Exhibit 10.5

Certain identified information has been excluded from this exhibit because it is both (i) not material and (ii) the type that the registrant treats as private or confidential. The omitted information is indicated by [***].

PURCHASE AGREEMENT COM0028-13

between

EMBRAER S.A.

and

SKYWEST INC.

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ATTACHMENTS

”A” - AIRCRAFT CONFIGURATION EMBRAER 175

Exhibit 1 to Attachment A (LOPA)

“B” - FERRY FLIGHT ASSISTANCE AND PRODUCT SUPPORT PACKAGE

Exhibit 1 to Attachment B (LIST OF TECHNICAL PUBLICATIONS)

Exhibit 2 to Attachment B (SPECIAL INSURANCE CLAUSES)

”C” - WARRANTY CERTIFICATE - MATERIAL AND WORKMANSHIP

”D” - PRICE ESCALATION FORMULA

[***]

[***]

“G” – AIRCRAFT DELIVERY SCHEDULE

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PURCHASE AGREEMENT COM0028-13

THIS AGREEMENT IS ENTERED INTO THIS 15TH DAY OF FEBRUARY, 2013, BY AND BETWEEN EMBRAER S.A. AND SKYWEST INC., FOR THE PURCHASE AND SALE OF EMBRAER AIRCRAFT.

THE SALE COVERED BY THIS AGREEMENT SHALL BE GOVERNED SOLELY BY THE TERMS AND CONDITIONS HEREIN SET FORTH, AS WELL AS BY THE PROVISIONS SET FORTH IN THE ATTACHMENTS HERETO.

1.INTERPRETATION

1.1.Definitions

For the purpose of this Agreement, the following definitions are hereby adopted by the Parties:

1.1.1.“Actual Delivery Date”: shall mean, with respect to each Aircraft, the date on which Buyer obtains title to that Aircraft in accordance with Article 7.

1.1.2.“AD’s”: shall mean effective Airworthiness Directives issued by either the ANAC or the Airworthiness Authority, in connection with and with respect to the Aircraft.

1.1.3.“Agreement” or “Purchase Agreement”: shall mean this purchase agreement and any amendments thereto.

1.1.4.“Aircraft”: shall mean the EMBRAER 175 LR [***] aircraft manufactured by Embraer according to Attachment “A”, for sale to Buyer pursuant to this Agreement, equipped with two engines identified therein (or, where there is more than one of such aircraft, each of such aircraft).

1.1.5.“Aircraft Basic Price”: shall mean the Aircraft price, as defined in Article 3.1.

1.1.6.“Aircraft Purchase Price”: shall mean the Aircraft price, effective on the relevant Aircraft Contractual Delivery Date, resulting from the application of the Escalation Formula to the Aircraft Basic Price as set forth in Article 3.3.

1.1.7.“Airworthiness Authority”: shall mean the United States Federal Aviation Administration or FAA.

1.1.8.“ANAC”: shall mean the Brazilian civil aviation authority – Agência Nacional de Aviação Civil.

1.1.9.“BFE”: shall have the meaning set forth in Article 3.3 of Attachment “A”.

1.1.10.“Business Day(s)”: shall mean a day on which banks are open for business in São José dos Campos -SP in Brazil, St. George, Utah and New York, New York in the United States.

1.1.11.“Buyer”: shall mean SkyWest Inc., a company organized and existing under the laws of Utah with its principal place of business at 444 South River Road, St. George, Utah, 84790, USA.

1.1.12.“Contractual Delivery Date”: shall mean the delivery date referred to in Article 5.

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1.1.13.“Day(s)”: shall mean calendar days.

1.1.14.“Embraer”: shall mean Embraer S.A., a Brazilian corporation organized and existing under the laws of Brazil with its principal place of business at Av. Brigadeiro Faria Lima, 2170, São José dos Campos, SP, Brazil.

1.1.15.“Escalation Formula”: shall mean the escalation formula contained in Attachment “D”.

1.1.16.“FAF”: shall mean delivery of an Aircraft in fly-away-factory condition, flying from the place designated in Article 5 and cleared for export by Embraer.

1.1.17.“Initial Deposit”: shall mean the initial deposit paid for each Aircraft referred to in Article 4.1.1.

1.1.18.“LIBOR” :for purposes of calculating any rate under this Agreement for any period for which the same is to be established, shall mean a rate per annum equal to the US$ Six-Month LIBOR published or reported by the Telerate Channel (equal to the US$ interest rate for a period of Six-months displayed on page LIBOR 01 of the Reuters screen or any successor or substitute page of such screen, providing rate quotations comparable to those currently provided on such page of such screen) at 11:00 a.m. London time, in the London interbank market on the first day of such period (or if such date is not a London business day, the immediately preceding London business day) and in an amount comparable to the amount for which such rate is to be established. For purposes of this definition, ”London business day” means any day excluding Saturday, Sunday and any day on which commercial banks in London, England are authorized or required by law to remain closed.

1.1.19.“Major Changes”: shall mean the changes to the design of the Aircraft, as defined in Article 11.2.2.

1.1.20.“Mandatory Service Bulletins”: shall mean the mandatory service bulletins applicable to the Aircraft, which are issued by Embraer to implement the AD’s referred to under Article 11.4.

1.1.21.“Minor Changes”: shall mean the changes to the design of the Aircraft defined as per the terms and conditions of Article 11.2.1.

1.1.22.“Option Aircraft” shall be the additional Aircraft that Buyer shall have the option to purchase as per the terms of Article 21.

1.1.23.“Parties”: shall mean Embraer and Buyer.

1.1.24.“Product Support Package”: shall mean the products and Services to be provided by Embraer as per Article 13.

1.1.25.“Scheduled Inspection Date”: shall mean the date on which a certain Aircraft hereunder is available for inspection and acceptance by and subsequent delivery to Buyer, as per the terms and conditions of Article 7.1.

1.1.26.“Services”: shall mean the services, as defined in Article 2.3 of Attachment “B”.

1.1.27.“Technical Description”: shall mean [***] 175 [***], as supplemented and amended from time to time.

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1.1.28.“Technical Publications”: shall mean the technical documentation pertaining and related to the Aircraft, as identified in Article 2.2 and listed in Exhibit 1, both to Attachment “B”.

1.1.29.“USD” or “US$”: shall mean the legal currency of the United States of America.

1.1.30.“Vendor”: shall mean third party suppliers of equipment, parts, tools, ground support and test equipment to Embraer to use on or in connection with the Aircraft.

1.1.31.“Working Day(s)”: shall mean a day, other than Saturday, Sunday or holiday, on which Embraer in São José dos Campos, SP, Brazil is open for business.

1.2Construction

In this Agreement unless otherwise expressly provided:

1.2.1words importing the plural shall include the singular and vice versa,

1.2.2a reference to an Article, Attachment or Exhibit is a reference to an Article, Attachment or Exhibit to this Agreement, and

1.2.3the headings in this Agreement are to be ignored in construing this Agreement.

2.SUBJECT

Subject to the terms and conditions of this Agreement:

2.1Embraer shall sell and deliver and Buyer shall purchase and take delivery of one hundred (100) Aircraft;

2.2Embraer shall provide to Buyer the Services and the Technical Publications as described in Attachment “B” to this Agreement; and

2.3Buyer shall have the option to purchase up to one hundred (100) Option Aircraft, in accordance with Article 21.

3.PRICE

3.1The Aircraft Basic Price of each Aircraft is [***]

3.2The Services and Technical Publications and other services specified in Attachment “B” are to be provided [***]. Additional technical publications as well as other services shall be billed to Buyer in accordance with Embraer’s rates prevailing at the time Buyer places a purchase order for such additional technical publications or other services, [***].

3.3The Aircraft Basic Price shall be escalated according to the Escalation Formula. Such price as escalated shall be the Aircraft Purchase Price and it will be provided by Embraer to Buyer [***] prior to each Aircraft Contractual Delivery Date.

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4.PAYMENT

4.1To secure the Aircraft delivery positions set forth in Article 5 and to ensure delivery of Aircraft in accordance with the delivery schedule set forth in Article 5, Buyer shall pay Embraer for each Aircraft the amounts set forth in Article 3 in accordance with the terms and conditions contained in this Article 4. The Parties acknowledge that each of the Aircraft and the corresponding delivery positions have been reserved for purchase by Buyer and such Aircraft have been removed from the market. The amounts specified in Article 3 shall be paid by Buyer by wire transfer in immediately available USD funds, to a bank account to be timely informed by Embraer.

The Aircraft Purchase Price for each Aircraft (other than Option Aircraft) shall be paid by Buyer, as follows:

[***]

4.2In the event of Buyer failing to pay any amount payable as set forth in Articles

4.1.2 through 4.1.4 hereunder on the relevant due date and thereafter [***] after receipt by Buyer of notice from Embraer of the failure to pay the required amount , Buyer shall pay to Embraer immediately upon demand made from time to time interest on such amount, or any part thereof, not paid from the date on which Buyer received such notice of failure to pay until the date on which the same is paid in full at the rate equal to [***] pro rated on any part thereof. For the payments referred to under Article 4.1.5, interest shall be calculated as per Article 7.8. Without prejudice to Embraer’s rights set forth in Article 4.3, interest accrued will be invoiced by Embraer [***], beginning one month after the date on which payments should have been made, and payment thereof shall be made by Buyer in accordance with the instructions contained therein.

4.3Without prejudice to the payment of interest on late payments set forth above, should Buyer fail to make any payment on or before the due date and after the notice referred to in Article 4.2, and if such failure shall not have been cured within [***] following the date of such notice Embraer shall have the right to postpone the relevant Aircraft Contractual Delivery Date [***]. Notwithstanding the foregoing, Embraer shall have the right to [***] if such failure shall not have been cured within [***] following the date on which notice referred to in Article 4.2 is received by Buyer.

4.4Net payments: Except as otherwise provide for in Article 17 hereof, all payments to be made by Buyer under this Agreement shall be made without set off or withholding whatsoever. If Buyer is obliged by law to make any deduction or withholding from any such payment, the amount due from Buyer in respect of such payment shall be increased to the extent necessary to ensure that, after the making of such deduction or withholding, Embraer receives a net amount equal to the amount Embraer would have received had no such deduction or withholding been required to be made.

4.5Payment Date: unless otherwise agreed by the Parties in writing, payment of the amounts referred in Articles 4.1.2, 4.1.3 and 4.1.4, if not due upon the execution of this Agreement, shall be made by Buyer on or before the [***] prior to the [***] of the month on which each of such payments is [***].

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4.6[***]: except as expressly determined otherwise in this Agreement, all payments made by Buyer to Embraer hereunder shall be [***].

5.DELIVERY

Subject to payment in accordance with Article 4 and the provisions of Articles 7 and 9, Embraer shall offer the Aircraft to Buyer for inspection, acceptance and subsequent delivery in FAF condition, at Embraer premises in São José dos Campos, State of São Paulo, Brazil, on a date within the month contained in Section 1 of Attachment “G” to this Agreement.

Except as otherwise expressly provided differently elsewhere in this Agreement, the date indicated in Section 1 of Attachment “G” to this Agreement shall be deemed to be the last day of the month set forth therein.

6.CERTIFICATION

6.1The EMBRAER 175 aircraft is type certified pursuant to FAA airworthiness requirement FAR 25 – Airworthiness Standards Transport Category Airplanes [***].

6.2The Aircraft shall be manufactured by Embraer in compliance with FAA type certification and the operational requirements of the Airworthiness Authority, except for the items that are under Buyer’s regulatory responsibility pursuant to the FAR operational requirements and are not otherwise required to be provided by Embraer under this Agreement. Buyer shall be solely responsible for determining which operational requirements of the Airworthiness Authority are to be incorporated into the Aircraft configuration and for informing Embraer thereof. All such requirements, to the extent not included in Attachment A at the time of execution of this Purchase Agreement, shall be treated in accordance with the terms and conditions of Article 11.5.

6.3The Aircraft shall be delivered to Buyer with an export certificate of airworthiness issued by the ANAC complying with the type certificate. The condition of the Aircraft at delivery and the documentation delivered with the Aircraft, including the above mentioned export certificate of airworthiness, shall enable Buyer to obtain a certificate of airworthiness from the Airworthiness Authority. Subject to the above, it shall be Buyer’s responsibility to obtain such certificate of airworthiness for and the registration of the Aircraft, at Buyer’s sole expense.

7.ACCEPTANCE AND TRANSFER OF OWNERSHIP

7.1The Aircraft shall be delivered in accordance with the schedule specified in attachment “G” hereto. Embraer shall give Buyer [***] advance notice by e-mail or facsimile of the date on which Embraer considers that each Aircraft will be ready for inspection, acceptance and subsequent delivery. The final notification shall be issued by Embraer to Buyer with no less than [***] prior to the date that the Aircraft will be made available for Buyer’s inspection, which date shall be defined as the “Scheduled Inspection Date”, on which date Buyer shall promptly start inspecting such Aircraft.

7.2Buyer shall be allowed a reasonable period of time but in no event greater than [***] to inspect and conduct an acceptance flight of each Aircraft prior to its delivery.

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[***]. Embraer will provide the fuel and insurance for the Aircraft’s acceptance flight in accordance with the insurance policy of Embraer.

7.3If Buyer finds an Aircraft acceptable, Buyer shall promptly execute and deliver a certificate of acceptance of such Aircraft and pay any and all amounts then due and payable pursuant to this Agreement, including but not limited to all amounts referred to in Articles 4.1, 4.2, 7.8 and 8 as applicable. Simultaneously with receipt of the certificate of acceptance and the payments then due and payable, Embraer shall issue a warranty bill of sale, thus effecting transfer of title and risk in and to the Aircraft to Buyer, free and clear of any liens and encumbrances, at which time Buyer shall promptly remove the Aircraft from the facilities of Embraer.

7.4Buyer may decline to accept an Aircraft which does not materially comply with the specification set forth in Attachment “A” or [***] not in an airworthy condition. For the purposes of this Article 7, an Aircraft shall be deemed not to be materially compliant when one or more of the Aircraft characteristics identified in Article 11.2.1

(i) through (vii) are adversely affected by such non-compliance vis-à-vis the specification set forth in Attachment “A”.

7.5If Buyer declines to accept an Aircraft, Buyer shall give Embraer written notice of all specific reasons for such refusal within [***] following the last day of the [***] inspection period permitted above and Embraer shall have [***], commencing on the [***] after receipt of such notice, to take all necessary actions in order to resubmit the Aircraft to Buyer for re-inspection.

7.6Buyer shall be allowed [***] to re-inspect the Aircraft, starting on the day immediately following receipt by Buyer of notice from Embraer that all necessary actions were taken. In the event Buyer declines to accept an Aircraft after this procedure is carried out twice, the Parties shall convene immediately following final refusal to accept the Aircraft in order to negotiate possible solutions. If within [***] counted from the date in which Embraer receives notice of such final refusal to accept the Aircraft, Embraer and Buyer fail to reach an agreement in writing, then either Party may terminate this Agreement with respect to the affected Aircraft without liability to either Party, except that Embraer shall return to Buyer the amounts actually received by Embraer from Buyer towards the purchase of the affected Aircraft and the BFE (if applicable) in each case [***].

7.6.1In the event that Buyer accepts an Aircraft that complies with Article 7.4 hereof [***].

7.7Should Buyer fail to perform the acceptance and transfer of title to the Aircraft or to give Embraer written notice of specific reasons for refusal, within the periods provided for and in accordance with this Article 7, Embraer shall be entitled, at its discretion, to either [***]. Embraer rights to [***] shall only become effective if such default of Buyer has not been cured within [***] counted from the Scheduled Inspection Date, [***].

7.8Notwithstanding the provisions of Article 7.7 and in addition to Embraer’s rights pursuant to Article 20.3 should Buyer fail to perform the acceptance and transfer of title to the Aircraft within the time period specified in Articles 7.2, 7.3, 7.5 and 7.6, as applicable, and provided Embraer has tendered the Aircraft as contemplated by this

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Agreement, interest will accrue at the rate equal to [***] calculated over the unpaid balance of the relevant Aircraft Purchase Price, prorated from the date on which Buyer should have completed the inspection or re-inspection of the Aircraft, whichever is later, until the date in which transfer of title occurs or until the date Embraer terminates this Agreement pursuant to Article 7.7, whichever occurs first. Without prejudice to Embraer’s rights set forth in Article 7.7, interest accrued will be invoiced by Embraer on a [***] basis, beginning [***] after the date on which the Aircraft acceptance or transfer of title should have been performed, and payment thereof shall be made by Buyer in accordance with the instructions contained therein.

8.STORAGE CHARGE

8.1A storage charge equal to [***] per [***] shall be charged by Embraer to Buyer commencing on:

8.1.1Buyer’s failure to perform inspection or re-inspection of an Aircraft, whichever is later, per the date or time period specified in writing by Embraer, according to Articles 5 and/or 7, as applicable; or

8.1.2Buyer’s acceptance of an Aircraft when Buyer defaults in the fulfillment of any payment due and in taking title to such Aircraft immediately thereafter; or

8.1.3Buyer’s failure to remove an Aircraft from Embraer’s facilities after issuance of an export certificate of airworthiness as provided for in Article 6.3 hereof and after title transfer [***].

8.2If however, Buyer notifies Embraer in writing [***] in advance of its expected delay in the performance of its obligations set forth in Articles 8.1.1, 8.1.2 and 8.1.3 above, the storage charge shall commence on the [***] after the occurrence of the events set forth in Articles 8.1.1, 8.1.2 or 8.1.3 above, as applicable.

8.3In the event that an Aircraft Contractual Delivery Date must be extended by Embraer from that which is designated in Article 5, due to Buyer’s failure to perform any action or provide any information contemplated by this Agreement other than the ones specified in the preceding paragraphs, the storage charge shall commence on the [***] after the Contractual Delivery Date relative to such Aircraft.

8.4Buyer shall pay the storage charge as set forth in Articles 8.1 or 8.3, as applicable, in USD, per each [***] of delay or prorated for any part thereof, within [***] after the presentation of each invoice by Embraer.

9.DELAYS IN DELIVERY

9.1Excusable Delays:

9.1.1Embraer shall not be held liable or be found in default for any delays in the delivery of an Aircraft beyond the Contractual Delivery Date or in the performance of any act to be performed by Embraer under this Agreement, resulting from, but not restricted to, the following events or occurrences (hereinafter referred to as “Excusable Delays”): [***].

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9.1.2Within [***] after Embraer has [***] that the occurrence of any of the above mentioned events will constitute causes of Excusable Delays in the delivery of an Aircraft beyond the Contractual Delivery Date or in the performance of any act or obligation to be performed by Embraer under this Agreement, Embraer [***].

9.1.3Any such delays shall [***].

9.1.4If the cause of such Excusable Delay is such as to last longer than [***] or to render the performance of this Agreement impossible, [***], then the Parties shall attempt to renegotiate the terms of this Agreement accordingly, within [***] following the last Day of Excusable Delay as provided for herein. In the event that the Parties fail to agree on such terms, Buyer shall have the right within [***] after the expiration of such [***] period to terminate this Agreement [***], by written notice to Embraer. In the event that Buyer does not exercise the termination right as provided for above, and such Excusable Delay lasts [***] or longer, Embraer may terminate this Agreement [***] by written notice to Buyer, no later than [***] after such [***]. In any case termination by either Party hereunder shall be without liability to either Party, except as provided for in Article 20.2(i).

9.1.5If, however, the cause of such Excusable Delay is attributable to Buyer in accordance with [***], Buyer shall not be entitled to terminate this Agreement in accordance with Article 9.1.4 and upon a termination by Embraer the provisions of Article 20.3 shall apply.

9.2Non-Excusable Delays:

9.2.1If the delivery of an Aircraft is delayed, and such delay does not constitute an Excusable Delay (hereinafter referred to as “Non-Excusable Delays”), by more than [***] after the Contractual Delivery Date for such Aircraft, Buyer [***] up to the date that the Aircraft is available for inspection and acceptance by, and subsequent delivery to Buyer by means of written confirmation of the successful completion of ground and flight tests performed by Embraer, to be provided as per Article 7.1 [***] within such [***] and [***], it being understood that such [***] will not, in any event, [***] and that it will only be due and payable by Embraer to Buyer after Buyer pays to Embraer the total Aircraft Purchase Price, in respect of the affected Aircraft, and as otherwise provide for in Article 20.2(ii). Such payment shall be made [***].

9.2.1.1In the event Embraer issues a written Non-Excusable Delay notice to Buyer within at least [***] prior to the Contractual Delivery Date of the affected Aircraft, Embraer shall have a [***], and Buyer [***] up to the date that the affected Aircraft is available for inspection and acceptance by, and subsequent delivery to Buyer by means of written confirmation of the successful completion of ground and flight tests performed by Embraer, to be provided as per Article 7.1, [***] within such [***] and [***], it being understood that such [***] will not, in any event, [***] of such Aircraft and that it will only be due and payable by Embraer to Buyer after Buyer pays to Embraer the total Aircraft Purchase Price, in respect of the affected Aircraft, and as otherwise provide for in Article 20.2(ii). Such payment shall be made within [***] of payment of the total relevant Aircraft Purchase Price.

9.2.1.2The Parties acknowledge and agree that [***], but are a fair and reasonable [***].

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9.2.2Within [***] after Embraer has [***] the occurrence of any event which constitutes a Non-Excusable Delay in the delivery of an Aircraft, Embraer shall send a written notice to Buyer of such occurrence including a description of the delays and an estimate of the effects expected upon the delivery of the Aircraft. Buyer shall have the right to terminate this Agreement in respect to the relevant Aircraft upon the occurrence of any Non-Excusable Delay of [***] or longer after such Aircraft Contractual Delivery Date, such right to be exercised by written notice to Embraer no earlier than after the expiration of such [***]. In any case, termination by Buyer hereunder shall be without liability to either Party, except as provided in Article 20.2(ii).

9.2.3It is agreed between the Parties that if, with respect to a delayed Aircraft, Embraer does not receive [***] from Buyer, within [***] after the Contractual Delivery Date of such Aircraft, Buyer shall be deemed to have fully waived its right [***].

9.3Delay Due to Loss or Structural Damage of the Aircraft

If, before delivery thereof an Aircraft is lost, destroyed or, in the reasonable opinion of Embraer, is damaged beyond economic repair (“Total Loss”), then Embraer will notify Buyer to [***]. Embraer will specify in its notice [***] the earliest date that an aircraft to replace the Aircraft may be delivered to Buyer and such date shall be deemed to be the revised Contractual Delivery Date for the replacement aircraft; [***]. However, in the event the specified revised Contractual Delivery Date is more than [***] after the original Contractual Delivery Date, then this Agreement will terminate with regards to the affected Aircraft unless Buyer accepts the revised Contractual Delivery Date and: (i) Buyer notifies Embraer of such acceptance within [***] of the date of receipt of the notice from Embraer, and (ii) the Parties execute an amendment to this Agreement recording the variation in [***].

If this Agreement terminates in relation to an Aircraft in accordance with this Article 9.3, such termination shall discharge the Parties from all obligations and liabilities of the Parties hereunder with respect to such Aircraft and related Services, except that Embraer shall return to Buyer any moneys paid by Buyer towards the purchase of such Aircraft [***]. Such payment to be made within [***].

In case of a dispute in regard whether an Aircraft is delayed as a result of a loss under Article 9.3 or Excusable Delay under Article 9.1 the provisions of Article 9.3 shall prevail.

[***]

10.DELIVERY INSPECTION

10.1.Embraer shall provide to Buyer at least [***] prior to the first Contractual Delivery Date commercially reasonable procedures, subject matter and acceptance criteria for the delivery inspection (the “Inspection Protocol”). Within [***] of receipt of the Inspection Protocol, both Parties shall discuss and agree to a mutually acceptable Inspection Protocol, each party acting reasonably.

10.2.In order to perform the delivery inspection and acceptance of each Aircraft in accordance with Article 7, Buyer shall send up to [***] authorized representatives (the “Authorized Representatives”) to the facilities of Embraer. Buyer shall communicate to Embraer the names of its Authorized Representatives, by means of written notice, at

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least [***] prior to each relevant Aircraft Contractual Delivery Date specified in Article 5.

10.3.Such Authorized Representatives, or other representatives indicated by Buyer, shall be authorized and duly empowered to sign the acceptance and transfer of title and risk documents and accept delivery of the Aircraft pursuant to Article 7.

10.4.For the purposes subject hereof, Embraer shall provide, at Embraer’s cost and expense, communication facilities (telephone, facsimile and internet connection) for Buyer’s Authorized Representatives, as well as the necessary tools, measuring devices, test equipment and technical assistance as may be necessary to perform acceptance tests. Embraer shall also make available to Authorized Representatives (i) free local transportation between Embraer facilities and hotel during normal working hours on the relevant Working Days, and (ii) lunch at the canteen at Embraer facilities on Working Days.

10.5.Buyer’s Authorized Representatives shall observe Embraer’s administrative rules and instructions while at Embraer’s facilities.

10.6.Buyer’s Authorized Representatives shall be allowed exclusively in those areas related to the subject matter hereof. Buyer agrees to the extent permitted by law to hold harmless and indemnify the Embraer Indemnities (as defined in Attachment “B”, Section 2.3.2(m)) from and against all and any kind of liabilities in respect to such representatives(other than for the loss or damage to property of the Embraer Indemnities and agents or employees of the Embraer Indemnities), under all circumstances and in any instance, except to the extent they arise from the gross negligence or the willful misconduct of the Embraer Indemnities or their employees and agents.

11.CHANGES

11.1Each Aircraft will comply with the standards defined in Attachment “A” hereto and shall incorporate all modifications which are classified as AD’s mandatory by ANAC or the Airworthiness Authority as provided in Article 11.4, and those agreed upon by Buyer and Embraer in accordance with this Article.

11.2The Parties hereby agree that changes can be made by Embraer in the design of the Aircraft, the definition of which and its respective classification shall be in compliance to the Aircraft type specification, as follows:

11.2.1Minor Changes: defined as those modifications which will not, or would not reasonably be expected to adversely affect the Aircraft in any of the following characteristics:

[***]

11.2.2Major Changes: defined as those modifications which affect at least one of the topics mentioned in Article 11.2.1.

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11.3Embraer shall have the right, but not the obligation, to incorporate Minor Changes in the Aircraft still in the production line at its own cost, without the prior consent of Buyer.

11.4Embraer shall convey those Major Changes that are classified as AD’s by means of service bulletins approved by the Airworthiness Authority and/or ANAC, as appropriate. Service bulletins that implement such AD’s shall be referred to as Mandatory Service Bulletins. Embraer shall incorporate Mandatory Service Bulletins as follows:

11.4.1Compliance required before Contractual Delivery Date: Embraer shall incorporate Mandatory Service Bulletins in undelivered Aircraft at Embraer’s expense in a reasonable period of time if the compliance time for such Mandatory Service Bulletins is before Contractual Delivery Date of such Aircraft. Embraer shall not be liable for any delays resulting from incorporation of Mandatory Service Bulletins when the Aircraft has already passed the specific production stage affected by the incorporation of said change but Embraer shall [***] to incorporate such changes prior the Actual Delivery Date [***].

11.4.2Compliance required after Contractual Delivery Date: For [***] after [***], Embraer shall [***]. When flight safety is affected, such changes shall be immediately incorporated. After the [***] period mentioned above in this Article 11.4.2, the provisions of Article 11.5 shall apply.

11.5Except for the Major Changes referred to in Article 11.4, any other Major Changes such as (i) any change developed by Embraer as product improvement, (i) any change required by Buyer in relation to the Aircraft configuration, (iii) any change in the certification regulations presented in the Technical Description, which are required by the Airworthiness Authority as a consequence of alterations, amendments and/or innovations of these applicable regulations, or (iv) any change due to alterations, amendments and/or innovations of legal requirements by other authorities (including without limitation environmental authorities) that have the effect of rendering Aircraft parts obsolete, shall be considered as optional and Embraer shall submit to Buyer a Proposal of Major Change (“PMC”) describing the impacts of such change. Should Buyer not approve such PMC [***].

11.6Any Major Change to the Aircraft, made in accordance with the foregoing paragraphs, which affect the provisions of Attachment “A” hereto, shall be incorporated in said Attachment by means of an amendment.

11.7Except [***], the Aircraft shall, on the Scheduled Inspection Date, comply with the terms and conditions of Attachment “A” as from time to time amended pursuant to Article 11.6. Determination of such compliance shall [***].

12.WARRANTY [***]

12.1.Warranty: the materials and workmanship relative to the Aircraft subject of this Agreement will be warranted in accordance with the terms and conditions specified in Attachment “C”.

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12.2 [***]: Embraer hereby [***]to Buyer [***], of and with respect to the Aircraft in accordance with the terms and conditions specified in [***].

13.PRODUCT SUPPORT PACKAGE

Embraer shall supply to Buyer the Product Support Package described in Article 2 of Attachment “B” hereto, which includes Embraer’s spare parts policy, the Technical Publications and the Services.

14.ASSIGNMENT

14.1Assignment of rights and obligations: Buyer may not assign, novate or transfer any of its rights or obligations hereunder without the prior written consent of Embraer, provided Buyer (x) may assign [***] under this Agreement with respect to [***] with [***] prior written notice to Embraer to a [***] which is [***] (“Permitted Assignee”) and Buyer shall [***] with [***] in regard to such assigned rights and obligations and (y) may assign its [***] to a finance party that shall acquire such Aircraft for the purposes of [***] to a [***] with [***] prior written notice to Embraer and Buyer shall [***] to [***] such Aircraft [***].

14.2Assignment of Product Support Package, as identified in Article 13 shall not be assigned or transferred to any third party, other than a Permitted Assignee, in connection with the transfer of title, possession or operation of any Aircraft.

14.3Assignment of warranties [***]: if Buyer wishes to transfer or assign the warranty contained in Attachment “C” [***] to a third party in connection with a financing of the Aircraft and the transfer of title, possession or operation of any Aircraft, Buyer shall obtain the prior written consent of Embraer [***] Buyer may upon thirty [***] prior written notice to Embraer assign [***] that is [***] or [***] acquisition of an Aircraft the warranties contained in Attachment “C” [***].

[***]

14.5Notwithstanding the above, this Agreement, as well as the warranty [***], shall not be assigned to [***], any person or entity which the Parties may be legally restricted to enter in to an agreement, to a person or entity debarred by the United States government or in case such assignment would infringe US export control regulations or any other applicable law.

15.RESTRICTIONS AND PATENT INDEMNITY

15.1Claims against Buyer. Subject to the limitations and conditions set forth herein, including, without limitation Article 15.2, Embraer shall indemnify Buyer with respect to all claims, lawsuits, and liabilities based upon or arising from any suit, action, proceeding, or allegation that:

(a)  Any product or service purchased from or supplied by Embraer hereunder or any portion thereof (collectively, for the purposes of this Article 15, “Item”) and/or the use or operation thereof constitutes an alleged or actual infringement of any granted or registered United States or foreign patent (“Patent Claim”), provided that from the time of design of such Item and until such Patent Claim is resolved, each of the country in which the relevant patent is held and the flag country of the Aircraft is a party to (1) the Paris Convention for the Protection of Industrial Property as

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amended and (2) Article 27 of the Chicago Convention on International Civil Aviation of December 7, 1944, or

(b) Aircraft software and accompanying documentation and manuals (collectively, for purposes of this Article 15, “Software”), or any part of such Aircraft Software furnished by Embraer, constitutes an alleged or actual infringement of any United States or foreign copyright rights or misappropriates any third party trade secret right under U.S. law or other foreign law (“Copyright Claim”), provided that from the time of design of such Software and until such Copyright Claim is resolved, each of the country in which the infringement claim is made and the flag country of the Aircraft is a member of the Berne Convention for the Protection of Literary and Artistic Works as amended and both countries recognize Software as a “work” under the Berne Convention.

15.1.1Embraer’s indemnification provided in this Article 15 shall not apply to Buyer furnished or installed equipment, Items or Software not installed, used or maintained in accordance with all instructions and procedures of Embraer (as may be modified by Embraer from time-to-time), any Buyer-furnished or requested designs or any Buyer modification of any Item or Software.

15.2Limitations and Conditions. Buyer shall give prompt written notice to Embraer of the receipt of a notice of a suit or action against Buyer alleging a Patent Claim or Copyright Claim covered by this Article 15 or of a written notice alleging a Patent Claim or Copyright Claim covered by this Article 15, whichever occurs earlier. Failure to notify Embraer as provided herein shall relieve Embraer of liability that it may have to Buyer to the extent that the defense of any such Patent Claim or Copyright Claim is prejudiced thereby.

At all times, Embraer shall have the right, at its option and expense, to negotiate with any party alleging a Patent Claim or Copyright Claim, assume or control the defense to any allegation of a Patent Claim or Copyright Claim, including without limitation, the right to bring a declaratory judgment or similar action, intervene in any action involving a Patent Claim or Copyright Claim, and/or attempt to resolve a Patent Claim or Copyright Claim by replacing or modifying an Item or Software.

Buyer shall promptly furnish to Embraer all information, documents, records, and assistance within Buyer’s possession, custody or control as requested by Embraer that Embraer considers potentially relevant or material to any allegation covered by this Article 15. Buyer shall co-operate with Embraer and shall, upon Embraer’s reasonable request and at Embraer’s expense, arrange for the attendance of representatives of Buyer at depositions, hearings, trials, and the like, and assist in effecting settlements, securing and giving evidence, obtaining the attendance of witnesses and in the conduct of any suits or actions covered by this Article 15.

Buyer shall obtain Embraer’s written approval prior to paying, agreeing to pay, assuming any obligation or making any material concession relative to any Patent Claim or Copyright Claim.

Embraer shall assume and pay any and all judgments and all costs assessed against Buyer in a final non-appealable judgment of any suit or action, and Embraer will make all payments in settlement imposed upon or incurred by Buyer with Embraer’s [***].

EMBRAER SHALL HAVE NO OBLIGATION OR LIABILITY UNDER THIS ARTICLE 15 FOR ANY LOSS OF USE, REVENUE OR PROFIT, OR FOR ANY OTHER

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INCIDENTAL OR CONSEQUENTIAL DAMAGES. THE OBLIGATIONS AND REMEDIES OF BUYER SET FORTH IN THIS ARTICLE 15 ARE EXCLUSIVE AND IN SUBSTITUTION FOR, AND BUYER HEREBY WAIVES, RELEASES AND RENOUNCES, ALL OTHER INDEMNITIES, OBLIGATIONS AND LIABILITES OF EMBRAER AND ALL OTHER RIGHTS, CLAIMS AND REMEDIES OF BUYER AGAINST EMBRAER, EITHER EXPRESS OR IMPLIED, ARISING BY LAW OR OTHERWISE, WITH RESPECT TO ANY ACTUAL OR ALLEGED INFRINGEMENT OF ANY INTELLECTUAL PROPERTY RIGHT BY ANY PRODUCT OR SERVICE PROVIDED UNDER THIS AGREEMENT.

16.MARKETING PROMOTIONAL RIGHTS

With Buyer’s prior written consent, Embraer shall have the right to show for marketing purposes, free of any charge, the image of Buyer’s Aircraft, painted with Buyer’s colors and emblems, affixed in photographs, drawings, films, slides, audiovisual works, models or any other medium of expression (pictorial, graphic, and sculptural works), through all mass communications media such as billboards, magazines, newspaper, television, movie, theaters, as well as in posters, catalogues, models and all other kinds of promotional material.

17.TAXES

Embraer shall [***]. All other taxes [***] shall be borne by Buyer.

18.APPLICABLE LAW

This Agreement shall in all respects be governed by the laws of the State of New York, including all matters of construction, validity and performance, without giving effect to principles of conflicts of laws other than sections 5-1401 and 5-1402 of the New York General Obligations law.

19.JURISDICTION

Each Party hereto hereby irrevocably agrees, accepts and submits to, for itself and in respect of any of its property, generally and unconditionally, the exclusive jurisdiction of the courts of the State of New York in the City and County of New York and of the United States for the Southern District of New York, in connection with any legal action, suit or proceeding with respect to any matter relating to or arising out of or in connection with this Agreement or any other operative agreement and fully waives any objection to the venue of such courts. Furthermore to the fullest extent permitted by applicable law, each Party hereby waives, and agrees not to assert, by way of motion, as a defense, or otherwise, in any such suit action or proceeding any claim that it is not personally subject to the jurisdiction of the above named courts, that the suit, action or proceeding is brought in an inconvenient forum, or that the venue of the suit, action or proceeding is improper.

EACH PARTY HERETO HEREBY EXPRESSLY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT IT MAY HAVE TO A JURY TRIAL IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY.

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20.TERMINATION

20.1Should either Party fail to comply partially or completely with its obligations hereunder, the other Party shall be entitled to give notice of such failure and to require that such failure be remedied within the period specified in that notice, which period shall not be less than [***]. Should such failure not be remedied within the period so specified, then the Party who gave notice of such failure shall be entitled to terminate this Agreement. Should termination occur in accordance with the foregoing, [***]. NOTWITHSTANDING ANYTHING TO THE CONTRARY HEREIN, NEITHER PARTY SHALL BE LIABLE TO THE OTHER PARTY IN ANY CIRCUMSTANCE HEREUNDER FOR ANY CONSEQUENTIAL DAMAGES (INCLUDING LOSS OF PROFITS, LOSS OF REVENUE, LOSS OF USE AND INCREASED COSTS) OR PUNITIVE DAMAGES OR INDIRECT OR INCIDENTAL DAMAGES WHICH MAY ARISE OUT OF, OR BE CONNECTED TO, ANY BREACH OR DEFAULT UNDER ANY TERM, CONDITION, COVENANT, WARRANTY, OR PROVISION OF THIS AGREEMENT, AND WHICH EITHER PARTY WOULD OTHERWISE BE ENTITLED TO UNDER ANY APPLICABLE LAW, INCLUDING BUT NOT LIMITED TO ANY CLAIMS SOUNDING IN CONTRACT, TORT, EQUITY OR STATUTE.

20.2As provided in Article 9.1.4, Buyer and Embraer shall have the right to terminate this Agreement in respect of the relevant Aircraft. As provided in Article 9.2.2, Buyer shall have the right to terminate this Agreement in respect to the relevant Aircraft. Upon receipt of the notices referred in Articles 9.1.4 or 9.2.2 to be issued by Buyer or Embraer, as the case maybe, Embraer shall:

(i)in case of [***].

(ii)in case of [***].

20.3If Buyer terminates this Agreement before the Actual Delivery Date of an Aircraft [***] or, if Embraer terminates this Agreement [***]. It is hereby agreed by the Parties that upon the receipt by Embraer of the amounts set forth above in full, [***] fair and reasonable [***]. Such payment to be made by Buyer within [***] of termination.

Embraer’s rights to terminate this Agreement due to Buyer’s failure to comply [***], at Embraer’s sole discretion, may be exercised to terminate not only the relevant Aircraft but the whole Agreement, in relation to all undelivered Aircraft, in case Embraer has terminated [***], as a result of Buyer’s default [***]. In the event Embraer decides to terminate the [***] as described under this provision, Buyer shall [***] at the date of such termination. [***]. It is hereby agreed by the Parties that upon the receipt by Embraer of the amounts set forth above in full, [***] fair and reasonable [***]. Such payment to be made by Buyer within [***] of termination.

Buyer’s rights to terminate this Agreement [***] hereof, at Buyer’s sole discretion, may be exercised to terminate not only the relevant Aircraft but the whole Agreement, in relation to all undelivered Aircraft, in case Buyer has [***], as a result of Embraer’s default [***] hereof. In the event Buyer decides to terminate [***]as described under this [***], Embraer shall [***] prior to the relevant [***] at the date of

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such termination. It is hereby agreed by the Parties that upon the [***] of the [***] fair and reasonable [***]. Such [***] within [***].

20.4If either Party terminate this Agreement in respect to an Aircraft [***] hereof, Embraer [***] shall return to Buyer all amounts previously paid by Buyer with respect to the relevant Aircraft [***]. Such payment to be made within [***] of termination.

20.5In the event of [***].

20.6In the event of [***].

21.OPTION AIRCRAFT

Subject to the [***], Buyer shall have the option to purchase one hundred (100) additional Option Aircraft, to be delivered in accordance with Option Aircraft contractual delivery dates (each an “Option Aircraft Contractual Delivery Date”) contained in Section 2 of Attachment “G” to this Agreement.

The Option Aircraft will be supplied in accordance with the following terms and conditions:

21.1 [***]

21.2The unit basic price of the Option Aircraft shall be equal to the unit Aircraft Basic Price (the “Option Aircraft Basic Price”).

21.3The Option Aircraft Basic Price shall be escalated according to the escalation formula subject of Attachment “D” hereto, determining the Option Aircraft purchase price (the “Option Aircraft Purchase Price”).

21.4The payment of the Option Aircraft Purchase Price shall be made for each Option Aircraft for which Buyer has exercised its option rights hereunder according to the following:

[***]

21.5Except as otherwise provide for in Article 21.5.1the option to purchase the Option Aircraft shall be exercised in [***] of [***] Option Aircraft each (the “Option Group” for purposes of this Article 21.5) no later than [***] prior to [***] the first Option Aircraft Contractual Delivery Date in such Option Group. [***]. Any Option Aircraft not exercised by Buyer as per the terms and conditions of this paragraph will be considered relinquished, [***], and Embraer shall return to Buyer any payments made by Buyer towards the purchase of such terminated Option Aircraft within [***] following such termination.

21.5.1In the event that Buyer fails to issue [***]. Any Option Aircraft not exercised by Buyer as per the terms and conditions of this paragraph will be considered relinquished [***] and Embraer shall return to Buyer any payments made by Buyer towards the purchase of such terminated Option Aircraft within [***] following such termination.

21.5.2After the confirmation by Buyer of any of the Option Groups described in Article 21.5.1 above for at least [***] Option Aircraft, the remaining Option Aircraft

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shall be exercised [***] no later than [***] prior [***] Option Aircraft Contractual Delivery Date in such Option Group. [***]. Any Option Aircraft not exercised by Buyer as per the terms and conditions of this paragraph will be considered relinquished [***], and Embraer shall return to Buyer any payments made by Buyer towards the purchase of such terminated Option Aircraft within [***] following such termination.

21.6If the options are confirmed by Buyer as specified above, an amendment to this Agreement shall be executed by and between the Parties within [***] following the Option Aircraft exercise date, confirming the Option as an Aircraft under this Agreement and setting forth any other mutually agreed upon the terms and conditions applicable to, if any, exclusively to the Option Aircraft.

21.7Article 2.3.4 of Attachment “B” hereto sets forth the agreement regarding the product support package to be applied to the Option Aircraft.

22.Intentionally Omitted

23.NOTICES

All notices permitted or required hereunder shall be in writing in the English language and sent, by registered mail, or facsimile, to the attention of the Vice President, Contracts – Commercial Aviation as to Embraer and of the Chief Financial Officer as to Buyer, to the addresses indicated below or to such other address as either Party may, by written notice, designate to the other.

23.1EMBRAER:

EMBRAER S.A.

Av. Brigadeiro Faria Lima, 2170

12.227-901 São José dos Campos - SP

Brazil

Telephone: (+55 12) 3927-1410

Facsimile: (+55 12) 3927-1257

23.2BUYER:

SKYWEST INC.

444 South River Road

St. George, Utah, 84790

USA

Telephone: +1 435.634.3212

Facsimile: +1 435.634.3205

24.EFFECTIVE DATE

24.1 This Agreement shall become effective upon its execution by the Parties, provided however, Buyer’s obligation to purchase the Aircraft is expressly [***], determined by Buyer in good faith and acting reasonably, [***].

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[***]

25.CONFIDENTIALITY

Neither Party has the right to make public disclosure of the terms of this Agreement except as required by any applicable law or regulation adopted or promulgated by any governmental authority, exchange or self-regulatory organization. Each of Buyer and Embraer agrees not to disclose any non-public portion of this Agreement or its Attachments, amendments or any other supplement, to any third party without the previous written consent of the other Party, which consent shall not be withheld unreasonably. In the event either Party is legally required to disclose the terms of this Agreement, that Party shall notify the other Party reasonably in advance of such disclosure, and exert its commercially reasonable efforts to request and obtain confidential treatment of the terms of this Agreement reasonably designated by the other Party as confidential. However if on the reasonable advice of counsel either Party is advised that it is obligated to disclose information under the applicable law or regulation, such Party shall provide notice to the other Party, and may after delivery of such notice, disclose such information.

26.FOREIGN CONTENT

The Aircraft contain commodities, technology and software that were exported from the United States and other countries in accordance with their respective export control regulations. Diversion contrary to U.S. law and/or any other applicable law is prohibited.

Buyer agrees to comply with any export and re-export control laws of the United States and other countries applicable to the Aircraft, its parts, components, technology and software and, upon Embraer’s request, to execute and deliver to Embraer the relevant end-user certificates necessary for the export and transfer of the Aircraft to Buyer.

27.SEVERABILITY

If any provision or part of a provision of this Agreement or any of the Attachments shall be, or be found by any authority or court of competent jurisdiction to be, illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall not affect the other provisions or parts of such provisions of this Agreement, all of which shall remain in full force and effect.

28.NON-WAIVER

Except as otherwise specifically provided to the contrary in this Agreement, any Party’s refrain from exercising any claim or remedy provided for herein shall not be deemed a waiver of such claim or remedy, and shall not relieve the other Party from the performance of such obligation at any subsequent time or from the performance of any of its other obligations hereunder.

29.INTEGRATED AGREEMENT

All Attachments referred to in this Agreement and/or attached hereto are, by such reference or attachment, incorporated in this Agreement.

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30.NEGOTIATED AGREEMENT

Buyer and Embraer agree that this Agreement, including all of its Attachments, has been the subject of discussion and negotiation and is fully understood by the Parties, and that the rights, obligations and other mutual agreements of the Parties contained in this Agreement are the result of such complete discussion and negotiation between the Parties.

31.COUNTERPARTS

This Agreement may be signed by the Parties hereto in any number of separate counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument and all of which when taken together shall constitute one and the same instrument.

32.ENTIRE AGREEMENT

This Agreement constitutes the entire agreement of the Parties hereto with respect to the subject matter hereof and supersedes all previous and connected negotiations, representations and agreements between the Parties. This Agreement may not be altered, amended or supplemented except by a written instrument executed by the Parties.

INTENTIONALLY LEFT BLANK - SIGNATURE PAGE FOLLOWS

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IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers and to be effective as of the day and year first above written.

EMBRAER S.A.		SKYWEST INC.

By:	/s/ Artur Coutinho	By:	/s/ Bradford R. Rich
Name:	Artur Coutinho	Name:	Bradford R. Rich
Title:	COO – Chief Operating Officer	Title:	President

By:	/s/ Jose Luis D’Avila Molina	By:	/s/ Michael J. Kraupp
Name:	Jose Luis D’Avila Molina	Name:	Michael J. Kraupp
Title:	Vice President, Contracts	Title:	Chief Financial Officer and
Commercial Aviation		Treasurer

Date:	February 15, 2013	Date:	February 15, 2013
Place:		Place:

Witnesses:

/s/ Adriana Sarlo		/s/ Darin Hafen
Name:	Adriana Sarlo	Name:	Darin Hafen
ID:		ID:

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ATTACHMENT “A” EMBRAER 175 AIRCRAFT CONFIGURATION

1.	STANDARD AIRCRAFT

The Aircraft EMBRAER 175 (certification designation ERJ 170-200 LR [***]) shall be manufactured according to [***] although not attached hereto, is incorporated herein by reference, and (ii) the characteristics described in the items below.

2.	OPTIONAL EQUIPMENT:

[***]

3.	FINISHING

The Aircraft will be delivered to Buyer as follows:

3.1	EXTERIOR FINISHING:

The fuselage of the Aircraft shall be painted according to Buyer’s colour and paint scheme, which shall be supplied to Embraer by Buyer on or before [***] prior to the first Aircraft Contractual Delivery Date. The wings and the horizontal stabilizer shall be supplied in the standard colours, i.e., grey BAC707.

The choices of colour and paint scheme made by Buyer shall apply to all Aircraft, unless Buyer provides written notice of a new colour and paint scheme not less than [***] prior to the relevant Aircraft Contractual Delivery Date.

3.2	INTERIOR FINISHING:

Buyer shall inform Embraer during the customer check list definition (“CCL”), to be held no later than [***] prior to the applicable Aircraft Contractual Delivery Date, of its choice of materials and colours of all and any item of interior finishing such as seat covers, carpet, floor lining on galley areas, side walls and overhead lining, galley lining and curtain, from the choices offered by and available at Embraer. In case Buyer opts to use different materials and/or patterns, Embraer will submit to Buyer a Proposal of Major Change (“PMC”) describing the impacts of such option, if any. Should Buyer not approve such PMC, the interior shall be built according to the choices offered by and available at Embraer.

Once defined, for the applicable CCL the choices of interior finishing made by Buyer shall apply to all applicable Aircraft. If Buyer requires an interior finishing for any Aircraft that is different from the original one informed to Embraer, Buyer shall present a written request to Embraer not less than [***] prior to the relevant Aircraft Contractual Delivery Date and Embraer will submit the relevant quotation to the approval of Buyer within thirty [***] from the date such request is received by Embraer. Should Buyer not approve the quotation, the interior of relevant Aircraft shall be built according to the original choice of Buyer.

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ATTACHMENT “A” EMBRAER 175 AIRCRAFT CONFIGURATION

3.3	BUYER FURNISHED EQUIPMENT (BFE) AND BUYER INSTALLED EQUIPMENT (BIE):

Buyer may choose to have carpets, tapestries, seat covers and curtain fabrics supplied to Embraer for installation in the Aircraft as BFE. Materials shall conform to the required standards and comply with all applicable regulations and airworthiness requirements. Delays in the delivery of BFE equipment or quality restrictions that prevent the installation thereof in the time frame required by the Aircraft manufacturing process shall entitle Embraer to either delay the delivery of the Aircraft for a period related to the delay of the BFE or present the Aircraft to Buyer without such BFE, in which case Buyer shall not be entitled to refuse acceptance of the Aircraft.

All BFE equipment shall be delivered in DDP conditions (INCOTERMS 2010) to C&D Zodiac – 14 Centerpointe Drive, La Palma, CA 90623, USA, or to another place to be timely informed by Embraer.

Galley inserts (such as coffee makers, water boilers, ovens), trolleys and standard units and medical kits, defibrillators and wheelchairs, as well as any other equipment classified as medical or pharmaceutical product, shall be acquired by Buyer and installed on the Aircraft by Buyer after delivery thereof as BIE.

Notwithstanding the above, Buyer shall [***] in [***].

3.4	EMBRAER RIGHT TO PERFORM FOR BUYER:

If, after written notice from Embraer to Buyer, Buyer fails to make any choice or definition which Buyer is required to make within [***] after such notice regarding the exterior and interior finishing of any Aircraft or to inform Embraer thereof, Embraer shall have the right, but not the obligation, to tender the Aircraft for delivery (a) painted white and (b) fitted with an interior finishing selected by Embraer at its reasonable discretion.

The taking of any such action by Embraer pursuant to this Article shall not constitute a waiver or release of any obligation of Buyer under the Purchase Agreement, nor a waiver of any event of default which may arise out of Buyer’s non-performance of such obligation, nor an election or waiver by Embraer of any remedy or right available to Embraer under the Purchase Agreement.

No compensation to Buyer or reduction of the Aircraft Basic Price shall be due by virtue of the taking of any such actions by Embraer and Embraer shall be entitled to charge Buyer for the amount of the reasonable expenses incurred by Embraer in connection with the performance of or compliance with such agreement, as the case may be, payable by Buyer within [***] from the presentation of the respective invoice by Embraer to Buyer.

4.	REGISTRATION MARKS, TRANSPONDER AND ELT CODES:

The Aircraft shall be delivered to Buyer with the registration marks painted on them. The registration marks, the transponder code and ELT protocol coding shall be supplied to Embraer by Buyer no later than [***] before each relevant Aircraft Contractual Delivery. Embraer shall be entitled to tender the Aircraft for

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ATTACHMENT “A” EMBRAER 175 AIRCRAFT CONFIGURATION

delivery to Buyer without registration marks, with an inoperative transponder and without setting the ELT protocol coding in case Buyer fails to supply such information to Embraer in due time.

5.	EXPORT CONTROL ITEMS

The Aircraft contains (i) an IESI (Integrated Electronic Standby Instrument System) manufactured by Thales Avionics with an embedded QRS-11 gyroscopic microchip used for emergency backup and flight safety information, and (ii) IRU (Inertial Reference Unit) manufactured by Honeywell International. The IESI and the IRU that are incorporated into this Aircraft are subject to export control under United States of America law. Transfer or re-export of such items (whether or not incorporated into the Aircraft), as well as their related technology and software may require prior authorization from the US Government.

IT IS HEREBY AGREED AND UNDERSTOOD BY THE PARTIES THAT IF THERE IS ANY CONFLICT BETWEEN THE TERMS OF THIS ATTACHMENT “A” AND THE TERMS OF THE TECHNICAL DESCRIPTION ABOVE REFERRED, THE TERMS OF THIS ATTACHMENT “A” SHALL PREVAIL.

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ATTACHMENT “B” FERRY FLIGHT ASSISTANCE AND PRODUCT SUPPORT PACKAGE

1.	FERRY FLIGHT ASSISTANCE
1.1

Embraer will make available to Buyer [***] the services of a third party representative at the airport in which the Aircraft will make the last stop in Brazilian territory, to assist Buyer’s crew in the interface with Brazilian customs clearances. Such services do not include handling services such as refueling, ground equipment and communications and Buyer shall hire such services from a handling service company. Buyer shall also be responsible for the [***] and overflight permits required for the ferry flight.

If it is necessary that any ferry equipment be installed by Embraer in the Aircraft for the ferry flight between Brazil and final destination, Embraer will make available, upon Buyer’s written request, a standard and serviceable ferry equipment to Buyer (hereinafter the “Kit”) [***], except as set forth below. In this case, Buyer shall immediately upon the Aircraft arrival at its final destination, remove the Kit from the Aircraft and return it to a freight forwarder agent as determined by Embraer, in FCA (Free Carrier - INCOTERMS 2010) condition.

In case Embraer provides the Kit to Buyer and irrespective of whether (i) the Kit is utilized, whether totally or not, such decision to be taken in Embraer’s reasonable discretion, or (ii) the Kit is not used and is not returned to Embraer freight forwarder agent complete and in the same condition as it was delivered to Buyer within [***] after Aircraft arrival in final destination, Buyer shall pay Embraer the value of a new Kit upon presentation of an invoice by Embraer and then the original Kit shall become the property of Buyer. In addition, the availability of another Kit for the next occurring Aircraft ferry flight after such period shall not be an Embraer obligation.

2.	PRODUCT SUPPORT PACKAGE
2.1	MATERIAL SUPPORT
2.1.1.	SPARES POLICY

Embraer guarantees the supply of spare parts, ground support equipment and tooling, except engines and their accessories, hereinafter referred to as “Spare(s)”, for the Aircraft for a period of [***] after production of the last aircraft of the same [***]. Such Spares shall be supplied according to the prevailing availability, sale conditions, delivery schedule and effective price on the date of acceptance by Embraer of a purchase order placed by Buyer [***]. The Spares may be supplied either by Embraer in Brazil or through its subsidiaries or distribution centers located abroad.

The sale and export of Spares to Buyer may be subject to export controls and other export documentation requirements of the United States and other countries. Buyer agrees that neither Embraer nor any of its subsidiaries, affiliates or Vendors shall be liable for failure to provide Spares and/or services, including without limitation the Services, under this Agreement or otherwise as a result of any ruling, decision, order, license, regulation, or policy of the competent authorities prohibiting the sale, export, re-export, transfer, or release of a Spare or its related technology. Buyer shall comply with any conditions and

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ATTACHMENT “B” FERRY FLIGHT ASSISTANCE AND PRODUCT SUPPORT PACKAGE

requirements imposed by the competent authorities and, upon Embraer’s request, shall execute and deliver to Embraer any relevant end-user certificates.

Export of (i) IESI (Integrated Electronic Standby Instrument System) manufactured by Thales Avionics with an embedded QRS-11 gyroscopic microchip used for emergency backup and flight safety information and (ii) IRU (Inertial Reference Unit) manufactured by Honeywell International are subject to export control under United States law. Transfer or re-export of such items, as well as their related technology and software, may require prior authorization from the U.S. Government.

2.1.2.	RSPL

Upon Buyer’s request, Embraer shall present to Buyer a recommended Spare provisioning list (the “RSPL”). The objective of the RSPL is to provide Buyer with a detailed list of Spares that will be necessary to support the initial operation and maintenance of the Aircraft by Buyer. Such recommendation will be based on the experience of Embraer and on the operational parameters established by Buyer.

Embraer will provide a qualified team to attend pre-provisioning conferences as necessary to discuss Buyer requirements and the RSPL as well as any available spare parts support programs offered by Embraer. Such meeting shall be held at a mutually agreed upon place and time, but in no event less than [***] prior to the Contractual Delivery Date of the first Aircraft. Each of Buyer and Embraer shall be responsible for its own costs and expenses associated with attendance at such conferences.

Buyer may acquire the items contained in the RSPL directly from Embraer or directly from Vendors. Items contained in the RSPL for which Buyer places a purchase order with Embraer (the “IP Spares”), will be delivered by Embraer to Buyer within [***], at a fill rate of [***] in FCA (Free Carrier - INCOTERMS 2010) condition, at the port of clearance indicated by Embraer.

In order to ensure the availability of IP Spares in accordance with the foregoing at the time of entry into service of the first Aircraft, Embraer advises Buyer to place a purchase order with Embraer for those IP Spares Buyer has decided to acquire from Embraer, as soon as practical and in any event not less than [***] prior to the Contractual Delivery Date of the first Aircraft.

2.1.3.	OTHER SPARES SERVICES

AOG services: Embraer will maintain a call center for the AOG services, twenty four (24) hours a day, seven (7) days a week. All the contacts with the call center can be made through regular direct lines in Brazil (phone and fax), e- mail and also through the FlyEmbraer e-commerce in case Buyer subscribes to this service. The information concerning regular direct lines and e-mail address shall be obtained through the Customer Account Manager designated to Buyer by Embraer or through Embraer’s Customer Service offices. Embraer will, subject to availability, deliver parts pursuant to an AOG order from the location which is nearer to Buyer premises, in FCA (Free Carrier – INCOTERMS 2010)

Attachment “B” to Purchase Agreement COM0028-13 – Execution Version	Page 2 of 9

ATTACHMENT “B” FERRY FLIGHT ASSISTANCE AND PRODUCT SUPPORT PACKAGE

condition, Embraer facility, in accordance with Buyer’s shipping instructions.

Routine and/or critical Spares: Embraer will deliver routine and/or critical Spares (other than AOG Spares) in FCA condition, Embraer facility, from the location were such spares are available. Routine and/or critical Spares shall be delivered according to their lead times, depending upon the purchase order priority. All spares will be delivered with the respective authorized release certificate or any similar document issued by a duly authorized person.

2.2	AIRCRAFT TECHNICAL PUBLICATIONS:
2.2.1.	EMBRAER PUBLICATIONS

Embraer shall supply [***] in CD-ROM (PDF format) of the operational and maintenance publications applicable thereto, issued under the applicable specification and in the English language and in accordance with the breakdown presented in Exhibit 1 to this Attachment “B” (the “Technical Publications”) The Technical Publications will be delivered with the Aircraft, proportionally to the number of Aircraft purchased.

[***] Embraer will deliver [***] hard-copy of mandatory onboard operational manuals as indicated in Exhibit 1 to this Attachment B, together with each Aircraft.

The revision service for these publications, including mailing services and the software license for the CD-ROM, if applicable, shall be provided, [***] for the [**] after the Actual Delivery Date of the first Aircraft [***]. After [***], the cost of the mailing services shall also be borne by Buyer.

Buyer may also access on-line Technical Publications at the web-based FlyEmbraer portal, conditional to the execution of a no fee license agreement. This service is available [***] while Buyer [***] of [***] with [***]. The use of Technical Publications obtained from FlyEmbraer is subject to prior approval of the relevant airworthiness authorities.

2.2.2.	VENDOR PUBLICATIONS

[***] copy of technical publications regarding parts, systems or equipment supplied by Vendors and installed by Embraer in the Aircraft during the manufacturing process, will be supplied to Buyer directly by such Vendors, in their original content and available format/media [***]. Vendors are also responsible to keep publications updated through a direct communication system with Buyer. Embraer shall use commercially reasonable efforts to cause Vendors to supply their respective technical publications in a prompt and timely manner.

2.2.3.	[***]

Attachment “B” to Purchase Agreement COM0028-13 – Execution Version	Page 3 of 9

ATTACHMENT “B” FERRY FLIGHT ASSISTANCE AND PRODUCT SUPPORT PACKAGE

2.2.4.

The Parties further understand and agree that in the event Buyer elects not to take all or any one of the Technical Publications above mentioned, or revisions thereof, no refund or other financial adjustment of the Aircraft Basic Price will be made.

2.3	SERVICES

[***] except as set forth below, Embraer shall provide the services (“Services”) described in this Article 2.3, in accordance with the terms and conditions below:

2.3.1	Familiarization Programs:
a.

The familiarization programs specified below are offered [***], except for any travel, board and lodging expenses of Buyer’s trainees and except for any operational and incidental expenses related to training requirements of Buyer, whether imposed by the Airworthiness Authority or other authority of Buyer’s country having jurisdiction, and which differ from or are supplementary to the familiarization programs described herein.

b.

The familiarization programs shall, at Embraer’s election, be conducted by Embraer, Flight Safety International or other Embraer designated training provider, in accordance with the scope, syllabi and duration of the training program developed by Embraer, Flight Safety International or other Embraer-designated training provider. Such familiarization programs shall be in accordance with all applicable regulations and requirements of and approved by the Airworthiness Authority. Buyer may choose to use the training programs “as is” or to develop its own training programs. In any case Buyer shall be solely responsible for preparing and submitting its training programs to the Airworthiness Authority for approval.

c.

All familiarization programs shall be provided at the training centers of Embraer, Flight Safety International or other Embraer designated training provider at its respective training center or in such other location as Embraer, Flight Safety International or other Embraer designated training provider may reasonably indicate in the United States. Buyer shall be responsible for all costs and expenses related to the training services (including but not limited to instructor travel tickets, local transportation, lodging, per diem and non-productive days), in the event Buyer requires that any training services be carried outside such indicated training facilities.

d.

Notwithstanding the eventual use of the term “training” in this paragraph 2.3.1, the intent of this program is solely to familiarize Buyer’s pilots, mechanics, employees or representatives with the operation and maintenance of the Aircraft. It is not the intent of Embraer to provide

Attachment “B” to Purchase Agreement COM0028-13 – Execution Version	Page 4 of 9

ATTACHMENT “B” FERRY FLIGHT ASSISTANCE AND PRODUCT SUPPORT PACKAGE

basic training (“ab-initio”) to any representatives of Buyer.

e.

Any trainee appointed by Buyer for participation in any of the familiarization programs shall be duly qualified per the governing body in the country of Buyer’s operation and fluent in the English language as all training will be conducted in, and all training material will be presented in English. Pilots and mechanics shall also [***] in the [**], as applicable, [***] or, [***], of [***]. Neither Embraer, Flight Safety International nor other Embraer designated training provider make any representation or give any guarantee regarding the successful completion of any training program by Buyer’s trainees, for which Buyer is solely responsible.

f.

The familiarization programs shall be carried out prior to the Contractual Delivery Date of the last Aircraft, in accordance with a schedule to be agreed upon by Buyer and Embraer not less than [***] prior to the intended beginning of such training schedule. Buyer shall give [***] advance notice to Embraer of the full name and professional identification data of each trainee. Substitutions of appointed trainees during this period shall be approved by Embraer.

g.

[***] training entitlements regarding the Aircraft that remain unused prior to the date specified in Article 2.3.1(f)shall expire and Buyer shall be deemed to have fully waived its rights to such service, no refund or compensation being due by Embraer to Buyer in this case.

h.	The familiarization programs referred to above covers:

h.1[***] FAA-approved pilot familiarization program for up to a total of [***] pilots including (i) ground familiarization [***] duration) and, (ii) [***] simulator sessions of [***] each, totaling [***] simulator hours per trainee, half in the right-hand seat and half in the left-hand seat. Simulator training includes the services of an instructor and will be carried out on [***]. Buyer shall be solely responsible for selecting experienced training pilots that are fluent in English and duly qualified in multi-engine aircraft operations, navigation and communication.

h.2[***] maintenance familiarization course for up to a total of [***] qualified mechanics entitled to the modules [***] duration). This course shall consist of classroom familiarization with Aircraft systems and structures and shall be in accordance with ATA specification 104, level III.

h.3[***] flight attendant familiarization course for up to a total of [***] of Buyer’s representatives. This course shall consist of classroom familiarization ([***] duration), including a general description of Aircraft safety procedures and flight attendant control panels.

[***]

i.	The presence of Buyer’s authorized trainees shall be allowed exclusively in those areas related to the subject matter hereof.

Attachment “B” to Purchase Agreement COM0028-13 – Execution Version	Page 5 of 9

ATTACHMENT “B” FERRY FLIGHT ASSISTANCE AND PRODUCT SUPPORT PACKAGE

j.

Buyer may choose to use the training program of Embraer “as is” or to develop its own training program. In any case Buyer shall be solely responsible for preparing and submitting its training program to the local airworthiness authority for approval.

k.	[***]
2.3.2	On site support:
a.	Embraer shall provide the following on site support services:
a.1

[***] field support representative (“FSR”) to stay at Buyer’s main maintenance base for a period of [***] beginning on the earlier of (i) the Actual Delivery Date of the first Aircraft or (ii) such earlier date as Buyer shall request upon [***] notice to Embraer, but in no event earlier than [***] prior to the Contractual Delivery Date of the first Aircraft.

Such FSR shall be indicated or substituted by Embraer at its sole discretion. The FSR shall assist Buyer`s technicians and mechanics on the Aircraft maintenance during its initial operation and act as liaison between Buyer and Embraer.

Buyer shall bear all expenses related to the transportation, board & lodging of the FSR in the event such FSR is required to render the services provided for herein in any place other than Buyer’s main maintenance base, otherwise [***].

[***]

b.

[***] Buyer shall provide such FSR [***] members (hereinafter collectively defined as “Embraer Rep”) with communication services (international telephone line, facsimile, internet service and photocopy equipment) as well as suitable secure and private office facilities and related equipment including desk, table, chairs and file cabinet, located at Buyer’s main base of operation or other location as may be mutually agreed by the Parties. Buyer shall use commercially reasonable efforts to (a) arrange all necessary work permits and airport security clearances required for Embraer Rep, to permit the accomplishment of the Services mentioned in this item 2.3.2, in due time; and (b) obtain all necessary custom clearances both to enter and depart from Buyer’s country for Embraer’s Rep [***].

c.	During the stay of the Embraer Rep at Buyer’s facilities, Buyer shall permit access to the maintenance and operation facilities as well as to the data and files of Buyer’s Aircraft fleet.
d.

No later than [***] in advance of the commencement of start-up team services as provided for hereunder, Buyer and Embraer will jointly agree to the maintenance locations for the start-up team within continental United States. Embraer shall bear all expenses of the start-up team, including without limitation transportation, board and lodging, while the

Attachment “B” to Purchase Agreement COM0028-13 – Execution Version	Page 6 of 9

ATTACHMENT “B” FERRY FLIGHT ASSISTANCE AND PRODUCT SUPPORT PACKAGE

start-up team is rendering such on site support at Buyer’s agreed locations. If any of the start-up team members are required to attend in any other location than those mutually agreed to therein, Buyer will bear all expenses related to the start-up team, including but not limited to transportation, boarding and lodging of the start-up team in such new location. At [***] Buyer shall provide the Embraer pilots which are part of the start-up team with transportation means from/to Buyer operational bases or airport where such pilots will render the Services, so that the pilots can report to Buyer’s operation facilities or leave the airport in a timely manner according to the schedule of the flights they are engaged in.

e.	The Embraer Rep shall not participate in test flights or flight demonstrations without the previous written authorization from Embraer.
f.

Solely with respect to the performance by Embraer employees and/or the performance by the employees of Embraer subsidiaries of Services contemplated in this Article 2.3.2, Buyer shall include Embraer as additional insured in its Hull and Comprehensive Airline Liability insurance policies in accordance with the clauses contained in Exhibit “2” to this Attachment B. Buyer shall supply Embraer with a copy of such insurance certificate, together with an endorsement within [***] prior to the date of which the Services are to begin (and prior to each renewal of Buyer Hull and Comprehensive Airline Liability insurance).

In addition, with respect to aircraft hull insurance, Buyer shall cause its insurers to agree to waive their rights of subrogation against Embraer, its employees, its subsidiaries and the employees of Embraer subsidiaries with respect to any claims attributable to the performance by Embraer employees and/or the performance by the employees of Embraer subsidiaries of the Services contemplated in this Article 2.3.2 and Buyer shall cause its insurer to produce evidence of such a waiver to Embraer [***] prior to the commencement of such Service.

Notwithstanding the provisions of this Article 2.3.2.f, the foregoing insurance does not provide coverage for Embraer with respect to Services contemplated in this Article 2.3.2 for claims arising out of Embraer’s legal liability as manufacturer and shall not operate to prejudice Buyer’s right of recourse against Embraer or its employees or any employees of any subsidiary of Embraer in the event of gross negligence or willful misconduct of Embraer or such employees in the performance of the Services to be provided pursuant to this Agreement or its Attachments.

g.

Notwithstanding the terms of Article 2.3.1.k, the Parties further understand and agree that in the event Buyer elects not to take all or any portion of the on site support provided for herein, no refund or other financial adjustment of the Aircraft Basic Price will be made [***]. Any other additional on site support shall depend on mutual agreement between the Parties and shall be charged by Embraer accordingly.

Attachment “B” to Purchase Agreement COM0028-13 – Execution Version	Page 7 of 9

ATTACHMENT “B” FERRY FLIGHT ASSISTANCE AND PRODUCT SUPPORT PACKAGE

h.

The presence of Embraer Rep shall be allowed exclusively in those areas related to the subject matter hereof. To the extent permitted by law, Embraer agrees to indemnify and hold harmless Buyer, its subsidiaries, affiliates, and their respective officers, directors, agents, employees, representatives and assignees (the “Buyer Indemnified Parties”) from and against all liabilities, damages, losses, judgments, claims and suits, including costs and expenses incident thereto, which may be suffered by, accrued against, be charged to or recoverable from the Buyer Indemnified Parties by reason of loss or damage to property, (other than property of the Buyer Indemnified Parties) or by reason of injury or death of any person (other than the employees or agents of the Buyer Indemnified Parties) resulting from or in any way connected with the performance of the Embraer Rep of the activities specified in Section 2.3.2 of this Attachment B for or on behalf of Buyer related to Aircraft performed while on the premises of Buyer, while in flight on an Aircraft or while performing any such activities, at any place, in conjunction with [***] (collectively referred to as “Buyer Indemnified Services”) but for those liabilities, damages, losses, judgments, claims and suits which are [***].

i.

Embraer may, at its own cost and without previous notice to Buyer, substitute at its sole discretion the Embraer Reps rendering the Services at any time during the period in which Services are being rendered.

j.	The rendering of the Services by Embraer’s Rep shall, at all times, be carried out in compliance with the applicable Brazilian labor legislation.
k.

During the rendering of the Services, while on the premises of Buyer, Embraer Reps shall strictly follow the administrative routines and proceedings of Buyer, which shall have been expressly and clearly informed to Embraer Reps upon their arrival at said premises.

l.

Embraer shall have the right to interrupt the rendering of the Services (i) should any situation occur which, at the sole discretion of Embraer, could represent a risk to the safety or health of Embraer Reps or (ii) upon the occurrence of any of the following events: strike, insurrection, labor disruptions or disputes, riots, or military conflicts. Upon the occurrence of such an interruption, Embraer shall resume the rendering of the Services for the remainder period immediately after having been informed by Buyer, in writing, of the cessation thereof. No such interruption in the rendering of the Services shall give reason for the extension of the Services beyond the periods identified above.

m.

To the extent permitted by law, Buyer agrees to indemnify and hold harmless Embraer, its subsidiaries, affiliates, and their respective officers, directors, agents, employees, representatives and assignees (the “Indemnified Parties”) from and against all liabilities, damages, losses, judgments, claims and suits, including costs and expenses incident thereto, which may be suffered by, accrued against, be charged

Attachment “B” to Purchase Agreement COM0028-13 – Execution Version	Page 8 of 9

ATTACHMENT “B” FERRY FLIGHT ASSISTANCE AND PRODUCT SUPPORT PACKAGE

to or recoverable from the Indemnified Parties by reason of loss or damage to property, including the Aircraft (other than the property of the Indemnified Parties), or by reason of injury or death of any person (other than employee or agent of the Indemnified Parties) resulting from or in any way connected with the performance of Services by the Indemnified Parties for or on behalf of Buyer related to Aircraft performed while on the premises of Embraer or Buyer, while in flight on Aircraft or while performing any such activities, at any place, in conjunction with the Aircraft operations (collectively referred to as “Indemnified Services”) but for those liabilities, damages, losses, judgments, claims and suits which are caused by the gross negligence or the willful misconduct of the Indemnified Parties.

2.3.3	Account Manager:

Embraer shall assign [***] dedicated Account Manager to support Buyer shortly after execution of the Purchase Agreement and to support the operations of all Aircraft in Buyer’s fleet in revenue service for passenger transportation. The Account Manager will be responsible for coordinating all product support related actions of Embraer aiming to assure a smooth Aircraft introduction into service and, thereafter, for concentrating and addressing all issues concerning the operation of the Aircraft by Buyer. A team composed by regional technical representatives, regional spare parts representatives and regional field engineers, as necessary and applicable, shall support the Account Manager.

2.3.4	In case the [***] is [***], the Services described in this Attachment “B” shall [***].

Attachment “B” to Purchase Agreement COM0028-13 – Execution Version	Page 9 of 9

EXHIBIT 1 – TECHNICAL PUBLICATION LIST

The technical publications covering Aircraft operation and maintenance shall be delivered to Buyer in accordance with [***]:

[***]

Note: [***] extra hard copy of the Operational Publications will be supplied on board of each Aircraft.

Exhibit 1 to Attachment B to Purchase Agreement COM0028-13 – Execution Version	Page 1 of 1

EXHIBIT 2 – SPECIAL INSURANCE CLAUSES

Buyer shall include the following clauses in its Hull and Comprehensive Airline Liability insurance policies:

a)Intentionally deleted.

b)	[***]

c)Notwithstanding anything to the contrary as specified in the Policy or any endorsement thereof, the coverage stated in paragraphs a) and b) above, shall not be cancelled or modified by the Insurer, without [***] advance written notice to Embraer to such effect.

This Endorsement attaches to and forms part of Policy No.                                                         , and is effective from the                                        day of                       , 201   .

Exhibit 2 to Attachment B to Purchase Agreement COM0028-13 – Execution Version	Page 1 of 1

ATTACHMENT “C” WARRANTY - MATERIAL AND WORKMANSHIP

1)	Embraer, subject to the conditions and limitations hereby expressed, warrants the Aircraft subject of the Purchase Agreement, as follows:
a.	For a period of [***] from the date of delivery to Buyer, the aircraft will be free from:
●	Defects in materials, workmanship and manufacturing processes in relation to parts manufactured by Embraer or by its subcontractors holding an Embraer part number;
●	Defects inherent to the design of the Aircraft and its parts designed or manufactured by Embraer or by its subcontractors holding an Embraer part number.
b.	For a period of [***] from the date of delivery to Buyer, the Aircraft will be free from:
●	Defects in operation of parts manufactured by Vendors, excluding the Engines, Auxiliary Power Unit (APU) and their accessories (“Vendor Parts”), as well as failures of Vendor Parts due to incorrect installation or installation not complying with the instructions issued or approved by their respective Vendors. For the purpose of this warranty, Engine shall mean the complete power plant system which comprises the engine, the nacelle including thrust reverser, the engine mounting structure, all systems inside the nacelle and their integration with the Aircraft, and the Full Authority Digital Engine Control (FADEC) unit.
●	Notwithstanding the above, [***] shall [***] the [***] by [***] for the [***].
●	Defects due to non-conformity of Vendor Parts to the technical specification referred to in the Purchase Agreement.

Once the above mentioned periods have expired, Embraer will transfer to Buyer the original Warranty issued by the Vendors, if it still exists.

2)

The obligations of Embraer as expressed in this Warranty are limited to replacing or repairing defective parts and related systems if damaged by such defects as determined by Embraer in its reasonable judgment. To make a warranty claim Buyer shall send a written warranty claim notice (the “Warranty Notice”) by facsimile or e-mail to the warranty department of Embraer or its subsidiary in the United States, whose address is available in the FlyEmbraer web portal. The defective parts shall be returned, adequately packed, either to Embraer or its Representatives (for the purpose of this warranty “Representatives” shall [***] of Embraer [***] within a period of [***] after the occurrence of the defect, provided that such components are actually defective and that the defect has occurred within the periods stipulated in this certificate. Should the defective part not be returned to Embraer within such [***] period, Embraer may have the right, at its sole discretion, to deny the warranty claim.

Attachment “C” to COM0028-13 – Execution Version	Page 1 of 3

ATTACHMENT “C” WARRANTY - MATERIAL AND WORKMANSHIP

[***]

NOTE:	Notification of any defect claimed under this item 2 must be given to Embraer within [***] after such defect is found.

Parts supplied to Buyer as replacement for defective parts are warranted for the balance of the warranty period still available from the original warranty of the exchanged parts.

3)	Embraer will accept no warranty claims under any of the circumstances listed below:
a.

When the Aircraft has been used in an attempt to break records, or subjected to experimental flights, or in any other way not in conformity with the flight manual or the airworthiness certificate, or subjected to any manner of use in contravention of the applicable aerial navigation or other regulations and rules, issued or recommended by government authorities of whatever country in which the aircraft is operated, when accepted and recommended by I.C.A.O.;

b.	When the Aircraft or any of its parts have been altered or modified by Buyer, without prior approval from Embraer or from the manufacturer of the parts through a service bulletin;
c.	Whenever the Aircraft or any of its parts have been involved in an accident, or when parts either defective or not complying to manufacturer’s design or specification have been used;
d.	Whenever parts have had their identification marks, designation, seal or serial number altered or removed;
e.	In the event of negligence, misuse or maintenance services done on the Aircraft, or any of its parts not in accordance with the respective maintenance manual;
f.	In cases of deterioration, wear, breakage, damage or any other defect resulting from the use of inadequate packing methods when returning items to Embraer or its representatives.
4)	This Warranty does not apply to [***].
5)

The Warranty hereby expressed is established between Embraer and Buyer, and it cannot be transferred, assigned or novated to any third party, except as provided otherwise pursuant to Article 14 (Assignment) of the Purchase Agreement.

6)	TO THE EXTENT PERMITTED BY LAW, THE WARRANTIES, OBLIGATIONS AND LIABILITIES OF EMBRAER AND REMEDIES OF BUYER SET FORTH IN THIS WARRANTY CERTIFICATE ARE EXCLUSIVE AND IN SUBSTITUTION

Attachment “C” to COM0028-13 – Execution Version	Page 2 of 3

ATTACHMENT “C” WARRANTY - MATERIAL AND WORKMANSHIP

FOR, AND BUYER HEREBY WAIVES, RELEASES AND RENOUNCES, ALL OTHER WARRANTIES, OBLIGATIONS AND LIABILITIES OF EMBRAER AND ANY ASSIGNEE OF EMBRAER AND ALL OTHER RIGHTS, CLAIMS AND REMEDIES OF BUYER AGAINST EMBRAER OR ANY ASSIGNEE OF EMBRAER, EXPRESS OR IMPLIED, ARISING BY LAW OR OTHERWISE, WITH RESPECT TO ANY NON-CONFORMANCE OR DEFECT OR FAILURE OR ANY OTHER REASON IN ANY AIRCRAFT OR OTHER THING DELIVERED UNDER THE PURCHASE AGREEMENT OF WHICH THIS IS AN ATTACHMENT, INCLUDING DATA, DOCUMENT, INFORMATION OR SERVICE, INCLUDING BUT NOT LIMITED TO:

a.	ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS;
b.	ANY IMPLIED WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE;
c.

ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY IN TORT, WHETHER OR NOT ARISING FROM THE NEGLIGENCE OR OTHER RELATED CAUSES OF EMBRAER OR ANY ASSIGNEE OF EMBRAER, WHETHER ACTIVE, PASSIVE OR IMPUTED; AND

d.

ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY FOR LOSS OF OR DAMAGE TO ANY AIRCRAFT, FOR LOSS OF USE, REVENUE OR PROFIT WITH RESPECT TO ANY AIRCRAFT OR FOR ANY OTHER DIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES.

7)

No representative or employee of Embraer is authorized to establish any other warranty than the one hereby expressed, nor to assume any additional obligation, relative to the matter, in the name of Embraer and therefore any such statements eventually made by, or in the name of Embraer, shall be void and without effect.

Attachment “C” to COM0028-13 – Execution Version	Page 3 of 3

ATTACHMENT “D” AIRCRAFT ESCALATION FORMULA

[***]

Attachment “D” to Purchase Agreement COM0028-13 – Execution Version	Page 1 of 1

[***]

[***]

Attachment ”E” to Purchase Agreement COM0028-13 – Execution Version	Page 1 of 1

[***]

[***]

Attachment “F” to Purchase Agreement COM0028-13 – Execution Version	Page 1 of 1

ATTACHMENT “G” AIRCRAFT DELIVERY SCHEDULE

1.	Aircraft Delivery Schedule (ref. Purchase Agreement Article 5)

[***]

Attachment “G” to Purchase Agreement COM0028-13 – Execution Version	Page 1 of 1

AMENDMENT No. 1 TO PURCHASE AGREEMENT COM0028-13

This Amendment No.1 to the Purchase Agreement COM0028-13, dated as of April 2, 2013 (“Amendment No. 1”) relates to the Purchase Agreement COM0028-13 (the “Purchase Agreement”) between Embraer S.A. (“Embraer”) and SkyWest Inc. (“Buyer”) dated February 15, 2013 (the “Agreement”). This Amendment No. 1 is between Embraer and Buyer, collectively referred to herein as the “Parties”.

This Amendment No.1 sets forth additional agreements between Embraer and Buyer with respects to the matters set forth herein.

Except as otherwise provided for herein, all terms of the Purchase Agreement shall remain in full force and effect. All capitalized terms used in this Amendment No.1 which are not defined herein shall have the meaning given in the Purchase Agreement. In the event of any conflict between this Amendment No.1 and the Purchase Agreement, the terms, conditions and provisions of this Amendment No.1 shall control.

WHEREAS, Buyer has requested and Embraer has agreed [***].

NOW, THEREFORE, for good and valuable consideration which is hereby acknowledged, Embraer and Buyer hereby agree as follows:

1.	[***]
2.	Counterparts

This Agreement may be signed by the parties hereto in any number of separate counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument and all of which when taken together shall constitute one and the same instrument.

3.	Miscellaneous

All other terms and conditions of the Purchase Agreement, which are not specifically amended by this Amendment No.1, shall remain in full force and effect without any change.

Amendment No. 1 to Purchase Agreement COM0028-13 COM0196-13	Page 1 of 2

IN WITNESS WHEREOF, EMBRAER and BUYER, by their duly authorized officers, have entered into and executed this Amendment No. 1 to Purchase Agreement to be effective as of the date first written above.

EMBRAER S.A.	SKYWEST INC.

By:	By:	/s/ Bradford R. Rich
Name:	Name:	Bradford R. Rich
Title:	Title:	President

By:	By:	/s/ Michael J. Kraupp
Name:	Name:	Michael J. Kraupp
Title:	Title:	Chief Financial Officer
and Treasurer

Date:	April 10, 2013	Date:	April 2, 2013
Place:	São José dos Campos, SP- Brazil	Place:	St. George, Utah USA

Witness:	/s/ Carlos Wesley Martins Silva	Witness:	/s/ Darin Hafen
Name:	Carlos Wesley Martins Silva	Name:	Darin Hafen

Amendment No. 1 to Purchase Agreement COM0028-13 COM0196-13	Page 2 of 2

AMENDMENT No. 2 TO PURCHASE AGREEMENT COM0028-13

This Amendment No. 2 to the Purchase Agreement COM0028-13, dated as of May 15, 2013 (“Amendment No. 2”) relates to the Purchase Agreement COM0028-13 (the “Purchase Agreement”) between Embraer S.A. (“Embraer”) and SkyWest Inc. (“Buyer”) dated February 15, 2013 (the “Agreement”). This Amendment No. 2 is between Embraer and Buyer, collectively referred to herein as the “Parties”.

This Amendment No. 2 sets forth additional agreements between Embraer and Buyer with respects to the matters set forth herein.

Except as otherwise provided for herein, all terms of the Purchase Agreement shall remain in full force and effect. All capitalized terms used in this Amendment No. 2 which are not defined herein shall have the meaning given in the Purchase Agreement. In the event of any conflict between this Amendment No. 2 and the Purchase Agreement, the terms, conditions and provisions of this Amendment No. 2 shall control.

WHEREAS, Buyer has requested and Embraer has agreed [***].

NOW, THEREFORE, for good and valuable consideration which is hereby acknowledged, Embraer and Buyer hereby agree as follows:

1.	[***]
2.	Counterparts

This Agreement may be signed by the parties hereto in any number of separate counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument and all of which when taken together shall constitute one and the same instrument.

3.	Miscellaneous

All other terms and conditions of the Purchase Agreement, which are not specifically amended by this Amendment No. 2, shall remain in full force and effect without any change.

Amendment No. 2 to Purchase Agreement COM0028-13 COM0319-13	Page 1 of 2

IN WITNESS WHEREOF, EMBRAER and BUYER, by their duly authorized officers, have entered into and executed this Amendment No. 2 to Purchase Agreement to be effective as of the date first written above.

EMBRAER S.A.		SKYWEST INC.

By:	/s/ Paulo Cesar S. Silva	By:	/s/ Michael J. Kraupp
Name:	Paulo Cesar S. Silva	Name:	Michael J. Kraupp
Title:	Pres & CEO Commercial	Title:	Chief Financial Officer and
	Aviation		Treasurer

By:	/s/ Jose Luis D. Molina
Name:	Jose Luis D. Molina
Title:	VP, Contracts

Date:	May 15, 2013	Date:	May 15, 2013
Place:	S. Jose Campos, SP-Brazil	Place:	St. George, Utah, USA

Witness:		Witness:	/s/ Darin T. Hafen
Name:		Name:	Darin T. Hafen

Amendment No. 2 to Purchase Agreement COM0028-13 COM0319-13	Page 2 of 2

AMENDMENT No. 3 TO PURCHASE AGREEMENT COM0028-13

This Amendment No. 3 to the Purchase Agreement COM0028-13, dated as of September 30th, 2013 (“Amendment No. 3”) relates to the Purchase Agreement COM0028-13 (the “Purchase Agreement”) between Embraer S.A. (“Embraer”) and SkyWest Inc. (“Buyer”) dated February 15, 2013 (the “Agreement”). This Amendment No. 3 is between Embraer and Buyer, collectively referred to herein as the “Parties”.

This Amendment No. 3 sets forth additional agreements between Embraer and Buyer with respects to the matters set forth herein.

Except as otherwise provided for herein, all terms of the Purchase Agreement shall remain in full force and effect. All capitalized terms used in this Amendment No. 3 which are not defined herein shall have the meaning given in the Purchase Agreement. In the event of any conflict between this Amendment No. 3 and the Purchase Agreement, the terms, conditions and provisions of this Amendment No. 3 shall control.

WHEREAS, Buyer has notified Embraer that on May 16, 2013 Buyer entered into a CPA with United Airlines, Inc. with respect to the [***] Aircraft (the “SkyWest/United Airlines Aircraft”).

NOW, THEREFORE, for good and valuable consideration which is hereby acknowledged, Embraer and Buyer hereby agree as follows:

1.SkyWest/United Airlines Aircraft Configuration and Performance Guarantee

1.1The SkyWest/United Airlines Aircraft shall have a specific configuration, which shall apply exclusively to the SkyWest/United Airlines Aircraft, as described in Attachment “A1” attached to this Amendment No. 3, which is hereby incorporated into the Purchase Agreement as Attachment “A1”. In respect of the SkyWest/United Airlines Aircraft, all references in the Purchase Agreement to Attachment “A” shall be deemed to be a reference to Attachment “A1”.

[***]

2.Price

Item 3.1 of Article 3 of the Purchase Agreement shall be deleted and replaced by the following:

“3.1The Aircraft Basic Price, in United States dollars, for each Aircraft is [***]

[***]

Amendment No. 3 to Purchase Agreement COM0028-13 COM0327-13	Page 1 of 3

3.Contractual Delivery Date

Buyer has requested and Embraer has agreed to revise the Contractual Delivery Date of Certain Aircraft. Attachment “G” to the Purchase Agreement is then hereby deleted and replaced by a new Attachment “G” which is hereby incorporated into the Purchase Agreement as presented in Exhibit 1 to this Amendment No. 3.

4.Aircraft definition change

Item 1.1.4 of Article 1 of the Purchase Agreement shall be deleted and replaced by the following:

“1.1.4. “Aircraft”: shall mean the EMBRAER 175 LR [***] aircraft manufactured by Embraer according to Attachment “A”, for sale to Buyer pursuant to this Agreement, equipped with two engines identified therein (or, where there is more than one of such aircraft, each of such aircraft).”

5.Counterparts

This Agreement may be signed by the parties hereto in any number of separate counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument and all of which when taken together shall constitute one and the same instrument.

6.Miscellaneous

All other terms and conditions of the Purchase Agreement, which are not specifically amended by this Amendment No. 3, shall remain in full force and effect without any change.

SIGNATURE PAGE FOLLOWS

Amendment No. 3 to Purchase Agreement COM0028-13 COM0327-13	Page 2 of 3

IN WITNESS WHEREOF, EMBRAER and BUYER, by their duly authorized officers, have entered into and executed this Amendment No. 3 to Purchase Agreement to be effective as of the date first written above.

EMBRAER S.A.		SKYWEST INC.

By	/s/ Artur Coutinho	By	/s/ Bradford R. Rich
Name:	Artur Coutinho	Name:	Bradford R. Rich
Title:	COO – Chief Operating Officer	Title:	President

By	/s/ José Luis D’Avila Molina	By	/s/ Michael J. Kraupp
Name:	José Luis D’Avila Molina	Name:	Michael J. Kraupp
Title:	Vice President, Contracts Commercial Aviation	Title:	Chief Financial Officer and Treasurer

Date:	October 8th, 2013	Date:
Place:	São José dos Campos, SP-	Place:
Brazil

Witness:	/s/Carlos Wesley Martins Silva	Witness:	/s/ Darin T. Hafen
Name:	Carlos Wesley Martins Silva	Name:	Darin T. Hafen

Amendment No. 3 to Purchase Agreement COM0028-13 COM0327-13	Page 3 of 3

ATTACHMENT “A1” EMBRAER 175 AIRCRAFT CONFIGURATION (SkyWest/United Airlines)

1.	STANDARD AIRCRAFT

The Aircraft EMBRAER 175 (certification designation ERJ 170-200 LR) shall be manufactured according to [***] although not attached hereto, is incorporated herein by reference, and (ii) the characteristics described in the items below.

2.	OPTIONAL EQUIPMENT:

[***]

3.	FINISHING

The Aircraft will be delivered to Buyer as follows:

3.1	EXTERIOR FINISHING:

The fuselage of the Aircraft shall be painted according to Buyer’s colour and paint scheme, which shall be supplied to Embraer by Buyer on or before [***] prior to the first Aircraft Contractual Delivery Date. The wings and the horizontal stabilizer shall be supplied in the standard colours, i.e., grey BAC707.

The choices of colour and paint scheme made by Buyer shall apply to all Aircraft, unless Buyer provides written notice of a new colour and paint scheme not less than [***] prior to the relevant Aircraft Contractual Delivery Date.

3.2	INTERIOR FINISHING:

Buyer shall inform Embraer during the customer check list definition (“CCL”), to be held no later than [***] prior to the applicable Aircraft Contractual Delivery Date, of its choice of materials and colours of all and any item of interior finishing such as seat covers, carpet, floor lining on galley areas, side walls and overhead lining, galley lining and curtain, from the choices offered by and available at Embraer. In case Buyer opts to use different materials and/or patterns, Embraer will submit to Buyer a Proposal of Major Change (“PMC”) describing the impacts of such option, if any. Should Buyer not approve such PMC, the interior shall be built according to the choices offered by and  available at Embraer.

Once defined, for the applicable CCL the choices of interior finishing made by Buyer shall apply to all applicable Aircraft. If Buyer requires an interior finishing for any Aircraft that is different from the original one informed to Embraer, Buyer shall present a written request to Embraer not less than [***] prior to the relevant Aircraft Contractual Delivery Date and Embraer will submit the relevant quotation to the approval of Buyer within [***] from the date such request is received by Embraer. Should Buyer not approve the quotation, the interior of relevant Aircraft shall be built according to the original choice of Buyer.

Attachment “A1” to Amendment No. 3 to Purchase Agreement COM0028-13	Page 1 of 3

ATTACHMENT “A1” EMBRAER 175 AIRCRAFT CONFIGURATION (SkyWest/United Airlines)

3.3	BUYER FURNISHED EQUIPMENT (BFE) AND BUYER INSTALLED EQUIPMENT (BIE):

Buyer may choose to have carpets, tapestries, seat covers and curtain fabrics supplied to Embraer for installation in the Aircraft as BFE. Materials shall conform to the required standards and comply with all applicable regulations and airworthiness requirements. Delays in the delivery of BFE equipment or quality restrictions that prevent the installation thereof in the time frame required by the Aircraft manufacturing process shall entitle Embraer to either delay the delivery of the Aircraft for a period related to the delay of the BFE or present the Aircraft to Buyer without such BFE, in which case Buyer shall not be entitled to refuse acceptance of the Aircraft.

All BFE equipment shall be delivered in DDP conditions (INCOTERMS 2010) to C&D Zodiac – 14 Centerpointe Drive, La Palma, CA 90623, USA, or to another place to be timely informed by Embraer.

Galley inserts (such as coffee makers, water boilers, ovens), trolleys and standard units and medical kits, defibrillators and wheelchairs, as well as any other equipment classified as medical or pharmaceutical product, shall be acquired by Buyer and installed on the Aircraft by Buyer after delivery thereof as BIE.

Notwithstanding the above, Buyer shall [***] in [***].

3.4	EMBRAER RIGHT TO PERFORM FOR BUYER:

If, after written notice from Embraer to Buyer, Buyer fails to make any choice or definition which Buyer is required to make within [***] after such notice regarding the exterior and interior finishing of any Aircraft or to inform Embraer thereof, Embraer shall have the right, but not the obligation, to tender the Aircraft for delivery (a) painted white and (b) fitted with an interior finishing selected by Embraer at its reasonable discretion.

The taking of any such action by Embraer pursuant to this Article shall not constitute a waiver or release of any obligation of Buyer under the Purchase Agreement, nor a waiver of any event of default which may arise out of Buyer’s non-performance of such obligation, nor an election or waiver by Embraer of any remedy or right available to Embraer under the Purchase Agreement.

No compensation to Buyer or reduction of the Aircraft Basic Price shall be due by virtue of the taking of any such actions by Embraer and Embraer shall be entitled to charge Buyer for the amount of the reasonable expenses incurred by Embraer in connection with the performance of or compliance with such agreement, as the case may be, payable by Buyer within [***] from the presentation of the respective invoice by Embraer to Buyer.

4.	REGISTRATION MARKS, TRANSPONDER AND ELT CODES:

The Aircraft shall be delivered to Buyer with the registration marks painted on them. The registration marks, the transponder code and ELT protocol coding shall be supplied to Embraer by Buyer no later than [***] before each relevant Aircraft Contractual Delivery. Embraer shall be entitled to tender the Aircraft for delivery to Buyer without registration marks, with an inoperative transponder

Attachment “A1” to Amendment No. 3 to Purchase Agreement COM0028-13	Page 2 of 3

ATTACHMENT “A1” EMBRAER 175 AIRCRAFT CONFIGURATION (SkyWest/United Airlines)

and without setting the ELT protocol coding in case Buyer fails to supply such information to Embraer in due time.

5.	EXPORT CONTROL ITEMS

The Aircraft contains (i) an IESI (Integrated Electronic Standby Instrument System) manufactured by Thales Avionics with an embedded QRS-11 gyroscopic microchip used for emergency backup and flight safety information, and (ii) IRU (Inertial Reference Unit) manufactured by Honeywell International. The IESI and the IRU that are incorporated into this Aircraft are subject to export control under United States of America law. Transfer or re-export of such items (whether or not incorporated into the Aircraft), as well as their related technology and software may require prior authorization from the US Government.

IT IS HEREBY AGREED AND UNDERSTOOD BY THE PARTIES THAT IF THERE IS ANY CONFLICT BETWEEN THE TERMS OF THIS ATTACHMENT “A1” AND THE TERMS OF THE TECHNICAL DESCRIPTION ABOVE REFERRED, THE TERMS OF THIS ATTACHMENT “A1” SHALL PREVAIL.

Attachment “A1” to Amendment No. 3 to Purchase Agreement COM0028-13	Page 3 of 3

[***]

[***]

Attachment “F1” to Purchase Agreement COM0028-13	Page 1 of 1

EXHIBIT 1 TO AMENDMENT 3 TO PURCHASE AGREEMENT COM0028-13 ATTACHMENT “G” AIRCRAFT DELIVERY SCHEDULE

1.	Aircraft Delivery Schedule (ref. Purchase Agreement Article 5)

[***]

Attachment “G” to Purchase Agreement COM0028-13 – Execution Version	Page 1 of 2

EXHIBIT 1 TO AMENDMENT 3 TO PURCHASE AGREEMENT COM0028-13 ATTACHMENT “G” AIRCRAFT DELIVERY SCHEDULE

2.	Option Aircraft Delivery Schedule (ref. Purchase Agreement Article 21)

[***]

Attachment “G” to Purchase Agreement COM0028-13 – Execution Version	Page 2 of 2

AMENDMENT No. 4 TO PURCHASE AGREEMENT COM0028-13

This Amendment No. 4 to the Purchase Agreement COM0028-13, dated as of February 11, 2014 (“Amendment No. 4”) relates to the Purchase Agreement COM0028-13 (the “Purchase Agreement”) between Embraer S.A. (“Embraer”) and SkyWest Inc. (“Buyer”) dated February 15, 2013 (the “Agreement”). This Amendment No. 4 is between Embraer and Buyer, collectively referred to herein as the “Parties”.

This Amendment No. 4 sets forth additional agreements between Embraer and Buyer with respects to the matters set forth herein.

Except as otherwise provided for herein, all terms of the Purchase Agreement shall remain in full force and effect. All capitalized terms used in this Amendment No. 4 which are not defined herein shall have the meaning given in the Purchase Agreement. In the event of any conflict between this Amendment No. 4 and the Purchase Agreement, the terms, conditions and provisions of this Amendment No. 4 shall control.

WHEREAS, Buyer has requested and Embraer has agreed to modify certain items of the Aircraft specific configuration described in Attachment “A1” to the Purchase Agreement;

WHEREAS, Buyer requested and Embraer has agreed to implement  certain changes to the Aircraft [***] of the Aircraft.

NOW, THEREFORE, for good and valuable consideration which is hereby acknowledged, Embraer and Buyer hereby agree as follows:

1.	CHANGES TO THE AIRCRAFT CONFIGURATION

1.1 [***]

1.2 [***]

1.3 - SkyWest/United Airlines Aircraft Configuration

The SkyWest/United Airlines Aircraft [***] shall have a specific configuration, which shall apply exclusively to the SkyWest/United Airlines Aircraft [***], as described in Attachment “A1” attached to this Amendment No. 4, which is hereby incorporated into the Purchase Agreement as new Attachment “A1”, hereby replacing Amendment 3, Attachment “A1” in its entirety.

The SkyWest/United Airlines Aircraft [***] shall have a specific configuration, which shall apply exclusively to the SkyWest/United Airlines Aircraft [***], as described in Attachment “A2” attached to this Amendment No. 4, which is hereby incorporated into the Purchase Agreement as new Attachment “A2”.

In respect of the SkyWest/United Airlines Aircraft, all references in the Purchase Agreement to Attachment “A” shall be deemed to be a reference to Attachment “A1” or Attachment “A2” as applicable.

Amendment No. 4 to Purchase Agreement COM0028-13 COM0031-14	Page 1 of 3

2.	Price

Item 3.1 of Article 3 of the Purchase Agreement shall be deleted and replaced by the following:

“3.1 The Aircraft Basic Price, in United States dollars, for each Aircraft is [***]:

[***]”

3.	[***]
4.	Counterparts

This Agreement may be signed by the parties hereto in any number of separate counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument and all of which when taken together shall constitute one and the same instrument.

5.	Miscellaneous

All other terms and conditions of the Purchase Agreement, which are not specifically amended by this Amendment No. 4, shall remain in full force and effect without any change.

IN WITNESS WHEREOF, EMBRAER and BUYER, by their duly authorized officers, have entered into and executed this Amendment No. 4 to Purchase Agreement to be effective as of the date first written above.

EMBRAER S.A.		SKYWEST INC.

By	/s/ Mauro Kern Junior	By	/s/ Bradford R. Rich
Name:	Mauro Kern Junior	Name:	Bradford R. Rich
Title:	Executive Vice-President	Title:	President
Engineering and Technology

Amendment No. 4 to Purchase Agreement COM0028-13 COM0031-14	Page 2 of 3

By	/s/ José Luis D’Avila Molina	By	/s/ Michael J. Kraupp
Name:	José Luis D’Avila Molina	Name:	Michael J. Kraupp
Title:	Vice President, Contracts Commercial Aviation	Title:	Chief Financial Officer and Treasurer

Date:	February 26, 2014	Date:	February 11, 2014
Place:	São José dos Campos, SP- Brazil	Place:	St. George, Utah, USA

Witness:	/s/Carlos Wesley Martins Silva	Witness:	/s/ Darin T. Hafen
Name:	Carlos Wesley Martins Silva	Name:	Darin T. Hafen

Amendment No. 4 to Purchase Agreement COM0028-13 COM0031-14	Page 3 of 3

ATTACHMENT “A1” EMBRAER 175 AIRCRAFT CONFIGURATION (SkyWest/United Airlines)

1.	STANDARD AIRCRAFT

The Aircraft EMBRAER 175 (certification designation ERJ 170-200 LR) shall be manufactured according to [***] although not attached hereto, is incorporated herein by reference, and (ii) the characteristics described in the items below.

2.	OPTIONAL EQUIPMENT:

[***]

3.	FINISHING

The Aircraft will be delivered to Buyer as follows:

3.1	EXTERIOR FINISHING:

The fuselage of the Aircraft shall be painted according to Buyer’s colour and paint scheme, which shall be supplied to Embraer by Buyer on or before [***] prior to the first Aircraft Contractual Delivery Date. The wings and the horizontal stabilizer shall be supplied in the standard colours, i.e., grey BAC707.

The choices of colour and paint scheme made by Buyer shall apply to all Aircraft, unless Buyer provides written notice of a new colour and paint scheme not less than [***] prior to the relevant Aircraft Contractual Delivery Date.

3.2	INTERIOR FINISHING:

Buyer shall inform Embraer during the customer check list definition (“CCL”), to be held no later than [***] prior to the applicable Aircraft Contractual Delivery Date, of its choice of materials and colours of all and any item of interior finishing such as seat covers, carpet, floor lining on galley areas, side walls and overhead lining, galley lining and curtain, from the choices offered by and available at Embraer. In case Buyer opts to use different materials and/or patterns, Embraer will submit to Buyer a Proposal of Major Change (“PMC”) describing the impacts of such option, if any. Should Buyer not approve such PMC, the interior shall be built according to the choices offered by and  available at Embraer.

Once defined, for the applicable CCL the choices of interior finishing made by Buyer shall apply to all applicable Aircraft. If Buyer requires an interior finishing for any Aircraft that is different from the original one informed to Embraer, Buyer shall present a written request to Embraer not less than [***] prior to the relevant Aircraft Contractual Delivery Date and Embraer will submit the relevant quotation to the approval of Buyer within [***] from the date such request is received by Embraer. Should Buyer not approve the quotation, the interior of relevant Aircraft shall be built according to the original choice of Buyer.

Attachment “A1” to Amendment No. 4 to Purchase Agreement COM0028-13	Page 1 of 3

ATTACHMENT “A1” EMBRAER 175 AIRCRAFT CONFIGURATION (SkyWest/United Airlines)

3.3	BUYER FURNISHED EQUIPMENT (BFE) AND BUYER INSTALLED EQUIPMENT (BIE):

Buyer may choose to have carpets, tapestries, seat covers and curtain fabrics supplied to Embraer for installation in the Aircraft as BFE. Materials shall conform to the required standards and comply with all applicable regulations and airworthiness requirements. Delays in the delivery of BFE equipment or quality restrictions that prevent the installation thereof in the time frame required by the Aircraft manufacturing process shall entitle Embraer to either delay the delivery of the Aircraft for a period related to the delay of the BFE or present the Aircraft to Buyer without such BFE, in which case Buyer shall not be entitled to refuse acceptance of the Aircraft.

All BFE equipment shall be delivered in DDP conditions (INCOTERMS 2010) to C&D Zodiac – 14 Centerpointe Drive, La Palma, CA 90623, USA, or to another place to be timely informed by Embraer.

Galley inserts (such as coffee makers, water boilers, ovens), trolleys and standard units and medical kits, defibrillators and wheelchairs, as well as any other equipment classified as medical or pharmaceutical product, shall be acquired by Buyer and installed on the Aircraft by Buyer after delivery thereof as BIE.

Notwithstanding the above, Buyer shall [***] in [***].

3.4	EMBRAER RIGHT TO PERFORM FOR BUYER:

If, after written notice from Embraer to Buyer, Buyer fails to make any choice or definition which Buyer is required to make within [***] after such notice regarding the exterior and interior finishing of any Aircraft or to inform Embraer thereof, Embraer shall have the right, but not the obligation, to tender the Aircraft for delivery (a) painted white and (b) fitted with an interior finishing selected by Embraer at its reasonable discretion.

The taking of any such action by Embraer pursuant to this Article shall not constitute a waiver or release of any obligation of Buyer under the Purchase Agreement, nor a waiver of any event of default which may arise out of Buyer’s non-performance of such obligation, nor an election or waiver by Embraer of any remedy or right available to Embraer under the Purchase Agreement.

No compensation to Buyer or reduction of the Aircraft Basic Price shall be due by virtue of the taking of any such actions by Embraer and Embraer shall be entitled to charge Buyer for the amount of the reasonable expenses incurred by Embraer in connection with the performance of or compliance with such agreement, as the case may be, payable by Buyer within [***] from the presentation of the respective invoice by Embraer to Buyer.

4.	REGISTRATION MARKS, TRANSPONDER AND ELT CODES:

The Aircraft shall be delivered to Buyer with the registration marks painted on them. The registration marks, the transponder code and ELT protocol coding shall be supplied to Embraer by Buyer no later than [***] before each relevant Aircraft Contractual Delivery. Embraer shall be entitled to tender the Aircraft for delivery to Buyer without registration marks, with an inoperative transponder

Attachment “A1” to Amendment No. 4 to Purchase Agreement COM0028-13	Page 2 of 3

ATTACHMENT “A1” EMBRAER 175 AIRCRAFT CONFIGURATION (SkyWest/United Airlines)

and without setting the ELT protocol coding in case Buyer fails to supply such information to Embraer in due time.

5.	EXPORT CONTROL ITEMS

The Aircraft contains (i) an IESI (Integrated Electronic Standby Instrument System) manufactured by Thales Avionics with an embedded QRS-11 gyroscopic microchip used for emergency backup and flight safety information, and (ii) IRU (Inertial Reference Unit) manufactured by Honeywell International. The IESI and the IRU that are incorporated into this Aircraft are subject to export control under United States of America law. Transfer or re-export of such items (whether or not incorporated into the Aircraft), as well as their related technology and software may require prior authorization from the US Government.

IT IS HEREBY AGREED AND UNDERSTOOD BY THE PARTIES THAT IF THERE IS ANY CONFLICT BETWEEN THE TERMS OF THIS ATTACHMENT “A1” AND THE TERMS OF THE TECHNICAL DESCRIPTION ABOVE REFERRED, THE TERMS OF THIS ATTACHMENT “A1” SHALL PREVAIL.

Attachment “A1” to Amendment No. 4 to Purchase Agreement COM0028-13	Page 3 of 3

ATTACHMENT “A2” EMBRAER 175 AIRCRAFT CONFIGURATION (SkyWest/United Airlines)

1.	STANDARD AIRCRAFT

The Aircraft EMBRAER 175 (certification designation ERJ 170-200 LR) shall be manufactured according to [***] although not attached hereto, is incorporated herein by reference, and (ii) the characteristics described in the items below.

2.	OPTIONAL EQUIPMENT:

[***]

3.	FINISHING

The Aircraft will be delivered to Buyer as follows:

3.1	EXTERIOR FINISHING:

The fuselage of the Aircraft shall be painted according to Buyer’s colour and paint scheme, which shall be supplied to Embraer by Buyer on or before [***] prior to the first Aircraft Contractual Delivery Date. The wings and the horizontal stabilizer shall be supplied in the standard colours, i.e., grey BAC707.

The choices of colour and paint scheme made by Buyer shall apply to all Aircraft, unless Buyer provides written notice of a new colour and paint scheme not less than [***] prior to the relevant Aircraft Contractual Delivery Date.

3.2	INTERIOR FINISHING:

Buyer shall inform Embraer during the customer check list definition (“CCL”), to be held no later than [***] prior to the applicable Aircraft Contractual Delivery Date, of its choice of materials and colours of all and any item of interior finishing such as seat covers, carpet, floor lining on galley areas, side walls and overhead lining, galley lining and curtain, from the choices offered by and available at Embraer. In case Buyer opts to use different materials and/or patterns, Embraer will submit to Buyer a Proposal of Major Change (“PMC”) describing the impacts of such option, if any. Should Buyer not approve such PMC, the interior shall be built according to the choices offered by and  available at Embraer.

Once defined, for the applicable CCL the choices of interior finishing made by Buyer shall apply to all applicable Aircraft. If Buyer requires an interior finishing for any Aircraft that is different from the original one informed to Embraer, Buyer shall present a written request to Embraer not less than [***] prior to the relevant Aircraft Contractual Delivery Date and Embraer will submit the relevant quotation to the approval of Buyer within [***] from the date such request is received by Embraer. Should Buyer not approve the quotation, the interior of relevant Aircraft shall be built according to the original choice of Buyer.

Attachment “A2” to Amendment No. 4 to Purchase Agreement COM0028-13	Page 1 of 3

ATTACHMENT “A2” EMBRAER 175 AIRCRAFT CONFIGURATION (SkyWest/United Airlines)

3.3	BUYER FURNISHED EQUIPMENT (BFE) AND BUYER INSTALLED EQUIPMENT (BIE):

Buyer may choose to have carpets, tapestries, seat covers and curtain fabrics supplied to Embraer for installation in the Aircraft as BFE. Materials shall conform to the required standards and comply with all applicable regulations and airworthiness requirements. Delays in the delivery of BFE equipment or quality restrictions that prevent the installation thereof in the time frame required by the Aircraft manufacturing process shall entitle Embraer to either delay the delivery of the Aircraft for a period related to the delay of the BFE or present the Aircraft to Buyer without such BFE, in which case Buyer shall not be entitled to refuse acceptance of the Aircraft.

All BFE equipment shall be delivered in DDP conditions (INCOTERMS 2010) to C&D Zodiac – 14 Centerpointe Drive, La Palma, CA 90623, USA, or to another place to be timely informed by Embraer.

Galley inserts (such as coffee makers, water boilers, ovens), trolleys and standard units and medical kits, defibrillators and wheelchairs, as well as any other equipment classified as medical or pharmaceutical product, shall be acquired by Buyer and installed on the Aircraft by Buyer after delivery thereof as BIE.

Notwithstanding the above, Buyer shall [***] in [***].

3.4	EMBRAER RIGHT TO PERFORM FOR BUYER:

If, after written notice from Embraer to Buyer, Buyer fails to make any choice or definition which Buyer is required to make within [***] after such notice regarding the exterior and interior finishing of any Aircraft or to inform Embraer thereof, Embraer shall have the right, but not the obligation, to tender the Aircraft for delivery (a) painted white and (b) fitted with an interior finishing selected by Embraer at its reasonable discretion.

The taking of any such action by Embraer pursuant to this Article shall not constitute a waiver or release of any obligation of Buyer under the Purchase Agreement, nor a waiver of any event of default which may arise out of Buyer’s non-performance of such obligation, nor an election or waiver by Embraer of any remedy or right available to Embraer under the Purchase Agreement.

No compensation to Buyer or reduction of the Aircraft Basic Price shall be due by virtue of the taking of any such actions by Embraer and Embraer shall be entitled to charge Buyer for the amount of the reasonable expenses incurred by Embraer in connection with the performance of or compliance with such agreement, as the case may be, payable by Buyer within [***] from the presentation of the respective invoice by Embraer to Buyer.

4.	REGISTRATION MARKS, TRANSPONDER AND ELT CODES:

The Aircraft shall be delivered to Buyer with the registration marks painted on them. The registration marks, the transponder code and ELT protocol coding shall be supplied to Embraer by Buyer no later than [***] before each relevant Aircraft Contractual Delivery. Embraer shall be entitled to tender the Aircraft for delivery to Buyer without registration marks, with an inoperative transponder

Attachment “A2” to Amendment No. 4 to Purchase Agreement COM0028-13	Page 2 of 3

ATTACHMENT “A2” EMBRAER 175 AIRCRAFT CONFIGURATION (SkyWest/United Airlines)

and without setting the ELT protocol coding in case Buyer fails to supply such information to Embraer in due time.

5.	EXPORT CONTROL ITEMS

The Aircraft contains (i) an IESI (Integrated Electronic Standby Instrument System) manufactured by Thales Avionics with an embedded QRS-11 gyroscopic microchip used for emergency backup and flight safety information, and (ii) IRU (Inertial Reference Unit) manufactured by Honeywell International. The IESI and the IRU that are incorporated into this Aircraft are subject to export control under United States of America law. Transfer or re-export of such items (whether or not incorporated into the Aircraft), as well as their related technology and software may require prior authorization from the US Government.

IT IS HEREBY AGREED AND UNDERSTOOD BY THE PARTIES THAT IF THERE IS ANY CONFLICT BETWEEN THE TERMS OF THIS ATTACHMENT “A2” AND THE TERMS OF THE TECHNICAL DESCRIPTION ABOVE REFERRED, THE TERMS OF THIS ATTACHMENT “A2” SHALL PREVAIL.

Attachment “A2” to Amendment No. 4 to Purchase Agreement COM0028-13	Page 3 of 3

[***]

[***]

Attachment “F1” – Amendment No. 4 to Purchase Agreement COM0028-13	Page 1 of 1

AMENDMENT No. 5 TO PURCHASE AGREEMENT COM0028-13

This Amendment No. 5 COM0221-14 (the “Amendment No. 5”) dated as of May 9, 2014 is between Embraer S.A. (“Embraer”) and SkyWest Inc. (“Buyer”), collectively referred to herein as the “Parties”, and constitutes an amendment and modification to Purchase Agreement COM0028-13 dated February 15, 2013 as amended from time to time (the “Purchase Agreement”).

All capitalized terms not otherwise defined herein shall have the same meaning when used herein as provided in the Purchase Agreement and in case of any conflict between this Amendment No. 5 and the Purchase Agreement, this Amendment No. 5 shall control.

WHEREAS, the Parties have agreed to modify certain items of the Aircraft specific configuration;

NOW, THEREFORE, for good and valuable consideration, which is hereby acknowledged by the Parties, Embraer and Buyer agree as follows:

1.CONFIGURATION CHANGES TO THE AIRCRAFT

1.1 [***]

2.	PRICE

As a result of the changes referred to in Article 1 above, Article 3.1 of the Purchase Agreement is hereby deleted and replaced as follows:

“3.1The Aircraft Basic Price, in United States dollars, for each Aircraft is [***]:

[***]”

3.	ATTACHMENTS CHANGE

As a result of the changes referred to in Article 1 above, the Attachments A1, A2 and [***] to the Purchase Agreement are hereby deleted and replaced in its entirety by the Attachment A1, A2 and [***] to this Amendment No. 5, which shall be deemed to be Attachment A1, A2 and [***] for all purposes under the Purchase Agreement.

4.	REINSTATEMENT OF PURCHASE AGREEMENT

All other provisions and conditions of the referenced Purchase Agreement, as well as its related Attachments and Letter Agreement, which are not specifically modified by this Amendment No. 5 shall remain in full force and effect without any change.

5.	COUNTERPARTS

This Amendment No. 5 may be signed by the Parties hereto in any number of separate counterparts with the same effect as if the signatures thereto and hereto

COM0221-14 Amendment No.5 to PA COM0028-13	Page 1 of 3

AMENDMENT No. 5 TO PURCHASE AGREEMENT COM0028-13

were upon the same instrument and all of which when taken together shall constitute one and the same instrument.

This Amendment No. 5 may be signed by facsimile with originals duly signed to follow by an internationally recognized courier.

[SIGNATURE PAGE FOLLOWS]

COM0221-14 Amendment No.5 to PA COM0028-13	Page 2 of 3

AMENDMENT No. 5 TO PURCHASE AGREEMENT COM0028-13

IN WITNESS WHEREOF, Embraer and Buyer, by their duly authorized officers, have entered into and executed this Amendment No. 5 to be effective as of the date first written above.

EMBRAER S.A.		SKYWEST, INC.

By:	/s/ Mauro Kern Junior	By:	/s/ Bradford R. Rich

Name:	Mauro Kern Junior	Name:	Bradford R. Rich

Title:	Executive Vice-President	Title:	President
Engineering and Technology

By:	/s/ José Luis D’Avila Molina	By:	/s/ Michael J. Kraupp

Name:	José Luis D’Avila Molina	Name:	Michael J. Kraupp

Title:	Vice President, Contracts	Title:	Chief Financial Officer and
	Commercial Aviation		Treasurer

Place:	São José dos Campos, SP-Brazil	Place:	St. George, Utah, USA

COM0221-14 Amendment No.5 to PA COM0028-13	Page 3 of 3

ATTACHMENT “A1” EMBRAER 175 AIRCRAFT CONFIGURATION (SkyWest/United Airlines)

1.	STANDARD AIRCRAFT

The Aircraft EMBRAER 175 (certification designation ERJ 170-200 LR) shall be manufactured according to [***] although not attached hereto, is incorporated herein by reference, and (ii) the characteristics described in the items below.

2.	OPTIONAL EQUIPMENT:

[***]

3.	FINISHING

The Aircraft will be delivered to Buyer as follows:

3.1	EXTERIOR FINISHING:

The fuselage of the Aircraft shall be painted according to Buyer’s colour and paint scheme, which shall be supplied to Embraer by Buyer on or before [***] prior to the first Aircraft Contractual Delivery Date. The wings and the horizontal stabilizer shall be supplied in the standard colours, i.e., grey BAC707.

The choices of colour and paint scheme made by Buyer shall apply to all Aircraft, unless Buyer provides written notice of a new colour and paint scheme not less than [***] prior to the relevant Aircraft Contractual Delivery Date.

3.2	INTERIOR FINISHING:

Buyer shall inform Embraer during the customer check list definition (“CCL”), to be held no later than [***] prior to the applicable Aircraft Contractual Delivery Date, of its choice of materials and colours of all and any item of interior finishing such as seat covers, carpet, floor lining on galley areas, side walls and overhead lining, galley lining and curtain, from the choices offered by and available at Embraer. In case Buyer opts to use different materials and/or patterns, Embraer will submit to Buyer a Proposal of Major Change (“PMC”) describing the impacts of such option, if any. Should Buyer not approve such PMC, the interior shall be built according to the choices offered by and  available at Embraer.

Once defined, for the applicable CCL the choices of interior finishing made by Buyer shall apply to all applicable Aircraft. If Buyer requires an interior finishing for any Aircraft that is different from the original one informed to Embraer, Buyer shall present a written request to Embraer not less than [***] prior to the relevant Aircraft Contractual Delivery Date and Embraer will submit the relevant quotation to the approval of Buyer within [***] from the date such request is received by Embraer. Should Buyer not approve the quotation, the interior of relevant Aircraft shall be built according to the original choice of Buyer.

Attachment “A1” to Amendment No. 5 to Purchase Agreement COM0028-13	Page 1 of 3

ATTACHMENT “A1” EMBRAER 175 AIRCRAFT CONFIGURATION (SkyWest/United Airlines)

3.3	BUYER FURNISHED EQUIPMENT (BFE) AND BUYER INSTALLED EQUIPMENT (BIE):

Buyer may choose to have carpets, tapestries, seat covers and curtain fabrics supplied to Embraer for installation in the Aircraft as BFE. Materials shall conform to the required standards and comply with all applicable regulations and airworthiness requirements. Delays in the delivery of BFE equipment or quality restrictions that prevent the installation thereof in the time frame required by the Aircraft manufacturing process shall entitle Embraer to either delay the delivery of the Aircraft for a period related to the delay of the BFE or present the Aircraft to Buyer without such BFE, in which case Buyer shall not be entitled to refuse acceptance of the Aircraft.

All BFE equipment shall be delivered in DDP conditions (INCOTERMS 2010) to C&D Zodiac – 14 Centerpointe Drive, La Palma, CA 90623, USA, or to another place to be timely informed by Embraer.

Galley inserts (such as coffee makers, water boilers, ovens), trolleys and standard units and medical kits, defibrillators and wheelchairs, as well as any other equipment classified as medical or pharmaceutical product, shall be acquired by Buyer and installed on the Aircraft by Buyer after delivery thereof as BIE.

Notwithstanding the above, Buyer shall [***] in [***].

3.4	EMBRAER RIGHT TO PERFORM FOR BUYER:

If, after written notice from Embraer to Buyer, Buyer fails to make any choice or definition which Buyer is required to make within [***] after such notice regarding the exterior and interior finishing of any Aircraft or to inform Embraer thereof, Embraer shall have the right, but not the obligation, to tender the Aircraft for delivery (a) painted white and (b) fitted with an interior finishing selected by Embraer at its reasonable discretion.

The taking of any such action by Embraer pursuant to this Article shall not constitute a waiver or release of any obligation of Buyer under the Purchase Agreement, nor a waiver of any event of default which may arise out of Buyer’s non-performance of such obligation, nor an election or waiver by Embraer of any remedy or right available to Embraer under the Purchase Agreement.

No compensation to Buyer or reduction of the Aircraft Basic Price shall be due by virtue of the taking of any such actions by Embraer and Embraer shall be entitled to charge Buyer for the amount of the reasonable expenses incurred by Embraer in connection with the performance of or compliance with such agreement, as the case may be, payable by Buyer within [***] from the presentation of the respective invoice by Embraer to Buyer.

4.	REGISTRATION MARKS, TRANSPONDER AND ELT CODES:

The Aircraft shall be delivered to Buyer with the registration marks painted on them. The registration marks, the transponder code and ELT protocol coding shall be supplied to Embraer by Buyer no later than [***] before each relevant Aircraft Contractual Delivery. Embraer shall be entitled to tender the Aircraft for delivery to Buyer without registration marks, with an inoperative transponder

Attachment “A1” to Amendment No. 5 to Purchase Agreement COM0028-13	Page 2 of 3

ATTACHMENT “A1” EMBRAER 175 AIRCRAFT CONFIGURATION (SkyWest/United Airlines)

and without setting the ELT protocol coding in case Buyer fails to supply such information to Embraer in due time.

5.	EXPORT CONTROL ITEMS

The Aircraft contains (i) an IESI (Integrated Electronic Standby Instrument System) manufactured by Thales Avionics with an embedded QRS-11 gyroscopic microchip used for emergency backup and flight safety information, and (ii) IRU (Inertial Reference Unit) manufactured by Honeywell International. The IESI and the IRU that are incorporated into this Aircraft are subject to export control under United States of America law. Transfer or re-export of such items (whether or not incorporated into the Aircraft), as well as their related technology and software may require prior authorization from the US Government.

IT IS HEREBY AGREED AND UNDERSTOOD BY THE PARTIES THAT IF THERE IS ANY CONFLICT BETWEEN THE TERMS OF THIS ATTACHMENT “A1” AND THE TERMS OF THE TECHNICAL DESCRIPTION ABOVE REFERRED, THE TERMS OF THIS ATTACHMENT “A1” SHALL PREVAIL.

Attachment “A1” to Amendment No. 5 to Purchase Agreement COM0028-13	Page 3 of 3

ATTACHMENT “A2” EMBRAER 175 AIRCRAFT CONFIGURATION (SkyWest/United Airlines)

1.	STANDARD AIRCRAFT

The Aircraft EMBRAER 175 (certification designation ERJ 170-200 LR) shall be manufactured according to [***] although not attached hereto, is incorporated herein by reference, and (ii) the characteristics described in the items below.

2.	OPTIONAL EQUIPMENT:

[***]

3.	FINISHING

The Aircraft will be delivered to Buyer as follows:

3.1	EXTERIOR FINISHING:

The fuselage of the Aircraft shall be painted according to Buyer’s colour and paint scheme, which shall be supplied to Embraer by Buyer on or before [***] prior to the first Aircraft Contractual Delivery Date. The wings and the horizontal stabilizer shall be supplied in the standard colours, i.e., grey BAC707.

The choices of colour and paint scheme made by Buyer shall apply to all Aircraft, unless Buyer provides written notice of a new colour and paint scheme not less than [***] prior to the relevant Aircraft Contractual Delivery Date.

3.2	INTERIOR FINISHING:

Buyer shall inform Embraer during the customer check list definition (“CCL”), to be held no later than [***] prior to the applicable Aircraft Contractual Delivery Date, of its choice of materials and colours of all and any item of interior finishing such as seat covers, carpet, floor lining on galley areas, side walls and overhead lining, galley lining and curtain, from the choices offered by and available at Embraer. In case Buyer opts to use different materials and/or patterns, Embraer will submit to Buyer a Proposal of Major Change (“PMC”) describing the impacts of such option, if any. Should Buyer not approve such PMC, the interior shall be built according to the choices offered by and  available at Embraer.

Once defined, for the applicable CCL the choices of interior finishing made by Buyer shall apply to all applicable Aircraft. If Buyer requires an interior finishing for any Aircraft that is different from the original one informed to Embraer, Buyer shall present a written request to Embraer not less than [***] prior to the relevant Aircraft Contractual Delivery Date and Embraer will submit the relevant quotation to the approval of Buyer within [***] from the date such request is received by Embraer. Should Buyer not approve the quotation, the interior of relevant Aircraft shall be built according to the original choice of Buyer.

Attachment “A2” to Amendment No. 5 to Purchase Agreement COM0028-13	Page 1 of 3

ATTACHMENT “A2” EMBRAER 175 AIRCRAFT CONFIGURATION (SkyWest/United Airlines)

3.3	BUYER FURNISHED EQUIPMENT (BFE) AND BUYER INSTALLED EQUIPMENT (BIE):

Buyer may choose to have carpets, tapestries, seat covers and curtain fabrics supplied to Embraer for installation in the Aircraft as BFE. Materials shall conform to the required standards and comply with all applicable regulations and airworthiness requirements. Delays in the delivery of BFE equipment or quality restrictions that prevent the installation thereof in the time frame required by the Aircraft manufacturing process shall entitle Embraer to either delay the delivery of the Aircraft for a period related to the delay of the BFE or present the Aircraft to Buyer without such BFE, in which case Buyer shall not be entitled to refuse acceptance of the Aircraft.

All BFE equipment shall be delivered in DDP conditions (INCOTERMS 2010) to C&D Zodiac – 14 Centerpointe Drive, La Palma, CA 90623, USA, or to another place to be timely informed by Embraer.

Galley inserts (such as coffee makers, water boilers, ovens), trolleys and standard units and medical kits, defibrillators and wheelchairs, as well as any other equipment classified as medical or pharmaceutical product, shall be acquired by Buyer and installed on the Aircraft by Buyer after delivery thereof as BIE.

Notwithstanding the above, Buyer shall [***] in [***].

3.4	EMBRAER RIGHT TO PERFORM FOR BUYER:

If, after written notice from Embraer to Buyer, Buyer fails to make any choice or definition which Buyer is required to make within [***] after such notice regarding the exterior and interior finishing of any Aircraft or to inform Embraer thereof, Embraer shall have the right, but not the obligation, to tender the Aircraft for delivery (a) painted white and (b) fitted with an interior finishing selected by Embraer at its reasonable discretion.

The taking of any such action by Embraer pursuant to this Article shall not constitute a waiver or release of any obligation of Buyer under the Purchase Agreement, nor a waiver of any event of default which may arise out of Buyer’s non-performance of such obligation, nor an election or waiver by Embraer of any remedy or right available to Embraer under the Purchase Agreement.

No compensation to Buyer or reduction of the Aircraft Basic Price shall be due by virtue of the taking of any such actions by Embraer and Embraer shall be entitled to charge Buyer for the amount of the reasonable expenses incurred by Embraer in connection with the performance of or compliance with such agreement, as the case may be, payable by Buyer within [***] from the presentation of the respective invoice by Embraer to Buyer.

4.	REGISTRATION MARKS, TRANSPONDER AND ELT CODES:

The Aircraft shall be delivered to Buyer with the registration marks painted on them. The registration marks, the transponder code and ELT protocol coding shall be supplied to Embraer by Buyer no later than [***] before each relevant Aircraft Contractual Delivery. Embraer shall be entitled to tender the Aircraft for delivery to Buyer without registration marks, with an inoperative transponder

Attachment “A2” to Amendment No. 5 to Purchase Agreement COM0028-13	Page 2 of 3

ATTACHMENT “A2” EMBRAER 175 AIRCRAFT CONFIGURATION (SkyWest/United Airlines)

and without setting the ELT protocol coding in case Buyer fails to supply such information to Embraer in due time.

5.	EXPORT CONTROL ITEMS

The Aircraft contains (i) an IESI (Integrated Electronic Standby Instrument System) manufactured by Thales Avionics with an embedded QRS-11 gyroscopic microchip used for emergency backup and flight safety information, and (ii) IRU (Inertial Reference Unit) manufactured by Honeywell International. The IESI and the IRU that are incorporated into this Aircraft are subject to export control under United States of America law. Transfer or re-export of such items (whether or not incorporated into the Aircraft), as well as their related technology and software may require prior authorization from the US Government.

IT IS HEREBY AGREED AND UNDERSTOOD BY THE PARTIES THAT IF THERE IS ANY CONFLICT BETWEEN THE TERMS OF THIS ATTACHMENT “A2” AND THE TERMS OF THE TECHNICAL DESCRIPTION ABOVE REFERRED, THE TERMS OF THIS ATTACHMENT “A2” SHALL PREVAIL.

Attachment “A2” to Amendment No. 5 to Purchase Agreement COM0028-13	Page 3 of 3

[***]

[***]

Attachment “F1” – Amendment No. 5 to Purchase Agreement COM0028-13	Page 1 of 1

AMENDMENT No. 6 TO PURCHASE AGREEMENT COM0028-13

This Amendment No. 6 to the Purchase Agreement COM0028-13, dated as of November 12, 2014 (“Amendment No. 6”) relates to Purchase Agreement COM0028-13 (the “Purchase Agreement”) between Embraer S.A. (“Embraer”) and SkyWest Inc. (“Buyer”) dated February 15, 2013 (the “Agreement”). This Amendment No. 6 is between Embraer and Buyer, collectively referred to herein as the “Parties”.

This Amendment No. 6 sets forth additional agreements between Embraer and Buyer with respects to the matters set forth herein.

Except as otherwise provided for herein, all terms of the Purchase Agreement shall remain in full force and effect. All capitalized terms used in this Amendment No. 6 which are not defined herein shall have the meaning given in the Purchase Agreement. In the event of  any conflict between this Amendment No. 6 and the Purchase Agreement, the terms, conditions and provisions of this Amendment No. 6 shall control.

WHEREAS, Buyer has notified Embraer that on November 11, 2014 Buyer entered into a CPA with Alaska Airlines, Inc. with respect to [***] Aircraft;

WHEREAS, Buyer has requested and Embraer has agreed to confirm [***] Aircraft and convert certain non confirmed Aircraft into a right to purchase additional Aircraft.

NOW, THEREFORE, for good and valuable consideration which is hereby acknowledged, Embraer and Buyer hereby agree as follows:

1.[***] Confirmation of Aircraft

Buyer and Embraer hereby agree to the confirmation of [***] additional Aircraft, and such additional Aircraft are identified in Exhibit G (as revised and attached hereto as Exhibit 1).

Buyer and Embraer furthermore agree to [***] which were referred to in the Purchase Agreement prior to the date hereof. No indemnity or obligation is due by either Party to the other because of such [***].

2.Article 1 of the Purchase Agreement is hereby amended so as to include the following definition, “Purchase Right Aircraft”: shall mean the additional Aircraft that Buyer shall have the option to purchase as per the terms of Article 4 of Amendment No. 6 to Purchase Agreement.

3.Subject

Article 2 of the Purchase Agreement shall be deleted and replaced by the following:

“Subject to the terms and conditions of this Agreement:

Amendment No. 6 to Purchase Agreement COM0028-13 COM0470-14	Page 1 of 6

2.1Embraer shall sell and deliver and Buyer shall purchase and take delivery of [***] and the [***] of such Aircraft shall be deemed “SkyWest/Alaska Airlines Aircraft”;

2.2Embraer shall provide to Buyer the Services and the Technical Publications as described in Attachment “B” to this Agreement; and

2.3Buyer shall have the option to purchase up to one hundred (100) Option Aircraft, in accordance with Article 21, and the right to purchase [***] Purchase Right Aircraft.”

4.New Article Inclusion

A new Article 22 is hereby included in the Purchase Agreement as follows:

“22. Purchase Right Aircraft

22.1Embraer hereby grants Buyer the right to purchase up to [***] Aircraft (the “Purchase Right Aircraft”) configured as per Attachment “A” and available to Buyer at the Aircraft Basic Price and on the same economic conditions that are applicable to the Aircraft (the “Purchase Right Basic Price”), which price is subject to the escalation conditions contained in Attachment “D”.

22.2Subject to no material default on the part of the Buyer having occurred and be continuing under this Agreement, the right to purchase each of the Purchase Right Aircraft shall be exercised [***] groups of [***] and [***] groups of [***] Purchase Right Aircraft (the “Purchase Right Group” for the purposes of this Article 22.2), by means of a written notice (the “Exercise Notice”) from Buyer to Embraer. The Exercise Notice shall furthermore contain Buyer’s desired delivery months for the Purchase Right Aircraft to be exercised, which shall not be later than [***] (“Purchase Right Aircraft Contractual Delivery Date”), and such right is subject to the existence of sufficient production capacity at Embraer to comply with Buyer’s desirable delivery schedule as determined by Embraer in its sole discretion.

22.3In case Embraer has not received Exercise Notice for either Purchase Right Group on or before [***], Buyer shall be deemed to have relinquished its right to acquire any unexercised Purchase Right Aircraft.

22.4Following receipt by Embraer of the Exercise Notice, Embraer shall inform Buyer if the desired Purchase Right Aircraft’s Contractual Delivery Date requested by Buyer is acceptable; otherwise, Embraer shall inform Buyer the closest non-committed delivery position available for sale. If the desired Purchase Right Aircraft Contractual Delivery Date requested by Buyer is available, then Embraer shall be obligated to provide Buyer with such delivery position, and in such case Buyer shall execute a contractual amendment with Embraer within [***] converting that Purchase Right Aircraft into a firm position, otherwise after such [***] Embraer will be free to offer that delivery position to any other of its customers.

22.5In the event Buyer and Embraer agree to the new Purchase Right Aircraft Contractual Delivery Date and in order to secure the Purchase Right Aircraft delivery positions, [***].

Amendment No. 6 to Purchase Agreement COM0028-13 COM0470-14	Page 2 of 6

22.6  If the purchase rights are exercised by Buyer as specified above, [***], an amendment to this Agreement shall be executed by and between the Parties within [***] of the date of the Exercise Notice, setting forth the specific terms and conditions, if any, applicable exclusively to the Purchase Right Aircraft. The Parties agree that the terms and conditions relating specifically to the Purchase Right Aircraft shall be substantially similar to and no less favorable to Buyer than those terms and conditions set forth in this Agreement and its Attachments.

22.7  The provisions contained on Schedule “[***]” to Letter Agreement COM0029-13 and its related amendments (the “[***]” for the purpose of this Article 22) shall not apply to any Purchase Right Aircraft.

22.8  If the Parties for any reason fail to execute the amendment referred to above, then the purchase right with respect to such aircraft shall be deemed relinquished, [***].”

5.Option Aircraft

Article 21 of the Purchase Agreement shall be deleted and replaced by the following:

“Subject to the [***], Buyer shall have the option to purchase one hundred (100) Option Aircraft, to be delivered in accordance with Option Aircraft contractual delivery dates (each an “Option Aircraft Contractual Delivery Date”) contained in Section 2 of Attachment “G” to this Agreement.

The Option Aircraft will be supplied in accordance with the following terms and conditions:

21.1  [***]

21.2  The unit basic price of the Option Aircraft shall be equal to the unit Aircraft Basic Price (the “Option Aircraft Basic Price”).

21.3  The Option Aircraft Basic Price shall be escalated according to the escalation formula subject of Attachment “D” hereto, determining the Option Aircraft purchase price (the “Option Aircraft Purchase Price”).

21.4  The payment of the Option Aircraft Purchase Price shall be made for each Option Aircraft for which Buyer has exercised its option rights hereunder according to the following:

[***]

21.5  The option to purchase the Option Aircraft shall be exercised in [***] groups of [***] Option Aircraft each (the “Option Group” for purposes of this Article 21.5) no later than [***] prior to [***] the first Option Aircraft Contractual Delivery Date in such Option Group [***]. Any Option Aircraft not exercised by Buyer as per the terms and conditions of this paragraph will be considered relinquished, [***] following such termination.

21.6  If the options are confirmed by Buyer as specified above, an amendment to this Agreement shall be executed by and between the Parties within [***] following the Option Aircraft exercise date, confirming the Option as an Aircraft under this Agreement and setting forth any other mutually agreed upon the terms and conditions applicable to, if any, exclusively to the Option Aircraft.

Amendment No. 6 to Purchase Agreement COM0028-13 COM0470-14	Page 3 of 6

21.7Article 2.3.4 of Attachment “B” hereto sets forth the agreement regarding the product support package to be applied to the Option Aircraft.”

6.Effective Date

Article 24 of the Purchase Agreement shall be deleted and replaced by the following:

“24.1 This Agreement shall become effective upon its execution by the Parties.”

7.SkyWest/Alaska Airlines Aircraft Configuration [***]

7.1The SkyWest/Alaska Airlines Aircraft shall be configured as per Attachment “A3”, which is hereby incorporated into the Purchase Agreement as contained in Exhibit 2 to this Amendment No. 6. In respect to the SkyWest/Alaska Airlines Aircraft, all references in the Purchase Agreement to Attachment “A” shall be deemed to be a reference to Attachment “A3”.

[***]

8.Price

Article 3 of the Purchase Agreement shall be deleted and replaced by the following:

“3.1The Aircraft Basic Price, in United States dollars, for each Aircraft is [***]:

[***]”

3.2The Services and Technical Publications and other services specified in Attachment “B” [***]. Additional technical publications as well as other services shall be billed to Buyer in accordance with Embraer’s rates prevailing at the time Buyer places a purchase order for such additional technical publications or other services, [***].

3.3The Aircraft Basic Price shall be escalated according to the Escalation Formula. Such price as escalated shall be the Aircraft Purchase Price and it will be provided by Embraer to Buyer [***] prior to each Aircraft Contractual Delivery Date.”

10.Contractual Delivery Date

Buyer and Embraer have agreed on new delivery dates of certain Aircraft. Attachment “G” to the Purchase Agreement is then hereby deleted and replaced by a new Attachment “G” which is hereby incorporated into the Purchase Agreement as presented in Exhibit 1 to this Amendment No. 6.

11.Articles renumbering

Articles 22 through 32 of the Purchase Agreement are hereby renumbered as Articles 23 through 33 for all purposes under the Purchase Agreement.

Amendment No. 6 to Purchase Agreement COM0028-13 COM0470-14	Page 4 of 6

12.Counterparts

This Agreement may be signed by the parties hereto in any number of separate  counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument and all of which when taken together shall constitute one and the same instrument.

13.Miscellaneous

All other terms and conditions of the Purchase Agreement, which are not specifically amended by this Amendment No. 6, shall remain in full force and effect without any change.

SIGNATURE PAGE FOLLOWS

Amendment No. 6 to Purchase Agreement COM0028-13 COM0470-14	Page 5 of 6

IN WITNESS WHEREOF, EMBRAER and BUYER, by their duly authorized officers, have entered into and executed this Amendment No. 6 to Purchase Agreement to be effective as of the date first written above.

EMBRAER S.A.		SKYWEST INC.

By	/s/ Artur Coutinho	By	/s/ Wade Steel
Name:	Artur Coutinho	Name:	Wade Steel
Title:	COO – Chief Operating Officer	Title:	EVP

By	/s/ Adriana Sarlo	By	/s/ Michael J. Kraupp
Name:	Adriana Sarlo	Name:	Michael J. Kraupp
Title:	Vice President, Contracts	Title:	Vice President - Treasurer
Commercial Aviation

Date:	November 18, 2014	Date:	November 12, 2014
Place:	São José dos Campos, SP- Brazil	Place:	St. George, Utah, USA

Witness:	/s/Carlos Wesley Martins Silva	Witness:	/s/ Darin T. Hafen
Name:	Carlos Wesley Martins Silva	Name:	Darin T. Hafen

Amendment No. 6 to Purchase Agreement COM0028-13 COM0470-14	Page 6 of 6

ATTACHMENT A3 EMBRAER 175 AIRCRAFT CONFIGURATION (SkyWest/Alaska Airlines)

1.	STANDARD AIRCRAFT

The Aircraft EMBRAER 175 (certification designation ERJ 170-200 LR) shall be manufactured according to [***] although not attached hereto, is incorporated herein by reference, and (ii) the characteristics described in the items below.

2.	OPTIONAL EQUIPMENT:

[***]

3.	FINISHING

The Aircraft will be delivered to Buyer as follows:

3.1	EXTERIOR FINISHING:

The fuselage of the Aircraft shall be painted according to Buyer’s colour and paint scheme, which shall be supplied to Embraer by Buyer on or before [***] prior to the first Aircraft Contractual Delivery Date. The wings and the horizontal stabilizer shall be supplied in the standard colours, i.e., grey BAC707.

The choices of colour and paint scheme made by Buyer shall apply to all Aircraft, unless Buyer provides written notice of a new colour and paint scheme not less than [***] prior to the relevant Aircraft Contractual Delivery Date.

3.2	INTERIOR FINISHING:

Buyer shall inform Embraer during the customer check list definition (“CCL”), to be held no later than [***] prior to the applicable Aircraft Contractual Delivery Date, of its choice of materials and colours of all and any item of interior finishing such as seat covers, carpet, floor lining on galley areas, side walls and overhead lining, galley lining and curtain, from the choices offered by and available at Embraer. In case Buyer opts to use different materials and/or patterns, Embraer will submit to Buyer a Proposal of Major Change (“PMC”) describing the impacts of such option, if any. Should Buyer not approve such PMC, the interior shall be built according to the choices offered by and available at Embraer.

Once defined, for the applicable CCL the choices of interior finishing made by Buyer shall apply to all applicable Aircraft. If Buyer requires an interior finishing for any Aircraft that is different from the original one informed to Embraer, Buyer shall present a written request to Embraer not less than [***] prior to the relevant Aircraft Contractual Delivery Date and Embraer will submit the relevant quotation to the approval of Buyer within [***] from the date such request is received by Embraer. Should Buyer not approve the quotation, the interior of relevant Aircraft shall be built according to the original choice of Buyer.

Exhibit 2 - Attachment “A3” to Amendment No. 6 to Purchase Agreement COM0028-13	Page 1 of 3

ATTACHMENT A3 EMBRAER 175 AIRCRAFT CONFIGURATION (SkyWest/Alaska Airlines)

3.3	BUYER FURNISHED EQUIPMENT (BFE) AND BUYER INSTALLED EQUIPMENT (BIE):

Buyer may choose to have carpets, tapestries, seat covers and curtain fabrics supplied to Embraer for installation in the Aircraft as BFE. Materials shall conform to the required standards and comply with all applicable regulations and airworthiness requirements. Delays in the delivery of BFE equipment or quality restrictions that prevent the installation thereof in the time frame required by the Aircraft manufacturing process shall entitle Embraer to either delay the delivery of the Aircraft for a period related to the delay of the BFE or present the Aircraft to Buyer without such BFE, in which case Buyer shall not be entitled to refuse acceptance of the Aircraft.

All BFE equipment shall be delivered in DDP conditions (INCOTERMS 2010) to C&D Zodiac – 14 Centerpointe Drive, La Palma, CA 90623, USA, or to another place to be timely informed by Embraer.

Galley inserts (such as coffee makers, water boilers, ovens), trolleys and standard units and medical kits, defibrillators and wheelchairs, as well as any other equipment classified as medical or pharmaceutical product, shall be acquired by Buyer and installed on the Aircraft by Buyer after delivery thereof as BIE.

Notwithstanding the above, Buyer shall [***] in [***].

3.4	EMBRAER RIGHT TO PERFORM FOR BUYER:

If, after written notice from Embraer to Buyer, Buyer fails to make any choice or definition which Buyer is required to make within [***] after such notice regarding the exterior and interior finishing of any Aircraft or to inform Embraer thereof, Embraer shall have the right, but not the obligation, to tender the Aircraft for delivery (a) painted white and (b) fitted with an interior finishing selected by Embraer at its reasonable discretion.

The taking of any such action by Embraer pursuant to this Article shall not constitute a waiver or release of any obligation of Buyer under the Purchase Agreement, nor a waiver of any event of default which may arise out of Buyer’s non-performance of such obligation, nor an election or waiver by Embraer of any remedy or right available to Embraer under the Purchase Agreement.

No compensation to Buyer or reduction of the Aircraft Basic Price shall be due by virtue of the taking of any such actions by Embraer and Embraer shall be entitled to charge Buyer for the amount of the reasonable expenses incurred by Embraer in connection with the performance of or compliance with such agreement, as the case may be, payable by Buyer within [***] from the presentation of the respective invoice by Embraer to Buyer.

Exhibit 2 - Attachment “A3” to Amendment No. 6 to Purchase Agreement COM0028-13	Page 2 of 3

ATTACHMENT A3 EMBRAER 175 AIRCRAFT CONFIGURATION (SkyWest/Alaska Airlines)

4.	REGISTRATION MARKS, TRANSPONDER AND ELT CODES:

The Aircraft shall be delivered to Buyer with the registration marks painted on them. The registration marks, the transponder code and ELT protocol coding shall be supplied to Embraer by Buyer no later than [***] before each relevant Aircraft Contractual Delivery. Embraer shall be entitled to tender the Aircraft for delivery to Buyer without registration marks, with an inoperative transponder and without setting the ELT protocol coding in case Buyer fails to supply such information to Embraer in due time.

5.	EXPORT CONTROL ITEMS

The Aircraft contains (i) an IESI (Integrated Electronic Standby Instrument System) manufactured by Thales Avionics with an embedded QRS-11 gyroscopic microchip used for emergency backup and flight safety information, and (ii) IRU (Inertial Reference Unit) manufactured by Honeywell International. The IESI and the IRU that are incorporated into this Aircraft are subject to export control under United States of America law. Transfer or re-export of such items (whether or not incorporated into the Aircraft), as well as their related technology and software may require prior authorization from the US Government.

IT IS HEREBY AGREED AND UNDERSTOOD BY THE PARTIES THAT IF THERE IS ANY CONFLICT BETWEEN THE TERMS OF THIS ATTACHMENT “A2” AND THE TERMS OF THE TECHNICAL DESCRIPTION ABOVE REFERRED, THE TERMS OF THIS ATTACHMENT “A2” SHALL PREVAIL.

Exhibit 2 - Attachment “A3” to Amendment No. 6 to Purchase Agreement COM0028-13	Page 3 of 3

[***]

[***]

Exhibit 3 - Attachment “F2” – Amendment No. 6 to Purchase Agreement COM0028-13	Page 1 of 1

EXHIBIT 1 TO AMENDMENT 6 TO PURCHASE AGREEMENT COM0028-13 ATTACHMENT “G” AIRCRAFT DELIVERY SCHEDULE

1.	Aircraft Delivery Schedule (ref. Purchase Agreement Article 5)

[***]

2.	Option Aircraft Delivery Schedule (ref. Purchase Agreement Article 21)

[***]

Exhibit 1 - Attachment “G” to Amendment No. 6 to Purchase Agreement COM0028-13	Page 1 of 1

AMENDMENT No. 7 TO PURCHASE AGREEMENT COM0028-13

This Amendment No.7 COM0705-14 (the “Amendment No.7”) dated as of January 15, 2015  is between Embraer S.A. (“Embraer”) and SkyWest Inc. (“Buyer”), collectively referred to herein as the “Parties”, and constitutes an amendment and modification to Purchase Agreement COM0028-13 dated February 15, 2013 as amended from time to time (the “Purchase Agreement”).

All capitalized terms not otherwise defined herein shall have the same meaning when used herein as provided in the Purchase Agreement and in case of any conflict between this Amendment No. 7 and the Purchase Agreement, this Amendment No. 7 shall control.

WHEREAS, the Parties have agreed to modify certain items of the SkyWest/ Alaska Airlines Aircraft specific configuration;

WHEREAS, Buyer has requested and Embraer has agreed to accelerate the Contractual Delivery Date of certain Aircraft;

NOW, THEREFORE, for good and valuable consideration, which is hereby acknowledged by the Parties, Embraer and Buyer agree as follows:

1.CONFIGURATION CHANGE TO THE SKYWEST / ALASKA AIRLINES AIRCRAFT

a.1 In accordance with Buyer’s request [***] shall not apply to SkyWest/Alaska Airlines Aircraft [***] through [***].

b.1 [***]

c.1.As a result of the change described in this Article 1, the Aircraft Basic Price of the SkyWest/Alaska Airlines Aircraft [***] through [***] shall be [***], in [***] economic conditions.

2.PRICE

As a result of the changes referred to in Article 1 above, Article 3 of the Purchase Agreement is hereby deleted and replaced as follows:

“3.1The Aircraft Basic Price, in United States dollars, for each Aircraft is [***]:

[***]”

3.2The Services and Technical Publications and other services specified in Attachment “B” are to be provided [***]. Additional technical publications as well as other services shall be billed to Buyer in accordance with Embraer’s rates prevailing at the time Buyer places a purchase order for such additional technical publications or other services, [***].

COM0705-14 Amendment No.7 to PA COM0028-13	Page 1 of 3

AMENDMENT No. 7 TO PURCHASE AGREEMENT COM0028-13

3.3The Aircraft Basic Price shall be escalated according to the Escalation Formula. Such price as escalated shall be the Aircraft Purchase Price and it will be provided by Embraer to Buyer [***] prior to each Aircraft Contractual Delivery Date.”

3.ATTACHMENT CHANGE

3.1As a result of the configuration change to the SkyWest/Alaska Airlines Aircraft referred to in Article 1 above, the Attachment A3 to the Purchase Agreement is hereby deleted and replaced in its entirety by the Attachment A3 to this Amendment No. 7, which shall be  deemed to be Attachment A3 for all purposes under the Purchase Agreement.

3.2As a result of the change in the [***] of the SkyWest/Alaska Airlines Aircraft referred to in Article 1 above, the Attachment [***] to the Purchase Agreement is hereby deleted and replaced in its entirety by the Attachment [***] to this Amendment No. 7, which shall be deemed to be Attachment [***] for all purposes under the Purchase Agreement.

4.DELIVERY

The Attachment G to the Purchase Agreement is hereby deleted and replaced in its entirety by the Attachment G attached to this Amendment No.7.

5.REINSTATEMENT OF PURCHASE AGREEMENT

All other provisions and conditions of the referenced Purchase Agreement, as well as its related Attachments and Letter Agreement, which are not specifically modified by this Amendment No. 7 shall remain in full force and effect without any change.

6.COUNTERPARTS

This Amendment No. 7 may be signed by the Parties hereto in any number of separate counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument and all of which when taken together shall constitute one and the same instrument.

This Amendment No. 7 may be signed by facsimile with originals duly signed to follow by an internationally recognized courier.

[INTENTIONALLY LEFT BLANK – SIGNATURE PAGE FOLLOWS]

COM0705-14 Amendment No.7 to PA COM0028-13	Page 2 of 3

AMENDMENT No. 7 TO PURCHASE AGREEMENT COM0028-13

IN WITNESS WHEREOF, Embraer and Buyer, by their duly authorized officers, have entered into and executed this Amendment No. 7 to be effective as of the date first written above.

EMBRAER S.A.		SKYWEST INC.

By:	/s/ Mauro Kern Junior	By:	/s/ Wade Steel

Name:	Mauro Kern Junior	Name:	Wade Steel

Title:	Executive Vice-President	Title:	EVP
Engineering and Technology

By:	/s/ Adriana Sarlo	By:	/s/ Eric Woodward

Name:	Adriana Sarlo	Name:	Eric Woodward

Title:	Vice President, Contracts	Title:	Chief Accounting Officer
Commercial Aviation

Place:	São José dos Campos, SP-Brazil	Place:	St. George, Utah, USA

COM0705-14 Amendment No.7 to PA COM0028-13	Page 3 of 3

ATTACHMENT A3 EMBRAER 175 AIRCRAFT CONFIGURATION (SkyWest/Alaska Airlines)

1.	STANDARD AIRCRAFT

The Aircraft EMBRAER 175 (certification designation ERJ 170-200 LR) shall be manufactured according to [***] although not attached hereto, is incorporated herein by reference, and (ii) the characteristics described in the items below.

2.	OPTIONAL EQUIPMENT:

[***]

3.	FINISHING

The Aircraft will be delivered to Buyer as follows:

3.1	EXTERIOR FINISHING:

The fuselage of the Aircraft shall be painted according to Buyer’s colour and paint scheme, which shall be supplied to Embraer by Buyer on or before [***] prior to the first Aircraft Contractual Delivery Date. The wings and the horizontal stabilizer shall be supplied in the standard colours, i.e., grey BAC707.

The choices of colour and paint scheme made by Buyer shall apply to all Aircraft, unless Buyer provides written notice of a new colour and paint scheme not less than [***] prior to the relevant Aircraft Contractual Delivery Date.

3.2	INTERIOR FINISHING:

Buyer shall inform Embraer during the customer check list definition (“CCL”), to be held no later than [***] prior to the applicable Aircraft Contractual Delivery Date, of its choice of materials and colours of all and any item of interior finishing such as seat covers, carpet, floor lining on galley areas, side walls and overhead lining, galley lining and curtain, from the choices offered by and available at Embraer. In case Buyer opts to use different materials and/or patterns, Embraer will submit to Buyer a Proposal of Major Change (“PMC”) describing the impacts of such option, if any. Should Buyer not approve such PMC, the interior shall be built according to the choices offered by and available at Embraer.

Once defined, for the applicable CCL the choices of interior finishing made by Buyer shall apply to all applicable Aircraft. If Buyer requires an interior finishing for any Aircraft that is different from the original one informed to Embraer, Buyer shall present a written request to Embraer not less than [***] prior to the relevant Aircraft Contractual Delivery Date and Embraer will submit the relevant quotation to the approval of Buyer within [***] from the date such request is received by Embraer. Should Buyer not approve the quotation, the interior of relevant Aircraft shall be built according to the original choice of Buyer.

Attachment A3 to Amendment No. 7 to Purchase Agreement COM0028-13	Page 1 of 3

ATTACHMENT A3 EMBRAER 175 AIRCRAFT CONFIGURATION (SkyWest/Alaska Airlines)

3.3	BUYER FURNISHED EQUIPMENT (BFE) AND BUYER INSTALLED EQUIPMENT (BIE):

Buyer may choose to have carpets, tapestries, seat covers and curtain fabrics supplied to Embraer for installation in the Aircraft as BFE. Materials shall conform to the required standards and comply with all applicable regulations and airworthiness requirements. Delays in the delivery of BFE equipment or quality restrictions that prevent the installation thereof in the time frame required by the Aircraft manufacturing process shall entitle Embraer to either delay the delivery of the Aircraft for a period related to the delay of the BFE or present the Aircraft to Buyer without such BFE, in which case Buyer shall not be entitled to refuse acceptance of the Aircraft.

All BFE equipment shall be delivered in DDP conditions (INCOTERMS 2010) to C&D Zodiac – 14 Centerpointe Drive, La Palma, CA 90623, USA, or to another place to be timely informed by Embraer.

Galley inserts (such as coffee makers, water boilers, ovens), trolleys and standard units and medical kits, defibrillators and wheelchairs, as well as any other equipment classified as medical or pharmaceutical product, shall be acquired by Buyer and installed on the Aircraft by Buyer after delivery thereof as BIE.

Notwithstanding the above, Buyer shall [***] in [***].

3.4	EMBRAER RIGHT TO PERFORM FOR BUYER:

If, after written notice from Embraer to Buyer, Buyer fails to make any choice or definition which Buyer is required to make within [***] after such notice regarding the exterior and interior finishing of any Aircraft or to inform Embraer thereof, Embraer shall have the right, but not the obligation, to tender the Aircraft for delivery (a) painted white and (b) fitted with an interior finishing selected by Embraer at its reasonable discretion.

The taking of any such action by Embraer pursuant to this Article shall not constitute a waiver or release of any obligation of Buyer under the Purchase Agreement, nor a waiver of any event of default which may arise out of Buyer’s non-performance of such obligation, nor an election or waiver by Embraer of any remedy or right available to Embraer under the Purchase Agreement.

No compensation to Buyer or reduction of the Aircraft Basic Price shall be due by virtue of the taking of any such actions by Embraer and Embraer shall be entitled to charge Buyer for the amount of the reasonable expenses incurred by Embraer in connection with the performance of or compliance with such agreement, as the case may be, payable by Buyer within [***] from the presentation of the respective invoice by Embraer to Buyer.

Attachment A3 to Amendment No. 7 to Purchase Agreement COM0028-13	Page 2 of 3

ATTACHMENT A3 EMBRAER 175 AIRCRAFT CONFIGURATION (SkyWest/Alaska Airlines)

4.	REGISTRATION MARKS, TRANSPONDER AND ELT CODES:

The Aircraft shall be delivered to Buyer with the registration marks painted on them. The registration marks, the transponder code and ELT protocol coding shall be supplied to Embraer by Buyer no later than [***] before each relevant Aircraft Contractual Delivery. Embraer shall be entitled to tender the Aircraft for delivery to Buyer without registration marks, with an inoperative transponder and without setting the ELT protocol coding in case Buyer fails to supply such information to Embraer in due time.

5.	EXPORT CONTROL ITEMS

The Aircraft contains (i) an IESI (Integrated Electronic Standby Instrument System) manufactured by Thales Avionics with an embedded QRS-11 gyroscopic microchip used for emergency backup and flight safety information, and (ii) IRU (Inertial Reference Unit) manufactured by Honeywell International. The IESI and the IRU that are incorporated into this Aircraft are subject to export control under United States of America law. Transfer or re-export of such items (whether or not incorporated into the Aircraft), as well as their related technology and software may require prior authorization from the US Government.

IT IS HEREBY AGREED AND UNDERSTOOD BY THE PARTIES THAT IF THERE IS ANY CONFLICT BETWEEN THE TERMS OF THIS ATTACHMENT “A3” AND THE TERMS OF THE TECHNICAL DESCRIPTION ABOVE REFERRED, THE TERMS OF THIS ATTACHMENT “A3” SHALL PREVAIL.

Attachment A3 to Amendment No. 7 to Purchase Agreement COM0028-13	Page 3 of 3

[***]

[***]

Attachment “F2” – Amendment No. 7 to Purchase Agreement COM0028-13	Page 1 of 1

ATTACHMENT “G” AIRCRAFT DELIVERY SCHEDULE

1.	Aircraft Delivery Schedule (ref. Purchase Agreement Article 5)

[***]

2.	Option Aircraft Delivery Schedule (ref. Purchase Agreement Article 21)

[***]

Attachment “G” to Amendment No. 7 to Purchase Agreement COM0028-13	Page 1 of 1

AMENDMENT No. 8 TO PURCHASE AGREEMENT COM0028-13

This Amendment No.8 COM0243-15 (the “Amendment No.8”) dated as of May 12, 2015 is between Embraer S.A. (“Embraer”) and SkyWest Inc. (“Buyer”), collectively referred to herein as the “Parties”, and constitutes an amendment and modification to Purchase Agreement COM0028-13 dated February 15, 2013 as amended from time to time (the “Purchase Agreement”).

All capitalized terms not otherwise defined herein shall have the same meaning when used herein as provided in the Purchase Agreement and in case of any conflict between this Amendment No. 8 and the Purchase Agreement, this Amendment No. 8 shall control.

WHEREAS, Buyer has requested and Embraer has agreed to exercise a batch of [***] of the Option Aircraft under the Purchase Agreement, configured per Attachment A3 (SkyWest/Alaska Airlines Aircraft);

WHEREAS, as a consequence the Option Aircraft exercise, Buyer shall have [***] Aircraft, [***] Purchase Right Aircraft and [***] Option Aircraft, exercisable in [***] groups of [***] Option Aircraft each and [***] group of [***] Option Aircraft;

WHEREAS, Embraer shall deliver and Buyer shall take delivery of these [***] Aircraft in accordance with new delivery schedule contained in this Amendment No. 8.

WHEREAS, as a consequence the Option Aircraft exercise, Embraer shall convert the Aircraft Initial Deposit paid for each terminated Option Aircraft herein, in [***] towards progress payments of the new [***] SkyWest/Alaska Airlines Aircraft, as provided in Article 1 of this Agreement, mutatis mutandis.

NOW, THEREFORE, for good and valuable consideration which is hereby acknowledged, Embraer and Buyer hereby agree as follows:

1.SUBJECT

Article 2 of the Purchase Agreement shall be deleted and replaced by the following: “Subject to the terms and conditions of this Agreement:

2.1Embraer shall sell and deliver and Buyer shall purchase and take delivery of [***] Aircraft and the [***] of such Aircraft shall be deemed “SkyWest/Alaska Airlines Aircraft”;

2.2Embraer shall provide to Buyer the Services and the Technical Publications as described in Attachment “B” to this Agreement; and

2.3Buyer shall have the option to purchase up to [***] Option Aircraft, in accordance with Article 21, and the right to purchase [***] Purchase Right Aircraft.”

Amendment No. 8 to Purchase Agreement COM0028-13 - Execution Version COM243-15	Page 1 of 5

2.PRICE

As a result of the changes referred to in Article 1 above, Article 3 of the Purchase Agreement is hereby deleted and replaced as follows:

“3.1The Aircraft Basic Price, in United States dollars, for each Aircraft is [***]:

[***]”

3.2The Services and Technical Publications and other services specified in Attachment “B” are to be provided [***]. Additional technical publications as well as other services shall be billed to Buyer in accordance with Embraer’s rates prevailing at the time Buyer places a purchase order for such additional technical publications or other services, [***].

3.3The Aircraft Basic Price shall be escalated according to the Escalation Formula. Such price as escalated shall be the Aircraft Purchase Price and it will be provided by Embraer to Buyer [***] months prior to each Aircraft Contractual Delivery Date.”

3.DELIVERY

The Attachment G to the Purchase Agreement is hereby deleted and replaced in its entirety by the Attachment G attached to this Amendment No.8.

4.OPTION AIRCRAFT

Article 21 of the Purchase Agreement shall be deleted and replaced by the following:

“Subject to the [***], Buyer shall have the option to purchase [***] Option Aircraft, to be delivered in accordance with Option Aircraft contractual delivery dates (each an “Option Aircraft Contractual Delivery Date”) contained in Section 2 of Attachment “G” to this Agreement.

The Option Aircraft will be supplied in accordance with the following terms and conditions:

21.1 [***]

21.2The unit basic price of the Option Aircraft shall be equal to the unit Aircraft Basic Price (the “Option Aircraft Basic Price”).

21.3The Option Aircraft Basic Price shall be escalated according to the escalation formula subject of Attachment “D” hereto, determining the Option Aircraft purchase price (the “Option Aircraft Purchase Price”).

21.4The payment of the Option Aircraft Purchase Price shall be made for each Option Aircraft for which Buyer has exercised its option rights hereunder according to the following:

[***]

21.5The option to purchase the Option Aircraft shall be exercised in [***] groups of [***] Option Aircraft each and [***] group of [***] Option aircraft (the “Option Group” for purposes of this Article 21.5) no later than [***] prior to [***] the first Option Aircraft Contractual

Amendment No. 8 to Purchase Agreement COM0028-13 - Execution Version COM243-15	Page 2 of 5

Delivery Date in such Option Group, [***]. Any Option Aircraft not exercised by Buyer as per the terms and conditions of this paragraph will be considered relinquished, [***] following such termination.

21.6If the options are confirmed by Buyer as specified above, an amendment to this Agreement shall be executed by and between the Parties within [***] following the Option Aircraft exercise date, confirming the Option as an Aircraft under this Agreement and setting forth any other mutually agreed upon the terms and conditions applicable to, if any, exclusively to the Option Aircraft.

21.7Article 2.3.4 of Attachment “B” hereto sets forth the agreement regarding the product support package to be applied to the Option Aircraft.”

5.NOTICES

Article 23 of the Purchase Agreement shall be deleted and replaced by the following:

All notices permitted or required hereunder shall be in writing in the English language and sent, by registered mail, e-mail transmission or facsimile, to the attention of the Vice President, Contracts – Commercial Aviation as to Embraer and of the Chief Commercial Office as to Buyer, to the addresses indicated below or to such other address as either Party may, by written notice, designate to the other.

23.1EMBRAER:

EMBRAER S.A.

Av. Brigadeiro Faria Lima, 2170

12.227-901 São José dos Campos - SP

Brazil

Telephone: (+55 12) 3927-1410

Facsimile: (+55 12) 3927-1257

[***]

23.2BUYER:

SKYWEST INC.

444 South River Road

St. George, Utah, 84790

USA

Telephone: +1 435.634.3212

Facsimile: +1 435.634.3205

E-mail: wadesteel@skywest.com

Amendment No. 8 to Purchase Agreement COM0028-13 - Execution Version COM243-15	Page 3 of 5

6.REINSTATEMENT OF PURCHASE AGREEMENT

All other provisions and conditions of the referenced Purchase Agreement, as well as its related Attachments and Letter Agreement, which are not specifically modified by this Amendment No. 8 shall remain in full force and effect without any change.

7.COUNTERPARTS

This Amendment No. 8 may be signed by the Parties hereto in any number of separate counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument and all of which when taken together shall constitute one and the same instrument.

This Amendment No. 8 may be signed by facsimile with originals duly signed to follow by an internationally recognized courier.

INTENTIONALLY LEFT BLANK

Amendment No. 8 to Purchase Agreement COM0028-13 - Execution Version COM243-15	Page 4 of 5

IN WITNESS WHEREOF, Embraer and Buyer, by their duly authorized officers, have entered into and executed this Amendment No. 8 to be effective as of the date first written above.

EMBRAER S.A.		SKYWEST INC.

By:	/s/ Mauro Kern Junior	By:	/s/ Robert Simmons
Name:	Mauro Kern Junior	Name:	Robert Simmons
Title:	Executive Vice-President	Title:	Chief Financial Officer
Engineering and Technology

By:	/s/ Adriana Sarlo	By:	/s/ Eric Woodward
Name:	Adriana Sarlo	Name:	Eric Woodward
Title:	Vice President, Contracts	Title:	Chief Accounting Officer
Commercial Aviation

Place:	São José dos Campos, SP.Brazil	Place:	St. George, Utah, USA

Amendment No. 8 to Purchase Agreement COM0028-13 - Execution Version COM243-15	Page 5 of 5

ATTACHMENT “G” AIRCRAFT DELIVERY SCHEDULE

1.	Aircraft Delivery Schedule (ref. Purchase Agreement Article 5)

[***]

2.	Option Aircraft Delivery Schedule (ref. Purchase Agreement Article 21)

[***]

Attachment “G” to Amendment No. 8 to Purchase Agreement COM0028-13 COM243-15	Page 1 of 1

AMENDMENT No. 9 TO PURCHASE AGREEMENT COM0028-13

This Amendment No. 9 to the Purchase Agreement COM0028-13, dated as of September 9, 2015 (“Amendment No. 9”) relates to the Purchase Agreement COM0028-13 (the “Purchase Agreement”) between Embraer S.A. (“Embraer”) and SkyWest Inc. (“Buyer”) dated February 15, 2013 (the “Agreement”). This Amendment No. 9 is between Embraer and Buyer, collectively referred to herein as the “Parties”.

This Amendment No. 9 sets forth additional agreements between Embraer and Buyer with respects to the matters set forth herein.

Except as otherwise provided for herein, all terms of the Purchase Agreement shall remain in full force and effect. All capitalized terms used in this Amendment No. 9 which are not defined herein shall have the meaning given in the Purchase Agreement. In the event of any conflict between this Amendment No. 9 and the Purchase Agreement, the terms, conditions and provisions of this Amendment No. 9 shall control.

WHEREAS, Buyer has notified Embraer that on September 9, 2015, SkyWest Airlines, Inc., a Utah corporation and wholly owned subsidiary of Buyer (“SkyWest”), entered into a CPA with United Airlines, Inc. (“United”) with respect to the [***] Aircraft (the “SkyWest/United Airlines Aircraft”);

WHEREAS, Buyer has requested and Embraer has agreed to the exercise of a batch of [***] of the Option Aircraft under the Purchase Agreement, configured per Attachment A4 - SkyWest/United Airlines; and

WHEREAS, the Parties desire to include additional [***] Purchase Right Aircraft under the Purchase Agreement, so Buyer shall have a total of [***] Purchase Right Aircraft under the Purchase Agreement.

NOW, THEREFORE, for good and valuable consideration which is hereby acknowledged, Embraer and Buyer hereby agree as follows:

1. SUBJECT

Article 2 of the Purchase Agreement shall be deleted and replaced by the following:

“2. SUBJECT

“Subject to the terms and conditions of this Agreement:

2.1Embraer shall sell and deliver and Buyer shall purchase and take delivery of [***] Aircraft;

2.2Embraer shall provide to Buyer the Services and the Technical Publications as described in Attachment “B” to this Agreement; and

2.3Buyer shall have the option to purchase up to [***] Option Aircraft, in accordance with Article 21, and the right to purchase up to [***] Purchase Right Aircraft, in accordance with Article 22.”

Amendment No. 9 to Purchase Agreement COM0028-13 COM0249-15	Page 1 of 8

2.SKYWEST/UNITED AIRLINES AIRCRAFT CONFIGURATION

2.1The SkyWest/United Airlines Aircraft shall have a specific configuration, which shall apply to the SkyWest/United Airlines Aircraft [***] through [***], as described in Attachment “A4” attached to this Amendment No. 9, which shall be incorporated into the Purchase Agreement as Attachment “A4”. In respect of the SkyWest/United Airlines Aircraft, all references in the Purchase Agreement to Attachment “A” shall be deemed  to be a reference to Attachment “A4”. Any references to the “Aircraft” in the Attachment “A4” shall be deemed to be a reference to the SkyWest/United Airlines Aircraft [***] through [***], as applicable.

3.PRICE

Item 3.1 of Article 3 of the Purchase Agreement shall be deleted and replaced by the following:

“3.1 The Aircraft Basic Price, in United States dollars, for each Aircraft is [***]:

[***]”

4.ATTACHMENTS

4.1 [***]

5.DELIVERY

The Attachment “G” to the Purchase Agreement is hereby deleted and replaced in its entirety by the Attachment “G” to this Amendment No. 9.

6.OPTION AIRCRAFT

Article 21 of the Purchase Agreement shall be deleted and replaced by the following:

“21. OPTION AIRCRAFT

Subject to the [***] Buyer shall have the option to purchase [***] Option Aircraft, to be delivered in accordance with Option Aircraft contractual delivery dates (each an “Option Aircraft Contractual Delivery Date”) contained in Section 2 of Attachment “G” to this Agreement.

The Option Aircraft will be supplied in accordance with the following terms and conditions:

21.1 [***]

21.2The unit basic price of the Option Aircraft shall be equal to the unit Aircraft Basic Price (the “Option Aircraft Basic Price”).

21.3The Option Aircraft Basic Price shall be escalated according to the escalation formula subject of Attachment “D” hereto, determining the Option Aircraft purchase price (the “Option Aircraft Purchase Price”).

Amendment No. 9 to Purchase Agreement COM0028-13 COM0249-15	Page 2 of 8

21.4The payment of the Option Aircraft Purchase Price shall be made for each Option Aircraft for which Buyer has exercised its option rights hereunder according to the following:

[***]

21.5The option to purchase the Option Aircraft shall be exercised in [***] group of [***] Option Aircraft, [***] groups of [***] Option Aircraft each, [***] groups of [***] Option Aircraft and [***] group of [***] Option Aircraft (the “Option Group” for purposes of this Article 21.5) no later than [***] prior to [***] the first Option Aircraft Contractual Delivery Date in such Option Group [***] Any Option Aircraft not exercised by Buyer as per the terms and conditions of this paragraph will be considered relinquished, [***] following such termination.

21.6If the options are confirmed by Buyer as specified above, an amendment to this Agreement shall be executed by and between the Parties within [***] following the Option Aircraft exercise date, confirming the Option as an Aircraft under this Agreement and setting forth any other mutually agreed upon the terms and conditions applicable to, if any, exclusively to the Option Aircraft.

21.7Article 2.3.4 of Attachment “B” hereto sets forth the agreement regarding the product support package to be applied to the Option Aircraft.”

7.PURCHASE RIGHT AIRCRAFT

Article 22 of the Purchase Agreement shall be deleted and replaced by the following:

“22. PURCHASE RIGHT AIRCRAFT

22.1Embraer hereby grants Buyer the right to purchase up to [***] Aircraft (the “Purchase Right Aircraft”) configured as per Attachment “A” and available to Buyer at the Aircraft Basic Price and on the same economic conditions that are applicable to the Aircraft (the “Purchase Right Basic Price”), which price is subject to the escalation conditions contained in Attachment “D”.

22.2Subject to no material default on the part of the Buyer having occurred and be continuing under this Agreement, the right to purchase each of the Purchase Right Aircraft shall be exercised in [***] groups of [***] and [***] group of [***] Purchase Right Aircraft (the “Purchase Right Group” for the purposes of this Article 22.2), by means of  a written notice (the “Exercise Notice”) from Buyer to Embraer. The Exercise Notice shall furthermore contain Buyer’s desired delivery months for the Purchase Right Aircraft to be exercised, which shall not be later than [***] (“Purchase Right Aircraft Contractual Delivery Date”), and such right is subject to the existence of sufficient production capacity at Embraer to comply with Buyer’s desirable delivery schedule as determined by Embraer in its sole discretion.

22.3In case Embraer has not received Exercise Notice for either Purchase Right Group on or before [***], Buyer shall be deemed to have relinquished its right to acquire any unexercised Purchase Right Aircraft.

22.4Following receipt by Embraer of the Exercise Notice, Embraer shall inform Buyer if the desired Purchase Right Aircraft’s Contractual Delivery Date requested by Buyer is acceptable; otherwise, Embraer shall inform Buyer the closest non-committed delivery position available for sale. If the desired Purchase Right Aircraft Contractual Delivery

Amendment No. 9 to Purchase Agreement COM0028-13 COM0249-15	Page 3 of 8

Date requested by Buyer is available, then Embraer shall be obligated to provide Buyer with such delivery position, and in such case Buyer shall execute a contractual amendment with Embraer within [***] converting that Purchase Right Aircraft into a firm position, otherwise after such [***] Embraer will be free to offer that delivery position to any other of its customers.

22.5In the event Buyer and Embraer agree to the new Purchase Right Aircraft Contractual Delivery Date and in order to secure the Purchase Right Aircraft delivery positions, [***]. The Purchase Right Aircraft payment terms and conditions shall be in accordance with all terms and conditions contained in Article 4 of this Agreement, mutatis mutandis with the Purchase Right Initial Deposit being treated as the Initial Deposit for purposes of the foregoing.

22.6If the purchase rights are exercised by Buyer as specified above, and the Purchase Right Initial Deposit is paid by Buyer, an amendment to this Agreement shall be executed by and between the Parties within [***] of the date of the Exercise Notice, setting forth the specific terms and conditions, if any, applicable exclusively to the Purchase Right Aircraft. The Parties agree that the terms and conditions relating specifically to the Purchase Right Aircraft shall be substantially similar to and no less favorable to Buyer than those terms and conditions set forth in this Agreement and its Attachments.

22.7The provisions contained on Schedule “[***]” to Letter Agreement COM0029-13 and its related amendments (the “[***]” for the purpose of this Article 22) shall not apply to any Purchase Right Aircraft.

22.8If the Parties for any reason fail to execute the amendment referred to above, then the purchase right with respect to such aircraft shall be deemed relinquished, [***].”

8.ASSIGNMENT

Item 14.1 of Article 14 to the Purchase Agreement shall be deleted and replaced by the following:

“14.1 Assignment of rights and obligations: Buyer may not assign, novate or transfer any of its rights or obligations hereunder without the prior written consent of Embraer, [***].”

9.COUNTERPARTS

This Agreement may be signed by the parties hereto in any number of separate counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument and all of which when taken together shall constitute one and the same instrument.

10.MISCELLANEOUS

All other terms and conditions of the Purchase Agreement, which are not specifically amended by this Amendment No. 9, shall remain in full force and effect without any change.

SIGNATURE PAGE FOLLOWS

Amendment No. 9 to Purchase Agreement COM0028-13 COM0249-15	Page 4 of 8

IN WITNESS WHEREOF, EMBRAER and BUYER, by their duly authorized officers, have entered into and executed this Amendment No. 9 to Purchase Agreement to be effective as of the date first written above.

EMBRAER S.A.		SKYWEST INC.

By:	/s/ Luís Carlos Affonso	By:	/s/ Wade Steel
Name:	Luís Carlos Affonso	Name:	Wade Steel
Title:	Senior Vice President	Title:	Chief Commercial Officer
Operations & COO
Commercial Aviation

By:	/s/ Adriana Sarlo
Name:	Adriana Sarlo
Title:	Vice President, Contracts
Commercial Aviation

Date:	September 9, 2015	Date:	September 9, 2015
Place:	São José dos Campos, SP. Brazil	Place:	St. George, Utah, USA

Witness:	Witness:	/s/ Darin T. Hafen
Name:	Name:	Darin T. Hafen

Amendment No. 9 to Purchase Agreement COM0028-13 COM0249-15	Page 5 of 8

ATTACHMENT “A1” EMBRAER 175 AIRCRAFT CONFIGURATION (SkyWest/United Airlines)

1.	STANDARD AIRCRAFT

The Aircraft EMBRAER 175 (certification designation ERJ 170-200 LR) shall be manufactured according to [***] although not attached hereto, is incorporated herein by reference, and (ii) the characteristics described in the items below.

2.	OPTIONAL EQUIPMENT:

[***]

3.	FINISHING

The Aircraft will be delivered to Buyer as follows:

3.1	EXTERIOR FINISHING:

The fuselage of the Aircraft shall be painted according to Buyer’s colour and paint scheme, which shall be supplied to Embraer by Buyer on or before [***] prior to the first Aircraft Contractual Delivery Date. The wings and the horizontal stabilizer shall be supplied in the standard colours, i.e., grey BAC707.

The choices of colour and paint scheme made by Buyer shall apply to all Aircraft, unless Buyer provides written notice of a new colour and paint scheme not less than [***] prior to the relevant Aircraft Contractual Delivery Date.

3.2	INTERIOR FINISHING:

Buyer shall inform Embraer during the customer check list definition (“CCL”), to be held no later than [***] prior to the applicable Aircraft Contractual Delivery Date, of its choice of materials and colours of all and any item of interior finishing such as seat covers, carpet, floor lining on galley areas, side walls and overhead lining, galley lining and curtain, from the choices offered by and available at Embraer. In case Buyer opts to use different materials and/or patterns, Embraer will submit to Buyer a Proposal of Major Change (“PMC”) describing the impacts of such option, if any. Should Buyer not approve such PMC, the interior shall be built according to the choices offered by and  available at Embraer.

Once defined, for the applicable CCL the choices of interior finishing made by Buyer shall apply to all applicable Aircraft. If Buyer requires an interior finishing for any Aircraft that is different from the original one informed to Embraer, Buyer shall present a written request to Embraer not less than [***] prior to the relevant Aircraft Contractual Delivery Date and Embraer will submit the relevant quotation to the approval of Buyer within [***] from the date such request is received by Embraer. Should Buyer not approve the quotation, the interior of relevant Aircraft shall be built according to the original choice of Buyer.

Attachment “A1” to Amendment No. 9 to Purchase Agreement COM0028-13	Page 1 of 3

ATTACHMENT “A1” EMBRAER 175 AIRCRAFT CONFIGURATION (SkyWest/United Airlines)

3.3	BUYER FURNISHED EQUIPMENT (BFE) AND BUYER INSTALLED EQUIPMENT (BIE):

Buyer may choose to have carpets, tapestries, seat covers and curtain fabrics supplied to Embraer for installation in the Aircraft as BFE. Materials shall conform to the required standards and comply with all applicable regulations and airworthiness requirements. Delays in the delivery of BFE equipment or quality restrictions that prevent the installation thereof in the time frame required by the Aircraft manufacturing process shall entitle Embraer to either delay the delivery of the Aircraft for a period related to the delay of the BFE or present the Aircraft to Buyer without such BFE, in which case Buyer shall not be entitled to refuse acceptance of the Aircraft.

All BFE equipment shall be delivered in DDP conditions (INCOTERMS 2010) to C&D Zodiac – 14 Centerpointe Drive, La Palma, CA 90623, USA, or to another place to be timely informed by Embraer.

Galley inserts (such as coffee makers, water boilers, ovens), trolleys and standard units and medical kits, defibrillators and wheelchairs, as well as any other equipment classified as medical or pharmaceutical product, shall be acquired by Buyer and installed on the Aircraft by Buyer after delivery thereof as BIE.

Notwithstanding the above, Buyer shall [***] in [***].

3.4	EMBRAER RIGHT TO PERFORM FOR BUYER:

If, after written notice from Embraer to Buyer, Buyer fails to make any choice or definition which Buyer is required to make within [***] after such notice regarding the exterior and interior finishing of any Aircraft or to inform Embraer thereof, Embraer shall have the right, but not the obligation, to tender the Aircraft for delivery (a) painted white and (b) fitted with an interior finishing selected by Embraer at its reasonable discretion.

The taking of any such action by Embraer pursuant to this Article shall not constitute a waiver or release of any obligation of Buyer under the Purchase Agreement, nor a waiver of any event of default which may arise out of Buyer’s non-performance of such obligation, nor an election or waiver by Embraer of any remedy or right available to Embraer under the Purchase Agreement.

No compensation to Buyer or reduction of the Aircraft Basic Price shall be due by virtue of the taking of any such actions by Embraer and Embraer shall be entitled to charge Buyer for the amount of the reasonable expenses incurred by Embraer in connection with the performance of or compliance with such agreement, as the case may be, payable by Buyer within [***] from the presentation of the respective invoice by Embraer to Buyer.

4.	REGISTRATION MARKS, TRANSPONDER AND ELT CODES:

The Aircraft shall be delivered to Buyer with the registration marks painted on them. The registration marks, the transponder code and ELT protocol coding shall be supplied to Embraer by Buyer no later than [***] before each relevant Aircraft Contractual Delivery. Embraer shall be entitled to tender the Aircraft for delivery to Buyer without registration marks, with an inoperative transponder

Attachment “A1” to Amendment No. 9 to Purchase Agreement COM0028-13	Page 2 of 3

ATTACHMENT “A1” EMBRAER 175 AIRCRAFT CONFIGURATION (SkyWest/United Airlines)

and without setting the ELT protocol coding in case Buyer fails to supply such information to Embraer in due time.

5.	EXPORT CONTROL ITEMS

The Aircraft contains (i) an IESI (Integrated Electronic Standby Instrument System) manufactured by Thales Avionics with an embedded QRS-11 gyroscopic microchip used for emergency backup and flight safety information, and (ii) IRU (Inertial Reference Unit) manufactured by Honeywell International. The IESI and the IRU that are incorporated into this Aircraft are subject to export control under United States of America law. Transfer or re-export of such items (whether or not incorporated into the Aircraft), as well as their related technology and software may require prior authorization from the US Government.

IT IS HEREBY AGREED AND UNDERSTOOD BY THE PARTIES THAT IF THERE IS ANY CONFLICT BETWEEN THE TERMS OF THIS ATTACHMENT “A1” AND THE TERMS OF THE TECHNICAL DESCRIPTION ABOVE REFERRED, THE TERMS OF THIS ATTACHMENT “A1” SHALL PREVAIL.

Attachment “A1” to Amendment No. 9 to Purchase Agreement COM0028-13	Page 3 of 3

ATTACHMENT “A2” EMBRAER 175 AIRCRAFT CONFIGURATION (SkyWest/United Airlines)

1.	STANDARD AIRCRAFT

The Aircraft EMBRAER 175 (certification designation ERJ 170-200 LR) shall be manufactured according to [***] although not attached hereto, is incorporated herein by reference, and (ii) the characteristics described in the items below.

2.	OPTIONAL EQUIPMENT:

[***]

3.	FINISHING

The Aircraft will be delivered to Buyer as follows:

3.1	EXTERIOR FINISHING:

The fuselage of the Aircraft shall be painted according to Buyer’s colour and paint scheme, which shall be supplied to Embraer by Buyer on or before [***] prior to the first Aircraft Contractual Delivery Date. The wings and the horizontal stabilizer shall be supplied in the standard colours, i.e., grey BAC707.

The choices of colour and paint scheme made by Buyer shall apply to all Aircraft, unless Buyer provides written notice of a new colour and paint scheme not less than [***] prior to the relevant Aircraft Contractual Delivery Date.

3.2	INTERIOR FINISHING:

Buyer shall inform Embraer during the customer check list definition (“CCL”), to be held no later than [***] prior to the applicable Aircraft Contractual Delivery Date, of its choice of materials and colours of all and any item of interior finishing such as seat covers, carpet, floor lining on galley areas, side walls and overhead lining, galley lining and curtain, from the choices offered by and available at Embraer. In case Buyer opts to use different materials and/or patterns, Embraer will submit to Buyer a Proposal of Major Change (“PMC”) describing the impacts of such option, if any. Should Buyer not approve such PMC, the interior shall be built according to the choices offered by and  available at Embraer.

Once defined, for the applicable CCL the choices of interior finishing made by Buyer shall apply to all applicable Aircraft. If Buyer requires an interior finishing for any Aircraft that is different from the original one informed to Embraer, Buyer shall present a written request to Embraer not less than [***] prior to the relevant Aircraft Contractual Delivery Date and Embraer will submit the relevant quotation to the approval of Buyer within [***] from the date such request is received by Embraer. Should Buyer not approve the quotation, the interior of relevant Aircraft shall be built according to the original choice of Buyer.

Attachment “A2” to Amendment No. 9 to Purchase Agreement COM0028-13	Page 1 of 3

ATTACHMENT “A2” EMBRAER 175 AIRCRAFT CONFIGURATION (SkyWest/United Airlines)

3.3	BUYER FURNISHED EQUIPMENT (BFE) AND BUYER INSTALLED EQUIPMENT (BIE):

Buyer may choose to have carpets, tapestries, seat covers and curtain fabrics supplied to Embraer for installation in the Aircraft as BFE. Materials shall conform to the required standards and comply with all applicable regulations and airworthiness requirements. Delays in the delivery of BFE equipment or quality restrictions that prevent the installation thereof in the time frame required by the Aircraft manufacturing process shall entitle Embraer to either delay the delivery of the Aircraft for a period related to the delay of the BFE or present the Aircraft to Buyer without such BFE, in which case Buyer shall not be entitled to refuse acceptance of the Aircraft.

All BFE equipment shall be delivered in DDP conditions (INCOTERMS 2010) to C&D Zodiac – 14 Centerpointe Drive, La Palma, CA 90623, USA, or to another place to be timely informed by Embraer.

Galley inserts (such as coffee makers, water boilers, ovens), trolleys and standard units and medical kits, defibrillators and wheelchairs, as well as any other equipment classified as medical or pharmaceutical product, shall be acquired by Buyer and installed on the Aircraft by Buyer after delivery thereof as BIE.

Notwithstanding the above, Buyer shall [***] in [***].

3.4	EMBRAER RIGHT TO PERFORM FOR BUYER:

If, after written notice from Embraer to Buyer, Buyer fails to make any choice or definition which Buyer is required to make within [***] after such notice regarding the exterior and interior finishing of any Aircraft or to inform Embraer thereof, Embraer shall have the right, but not the obligation, to tender the Aircraft for delivery (a) painted white and (b) fitted with an interior finishing selected by Embraer at its reasonable discretion.

The taking of any such action by Embraer pursuant to this Article shall not constitute a waiver or release of any obligation of Buyer under the Purchase Agreement, nor a waiver of any event of default which may arise out of Buyer’s non-performance of such obligation, nor an election or waiver by Embraer of any remedy or right available to Embraer under the Purchase Agreement.

No compensation to Buyer or reduction of the Aircraft Basic Price shall be due by virtue of the taking of any such actions by Embraer and Embraer shall be entitled to charge Buyer for the amount of the reasonable expenses incurred by Embraer in connection with the performance of or compliance with such agreement, as the case may be, payable by Buyer within [***] from the presentation of the respective invoice by Embraer to Buyer.

4.	REGISTRATION MARKS, TRANSPONDER AND ELT CODES:

The Aircraft shall be delivered to Buyer with the registration marks painted on them. The registration marks, the transponder code and ELT protocol coding shall be supplied to Embraer by Buyer no later than [***] before each relevant Aircraft Contractual Delivery. Embraer shall be entitled to tender the Aircraft for delivery to Buyer without registration marks, with an inoperative transponder

Attachment “A2” to Amendment No. 9 to Purchase Agreement COM0028-13	Page 2 of 3

ATTACHMENT “A2” EMBRAER 175 AIRCRAFT CONFIGURATION (SkyWest/United Airlines)

and without setting the ELT protocol coding in case Buyer fails to supply such information to Embraer in due time.

5.	EXPORT CONTROL ITEMS

The Aircraft contains (i) an IESI (Integrated Electronic Standby Instrument System) manufactured by Thales Avionics with an embedded QRS-11 gyroscopic microchip used for emergency backup and flight safety information, and (ii) IRU (Inertial Reference Unit) manufactured by Honeywell International. The IESI and the IRU that are incorporated into this Aircraft are subject to export control under United States of America law. Transfer or re-export of such items (whether or not incorporated into the Aircraft), as well as their related technology and software may require prior authorization from the US Government.

IT IS HEREBY AGREED AND UNDERSTOOD BY THE PARTIES THAT IF THERE IS ANY CONFLICT BETWEEN THE TERMS OF THIS ATTACHMENT “A2” AND THE TERMS OF THE TECHNICAL DESCRIPTION ABOVE REFERRED, THE TERMS OF THIS ATTACHMENT “A2” SHALL PREVAIL.

Attachment “A2” to Amendment No. 9 to Purchase Agreement COM0028-13	Page 3 of 3

ATTACHMENT “A4” EMBRAER 175 AIRCRAFT CONFIGURATION (SkyWest/United Airlines)

1.	STANDARD AIRCRAFT

The Aircraft EMBRAER 175 (certification designation ERJ 170-200 LR) shall be manufactured according to [***] although not attached hereto, is incorporated herein by reference, and (ii) the characteristics described in the items below.

2.	OPTIONAL EQUIPMENT:

[***]

3.	FINISHING

The Aircraft will be delivered to Buyer as follows:

3.1	EXTERIOR FINISHING:

The fuselage of the Aircraft shall be painted according to Buyer’s colour and paint scheme, which shall be supplied to Embraer by Buyer on or before [***] prior to the first Aircraft Contractual Delivery Date. The wings and the horizontal stabilizer shall be supplied in the standard colours, i.e., grey BAC707.

The choices of colour and paint scheme made by Buyer shall apply to all Aircraft, unless Buyer provides written notice of a new colour and paint scheme not less than [***] prior to the relevant Aircraft Contractual Delivery Date.

3.2	INTERIOR FINISHING:

Buyer shall inform Embraer during the customer check list definition (“CCL”), to be held no later than [***] prior to the applicable Aircraft Contractual Delivery Date, of its choice of materials and colours of all and any item of interior finishing such as seat covers, carpet, floor lining on galley areas, side walls and overhead lining, galley lining and curtain, from the choices offered by and available at Embraer. In case Buyer opts to use different materials and/or patterns, Embraer will submit to Buyer a Proposal of Major Change (“PMC”) describing the impacts of such option, if any. Should Buyer not approve such PMC, the interior shall be built according to the choices offered by and  available at Embraer.

Once defined, for the applicable CCL the choices of interior finishing made by Buyer shall apply to all applicable Aircraft. If Buyer requires an interior finishing for any Aircraft that is different from the original one informed to Embraer, Buyer shall present a written request to Embraer not less than [***] prior to the relevant Aircraft Contractual Delivery Date and Embraer will submit the relevant quotation to the approval of Buyer within [***] from the date such request is received by Embraer. Should Buyer not approve the quotation, the interior of relevant Aircraft shall be built according to the original choice of Buyer.

Attachment “A4” to Amendment No. 9 to Purchase Agreement COM0028-13	Page 1 of 3

ATTACHMENT “A4” EMBRAER 175 AIRCRAFT CONFIGURATION (SkyWest/United Airlines)

3.3	BUYER FURNISHED EQUIPMENT (BFE) AND BUYER INSTALLED EQUIPMENT (BIE):

Buyer may choose to have carpets, tapestries, seat covers and curtain fabrics supplied to Embraer for installation in the Aircraft as BFE. Materials shall conform to the required standards and comply with all applicable regulations and airworthiness requirements. Delays in the delivery of BFE equipment or quality restrictions that prevent the installation thereof in the time frame required by the Aircraft manufacturing process shall entitle Embraer to either delay the delivery of the Aircraft for a period related to the delay of the BFE or present the Aircraft to Buyer without such BFE, in which case Buyer shall not be entitled to refuse acceptance of the Aircraft.

All BFE equipment shall be delivered in DDP conditions (INCOTERMS 2010) to C&D Zodiac – 14 Centerpointe Drive, La Palma, CA 90623, USA, or to another place to be timely informed by Embraer.

Galley inserts (such as coffee makers, water boilers, ovens), trolleys and standard units and medical kits, defibrillators and wheelchairs, as well as any other equipment classified as medical or pharmaceutical product, shall be acquired by Buyer and installed on the Aircraft by Buyer after delivery thereof as BIE.

Notwithstanding the above, Buyer shall [***] in [***].

3.4	EMBRAER RIGHT TO PERFORM FOR BUYER:

If, after written notice from Embraer to Buyer, Buyer fails to make any choice or definition which Buyer is required to make within [***] after such notice regarding the exterior and interior finishing of any Aircraft or to inform Embraer thereof, Embraer shall have the right, but not the obligation, to tender the Aircraft for delivery (a) painted white and (b) fitted with an interior finishing selected by Embraer at its reasonable discretion.

The taking of any such action by Embraer pursuant to this Article shall not constitute a waiver or release of any obligation of Buyer under the Purchase Agreement, nor a waiver of any event of default which may arise out of Buyer’s non-performance of such obligation, nor an election or waiver by Embraer of any remedy or right available to Embraer under the Purchase Agreement.

No compensation to Buyer or reduction of the Aircraft Basic Price shall be due by virtue of the taking of any such actions by Embraer and Embraer shall be entitled to charge Buyer for the amount of the reasonable expenses incurred by Embraer in connection with the performance of or compliance with such agreement, as the case may be, payable by Buyer within [***] from the presentation of the respective invoice by Embraer to Buyer.

4.	REGISTRATION MARKS, TRANSPONDER AND ELT CODES:

The Aircraft shall be delivered to Buyer with the registration marks painted on them. The registration marks, the transponder code and ELT protocol coding shall be supplied to Embraer by Buyer no later than [***] before each relevant Aircraft Contractual Delivery. Embraer shall be entitled to tender the Aircraft for

Attachment “A4” to Amendment No. 9 to Purchase Agreement COM0028-13	Page 2 of 3

ATTACHMENT “A4” EMBRAER 175 AIRCRAFT CONFIGURATION (SkyWest/United Airlines)

delivery to Buyer without registration marks, with an inoperative transponder and without setting the ELT protocol coding in case Buyer fails to supply such information to Embraer in due time.

5.	EXPORT CONTROL ITEMS

The Aircraft contains (i) an IESI (Integrated Electronic Standby Instrument System) manufactured by Thales Avionics with an embedded QRS-11 gyroscopic microchip used for emergency backup and flight safety information, and (ii) IRU (Inertial Reference Unit) manufactured by Honeywell International. The IESI and the IRU that are incorporated into this Aircraft are subject to export control under United States of America law. Transfer or re-export of such items (whether or not incorporated into the Aircraft), as well as their related technology and software may require prior authorization from the US Government.

IT IS HEREBY AGREED AND UNDERSTOOD BY THE PARTIES THAT IF THERE IS ANY CONFLICT BETWEEN THE TERMS OF THIS ATTACHMENT “A4” AND THE TERMS OF THE TECHNICAL DESCRIPTION ABOVE REFERRED, THE TERMS OF THIS ATTACHMENT “A4” SHALL PREVAIL.

Attachment “A4” to Amendment No. 9 to Purchase Agreement COM0028-13	Page 3 of 3

ATTACHMENT A5 EMBRAER 175 AIRCRAFT CONFIGURATION (SkyWest/Alaska Airlines)

1.	STANDARD AIRCRAFT

The Aircraft EMBRAER 175 (certification designation ERJ 170-200 LR) shall be manufactured according to [***] although not attached hereto, is incorporated herein by reference, and (ii) the characteristics described in the items below.

2.	OPTIONAL EQUIPMENT:

[***]

3.	FINISHING

The Aircraft will be delivered to Buyer as follows:

3.1	EXTERIOR FINISHING:

The fuselage of the Aircraft shall be painted according to Buyer’s colour and paint scheme, which shall be supplied to Embraer by Buyer on or before [***] prior to the first Aircraft Contractual Delivery Date. The wings and the horizontal stabilizer shall be supplied in the standard colours, i.e., grey BAC707.

The choices of colour and paint scheme made by Buyer shall apply to all Aircraft, unless Buyer provides written notice of a new colour and paint scheme not less than [***] prior to the relevant Aircraft Contractual Delivery Date.

3.2	INTERIOR FINISHING:

Buyer shall inform Embraer during the customer check list definition (“CCL”), to be held no later than [***] prior to the applicable Aircraft Contractual Delivery Date, of its choice of materials and colours of all and any item of interior finishing such as seat covers, carpet, floor lining on galley areas, side walls and overhead lining, galley lining and curtain, from the choices offered by and available at Embraer. In case Buyer opts to use different materials and/or patterns, Embraer will submit to Buyer a Proposal of Major Change (“PMC”) describing the impacts of such option, if any. Should Buyer not approve such PMC, the interior shall be built according to the choices offered by and  available at Embraer.

Once defined, for the applicable CCL the choices of interior finishing made by Buyer shall apply to all applicable Aircraft. If Buyer requires an interior finishing for any Aircraft that is different from the original one informed to Embraer, Buyer shall present a written request to Embraer not less than [***] prior to the relevant Aircraft Contractual Delivery Date and Embraer will submit the relevant quotation to the approval of Buyer within [***] from the date such request is received by Embraer. Should Buyer not approve the quotation, the interior of relevant Aircraft shall be built according to the original choice of Buyer.

Attachment “A5” to Amendment No. 9 to Purchase Agreement COM0028-13	Page 1 of 3

ATTACHMENT A5 EMBRAER 175 AIRCRAFT CONFIGURATION (SkyWest/Alaska Airlines)

3.3	BUYER FURNISHED EQUIPMENT (BFE) AND BUYER INSTALLED EQUIPMENT (BIE):

Buyer may choose to have carpets, tapestries, seat covers and curtain fabrics supplied to Embraer for installation in the Aircraft as BFE. Materials shall conform to the required standards and comply with all applicable regulations and airworthiness requirements. Delays in the delivery of BFE equipment or quality restrictions that prevent the installation thereof in the time frame required by the Aircraft manufacturing process shall entitle Embraer to either delay the delivery of the Aircraft for a period related to the delay of the BFE or present the Aircraft to Buyer without such BFE, in which case Buyer shall not be entitled to refuse acceptance of the Aircraft.

All BFE equipment shall be delivered in DDP conditions (INCOTERMS 2010) to C&D Zodiac – 14 Centerpointe Drive, La Palma, CA 90623, USA, or to another place to be timely informed by Embraer.

Galley inserts (such as coffee makers, water boilers, ovens), trolleys and standard units and medical kits, defibrillators and wheelchairs, as well as any other equipment classified as medical or pharmaceutical product, shall be acquired by Buyer and installed on the Aircraft by Buyer after delivery thereof as BIE.

Notwithstanding the above, Buyer shall [***] in [***].

3.4	EMBRAER RIGHT TO PERFORM FOR BUYER:

If, after written notice from Embraer to Buyer, Buyer fails to make any choice or definition which Buyer is required to make within [***] after such notice regarding the exterior and interior finishing of any Aircraft or to inform Embraer thereof, Embraer shall have the right, but not the obligation, to tender the Aircraft for delivery (a) painted white and (b) fitted with an interior finishing selected by Embraer at its reasonable discretion.

The taking of any such action by Embraer pursuant to this Article shall not constitute a waiver or release of any obligation of Buyer under the Purchase Agreement, nor a waiver of any event of default which may arise out of Buyer’s non-performance of such obligation, nor an election or waiver by Embraer of any remedy or right available to Embraer under the Purchase Agreement.

No compensation to Buyer or reduction of the Aircraft Basic Price shall be due by virtue of the taking of any such actions by Embraer and Embraer shall be entitled to charge Buyer for the amount of the reasonable expenses incurred by Embraer in connection with the performance of or compliance with such agreement, as the case may be, payable by Buyer within [***] from the presentation of the respective invoice by Embraer to Buyer.

4.	REGISTRATION MARKS, TRANSPONDER AND ELT CODES:

The Aircraft shall be delivered to Buyer with the registration marks painted on them. The registration marks, the transponder code and ELT protocol coding shall be supplied to Embraer by Buyer no later than [***] before each relevant Aircraft Contractual Delivery. Embraer shall be entitled to tender the Aircraft for delivery to Buyer without registration marks, with an inoperative transponder

Attachment “A5” to Amendment No. 9 to Purchase Agreement COM0028-13	Page 2 of 3

ATTACHMENT A5 EMBRAER 175 AIRCRAFT CONFIGURATION (SkyWest/Alaska Airlines)

and without setting the ELT protocol coding in case Buyer fails to supply such information to Embraer in due time.

5.	EXPORT CONTROL ITEMS

The Aircraft contains (i) an IESI (Integrated Electronic Standby Instrument System) manufactured by Thales Avionics with an embedded QRS-11 gyroscopic microchip used for emergency backup and flight safety information, and (ii) IRU (Inertial Reference Unit) manufactured by Honeywell International. The IESI and the IRU that are incorporated into this Aircraft are subject to export control under United States of America law. Transfer or re-export of such items (whether or not incorporated into the Aircraft), as well as their related technology and software may require prior authorization from the US Government.

IT IS HEREBY AGREED AND UNDERSTOOD BY THE PARTIES THAT IF THERE IS ANY CONFLICT BETWEEN THE TERMS OF THIS ATTACHMENT “A5” AND THE TERMS OF THE TECHNICAL DESCRIPTION ABOVE REFERRED, THE TERMS OF THIS ATTACHMENT “A5” SHALL PREVAIL.

Attachment “A5” to Amendment No. 9 to Purchase Agreement COM0028-13	Page 3 of 3

[***]

[***]

Attachment “F3” – Amendment No. 9 to Purchase Agreement COM0028-13	Page 1 of 1

[***]

[***]

Attachment “F4” – Amendment No. 9 to Purchase Agreement COM0028-13	Page 1 of 1

ATTACHMENT “G” AIRCRAFT DELIVERY SCHEDULE

1.	Aircraft Delivery Schedule (ref. Purchase Agreement Article 5)

[***]

2.	Option Aircraft Delivery Schedule (ref. Purchase Agreement Article 21)

[***]

Attachment “G” to Amendment No.9 to Purchase Agreement COM0028-13	Page 1 of 1

AMENDMENT No. 10 TO PURCHASE AGREEMENT COM0028-13

This Amendment No.10 COM0243-15 (the “Amendment No.10”) dated as of October 02, 2015 is between Embraer S.A. (“Embraer”) and SkyWest Inc. (“Buyer”), collectively referred to herein as the “Parties”, and constitutes an amendment and modification to Purchase Agreement COM0028-13 dated February 15, 2013 as amended from time to time (the “Purchase Agreement”).

All capitalized terms not otherwise defined herein shall have the same meaning when used herein as provided in the Purchase Agreement and in case of any conflict between this Amendment No. 10 and the Purchase Agreement, this Amendment No. 10 shall control.

WHEREAS, Buyer has requested and Embraer has agreed to exercise a batch of [***] of the Option Aircraft under the Purchase Agreement, configured per Attachment A5 (SkyWest/Alaska Airlines Aircraft);

WHEREAS, as a consequence the Option Aircraft exercise, Buyer shall have [***] Aircraft, [***] Purchase Right Aircraft and [***] Option Aircraft, exercisable as provided in Article 21;

WHEREAS, Embraer shall deliver and Buyer shall take delivery of these [***] Aircraft in accordance with new delivery schedule contained in this Amendment No. 10.

WHEREAS, as [***], as provided in Article 1 of this Amendment No. 10.

NOW, THEREFORE, for good and valuable consideration which is hereby acknowledged, Embraer and Buyer hereby agree as follows:

1.SUBJECT

Article 2 of the Purchase Agreement shall be deleted and replaced by the following: “Subject to the terms and conditions of this Agreement:

2.1Embraer shall sell and deliver and Buyer shall purchase and take delivery of [***] Aircraft;

2.2Embraer shall provide to Buyer the Services and the Technical Publications as described in Attachment “B” to this Agreement; and

2.3Buyer shall have the option to purchase up to [***] Option Aircraft, in accordance with Article 21 of the Purchase Agreement, and the right to purchase up to [***] Purchase Right Aircraft, in accordance with Article 22 of the Purchase Agreement.”

2.SKYWEST/ALASKA AIRLINES AIRCRAFT CONFIGURATION

2.1The SkyWest/Alaska Airlines Aircraft shall have two specific configurations. The first one shall apply to the SkyWest/Alaska Airlines Aircraft [***] through [***], as described in Attachment “A3” to the Purchase Agreement and the second one shall apply to the SkyWest/Alaska Airlines Aircraft [***] through [***] as described in Attachment “A5” to the Purchase Agreement.

Amendment No. 10 to Purchase Agreement COM0028-13 COM0516-15	Page 1 of 4

AMENDMENT No. 10 TO PURCHASE AGREEMENT COM0028-13

3.PRICE

As a result of the changes referred to in Article 1 above, Item 3.1 of Article 3 of the Purchase Agreement is hereby deleted and replaced as follows:

“3.1The Aircraft Basic Price, in United States dollars, for each Aircraft is [***]:

[***]”

4.ATTACHMENTS

4.1Attachment “[***]” sets forth [***]

[***]

5.DELIVERY

The Attachment G to the Purchase Agreement is hereby deleted and replaced in its entirety by the Attachment G attached to this Amendment No.10.

6.OPTION AIRCRAFT

Article 21 of the Purchase Agreement shall be deleted and replaced by the following:

“Subject to [***], Buyer shall have the option to purchase [***] Option Aircraft, to be delivered in accordance with Option Aircraft contractual delivery dates (each an “Option Aircraft Contractual Delivery Date”) contained in Section 2 of Attachment “G” to this Agreement.

The Option Aircraft will be supplied in accordance with the following terms and conditions:

21.1 [***]

21.2The unit basic price of the Option Aircraft shall be equal to the unit Aircraft Basic Price (the “Option Aircraft Basic Price”).

21.3The Option Aircraft Basic Price shall be escalated according to the escalation formula subject of Attachment “D” hereto, determining the Option Aircraft purchase price (the “Option Aircraft Purchase Price”).

21.4The payment of the Option Aircraft Purchase Price shall be made for each Option Aircraft for which Buyer has exercised its option rights hereunder according to the following:

[***]

Amendment No. 10 to Purchase Agreement COM0028-13 COM0516-15	Page 2 of 4

AMENDMENT No. 10 TO PURCHASE AGREEMENT COM0028-13

21.5The option to purchase the Option Aircraft shall be exercised in [***] groups of [***] Option Aircraft each, [***] groups of [***] Option Aircraft each and [***] group of [***] Option aircraft (the “Option Group” for purposes of this Article 21.5) no later than [***] prior to [***] the first Option Aircraft Contractual Delivery Date in such Option Group [***]. Any Option Aircraft not exercised by Buyer as per the terms and conditions of this paragraph will be considered relinquished, [***] following such termination.

21.6If the options are confirmed by Buyer as specified above, an amendment to this Agreement shall be executed by and between the Parties within [***] following the Option Aircraft exercise date, confirming the Option as an Aircraft under this Agreement and setting forth any other mutually agreed upon the terms and conditions applicable to, if any, exclusively to the Option Aircraft.

21.7Article 2.3.4 of Attachment “B” hereto sets forth the agreement regarding the product support package to be applied to the Option Aircraft.”

7. [***]

8.REINSTATEMENT OF PURCHASE AGREEMENT

All other provisions and conditions of the referenced Purchase Agreement, as well as its related Attachments and Letter Agreement, which are not specifically modified by this Amendment No. 10 shall remain in full force and effect without any change.

9.COUNTERPARTS

This Amendment No. 10 may be signed by the Parties hereto in any number of separate counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument and all of which when taken together shall constitute one and the same instrument.

This Amendment No. 10 may be signed by facsimile with originals duly signed to follow by an internationally recognized courier.

INTENTIONALLY LEFT BLANK

Amendment No. 10 to Purchase Agreement COM0028-13 COM0516-15	Page 3 of 4

AMENDMENT No. 10 TO PURCHASE AGREEMENT COM0028-13

IN WITNESS WHEREOF, Embraer and Buyer, by their duly authorized officers, have entered into and executed this Amendment No. 10 to be effective as of the date first written above.

EMBRAER S.A.		SKYWEST INC.

By:	/s/ Luís Carlos Affonso	By:	/s/ Wade Steel

Name:	Luís Carlos Affonso	Name:	Wade Steel

Title:	Senior Vice President	Title:	CCO
Operations & COO
Commercial Aviation

By:	/s/ Adriana Sarlo

Name:	Adriana Sarlo

Title:	Vice President, Contracts
Commercial Aviation

Place:	São José dos Campos, SP.Brazil	Place:	St. George, Utah, USA

Amendment No. 10 to Purchase Agreement COM0028-13 COM0516-15	Page 4 of 4

ATTACHMENT “G” AIRCRAFT DELIVERY SCHEDULE

1.	Aircraft Delivery Schedule (ref. Purchase Agreement Article 5)

[***]

2.	Option Aircraft Delivery Schedule (ref. Purchase Agreement Article 21)

[***]

Attachment “G” to Amendment No.10 to Purchase Agreement COM0028-13	Page 1 of 1

AMENDMENT No. 11 TO PURCHASE AGREEMENT COM0028-13

This Amendment No.11 COM0243-15 (the “Amendment No.11”) dated as of October 19, 2015 is between Embraer S.A. (“Embraer”) and SkyWest Inc. (“Buyer”), collectively referred to herein as the “Parties”, and constitutes an amendment and modification to Purchase Agreement COM0028-13 dated February 15, 2013 as amended from time to time (the “Purchase Agreement”).

All capitalized terms not otherwise defined herein shall have the same meaning when used herein as provided in the Purchase Agreement and in case of any conflict between this Amendment No. 11 and the Purchase Agreement, this Amendment No. 11 shall control.

WHEREAS, Buyer has elected to purchase [***] Purchase Right Aircraft, with such [***] aircraft to be configured per Attachment A6 (SkyWest/Delta Air Lines Aircraft);

WHEREAS, as a consequence of the Purchase Right Aircraft election, Buyer shall have [***] Aircraft, [***] Purchase Right Aircraft and [***] Option Aircraft;

WHEREAS, Embraer shall deliver and Buyer shall take delivery of these [***] SkyWest/Delta Air Lines Aircraft in accordance with the new delivery schedule contained in this Amendment No. 11.

WHEREAS, as [***].

NOW, THEREFORE, for good and valuable consideration which is hereby acknowledged, Embraer and Buyer hereby agree as follows:

1.SUBJECT

1.1Article 2 of the Purchase Agreement shall be deleted and replaced by the following:

“Subject to the terms and conditions of this Agreement:

2.1Embraer shall sell and deliver and Buyer shall purchase and take delivery of [***] Aircraft;

2.2Embraer shall provide to Buyer the Services and the Technical Publications as described in Attachment “B” to this Agreement; and

2.3Buyer shall have the option to purchase up to [***] Option Aircraft, in accordance with Article 21 of the Purchase Agreement, and the right to purchase up to [***] Purchase Right Aircraft, in accordance with Article 22 of the Purchase Agreement.”

1.2Pursuant to Article 22.5 and Buyer’s election to purchase [***] Purchase Right Aircraft, [***].

Amendment No. 11 to Purchase Agreement COM0028-13 COM0562-15	Page 1 of 5

AMENDMENT No. 11 TO PURCHASE AGREEMENT COM0028-13

2.SKYWEST/DELTA AIR LINES AIRCRAFT CONFIGURATION

The SkyWest/Delta Air Lines Aircraft shall have one specific configuration, applied to the SkyWest/Delta Air Lines Aircraft [***] through [***], as described in Attachment “A6” to the Purchase Agreement.

3.DELAYS IN DELIVERY

A new Article 9.1.6 shall be added to the Purchase Agreement which shall provide as follows:

[***]

4.PRICE

As a result of the changes referred to in Article 1 above, Item 3.1 of Article 3 of the Purchase Agreement is hereby deleted and replaced as follows:

“3.1The Aircraft Basic Price, in United States dollars, for each Aircraft is [***]:

[***]”

5.ATTACHMENTS

5.1Attachment “[***]” sets forth [***]

[***]

6.DELIVERY

The Attachment G to the Purchase Agreement is hereby deleted and replaced in its entirety by the Attachment G attached to this Amendment No.11.

7.PURCHASE RIGHT AIRCRAFT

Article 22 of the Purchase Agreement shall be deleted and replaced by the following:

“22. PURCHASE RIGHT AIRCRAFT

22.1Embraer hereby grants Buyer the right to purchase up to [***] Aircraft (the “Purchase Right Aircraft”) configured as per Attachment “A” and available to Buyer at the Aircraft Basic Price and on the same economic conditions that are applicable to the Aircraft (the “Purchase Right Basic Price”), which price is subject to the escalation conditions contained in Attachment “D”.

22.2Subject to no material default on the part of the Buyer having occurred and be continuing under this Agreement, the right to purchase each of the Purchase Right Aircraft shall be exercised in [***] groups of [***] and [***] group of [***] Purchase Right Aircraft (the “Purchase Right Group” for the purposes of this Article 22.2), by means of a written notice (the “Exercise Notice”) from Buyer to Embraer. The Exercise Notice shall furthermore contain Buyer’s desired delivery months for the Purchase Right Aircraft to be exercised, which shall not be later than [***] (“Purchase Right Aircraft Contractual Delivery Date”), and such right is subject to the existence of sufficient production

Amendment No. 11 to Purchase Agreement COM0028-13 COM0562-15	Page 2 of 5

AMENDMENT No. 11 TO PURCHASE AGREEMENT COM0028-13

capacity at Embraer to comply with Buyer’s desirable delivery schedule as determined by Embraer in its sole discretion.

22.3In case Embraer has not received Exercise Notice for either Purchase Right Group on or before [***], Buyer shall be deemed to have relinquished its right to acquire any unexercised Purchase Right Aircraft.

22.4Following receipt by Embraer of the Exercise Notice, Embraer shall inform Buyer if the desired Purchase Right Aircraft’s Contractual Delivery Date requested by Buyer is acceptable; otherwise, Embraer shall inform Buyer the closest non-committed delivery position available for sale. If the desired Purchase Right Aircraft Contractual Delivery Date requested by Buyer is available, then Embraer shall be obligated to provide Buyer with such delivery position, and in such case Buyer shall execute a contractual amendment with Embraer within [***] converting that Purchase Right Aircraft into a firm position, otherwise after such [***] Embraer will be free to offer that delivery position to any other of its customers.

22.5In the event Buyer and Embraer agree to the new Purchase Right Aircraft Contractual Delivery Date and in order to secure the Purchase Right Aircraft delivery positions, [***]. The Purchase Right Aircraft payment terms and conditions shall be in accordance with all terms and conditions contained in Article 4 of this  Agreement, mutatis mutandis with the Purchase Right Initial Deposit being treated as the Initial Deposit for purposes of the foregoing.

22.6If the purchase rights are exercised by Buyer as specified above, and the Purchase Right Initial Deposit is paid by Buyer, an amendment to this Agreement shall be executed by and between the Parties within [***] of the date of the Exercise Notice, setting forth the specific terms and conditions, if any, applicable exclusively to the Purchase Right Aircraft. The Parties agree that the terms and conditions relating specifically to the Purchase Right Aircraft shall be substantially similar to and no less favorable to Buyer than those terms and conditions set forth in this Agreement and its Attachments.

22.7The provisions contained on Schedule “[***]” to Letter Agreement COM0029-13 and its related amendments (the “[***]” for the purpose of this Article 22) shall not apply to any Purchase Right Aircraft.

22.8If the Parties for any reason fail to execute the amendment referred to above, then the purchase right with respect to such aircraft shall be deemed relinquished, [***], except that Embraer shall return each Purchase Right Aircraft Initial Deposit.”

8.REINSTATEMENT OF PURCHASE AGREEMENT

All other provisions and conditions of the referenced Purchase Agreement, as well as its related Attachments and Letter Agreement, which are not specifically modified by this Amendment No. 11 shall remain in full force and effect without any change.

9.COUNTERPARTS

This Amendment No. 11 may be signed by the Parties hereto in any number of separate counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument and all of which when taken together shall constitute one and the same instrument.

Amendment No. 11 to Purchase Agreement COM0028-13 COM0562-15	Page 3 of 5

AMENDMENT No. 11 TO PURCHASE AGREEMENT COM0028-13

This Amendment No. 11 may be signed by facsimile with originals duly signed to follow by an internationally recognized courier.

[INTENTIONALLY LEFT BLANK]

Amendment No. 11 to Purchase Agreement COM0028-13 COM0562-15	Page 4 of 5

AMENDMENT No. 11 TO PURCHASE AGREEMENT COM0028-13

IN WITNESS WHEREOF, Embraer and Buyer, by their duly authorized officers, have entered into and executed this Amendment No. 11 to be effective as of the date first written above.

EMBRAER S.A.		SKYWEST INC.

By:	/s/ Jose Antonio A. Filippo	By:	/s/ Wade Steel

Name:	Jose Antonio A. Filippo	Name:	Wade Steel

Title:	Executive Vice President & CFO	Title:	Chief Commercial Officer

By:	/s/ Adriana Sarlo

Name:	Adriana Sarlo

Title:	Vice President, Contracts
Commercial Aviation

Place:	São José dos Campos, SP.Brazil	Place:	St. George, Utah, USA

Amendment No. 11 to Purchase Agreement COM0028-13 COM0562-15	Page 5 of 5

ATTACHMENT A6 EMBRAER 175 AIRCRAFT CONFIGURATION (SkyWest/Delta Air Lines)

1.	STANDARD AIRCRAFT

The Aircraft EMBRAER 175 (certification designation ERJ 170-200 LR) shall be manufactured according to [***] although not attached hereto, is incorporated herein by reference, and (ii) the characteristics described in the items below.

2.	OPTIONAL EQUIPMENT:

[***]

3.	FINISHING

The Aircraft will be delivered to Buyer as follows:

3.1	EXTERIOR FINISHING:

The fuselage of the Aircraft shall be painted according to Buyer’s colour and paint scheme, which shall be supplied to Embraer by Buyer on or before [***] prior to the first Aircraft Contractual Delivery Date. The wings and the horizontal stabilizer shall be supplied in the standard colours, i.e., grey BAC707.

The choices of colour and paint scheme made by Buyer shall apply to all Aircraft, unless Buyer provides written notice of a new colour and paint scheme not less than [***] prior to the relevant Aircraft Contractual Delivery Date.

3.2	INTERIOR FINISHING:

Buyer shall inform Embraer during the customer check list definition (“CCL”), to be held no later than [***] prior to the applicable Aircraft Contractual Delivery Date, of its choice of materials and colours of all and any item of interior finishing such as seat covers, carpet, floor lining on galley areas, side walls and overhead lining, galley lining and curtain, from the choices offered by and available at Embraer. In case Buyer opts to use different materials and/or patterns, Embraer will submit to Buyer a Proposal of Major Change (“PMC”) describing the impacts of such option, if any. Should Buyer not approve such PMC, the interior shall be built according to the choices offered by and  available at Embraer.

Once defined, for the applicable CCL the choices of interior finishing made by Buyer shall apply to all applicable Aircraft. If Buyer requires an interior finishing for any Aircraft that is different from the original one informed to Embraer, Buyer shall present a written request to Embraer not less than [***] prior to the relevant Aircraft Contractual Delivery Date and Embraer will submit the relevant quotation to the approval of Buyer within [***] from the date such request is received by Embraer. Should Buyer not approve the quotation, the interior of relevant Aircraft shall be built according to the original choice of Buyer.

Attachment “A6” to Amendment No. 11 to Purchase Agreement COM0028-13	Page 1 of 3

ATTACHMENT A6 EMBRAER 175 AIRCRAFT CONFIGURATION (SkyWest/Delta Air Lines)

3.3	BUYER FURNISHED EQUIPMENT (BFE) AND BUYER INSTALLED EQUIPMENT (BIE):

Buyer may choose to have carpets, tapestries, seat covers and curtain fabrics supplied to Embraer for installation in the Aircraft as BFE. Materials shall conform to the required standards and comply with all applicable regulations and airworthiness requirements. Delays in the delivery of BFE equipment or quality restrictions that prevent the installation thereof in the time frame required by the Aircraft manufacturing process shall entitle Embraer to either delay the delivery of the Aircraft for a period related to the delay of the BFE or present the Aircraft to Buyer without such BFE, in which case Buyer shall not be entitled to refuse acceptance of the Aircraft.

All BFE equipment shall be delivered in DDP conditions (INCOTERMS 2010) to C&D Zodiac – 14 Centerpointe Drive, La Palma, CA 90623, USA, or to another place to be timely informed by Embraer.

Galley inserts (such as coffee makers, water boilers, ovens), trolleys and standard units and medical kits, defibrillators and wheelchairs, as well as any other equipment classified as medical or pharmaceutical product, shall be acquired by Buyer and installed on the Aircraft by Buyer after delivery thereof as BIE.

Notwithstanding the above, Buyer shall [***] in [***].

3.4	EMBRAER RIGHT TO PERFORM FOR BUYER:

If, after written notice from Embraer to Buyer, Buyer fails to make any choice or definition which Buyer is required to make within [***] after such notice regarding the exterior and interior finishing of any Aircraft or to inform Embraer thereof, Embraer shall have the right, but not the obligation, to tender the Aircraft for delivery (a) painted white and (b) fitted with an interior finishing selected by Embraer at its reasonable discretion.

The taking of any such action by Embraer pursuant to this Article shall not constitute a waiver or release of any obligation of Buyer under the Purchase Agreement, nor a waiver of any event of default which may arise out of Buyer’s non-performance of such obligation, nor an election or waiver by Embraer of any remedy or right available to Embraer under the Purchase Agreement.

No compensation to Buyer or reduction of the Aircraft Basic Price shall be due by virtue of the taking of any such actions by Embraer and Embraer shall be entitled to charge Buyer for the amount of the reasonable expenses incurred by Embraer in connection with the performance of or compliance with such agreement, as the case may be, payable by Buyer within [***] from the presentation of the respective invoice by Embraer to Buyer.

4.	REGISTRATION MARKS, TRANSPONDER AND ELT CODES:

The Aircraft shall be delivered to Buyer with the registration marks painted on them. The registration marks, the transponder code and ELT protocol coding shall be supplied to Embraer by Buyer no later than [***] before each relevant Aircraft Contractual Delivery. Embraer shall be entitled to tender the Aircraft for delivery to Buyer without registration marks, with an inoperative transponder

Attachment “A6” to Amendment No. 11 to Purchase Agreement COM0028-13	Page 2 of 3

ATTACHMENT A6 EMBRAER 175 AIRCRAFT CONFIGURATION (SkyWest/Delta Air Lines)

and without setting the ELT protocol coding in case Buyer fails to supply such information to Embraer in due time.

5.	EXPORT CONTROL ITEMS

The Aircraft contains (i) an IESI (Integrated Electronic Standby Instrument System) manufactured by Thales Avionics with an embedded QRS-11 gyroscopic microchip used for emergency backup and flight safety information, and (ii) IRU (Inertial Reference Unit) manufactured by Honeywell International. The IESI and the IRU that are incorporated into this Aircraft are subject to export control under United States of America law. Transfer or re-export of such items (whether or not incorporated into the Aircraft), as well as their related technology and software may require prior authorization from the US Government.

IT IS HEREBY AGREED AND UNDERSTOOD BY THE PARTIES THAT IF THERE IS ANY CONFLICT BETWEEN THE TERMS OF THIS ATTACHMENT “A6” AND THE TERMS OF THE TECHNICAL DESCRIPTION ABOVE REFERRED, THE TERMS OF THIS ATTACHMENT “A6” SHALL PREVAIL.

Attachment “A6” to Amendment No. 11 to Purchase Agreement COM0028-13	Page 3 of 3

[***]

[***]

Attachment “F5” – Amendment No. 11 to Purchase Agreement COM0028-13	Page 1 of 1

ATTACHMENT “G” AIRCRAFT DELIVERY SCHEDULE

1.	Aircraft Delivery Schedule (ref. Purchase Agreement Article 5)

[***]

Attachment “G” to Amendment No.11 to Purchase Agreement COM0028-13	Page 1 of 2

ATTACHMENT “G” AIRCRAFT DELIVERY SCHEDULE

2.	Option Aircraft Delivery Schedule (ref. Purchase Agreement Article 21)

[***]

Attachment “G” to Amendment No.11 to Purchase Agreement COM0028-13	Page 2 of 2

AMENDMENT No. 12 TO PURCHASE AGREEMENT COM0028-13

This Amendment No.12 COM0243-15 (the “Amendment No.12”) dated as of December 10, 2015 is between Embraer S.A. (“Embraer”) and SkyWest Inc. (“Buyer”), collectively referred to herein as the “Parties”, and constitutes an amendment and modification to Purchase Agreement COM0028-13 dated February 15, 2013 as amended from time to time (the “Purchase Agreement”).

All capitalized terms not otherwise defined herein shall have the same meaning when used herein as provided in the Purchase Agreement and in case of any conflict between this Amendment No. 12 and the Purchase Agreement, this Amendment No. 12 shall control.

WHEREAS, Buyer has elected to purchase [***] Purchase Right Aircraft, with such [***] Aircraft to be configured per Attachment A4 (SkyWest/United Airlines Aircraft);

WHEREAS, as a consequence of the Purchase Right Aircraft election, Buyer shall have [***] Aircraft, [***] Purchase Right Aircraft and [***] Option Aircraft;

WHEREAS, Embraer shall deliver and Buyer shall take delivery of these [***] SkyWest/United Airlines Aircraft in accordance with the new delivery schedule contained in this Amendment No. 12.

WHEREAS, as [***].

NOW, THEREFORE, for good and valuable consideration which is hereby acknowledged, Embraer and Buyer hereby agree as follows:

1.SUBJECT

1.1Article 2 of the Purchase Agreement shall be deleted and replaced by the following:

“Subject to the terms and conditions of this Agreement:

2.1Embraer shall sell and deliver and Buyer shall purchase and take delivery of [***] Aircraft;

2.2Embraer shall provide to Buyer the Services and the Technical Publications as described in Attachment “B” to this Agreement; and

2.3Buyer shall have the option to purchase up to [***] Option Aircraft, in accordance with Article 21 of the Purchase Agreement, and the right to purchase up to [***] Purchase Right Aircraft, in accordance with Article 22 of the Purchase Agreement.”

1.2 Pursuant to Section 22.5 and Buyer’s election to purchase [***] Purchase Right Aircraft, [***]. For the avoidance of doubt, Buyer and Embraer agree to waive the requirement for Buyer to provide an Exercise Notice and the revised delivery schedule shall be as set forth in Attachment G as amended hereby.

2.SKYWEST/UNITED AIRLINES AIRCRAFT CONFIGURATION

2.1The SkyWest/United Airlines Aircraft shall have the specific configuration, applied to the SkyWest/United Airlines Aircraft [***] through [***], as described in Attachment “A4” to

Amendment No. 12 to Purchase Agreement COM0028-13 COM0584-15	Page 1 of 6

AMENDMENT No. 12 TO PURCHASE AGREEMENT COM0028-13

the Purchase Agreement.

3.PRICE

As a result of the changes referred to in Article 1 above, Item 3.1 of Article 3 of the Purchase Agreement is hereby deleted and replaced as follows:

“3.1The Aircraft Basic Price, in United States dollars, for each Aircraft is [***]:

[***]”

4.ATTACHMENTS

4.1Attachment “[***]” sets forth [***]

[***]

5.DELIVERY

The Attachment G to the Purchase Agreement is hereby deleted and replaced in its entirety by the Attachment G attached to this Amendment No.12.

6.PURCHASE RIGHT AIRCRAFT

Article 22 of the Purchase Agreement shall be deleted and replaced by the following:

“22. PURCHASE RIGHT AIRCRAFT

22.1Embraer hereby grants Buyer the right to purchase up to [***] Aircraft (the “Purchase Right Aircraft”) configured as per Attachment “A” and available to Buyer at the Aircraft Basic Price and on the same economic conditions that are applicable to the Aircraft (the “Purchase Right Basic Price”), which price is subject to the escalation conditions contained in Attachment “D”.

22.2Subject to no material default on the part of the Buyer having occurred and be continuing under this Agreement, the right to purchase each of the Purchase Right Aircraft shall be exercised in [***] groups of [***] and [***] group of [***] Purchase Right Aircraft (the “Purchase Right Group” for the purposes of this Article 22.2), by means of a written notice (the “Exercise Notice”) from Buyer to Embraer. The Exercise Notice shall furthermore contain Buyer’s desired delivery months for the Purchase Right Aircraft to be exercised, which shall not be later than [***] (“Purchase Right Aircraft Contractual Delivery Date”), and such right is subject to the existence of sufficient production  capacity at Embraer to comply with Buyer’s desirable delivery schedule as determined by Embraer in its sole discretion.

22.3In case Embraer has not received Exercise Notice for either Purchase Right Group on or before [***], Buyer shall be deemed to have relinquished its right to acquire any unexercised Purchase Right Aircraft.

Amendment No. 12 to Purchase Agreement COM0028-13 COM0584-15	Page 2 of 6

AMENDMENT No. 12 TO PURCHASE AGREEMENT COM0028-13

22.4Following receipt by Embraer of the Exercise Notice, Embraer shall inform Buyer if the desired Purchase Right Aircraft’s Contractual Delivery Date requested by Buyer is acceptable; otherwise, Embraer shall inform Buyer the closest non-committed delivery position available for sale. If the desired Purchase Right Aircraft Contractual Delivery Date requested by Buyer is available, then Embraer shall be obligated to provide Buyer with such delivery position, and in such case Buyer shall execute a contractual amendment with Embraer within [***] converting that Purchase Right Aircraft into a firm position, otherwise after such [***] Embraer will be free to offer that delivery position to any other of its customers.

22.5In the event Buyer and Embraer agree to the new Purchase Right Aircraft Contractual Delivery Date and in order to secure the Purchase Right Aircraft delivery positions, [***]. The Purchase Right Aircraft payment terms and conditions shall be in accordance with all terms and conditions contained in Article 4 of this  Agreement, mutatis mutandis with the Purchase Right Initial Deposit being treated as the Initial Deposit for purposes of the foregoing.

22.6If the purchase rights are exercised by Buyer as specified above, and the Purchase Right Initial Deposit is paid by Buyer, an amendment to this Agreement shall be executed by and between the Parties within [***] of the date of the Exercise Notice, setting forth the specific terms and conditions, if any, applicable exclusively to the Purchase Right Aircraft. The Parties agree that the terms and conditions relating specifically to the Purchase Right Aircraft shall be substantially similar to and no less favorable to Buyer than those terms and conditions set forth in this Agreement and its Attachments.

22.7The provisions contained on Schedule “[***]” to Letter Agreement COM0029-13 and its related amendments (the “[***]” for the purpose of this Article 22) shall not apply to any Purchase Right Aircraft.

22.8If the Parties for any reason fail to execute the amendment referred to above, then the purchase right with respect to such aircraft shall be deemed relinquished, [***].”

7.REINSTATEMENT OF PURCHASE AGREEMENT

All other provisions and conditions of the referenced Purchase Agreement, as well as its related Attachments and Letter Agreement, which are not specifically modified by this Amendment No. 12 shall remain in full force and effect without any change.

8.COUNTERPARTS

This Amendment No. 12 may be signed by the Parties hereto in any number of separate counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument and all of which when taken together shall constitute one and the same instrument.

This Amendment No. 12 may be signed by facsimile with originals duly signed to follow by an internationally recognized courier.

INTENTIONALLY LEFT BLANK

Amendment No. 12 to Purchase Agreement COM0028-13 COM0584-15	Page 3 of 6

AMENDMENT No. 12 TO PURCHASE AGREEMENT COM0028-13

IN WITNESS WHEREOF, Embraer and Buyer, by their duly authorized officers, have entered into and executed this Amendment No. 12 to be effective as of the date first written above.

EMBRAER S.A.		SKYWEST INC.

By:	/s/ Luís Carlos Affonso	By:	/s/ Wade Steel
Name:	Luís Carlos Affonso	Name:	Wade Steel
Title:	Senior Vice President	Title:	Chief Commercial Officer
Operations & COO
Commercial Aviation

By:	/s/ Adriana Sarlo
Name:	Adriana Sarlo
Title:	Vice President, Contracts
Commercial Aviation

Place:	São José dos Campos, SP.Brazil	Place:	St. George, Utah, USA

Amendment No. 12 to Purchase Agreement COM0028-13 COM0584-15	Page 4 of 6

ATTACHMENT “G” AIRCRAFT DELIVERY SCHEDULE

1.	Aircraft Delivery Schedule (ref. Purchase Agreement Article 5)

[***]

Attachment “G” to Amendment No.12 to Purchase Agreement COM0028-13	Page 1 of 2

ATTACHMENT “G” AIRCRAFT DELIVERY SCHEDULE

2.	Option Aircraft Delivery Schedule (ref. Purchase Agreement Article 21)

[***]

Attachment “G” to Amendment No.12 to Purchase Agreement COM0028-13	Page 2 of 2

AMENDMENT No. 13 TO PURCHASE AGREEMENT COM0028-13

This Amendment No. 13 COM0666-15 (the “Amendment No. 13”) dated as of February 22, 2016 is between Embraer S.A. (“Embraer”) and SkyWest Inc. (“Buyer”), collectively referred to herein as the “Parties”, and constitutes an amendment and modification to Purchase Agreement COM0028-13, dated February 15, 2013, as amended from time to time (the “Purchase Agreement”).

All capitalized terms not otherwise defined herein shall have the same meaning when used herein as provided in the Purchase Agreement and in case of any conflict between this Amendment No. 13 and the Purchase Agreement, this Amendment No. 13 shall control.

WHEREAS, Buyer has requested and Embraer has agreed to modify certain items of the SkyWest/Delta Air Lines Aircraft specific configuration described in Attachment “A6” to the Purchase Agreement;

WHEREAS, Buyer requested and Embraer has agreed to implement  certain changes to the Aircraft configuration which caused an [***] in the Aircraft Basic Price, and [***].

WHEREAS, The Attachment “A” EMBRAER 175 Aircraft Configuration applicable to the SkyWest/Delta Air Lines Aircraft set forth in Amendment 11, Attachment “A6”, is hereby replaced in its entirety with new Attachment “A6” attached hereto.

NOW, THEREFORE, for good and valuable consideration, which is hereby acknowledged by the Parties, Embraer and Buyer agree as follows:

1.CONFIGURATION CHANGES TO THE SKYWEST/DELTA AIRCRAFT

In accordance with Buyer’s requests defined during a dedicated meeting held at Delta’s facilities, the following modifications will be incorporated since the first SkyWest/Delta Air Lines Aircraft delivery:

[***]

2.PRICE

As a result of the changes referred to in Article 1 above, Article 3.1 of the Purchase Agreement is hereby deleted and replaced as follows:

“3.1The Aircraft Basic Price, in United States dollars, for each Aircraft is [***]: [***]”

3. [***]

COM0666-15 Amendment No.13 to PA COM0028-13	Page 1 of 3

AMENDMENT No. 13 TO PURCHASE AGREEMENT COM0028-13

4.REINSTATEMENT OF PURCHASE AGREEMENT

All other provisions and conditions of the referenced Purchase Agreement, as well as its related Attachments and Letter Agreement, which are not specifically modified by this Amendment No. 13, shall remain in full force and effect without any change.

5.COUNTERPARTS

This Amendment No. 13 may be signed by the Parties hereto in any number of separate counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument and all of which when taken together shall constitute one and the same instrument.

This Amendment No. 13 may be signed by facsimile with originals duly signed to follow by an internationally recognized courier.

[SIGNATURE PAGE FOLLOWS]

COM0666-15 Amendment No.13 to PA COM0028-13	Page 2 of 3

AMENDMENT No. 13 TO PURCHASE AGREEMENT COM0028-13

IN WITNESS WHEREOF, Embraer and Buyer, by their duly authorized officers, have entered into and executed this Amendment No. 13 to be effective as of the date first written above.

EMBRAER S.A.		SKYWEST INC.

By:	/s/ Luís Carlos Affonso	By:	/s/ Wade Steel
Name:	Luís Carlos Affonso	Name:	Wade Steel
Title:	Senior Vice President	Title:	Chief Commercial Officer
Operations & COO
Commercial Aviation

By:	/s/ Adriana Sarlo
Name:	Adriana Sarlo
Title:	Vice President, Contracts
Commercial Aviation

Place:	São José dos Campos, SP.Brazil	Place:	St. George, Utah, USA

COM0666-15 Amendment No.13 to PA COM0028-13	Page 3 of 3

ATTACHMENT A6 EMBRAER 175 AIRCRAFT CONFIGURATION (SkyWest/Delta Air Lines)

1.	STANDARD AIRCRAFT

The Aircraft EMBRAER 175 (certification designation ERJ 170-200 LR) shall be manufactured according to [***] although not attached hereto, is incorporated herein by reference, and (ii) the characteristics described in the items below.

2.	OPTIONAL EQUIPMENT:

[***]

3.	FINISHING

The Aircraft will be delivered to Buyer as follows:

3.1	EXTERIOR FINISHING:

The fuselage of the Aircraft shall be painted according to Buyer’s colour and paint scheme, which shall be supplied to Embraer by Buyer on or before [***] prior to the first Aircraft Contractual Delivery Date. The wings and the horizontal stabilizer shall be supplied in the standard colours, i.e., grey BAC707.

The choices of colour and paint scheme made by Buyer shall apply to all Aircraft, unless Buyer provides written notice of a new colour and paint scheme not less than [***] prior to the relevant Aircraft Contractual Delivery Date.

3.2	INTERIOR FINISHING:

Buyer shall inform Embraer during the customer check list definition (“CCL”), to be held no later than [***] prior to the applicable Aircraft Contractual Delivery Date, of its choice of materials and colours of all and any item of interior finishing such as seat covers, carpet, floor lining on galley areas, side walls and overhead lining, galley lining and curtain, from the choices offered by and available at Embraer. In case Buyer opts to use different materials and/or patterns, Embraer will submit to Buyer a Proposal of Major Change (“PMC”) describing the impacts of such option, if any. Should Buyer not approve such PMC, the interior shall be built according to the choices offered by and  available at Embraer.

Once defined, for the applicable CCL the choices of interior finishing made by Buyer shall apply to all applicable Aircraft. If Buyer requires an interior finishing for any Aircraft that is different from the original one informed to Embraer, Buyer shall present a written request to Embraer not less than [***] prior to the relevant Aircraft Contractual Delivery Date and Embraer will submit the relevant quotation to the approval of Buyer within [***] from the date such request is received by Embraer. Should Buyer not approve the quotation, the interior of relevant Aircraft shall be built according to the original choice of Buyer.

Attachment “A6” to Amendment No. 13 to Purchase Agreement COM0028-13	Page 1 of 3

ATTACHMENT A6 EMBRAER 175 AIRCRAFT CONFIGURATION (SkyWest/Delta Air Lines)

3.3	BUYER FURNISHED EQUIPMENT (BFE) AND BUYER INSTALLED EQUIPMENT (BIE):

Buyer may choose to have carpets, tapestries, seat covers and curtain fabrics supplied to Embraer for installation in the Aircraft as BFE. Materials shall conform to the required standards and comply with all applicable regulations and airworthiness requirements. Delays in the delivery of BFE equipment or quality restrictions that prevent the installation thereof in the time frame required by the Aircraft manufacturing process shall entitle Embraer to either delay the delivery of the Aircraft for a period related to the delay of the BFE or present the Aircraft to Buyer without such BFE, in which case Buyer shall not be entitled to refuse acceptance of the Aircraft.

All BFE equipment shall be delivered in DDP conditions (INCOTERMS 2010) to C&D Zodiac – 14 Centerpointe Drive, La Palma, CA 90623, USA, or to another place to be timely informed by Embraer.

Galley inserts (such as coffee makers, water boilers, ovens), trolleys and standard units and medical kits, defibrillators and wheelchairs, as well as any other equipment classified as medical or pharmaceutical product, shall be acquired by Buyer and installed on the Aircraft by Buyer after delivery thereof as BIE.

Notwithstanding the above, Buyer shall [***] in [***].

3.4	EMBRAER RIGHT TO PERFORM FOR BUYER:

If, after written notice from Embraer to Buyer, Buyer fails to make any choice or definition which Buyer is required to make within [***] after such notice regarding the exterior and interior finishing of any Aircraft or to inform Embraer thereof, Embraer shall have the right, but not the obligation, to tender the Aircraft for delivery (a) painted white and (b) fitted with an interior finishing selected by Embraer at its reasonable discretion.

The taking of any such action by Embraer pursuant to this Article shall not constitute a waiver or release of any obligation of Buyer under the Purchase Agreement, nor a waiver of any event of default which may arise out of Buyer’s non-performance of such obligation, nor an election or waiver by Embraer of any remedy or right available to Embraer under the Purchase Agreement.

No compensation to Buyer or reduction of the Aircraft Basic Price shall be due by virtue of the taking of any such actions by Embraer and Embraer shall be entitled to charge Buyer for the amount of the reasonable expenses incurred by Embraer in connection with the performance of or compliance with such agreement, as the case may be, payable by Buyer within [***] from the presentation of the respective invoice by Embraer to Buyer.

4.	REGISTRATION MARKS, TRANSPONDER AND ELT CODES:

The Aircraft shall be delivered to Buyer with the registration marks painted on them. The registration marks, the transponder code and ELT protocol coding shall be supplied to Embraer by Buyer no later than [***] before each relevant Aircraft Contractual Delivery. Embraer shall be entitled to tender the Aircraft for delivery to Buyer without registration marks, with an inoperative transponder

Attachment “A6” to Amendment No. 13 to Purchase Agreement COM0028-13	Page 2 of 3

ATTACHMENT A6 EMBRAER 175 AIRCRAFT CONFIGURATION (SkyWest/Delta Air Lines)

and without setting the ELT protocol coding in case Buyer fails to supply such information to Embraer in due time.

5.	EXPORT CONTROL ITEMS

The Aircraft contains (i) an IESI (Integrated Electronic Standby Instrument System) manufactured by Thales Avionics with an embedded QRS-11 gyroscopic microchip used for emergency backup and flight safety information, and (ii) IRU (Inertial Reference Unit) manufactured by Honeywell International. The IESI and the IRU that are incorporated into this Aircraft are subject to export control under United States of America law. Transfer or re-export of such items (whether or not incorporated into the Aircraft), as well as their related technology and software may require prior authorization from the US Government.

IT IS HEREBY AGREED AND UNDERSTOOD BY THE PARTIES THAT IF THERE IS ANY CONFLICT BETWEEN THE TERMS OF THIS ATTACHMENT “A6” AND THE TERMS OF THE TECHNICAL DESCRIPTION ABOVE REFERRED, THE TERMS OF THIS ATTACHMENT “A6” SHALL PREVAIL.

Attachment “A6” to Amendment No. 13 to Purchase Agreement COM0028-13	Page 3 of 3

[***]

[***]

Attachment “F5” – Amendment No. 13 to Purchase Agreement COM0028-13	Page 1 of 1

AMENDMENT No. 14 TO PURCHASE AGREEMENT COM0028-13

This Amendment No.14 COM0097-16 (the “Amendment No.14”) dated as of February, 29, 2016 is between Embraer S.A. (“Embraer”) and SkyWest Inc. (“Buyer”), collectively referred to herein as the “Parties”, and constitutes an amendment and modification to Purchase Agreement COM0028-13 dated February 15, 2013 as amended from time to time (the “Purchase Agreement”).

All capitalized terms not otherwise defined herein shall have the same meaning when used herein as provided in the Purchase Agreement and in case of any conflict between this Amendment No. 14 and the Purchase Agreement, this Amendment No. 14 shall control.

WHEREAS, Buyer and Embraer have agreed to anticipate the Contractual Delivery Date of Aircraft [***] from [***] to [***].

NOW, THEREFORE, for good and valuable consideration which is hereby acknowledged Embraer and Buyer hereby agree as follows:

1.DELIVERY OF FIRM AIRCRAFT AND OPTION AIRCRAFT

The Attachment G to the Purchase Agreement is hereby deleted and replaced in its entirety by the Attachment G attached to this Amendment No.14.

2.REINSTATEMENT OF PURCHASE AGREEMENT

All other provisions and conditions of the referenced Purchase Agreement, as well as its related Attachments and Letter Agreement, which are not specifically modified by this Amendment No. 14 shall remain in full force and effect without any change.

3.COUNTERPARTS

This Amendment No. 14 may be executed by the Parties hereto in any number of separate counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument and all of which when taken together shall constitute one and the same instrument. This Amendment No. 14 may be signed by facsimile with originals to follow by an internationally recognized courier.

[INTENTIONALLY LEFT BLANK – SIGNATURE PAGE FOLLOWS]

Amendment No. 14 to the Purchase Agreement COM0028-13 COM0097-16	Page 1 of 2

IN WITNESS WHEREOF, EMBRAER and BUYER, by their duly authorized officers, have entered into and executed this Amendment No. 14 to Purchase Agreement to be effective as of the date first written above.

EMBRAER S.A.		SKYWEST INC.

By:	/s/ Luís Carlos Affonso	By:	/s/ Wade Steel
Name:	Luís Carlos Affonso	Name:	Wade Steel
Title:	Senior Vice President	Title:	CCO
Operations & COO
Commercial Aviation

By:	/s/ Adriana Sarlo
Name:	Adriana Sarlo
Title:	Vice President, Contracts	Date:	February 21, 2016
	Commercial Aviation	Place:	St. George, Utah, USA

Witness:		Witness:	/s/ Darin T. Hafen
Name:		Name:	Darin T. Hafen

Amendment No. 14 to the Purchase Agreement COM0028-13 COM0097-16	Page 2 of 2

ATTACHMENT “G” AIRCRAFT DELIVERY SCHEDULE

1.	Aircraft Delivery Schedule (ref. Purchase Agreement Article 5)

[***]

2.	Option Aircraft Delivery Schedule (ref. Purchase Agreement Article 21)

[***]

Attachment “G” to Amendment No. 14 to Purchase Agreement COM0028-13 COM0097-16	Page 1 of 1

AMENDMENT No. 15 TO PURCHASE AGREEMENT COM0028-13

This Amendment No. 15 to the Purchase Agreement COM0028-13, dated as of May 31 2016 (“Amendment No. 15”) relates to Purchase Agreement COM0028-13 between Embraer S.A. (“Embraer”) and SkyWest Inc. (“Buyer”) dated February 15, 2013, as amended from time to time (the “Purchase Agreement” or the “Agreement”). This Amendment No. 15 is between Embraer and Buyer, collectively referred to herein as the “Parties”.

This Amendment No. 15 sets forth additional agreements between Embraer and Buyer with respects to the matters set forth herein.

Except as otherwise provided for herein, all terms of the Purchase Agreement shall remain in full force and effect. All capitalized terms used in this Amendment No. 15 which are not defined herein shall have the meaning given in the Purchase Agreement. In the event of any conflict between this Amendment No. 15 and the Purchase Agreement, the terms, conditions and provisions of this Amendment No. 15 shall control.

WHEREAS, Buyer and Embraer have agreed to terminate [***] SkyWest/Alaska Airlines Aircraft;

WHEREAS, as a consequence of this termination, Buyer shall have [***] Aircraft, [***] Purchase Right Aircraft and [***] Option Aircraft; and

NOW, THEREFORE, for good and valuable consideration which is hereby acknowledged, Embraer and Buyer hereby agree as follows:

1.Termination of [***] SkyWest/Alaska Airlines Aircraft

Buyer and Embraer hereby agree to the termination of [***] firm Aircraft in SkyWest/Alaska Airlines configuration, and such terminated Aircraft are removed from Exhibit G (as revised and attached hereto as Exhibit 1).

[***]

2.Subject

Article 2 of the Purchase Agreement shall be deleted and replaced by the following: “Subject to the terms and conditions of this Agreement:

2.1Embraer shall sell and deliver and Buyer shall purchase and take delivery of [***] Aircraft;

2.2Embraer shall provide to Buyer the Services and the Technical Publications as described in Attachment “B” to this Agreement; and

2.3Buyer shall have the option to purchase up to [***] Option Aircraft, in accordance with Article 21 of the Purchase Agreement, and the right to purchase [***] Purchase Right Aircraft, in accordance with Article 22 of the Purchase Agreement.”

Amendment No. 15 to Purchase Agreement COM0028-13 COM0269-16	Page 1 of 3

3.Price

Article 3 of the Purchase Agreement shall be deleted and replaced by the following: “3.1The Aircraft Basic Price, in United States dollars, for each Aircraft is [***]:

[***]”

4.Contractual Delivery Date

Buyer and Embraer have agreed on new delivery dates of certain Aircraft. Attachment “G” to the Purchase Agreement is then hereby deleted and replaced by a new Attachment “G” which is hereby incorporated into the Purchase Agreement as presented in Exhibit 1 to this Amendment No. 15.

5.Counterparts

This Agreement may be signed by the parties hereto in any number of separate counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument and all of which when taken together shall constitute one and the same instrument.

6.Miscellaneous

All other terms and conditions of the Purchase Agreement, which are not specifically amended by this Amendment No. 15, shall remain in full force and effect without any change.

SIGNATURE PAGE FOLLOWS

Amendment No. 15 to Purchase Agreement COM0028-13 COM0269-16	Page 2 of 3

IN WITNESS WHEREOF, EMBRAER and BUYER, by their duly authorized officers, have entered into and executed this Amendment No. 15 to Purchase Agreement to be effective as of the date first written above.

EMBRAER S.A.		SKYWEST INC.

By:	/s/ Mauro Kern	By:	/s/ Wade Steel
Name:	Mauro Kern	Name:	Wade Steel
Title:	COO – Chief Operating	Title:	CCO
Officer

By:	/s/ Adriana Sarlo
Name:	Adriana Sarlo
Title:	Vice President, Contracts
Commercial Aviation

Date:	May 31, 2016	Date:	May 20, 2016
Place:	São José dos Campos, S.P.- Brazil	Place:	St. George, Utah, USA

Witness:		Witness:	/s/ Darin T. Hafen
Name:		Name:	Darin T. Hafen

Amendment No. 15 to Purchase Agreement COM0028-13 COM0269-16	Page 3 of 3

ATTACHMENT “G” AIRCRAFT DELIVERY SCHEDULE

1.	Aircraft Delivery Schedule (ref. Purchase Agreement Article 5)

[***]

Exhibit 1: Attachment “G” to Amendment No. 15 to Purchase Agreement COM0028-13 COM0269-16	Page 1 of 2

ATTACHMENT “G” AIRCRAFT DELIVERY SCHEDULE

2.	Option Aircraft Delivery Schedule (ref. Purchase Agreement Article 21)

[***]

Exhibit 1: Attachment “G” to Amendment No. 15 to Purchase Agreement COM0028-13 COM0269-16	Page 2 of 2

AMENDMENT No. 16 TO PURCHASE AGREEMENT COM0028-13

This Amendment No. 16 COM0301-16 (the “Amendment No. 16”) dated as of June 13, 2016 is between Embraer S.A. (“Embraer”) and SkyWest Inc. (“Buyer”), collectively referred to herein as the “Parties”, and constitutes an amendment and modification to Purchase Agreement COM0028-13, dated February 15, 2013, as amended from time to time (the “Purchase Agreement”).

All capitalized terms not otherwise defined herein shall have the same meaning when used herein as provided in the Purchase Agreement and in case of any conflict between this Amendment No. 16 and the Purchase Agreement, this Amendment No. 16 shall control.

WHEREAS, Buyer has requested and Embraer has agreed to modify certain items of the SkyWest/United Airlines Aircraft and SkyWest/Alaska Airlines Aircraft (collectively “Aircraft”) specific configuration.

NOW, THEREFORE, for good and valuable consideration, which is hereby acknowledged by the Parties, Embraer and Buyer agree as follows:

1.CONFIGURATION CHANGES TO THE SKYWEST/UNITED AIRCRAFT AND SKYWEST/ALASKA AIRCRAFT

[***]

2.PRICE

As a result of the changes referred to in Article 1 above, Article 3.1 of the Purchase Agreement is hereby deleted and replaced as follows:

“3.1The Aircraft Basic Price, in United States dollars, for each Aircraft is [***]: [***]

3.ATTACHMENT CHANGE

3.1As a result of the changes referred to in Article 1 above, the Attachment “A7” and “A8” shall be included to the Purchase Agreement by this Amendment No. 16.

3.2As a result of the changes referred to in Article 1 above, the Attachment “[***]” and “[***]” shall be included to the Purchase Agreement by this Amendment No. 16.

3.3As a result of the changes referred to in Article 1 above, the Attachment “[***]” and “[***]” are hereby deleted and replaced in there entirety by the Attachment “[***]” and “[***]” attached to this Amendment No.16.

COM0301-16 Amendment No.16 to PA COM0028-13	Page 1 of 3

AMENDMENT No. 16 TO PURCHASE AGREEMENT COM0028-13

For purposes of clarity, as to each of the Aircraft, the applicable Attachment “[***]” is as provided below, as such Attachment “[***]” may be amended from time to time:

[***]

4.DELIVERY

The Attachment G to the Purchase Agreement is hereby deleted and replaced in its entirety by the Attachment G attached to this Amendment No.16.

5.REINSTATEMENT OF PURCHASE AGREEMENT

All other provisions and conditions of the referenced Purchase Agreement, as well as its related Attachments and Letter Agreement, which are not specifically modified by this Amendment No. 16, shall remain in full force and effect without any change.

6.COUNTERPARTS

This Amendment No. 16 may be signed by the Parties hereto in any number of separate counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument and all of which when taken together shall constitute one and the same instrument.

This Amendment No. 16 may be signed by facsimile with originals duly signed to follow by an internationally recognized courier.

[SIGNATURE PAGE FOLLOWS]

COM0301-16 Amendment No.16 to PA COM0028-13	Page 2 of 3

AMENDMENT No. 16 TO PURCHASE AGREEMENT COM0028-13

IN WITNESS WHEREOF, Embraer and Buyer, by their duly authorized officers, have entered into and executed this Amendment No. 16 to be effective as of the date first written above.

EMBRAER S.A.		SKYWEST, INC.

By:	/s/ Luís Carlos Affonso	By:	/s/ Wade Steel
Name:	Luís Carlos Affonso	Name:	Wade Steel
Title:	Chief Operating Officer	Title:	CCO
Commercial Aviation

By:	/s/ Adriana Sarlo
Name:	Adriana Sarlo
Title:	Vice President, Contracts
Commercial Aviation

Place: São José dos Campos, SP. Brazil		Place: St. George, Utah, USA

COM0301-16 Amendment No.16 to PA COM0028-13	Page 3 of 3

ATTACHMENT “A7” EMBRAER 175 AIRCRAFT CONFIGURATION (SkyWest/United Airlines)

1.	STANDARD AIRCRAFT

The Aircraft EMBRAER 175 (certification designation ERJ 170-200 LR) shall be manufactured according to [***] although not attached hereto, is incorporated herein by reference, and (ii) the characteristics described in the items below.

2.	OPTIONAL EQUIPMENT:

[***]

3.	FINISHING

The Aircraft will be delivered to Buyer as follows:

3.1	EXTERIOR FINISHING:

The fuselage of the Aircraft shall be painted according to Buyer’s colour and paint scheme, which shall be supplied to Embraer by Buyer on or before [***] prior to the first Aircraft Contractual Delivery Date. The wings and the horizontal stabilizer shall be supplied in the standard colours, i.e., grey BAC707.

The choices of colour and paint scheme made by Buyer shall apply to all Aircraft, unless Buyer provides written notice of a new colour and paint scheme not less than [***] prior to the relevant Aircraft Contractual Delivery Date.

3.2	INTERIOR FINISHING:

Buyer shall inform Embraer during the customer check list definition (“CCL”), to be held no later than [***] prior to the applicable Aircraft Contractual Delivery Date, of its choice of materials and colours of all and any item of interior finishing such as seat covers, carpet, floor lining on galley areas, side walls and overhead lining, galley lining and curtain, from the choices offered by and available at Embraer. In case Buyer opts to use different materials and/or patterns, Embraer will submit to Buyer a Proposal of Major Change (“PMC”) describing the impacts of such option, if any. Should Buyer not approve such PMC, the interior shall be built according to the choices offered by and available at Embraer.

Once defined, for the applicable CCL the choices of interior finishing made by Buyer shall apply to all applicable Aircraft. If Buyer requires an interior finishing for any Aircraft that is different from the original one informed to Embraer, Buyer shall present a written request to Embraer not less than [***] prior to the relevant Aircraft Contractual Delivery Date and Embraer will submit the relevant quotation to the approval of Buyer within [***] from the date such request is received by Embraer. Should Buyer not approve the quotation, the interior of relevant Aircraft shall be built according to the original choice of Buyer.

Attachment “A7” to Amendment No. 16 to Purchase Agreement COM0028-13	Page 1 of 3

ATTACHMENT “A7” EMBRAER 175 AIRCRAFT CONFIGURATION (SkyWest/United Airlines)

3.3	BUYER FURNISHED EQUIPMENT (BFE) AND BUYER INSTALLED EQUIPMENT (BIE):

Buyer may choose to have carpets, tapestries, seat covers and curtain fabrics supplied to Embraer for installation in the Aircraft as BFE. Materials shall conform to the required standards and comply with all applicable regulations and airworthiness requirements. Delays in the delivery of BFE equipment or quality restrictions that prevent the installation thereof in the time frame required by the Aircraft manufacturing process shall entitle Embraer to either delay the delivery of the Aircraft for a period related to the delay of the BFE or present the Aircraft to Buyer without such BFE, in which case Buyer shall not be entitled to refuse acceptance of the Aircraft.

All BFE equipment shall be delivered in DDP conditions (INCOTERMS 2010) to C&D Zodiac – 14 Centerpointe Drive, La Palma, CA 90623, USA, or to another place to be timely informed by Embraer.

Galley inserts (such as coffee makers, water boilers, ovens), trolleys and standard units and medical kits, defibrillators and wheelchairs, as well as any other equipment classified as medical or pharmaceutical product, shall be acquired by Buyer and installed on the Aircraft by Buyer after delivery thereof as BIE.

Notwithstanding the above, Buyer shall [***] in [***].

3.4	EMBRAER RIGHT TO PERFORM FOR BUYER:

If, after written notice from Embraer to Buyer, Buyer fails to make any choice or definition which Buyer is required to make within [***] after such notice regarding the exterior and interior finishing of any Aircraft or to inform Embraer thereof, Embraer shall have the right, but not the obligation, to tender the Aircraft for delivery (a) painted white and (b) fitted with an interior finishing selected by Embraer at its reasonable discretion.

The taking of any such action by Embraer pursuant to this Article shall not constitute a waiver or release of any obligation of Buyer under the Purchase Agreement, nor a waiver of any event of default which may arise out of Buyer’s non-performance of such obligation, nor an election or waiver by Embraer of any remedy or right available to Embraer under the Purchase Agreement.

No compensation to Buyer or reduction of the Aircraft Basic Price shall be due by virtue of the taking of any such actions by Embraer and Embraer shall be entitled to charge Buyer for the amount of the reasonable expenses incurred by Embraer in connection with the performance of or compliance with such agreement, as the case may be, payable by Buyer within [***] from the presentation of the respective invoice by Embraer to Buyer.

Attachment “A7” to Amendment No. 16 to Purchase Agreement COM0028-13	Page 2 of 3

ATTACHMENT “A7” EMBRAER 175 AIRCRAFT CONFIGURATION (SkyWest/United Airlines)

4.	REGISTRATION MARKS, TRANSPONDER AND ELT CODES:

The Aircraft shall be delivered to Buyer with the registration marks painted on them. The registration marks, the transponder code and ELT protocol coding shall be supplied to Embraer by Buyer no later than [***] before each relevant Aircraft Contractual Delivery. Embraer shall be entitled to tender the Aircraft for delivery to Buyer without registration marks, with an inoperative transponder and without setting the ELT protocol coding in case Buyer fails to supply such information to Embraer in due time.

5.	EXPORT CONTROL ITEMS

The Aircraft contains (i) an IESI (Integrated Electronic Standby Instrument System) manufactured by Thales Avionics with an embedded QRS-11 gyroscopic microchip used for emergency backup and flight safety information, and (ii) IRU (Inertial Reference Unit) manufactured by Honeywell International. The IESI and the IRU that are incorporated into this Aircraft are subject to export control under United States of America law. Transfer or re-export of such items (whether or not incorporated into the Aircraft), as well as their related technology and software may require prior authorization from the US Government.

IT IS HEREBY AGREED AND UNDERSTOOD BY THE PARTIES THAT IF THERE IS ANY CONFLICT BETWEEN THE TERMS OF THIS ATTACHMENT “A7” AND THE TERMS OF THE TECHNICAL DESCRIPTION ABOVE REFERRED, THE TERMS OF THIS ATTACHMENT “A7” SHALL PREVAIL.

Attachment “A7” to Amendment No. 16 to Purchase Agreement COM0028-13	Page 3 of 3

ATTACHMENT A8 EMBRAER 175 AIRCRAFT CONFIGURATION (SkyWest/Alaska Airlines)

1.	STANDARD AIRCRAFT

The Aircraft EMBRAER 175 (certification designation ERJ 170-200 LR) shall be manufactured according to [***] although not attached hereto, is incorporated herein by reference, and (ii) the characteristics described in the items below.

2.	OPTIONAL EQUIPMENT:

[***]

3.	FINISHING

The Aircraft will be delivered to Buyer as follows:

3.1	EXTERIOR FINISHING:

The fuselage of the Aircraft shall be painted according to Buyer’s colour and paint scheme, which shall be supplied to Embraer by Buyer on or before [***] prior to the first Aircraft Contractual Delivery Date. The wings and the horizontal stabilizer shall be supplied in the standard colours, i.e., grey BAC707.

The choices of colour and paint scheme made by Buyer shall apply to all Aircraft, unless Buyer provides written notice of a new colour and paint scheme not less than [***] prior to the relevant Aircraft Contractual Delivery Date.

3.2	INTERIOR FINISHING:

Buyer shall inform Embraer during the customer check list definition (“CCL”), to be held no later than [***] prior to the applicable Aircraft Contractual Delivery Date, of its choice of materials and colours of all and any item of interior finishing such as seat covers, carpet, floor lining on galley areas, side walls and overhead lining, galley lining and curtain, from the choices offered by and available at Embraer. In case Buyer opts to use different materials and/or patterns, Embraer will submit to Buyer a Proposal of Major Change (“PMC”) describing the impacts of such option, if any. Should Buyer not approve such PMC, the interior shall be built according to the choices offered by and available at Embraer.

Once defined, for the applicable CCL the choices of interior finishing made by Buyer shall apply to all applicable Aircraft. If Buyer requires an interior finishing for any Aircraft that is different from the original one informed to Embraer, Buyer shall present a written request to Embraer not less than [***] prior to the relevant Aircraft Contractual Delivery Date and Embraer will submit the relevant quotation to the approval of Buyer within [***] from the date such request is received by Embraer. Should Buyer not approve the quotation, the interior of relevant Aircraft shall be built according to the original choice of Buyer.

Attachment “A8” to Amendment No. 16 to Purchase Agreement COM0028-13	Page 1 of 3

ATTACHMENT A8 EMBRAER 175 AIRCRAFT CONFIGURATION (SkyWest/Alaska Airlines)

3.3	BUYER FURNISHED EQUIPMENT (BFE) AND BUYER INSTALLED EQUIPMENT (BIE):

Buyer may choose to have carpets, tapestries, seat covers and curtain fabrics supplied to Embraer for installation in the Aircraft as BFE. Materials shall conform to the required standards and comply with all applicable regulations and airworthiness requirements. Delays in the delivery of BFE equipment or quality restrictions that prevent the installation thereof in the time frame required by the Aircraft manufacturing process shall entitle Embraer to either delay the delivery of the Aircraft for a period related to the delay of the BFE or present the Aircraft to Buyer without such BFE, in which case Buyer shall not be entitled to refuse acceptance of the Aircraft.

All BFE equipment shall be delivered in DDP conditions (INCOTERMS 2010) to C&D Zodiac – 14 Centerpointe Drive, La Palma, CA 90623, USA, or to another place to be timely informed by Embraer.

Galley inserts (such as coffee makers, water boilers, ovens), trolleys and standard units and medical kits, defibrillators and wheelchairs, as well as any other equipment classified as medical or pharmaceutical product, shall be acquired by Buyer and installed on the Aircraft by Buyer after delivery thereof as BIE.

Notwithstanding the above, Buyer shall [***] in [***].

3.4	EMBRAER RIGHT TO PERFORM FOR BUYER:

If, after written notice from Embraer to Buyer, Buyer fails to make any choice or definition which Buyer is required to make within [***] after such notice regarding the exterior and interior finishing of any Aircraft or to inform Embraer thereof, Embraer shall have the right, but not the obligation, to tender the Aircraft for delivery (a) painted white and (b) fitted with an interior finishing selected by Embraer at its reasonable discretion.

The taking of any such action by Embraer pursuant to this Article shall not constitute a waiver or release of any obligation of Buyer under the Purchase Agreement, nor a waiver of any event of default which may arise out of Buyer’s non-performance of such obligation, nor an election or waiver by Embraer of any remedy or right available to Embraer under the Purchase Agreement.

No compensation to Buyer or reduction of the Aircraft Basic Price shall be due by virtue of the taking of any such actions by Embraer and Embraer shall be entitled to charge Buyer for the amount of the reasonable expenses incurred by Embraer in connection with the performance of or compliance with such agreement, as the case may be, payable by Buyer within [***] from the presentation of the respective invoice by Embraer to Buyer.

4.	REGISTRATION MARKS, TRANSPONDER AND ELT CODES:

The Aircraft shall be delivered to Buyer with the registration marks painted on them. The registration marks, the transponder code and ELT protocol coding shall be supplied to Embraer by Buyer no later than [***] before each relevant Aircraft Contractual Delivery. Embraer shall be entitled to tender the Aircraft for delivery to Buyer without registration marks, with an inoperative transponder

Attachment “A8” to Amendment No. 16 to Purchase Agreement COM0028-13	Page 2 of 3

ATTACHMENT A8 EMBRAER 175 AIRCRAFT CONFIGURATION (SkyWest/Alaska Airlines)

and without setting the ELT protocol coding in case Buyer fails to supply such information to Embraer in due time.

5.	EXPORT CONTROL ITEMS

The Aircraft contains (i) an IESI (Integrated Electronic Standby Instrument System) manufactured by Thales Avionics with an embedded QRS-11 gyroscopic microchip used for emergency backup and flight safety information, and (ii) IRU (Inertial Reference Unit) manufactured by Honeywell International. The IESI and the IRU that are incorporated into this Aircraft are subject to export control under United States of America law. Transfer or re-export of such items (whether or not incorporated into the Aircraft), as well as their related technology and software may require prior authorization from the US Government.

IT IS HEREBY AGREED AND UNDERSTOOD BY THE PARTIES THAT IF THERE IS ANY CONFLICT BETWEEN THE TERMS OF THIS ATTACHMENT “A8” AND THE TERMS OF THE TECHNICAL DESCRIPTION ABOVE REFERRED, THE TERMS OF THIS ATTACHMENT “A8” SHALL PREVAIL.

Attachment “A8” to Amendment No. 16 to Purchase Agreement COM0028-13	Page 3 of 3

[***]

[***]

Attachment “F3” – Amendment No. 16 to Purchase Agreement COM0028-13	Page 1 of 1

[***]

[***]

Attachment “F4” – Amendment No. 16 to Purchase Agreement COM0028-13	Page 1 of 1

[***]

[***]

Attachment “F6” – Amendment No. 16 to Purchase Agreement COM0028-13	Page 1 of 1

[***]

[***]

Attachment “F7” – Amendment No. 16 to Purchase Agreement COM0028-13	Page 1 of 1

ATTACHMENT “G” AIRCRAFT DELIVERY SCHEDULE

1.Aircraft Delivery Schedule (ref. Purchase Agreement Article 5)

[***]

Exhibit 1: Attachment “G” to Amendment No.16 to Purchase Agreement COM0028-13 COM0269-16	Page 1 of 2

ATTACHMENT “G” AIRCRAFT DELIVERY SCHEDULE

2.	Option Aircraft Delivery Schedule (ref. Purchase Agreement Article 21)

[***]

Exhibit 1: Attachment “G” to Amendment No.16 to Purchase Agreement COM0028-13 COM0269-16	Page 2 of 2

AMENDMENT No. 17 TO PURCHASE AGREEMENT COM0028-13

This Amendment No.17 COM 0311-16 (the “Amendment No.17”) dated as of June 13, 2016 is between Embraer S.A. (“Embraer”) and SkyWest Inc. (“Buyer”), collectively referred to herein as the “Parties”, and constitutes an amendment and modification to Purchase Agreement COM0028-13 dated February 15, 2013 as amended from time to time (the “Purchase Agreement”).

All capitalized terms not otherwise defined herein shall have the same meaning when used herein as provided in the Purchase Agreement and in case of any conflict between this Amendment No. 17 and the Purchase Agreement, this Amendment No. 17 shall control.

WHEREAS, the Parties have agreed to anticipate the Contractual Delivery Date of certain Aircraft;

NOW, THEREFORE, for good and valuable consideration, which is hereby acknowledged by the Parties, Embraer and Buyer agree as follows:

1.DELIVERY

The Attachment G to the Purchase Agreement is hereby deleted and replaced in its entirety by the Attachment G to this Amendment No.17.

2.REINSTATEMENT OF PURCHASE AGREEMENT

All other provisions and conditions of the referenced Purchase Agreement, as well as its related Attachments and Letter Agreement, which are not specifically modified by this Amendment No. 17 shall remain in full force and effect without any change.

3.COUNTERPARTS

This Amendment No. 17 may be signed by the Parties hereto in any number of separate counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument and all of which when taken together shall constitute one and the same instrument.

This Amendment No. 17 may be signed by facsimile with originals duly signed to follow by an internationally recognized courier.

[INTENTIONALLY LEFT BLANK – SIGNATURE PAGE FOLLOWS]

COM0311-16 Amendment No.17 to PA COM0028-13	Page 1 of 2

AMENDMENT No. 17 TO PURCHASE AGREEMENT COM0028-13

IN WITNESS WHEREOF, Embraer and Buyer, by their duly authorized officers, have entered into and executed this Amendment No. 17 to be effective as of the date first written above.

EMBRAER S.A.		SKYWEST, INC.

By:	/s/ Luís Carlos Affonso	By:	/s/ Wade Steel
Name:	Luís Carlos Affonso	Name:	Wade Steel
Title:	Chief Operating Officer	Title:	CCO
Commercial Aviation

By:	/s/ Adriana Sarlo
Name:	Adriana Sarlo
Title:	Vice President, Contracts
Commercial Aviation

Place:	São José dos Campos, SP Brazil	Place:	St. George, Utah, USA

COM0311-16 Amendment No.17 to PA COM0028-13	Page 2 of 2

ATTACHMENT “G” AIRCRAFT DELIVERY SCHEDULE

1.Aircraft Delivery Schedule (ref. Purchase Agreement Article 5)

[***]

Attachment “G” to Amendment No.17 to Purchase Agreement COM0028-13 COM0311-16	Page 1 of 2

ATTACHMENT “G” AIRCRAFT DELIVERY SCHEDULE

2.	Option Aircraft Delivery Schedule (ref. Purchase Agreement Article 21)

[***]

Attachment “G” to Amendment No.17 to Purchase Agreement COM0028-13 COM0311-16	Page 2 of 2

AMENDMENT No. 18 TO PURCHASE AGREEMENT COM0028-13

This Amendment No.18 COM0380-16 (the “Amendment No.18”) dated as of June 28th, 2016 is between Embraer S.A. (“Embraer”) and SkyWest Inc. (“Buyer”), collectively referred to herein as the “Parties”, and constitutes an amendment and modification to Purchase Agreement COM0028-13 dated February 15, 2013 as amended from time to time (the “Purchase Agreement”).

All capitalized terms not otherwise defined herein shall have the same meaning when used herein as provided in the Purchase Agreement and in case of any conflict between this Amendment No. 18 and the Purchase Agreement, this Amendment No. 18 shall control.

WHEREAS, the Parties have agreed to postpone the Contractual Delivery Date of certain Aircraft;

NOW, THEREFORE, for good and valuable consideration, which is hereby acknowledged by the Parties, Embraer and Buyer agree as follows:

1.DELIVERY

The Attachment G to the Purchase Agreement is hereby deleted and replaced in its entirety by the Attachment G to this Amendment No.18.

2.REINSTATEMENT OF PURCHASE AGREEMENT

All other provisions and conditions of the referenced Purchase Agreement, as well as its related Attachments and Letter Agreement, which are not specifically modified by this Amendment No. 18 shall remain in full force and effect without any change.

3.COUNTERPARTS

This Amendment No. 18 may be signed by the Parties hereto in any number of separate counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument and all of which when taken together shall constitute one and the same instrument.

This Amendment No. 18 may be signed by facsimile with originals duly signed to follow by an internationally recognized courier.

[INTENTIONALLY LEFT BLANK – SIGNATURE PAGE FOLLOWS]

COM0380-16 Amendment No.18 to PA COM0028-13	Page 1 of 2

AMENDMENT No. 18 TO PURCHASE AGREEMENT COM0028-13

IN WITNESS WHEREOF, Embraer and Buyer, by their duly authorized officers, have entered into and executed this Amendment No. 18 to be effective as of the date first written above.

EMBRAER S.A.		SKYWEST, INC.

By:	/s/ Luís Carlos Affonso	By:	/s/ Wade Steel
Name:	Luís Carlos Affonso	Name:	Wade Steel
Title:	Chief Operating Officer	Title:	CCO
Commercial Aviation

By:	/s/ Adriana Sarlo
Name:	Adriana Sarlo
Title:	Vice President, Contracts
Commercial Aviation

Place:	São José dos Campos, SP Brazil	Place:	St. George, Utah, USA

COM0380-16 Amendment No.18 to PA COM0028-13	Page 2 of 2

ATTACHMENT “G” AIRCRAFT DELIVERY SCHEDULE

1.Aircraft Delivery Schedule (ref. Purchase Agreement Article 5)

[***]

Attachment “G” to Amendment No.18 to Purchase Agreement COM0028-13 COM0380-16	Page 1 of 2

ATTACHMENT “G” AIRCRAFT DELIVERY SCHEDULE

2.	Option Aircraft Delivery Schedule (ref. Purchase Agreement Article 21)

[***]

Attachment “G” to Amendment No.18 to Purchase Agreement COM0028-13 COM0380-16	Page 2 of 2

AMENDMENT No. 19 TO PURCHASE AGREEMENT COM0028-13

This Amendment No. 19 COM0023-17 (the “Amendment No. 19”) dated as of March 27, 2017 is between Embraer S.A. (“Embraer”) and SkyWest Inc. (“Buyer”), collectively referred to herein as the “Parties”, and constitutes an amendment and modification to Purchase Agreement COM0028-13, dated February 15, 2013, as amended from time to time (the “Purchase Agreement”).

All capitalized terms not otherwise defined herein shall have the same meaning when used herein as provided in the Purchase Agreement and in case of any conflict between this Amendment No. 19 and the Purchase Agreement, this Amendment No. 19 shall control.

WHEREAS, Buyer has requested and Embraer has agreed to modify certain items of the SkyWest/Delta Air Lines Aircraft, SkyWest/United Airlines Aircraft and SkyWest/Alaska Airlines Aircraft (collectively “Aircraft”) specific configuration.

NOW, THEREFORE, for good and valuable consideration, which is hereby acknowledged by the Parties, Embraer and Buyer agree as follows:

1.CONFIGURATION CHANGES TO CERTAIN SKYWEST/DELTA AIR LINES AIRCRAFT, SKYWEST/UNITED AIRLINES AIRCRAFT AND SKYWEST/ALASKA AIRLINES AIRCRAFT

1.1CONFIGURATION CHANGE TO CERTAIN SKYWEST/DELTA AIR LINES AIRCRAFT AND SKYWEST/UNITED AIRLINES AIRCRAFT

[***]

1.2CHANGE TO CERTAIN SKYWEST/ALASKA AIRLINES AIRCRAFT AND SKYWEST/UNITED AIRLINES AIRCRAFT

[***]

2.PRICE

As a result of the changes referred to in Article 1 above, Article 3.1 of the Purchase Agreement is hereby deleted and replaced as follows:

“3.1The Aircraft Basic Price, in United States dollars, for each Aircraft is [***]: [***]

3.ATTACHMENT CHANGE

3.1As a result of the changes referred to in Article 1 above, the Attachments “A9”, “A10”, “A11” and “A12” shall be included to the Purchase Agreement by this Amendment No. 19.

COM0023-17 Amendment No.19 to PA COM0028-13	Page 1 of 3

AMENDMENT No. 19 TO PURCHASE AGREEMENT COM0028-13

3.2As a result of the changes referred to in Article 1 above, the Attachments “[***]”, “[***]”, “[***]” and “[***]” shall be included to the Purchase Agreement by this Amendment No. 19.

3.3As a result of the changes referred to in Article 1 above, the Attachments “[***]”, “[***]” and “[***]” are hereby deleted and replaced in their entirety by the Attachment “[***]”, [***] and “[***]” attached to this Amendment No.19.

3.4As a result of the changes referred to in Article 1 above, the Attachment “G” is hereby deleted and replaced in its entirety by the Attachment “G” to this Amendment No.19.

[***]

4.REINSTATEMENT OF PURCHASE AGREEMENT

All other provisions and conditions of the referenced Purchase Agreement, as well as its related Attachments and Letter Agreement, which are not specifically modified by this Amendment No. 19, shall remain in full force and effect without any change.

5.COUNTERPARTS

This Amendment No. 19 may be signed by the Parties hereto in any number of separate counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument and all of which when taken together shall constitute one and the same instrument.

This Amendment No. 19 may be signed by facsimile with originals duly signed to follow by an internationally recognized courier.

[SIGNATURE PAGE FOLLOWS]

COM0023-17 Amendment No.19 to PA COM0028-13	Page 2 of 3

AMENDMENT No. 19 TO PURCHASE AGREEMENT COM0028-13

IN WITNESS WHEREOF, Embraer and Buyer, by their duly authorized officers, have entered into and executed this Amendment No. 19 to be effective as of the date first written above.

EMBRAER S.A.		SKYWEST, INC.

By:	/s/ Luis Carlos Affonso	By:	/s/ Wade Steel
Name:	Luis Carlos Affonso	Name:	Wade Steel
Title:	Chief Operating Officer	Title:	CCO
Commercial Aviation

By:	/s/ Adriana Sarlo
Name:	Adriana Sarlo
Title:	Vice President, Contracts
Commercial Aviation

Place:	São José dos Campos, SP-Brazil	Place:	St. George, Utah, USA

COM0023-17 Amendment No.19 to PA COM0028-13	Page 3 of 3

ATTACHMENT A9 EMBRAER 175 AIRCRAFT CONFIGURATION (SkyWest/Delta Air Lines)

1.	STANDARD AIRCRAFT

The Aircraft EMBRAER 175 (certification designation ERJ 170-200 LR) shall be manufactured according to [***] although not attached hereto, is incorporated herein by reference, and (ii) the characteristics described in the items below.

2.	OPTIONAL EQUIPMENT:

[***]

3.	FINISHING

The Aircraft will be delivered to Buyer as follows:

3.1	EXTERIOR FINISHING:

The fuselage of the Aircraft shall be painted according to Buyer’s colour and paint scheme, which shall be supplied to Embraer by Buyer on or before [***] prior to the first Aircraft Contractual Delivery Date. The wings and the horizontal stabilizer shall be supplied in the standard colours, i.e., grey BAC707.

The choices of colour and paint scheme made by Buyer shall apply to all Aircraft, unless Buyer provides written notice of a new colour and paint scheme not less than [***] prior to the relevant Aircraft Contractual Delivery Date.

3.2	INTERIOR FINISHING:

Buyer shall inform Embraer during the customer check list definition (“CCL”), to be held no later than [***] prior to the applicable Aircraft Contractual Delivery Date, of its choice of materials and colours of all and any item of interior finishing such as seat covers, carpet, floor lining on galley areas, side walls and overhead lining, galley lining and curtain, from the choices offered by and available at Embraer. In case Buyer opts to use different materials and/or patterns, Embraer will submit to Buyer a Proposal of Major Change (“PMC”) describing the impacts of such option, if any. Should Buyer not approve such PMC, the interior shall be built according to the choices offered by and available at Embraer.

Once defined, for the applicable CCL the choices of interior finishing made by Buyer shall apply to all applicable Aircraft. If Buyer requires an interior finishing for any Aircraft that is different from the original one informed to Embraer, Buyer shall present a written request to Embraer not less than [***] prior to the relevant Aircraft Contractual Delivery Date and Embraer will submit the relevant quotation to the approval of Buyer within [***] from the date such request is received by Embraer. Should Buyer not approve the quotation, the interior of relevant Aircraft shall be built according to the original choice of Buyer.

Attachment “A9” to Amendment No. 19 to Purchase Agreement COM0028-13	Page 1 of 3

ATTACHMENT A9 EMBRAER 175 AIRCRAFT CONFIGURATION (SkyWest/Delta Air Lines)

3.3	BUYER FURNISHED EQUIPMENT (BFE) AND BUYER INSTALLED EQUIPMENT (BIE):

Buyer may choose to have carpets, tapestries, seat covers and curtain fabrics supplied to Embraer for installation in the Aircraft as BFE. Materials shall conform to the required standards and comply with all applicable regulations and airworthiness requirements. Delays in the delivery of BFE equipment or quality restrictions that prevent the installation thereof in the time frame required by the Aircraft manufacturing process shall entitle Embraer to either delay the delivery of the Aircraft for a period related to the delay of the BFE or present the Aircraft to Buyer without such BFE, in which case Buyer shall not be entitled to refuse acceptance of the Aircraft.

All BFE equipment shall be delivered in DDP conditions (INCOTERMS 2010) to C&D Zodiac – 14 Centerpointe Drive, La Palma, CA 90623, USA, or to another place to be timely informed by Embraer.

Galley inserts (such as coffee makers, water boilers, ovens), trolleys and standard units and medical kits, defibrillators and wheelchairs, as well as any other equipment classified as medical or pharmaceutical product, shall be acquired by Buyer and installed on the Aircraft by Buyer after delivery thereof as BIE.

Notwithstanding the above, Buyer shall [***] in [***].

3.4	EMBRAER RIGHT TO PERFORM FOR BUYER:

If, after written notice from Embraer to Buyer, Buyer fails to make any choice or definition which Buyer is required to make within [***] after such notice regarding the exterior and interior finishing of any Aircraft or to inform Embraer thereof, Embraer shall have the right, but not the obligation, to tender the Aircraft for delivery (a) painted white and (b) fitted with an interior finishing selected by Embraer at its reasonable discretion.

The taking of any such action by Embraer pursuant to this Article shall not constitute a waiver or release of any obligation of Buyer under the Purchase Agreement, nor a waiver of any event of default which may arise out of Buyer’s non-performance of such obligation, nor an election or waiver by Embraer of any remedy or right available to Embraer under the Purchase Agreement.

No compensation to Buyer or reduction of the Aircraft Basic Price shall be due by virtue of the taking of any such actions by Embraer and Embraer shall be entitled to charge Buyer for the amount of the reasonable expenses incurred by Embraer in connection with the performance of or compliance with such agreement, as the case may be, payable by Buyer within [***] from the presentation of the respective invoice by Embraer to Buyer.

4.	REGISTRATION MARKS, TRANSPONDER AND ELT CODES:

The Aircraft shall be delivered to Buyer with the registration marks painted on them. The registration marks, the transponder code and ELT protocol coding shall be supplied to Embraer by Buyer no later than [***] before each relevant Aircraft Contractual Delivery. Embraer shall be entitled to tender the Aircraft for delivery to Buyer without registration marks, with an inoperative transponder

Attachment “A9” to Amendment No. 19 to Purchase Agreement COM0028-13	Page 2 of 3

ATTACHMENT A9 EMBRAER 175 AIRCRAFT CONFIGURATION (SkyWest/Delta Air Lines)

and without setting the ELT protocol coding in case Buyer fails to supply such information to Embraer in due time.

5.	EXPORT CONTROL ITEMS

The Aircraft contains (i) an IESI (Integrated Electronic Standby Instrument System) manufactured by Thales Avionics with an embedded QRS-11 gyroscopic microchip used for emergency backup and flight safety information, and (ii) IRU (Inertial Reference Unit) manufactured by Honeywell International. The IESI and the IRU that are incorporated into this Aircraft are subject to export control under United States of America law. Transfer or re-export of such items (whether or not incorporated into the Aircraft), as well as their related technology and software may require prior authorization from the US Government.

IT IS HEREBY AGREED AND UNDERSTOOD BY THE PARTIES THAT IF THERE IS ANY CONFLICT BETWEEN THE TERMS OF THIS ATTACHMENT “A9” AND THE TERMS OF THE TECHNICAL DESCRIPTION ABOVE REFERRED, THE TERMS OF THIS ATTACHMENT “A9” SHALL PREVAIL.

Attachment “A9” to Amendment No. 19 to Purchase Agreement COM0028-13	Page 3 of 3

ATTACHMENT “A10” EMBRAER 175 AIRCRAFT CONFIGURATION (SkyWest/United Airlines)

1.	STANDARD AIRCRAFT

The Aircraft EMBRAER 175 (certification designation ERJ 170-200 LR) shall be manufactured according to [***] although not attached hereto, is incorporated herein by reference, and (ii) the characteristics described in the items below.

2.	OPTIONAL EQUIPMENT:

[***]

3.	FINISHING

The Aircraft will be delivered to Buyer as follows:

3.1	EXTERIOR FINISHING:

The fuselage of the Aircraft shall be painted according to Buyer’s colour and paint scheme, which shall be supplied to Embraer by Buyer on or before [***] prior to the first Aircraft Contractual Delivery Date. The wings and the horizontal stabilizer shall be supplied in the standard colours, i.e., grey BAC707.

The choices of colour and paint scheme made by Buyer shall apply to all Aircraft, unless Buyer provides written notice of a new colour and paint scheme not less than [***] prior to the relevant Aircraft Contractual Delivery Date.

3.2	INTERIOR FINISHING:

Buyer shall inform Embraer during the customer check list definition (“CCL”), to be held no later than [***] prior to the applicable Aircraft Contractual Delivery Date, of its choice of materials and colours of all and any item of interior finishing such as seat covers, carpet, floor lining on galley areas, side walls and overhead lining, galley lining and curtain, from the choices offered by and available at Embraer. In case Buyer opts to use different materials and/or patterns, Embraer will submit to Buyer a Proposal of Major Change (“PMC”) describing the impacts of such option, if any. Should Buyer not approve such PMC, the interior shall be built according to the choices offered by and available at Embraer.

Once defined, for the applicable CCL the choices of interior finishing made by Buyer shall apply to all applicable Aircraft. If Buyer requires an interior finishing for any Aircraft that is different from the original one informed to Embraer, Buyer shall present a written request to Embraer not less than [***] prior to the relevant Aircraft Contractual Delivery Date and Embraer will submit the relevant quotation to the approval of Buyer within [***] from the date such request is received by Embraer. Should Buyer not approve the quotation, the interior of relevant Aircraft shall be built according to the original choice of Buyer.

Attachment “A10” to Amendment No. 19 to Purchase Agreement COM0028-13	Page 1 of 3

ATTACHMENT “A10” EMBRAER 175 AIRCRAFT CONFIGURATION (SkyWest/United Airlines)

3.3	BUYER FURNISHED EQUIPMENT (BFE) AND BUYER INSTALLED EQUIPMENT (BIE):

Buyer may choose to have carpets, tapestries, seat covers and curtain fabrics supplied to Embraer for installation in the Aircraft as BFE. Materials shall conform to the required standards and comply with all applicable regulations and airworthiness requirements. Delays in the delivery of BFE equipment or quality restrictions that prevent the installation thereof in the time frame required by the Aircraft manufacturing process shall entitle Embraer to either delay the delivery of the Aircraft for a period related to the delay of the BFE or present the Aircraft to Buyer without such BFE, in which case Buyer shall not be entitled to refuse acceptance of the Aircraft.

All BFE equipment shall be delivered in DDP conditions (INCOTERMS 2010) to C&D Zodiac – 14 Centerpointe Drive, La Palma, CA 90623, USA, or to another place to be timely informed by Embraer.

Galley inserts (such as coffee makers, water boilers, ovens), trolleys and standard units and medical kits, defibrillators and wheelchairs, as well as any other equipment classified as medical or pharmaceutical product, shall be acquired by Buyer and installed on the Aircraft by Buyer after delivery thereof as BIE.

Notwithstanding the above, Buyer shall [***] in [***].

3.4	EMBRAER RIGHT TO PERFORM FOR BUYER:

If, after written notice from Embraer to Buyer, Buyer fails to make any choice or definition which Buyer is required to make within [***] after such notice regarding the exterior and interior finishing of any Aircraft or to inform Embraer thereof, Embraer shall have the right, but not the obligation, to tender the Aircraft for delivery (a) painted white and (b) fitted with an interior finishing selected by Embraer at its reasonable discretion.

The taking of any such action by Embraer pursuant to this Article shall not constitute a waiver or release of any obligation of Buyer under the Purchase Agreement, nor a waiver of any event of default which may arise out of Buyer’s non-performance of such obligation, nor an election or waiver by Embraer of any remedy or right available to Embraer under the Purchase Agreement.

No compensation to Buyer or reduction of the Aircraft Basic Price shall be due by virtue of the taking of any such actions by Embraer and Embraer shall be entitled to charge Buyer for the amount of the reasonable expenses incurred by Embraer in connection with the performance of or compliance with such agreement, as the case may be, payable by Buyer within [***] from the presentation of the respective invoice by Embraer to Buyer.

Attachment “A10” to Amendment No. 19 to Purchase Agreement COM0028-13	Page 2 of 3

ATTACHMENT “A10” EMBRAER 175 AIRCRAFT CONFIGURATION (SkyWest/United Airlines)

4.	REGISTRATION MARKS, TRANSPONDER AND ELT CODES:

The Aircraft shall be delivered to Buyer with the registration marks painted on them. The registration marks, the transponder code and ELT protocol coding shall be supplied to Embraer by Buyer no later than [***] before each relevant Aircraft Contractual Delivery. Embraer shall be entitled to tender the Aircraft for delivery to Buyer without registration marks, with an inoperative transponder and without setting the ELT protocol coding in case Buyer fails to supply such information to Embraer in due time.

5.	EXPORT CONTROL ITEMS

The Aircraft contains (i) an IESI (Integrated Electronic Standby Instrument System) manufactured by Thales Avionics with an embedded QRS-11 gyroscopic microchip used for emergency backup and flight safety information, and (ii) IRU (Inertial Reference Unit) manufactured by Honeywell International. The IESI and the IRU that are incorporated into this Aircraft are subject to export control under United States of America law. Transfer or re-export of such items (whether or not incorporated into the Aircraft), as well as their related technology and software may require prior authorization from the US Government.

IT IS HEREBY AGREED AND UNDERSTOOD BY THE PARTIES THAT IF THERE IS ANY CONFLICT BETWEEN THE TERMS OF THIS ATTACHMENT “A10” AND THE TERMS OF THE TECHNICAL DESCRIPTION ABOVE REFERRED, THE TERMS OF THIS ATTACHMENT “A10” SHALL PREVAIL.

Attachment “A10” to Amendment No. 19 to Purchase Agreement COM0028-13	Page 3 of 3

ATTACHMENT “A11” EMBRAER 175 AIRCRAFT CONFIGURATION (SkyWest/ United Airlines)

1.	STANDARD AIRCRAFT

The Aircraft EMBRAER 175 (certification designation ERJ 170-200 LR) shall be manufactured according to [***] although not attached hereto, is incorporated herein by reference, and (ii) the characteristics described in the items below.

2.	OPTIONAL EQUIPMENT:

[***]

3.	FINISHING

The Aircraft will be delivered to Buyer as follows:

3.1	EXTERIOR FINISHING:

The fuselage of the Aircraft shall be painted according to Buyer’s colour and paint scheme, which shall be supplied to Embraer by Buyer on or before [***] prior to the first Aircraft Contractual Delivery Date. The wings and the horizontal stabilizer shall be supplied in the standard colours, i.e., grey BAC707.

The choices of colour and paint scheme made by Buyer shall apply to all Aircraft, unless Buyer provides written notice of a new colour and paint scheme not less than [***] prior to the relevant Aircraft Contractual Delivery Date.

3.2	INTERIOR FINISHING:

Buyer shall inform Embraer during the customer check list definition (“CCL”), to be held no later than [***] prior to the applicable Aircraft Contractual Delivery Date, of its choice of materials and colours of all and any item of interior finishing such as seat covers, carpet, floor lining on galley areas, side walls and overhead lining, galley lining and curtain, from the choices offered by and available at Embraer. In case Buyer opts to use different materials and/or patterns, Embraer will submit to Buyer a Proposal of Major Change (“PMC”) describing the impacts of such option, if any. Should Buyer not approve such PMC, the interior shall be built according to the choices offered by and available at Embraer.

Once defined, for the applicable CCL the choices of interior finishing made by Buyer shall apply to all applicable Aircraft. If Buyer requires an interior finishing for any Aircraft that is different from the original one informed to Embraer, Buyer shall present a written request to Embraer not less than [***] prior to the relevant Aircraft Contractual Delivery Date and Embraer will submit the relevant quotation to the approval of Buyer within [***] from the date such request is received by Embraer. Should Buyer not approve the quotation, the interior of relevant Aircraft shall be built according to the original choice of Buyer.

Attachment “A11” to Amendment No. 19 to Purchase Agreement COM0028-13	Page 1 of 3

ATTACHMENT “A11” EMBRAER 175 AIRCRAFT CONFIGURATION (SkyWest/ United Airlines)

3.3	BUYER FURNISHED EQUIPMENT (BFE) AND BUYER INSTALLED EQUIPMENT (BIE):

Buyer may choose to have carpets, tapestries, seat covers and curtain fabrics supplied to Embraer for installation in the Aircraft as BFE. Materials shall conform to the required standards and comply with all applicable regulations and airworthiness requirements. Delays in the delivery of BFE equipment or quality restrictions that prevent the installation thereof in the time frame required by the Aircraft manufacturing process shall entitle Embraer to either delay the delivery of the Aircraft for a period related to the delay of the BFE or present the Aircraft to Buyer without such BFE, in which case Buyer shall not be entitled to refuse acceptance of the Aircraft.

All BFE equipment shall be delivered in DDP conditions (INCOTERMS 2010) to C&D Zodiac – 14 Centerpointe Drive, La Palma, CA 90623, USA, or to another place to be timely informed by Embraer.

Galley inserts (such as coffee makers, water boilers, ovens), trolleys and standard units and medical kits, defibrillators and wheelchairs, as well as any other equipment classified as medical or pharmaceutical product, shall be acquired by Buyer and installed on the Aircraft by Buyer after delivery thereof as BIE.

Notwithstanding the above, Buyer shall [***] in [***].

3.4	EMBRAER RIGHT TO PERFORM FOR BUYER:

If, after written notice from Embraer to Buyer, Buyer fails to make any choice or definition which Buyer is required to make within [***] after such notice regarding the exterior and interior finishing of any Aircraft or to inform Embraer thereof, Embraer shall have the right, but not the obligation, to tender the Aircraft for delivery (a) painted white and (b) fitted with an interior finishing selected by Embraer at its reasonable discretion.

The taking of any such action by Embraer pursuant to this Article shall not constitute a waiver or release of any obligation of Buyer under the Purchase Agreement, nor a waiver of any event of default which may arise out of Buyer’s non-performance of such obligation, nor an election or waiver by Embraer of any remedy or right available to Embraer under the Purchase Agreement.

No compensation to Buyer or reduction of the Aircraft Basic Price shall be due by virtue of the taking of any such actions by Embraer and Embraer shall be entitled to charge Buyer for the amount of the reasonable expenses incurred by Embraer in connection with the performance of or compliance with such agreement, as the case may be, payable by Buyer within [***] from the presentation of the respective invoice by Embraer to Buyer.

Attachment “A11” to Amendment No. 19 to Purchase Agreement COM0028-13	Page 2 of 3

ATTACHMENT “A11” EMBRAER 175 AIRCRAFT CONFIGURATION (SkyWest/ United Airlines)

4.	REGISTRATION MARKS, TRANSPONDER AND ELT CODES:

The Aircraft shall be delivered to Buyer with the registration marks painted on them. The registration marks, the transponder code and ELT protocol coding shall be supplied to Embraer by Buyer no later than [***] before each relevant Aircraft Contractual Delivery. Embraer shall be entitled to tender the Aircraft for delivery to Buyer without registration marks, with an inoperative transponder and without setting the ELT protocol coding in case Buyer fails to supply such information to Embraer in due time.

5.	EXPORT CONTROL ITEMS

The Aircraft contains (i) an IESI (Integrated Electronic Standby Instrument System) manufactured by Thales Avionics with an embedded QRS-11 gyroscopic microchip used for emergency backup and flight safety information, and (ii) IRU (Inertial Reference Unit) manufactured by Honeywell International. The IESI and the IRU that are incorporated into this Aircraft are subject to export control under United States of America law. Transfer or re-export of such items (whether or not incorporated into the Aircraft), as well as their related technology and software may require prior authorization from the US Government.

IT IS HEREBY AGREED AND UNDERSTOOD BY THE PARTIES THAT IF THERE IS ANY CONFLICT BETWEEN THE TERMS OF THIS ATTACHMENT “A11” AND THE TERMS OF THE TECHNICAL DESCRIPTION ABOVE REFERRED, THE TERMS OF THIS ATTACHMENT “A11” SHALL PREVAIL.

Attachment “A11” to Amendment No. 19 to Purchase Agreement COM0028-13	Page 3 of 3

ATTACHMENT A12 EMBRAER 175 AIRCRAFT CONFIGURATION (SkyWest/Alaska Airlines)

1.	STANDARD AIRCRAFT

The Aircraft EMBRAER 175 (certification designation ERJ 170-200 LR) shall be manufactured according to [***] although not attached hereto, is incorporated herein by reference, and (ii) the characteristics described in the items below.

2.	OPTIONAL EQUIPMENT:

[***]

3.	FINISHING

The Aircraft will be delivered to Buyer as follows:

3.1	EXTERIOR FINISHING:

The fuselage of the Aircraft shall be painted according to Buyer’s colour and paint scheme, which shall be supplied to Embraer by Buyer on or before [***] prior to the first Aircraft Contractual Delivery Date. The wings and the horizontal stabilizer shall be supplied in the standard colours, i.e., grey BAC707.

The choices of colour and paint scheme made by Buyer shall apply to all Aircraft, unless Buyer provides written notice of a new colour and paint scheme not less than [***] prior to the relevant Aircraft Contractual Delivery Date.

3.2	INTERIOR FINISHING:

Buyer shall inform Embraer during the customer check list definition (“CCL”), to be held no later than [***] prior to the applicable Aircraft Contractual Delivery Date, of its choice of materials and colours of all and any item of interior finishing such as seat covers, carpet, floor lining on galley areas, side walls and overhead lining, galley lining and curtain, from the choices offered by and available at Embraer. In case Buyer opts to use different materials and/or patterns, Embraer will submit to Buyer a Proposal of Major Change (“PMC”) describing the impacts of such option, if any. Should Buyer not approve such PMC, the interior shall be built according to the choices offered by and available at Embraer.

Once defined, for the applicable CCL the choices of interior finishing made by Buyer shall apply to all applicable Aircraft. If Buyer requires an interior finishing for any Aircraft that is different from the original one informed to Embraer, Buyer shall present a written request to Embraer not less than [***] prior to the relevant Aircraft Contractual Delivery Date and Embraer will submit the relevant quotation to the approval of Buyer within [***] from the date such request is received by Embraer. Should Buyer not approve the quotation, the interior of relevant Aircraft shall be built according to the original choice of Buyer.

Attachment “A12” to Amendment No. 19 to Purchase Agreement COM0028-13	Page 1 of 3

ATTACHMENT A12 EMBRAER 175 AIRCRAFT CONFIGURATION (SkyWest/Alaska Airlines)

3.3	BUYER FURNISHED EQUIPMENT (BFE) AND BUYER INSTALLED EQUIPMENT (BIE):

Buyer may choose to have carpets, tapestries, seat covers and curtain fabrics supplied to Embraer for installation in the Aircraft as BFE. Materials shall conform to the required standards and comply with all applicable regulations and airworthiness requirements. Delays in the delivery of BFE equipment or quality restrictions that prevent the installation thereof in the time frame required by the Aircraft manufacturing process shall entitle Embraer to either delay the delivery of the Aircraft for a period related to the delay of the BFE or present the Aircraft to Buyer without such BFE, in which case Buyer shall not be entitled to refuse acceptance of the Aircraft.

All BFE equipment shall be delivered in DDP conditions (INCOTERMS 2010) to C&D Zodiac – 14 Centerpointe Drive, La Palma, CA 90623, USA, or to another place to be timely informed by Embraer.

Galley inserts (such as coffee makers, water boilers, ovens), trolleys and standard units and medical kits, defibrillators and wheelchairs, as well as any other equipment classified as medical or pharmaceutical product, shall be acquired by Buyer and installed on the Aircraft by Buyer after delivery thereof as BIE.

Notwithstanding the above, Buyer shall [***] in [***].

3.4	EMBRAER RIGHT TO PERFORM FOR BUYER:

If, after written notice from Embraer to Buyer, Buyer fails to make any choice or definition which Buyer is required to make within [***] after such notice regarding the exterior and interior finishing of any Aircraft or to inform Embraer thereof, Embraer shall have the right, but not the obligation, to tender the Aircraft for delivery (a) painted white and (b) fitted with an interior finishing selected by Embraer at its reasonable discretion.

The taking of any such action by Embraer pursuant to this Article shall not constitute a waiver or release of any obligation of Buyer under the Purchase Agreement, nor a waiver of any event of default which may arise out of Buyer’s non-performance of such obligation, nor an election or waiver by Embraer of any remedy or right available to Embraer under the Purchase Agreement.

No compensation to Buyer or reduction of the Aircraft Basic Price shall be due by virtue of the taking of any such actions by Embraer and Embraer shall be entitled to charge Buyer for the amount of the reasonable expenses incurred by Embraer in connection with the performance of or compliance with such agreement, as the case may be, payable by Buyer within [***] from the presentation of the respective invoice by Embraer to Buyer.

4.	REGISTRATION MARKS, TRANSPONDER AND ELT CODES:

The Aircraft shall be delivered to Buyer with the registration marks painted on them. The registration marks, the transponder code and ELT protocol coding shall be supplied to Embraer by Buyer no later than [***] before each relevant Aircraft Contractual Delivery. Embraer shall be entitled to tender the Aircraft for

Attachment “A12” to Amendment No. 19 to Purchase Agreement COM0028-13	Page 2 of 3

ATTACHMENT A12 EMBRAER 175 AIRCRAFT CONFIGURATION (SkyWest/Alaska Airlines)

delivery to Buyer without registration marks, with an inoperative transponder and without setting the ELT protocol coding in case Buyer fails to supply such information to Embraer in due time.

5.	EXPORT CONTROL ITEMS

The Aircraft contains (i) an IESI (Integrated Electronic Standby Instrument System) manufactured by Thales Avionics with an embedded QRS-11 gyroscopic microchip used for emergency backup and flight safety information, and (ii) IRU (Inertial Reference Unit) manufactured by Honeywell International. The IESI and the IRU that are incorporated into this Aircraft are subject to export control under United States of America law. Transfer or re-export of such items (whether or not incorporated into the Aircraft), as well as their related technology and software may require prior authorization from the US Government.

IT IS HEREBY AGREED AND UNDERSTOOD BY THE PARTIES THAT IF THERE IS ANY CONFLICT BETWEEN THE TERMS OF THIS ATTACHMENT “A12” AND THE TERMS OF THE TECHNICAL DESCRIPTION ABOVE REFERRED, THE TERMS OF THIS ATTACHMENT “A12” SHALL PREVAIL.

Attachment “A12” to Amendment No. 19 to Purchase Agreement COM0028-13	Page 3 of 3

[***]

[***]

Attachment “F5” – Amendment No. 19 to Purchase Agreement COM0028-13	Page 1 of 1

[***]

[***]

Attachment “F6” – Amendment No. 19 to Purchase Agreement COM0028-13	Page 1 of 1

[***]

[***]

Attachment “F7” – Amendment No. 19 to Purchase Agreement COM0028-13	Page 1 of 1

[***]

[***]

Attachment “F8” – Amendment No. 19 to Purchase Agreement COM0028-13	Page 1 of 1

[***]

[***]

Attachment “F9” – Amendment No. 19 to Purchase Agreement COM0028-13	Page 1 of 1

[***]

[***]

Attachment “F10” – Amendment No. 19 to Purchase Agreement COM0028-13	Page 1 of 1

[***]

[***]

Attachment “F11” – Amendment No. 19 to Purchase Agreement COM0028-13	Page 1 of 1

ATTACHMENT “G” AIRCRAFT DELIVERY SCHEDULE

1.	Aircraft Delivery Schedule (ref. Purchase Agreement Article 5)

[***]

2.	Option Aircraft Delivery Schedule (ref. Purchase Agreement Article 21)

[***]

Attachment “G” to Amendment No.19 to Purchase Agreement COM0028-13 COM0380-16	Page 1 of 1

AMENDMENT No. 20 TO PURCHASE AGREEMENT COM0028-13

This Amendment No. 20 COM0243-17 (the “Amendment No. 20”) dated as of May12, 2017 (the “Amendment No. 20 Effective Date”) is between Embraer S.A. (“Embraer”) and SkyWest, Inc. (“Buyer”), collectively referred to herein as the “Parties”, and constitutes an amendment and modification to Purchase Agreement COM0028-13 dated February 15, 2013 as amended from time to time (such agreement, as amended from time to time, the “Purchase Agreement”).

All capitalized terms not otherwise defined herein, shall have the same meaning when used herein as provided in the Purchase Agreement, and in case of any conflict between this Amendment No. 20 and the Purchase Agreement, this Amendment No. 20 shall control.

WHEREAS, Embraer and Buyer have agreed to modify the terms of the Purchase Agreement to reflect a change in aircraft type to be purchased under the Purchase Agreement; together with corresponding changes to the purchase price of the new aircraft type and other related financial understandings; and

WHEREAS, Buyer has entered into an agreement with Delta Air Lines, Inc. to acquire [***] E170+ Aircraft (as defined below) (the “SkyWest/Delta E170+ Aircraft”).

NOW, THEREFORE, for good and valuable consideration which is hereby acknowledged, Embraer and Buyer hereby agree as follows:

1.	SUBJECT
1.1	Article 1 of the Purchase Agreement is amended by amending and restating the following definitions, or otherwise inserting new definitions, as the case may be:

“1.1.4. “Aircraft”: shall mean, (i) with respect to referenced aircraft [***] through and including aircraft [***] in Attachment “G” to this Agreement, the EMBRAER 175 LR ([***]) aircraft manufactured by Embraer according to Attachments “A” through “A12”, as may be amended or supplemented from time to time, as the case may be, for sale to Buyer pursuant to this Agreement, equipped with two engines identified therein (or, where there is more than one of such aircraft, each of such aircraft) (sometimes hereinafter, the “E175 Aircraft”); and (ii) with respect to referenced aircraft [***] through and including aircraft [***] in Attachment “G” to this Purchase Agreement, together with the Option Aircraft described in Article 21 hereof as amended in this Amendment No. 20 and the Purchase Right Aircraft described in Article 22 hereof as amended by this Amendment No. 20, the EMBRAER 170+ ([***]) aircraft manufactured by Embraer according to Attachment “A13”, as may be amended or supplemented from time to time, for sale to Buyer pursuant to this Agreement, equipped with two engines identified therein (or, where there is more than one of such aircraft, each of such aircraft) (all such aircraft described in this clause (ii) sometimes hereinafter, the “E170+ Aircraft”).

Amendment No. 20 to Purchase Agreement COM0028-13 COM0243-17	Page 1 of 8

AMENDMENT No. 20 TO PURCHASE AGREEMENT COM0028-13

“1.1.6 “Aircraft Purchase Price”: shall mean the Aircraft price, effective on the relevant Aircraft Contractual Delivery Date, resulting from the application of the Escalation Formula to the Aircraft Basic Price as set forth in Article 3.3 or Article 3.4, as applicable.”

“1.1.32. “E175 Aircraft” shall have the meaning set forth in Article 1.1.4.”

“1.1.33. “E170+ Aircraft” shall have the meaning set forth in Article 1.1.4.”

“1.1.34. “Purchase Right Aircraft” shall have the meaning set forth in Article 22.”

1.2	Article 2 of the Purchase Agreement shall be deleted and replaced by the following:

“Subject to the terms and conditions of this Agreement:

2.1  Embraer shall sell and deliver and Buyer shall purchase and take delivery of [***] E175 Aircraft and [***] SkyWest/Delta E170+ Aircraft;

2.2  Embraer shall provide to Buyer the Services and the Technical Publications as described in Attachment “B” to this Agreement; and

2.3  Buyer shall have the option to purchase up to [***] Option Aircraft in accordance with Article 21 of the Purchase Agreement. In addition, Buyer shall have the right to purchase up to [***] Purchase Right Aircraft in accordance with Article 22 of the Purchase Agreement.”

1.3

Embraer and Buyer acknowledge that pursuant to the terms of this Amendment No. 20, Buyer’s rights to acquire E175 Aircraft as Option Aircraft has terminated and has been replaced with Buyer’s rights to acquire E170+ Aircraft as provided in Article 21 of the Purchase Agreement as amended by this Amendment No. 20. Accordingly, previously paid Option Aircraft Initial Deposits otherwise still not applied as of the Amendment No. 20 Effective Date, will be applied to the Option Aircraft Initial Deposits as provided for in Article 21 of the Purchase Agreement, as amended by this Amendment No. 20.

1.4

Embraer and Buyer acknowledge that pursuant to the terms of this Amendment No. 20, Buyer’s rights to acquire E175 Aircraft as Purchase Right Aircraft has terminated and has been replaced with Buyer’s rights to acquire E170+ Aircraft as provided in Article 22 of the Purchase Agreement, as amended by this Amendment No. 20.

2.	SKYWEST/DELTA E170+ AIRCRAFT CONFIGURATION AND [***]

2.1 The E170+ Aircraft, including the SkyWest/Delta E170+ Aircraft, shall have the specific configuration described in Attachment “A13” to the Purchase Agreement, as provided in this Amendment No. 20.

2.2 [***]

Amendment No. 20 to Purchase Agreement COM0028-13 COM0243-17	Page 2 of 8

AMENDMENT No. 20 TO PURCHASE AGREEMENT COM0028-13

3.	PRICE

As a result of the changes referred to in Article 1 above, the entire Article 3 of the Purchase Agreement is hereby deleted and replaced as follows:

“3.1    The Aircraft Basic Price for the E175 Aircraft and the E170+ Aircraft, as the case may be, in United States dollars, for each applicable Aircraft are [***]:

[***]

3.2    The Services and Technical Publications and other services specified in Attachment “B” are to be provided [***]. Additional technical publications as well as other services shall be billed to Buyer in accordance with Embraer’s rates prevailing at the time Buyer places a purchase order for such additional technical publications or other services [***].

3.3    The Aircraft Basic Price for the E175 Aircraft shall be escalated according to the Escalation Formula and cap conditions as per Attachment “D” to Purchase Agreement and cap conditions per the Letter Agreement COM0029-13 (as amended from time to time). Such price as escalated shall be the Aircraft Purchase Price with respect to the E175 Aircraft and it will be provided by Embraer to Buyer [***] prior to each Aircraft Contractual Delivery Date.

3.4    The Aircraft Basic Price for the E170+ Aircraft shall be escalated according to the Escalation Formula and cap conditions as per Attachment “D1” to this Amendment No.

20. Such price as escalated shall be the Aircraft Purchase Price with respect to the E170+ Aircraft, including the SkyWest/Delta E170+ Aircraft, and Embraer will provide it to Buyer [***] prior to each Aircraft Contractual Delivery Date.

3.5    The Aircraft Basic Price offered to Buyer for the E170+ Aircraft is based on the assumption that if, [***] as provided in Attachment “A13” to another configuration and it increases the number of seats, Buyer would acquire such service bulletin from Embraer or would reimburse Embraer as detailed in Article 3 of Amendment No. 9 to the Letter Agreement COM0029-13.”

4.	PAYMENT

With respect to the SkyWest/Delta E170+ Aircraft, Articles [***] of the Purchase Agreement shall be entirely replaced by the Articles [***] of this Amendment No.20, as follows:

[***]

5.	ATTACHMENTS CHANGE

5.1As a result of the changes referred to in Article 1 above, the Attachment “A13” shall be included to the Purchase Agreement by this Amendment No. 20. In respect of the E170+

Amendment No. 20 to Purchase Agreement COM0028-13 COM0243-17	Page 3 of 8

AMENDMENT No. 20 TO PURCHASE AGREEMENT COM0028-13

Aircraft, including the SkyWest/Delta E170+ Aircraft, all references in the Purchase Agreement to Attachment “A” shall be deemed to be a reference to Attachment “A13”.

5.2As a result of the changes referred to in Article 1 above, Attachment “[***]” shall be included to the Purchase Agreement by this Amendment No. 20. In respect of the E170+ Aircraft, including the SkyWest/Delta E170+ Aircraft, all references in the Purchase Agreement to Attachment “[***]” shall be deemed to be a reference to Attachment “[***]”.

5.3As a result of the changes referred to in Article 1 above, Attachment “D1” (Escalation Formula for the SkyWest/Delta E170+ Aircraft) shall be included to the Purchase Agreement, by this Amendment No. 20. In respect of the E170+ Aircraft, including the SkyWest/Delta E170+ Aircraft, all references in the Purchase Agreement to Attachment “D” shall be deemed to be a reference to Attachment “D1”.

[***]

6.	DELIVERY

Attachment “G” to the Purchase Agreement is hereby deleted and replaced in its entirety by Attachment “G” attached to this Amendment No. 20. The Contractual Delivery Date of the Aircraft and the Option Aircraft Contractual Delivery Date of the Option Aircraft is, in each case, as provided in Attachment “G” attached hereto.

7.	OPTION AIRCRAFT

Article 21 of the Purchase Agreement shall be deleted and replaced by the following:

“Subject to the [***], Buyer shall have the option to purchase [***] Option Aircraft, to be delivered in accordance with Option Aircraft contractual delivery dates (each an “Option Aircraft Contractual Delivery Date”) contained in Section 2 of Attachment “G” to this Agreement. The Option Aircraft will be E170+ Aircraft in the configuration described in Attachment “A13” and the Aircraft Basic Price shall be as provided in Article 3.1 unless, in each case, as otherwise agreed following the Amendment No. 20 Effective Date.

The Option Aircraft will be supplied in accordance with the following terms and conditions:

21.1  [***]

21.2  The unit basic price of the Option Aircraft shall be equal to the unit Aircraft Basic Price (the “Option Aircraft Basic Price”).

21.3  The Option Aircraft Basic Price shall be escalated according to the escalation formula subject of Attachment “D1” hereto, determining the Option Aircraft purchase price (the “Option Aircraft Purchase Price”).

21.4  The payment of the Option Aircraft Purchase Price shall be made for each Option Aircraft for which Buyer has exercised its option rights hereunder according to the following:

[***]

Amendment No. 20 to Purchase Agreement COM0028-13 COM0243-17	Page 4 of 8

AMENDMENT No. 20 TO PURCHASE AGREEMENT COM0028-13

21.5    The option to purchase the Option Aircraft shall be exercised in [***] groups of [***] Option Aircraft each and [***] group of [***] Option Aircraft (the “Option Group” for purposes of this Article 21.5) no later than [***] prior to [***] the first Option Aircraft Contractual Delivery Date in such Option Group [***]. Any Option Aircraft not exercised by Buyer as per the terms and conditions of this paragraph will be considered relinquished, [***], and Embraer shall return to Buyer any payments made by Buyer towards the purchase of such terminated Option Aircraft within [***] following such termination.

21.6    If the options are confirmed by Buyer as specified above, an amendment to the Purchase Agreement shall be executed by and between the Parties within [***] following the Option Aircraft exercise date, confirming the Option Aircraft as an Aircraft under this Agreement and setting forth any other mutually agreed upon the terms and conditions applicable to, if any, exclusively to the Option Aircraft.

21.7    If Buyer does not confirm at least [***] additional E170+ Option Aircraft prior to [***], Embraer shall have the right to terminate this Amendment No. 20 and related Amendment No. 9 to the Letter Agreement COM0029-13 and Embraer shall return to Buyer an amount equal to the amounts previously paid by Buyer corresponding to Amendment No. 20 and related Amendment No. 9 to the Letter Agreement COM0029-13, no interest accrued, within five (5) days of the termination. It is hereby agreed by the Parties that, in this case, no other damages shall be due by Embraer to Buyer. Embraer must exercise the foregoing termination right by providing written notice to Buyer on or before [***].

21.8    Article 2.3.4 of Attachment “B” hereto sets forth the agreement regarding the product support package to be applied to the Option Aircraft.”

8.	PURCHASE RIGHT AIRCRAFT

Article 22 of the Purchase Agreement shall be deleted and replaced by the following:

“22. PURCHASE RIGHT AIRCRAFT

22.1    Embraer hereby grants Buyer the right to purchase up to [***] E170+ Aircraft (the “Purchase Right Aircraft”) configured as per Attachment “A13” and available to Buyer at the Aircraft Basic Price (as provided in Article 3.1 unless otherwise agreed following the Amendment No. 20 Effective Date) and on the same economic conditions that are applicable to the E170+ Aircraft with aircraft reference [***] through and including aircraft [***] in Attachment “A13” to this Purchase Agreement (the “Purchase Right Basic Price”), which price is subject to the escalation conditions contained in Attachment “D1”.

22.2    Subject to no material default on the part of the Buyer having occurred and be continuing under this Agreement, the right to purchase each of the Purchase Right Aircraft shall be exercised in [***] groups of [***] and [***] group of [***] Purchase Right Aircraft (the “Purchase Right Group” for the purposes of this Article 22.2), by means of a written notice (the “Exercise Notice”) from Buyer to Embraer. The Exercise Notice shall furthermore contain Buyer’s desired delivery months for the Purchase Right Aircraft to be exercised, which shall not be later than December 31, 2021 (“Purchase Right Aircraft Contractual Delivery Date”), and such right is subject to the existence of sufficient production capacity at Embraer to comply with Buyer’s desirable delivery schedule as determined by Embraer in its sole discretion.

Amendment No. 20 to Purchase Agreement COM0028-13 COM0243-17	Page 5 of 8

AMENDMENT No. 20 TO PURCHASE AGREEMENT COM0028-13

22.3    In case Embraer has not received Exercise Notice for either Purchase Right Group on or before [***], Buyer shall be deemed to have relinquished its right to acquire any unexercised Purchase Right Aircraft.

22.4    Following receipt by Embraer of the Exercise Notice, Embraer shall inform Buyer if the desired Purchase Right Aircraft’s Contractual Delivery Date requested by Buyer is acceptable; otherwise, Embraer shall inform Buyer the closest non-committed delivery position available for sale. If the desired Purchase Right Aircraft Contractual Delivery Date requested by Buyer is available, then Embraer shall be obligated to provide Buyer with such delivery position, and in such case Buyer shall execute a contractual amendment with Embraer within [***] converting that Purchase Right Aircraft into a firm position, otherwise after such [***] Embraer will be free to offer that delivery position to any other of its customers.

22.5    In the event Buyer and Embraer agree to the new Purchase Right Aircraft Contractual Delivery Date and in order to secure the Purchase Right Aircraft delivery positions, [***]. The Purchase Right Aircraft payment terms and conditions shall be in accordance with all terms and conditions contained in Article 4 of this Agreement, mutatis mutandis with the Purchase Right Initial Deposit being treated as the Initial Deposit for purposes of the foregoing.

22.6    If the purchase rights are exercised by Buyer as specified above, and the Purchase Right Initial Deposit is paid by Buyer, an amendment to the Purchase Agreement shall be executed by and between the Parties within [***] of the date of the Exercise Notice, setting forth the specific terms and conditions, if any, applicable exclusively to the Purchase Right Aircraft. The Parties agree that the terms and conditions relating specifically to the Purchase Right Aircraft shall be substantially similar to and no less favorable to Buyer than those terms and conditions set forth in this Agreement and its Attachments.

22.7    The provisions contained on Schedule “[***]” to Letter Agreement COM0029-13 and its related amendments (the “[***]” for the purpose of this Article 22) shall not apply to any Purchase Right Aircraft.

22.8    If the Parties for any reason fail to execute the amendment referred to above, then the purchase right with respect to such aircraft shall be deemed relinquished, [***], except that Embraer shall return each Purchase Right Aircraft Initial Deposit.”

9.	[***]
10.	REINSTATEMENT OF PURCHASE AGREEMENT

All other provisions and conditions of the referenced Purchase Agreement, as well as its related Attachments and Letter Agreement, which are not specifically modified by this Amendment No. 20 shall remain in full force and effect without any change.

11.	COUNTERPARTS

This Amendment No. 20 may be signed by the Parties hereto in any number of separate counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument and all of which when taken together shall constitute one and the same instrument.

Amendment No. 20 to Purchase Agreement COM0028-13 COM0243-17	Page 6 of 8

AMENDMENT No. 20 TO PURCHASE AGREEMENT COM0028-13

This Amendment No. 20 may be signed by facsimile with originals duly signed to follow by an internationally recognized courier.

INTENTIONALLY LEFT BLANK

Amendment No. 20 to Purchase Agreement COM0028-13 COM0243-17	Page 7 of 8

AMENDMENT No. 20 TO PURCHASE AGREEMENT COM0028-13

IN WITNESS WHEREOF, Embraer and Buyer, by their duly authorized officers, have entered into and executed this Amendment No. 20 to be effective as of the date first written above.

EMBRAER S.A.		SKYWEST, INC.

By:	/s/ Mauro Kern	By:	/s/ Wade Steel

Name:	Mauro Kern	Name:	Wade Steel

Title:	CCO – Chief Operating Officer	Title:	CCO

By:	/s/ Simon Newitt

Name:	Simon Newitt
Title:	VP Contracts

Place:	S. José dos Campos, Brazil	Place:	St. George, Utah USA

Amendment No. 20 to Purchase Agreement COM0028-13 COM0243-17	Page 8 of 8

ATTACHMENT A13 E170+ AIRCRAFT CONFIGURATION

1.	STANDARD AIRCRAFT

The EMBRAER E170+ Aircraft (certification designation ERJ 170-200 [***]) shall be manufactured according to [***] although not attached hereto, is incorporated herein by reference, and (ii) the characteristics described in the items below.

2.	OPTIONAL EQUIPMENT:

[***]

3.	FINISHING

The E170+ Aircraft will be delivered to Buyer as follows:

3.1	EXTERIOR FINISHING:

The fuselage of the E170+ Aircraft shall be painted according to Buyer’s colour and paint scheme, which shall be supplied to Embraer by Buyer on or before [***] prior to the first E170+ Aircraft Contractual Delivery Date. The wings and the horizontal stabilizer shall be supplied in the standard colours, i.e., grey BAC707.

The choices of colour and paint scheme made by Buyer shall apply to all E170+ Aircraft, unless Buyer provides written notice of a new colour and paint scheme not less than [***] prior to the relevant E170+ Aircraft Contractual Delivery Date.

3.2	INTERIOR FINISHING:

Buyer shall inform Embraer during the customer check list definition (“CCL”), to be held no later than [***] prior to the applicable E170+ Aircraft Contractual Delivery Date, of its choice of materials and colours of all and any item of interior finishing such as seat covers, carpet, floor lining on galley areas, side walls and overhead lining, galley lining and curtain, from the choices offered by and available at Embraer. In case Buyer opts to use different materials and/or patterns, Embraer will submit to Buyer a Proposal of Major Change (“PMC”) describing the impacts of such option, if any. Should Buyer not approve such PMC, the interior shall be built according to the choices offered by and available at Embraer.

Once defined, for the applicable CCL the choices of interior finishing made by Buyer shall apply to all applicable E170+ Aircraft. If Buyer requires an interior finishing for any Aircraft that is different from the original one informed to Embraer, Buyer shall present a written request to Embraer not less than [***] prior to the relevant E170+ Aircraft Contractual Delivery Date and Embraer will submit the relevant quotation to the approval of Buyer within [***] from the date such request is received by Embraer. Should Buyer not approve the quotation, the interior of relevant Aircraft shall be built according to the original choice of Buyer.

Attachment “A13” to Amendment #20 to Purchase Agreement COM0028-13	Page 1 of 3

ATTACHMENT A13 E170+ AIRCRAFT CONFIGURATION

3.3	BUYER FURNISHED EQUIPMENT (BFE) AND BUYER INSTALLED EQUIPMENT (BIE):

Buyer may choose to have carpets, tapestries, seat covers and curtain fabrics supplied to Embraer for installation in the Aircraft as BFE. Materials shall conform to the required standards and comply with all applicable regulations and airworthiness requirements. Delays in the delivery of BFE equipment or quality restrictions that prevent the installation thereof in the time frame required by the E170+ Aircraft manufacturing process shall entitle Embraer to either delay the delivery of the E170+ Aircraft for a period related to the delay of the BFE or present the E170+ Aircraft to Buyer without such BFE, in which case Buyer shall not be entitled to refuse acceptance of the E170+ Aircraft.

All BFE equipment shall be delivered in DDP conditions (INCOTERMS 2010) to C&D Zodiac – 14 Centerpointe Drive, La Palma, CA 90623, USA, or to another place to be timely informed by Embraer.

Galley inserts (such as coffee makers, water boilers, ovens), trolleys and standard units and medical kits, defibrillators and wheelchairs, as well as any other equipment classified as medical or pharmaceutical product, shall be acquired by Buyer and installed on the E170+ Aircraft by Buyer after delivery thereof as BIE.

Notwithstanding the above, Buyer shall [***] in [***].

3.4	EMBRAER RIGHT TO PERFORM FOR BUYER:

If, after written notice from Embraer to Buyer, Buyer fails to make any choice or definition which Buyer is required to make within [***] after such notice regarding the exterior and interior finishing of any E170+ Aircraft or to inform Embraer thereof, Embraer shall have the right, but not the obligation, to tender the E170+ Aircraft for delivery (a) painted white and (b) fitted with an interior finishing selected by Embraer at its reasonable discretion.

The taking of any such action by Embraer pursuant to this Article shall not constitute a waiver or release of any obligation of Buyer under the Purchase Agreement, nor a waiver of any event of default which may arise out of Buyer’s non-performance of such obligation, nor an election or waiver by Embraer of any remedy or right available to Embraer under the Purchase Agreement.

No compensation to Buyer or reduction of the E170+ Aircraft Basic Price shall be due by virtue of the taking of any such actions by Embraer and Embraer shall be entitled to charge Buyer for the amount of the reasonable expenses incurred by Embraer in connection with the performance of or compliance with such agreement, as the case may be, payable by Buyer within [***] from the presentation of the respective invoice by Embraer to Buyer.

Attachment “A13” to Amendment #20 to Purchase Agreement COM0028-13	Page 2 of 3

ATTACHMENT A13 E170+ AIRCRAFT CONFIGURATION

4.	REGISTRATION MARKS, TRANSPONDER AND ELT CODES:

The E170+ Aircraft shall be delivered to Buyer with the registration marks painted on them. The registration marks, the transponder code and ELT protocol coding shall be supplied to Embraer by Buyer no later than [***] before each relevant E170+ Aircraft Contractual Delivery. Embraer shall be entitled to tender the E170+ Aircraft for delivery to Buyer without registration marks, with an inoperative transponder and without setting the ELT protocol coding in case Buyer fails to supply such information to Embraer in due time.

5.	EXPORT CONTROL ITEMS

The E170+ Aircraft contains (i) an IESI (Integrated Electronic Standby Instrument System) manufactured by Thales Avionics with an embedded QRS-11 gyroscopic microchip used for emergency backup and flight safety information, and (ii) IRU (Inertial Reference Unit) manufactured by Honeywell International. The IESI and the IRU that are incorporated into this E170+ Aircraft are subject to export control under United States of America law. Transfer or re-export of such items (whether or not incorporated into the Aircraft), as well as their related technology and software may require prior authorization from the US Government.

IT IS HEREBY AGREED AND UNDERSTOOD BY THE PARTIES THAT IF THERE IS ANY CONFLICT BETWEEN THE TERMS OF THIS ATTACHMENT “A13” AND THE TERMS OF THE TECHNICAL DESCRIPTION ABOVE REFERRED, THE TERMS OF THIS ATTACHMENT “A13” SHALL PREVAIL.

Attachment “A13” to Amendment #20 to Purchase Agreement COM0028-13	Page 3 of 3

ATTACHMENT “D1” AIRCRAFT ESCALATION FORMULA ([***])

[***]

Attachment “D1” to Amendment #20 to Purchase Agreement COM0028-13	Page 1 of 1

[***]

[***]

Attachment “F12” – Amendment No. 20 to Purchase Agreement COM0028-13	Page 1 of 1

ATTACHMENT “G” AIRCRAFT DELIVERY SCHEDULE

1.	Aircraft Delivery Schedule (ref. Purchase Agreement Article 5)

[***]

2.	Option Aircraft Delivery Schedule (ref. Purchase Agreement Article 21)

[***]

Attachment “G” to Amendment No.20 to Purchase Agreement COM0028-13	Page 1 of 1

AMENDMENT No. 21 TO PURCHASE AGREEMENT COM0028-13

This Amendment No.21 COM0317-17 (the “Amendment No.21”) dated as of July 14, 2017 is between Embraer S.A. (“Embraer”) and SkyWest, Inc. (“Buyer”), collectively referred to herein as the “Parties”, and constitutes an amendment and modification to Purchase Agreement COM0028-13 dated February 15, 2013 as amended from time to time (the “Purchase Agreement”).

All capitalized terms not otherwise defined herein shall have the same meaning when used herein as provided in the Purchase Agreement, and in case of any conflict between this Amendment No. 21 and the Purchase Agreement, this Amendment No. 21 shall control.

WHEREAS, Buyer has entered into an agreement with Alaska Airlines Inc. to acquire [***] E175 Aircraft;

WHEREAS, Buyer has requested and Embraer has agreed to include these additional [***] E175 Aircraft under the Purchase Agreement, configured per Attachment A12 (“SkyWest/Alaska Airlines Aircraft” or “E175 SkyWest/Alaska Airlines Aircraft”);

WHEREAS, as a consequence of this acquisition, Embraer shall sell and deliver and Buyer shall purchase and take delivery of (i) [***] E175 Aircraft (as defined below), and (ii) [***] E170+ Aircraft (as defined below). Buyer shall have the option to purchase up to [***] Option Aircraft in accordance with Article 21 of the Purchase Agreement. In addition, Buyer shall have the right to purchase up to [***] Purchase Right Aircraft in accordance with Article 22 of the Purchase Agreement.

WHEREAS, Embraer shall deliver and Buyer shall take delivery of these [***] E175 SkyWest/Alaska Airlines Aircraft in accordance with the new delivery schedule contained in this Amendment No. 21.

WHEREAS, as [***], as provided in Article 4 of this Amendment No. 21.

NOW, THEREFORE, for good and valuable consideration which is hereby acknowledged, Embraer and Buyer hereby agree as follows:

1.	SUBJECT
1.1	Article 1 of the Purchase Agreement is amended by amending and restating the following definitions, or otherwise inserting new definitions, as the case may be:

“1.1.4. “Aircraft”: shall mean, (i) with respect to referenced aircraft [***] through and including aircraft [***] and aircraft referenced [***] through and including [***] in Attachment “G” to this Agreement, the EMBRAER 175 LR ([***]) aircraft manufactured by Embraer according to Attachments “A” through “A12”, as may be amended or supplemented from time to time, as the case may be, for sale to Buyer pursuant to this Agreement, equipped with two engines identified therein (or, where there is more than one of such aircraft, each of such aircraft) (sometimes hereinafter, the “E175 Aircraft”); and (ii) with respect to referenced aircraft [***] through and

Amendment No. 21 to Purchase Agreement COM0028-13 COM0317-17	Page 1 of 6

AMENDMENT No. 21 TO PURCHASE AGREEMENT COM0028-13

including aircraft [***] in Attachment “G” to this Purchase Agreement, together with the Option Aircraft and the Purchase Right Aircraft, the EMBRAER 170+ ([***]) aircraft manufactured by Embraer according to Attachment “A13”, as may be amended or supplemented from time to time, for sale to Buyer pursuant to this Agreement, equipped with two engines identified therein (or, where there is more than one of such aircraft, each of such aircraft) (all such aircraft described in this clause (ii) sometimes hereinafter, the “E170+ Aircraft”).

1.2	Article 2 of the Purchase Agreement shall be deleted and replaced by the following:

“Subject to the terms and conditions of this Agreement:

2.1    Embraer shall sell and deliver and Buyer shall purchase and take delivery of [***] E175 Aircraft and [***] E170+ Aircraft;

2.2    Embraer shall provide to Buyer the Services and the Technical Publications as described in Attachment “B” to this Agreement; and

2.3    Buyer shall have the option to purchase up to [***] Option Aircraft in accordance with Article 21 of the Purchase Agreement. In addition, Buyer shall have the right to purchase up to [***] Purchase Right Aircraft in accordance with Article 22 of the Purchase Agreement.”

2.	SKYWEST/ALASKA AIRLINES AIRCRAFT CONFIGURATION AND [***]

2.1 SkyWest/Alaska Airlines Aircraft shall have the specific configuration described in Attachment “A12” to the Purchase Agreement; and

2.2 [***]

3.	PRICE

As a result of the changes referred to in Article 1 above, the entire Article 3 of the Purchase Agreement is hereby deleted and replaced as follows:

“3.1 The Aircraft Basic Price for the E175 Aircraft and the E170+ Aircraft, as the case may be, in United States dollars, for each applicable Aircraft are [***]:

[***]

3.2The Services and Technical Publications and other services specified in Attachment “B” are to be provided [***]. Additional technical publications as well as other services shall be billed to Buyer in accordance with Embraer’s rates prevailing at the time Buyer places a purchase order for such additional technical publications or other services, [***].

Amendment No. 21 to Purchase Agreement COM0028-13 COM0317-17	Page 2 of 6

AMENDMENT No. 21 TO PURCHASE AGREEMENT COM0028-13

3.3The Aircraft Basic Price for the E175 Aircraft shall be escalated as follows:

3.3.1For the E175 Aircraft [***] through and including aircraft [***] in Attachment “G” to this Agreement: according to the Escalation Formula and cap conditions as per Attachment “D” to Purchase Agreement and cap conditions per the Letter Agreement COM0029-13 (as amended from time to time). Such price as escalated shall be the Aircraft Purchase Price with respect to the E175 Aircraft and it will be provided by Embraer to Buyer [***] prior to each Aircraft Contractual Delivery Date.

3.3.2For the E175 SkyWest/Alaska Aircraft [***] through and including aircraft [***] in Attachment “G” to this Agreement: according to the Escalation Formula and cap conditions as per Attachment “D1” to Purchase Agreement and cap conditions per the Letter Agreement COM0029-13 (as amended from time to time). Such price as escalated shall be the Aircraft Purchase Price with respect to the E175 SkyWest/Alaska Airlines Aircraft [***] to [***] and it will be provided by Embraer to Buyer [***] prior to each Aircraft Contractual Delivery Date.

3.4The Aircraft Basic Price for the E170+ Aircraft shall be escalated according to the Escalation Formula and cap conditions as per Attachment “D1” to this Amendment No. 21. Such price as escalated shall be the Aircraft Purchase Price with respect to the E170+ Aircraft, including the SkyWest/Delta E170+ Aircraft, and Embraer will provide it to Buyer [***] prior to each Aircraft Contractual Delivery Date.

3.5The Aircraft Basic Price offered to Buyer for the E170+ Aircraft is based on the assumption that if, [***] as provided in Attachment “A13” to another configuration and it increases the number of seats, Buyer would acquire such service bulletin from Embraer or would reimburse Embraer as detailed in Article 3 of Amendment No. 9 to the Letter Agreement COM0029-13.”

4.	PAYMENT

With respect to the E175 SkyWest/Alaska Airlines Aircraft [***] to [***], Articles [***] of the Purchase Agreement shall be entirely replaced by the Articles [***] of this Amendment No. 21, as follows:

“The Aircraft Purchase Price for each E175 SkyWest/Alaska Airlines Aircraft [***] to

[***] shall be paid by Buyer, as follows:

[***]

5.	ATTACHMENTS CHANGE

[***]

Amendment No. 21 to Purchase Agreement COM0028-13 COM0317-17	Page 3 of 6

AMENDMENT No. 21 TO PURCHASE AGREEMENT COM0028-13

6.	DELIVERY

Attachment “G” to the Purchase Agreement is hereby deleted and replaced in its entirety by Attachment “G” attached to this Amendment No. 21. The Contractual Delivery Date of the Aircraft and the Option Aircraft Contractual Delivery Date of the Option Aircraft is, in each case, as provided in Attachment “G” attached hereto.

7.	OPTION AIRCRAFT

Article 21 of the Purchase Agreement shall be deleted and replaced by the following:

“Subject to the [***], Buyer shall have the option to purchase [***] Option Aircraft, to be delivered in accordance with Option Aircraft contractual delivery dates (each an “Option Aircraft Contractual Delivery Date”) contained in Section 2 of Attachment “G” to this Agreement. The Option Aircraft will be E170+ Aircraft in the configuration described in Attachment “A13” and the Aircraft Basic Price shall be as provided in Article 3.1 unless, in each case, as otherwise agreed following the Amendment No. 20 Effective Date.

The Option Aircraft will be supplied in accordance with the following terms and conditions:

21.1 [***]

21.2    The unit basic price of the Option Aircraft shall be equal to the unit Aircraft Basic Price (the “Option Aircraft Basic Price”).

21.3    The Option Aircraft Basic Price shall be escalated according to the escalation formula subject of Attachment “D1” hereto, determining the Option Aircraft purchase price (the “Option Aircraft Purchase Price”).

21.4    The payment of the Option Aircraft Purchase Price shall be made for each Option Aircraft for which Buyer has exercised its option rights hereunder according to the following:

[***]

21.5    The option to purchase the Option Aircraft shall be exercised in [***] groups of [***] Option Aircraft each and [***] group of [***] Option Aircraft (the “Option Group” for purposes of this Article 21.5) no later than [***] prior to [***] the first Option Aircraft Contractual Delivery Date in such Option Group [***].

Any Option Aircraft not exercised by Buyer as per the terms and conditions of this paragraph will be considered relinquished, [***] following such termination.

21.6    If the options are confirmed by Buyer as specified above, an amendment to the Purchase Agreement shall be executed by and between the Parties within [***] Days following the Option Aircraft exercise date, confirming the Option Aircraft as an Aircraft under this Agreement and setting forth any other mutually agreed upon the terms and conditions applicable to, if any, exclusively to the Option Aircraft.

Amendment No. 21 to Purchase Agreement COM0028-13 COM0317-17	Page 4 of 6

AMENDMENT No. 21 TO PURCHASE AGREEMENT COM0028-13

21.7Article 2.3.4 of Attachment “B” hereto sets forth the agreement regarding the product support package to be applied to the Option Aircraft.”

8.	COMPLIANCE WITH LAWS

Each Party represents to the other Party that in connection with the negotiation, execution and performance under this Agreement it: (i) has acted in good faith and with business integrity towards the other Party and any third parties, (ii) complies with anti-corruption and anti-money laundering laws applicable to such Party to the extent that they apply to such Party’s obligations and activities stated in this Agreement, (iii) such Party has a code of ethics (or equivalent document) and an anti-corruption policy (or equivalent document) (collectively, “Code”) consistent with U.S business practice or internationally accepted ethical and anti-corruption standards, which guides the conduct of its officers and employees, and (iv) such Party maintains internal procedures reasonably designed and conceived to enforce and promote the compliance with the anti-corruption provisions of its Code. The foregoing representations are made on a continuing basis and shall hold true until termination or expiration of this Agreement.

Each Party represents to the other Party that (i) such Party has not and will not offer, promise or give to any employee, officer, official, agent or representative of the other Party any amount of money, personal services, credit or other thing of value, save where not in violation of any of the following: (a) United States or Brazilian laws which apply or may apply to this Agreement or to such Party generally, or (b) reasonably accepted standards of conduct and practices; and (ii) such Party has not and will not offer, promise or give to, or request or demand from, any employee, officer, official, agent or representative of the other Party any payment or thing of value which can potentially impact a business decision of the other Party in the context of this Agreement or the subject matter hereof.

9.	REINSTATEMENT OF PURCHASE AGREEMENT

All other provisions and conditions of the referenced Purchase Agreement, as well as its related Attachments and Letter Agreement, which are not specifically modified by this Amendment No. 21 shall remain in full force and effect without any change.

10.	COUNTERPARTS

This Amendment No. 21 may be signed by the Parties hereto in any number of separate counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument and all of which when taken together shall constitute one and the same instrument.

This Amendment No. 21 may be signed by facsimile with originals duly signed to follow by an internationally recognized courier.

Amendment No. 21 to Purchase Agreement COM0028-13 COM0317-17	Page 5 of 6

AMENDMENT No. 21 TO PURCHASE AGREEMENT COM0028-13

IN WITNESS WHEREOF, Embraer and Buyer, by their duly authorized officers, have entered into and executed this Amendment No. 21 to be effective as of the date first written above.

EMBRAER S.A.		SKYWEST, INC.

By:	/s/ Johann Bordais	By:	/s/ Wade Steel

Name:	Johann Bordais	Name:	Wade Steel

Title:	Vice President Services & Support	Title:	CCO

By:	/s/ Luis Carlos Affonso

Name:	Luis Carlos Affonso
Title:	Chief Operating Officer Commercial Aviation

Place:	São José dos Campos -SP-Brazil	Place:	St. George, Utah, USA

Amendment No. 21 to Purchase Agreement COM0028-13 COM0317-17	Page 6 of 6

ATTACHMENT “D1” AIRCRAFT ESCALATION FORMULA ([***])

[***]

Attachment “D1” to Amendment #21 to Purchase Agreement COM0028-13	Page 1 of 1

ATTACHMENT “G” AIRCRAFT DELIVERY SCHEDULE

1.	Aircraft Delivery Schedule (ref. Purchase Agreement Article 5)

[***]

2.	Option Aircraft Delivery Schedule (ref. Purchase Agreement Article 21)

[***]

Attachment “G” to Amendment No.21 to Purchase Agreement COM0028-13	Page 1 of 1

AMENDMENT No. 22 TO PURCHASE AGREEMENT COM0028-13

This Amendment No.22 COM0456-17 (the “Amendment No.22”) dated as of July 25, 2017 is between Embraer S.A. (“Embraer”) and SkyWest, Inc. (“Buyer”), collectively referred to herein as the “Parties”, and constitutes an amendment and modification to Purchase Agreement COM0028-13 dated February 15, 2013 as amended from time to time (the “Purchase Agreement”).

All capitalized terms not otherwise defined herein shall have the same meaning when used herein as provided in the Purchase Agreement, and in case of any conflict between this Amendment No. 22 and the Purchase Agreement, this Amendment No. 22 shall control.

WHEREAS, pursuant to Amendment No. 20 COM0243-17 dated as of May 12, 2017 between Embraer and Buyer (“Amendment No. 20”), Embraer and Buyer entered into certain agreements relating to E170+ Aircraft (as defined below);

WHEREAS, pursuant to Amendment No. 20, Embraer agreed to sell, and Buyer agreed to buy, [***] E170+ Aircraft to be initially operated by Buyer for Delta Air Lines, Inc. (“Delta”) with such aircraft to be configured per Attachment A13 as set forth in Amendment No. 20 (such [***] aircraft, the “Initial [***] Delta Aircraft”);

WHEREAS, Buyer has requested and Embraer has agreed to exercise a batch of [***] of the Option Aircraft under the Purchase Agreement, with such aircraft to be initially operated by Buyer for Delta;

WHEREAS, Embraer shall deliver and Buyer shall take delivery of these [***] Option Aircraft in accordance with the new delivery schedule contained in this Amendment No. 22 and configured per Attachment A13 as set forth in this Amendment No. 22 (such [***] Option Aircraft, together with the Initial [***] Delta Aircraft, collectively, the “SkyWest/Delta E170+ Aircraft”);

WHEREAS, as a consequence of the acquisition of the additional [***] Option Aircraft, Buyer will be obligated to make payments, as provided in Article 21 of the Agreement;

WHEREAS, Buyer has requested and Embraer has agreed to modify Attachment A13 and Attachment [***], each as set forth in Amendment No. 20, as provided in Attachment A13 and Attachment [***], each as attached to this Amendment No. 22, with such Attachment A13 and Attachment [***] to be applicable to all E170+ Aircraft, including, without limitation, the Initial [***] Delta Aircraft;

WHEREAS, Buyer has requested and Embraer has agreed to modify certain agreements with respect to the Initial [***] Delta Aircraft as set forth in Amendment No. 20, all as set forth in this Amendment No. 22; and

WHEREAS, as a consequence of this Option Aircraft exercise, Embraer shall sell and deliver and Buyer shall purchase and take delivery of (i) [***] E175 Aircraft (as defined below), and (ii) [***] E170+ Aircraft (as defined below). Buyer shall have the option to purchase up to [***] Option Aircraft in accordance with Article 21 of the Purchase Agreement. In addition, Buyer

Amendment No. 22 to Purchase Agreement COM0028-13 COM0456-17	Page 1 of 7

AMENDMENT No. 22 TO PURCHASE AGREEMENT COM0028-13

shall have the right to purchase up to [***] Purchase Right Aircraft in accordance with Article 22 of the Purchase Agreement.

NOW, THEREFORE, for good and valuable consideration which is hereby acknowledged, Embraer and Buyer hereby agree as follows:

1.	SUBJECT
1.1	Article 1 of the Purchase Agreement is amended by amending and restating the following definitions, or otherwise inserting new definitions, as the case may be:

“1.1.4. “Aircraft”: shall mean, (i) with respect to referenced aircraft [***] through and including aircraft [***], aircraft referenced [***] through and including [***], and aircraft referenced [***] through and including [***] in Attachment “G” to this Agreement, the EMBRAER 175 LR ([***]) aircraft manufactured by Embraer according to Attachments “A” through “A12”, as may be amended or supplemented from time to time, as the case may be, for sale to Buyer pursuant to this Agreement, equipped with two engines identified therein (or, where there is more than one of such aircraft, each of such aircraft) (sometimes hereinafter, the “E175 Aircraft”); and (ii) with respect to referenced aircraft [***] through and including aircraft [***] and referenced aircraft [***] through and including aircraft [***] in Attachment “G” to this Purchase Agreement, together with the Option Aircraft and the Purchase Right Aircraft, the EMBRAER 170+ ([***]) aircraft manufactured by Embraer according to Attachment “A13”, as may be amended or supplemented from time to time, for sale to Buyer pursuant to this Agreement, equipped with two engines identified therein (or, where there is more than one of such aircraft, each of such aircraft) (all such aircraft described in this clause (ii) sometimes hereinafter, the “E170+ Aircraft”).

1.2	Article 2 of the Purchase Agreement shall be deleted and replaced by the following:

“Subject to the terms and conditions of this Agreement:

2.1    Embraer shall sell and deliver and Buyer shall purchase and take delivery of [***] E175 Aircraft and [***] E170+ Aircraft;

2.2    Embraer shall provide to Buyer the Services and the Technical Publications as described in Attachment “B” to this Agreement; and

2.3    Buyer shall have the option to purchase up to [***] Option Aircraft in accordance with Article 21 of the Purchase Agreement. In addition, Buyer shall have the right to purchase up to [***] Purchase Right Aircraft in accordance with Article 22 of the Purchase Agreement.”

Amendment No. 22 to Purchase Agreement COM0028-13 COM0456-17	Page 2 of 7

AMENDMENT No. 22 TO PURCHASE AGREEMENT COM0028-13

2.	E170+ AIRCRAFT CONFIGURATION CHANGE AND [***]

[***]

3.	PRICE

As a result of the changes referred to in Article 2 above, the entire Article 3 of the Purchase Agreement is hereby deleted and replaced as follows:

“3.1    The Aircraft Basic Price for the E175 Aircraft and the E170+ Aircraft, as the case may be, in United States dollars, for each applicable Aircraft are [***]:

[***]

3.2    The Services and Technical Publications and other services specified in Attachment “B” are to be provided [***]. Additional technical publications as well as other services shall be billed to Buyer in accordance with Embraer’s rates prevailing at the time Buyer places a purchase order for such additional technical publications or other services, [***].

3.3    The Aircraft Basic Price for the E175 Aircraft shall be escalated as follows:

3.3.1    For the E175 Aircraft [***] through and including aircraft [***] in Attachment “G” to this Agreement: according to the Escalation Formula and cap conditions as per Attachment “D” to the Purchase Agreement and cap conditions per the Letter Agreement COM0029-13 (as amended from time to time). Such price as escalated shall be the Aircraft Purchase Price with respect to the E175 Aircraft and it will be provided by Embraer to Buyer [***] prior to each Aircraft Contractual Delivery Date.

3.3.2    For the E175 SkyWest/Alaska Aircraft [***] through and including aircraft [***] and for the E175 SkyWest/Alaska Aircraft [***] through and including aircraft [***] in Attachment “G” to this Agreement: according to the Escalation Formula and cap conditions as per Attachment “D1” to the Purchase Agreement (as amended from time to time). Such price as escalated shall be the Aircraft Purchase Price with respect to the E175 SkyWest/Alaska Airlines Aircraft [***] to [***] and it will be provided by Embraer to Buyer [***] prior to each Aircraft Contractual Delivery Date.

3.4    The Aircraft Basic Price for the E170+ Aircraft shall be escalated according to the Escalation Formula and cap conditions as per Attachment “D1” to the Purchase Agreement (as amended from time to time). Such price as escalated shall be the Aircraft Purchase Price or the Option Aircraft Purchase Price, as the case may be, with respect to the E170+ Aircraft, including each of the SkyWest/Delta E170+ Aircraft, and Embraer will provide it to Buyer [***] prior to each Aircraft Contractual Delivery Date.

3.5    The Aircraft Basic Price offered to Buyer for the E170+ Aircraft is based on the assumption that if, at Buyer’s sole discretion, Buyer acquires a service bulletin to

Amendment No. 22 to Purchase Agreement COM0028-13 COM0456-17	Page 3 of 7

AMENDMENT No. 22 TO PURCHASE AGREEMENT COM0028-13

convert the [***] configuration as provided in Attachment “A13” to another configuration and it increases the number of seats, Buyer would acquire such service bulletin from Embraer or would reimburse Embraer as detailed in Article 3 of Amendment No. 9 to the Letter Agreement COM0029-13.”

4.	PAYMENT

With respect to the Initial [***] Delta Aircraft, the Aircraft Purchase Price for each of the Initial [***] Delta Aircraft shall be paid as provided in Section 4 of the Agreement as amended by Amendment No. 20. With respect to the remaining [***] E170+ SkyWest/Delta Aircraft, the Option Aircraft Purchase Price shall be paid as provided in Section 21 of the Agreement.

5.	ATTACHMENTS CHANGE

As a result of the incorporation of the [***] in the E170+ Aircraft configuration, the Attachment [***] is hereby deleted and replaced in their entirety by the Attachment [***] attached to this Amendment No.22.

[***]

6.	DELIVERY

Attachment “G” to the Purchase Agreement is hereby deleted and replaced in its entirety by Attachment “G” attached to this Amendment No. 22. The Contractual Delivery Date of the Aircraft and the Option Aircraft Contractual Delivery Date of the Option Aircraft is, in each case, as provided in Attachment “G” attached hereto.

7.	OPTION AIRCRAFT

Article 21 of the Purchase Agreement shall be deleted and replaced by the following:

“Subject to the [***], Buyer shall have the option to purchase sixty (60) Option Aircraft, to be delivered in accordance with Option Aircraft contractual delivery dates (each an “Option Aircraft Contractual Delivery Date”) contained in Section 2 of Attachment “G” to this Agreement. The Option Aircraft will be E170+ Aircraft in the configuration described in Attachment “A13” and the Aircraft Basic Price shall be as provided in Article 3.1 unless, in each case, as otherwise agreed following the Amendment No. 22 Effective Date.

The Option Aircraft will be supplied in accordance with the following terms and conditions:

21.1 [***]

21.2   The unit basic price of the Option Aircraft shall be equal to the unit Aircraft Basic Price (the “Option Aircraft Basic Price”).

Amendment No. 22 to Purchase Agreement COM0028-13 COM0456-17	Page 4 of 7

AMENDMENT No. 22 TO PURCHASE AGREEMENT COM0028-13

21.3    The Option Aircraft Basic Price shall be escalated according to the escalation formula subject of Attachment “D1” hereto, determining the Option Aircraft purchase price (the “Option Aircraft Purchase Price”).

21.4    The payment of the Option Aircraft Purchase Price shall be made for each Option Aircraft for which Buyer has exercised its option rights hereunder according to the following:

[***]

21.5    The option to purchase the Option Aircraft shall be exercised in [***] groups of [***] Option Aircraft each, (the “Option Group” for purposes of this Article 21.5) no later than [***] prior to [***] the first Option Aircraft Contractual Delivery Date in such Option Group [***]. Any Option Aircraft not exercised by Buyer as per the terms and conditions of this paragraph will be considered relinquished, [***] and Embraer shall return to Buyer any payments made by Buyer towards the purchase of such terminated Option Aircraft within [***] Days following such termination.

21.6    If the options are confirmed by Buyer as specified above, an amendment to the Purchase Agreement shall be executed by and between the Parties within [***] following the Option Aircraft exercise date, confirming the Option Aircraft as an Aircraft under this Agreement and setting forth any other mutually agreed upon the terms and conditions applicable to, if any, exclusively to the Option Aircraft.

21.7    Article 2.3.4 of Attachment “B” hereto sets forth the agreement regarding the product support package to be applied to the Option Aircraft.”

8.	PURCHASE RIGHT AIRCRAFT

Article 22.1 of the Purchase Agreement shall be deleted and replaced by the following:

“22.1 Embraer hereby grants Buyer the right to purchase up to [***] E170+ Aircraft (the “Purchase Right Aircraft”) configured as per Attachment “A13” and available to Buyer at the Aircraft Basic Price (as provided in Article 3.1 unless otherwise agreed following the Amendment No. 20 Effective Date) and on the same economic conditions that are applicable to the Initial [***] Delta Aircraft in Attachment “A13” to this Purchase Agreement (the “Purchase Right Basic Price”), which price is subject to the escalation conditions contained in Attachment “D1”.”

9.	COMPLIANCE WITH LAWS

Each Party represents to the other Party that in connection with the negotiation, execution and performance under this Agreement it: (i) has acted in good faith and with business integrity towards the other Party and any third parties, (ii) complies with anti-corruption and anti-money laundering laws applicable to such Party to the extent that they apply to such Party’s obligations and activities stated in this Agreement, (iii) such Party has a code of ethics (or equivalent document) and an anti-corruption policy (or equivalent document) (collectively, “Code”) consistent with U.S business practice or internationally accepted ethical and anti-corruption standards, which guides the conduct of its officers and employees, and (iv)

Amendment No. 22 to Purchase Agreement COM0028-13 COM0456-17	Page 5 of 7

AMENDMENT No. 22 TO PURCHASE AGREEMENT COM0028-13

such Party maintains internal procedures reasonably designed and conceived to enforce and promote the compliance with the anti-corruption provisions of its Code. The foregoing representations are made on a continuing basis and shall hold true until termination or expiration of this Agreement.

Each Party represents to the other Party that (i) such Party has not and will not offer, promise or give to any employee, officer, official, agent or representative of the other Party any amount of money, personal services, credit or other thing of value, save where not in violation of any of the following: (a) United States or Brazilian laws which apply or may apply to this Agreement or to such Party generally, or (b) reasonably accepted standards of conduct and practices; and (ii) such Party has not and will not offer, promise or give to, or request or demand from, any employee, officer, official, agent or representative of the other Party any payment or thing of value which can potentially impact a business decision of the other Party in the context of this Agreement or the subject matter hereof.

10.	REINSTATEMENT OF PURCHASE AGREEMENT

All other provisions and conditions of the referenced Purchase Agreement, as well as its related Attachments and Letter Agreement, which are not specifically modified by this Amendment No. 22 shall remain in full force and effect without any change.

11.	COUNTERPARTS

This Amendment No. 22 may be signed by the Parties hereto in any number of separate counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument and all of which when taken together shall constitute one and the same instrument.

This Amendment No. 22 may be signed by facsimile with originals duly signed to follow by an internationally recognized courier.

INTENTIONALLY LEFT BLANK

Amendment No. 22 to Purchase Agreement COM0028-13 COM0456-17	Page 6 of 7

AMENDMENT No. 22 TO PURCHASE AGREEMENT COM0028-13

IN WITNESS WHEREOF, Embraer and Buyer, by their duly authorized officers, have entered into and executed this Amendment No. 22 to be effective as of the date first written above.

EMBRAER S.A.		SKYWEST, INC.

By:	/s/ Luis Carlos Affonso	By:	/s/ Wade Steel

Name:	Luis Carlos Affonso	Name:	Wade Steel

Title:	Chief Operating Officer Commercial Aviation	Title:	CCO

By:	/s/ Simon Newitt

Name:	Simon Newitt
Title:	Vice President, Contracts Commercial Aviation

Place:	São José dos Campos-SP-Brazil	Place:	St. George, Utah, USA

Amendment No. 22 to Purchase Agreement COM0028-13 COM0456-17	Page 7 of 7

ATTACHMENT A13 E170+ AIRCRAFT CONFIGURATION

1.	STANDARD AIRCRAFT

The EMBRAER E170+ Aircraft (certification designation ERJ 170-200 [***]) shall be manufactured according to [***] although not attached hereto, is incorporated herein by reference, and (ii) the characteristics described in the items below.

2.	OPTIONAL EQUIPMENT:

[***]

3.	FINISHING

The E170+ Aircraft will be delivered to Buyer as follows:

3.1	EXTERIOR FINISHING:

The fuselage of the E170+ Aircraft shall be painted according to Buyer’s colour and paint scheme, which shall be supplied to Embraer by Buyer on or before [***] prior to the first E170+ Aircraft Contractual Delivery Date. The wings and the horizontal stabilizer shall be supplied in the standard colours, i.e., grey BAC707.

The choices of colour and paint scheme made by Buyer shall apply to all E170+ Aircraft, unless Buyer provides written notice of a new colour and paint scheme not less than [***] prior to the relevant E170+ Aircraft Contractual Delivery Date.

3.2	INTERIOR FINISHING:

Buyer shall inform Embraer during the customer check list definition (“CCL”), to be held no later than [***]prior to the applicable E170+ Aircraft Contractual Delivery Date, of its choice of materials and colours of all and any item of interior finishing such as seat covers, carpet, floor lining on galley areas, side walls and overhead lining, galley lining and curtain, from the choices offered by and available at Embraer. In case Buyer opts to use different materials and/or patterns, Embraer will submit to Buyer a Proposal of Major Change (“PMC”) describing the impacts of such option, if any. Should Buyer not approve such PMC, the interior shall be built according to the choices offered by and available at Embraer.

Once defined, for the applicable CCL the choices of interior finishing made by Buyer shall apply to all applicable E170+ Aircraft. If Buyer requires an interior finishing for any Aircraft that is different from the original one informed to Embraer, Buyer shall present a written request to Embraer not less than [***] prior to the relevant E170+ Aircraft Contractual Delivery Date and Embraer will submit the relevant quotation to the approval of Buyer within [***] from the date such request is received by Embraer. Should Buyer not approve the quotation, the interior of relevant Aircraft shall be built according to the original choice of Buyer.

Attachment “A13” to Amendment #22 to Purchase Agreement COM0028-13	Page 1 of 3

ATTACHMENT A13 E170+ AIRCRAFT CONFIGURATION

3.3	BUYER FURNISHED EQUIPMENT (BFE) AND BUYER INSTALLED EQUIPMENT (BIE):

Buyer may choose to have carpets, tapestries, seat covers and curtain fabrics supplied to Embraer for installation in the Aircraft as BFE. Materials shall conform to the required standards and comply with all applicable regulations and airworthiness requirements. Delays in the delivery of BFE equipment or quality restrictions that prevent the installation thereof in the time frame required by the E170+ Aircraft manufacturing process shall entitle Embraer to either delay the delivery of the E170+ Aircraft for a period related to the delay of the BFE or present the E170+ Aircraft to Buyer without such BFE, in which case Buyer shall not be entitled to refuse acceptance of the E170+ Aircraft.

All BFE equipment shall be delivered in DDP conditions (INCOTERMS 2010) to C&D Zodiac – 14 Centerpointe Drive, La Palma, CA 90623, USA, or to another place to be timely informed by Embraer.

Galley inserts (such as coffee makers, water boilers, ovens), trolleys and standard units and medical kits, defibrillators and wheelchairs, as well as any other equipment classified as medical or pharmaceutical product, shall be acquired by Buyer and installed on the E170+ Aircraft by Buyer after delivery thereof as BIE.

Notwithstanding the above, Buyer shall [***] in [***].

3.4	EMBRAER RIGHT TO PERFORM FOR BUYER:

If, after written notice from Embraer to Buyer, Buyer fails to make any choice or definition which Buyer is required to make within [***] after such notice regarding the exterior and interior finishing of any E170+ Aircraft or to inform Embraer thereof, Embraer shall have the right, but not the obligation, to tender the E170+ Aircraft for delivery (a) painted white and (b) fitted with an interior finishing selected by Embraer at its reasonable discretion.

The taking of any such action by Embraer pursuant to this Article shall not constitute a waiver or release of any obligation of Buyer under the Purchase Agreement, nor a waiver of any event of default which may arise out of Buyer’s non-performance of such obligation, nor an election or waiver by Embraer of any remedy or right available to Embraer under the Purchase Agreement.

No compensation to Buyer or reduction of the E170+ Aircraft Basic Price shall be due by virtue of the taking of any such actions by Embraer and Embraer shall be entitled to charge Buyer for the amount of the reasonable expenses incurred by Embraer in connection with the performance of or compliance with such agreement, as the case may be, payable by Buyer within [***] from the presentation of the respective invoice by Embraer to Buyer.

Attachment “A13” to Amendment #22 to Purchase Agreement COM0028-13	Page 2 of 3

ATTACHMENT A13 E170+ AIRCRAFT CONFIGURATION

4.	REGISTRATION MARKS, TRANSPONDER AND ELT CODES:

The E170+ Aircraft shall be delivered to Buyer with the registration marks painted on them. The registration marks, the transponder code and ELT protocol coding shall be supplied to Embraer by Buyer no later than [***] before each relevant E170+ Aircraft Contractual Delivery. Embraer shall be entitled to tender the E170+ Aircraft for delivery to Buyer without registration marks, with an inoperative transponder and without setting the ELT protocol coding in case Buyer fails to supply such information to Embraer in due time.

5.	EXPORT CONTROL ITEMS

The E170+ Aircraft contains (i) an IESI (Integrated Electronic Standby Instrument System) manufactured by Thales Avionics with an embedded QRS-11 gyroscopic microchip used for emergency backup and flight safety information, and (ii) IRU (Inertial Reference Unit) manufactured by Honeywell International. The IESI and the IRU that are incorporated into this E170+ Aircraft are subject to export control under United States of America law. Transfer or re-export of such items (whether or not incorporated into the Aircraft), as well as their related technology and software may require prior authorization from the US Government.

IT IS HEREBY AGREED AND UNDERSTOOD BY THE PARTIES THAT IF THERE IS ANY CONFLICT BETWEEN THE TERMS OF THIS ATTACHMENT “A13” AND THE TERMS OF THE TECHNICAL DESCRIPTION ABOVE REFERRED, THE TERMS OF THIS ATTACHMENT “A13” SHALL PREVAIL.

Attachment “A13” to Amendment #22 to Purchase Agreement COM0028-13	Page 3 of 3

[***]

[***]

Attachment “F12” – Amendment No. 22 to Purchase Agreement COM0028-13	Page 1 of 1

ATTACHMENT “G” AIRCRAFT DELIVERY SCHEDULE

1.	Aircraft Delivery Schedule (ref. Purchase Agreement Article 5)

[***]

2.	Option Aircraft Delivery Schedule (ref. Purchase Agreement Article 21)

[***]

Attachment “G” to Amendment No.22 to Purchase Agreement COM0028-13	Page 1 of 1

AMENDMENT No. 23 TO PURCHASE AGREEMENT COM0028-13

This Amendment No.23 COM0475-17 (the “Amendment No.23”) dated as of August 15, 2017 is between Embraer S.A. (“Embraer”) and SkyWest, Inc. (“Buyer”), collectively referred to herein as the “Parties”, and constitutes an amendment and modification to Purchase Agreement COM0028-13 dated February 15, 2013 as amended from time to time (the “Purchase Agreement”).

All capitalized terms not otherwise defined herein shall have the same meaning when used herein as provided in the Purchase Agreement, and in case of any conflict between this Amendment No. 23 and the Purchase Agreement, this Amendment No. 23 shall control.

WHEREAS, Buyer has entered into an agreement with Alaska Airlines Inc. to acquire [***] E175 Aircraft;

WHEREAS, Buyer has requested and Embraer has agreed to include these additional [***] E175 Aircraft under the Purchase Agreement, configured per Attachment A14 (“SkyWest/Alaska Airlines Aircraft” or “E175 SkyWest/Alaska Airlines Aircraft”);

WHEREAS, as a consequence of this acquisition, Embraer shall sell and deliver and Buyer shall purchase and take delivery of (i) [***] E175 Aircraft (as defined below), and (ii) [***] E170+ Aircraft (as defined below). Buyer shall have the option to purchase up to [***] Option Aircraft in accordance with Article 21 of the Purchase Agreement. In addition, Buyer shall have the right to purchase up to [***] Purchase Right Aircraft in accordance with Article 22 of the Purchase Agreement.

WHEREAS, Embraer shall deliver and Buyer shall take delivery of these [***] E175 SkyWest/Alaska Airlines Aircraft in accordance with the new delivery schedule contained in this Amendment No. 23.

NOW, THEREFORE, for good and valuable consideration which is hereby acknowledged, Embraer and Buyer hereby agree as follows:

1.	SUBJECT
1.1	Article 1 of the Purchase Agreement is amended by amending and restating the following definitions, or otherwise inserting new definitions, as the case may be:

“1.1.4. “Aircraft”: shall mean, (i) with respect to referenced aircraft [***] through and including aircraft [***], aircraft referenced [***] through and including [***], aircraft referenced [***] through and including #124 and aircraft referenced [***] through and including [***] in Attachment “G” to this Agreement, the EMBRAER 175 LR ([***]) aircraft manufactured by Embraer according to Attachments “A” through “A12” and “A14”, as may be amended or supplemented from time to time, as the case may be, for sale to Buyer pursuant to this Agreement, equipped with two engines identified therein (or, where there is more than one of such aircraft, each of such aircraft) (sometimes hereinafter, the “E175 Aircraft”); and (ii) with respect to referenced aircraft [***] through and including aircraft [***], referenced aircraft [***] through and

Amendment No. 23 to Purchase Agreement COM0028-13 COM0475-17	Page 1 of 7

AMENDMENT No. 23 TO PURCHASE AGREEMENT COM0028-13

including aircraft [***] and referenced aircraft #125 through and including aircraft [***] in Attachment “G” to this Purchase Agreement, together with the Option Aircraft and the Purchase Right Aircraft, the EMBRAER 170+ ([***]) aircraft manufactured by Embraer according to Attachment “A13”, as may be amended or supplemented from time to time, for sale to Buyer pursuant to this Agreement, equipped with two engines identified therein (or, where there is more than one of such aircraft, each of such aircraft) (all such aircraft described in this clause (ii) sometimes hereinafter, the “E170+ Aircraft”).

1.2	Article 2 of the Purchase Agreement shall be deleted and replaced by the following:

“Subject to the terms and conditions of this Agreement:

2.1    Embraer shall sell and deliver and Buyer shall purchase and take delivery of [***] E175 Aircraft and [***] E170+ Aircraft;

2.2    Embraer shall provide to Buyer the Services and the Technical Publications as described in Attachment “B” to this Agreement; and

2.3    Buyer shall have the option to purchase up to [***] Option Aircraft in accordance with Article 21 of the Purchase Agreement. In addition, Buyer shall have the right to purchase up to [***] Purchase Right Aircraft in accordance with Article 22 of the Purchase Agreement.”

2.	SKYWEST/ALASKA AIRLINES AIRCRAFT CONFIGURATION CHANGE AND [***]

[***]

3.	PRICE

As a result of the changes referred to in Article 1 above, the entire Article 3 of the Purchase Agreement is hereby deleted and replaced as follows:

“3.1 The Aircraft Basic Price for the E175 Aircraft and the E170+ Aircraft, as the case may be, in United States dollars, for each applicable Aircraft are [***]:

[***]

3.2    The Services and Technical Publications and other services specified in Attachment “B” are to be provided [***]. Additional technical publications, as well as, other services shall be billed to Buyer in accordance with Embraer’s rates, prevailing at the time Buyer places a purchase order for such additional technical publications or other services, [***].

3.3    The Aircraft Basic Price for the E175 Aircraft shall be escalated as follows:

Amendment No. 23 to Purchase Agreement COM0028-13 COM0475-17	Page 2 of 7

AMENDMENT No. 23 TO PURCHASE AGREEMENT COM0028-13

3.3.1    For the E175 Aircraft [***] through and including aircraft [***] in Attachment “G” to this Agreement: according to the Escalation Formula and cap conditions as per Attachment “D” to the Purchase Agreement and cap conditions per the Letter Agreement COM0029-13 (as amended from time to time). Such price as escalated shall be the Aircraft Purchase Price with respect to the E175 Aircraft and it will be provided by Embraer to Buyer [***] to each Aircraft Contractual Delivery Date.

3.3.2    For the E175 SkyWest/Alaska Aircraft [***] through and including aircraft [***], for the E175 SkyWest/Alaska Aircraft [***] through and including aircraft [***] and for the E175 SkyWest/Alaska Aircraft [***] through and including aircraft [***] in Attachment “G” to this Agreement: according to the Escalation Formula and cap conditions as per Attachment “D1” to the Purchase Agreement (as amended from time to time). Such price as escalated shall be the Aircraft Purchase Price with respect to the E175 SkyWest/Alaska Airlines Aircraft [***] to [***] and it will be provided by Embraer to Buyer [***] prior to each Aircraft Contractual Delivery Date.

3.4    The Aircraft Basic Price for the E170+ Aircraft, shall be escalated according to the Escalation Formula and cap conditions as per Attachment “D1” to the Purchase Agreement (as amended from time to time). Such price as escalated shall be the Aircraft Purchase Price or the Option Aircraft Purchase Price, as the case may be, with respect to the E170+ Aircraft, including each of the SkyWest/Delta E170+ Aircraft, and Embraer will provide it to Buyer [***] prior to each Aircraft Contractual Delivery Date.

3.5    The Aircraft Basic Price offered to Buyer for the E170+ Aircraft is based on the assumption that if, at Buyer’s sole discretion, Buyer acquires a service bulletin to convert the [***] configuration as provided in Attachment “A13” to another configuration and it increases the number of seats, Buyer would acquire such service bulletin from Embraer or would reimburse Embraer as detailed in Article 3 of Amendment No. 9 to the Letter Agreement COM0029-13.”

4.	PAYMENT

With respect to the E175 SkyWest/Alaska Airlines Aircraft [***] to [***], Articles [***] of the Purchase Agreement shall be entirely replaced by the Articles [***] of this Amendment No. 23, as follows:

“The Aircraft Purchase Price for each E175 SkyWest/Alaska Airlines Aircraft [***] to [***] shall be paid by Buyer, as follows:

[***]

Amendment No. 23 to Purchase Agreement COM0028-13 COM0475-17	Page 3 of 7

AMENDMENT No. 23 TO PURCHASE AGREEMENT COM0028-13

5.	ATTACHMENTS CHANGE

5.1 As a result of the installation of Bridgestone radial tires on the nose and main landing gears of SkyWest/Alaska Airlines Aircraft [***] to [***], as described in Attachment “A14” to the Purchase Agreement, the Attachment “A14” shall be included to the Purchase Agreement by this Amendment No. 23. In respect of the SkyWest/Alaska Airlines Aircraft [***] to [***], all references in the Purchase Agreement to Attachment “A” shall be deemed to be a reference to Attachment “A14”.

5.2 [***]

6.	DELIVERY

Attachment “G” to the Purchase Agreement is hereby deleted and replaced in its entirety by Attachment “G” attached to this Amendment No. 23. The Contractual Delivery Date of the Aircraft and the Option Aircraft Contractual Delivery Date of the Option Aircraft is, in each case, as provided in Attachment “G” attached hereto.

7.	OPTION AIRCRAFT

Article 21 of the Purchase Agreement shall be deleted and replaced by the following:

“Subject to the [***], Buyer shall have the option to purchase [***] Option Aircraft, to be delivered in accordance with Option Aircraft contractual delivery dates (each an “Option Aircraft Contractual Delivery Date”) contained in Section 2 of Attachment “G” to this Agreement. The Option Aircraft will be E170+ Aircraft in the configuration described in Attachment “A13” and the Aircraft Basic Price shall be as provided in Article 3.1 unless, in each case, as otherwise agreed following the Amendment No. 23 Effective Date.

The Option Aircraft will be supplied in accordance with the following terms and conditions:

21.1 [***]

21.2    The unit basic price of the Option Aircraft shall be equal to the unit Aircraft Basic Price (the “Option Aircraft Basic Price”).

21.3    The Option Aircraft Basic Price shall be escalated according to the escalation formula subject of Attachment “D1” hereto, determining the Option Aircraft purchase price (the “Option Aircraft Purchase Price”).

21.4    The payment of the Option Aircraft Purchase Price shall be made for each Option Aircraft for which Buyer has exercised its option rights hereunder according to the following:

[***]

Amendment No. 23 to Purchase Agreement COM0028-13 COM0475-17	Page 4 of 7

AMENDMENT No. 23 TO PURCHASE AGREEMENT COM0028-13

21.5    The option to purchase the Option Aircraft shall be exercised in [***] groups of [***] Option Aircraft each (the “Option Group” for purposes of this Article 21.5) no later than [***] prior to the first Business Day of the first Option Aircraft Contractual Delivery Date in such Option Group [***].

[***]. Any Option Aircraft not exercised by Buyer as per the terms and conditions of this paragraph will be considered relinquished, [***] following such termination.

21.6    If the options are confirmed by Buyer as specified above, an amendment to the Purchase Agreement shall be executed by and between the Parties within [***] Days following the Option Aircraft exercise date, confirming the Option Aircraft as an Aircraft under this Agreement and setting forth any other mutually agreed upon the terms and conditions applicable to, if any, exclusively to the Option Aircraft.

21.7    Article 2.3.4 of Attachment “B” hereto sets forth the agreement regarding the product support package to be applied to the Option Aircraft.”

8.	COMPLIANCE WITH LAWS

Each Party represents to the other Party that in connection with the negotiation, execution and performance under this Agreement it: (i) has acted in good faith and with business integrity towards the other Party and any third parties, (ii) complies with anti-corruption and anti-money laundering laws applicable to such Party to the extent that they apply to such Party’s obligations and activities stated in this Agreement, (iii) such Party has a code of ethics (or equivalent document) and an anti-corruption policy (or equivalent document) (collectively, “Code”) consistent with U.S business practice or internationally accepted ethical and anti-corruption standards, which guides the conduct of its officers and employees, and (iv) such Party maintains internal procedures reasonably designed and conceived to enforce and promote the compliance with the anti-corruption provisions of its Code. The foregoing representations are made on a continuing basis and shall hold true until termination or expiration of this Agreement.

Each Party represents to the other Party that (i) such Party has not and will not offer, promise or give to any employee, officer, official, agent or representative of the other Party any amount of money, personal services, credit or other thing of value, save where not in violation of any of the following: (a) United States or Brazilian laws which apply or may apply to this Agreement or to such Party generally, or (b) reasonably accepted standards of conduct and practices; and (ii) such Party has not and will not offer, promise or give to, or request or demand from, any employee, officer, official, agent or representative of the other Party any payment or thing of value which can potentially impact a business decision of the other Party in the context of this Agreement or the subject matter hereof.

9.	REINSTATEMENT OF PURCHASE AGREEMENT

All other provisions and conditions of the referenced Purchase Agreement, as well as its related Attachments and Letter Agreement, which are not specifically modified by this Amendment No. 23 shall remain in full force and effect without any change.

Amendment No. 23 to Purchase Agreement COM0028-13 COM0475-17	Page 5 of 7

AMENDMENT No. 23 TO PURCHASE AGREEMENT COM0028-13

10.	COUNTERPARTS

This Amendment No. 23 may be signed by the Parties hereto in any number of separate counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument and all of which when taken together shall constitute one and the same instrument.

This Amendment No. 23 may be signed by facsimile with originals duly signed to follow by an internationally recognized courier.

INTENTIONALLY LEFT BLANK

Amendment No. 23 to Purchase Agreement COM0028-13 COM0475-17	Page 6 of 7

AMENDMENT No. 23 TO PURCHASE AGREEMENT COM0028-13

IN WITNESS WHEREOF, Embraer and Buyer, by their duly authorized officers, have entered into and executed this Amendment No. 23 to be effective as of the date first written above.

EMBRAER S.A.		SKYWEST, INC.

By:	/s/ John Slattery	By:	/s/ Wade Steel

Name:	John Slattery	Name:	Wade Steel

Title:	President & CEO Commercial Aviation	Title:	CCO

By:	/s/ Simon Newitt

Name:	Simon Newitt
Title:	Vice President, Contracts Commercial Aviation

Place:	São José dos Campos-SP-Brazil	Place:	St. George, Utah, USA

Amendment No. 23 to Purchase Agreement COM0028-13 COM0475-17	Page 7 of 7

ATTACHMENT A14 EMBRAER 175 AIRCRAFT CONFIGURATION (SkyWest/Alaska Airlines)

1.	STANDARD AIRCRAFT

The Aircraft EMBRAER 175 (certification designation ERJ 170-200 LR) shall be manufactured according to [***] although not attached hereto, is incorporated herein by reference, and (ii) the characteristics described in the items below.

2.	OPTIONAL EQUIPMENT:

[***]

3.	FINISHING

The Aircraft will be delivered to Buyer as follows:

3.1	EXTERIOR FINISHING:

The fuselage of the Aircraft shall be painted according to Buyer’s colour and paint scheme, which shall be supplied to Embraer by Buyer on or before [***] prior to the first Aircraft Contractual Delivery Date. The wings and the horizontal stabilizer shall be supplied in the standard colours, i.e., grey BAC707.

The choices of colour and paint scheme made by Buyer shall apply to all Aircraft, unless Buyer provides written notice of a new colour and paint scheme not less than [***] prior to the relevant Aircraft Contractual Delivery Date.

3.2	INTERIOR FINISHING:

Buyer shall inform Embraer during the customer check list definition (“CCL”), to be held no later than [***] prior to the applicable Aircraft Contractual Delivery Date, of its choice of materials and colours of all and any item of interior finishing such as seat covers, carpet, floor lining on galley areas, side walls and overhead lining, galley lining and curtain, from the choices offered by and available at Embraer. In case Buyer opts to use different materials and/or patterns, Embraer will submit to Buyer a Proposal of Major Change (“PMC”) describing the impacts of such option, if any. Should Buyer not approve such PMC, the interior shall be built according to the choices offered by and available at Embraer.

Once defined, for the applicable CCL the choices of interior finishing made by Buyer shall apply to all applicable Aircraft. If Buyer requires an interior finishing for any Aircraft that is different from the original one informed to Embraer, Buyer shall present a written request to Embraer not less than [***] prior to the relevant Aircraft Contractual Delivery Date and Embraer will submit the relevant quotation to the approval of Buyer within [***] from the date such request is received by Embraer. Should Buyer not approve the quotation, the interior of relevant Aircraft shall be built according to the original choice of Buyer.

Attachment “A14” to Amendment No. 23 to Purchase Agreement COM0028-13	Page 1 of 3

ATTACHMENT A14 EMBRAER 175 AIRCRAFT CONFIGURATION (SkyWest/Alaska Airlines)

3.3	BUYER FURNISHED EQUIPMENT (BFE) AND BUYER INSTALLED EQUIPMENT (BIE):

Buyer may choose to have carpets, tapestries, seat covers and curtain fabrics supplied to Embraer for installation in the Aircraft as BFE. Materials shall conform to the required standards and comply with all applicable regulations and airworthiness requirements. Delays in the delivery of BFE equipment or quality restrictions that prevent the installation thereof in the time frame required by the Aircraft manufacturing process shall entitle Embraer to either delay the delivery of the Aircraft for a period related to the delay of the BFE or present the Aircraft to Buyer without such BFE, in which case Buyer shall not be entitled to refuse acceptance of the Aircraft.

All BFE equipment shall be delivered in DDP conditions (INCOTERMS 2010) to C&D Zodiac – 14 Centerpointe Drive, La Palma, CA 90623, USA, or to another place to be timely informed by Embraer.

Galley inserts (such as coffee makers, water boilers, ovens), trolleys and standard units and medical kits, defibrillators and wheelchairs, as well as any other equipment classified as medical or pharmaceutical product, shall be acquired by Buyer and installed on the Aircraft by Buyer after delivery thereof as BIE.

Notwithstanding the above, Buyer shall [***] in [***].

3.4	EMBRAER RIGHT TO PERFORM FOR BUYER:

If, after written notice from Embraer to Buyer, Buyer fails to make any choice or definition which Buyer is required to make within [***] after such notice regarding the exterior and interior finishing of any Aircraft or to inform Embraer thereof, Embraer shall have the right, but not the obligation, to tender the Aircraft for delivery (a) painted white and (b) fitted with an interior finishing selected by Embraer at its reasonable discretion.

The taking of any such action by Embraer pursuant to this Article shall not constitute a waiver or release of any obligation of Buyer under the Purchase Agreement, nor a waiver of any event of default which may arise out of Buyer’s non-performance of such obligation, nor an election or waiver by Embraer of any remedy or right available to Embraer under the Purchase Agreement.

No compensation to Buyer or reduction of the Aircraft Basic Price shall be due by virtue of the taking of any such actions by Embraer and Embraer shall be entitled to charge Buyer for the amount of the reasonable expenses incurred by Embraer in connection with the performance of or compliance with such agreement, as the case may be, payable by Buyer within [***] from the presentation of the respective invoice by Embraer to Buyer.

4.	REGISTRATION MARKS, TRANSPONDER AND ELT CODES:

The Aircraft shall be delivered to Buyer with the registration marks painted on them. The registration marks, the transponder code and ELT protocol coding shall be supplied to Embraer by Buyer no later than [***] before each relevant Aircraft Contractual Delivery. Embraer shall be entitled to tender the Aircraft for

Attachment “A14” to Amendment No. 23 to Purchase Agreement COM0028-13	Page 2 of 3

ATTACHMENT A14 EMBRAER 175 AIRCRAFT CONFIGURATION (SkyWest/Alaska Airlines)

delivery to Buyer without registration marks, with an inoperative transponder and without setting the ELT protocol coding in case Buyer fails to supply such information to Embraer in due time.

5.	EXPORT CONTROL ITEMS

The Aircraft contains (i) an IESI (Integrated Electronic Standby Instrument System) manufactured by Thales Avionics with an embedded QRS-11 gyroscopic microchip used for emergency backup and flight safety information, and (ii) IRU (Inertial Reference Unit) manufactured by Honeywell International. The IESI and the IRU that are incorporated into this Aircraft are subject to export control under United States of America law. Transfer or re-export of such items (whether or not incorporated into the Aircraft), as well as their related technology and software may require prior authorization from the US Government.

IT IS HEREBY AGREED AND UNDERSTOOD BY THE PARTIES THAT IF THERE IS ANY CONFLICT BETWEEN THE TERMS OF THIS ATTACHMENT “A14” AND THE TERMS OF THE TECHNICAL DESCRIPTION ABOVE REFERRED, THE TERMS OF THIS ATTACHMENT “A14” SHALL PREVAIL.

Attachment “A14” to Amendment No. 23 to Purchase Agreement COM0028-13	Page 3 of 3

[***]

[***]

Attachment “F13” – Amendment No. 23 to Purchase Agreement COM0028-13	Page 1 of 1

ATTACHMENT “G” AIRCRAFT DELIVERY SCHEDULE

1.	Aircraft Delivery Schedule (ref. Purchase Agreement Article 5)

[***]

Attachment “G” to Amendment No.23 to Purchase Agreement COM0028-13	Page 1 of 2

ATTACHMENT “G” AIRCRAFT DELIVERY SCHEDULE

2.	Option Aircraft Delivery Schedule (ref. Purchase Agreement Article 21)

[***]

Attachment “G” to Amendment No.23 to Purchase Agreement COM0028-13	Page 2 of 2

AMENDMENT No. 24 TO PURCHASE AGREEMENT COM0028-13

This Amendment No.24 COM0488-17 (the “Amendment No.24”) dated as of September 7, 2017 is between Embraer S.A. (“Embraer”) and SkyWest, Inc. (“Buyer”), collectively referred to herein as the “Parties”, and constitutes an amendment and modification to Purchase Agreement COM0028-13 dated February 15, 2013 as amended from time to time (the “Purchase Agreement”).

All capitalized terms not otherwise defined herein shall have the same meaning when used herein as provided in the Purchase Agreement, and in case of any conflict between this Amendment No. 24 and the Purchase Agreement, this Amendment No. 24 shall control.

WHEREAS, pursuant to Amendment No. 20 COM0243-17 dated as of May 12, 2017 between Embraer and Buyer (“Amendment No. 20”), Embraer and Buyer entered into certain agreements relating to E170+ Aircraft;

WHEREAS, pursuant to Amendment No. 20, Embraer agreed to sell, and Buyer agreed to buy, [***] E170+ Aircraft to be initially operated by Buyer for Delta Air Lines, Inc. (“Delta”) with such aircraft to be configured per Attachment A13 as set forth in Amendment No. 20 (such [***] aircraft, the “Initial [***] Delta Aircraft”);

WHEREAS, pursuant to Amendment No. 22, Embraer agreed to sell, and Buyer agreed to buy, [***] E170+ Aircraft to be initially operated by Buyer for Delta Air Lines, Inc. (“Delta”) with such aircraft to be configured per Attachment A13 as set forth in Amendment No. 22 (such [***] Option Aircraft, the “[***] Delta Aircraft”);

WHEREAS, Buyer has requested and Embraer has agreed to exercise a batch of [***] of the Option Aircraft under the Purchase Agreement, with such aircraft to be initially operated by Buyer for Delta;

WHEREAS, Embraer shall deliver and Buyer shall take delivery of these [***] Option Aircraft in accordance with the new delivery schedule contained in this Amendment No. 24 and configured per Attachment A13 as set forth in this Amendment No. 24 (such [***] Option Aircraft, together with the Initial [***] Delta Aircraft, and together with [***] Delta Aircraft, collectively, the “SkyWest/Delta E170+ Aircraft”);

WHEREAS, Buyer has requested and Embraer has agreed to modify Attachment A13 and Attachment [***], each as set forth in Amendment No. 22, as provided in Attachment A13 and Attachment [***], each as attached to this Amendment No. 24, with such Attachment A13 and Attachment [***] to be applicable to all SkyWest/Delta E170+ Aircraft, including, without limitation, the Initial [***] Delta Aircraft and the [***] Delta Aircraft;

WHEREAS, Buyer has requested and Embraer has agreed to modify certain agreements with respect to the SkyWest/Delta E170+ Aircraft as set forth in Amendments No. 20 and No. 22, all as set forth in this Amendment No. 24; and

WHEREAS, as a consequence of this Option Aircraft exercise, Embraer shall sell and deliver and Buyer shall purchase and take delivery of (i) [***] E175 Aircraft (as defined below), and (ii)

Amendment No. 24 to Purchase Agreement COM0028-13 COM0488-17	Page 1 of 7

AMENDMENT No. 24 TO PURCHASE AGREEMENT COM0028-13

[***] E170+ Aircraft (as defined below). Buyer shall have the option to purchase up to [***] Option Aircraft in accordance with Article 21 of the Purchase Agreement. In addition, Buyer shall have the right to purchase up to [***] Purchase Right Aircraft in accordance with Article 22 of the Purchase Agreement.

NOW, THEREFORE, for good and valuable consideration which is hereby acknowledged, Embraer and Buyer hereby agree as follows:

1.	SUBJECT
1.1	Article 1 of the Purchase Agreement is amended by amending and restating the following definitions, or otherwise inserting new definitions, as the case may be:

“1.1.4. “Aircraft”: shall mean, (i) with respect to referenced aircraft [***] through and including aircraft [***], aircraft referenced [***] through and including [***], aircraft referenced [***] through and including [***], aircraft referenced [***] through and including [***], and aircraft referenced [***] in Attachment “G” to this Agreement, the EMBRAER 175 LR ([***]) aircraft manufactured by Embraer according to Attachments “A” through “A12” and “A14”, as may be amended or supplemented from time to time, as the case may be, for sale to Buyer pursuant to this Agreement, equipped with two engines identified therein (or, where there is more than one of such aircraft, each of such aircraft) (sometimes hereinafter, the “E175 Aircraft”); and (ii) with respect to referenced aircraft [***] through and including aircraft [***], aircraft referenced [***] through and including [***], aircraft referenced [***] through and including [***], and referenced aircraft [***] through and including aircraft [***] in Attachment “G” to this Purchase Agreement, together with the Option Aircraft and the Purchase Right Aircraft, the EMBRAER 170+ ([***]) aircraft manufactured by Embraer according to Attachment “A13”, as may be amended or supplemented from time to time, for sale to Buyer pursuant to this Agreement, equipped with two engines identified therein (or, where there is more than one of such aircraft, each of such aircraft) (all such aircraft described in this clause (ii) sometimes hereinafter, the “E170+ Aircraft”).

1.2	Article 2 of the Purchase Agreement shall be deleted and replaced by the following:

“Subject to the terms and conditions of this Agreement:

Amendment No. 24 to Purchase Agreement COM0028-13 COM0488-17	Page 2 of 7

AMENDMENT No. 24 TO PURCHASE AGREEMENT COM0028-13

2.1    Embraer shall sell and deliver and Buyer shall purchase and take delivery of [***] E175 Aircraft and [***] E170+ Aircraft;

2.2    Embraer shall provide to Buyer the Services and the Technical Publications as described in Attachment “B” to this Agreement; and

2.3    Buyer shall have the option to purchase up to [***] Option Aircraft in accordance with Article 21 of the Purchase Agreement. In addition, Buyer shall have the right to purchase up to [***] Purchase Right Aircraft in accordance with Article 22 of the Purchase Agreement.”

2.	E170+ AIRCRAFT CONFIGURATION CHANGE AND [***]

2.1 [***]

2.2 [***]

2.3 Each of the SkyWest/Delta E170+ Aircraft shall have the specific configuration described in Attachment “A13” to this Amendment No. 24.

2.4 [***]

3.	PRICE

As a result of the changes referred to in Article 2 above, the entire Article 3 of the Purchase Agreement is hereby deleted and replaced as follows:

“3.1    The Aircraft Basic Price for the E175 Aircraft and the E170+ Aircraft, as the case may be, in United States dollars, for each applicable Aircraft are [***]:

[***]

3.2    The Services and Technical Publications and other services specified in Attachment “B” are to be provided [***]. Additional technical publications as well as other services shall be billed to Buyer in accordance with Embraer’s rates prevailing at the time Buyer places a purchase order for such additional technical publications or other services, [***].

3.3    The Aircraft Basic Price for the E175 Aircraft shall be escalated as follows:

3.3.1    For the E175 Aircraft [***] through and including aircraft [***] in Attachment “G” to this Agreement: according to the Escalation Formula and cap conditions as per Attachment “D” to the Purchase Agreement and cap conditions per the Letter Agreement COM0029-13 (as amended from time to time). Such price as escalated

Amendment No. 24 to Purchase Agreement COM0028-13 COM0488-17	Page 3 of 7

AMENDMENT No. 24 TO PURCHASE AGREEMENT COM0028-13

shall be the Aircraft Purchase Price with respect to the E175 Aircraft and it will be provided by Embraer to Buyer [***] prior to each Aircraft Contractual Delivery Date.

3.3.2    For the E175 Aircraft [***] through and including aircraft [***], for the E175 Aircraft [***] through and including aircraft [***], for the E175 Aircraft [***] through and including aircraft [***], and for the E175 Aircraft [***] in Attachment “G” to this Agreement: according to the Escalation Formula and cap conditions as per Attachment “D1” to the Purchase Agreement (as amended from time to time). Such price as escalated shall be the Aircraft Purchase Price with respect to the E175 SkyWest/Alaska Airlines Aircraft [***] to [***] and it will be provided by Embraer to Buyer [***] prior to each Aircraft Contractual Delivery Date.

3.4    The Aircraft Basic Price for the E170+ Aircraft shall be escalated according to the Escalation Formula and cap conditions as per Attachment “D1” to the Purchase Agreement (as amended from time to time). Such price as escalated shall be the Aircraft Purchase Price or the Option Aircraft Purchase Price, as the case may be, with respect to the E170+ Aircraft, including each of the SkyWest/Delta E170+ Aircraft, and Embraer will provide it to Buyer [***] prior to each Aircraft Contractual Delivery Date.

3.5    The Aircraft Basic Price offered to Buyer for the E170+ Aircraft is based on the assumption that if, at Buyer’s sole discretion, Buyer acquires a service bulletin to convert the [***] configuration as provided in Attachment “A13” to another configuration and it increases the number of seats, Buyer would acquire such service bulletin from Embraer or would reimburse Embraer as detailed in Article 3 of Amendment No. 9 to the Letter Agreement COM0029-13.”

4.	PAYMENT

With respect to the Initial [***] Delta Aircraft, the Aircraft Purchase Price for each of the Initial [***] Delta Aircraft shall be paid as provided in Section 4 of the Agreement as amended by Amendment No. 20. With respect to the remaining [***] SkyWest/Delta E170+ Aircraft , the Option Aircraft Purchase Price shall be paid as provided in Section 21 of the Agreement.

5.	ATTACHMENTS CHANGE

[***]

6.	DELIVERY

Attachment “G” to the Purchase Agreement is hereby deleted and replaced in its entirety by Attachment “G” attached to this Amendment No. 24. The Contractual Delivery Date of the Aircraft and the Option Aircraft Contractual Delivery Date of the Option Aircraft is, in each case, as provided in Attachment “G” attached hereto.

Amendment No. 24 to Purchase Agreement COM0028-13 COM0488-17	Page 4 of 7

AMENDMENT No. 24 TO PURCHASE AGREEMENT COM0028-13

7.	OPTION AIRCRAFT

Article 21 of the Purchase Agreement shall be deleted and replaced by the following:

“Subject to the [***], Buyer shall have the option to purchase [***] Option Aircraft, to be delivered in accordance with Option Aircraft contractual delivery dates (each an “Option Aircraft Contractual Delivery Date”) contained in Section 2 of Attachment “G” to this Agreement. The Option Aircraft will be E170+ Aircraft in the configuration described in Attachment “A13” and the Aircraft Basic Price shall be as provided in Article 3.1 unless, in each case, as otherwise agreed following the Amendment No. 24 Effective Date.

The Option Aircraft will be supplied in accordance with the following terms and conditions:

21.1 [***]

21.2The unit basic price of the Option Aircraft shall be equal to the unit Aircraft Basic Price (the “Option Aircraft Basic Price”).

21.3The Option Aircraft Basic Price shall be escalated according to the escalation formula subject of Attachment “D1” hereto, determining the Option Aircraft purchase price (the “Option Aircraft Purchase Price”).

21.4The payment of the Option Aircraft Purchase Price shall be made for each Option Aircraft for which Buyer has exercised its option rights hereunder according to the following:

[***]

21.5The option to purchase the Option Aircraft shall be exercised in [***] groups of [***] Option Aircraft each, (the “Option Group” for purposes of this Article 21.5) no later than [***] prior to the first Business Day of the first Option Aircraft Contractual Delivery Date in such Option Group [***].

[***]. Any Option Aircraft not exercised by Buyer as per the terms and conditions of this paragraph will be considered relinquished, [***] following such termination.

21.6If the options are confirmed by Buyer as specified above, an amendment to the Purchase Agreement shall be executed by and between the Parties within [***] following the Option Aircraft exercise date, confirming the Option Aircraft as an Aircraft under this Agreement and setting forth any other mutually agreed upon the terms and conditions applicable to, if any, exclusively to the Option Aircraft.

21.7Article 2.3.4 of Attachment “B” hereto sets forth the agreement regarding the product support package to be applied to the Option Aircraft.”

8.	COMPLIANCE WITH LAWS

Each Party represents to the other Party that in connection with the negotiation, execution and performance under this Agreement it: (i) has acted in good faith and with business integrity towards the other Party and any third parties, (ii) complies with anti-corruption and anti-money laundering laws applicable to such Party to the extent that they apply to such Party’s obligations and activities stated in this Agreement, (iii) such Party has a code of ethics (or equivalent document) and an anti-corruption policy (or equivalent document) (collectively,

Amendment No. 24 to Purchase Agreement COM0028-13 COM0488-17	Page 5 of 7

AMENDMENT No. 24 TO PURCHASE AGREEMENT COM0028-13

“Code”) consistent with U.S business practice or internationally accepted ethical and anti-corruption standards, which guides the conduct of its officers and employees, and (iv) such Party maintains internal procedures reasonably designed and conceived to enforce and promote the compliance with the anti-corruption provisions of its Code. The foregoing representations are made on a continuing basis and shall hold true until termination or expiration of this Agreement.

Each Party represents to the other Party that (i) such Party has not and will not offer, promise or give to any employee, officer, official, agent or representative of the other Party any amount of money, personal services, credit or other thing of value, save where not in violation of any of the following: (a) United States or Brazilian laws which apply or may apply to this Agreement or to such Party generally, or (b) reasonably accepted standards of conduct and practices; and (ii) such Party has not and will not offer, promise or give to, or request or demand from, any employee, officer, official, agent or representative of the other Party any payment or thing of value which can potentially impact a business decision of the other Party in the context of this Agreement or the subject matter hereof.

9.	REINSTATEMENT OF PURCHASE AGREEMENT

All other provisions and conditions of the referenced Purchase Agreement, as well as its related Attachments and Letter Agreement, which are not specifically modified by this Amendment No. 24 shall remain in full force and effect without any change.

10.	COUNTERPARTS

This Amendment No. 24 may be signed by the Parties hereto in any number of separate counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument and all of which when taken together shall constitute one and the same instrument.

This Amendment No. 24 may be signed by facsimile with originals duly signed to follow by an internationally recognized courier.

Amendment No. 24 to Purchase Agreement COM0028-13 COM0488-17	Page 6 of 7

AMENDMENT No. 24 TO PURCHASE AGREEMENT COM0028-13

IN WITNESS WHEREOF, Embraer and Buyer, by their duly authorized officers, have entered into and executed this Amendment No. 24 to be effective as of the date first written above.

EMBRAER S.A.		SKYWEST, INC.

By:	/s/ Johann Bordais	By:	/s/ Wade Steel

Name:	Johann Bordais	Name:	Wade Steel

Title:	Vice President Services & Support	Title:	Chief Commercial Officer

By:	/s/ Luis Carlos Affonso

Name:	Luis Carlos Affonso
Title:	Chief Operating Officer
Commercial Aviation

Place:	São José dos Campos, SP-Brazil	Place:	St. George, Utah, USA

Amendment No. 24 to Purchase Agreement COM0028-13 COM0488-17	Page 7 of 7

ATTACHMENT A13 E170+ AIRCRAFT CONFIGURATION

1.	STANDARD AIRCRAFT

The EMBRAER E170+ Aircraft (certification designation ERJ 170-200 [***]) shall be manufactured according to [***] although not attached hereto, is incorporated herein by reference, and (ii) the characteristics described in the items below.

2.	OPTIONAL EQUIPMENT:

[***]

3.	FINISHING

The E170+ Aircraft will be delivered to Buyer as follows:

3.1	EXTERIOR FINISHING:

The fuselage of the E170+ Aircraft shall be painted according to Buyer’s colour and paint scheme, which shall be supplied to Embraer by Buyer on or before [***] prior to the first E170+ Aircraft Contractual Delivery Date. The wings and the horizontal stabilizer shall be supplied in the standard colours, i.e., grey BAC707.

The choices of colour and paint scheme made by Buyer shall apply to all E170+ Aircraft, unless Buyer provides written notice of a new colour and paint scheme not less than [***] prior to the relevant E170+ Aircraft Contractual Delivery Date.

3.2	INTERIOR FINISHING:

Buyer shall inform Embraer during the customer check list definition (“CCL”), to be held no later than [***] prior to the applicable E170+ Aircraft Contractual Delivery Date, of its choice of materials and colours of all and any item of interior finishing such as seat covers, carpet, floor lining on galley areas, side walls and overhead lining, galley lining and curtain, from the choices offered by and available at Embraer. In case Buyer opts to use different materials and/or patterns, Embraer will submit to Buyer a Proposal of Major Change (“PMC”) describing the impacts of such option, if any. Should Buyer not approve such PMC, the interior shall be built according to the choices offered by and available at Embraer.

Once defined, for the applicable CCL the choices of interior finishing made by Buyer shall apply to all applicable E170+ Aircraft. If Buyer requires an interior finishing for any Aircraft that is different from the original one informed to Embraer, Buyer shall present a written request to Embraer not less than [***] prior to the relevant E170+ Aircraft Contractual Delivery Date and Embraer will submit the relevant quotation to the approval of Buyer within [***] from the date such request is received by Embraer. Should Buyer not approve the quotation, the interior of relevant Aircraft shall be built according to the original choice of Buyer.

Attachment “A13” to Amendment #24 to Purchase Agreement COM0028-13	Page 1 of 3

ATTACHMENT A13 E170+ AIRCRAFT CONFIGURATION

3.3	BUYER FURNISHED EQUIPMENT (BFE) AND BUYER INSTALLED EQUIPMENT (BIE):

Buyer may choose to have carpets, tapestries, seat covers and curtain fabrics supplied to Embraer for installation in the Aircraft as BFE. Materials shall conform to the required standards and comply with all applicable regulations and airworthiness requirements. Delays in the delivery of BFE equipment or quality restrictions that prevent the installation thereof in the time frame required by the E170+ Aircraft manufacturing process shall entitle Embraer to either delay the delivery of the E170+ Aircraft for a period related to the delay of the BFE or present the E170+ Aircraft to Buyer without such BFE, in which case Buyer shall not be entitled to refuse acceptance of the E170+ Aircraft.

All BFE equipment shall be delivered in DDP conditions (INCOTERMS 2010) to C&D Zodiac – 14 Centerpointe Drive, La Palma, CA 90623, USA, or to another place to be timely informed by Embraer.

Galley inserts (such as coffee makers, water boilers, ovens), trolleys and standard units and medical kits, defibrillators and wheelchairs, as well as any other equipment classified as medical or pharmaceutical product, shall be acquired by Buyer and installed on the E170+ Aircraft by Buyer after delivery thereof as BIE.

Notwithstanding the above, Buyer shall [***] in [***].

3.4	EMBRAER RIGHT TO PERFORM FOR BUYER:

If, after written notice from Embraer to Buyer, Buyer fails to make any choice or definition which Buyer is required to make within [***] after such notice regarding the exterior and interior finishing of any E170+ Aircraft or to inform Embraer thereof, Embraer shall have the right, but not the obligation, to tender the E170+ Aircraft for delivery (a) painted white and (b) fitted with an interior finishing selected by Embraer at its reasonable discretion.

The taking of any such action by Embraer pursuant to this Article shall not constitute a waiver or release of any obligation of Buyer under the Purchase Agreement, nor a waiver of any event of default which may arise out of Buyer’s non-performance of such obligation, nor an election or waiver by Embraer of any remedy or right available to Embraer under the Purchase Agreement.

No compensation to Buyer or reduction of the E170+ Aircraft Basic Price shall be due by virtue of the taking of any such actions by Embraer and Embraer shall be entitled to charge Buyer for the amount of the reasonable expenses incurred by Embraer in connection with the performance of or compliance with such agreement, as the case may be, payable by Buyer within [***] from the presentation of the respective invoice by Embraer to Buyer.

Attachment “A13” to Amendment #24 to Purchase Agreement COM0028-13	Page 2 of 3

ATTACHMENT A13 E170+ AIRCRAFT CONFIGURATION

4.	REGISTRATION MARKS, TRANSPONDER AND ELT CODES:

The E170+ Aircraft shall be delivered to Buyer with the registration marks painted on them. The registration marks, the transponder code and ELT protocol coding shall be supplied to Embraer by Buyer no later than [***] before each relevant E170+ Aircraft Contractual Delivery. Embraer shall be entitled to tender the E170+ Aircraft for delivery to Buyer without registration marks, with an inoperative transponder and without setting the ELT protocol coding in case Buyer fails to supply such information to Embraer in due time.

5.	EXPORT CONTROL ITEMS

The E170+ Aircraft contains (i) an IESI (Integrated Electronic Standby Instrument System) manufactured by Thales Avionics with an embedded QRS-11 gyroscopic microchip used for emergency backup and flight safety information, and (ii) IRU (Inertial Reference Unit) manufactured by Honeywell International. The IESI and the IRU that are incorporated into this E170+ Aircraft are subject to export control under United States of America law. Transfer or re-export of such items (whether or not incorporated into the Aircraft), as well as their related technology and software may require prior authorization from the US Government.

IT IS HEREBY AGREED AND UNDERSTOOD BY THE PARTIES THAT IF THERE IS ANY CONFLICT BETWEEN THE TERMS OF THIS ATTACHMENT “A13” AND THE TERMS OF THE TECHNICAL DESCRIPTION ABOVE REFERRED, THE TERMS OF THIS ATTACHMENT “A13” SHALL PREVAIL.

Attachment “A13” to Amendment #24 to Purchase Agreement COM0028-13	Page 3 of 3

[***]

[***]

Attachment “F12” – Amendment No. 24 to Purchase Agreement COM0028-13	Page 1 of 1

ATTACHMENT “G” AIRCRAFT DELIVERY SCHEDULE

1.	Aircraft Delivery Schedule (ref. Purchase Agreement Article 5)

[***]

Attachment “G” to Amendment No.24 to Purchase Agreement COM0028-13	Page 1 of 2

ATTACHMENT “G” AIRCRAFT DELIVERY SCHEDULE

2.	Option Aircraft Delivery Schedule (ref. Purchase Agreement Article 21)

[***]

Attachment “G” to Amendment No.24 to Purchase Agreement COM0028-13	Page 2 of 2

AMENDMENT No. 25 TO PURCHASE AGREEMENT COM0028-13

This Amendment No.25 COM0582-17 (the “Amendment No.25”) dated as of September 22, 2017 is between Embraer S.A. (“Embraer”) and SkyWest, Inc. (“Buyer”), collectively  referred to herein as the “Parties”, and constitutes an amendment and modification to Purchase Agreement COM0028-13 dated February 15, 2013 as amended from time to time (the “Purchase Agreement”).

All capitalized terms not otherwise defined herein shall have the same meaning when used herein as provided in the Purchase Agreement, and in case of any conflict between this Amendment No. 25 and the Purchase Agreement, this Amendment No. 25 shall control.

WHEREAS, Buyer has entered into an agreement with Alaska Airlines Inc. (“Alaska”) to acquire and operate [***] E175 Aircraft in a configuration selected by Horizon Air Industries, Inc. (“E175 SkyWest/Horizon Air Aircraft”);

WHEREAS, as a consequence of such agreement between Buyer and Alaska, Buyer has requested and Embraer has agreed to include these additional [***] E175 Aircraft under the Purchase Agreement, configured per Attachment “A15” (SkyWest/Horizon Air Aircraft [***]) and Attachment “A16” (SkyWest/Horizon Air Aircraft [***] through [***]), as identified in Article 3.1 below, and covered by a performance guarantee per Attachment “F14” and Attachment “F15” respectively;

WHEREAS, Buyer has requested and Embraer has agreed to amend and restate Attachment “A14” and Attachment “F13”, each as set forth in Amendment No. 24, as provided in Attachment “A14” and Attachment “[***]”, each as attached to this Amendment No. 25, with such Attachment “A14” and Attachment “[***]” to be applicable to E175 SkyWest/Alaska Airlines Aircraft [***] through [***];

WHEREAS, Attachment “A15” and Attachment “[***]”, each as attached to this Amendment No. 25, shall be applicable to E175 SkyWest/Horizon Air Aircraft [***] and Attachment “A16” and Attachment “[***]”, each as attached to this Amendment No. 25, shall be applicable to E175 SkyWest/Horizon Air Aircraft [***] through [***];

WHEREAS, as a consequence of this acquisition, Embraer shall sell and deliver and Buyer shall purchase and take delivery of (i) [***] E175 Aircraft (as defined below), and (ii) [***] E170+ Aircraft (as defined below). Buyer shall have the option to purchase up to [***] Option Aircraft in accordance with Article 21 of the Purchase Agreement. In addition, Buyer shall have the right to purchase up to [***] Purchase Right Aircraft in accordance with Article 22 of the Purchase Agreement; and

WHEREAS, Embraer shall deliver and Buyer shall take delivery of these [***] E175 SkyWest/Horizon Air Aircraft in accordance with the new Attachment “G” enclosed in this Amendment No. 25.

NOW, THEREFORE, for good and valuable consideration which is hereby acknowledged, Embraer and Buyer hereby agree as follows:

Amendment No. 25 to Purchase Agreement COM0028-13 COM0582-17	Page 1 of 7

AMENDMENT No. 25 TO PURCHASE AGREEMENT COM0028-13

1.	SUBJECT
1.1	Article 1 of the Purchase Agreement is amended by amending and restating the following definitions, or otherwise inserting new definitions, as the case may be:

“1.1.4. “Aircraft”: shall mean, (i) with respect to referenced aircraft [***] through and including aircraft [***], aircraft referenced [***] through and including [***], aircraft referenced [***] through and including [***], aircraft referenced [***] through and including [***] and aircraft referenced [***] in Attachment “G” to this Agreement, the EMBRAER 175 LR ([***]) aircraft manufactured by Embraer according to  Attachments “A” through “A12”, “A14”, “A15” and “A16”, as may be amended or supplemented from time to time, as the case may be, for sale to Buyer pursuant to this Agreement, equipped with two engines identified therein (or, where there is more than one of such aircraft, each of such aircraft) (sometimes hereinafter, the “E175 Aircraft”); and (ii) with respect to referenced aircraft [***] through and including aircraft [***], referenced aircraft [***] through and including aircraft [***], referenced aircraft [***] through and including aircraft [***] and referenced aircraft [***] through and including aircraft [***] in Attachment “G” to this Purchase Agreement, together with the Option Aircraft and the Purchase Right Aircraft, the EMBRAER 170+ ([***]) aircraft manufactured by Embraer according to Attachment “A13”, as may be amended or supplemented from time to time, for sale to Buyer pursuant to this Agreement, equipped with two engines identified therein (or, where there is more than one of such aircraft, each of such aircraft) (all such aircraft described in this clause (ii) sometimes hereinafter, the “E170+ Aircraft”).

1.2	Article 2 of the Purchase Agreement shall be deleted and replaced by the following:

“Subject to the terms and conditions of this Agreement:

2.1    Embraer shall sell and deliver and Buyer shall purchase and take delivery of [***] E175 Aircraft and [***] E170+ Aircraft;

2.2    Embraer shall provide to Buyer the Services and the Technical Publications as described in Attachment “B” to this Agreement; and

2.3    Buyer shall have the option to purchase up to [***] Option Aircraft in accordance with Article 21 of the Purchase Agreement. In addition, Buyer shall have the right to purchase up to [***] Purchase Right Aircraft in accordance with Article 22 of the Purchase Agreement.”

2.	E175 SKYWEST/ALASKA AIRLINES AIRCRAFT CONFIGURATION CHANGE AND [***]

2.1 In accordance with Buyer’s request, a 3rd flight attendant seat shall be installed in each E175 SkyWest/Alaska Airlines Aircraft [*] through [***] configuration, as identified in Attachment A14 attached to this Amendment No. 25.

Amendment No. 25 to Purchase Agreement COM0028-13 COM0582-17	Page 2 of 7

AMENDMENT No. 25 TO PURCHASE AGREEMENT COM0028-13

2.2 [***]

2.3As a result of the change in configuration described in this Article 2, Aircraft Basic Price for the E175 SkyWest/Alaska Airlines Aircraft [***] through [***] shall be [***].

2.4Each of the E175 SkyWest/Alaska Airlines Aircraft [***] through [***] shall have the specific configuration described in Attachment “A14” to the Purchase Agreement, as such Attachment “A14” is amended by this Amendment No. 25, which is hereby incorporated into the Purchase Agreement as Attachment “A14”.

2.5 [***]

2.6 The E175 SkyWest/Horizon Air Aircraft [***] shall have the specific configuration described in Attachment “A15” attached to this Amendment No. 25, which is hereby incorporated into the Purchase Agreement as Attachment “A15” and the E175 SkyWest/Horizon Air Aircraft [***] through [***] shall have the specific configuration described in Attachment “A16” attached to this Amendment No. 25, which is hereby incorporated into the Purchase Agreement as Attachment “A16”.

2.7 [***]

3.	PRICE

As a result of the changes referred to in Article 1 above, the entire Article 3 of the Purchase Agreement is hereby deleted and replaced as follows:

“3.1    The Aircraft Basic Price for the E175 Aircraft and the E170+ Aircraft, as the case may be, in United States dollars, for each applicable Aircraft are [***]:

[***]

3.2    The Services and Technical Publications and other services specified in Attachment “B” are to be provided [***]. Additional technical publications, as well as, other services shall be billed to Buyer in accordance with Embraer’s rates, prevailing at the time Buyer places a purchase order for such additional technical publications or other services, [***].

3.3    The Aircraft Basic Price for the E175 Aircraft shall be escalated as follows:

3.3.1    For the E175 Aircraft #1 through and including aircraft [***] and E175 Aircraft [***] in Attachment “G” to this Agreement: according to the Escalation Formula and cap conditions as per Attachment “D” to the Purchase Agreement and cap conditions per the Letter Agreement COM0029-13 (as amended from time to time). Such price as escalated shall be the Aircraft Purchase Price with

Amendment No. 25 to Purchase Agreement COM0028-13 COM0582-17	Page 3 of 7

AMENDMENT No. 25 TO PURCHASE AGREEMENT COM0028-13

respect to the E175 Aircraft and it will be provided by Embraer to Buyer [***] prior to each Aircraft Contractual Delivery Date.

3.3.2    For the E175 Aircraft [***] through and including aircraft [***], for the E175 Aircraft [***] through and including aircraft [***], for the E175 Aircraft [***] through and including aircraft [***], for the E175 Aircraft [***] through and including aircraft [***], for the E175 Aircraft [***] through and including [***] and for the E175 Aircraft [***] in Attachment “G” to this Agreement: according to the Escalation Formula and cap conditions as per Attachment “D1” to the Purchase Agreement (as amended from time to time). Such price as escalated shall be the Aircraft Purchase Price with respect to the E175 SkyWest/Horizon Air Aircraft [***] to [***] and to the SkyWest/Alaska Airlines Aircraft [***] to [***] and it will be provided by Embraer to Buyer [***] prior to each Aircraft Contractual Delivery Date.

3.4    The Aircraft Basic Price for the E170+ Aircraft shall be escalated according to the Escalation Formula and cap conditions as per Attachment “D1” to the Purchase Agreement (as amended from time to time). Such price as escalated shall be the Aircraft Purchase Price or the Option Aircraft Purchase Price, as the case may be, with respect to the E170+ Aircraft, including each of the SkyWest/Delta E170+ Aircraft, and Embraer will provide it to Buyer [***] prior to each Aircraft Contractual Delivery Date.

3.5    The Aircraft Basic Price offered to Buyer for the E170+ Aircraft is based on the assumption that if, at Buyer’s sole discretion, Buyer acquires a service bulletin to convert the [***] configuration as provided in Attachment “A13” to another configuration and it increases the number of seats, Buyer would acquire such service bulletin from Embraer or would reimburse Embraer as detailed in Article 3 of Amendment No. 9 to the Letter Agreement COM0029-13.”

4.	PAYMENT

With respect to the E175 SkyWest/Horizon Air Aircraft [***] through [***], Articles [***] of the Purchase Agreement shall be entirely replaced by the Articles [***] of this Amendment No. 25, as follows:

“The Aircraft Purchase Price for each E175 SkyWest/Horizon Air Aircraft [***] to [***] shall be paid by Buyer, as follows:

[***]

5.	ATTACHMENTS CHANGE

For purposes of clarity, as to each of the E175 Aircraft and E170+ Aircraft, the applicable Attachment “[***]” is as provided below, as such Attachment “[***]” may be amended from time to time:

Amendment No. 25 to Purchase Agreement COM0028-13 COM0582-17	Page 4 of 7

AMENDMENT No. 25 TO PURCHASE AGREEMENT COM0028-13

[***]

6.	DELIVERY

Attachment “G” to the Purchase Agreement is hereby deleted and replaced in its entirety by Attachment “G” attached to this Amendment No. 25. The Contractual Delivery Date of the Aircraft and the Option Aircraft Contractual Delivery Date of the Option Aircraft is, in each case, as provided in Attachment “G” attached hereto.

7.	OPTION AIRCRAFT

Article 21 of the Purchase Agreement shall be deleted and replaced by the following:

“Subject to the [***], Buyer shall have the option to purchase [***] Option Aircraft, to be delivered in accordance with Option Aircraft contractual delivery dates (each an “Option Aircraft Contractual Delivery Date”) contained in Section 2 of Attachment “G” to this Agreement. The Option Aircraft will be E170+ Aircraft in the configuration described in Attachment “A13” and the Aircraft Basic Price shall be as provided in Article 3.1 unless, in each case, as otherwise agreed following the Amendment No. 25 Effective Date.

The Option Aircraft will be supplied in accordance with the following terms and conditions:

21.1 [***]

21.2    The unit basic price of the Option Aircraft shall be equal to the unit Aircraft Basic Price (the “Option Aircraft Basic Price”).

21.3    The Option Aircraft Basic Price shall be escalated according to the escalation formula subject of Attachment “D1” hereto, determining the Option Aircraft purchase price (the “Option Aircraft Purchase Price”).

21.4    The payment of the Option Aircraft Purchase Price shall be made for each Option Aircraft for which Buyer has exercised its option rights hereunder according to the following:

[***]

21.5    The option to purchase the Option Aircraft shall be exercised in [***] groups of [***] Option Aircraft each (the “Option Group” for purposes of this Article 21.5) no later than [***] prior to [***] the first Option Aircraft Contractual Delivery Date in such Option Group.

[***]. Any Option Aircraft not exercised by Buyer as per the terms and conditions of this paragraph will be considered relinquished, [***], and Embraer shall return to Buyer any payments made by Buyer towards the purchase of such terminated Option Aircraft within [***] such termination.

21.6    If the options are confirmed by Buyer as specified above, an amendment to the Purchase Agreement shall be executed by and between the Parties within [***] following the Option Aircraft exercise date, confirming the Option Aircraft as an Aircraft under this Agreement and setting forth any other mutually agreed upon the terms and conditions applicable to, if any, exclusively to the Option Aircraft.

Amendment No. 25 to Purchase Agreement COM0028-13 COM0582-17	Page 5 of 7

AMENDMENT No. 25 TO PURCHASE AGREEMENT COM0028-13

21.7    Article 2.3.4 of Attachment “B” hereto sets forth the agreement regarding the product support package to be applied to the Option Aircraft.”

8.	COMPLIANCE WITH LAWS

Each Party represents to the other Party that in connection with the negotiation, execution and performance under this Agreement it: (i) has acted in good faith and with business integrity towards the other Party and any third parties, (ii) complies with anti-corruption and anti-money laundering laws applicable to such Party to the extent that they apply to such Party’s obligations and activities stated in this Agreement, (iii) such Party has a code of ethics (or equivalent document) and an anti-corruption policy (or equivalent document) (collectively, “Code”) consistent with U.S business practice or internationally accepted ethical and anti-corruption standards, which guides the conduct of its officers and employees, and (iv) such Party maintains internal procedures reasonably designed and conceived to enforce and promote the compliance with the anti-corruption provisions of its Code. The foregoing representations are made on a continuing basis and shall hold true until termination or expiration of this Agreement.

Each Party represents to the other Party that (i) such Party has not and will not offer, promise or give to any employee, officer, official, agent or representative of the other Party any amount of money, personal services, credit or other thing of value, save where not in violation of any of the following: (a) United States or Brazilian laws which apply or may apply to this Agreement or to such Party generally, or (b) reasonably accepted standards of conduct and practices; and (ii) such Party has not and will not offer, promise or give to, or request or demand from, any employee, officer, official, agent or representative of the other Party any payment or thing of value which can potentially impact a business decision of the other Party in the context of this Agreement or the subject matter hereof.

9.	REINSTATEMENT OF PURCHASE AGREEMENT

All other provisions and conditions of the referenced Purchase Agreement, as well as its related Attachments and Letter Agreement, which are not specifically modified by this Amendment No. 25 shall remain in full force and effect without any change.

10.	COUNTERPARTS

This Amendment No. 25 may be signed by the Parties hereto in any number of separate counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument and all of which when taken together shall constitute one and the same instrument.

This Amendment No. 25 may be signed by facsimile with originals duly signed to follow by an internationally recognized courier.

[Signature Page Follows]

Amendment No. 25 to Purchase Agreement COM0028-13 COM0582-17	Page 6 of 7

AMENDMENT No. 25 TO PURCHASE AGREEMENT COM0028-13

IN WITNESS WHEREOF, Embraer and Buyer, by their duly authorized officers, have entered into and executed this Amendment No. 25 to be effective as of the date first written above.

EMBRAER S.A.		SKYWEST, INC.

By:	/s/ Johann Bordais	By:	/s/ Wade Steel

Name:	Johann Bordais	Name:	Wade Steel

Title:	Vice President Services & Support	Title:	Chief Commercial Officer

By:	/s/ Simon Newitt

Name:	Simon Newitt
Title:	Vice President, Contracts
Commercial Aviation

Place:	São José dos Campos, SP-Brazil	Place:	St. George, Utah, USA

Amendment No. 25 to Purchase Agreement COM0028-13 COM0582-17	Page 7 of 7

ATTACHMENT A14 EMBRAER 175 AIRCRAFT CONFIGURATION (SkyWest/Alaska Airlines)

1.	STANDARD AIRCRAFT

The Aircraft EMBRAER 175 (certification designation ERJ 170-200 LR) shall be manufactured according to [***] although not attached hereto, is incorporated herein by reference, and (ii) the characteristics described in the items below.

2.	OPTIONAL EQUIPMENT:

[***]

3.	FINISHING

The Aircraft will be delivered to Buyer as follows:

3.1	EXTERIOR FINISHING:

The fuselage of the Aircraft shall be painted according to Buyer’s colour and paint scheme, which shall be supplied to Embraer by Buyer on or before [***] prior to the first Aircraft Contractual Delivery Date. The wings and the horizontal stabilizer shall be supplied in the standard colours, i.e., grey BAC707.

The choices of colour and paint scheme made by Buyer shall apply to all Aircraft, unless Buyer provides written notice of a new colour and paint scheme not less than [***] prior to the relevant Aircraft Contractual Delivery Date.

3.2	INTERIOR FINISHING:

Buyer shall inform Embraer during the customer check list definition (“CCL”), to be held no later than [***] prior to the applicable Aircraft Contractual Delivery Date, of its choice of materials and colours of all and any item of interior finishing such as seat covers, carpet, floor lining on galley areas, side walls and overhead lining, galley lining and curtain, from the choices offered by and available at Embraer. In case Buyer opts to use different materials and/or patterns, Embraer will submit to Buyer a Proposal of Major Change (“PMC”) describing the impacts of such option, if any. Should Buyer not approve such PMC, the interior shall be built according to the choices offered by and  available at Embraer.

Once defined, for the applicable CCL the choices of interior finishing made by Buyer shall apply to all applicable Aircraft. If Buyer requires an interior finishing for any Aircraft that is different from the original one informed to Embraer, Buyer shall present a written request to Embraer not less than [***] prior to the relevant Aircraft Contractual Delivery Date and Embraer will submit the relevant quotation to the approval of Buyer within [***] from the date such request is received by Embraer. Should Buyer not approve the quotation, the interior of relevant Aircraft shall be built according to the original choice of Buyer.

Attachment “A14” to Amendment No. 25 to Purchase Agreement COM0028-13	Page 1 of 3

ATTACHMENT A14 EMBRAER 175 AIRCRAFT CONFIGURATION (SkyWest/Alaska Airlines)

3.3	BUYER FURNISHED EQUIPMENT (BFE) AND BUYER INSTALLED EQUIPMENT (BIE):

Buyer may choose to have carpets, tapestries, seat covers and curtain fabrics supplied to Embraer for installation in the Aircraft as BFE. Materials shall conform to the required standards and comply with all applicable regulations and airworthiness requirements. Delays in the delivery of BFE equipment or quality restrictions that prevent the installation thereof in the time frame required by the Aircraft manufacturing process shall entitle Embraer to either delay the delivery of the Aircraft for a period related to the delay of the BFE or present the Aircraft to Buyer without such BFE, in which case Buyer shall not be entitled to refuse acceptance of the Aircraft.

All BFE equipment shall be delivered in DDP conditions (INCOTERMS 2010) to C&D Zodiac – 14 Centerpointe Drive, La Palma, CA 90623, USA, or to another place to be timely informed by Embraer.

Galley inserts (such as coffee makers, water boilers, ovens), trolleys and standard units and medical kits, defibrillators and wheelchairs, as well as any other equipment classified as medical or pharmaceutical product, shall be acquired by Buyer and installed on the Aircraft by Buyer after delivery thereof as BIE.

Notwithstanding the above, Buyer shall [***] in [***].

3.4	EMBRAER RIGHT TO PERFORM FOR BUYER:

If, after written notice from Embraer to Buyer, Buyer fails to make any choice or definition which Buyer is required to make within [***] after such notice regarding the exterior and interior finishing of any Aircraft or to inform Embraer thereof, Embraer shall have the right, but not the obligation, to tender the Aircraft for delivery (a) painted white and (b) fitted with an interior finishing selected by Embraer at its reasonable discretion.

The taking of any such action by Embraer pursuant to this Article shall not constitute a waiver or release of any obligation of Buyer under the Purchase Agreement, nor a waiver of any event of default which may arise out of Buyer’s non-performance of such obligation, nor an election or waiver by Embraer of any remedy or right available to Embraer under the Purchase Agreement.

No compensation to Buyer or reduction of the Aircraft Basic Price shall be due by virtue of the taking of any such actions by Embraer and Embraer shall be entitled to charge Buyer for the amount of the reasonable expenses incurred by Embraer in connection with the performance of or compliance with such agreement, as the case may be, payable by Buyer within [***] from the presentation of the respective invoice by Embraer to Buyer.

4.	REGISTRATION MARKS, TRANSPONDER AND ELT CODES:

The Aircraft shall be delivered to Buyer with the registration marks painted on them. The registration marks, the transponder code and ELT protocol coding shall be supplied to Embraer by Buyer no later than [***] before each relevant Aircraft Contractual Delivery. Embraer shall be entitled to tender the Aircraft for

Attachment “A14” to Amendment No. 25 to Purchase Agreement COM0028-13	Page 2 of 3

ATTACHMENT A14 EMBRAER 175 AIRCRAFT CONFIGURATION (SkyWest/Alaska Airlines)

delivery to Buyer without registration marks, with an inoperative transponder and without setting the ELT protocol coding in case Buyer fails to supply such information to Embraer in due time.

5.	EXPORT CONTROL ITEMS

The Aircraft contains (i) an IESI (Integrated Electronic Standby Instrument System) manufactured by Thales Avionics with an embedded QRS-11 gyroscopic microchip used for emergency backup and flight safety information, and (ii) IRU (Inertial Reference Unit) manufactured by Honeywell International. The IESI and the IRU that are incorporated into this Aircraft are subject to export control under United States of America law. Transfer or re-export of such items (whether or not incorporated into the Aircraft), as well as their related technology and software may require prior authorization from the US Government.

IT IS HEREBY AGREED AND UNDERSTOOD BY THE PARTIES THAT IF THERE IS ANY CONFLICT BETWEEN THE TERMS OF THIS ATTACHMENT “A14” AND THE TERMS OF THE TECHNICAL DESCRIPTION ABOVE REFERRED, THE TERMS OF THIS ATTACHMENT “A14” SHALL PREVAIL.

Attachment “A14” to Amendment No. 25 to Purchase Agreement COM0028-13	Page 3 of 3

ATTACHMENT “A15” (SkyWest/Horizon Air #01) AIRCRAFT CONFIGURATION

1.	STANDARD AIRCRAFT

The Aircraft EMBRAER 175 (certification designation ERJ 170-200 LR) shall be manufactured according to [***] although not attached hereto, is incorporated herein by reference, and (ii) the characteristics described in the items below.

2.	OPTIONAL EQUIPMENT

[***]

3.	FINISHING

The Aircraft will be delivered to Buyer as follows:

3.1	EXTERIOR FINISHING:

The fuselage of the Aircraft shall be painted according to Buyer’s colour and paint scheme, which shall be supplied to Embraer by Buyer on or before [***] prior to the first Aircraft Contractual Delivery Date. The wings and the horizontal stabilizer shall be supplied in the standard colours, i.e., grey BAC707.

The choices of colour and paint scheme made by Buyer shall apply to all Aircraft, unless Buyer provides written notice of a new colour and paint scheme not less than [***] prior to the relevant Aircraft Contractual Delivery Date.

3.2	INTERIOR FINISHING:

Buyer shall inform Embraer during the customer check list definition (“CCL”), to be held no later than [***] prior to the applicable Aircraft Contractual Delivery Date, of its choice of materials and colours of all and any item of interior finishing such as seat covers, carpet, floor lining on galley areas, side walls and overhead lining, galley lining and curtain, from the choices offered by and available at Embraer. In case Buyer opts to use different materials and/or patterns, Embraer will submit to Buyer a Proposal of Major Change (“PMC”) describing the impacts of such option, if any. Should Buyer not approve such PMC, the interior shall be built according to the choices offered by and available at Embraer.

Once defined, for the applicable CCL the choices of interior finishing made by Buyer shall apply to all applicable Aircraft. If Buyer requires an interior finishing for any Aircraft that is different from the original one informed to Embraer, Buyer shall present a written request to Embraer not less than [***] prior to the relevant Aircraft Contractual Delivery Date and Embraer will submit the relevant quotation to the approval of Buyer within [***] from the date such request is received by Embraer. Should Buyer not approve the quotation, the interior of relevant Aircraft shall be built according to the original choice of Buyer.

Attachment “A15” to Amendment No. 25 to Purchase Agreement COM0028-13	Page 1 of 3

ATTACHMENT “A15” (SkyWest/Horizon Air #01) AIRCRAFT CONFIGURATION

3.3	BUYER FURNISHED EQUIPMENT (BFE) AND BUYER INSTALLED EQUIPMENT (BIE):

Buyer may choose to have carpets, tapestries, seat covers and curtain fabrics supplied to Embraer for installation in the Aircraft as BFE. Materials shall conform to the required standards and comply with all applicable regulations and airworthiness requirements. Delays in the delivery of BFE equipment or quality restrictions that prevent the installation thereof in the time frame required by the Aircraft manufacturing process shall entitle Embraer to either delay the delivery of the Aircraft for a period related to the delay of the BFE or present the Aircraft to Buyer without such BFE, in which case Buyer shall not be entitled to refuse acceptance of the Aircraft.

All BFE equipment shall be delivered in DDP conditions (INCOTERMS 2010) to C&D Zodiac – 14 Centerpointe Drive, La Palma, CA 90623, USA, or to another place to be timely informed by Embraer.

Galley inserts (such as coffee makers, water boilers, ovens), trolleys and standard units and medical kits, defibrillators and wheelchairs, as well as any other equipment classified as medical or pharmaceutical product, shall be acquired by Buyer and installed on the Aircraft by Buyer after delivery thereof as BIE.

Notwithstanding the above, Buyer shall [***] in [***].

3.4	EMBRAER RIGHT TO PERFORM FOR BUYER:

If, after written notice from Embraer to Buyer, Buyer fails to make any choice or definition which Buyer is required to make within [***] after such notice regarding the exterior and interior finishing of any Aircraft or to inform Embraer thereof, Embraer shall have the right, but not the obligation, to tender the Aircraft for delivery (a) painted white and (b) fitted with an interior finishing selected by Embraer at its reasonable discretion.

The taking of any such action by Embraer pursuant to this Article shall not constitute a waiver or release of any obligation of Buyer under the Purchase Agreement, nor a waiver of any event of default which may arise out of Buyer’s non-performance of such obligation, nor an election or waiver by Embraer of any remedy or right available to Embraer under the Purchase Agreement.

No compensation to Buyer or reduction of the Aircraft Basic Price shall be due by virtue of the taking of any such actions by Embraer and Embraer shall be entitled to charge Buyer for the amount of the reasonable expenses incurred by Embraer in connection with the performance of or compliance with such agreement, as the case may be, payable by Buyer within [***] from the presentation of the respective invoice by Embraer to Buyer.

4.	REGISTRATION MARKS, TRANSPONDER AND ELT CODES:

The Aircraft shall be delivered to Buyer with the registration marks painted on them. The registration marks, the transponder code and ELT protocol coding shall be supplied to Embraer by Buyer no later than [***] before each relevant Aircraft Contractual Delivery. Embraer shall be entitled to tender the Aircraft for delivery to Buyer without registration marks, with an inoperative transponder and

Attachment “A15” to Amendment No. 25 to Purchase Agreement COM0028-13	Page 2 of 3

ATTACHMENT “A15” (SkyWest/Horizon Air #01) AIRCRAFT CONFIGURATION

without setting the ELT protocol coding in case Buyer fails to supply such information to Embraer in due time.

5.	EXPORT CONTROL ITEMS

The Aircraft contains (i) an IESI (Integrated Electronic Standby Instrument System) manufactured by Thales Avionics with an embedded QRS-11 gyroscopic microchip used for emergency backup and flight safety information, and (ii) IRU (Inertial Reference Unit) manufactured by Honeywell International. The IESI and the IRU that are incorporated into this Aircraft are subject to export control under United States of America law. Transfer or re-export of such items (whether or not incorporated into the Aircraft), as well as their related technology and software may require prior authorization from the US Government.

IT IS HEREBY AGREED AND UNDERSTOOD BY THE PARTIES THAT IF THERE IS ANY CONFLICT BETWEEN THE TERMS OF THIS ATTACHMENT “A15” AND THE TERMS OF THE TECHNICAL DESCRIPTION ABOVE REFERRED, THE TERMS OF THIS ATTACHMENT “A15” SHALL PREVAIL.

Attachment “A15” to Amendment No. 25 to Purchase Agreement COM0028-13	Page 3 of 3

ATTACHMENT “A16” (SkyWest/Horizon Air #02 to #05) AIRCRAFT CONFIGURATION

1.	STANDARD AIRCRAFT

The Aircraft EMBRAER 175 (certification designation ERJ 170-200 LR) shall be manufactured according to [***] although not attached hereto, is incorporated herein by reference, and (ii) the characteristics described in the items below.

2.	OPTIONAL EQUIPMENT

[***]

3.	FINISHING

The Aircraft will be delivered to Buyer as follows:

3.1	EXTERIOR FINISHING:

The fuselage of the Aircraft shall be painted according to Buyer’s colour and paint scheme, which shall be supplied to Embraer by Buyer on or before [***] prior to the first Aircraft Contractual Delivery Date. The wings and the horizontal stabilizer shall be supplied in the standard colours, i.e., grey BAC707.

The choices of colour and paint scheme made by Buyer shall apply to all Aircraft, unless Buyer provides written notice of a new colour and paint scheme not less than [***] prior to the relevant Aircraft Contractual Delivery Date.

3.2	INTERIOR FINISHING:

Buyer shall inform Embraer during the customer check list definition (“CCL”), to be held no later than [***] prior to the applicable Aircraft Contractual Delivery Date, of its choice of materials and colours of all and any item of interior finishing such as seat covers, carpet, floor lining on galley areas, side walls and overhead lining, galley lining and curtain, from the choices offered by and available at Embraer. In case Buyer opts to use different materials and/or patterns, Embraer will submit to Buyer a Proposal of Major Change (“PMC”) describing the impacts of such option, if any. Should Buyer not approve such PMC, the interior shall be built according to the choices offered by and available at Embraer.

Once defined, for the applicable CCL the choices of interior finishing made by Buyer shall apply to all applicable Aircraft. If Buyer requires an interior finishing for any Aircraft that is different from the original one informed to Embraer, Buyer shall present a written request to Embraer not less than [***] prior to the relevant Aircraft Contractual Delivery Date and Embraer will submit the relevant quotation to the approval of Buyer within [***] from the date such request is received by Embraer. Should Buyer not approve the quotation, the interior of relevant Aircraft shall be built according to the original choice of Buyer.

Attachment “A16” to Amendment No. 25 to Purchase Agreement COM0028-13	Page 1 of 3

ATTACHMENT “A16” (SkyWest/Horizon Air #02 to #05) AIRCRAFT CONFIGURATION

3.3	BUYER FURNISHED EQUIPMENT (BFE) AND BUYER INSTALLED EQUIPMENT (BIE):

Buyer may choose to have carpets, tapestries, seat covers and curtain fabrics supplied to Embraer for installation in the Aircraft as BFE. Materials shall conform to the required standards and comply with all applicable regulations and airworthiness requirements. Delays in the delivery of BFE equipment or quality restrictions that prevent the installation thereof in the time frame required by the Aircraft manufacturing process shall entitle Embraer to either delay the delivery of the Aircraft for a period related to the delay of the BFE or present the Aircraft to Buyer without such BFE, in which case Buyer shall not be entitled to refuse acceptance of the Aircraft.

All BFE equipment shall be delivered in DDP conditions (INCOTERMS 2010) to C&D Zodiac – 14 Centerpointe Drive, La Palma, CA 90623, USA, or to another place to be timely informed by Embraer.

Galley inserts (such as coffee makers, water boilers, ovens), trolleys and standard units and medical kits, defibrillators and wheelchairs, as well as any other equipment classified as medical or pharmaceutical product, shall be acquired by Buyer and installed on the Aircraft by Buyer after delivery thereof as BIE.

Notwithstanding the above, Buyer shall [***] in [***].

3.4	EMBRAER RIGHT TO PERFORM FOR BUYER:

If, after written notice from Embraer to Buyer, Buyer fails to make any choice or definition which Buyer is required to make within [***] after such notice regarding the exterior and interior finishing of any Aircraft or to inform Embraer thereof, Embraer shall have the right, but not the obligation, to tender the Aircraft for delivery (a) painted white and (b) fitted with an interior finishing selected by Embraer at its reasonable discretion.

The taking of any such action by Embraer pursuant to this Article shall not constitute a waiver or release of any obligation of Buyer under the Purchase Agreement, nor a waiver of any event of default which may arise out of Buyer’s non-performance of such obligation, nor an election or waiver by Embraer of any remedy or right available to Embraer under the Purchase Agreement.

No compensation to Buyer or reduction of the Aircraft Basic Price shall be due by virtue of the taking of any such actions by Embraer and Embraer shall be entitled to charge Buyer for the amount of the reasonable expenses incurred by Embraer in connection with the performance of or compliance with such agreement, as the case may be, payable by Buyer within [***] from the presentation of the respective invoice by Embraer to Buyer.

4.	REGISTRATION MARKS, TRANSPONDER AND ELT CODES:

The Aircraft shall be delivered to Buyer with the registration marks painted on them. The registration marks, the transponder code and ELT protocol coding shall be supplied to Embraer by Buyer no later than [***] before each relevant Aircraft Contractual Delivery. Embraer shall be entitled to tender the Aircraft for delivery to Buyer without registration marks, with an inoperative transponder and

Attachment “A16” to Amendment No. 25 to Purchase Agreement COM0028-13	Page 2 of 3

ATTACHMENT “A16” (SkyWest/Horizon Air #02 to #05) AIRCRAFT CONFIGURATION

without setting the ELT protocol coding in case Buyer fails to supply such information to Embraer in due time.

5.	EXPORT CONTROL ITEMS

The Aircraft contains (i) an IESI (Integrated Electronic Standby Instrument System) manufactured by Thales Avionics with an embedded QRS-11 gyroscopic microchip used for emergency backup and flight safety information, and (ii) IRU (Inertial Reference Unit) manufactured by Honeywell International. The IESI and the IRU that are incorporated into this Aircraft are subject to export control under United States of America law. Transfer or re-export of such items (whether or not incorporated into the Aircraft), as well as their related technology and software may require prior authorization from the US Government.

IT IS HEREBY AGREED AND UNDERSTOOD BY THE PARTIES THAT IF THERE IS ANY CONFLICT BETWEEN THE TERMS OF THIS ATTACHMENT “A16” AND THE TERMS OF THE TECHNICAL DESCRIPTION ABOVE REFERRED, THE TERMS OF THIS ATTACHMENT “A16” SHALL PREVAIL.

Attachment “A16” to Amendment No. 25 to Purchase Agreement COM0028-13	Page 3 of 3

ATTACHMENT “D1” AIRCRAFT ESCALATION FORMULA ([***])

[***]

Attachment “D1” to Amendment #25 to Purchase Agreement COM0028-13	Page 1 of 1

[***]

[***]

Attachment “F13” – Amendment No. 25 to Purchase Agreement COM0028-13	Page 1 of 1

[***]

[***]

Attachment “F14” – Amendment No. 25 to Purchase Agreement COM0028-13	Page 1 of 1

[***]

[***]

Attachment “F15” – Amendment. No. 25 to Purchase Agreement COM0028-13	Page 1 of 1

ATTACHMENT “G” AIRCRAFT DELIVERY SCHEDULE

1.	Aircraft Delivery Schedule (ref. Purchase Agreement Article 5)

[***]

Attachment “G” to Amendment No.25 to Purchase Agreement COM0028-13	Page 1 of 2

ATTACHMENT “G” AIRCRAFT DELIVERY SCHEDULE

2.	Option Aircraft Delivery Schedule (ref. Purchase Agreement Article 21)

[***]

Attachment “G” to Amendment No.25 to Purchase Agreement COM0028-13	Page 2 of 2

AMENDMENT No. 26 TO PURCHASE AGREEMENT COM0028-13

This Amendment No.26 COM0102-18 (the “Amendment No.26”) dated as of March 6, 2018 is between Embraer S.A. (“Embraer”) and SkyWest, Inc. (“Buyer”), collectively referred to herein as the “Parties”, and constitutes an amendment and modification to Purchase Agreement COM0028-13 dated February 15, 2013 as amended from time to time (the “Purchase Agreement”).

All capitalized terms not otherwise defined herein shall have the same meaning when used herein as provided in the Purchase Agreement, and in case of any conflict between this Amendment No. 26 and the Purchase Agreement, this Amendment No. 26 shall control.

WHEREAS, Embraer and Buyer agree to [***].

NOW, THEREFORE, for good and valuable consideration which is hereby acknowledged, Embraer and Buyer hereby agree as follows:

1.	INTERPRETATION

The Parties have mutually agreed that notwithstanding Article [***] of the Purchase Agreement, referenced aircraft [***] through and including aircraft [***], referenced aircraft [***] through and including aircraft [***], referenced aircraft [***] through and including aircraft [***] and referenced aircraft [***] through and including aircraft [***] (the “[***] Aircraft”) shall have a [***]. For the avoidance of doubt, [***]. Embraer further agrees that it will  immediately take all action necessary to effect a [***].

[***]

2.	COMPLIANCE WITH LAWS

Each Party represents to the other Party that in connection with the negotiation, execution and performance under this Agreement it: (i) has acted in good faith and with business integrity towards the other Party and any third parties, (ii) complies with anti-corruption and anti-money laundering laws applicable to such Party to the extent that they apply to such Party’s obligations and activities stated in this Agreement, (iii) such Party has a code of ethics (or equivalent document) and an anti-corruption policy (or equivalent document) (collectively, “Code”) consistent with U.S business practice or internationally accepted ethical and anti-corruption standards, which guides the conduct of its officers and employees, and (iv) such Party maintains internal procedures reasonably designed and conceived to enforce and promote the compliance with the anti-corruption provisions of its Code. The foregoing representations are made on a continuing basis and shall hold true until termination or expiration of this Agreement.

Each Party represents to the other Party that (i) such Party has not and will not offer, promise or give to any employee, officer, official, agent or representative of the other Party any amount of money, personal services, credit or other thing of value, save where not in violation of any of the following: (a) United States or Brazilian laws which apply or may apply

Amendment No. 26 to Purchase Agreement COM0028-13 COM0102-18	Page 1 of 3

AMENDMENT No. 26 TO PURCHASE AGREEMENT COM0028-13

to this Agreement or to such Party generally, or (b) reasonably accepted standards of conduct and practices; and (ii) such Party has not and will not offer, promise or give to, or request or demand from, any employee, officer, official, agent or representative of the other Party any payment or thing of value which can potentially impact a business decision of the other Party in the context of this Agreement or the subject matter hereof.

3.	REINSTATEMENT OF PURCHASE AGREEMENT

All other provisions and conditions of the referenced Purchase Agreement, as well as its related Attachments and Letter Agreement, which are not specifically modified by this Amendment No. 26 shall remain in full force and effect without any change.

4.	COUNTERPARTS

This Amendment No. 26 may be signed by the Parties hereto in any number of separate counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument and all of which when taken together shall constitute one and the same instrument.

This Amendment No. 26 may be signed by facsimile with originals duly signed to follow by an internationally recognized courier.

[Signature Page Follows]

Amendment No. 26 to Purchase Agreement COM0028-13 COM0102-18	Page 2 of 3

AMENDMENT No. 26 TO PURCHASE AGREEMENT COM0028-13

IN WITNESS WHEREOF, Embraer and Buyer, by their duly authorized officers, have entered into and executed this Amendment No. 26 to be effective as of the date first written above.

EMBRAER S.A.		SKYWEST, INC.

By:	/s/ John Slattery	By:	/s/ Wade Steel

Name:	John Slattery	Name:	Wade Steel

Title:	President & CEO	Title:	Chief Commercial Officer

By:	/s/ Simon Henry Newit

Name:	Simon Henry Newit
Title:	Vice President of Contracts
Embraer S.A.

Place:	São José dos Campos, SP,Brazil	Place:	St. George, Utah, USA

Amendment No. 26 to Purchase Agreement COM0028-13 COM0102-18	Page 3 of 3

AMENDMENT No. 27 TO PURCHASE AGREEMENT COM0028-13

This Amendment No.27 COM0111-18 (the “Amendment No.27”) dated as of April 30, 2018 is between Embraer S.A. (“Embraer”) and SkyWest, Inc. (“Buyer”), collectively referred to herein as the “Parties”, and constitutes an amendment and modification to Purchase Agreement COM0028-13 dated February 15, 2013 as amended from time to time (the “Purchase Agreement”).

All capitalized terms not otherwise defined herein shall have the same meaning when used herein as provided in the Purchase Agreement, and in case of any conflict between this Amendment No. 27 and the Purchase Agreement, this Amendment No. 27 shall control.

WHEREAS, Buyer has requested and Embraer has agreed to grant Buyer the opportunity to observe certain intermediate stages of the Aircraft assembly process.

NOW, THEREFORE, for good and valuable consideration which is hereby acknowledged, Embraer and Buyer hereby agree as follows:

1.	DELIVERY INSPECTION

Article 10.1 to Purchase Agreement COM0028-13 is hereby amended as follows:

10.1 Embraer shall provide to Buyer at least [***] prior to the first Contractual Delivery Date commercially reasonable procedures, subject matter and acceptance criteria for the delivery inspection (the “Inspection Protocol”). Within [***] of receipt of the Inspection Protocol, both Parties shall discuss and agree to a mutually acceptable Inspection Protocol, each party acting reasonably.

Notwithstanding the above, Buyer may also elect to observe certain intermediate stages of the Aircraft assembly. Embraer and Buyer mutual agree that the relevant milestones of the manufacturing process which Buyer may observe are the items set forth in the Exhibit 1 attached hereto. No later than [***] prior to each relevant Aircraft Contractual Delivery Date, Embraer shall provide the approximate date of the chosen milestones for each relevant Aircraft. Buyer shall inform Embraer of the names of no more than [***] of its representatives to observe the relevant Aircraft assembly (“Observers”). The Observers shall be given access to the relevant technical data as reasonably necessary. Such Observers shall at all times, be supported by designated personnel of Embraer and shall formally address their observations, comments, doubts or requests to such personnel, provided however that Embraer shall not be deemed to have received any such observation, request, or comment that may affect the performance of this Agreement unless and until such request is made by Buyer in accordance with the terms of Article 23 hereof. The Observers shall not interfere, disturb, delay or in any other way hinder the manufacture or assembly of the Aircraft, any other aircraft or any other activities of Embraer and Articles 10.4 through and including 10.6 shall apply to the Observers as if they were Authorized Representatives as defined below.

Amendment No. 27 to Purchase Agreement COM0028-13 COM0111-18	Page 1 of 4

AMENDMENT No. 27 TO PURCHASE AGREEMENT COM0028-13

2.	COMPLIANCE WITH LAWS

Each Party represents to the other Party that in connection with the negotiation, execution and performance under this Agreement it: (i) has acted in good faith and with business integrity towards the other Party and any third parties, (ii) complies with anti-corruption and anti-money laundering laws applicable to such Party to the extent that they apply to such Party’s obligations and activities stated in this Agreement, (iii) such Party has a code of ethics (or equivalent document) and an anti-corruption policy (or equivalent document) (collectively, “Code”) consistent with U.S business practice or internationally accepted ethical and anti-corruption standards, which guides the conduct of its officers and employees, and (iv) such Party maintains internal procedures reasonably designed and conceived to enforce and promote the compliance with the anti-corruption provisions of its Code. The foregoing representations are made on a continuing basis and shall hold true until termination or expiration of this Agreement.

Each Party represents to the other Party that (i) such Party has not and will not offer, promise or give to any employee, officer, official, agent or representative of the other Party any amount of money, personal services, credit or other thing of value, save where not in violation of any of the following: (a) United States or Brazilian laws which apply or may apply to this Agreement or to such Party generally, or (b) reasonably accepted standards of conduct and practices; and (ii) such Party has not and will not offer, promise or give to, or request or demand from, any employee, officer, official, agent or representative of the other Party any payment or thing of value which can potentially impact a business decision of the other Party in the context of this Agreement or the subject matter hereof.

3.	REINSTATEMENT OF PURCHASE AGREEMENT

All other provisions and conditions of the referenced Purchase Agreement, as well as its related Attachments and Letter Agreement, which are not specifically modified by this Amendment No. 27 shall remain in full force and effect without any change.

4.	COUNTERPARTS

This Amendment No. 27 may be signed by the Parties hereto in any number of separate counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument and all of which when taken together shall constitute one and the same instrument.

This Amendment No. 27 may be signed by facsimile with originals duly signed to follow by an internationally recognized courier.

[Signature Page Follows]

Amendment No. 27 to Purchase Agreement COM0028-13 COM0111-18	Page 2 of 4

AMENDMENT No. 27 TO PURCHASE AGREEMENT COM0028-13

IN WITNESS WHEREOF, Embraer and Buyer, by their duly authorized officers, have entered into and executed this Amendment No. 27 to be effective as of the date first written above.

EMBRAER S.A.		SKYWEST, INC.

By:	/s/ Mauro Kern	By:	/s/ Wade Steel

Name:	Mauro Kern	Name:	Wade Steel

Title:	Executive Vice President Engineering and Technology	Title:	Chief Commercial Officer

By:	/s/ John Slattery

Name:	John Slattery

Title:	President & CEO Commercial Aviation

Place:	São José dos Campos, SP, Brazil	Place:	St. George, Utah, USA

Amendment No. 27 to Purchase Agreement COM0028-13 COM0111-18	Page 3 of 4

AMENDMENT No. 27 TO PURCHASE AGREEMENT COM0028-13

Exhibit 1

[***]

Amendment No. 27 to Purchase Agreement COM0028-13 COM0111-18	Page 4 of 4

AMENDMENT No. 28 TO PURCHASE AGREEMENT COM0028-13

This Amendment No. 28 COM0132-18 (the “Amendment No.28”) dated as of April 30, 2018 is between Embraer S.A. (“Embraer”) and SkyWest, Inc. (“Buyer”), collectively referred to herein as the “Parties”, and constitutes an amendment and modification to Purchase Agreement COM0028-13 dated February 15, 2013 as amended from time to time (the “Purchase Agreement”).

All capitalized terms not otherwise defined herein shall have the same meaning when used herein as provided in the Purchase Agreement, and in case of any conflict between this Amendment No. 28 and the Purchase Agreement, this Amendment No. 28 shall control.

WHEREAS, pursuant to Amendment No. 26 dated as of March 6, 2018 to the Purchase Agreement (“Amendment No. 26”), Embraer and Buyer agreed to [***];

WHEREAS, Embraer and Buyer now desire to [***]; and

WHEREAS, the Parties have further agreed to postpone the Contractual Delivery Date of certain Aircraft.

NOW, THEREFORE, for good and valuable consideration, which is hereby acknowledged, Embraer and Buyer hereby agree as follows:

1.	CERTIFICATION

1.1The terms and conditions of Amendment 26 are hereby terminated, effective as of the date first set forth above.

1.2Notwithstanding Article 1.1.4 of the Purchase Agreement, the E170+ Aircraft which are referenced aircraft [***] through and including aircraft [***] (“E170+ Group 1 Aircraft”) shall have at delivery [***].

1.3Notwithstanding Article 1.1.4 of the Purchase Agreement, the E170+ Aircraft which are referenced aircraft [***] through and including aircraft [***] and referenced aircraft [***] through and including aircraft [***] (“E170+ Group 2 Aircraft”) shall have at delivery [***].

1.4Notwithstanding Article 1.1.4 of the Purchase Agreement, the E170+ Aircraft which are referenced aircraft [***] through and including aircraft [***], (“E170+ Group 3 Aircraft”) shall at delivery [***].

2.	DELIVERY

Attachment “G” to the Purchase Agreement is hereby deleted and replaced in its entirety by Attachment “G” attached to this Amendment No. 28. The Contractual Delivery Date of the Aircraft and the Option Aircraft Contractual Delivery Date of the Option Aircraft is, in each case shall be as provided in such Attachment “G” to this Amendment No. 28.

Amendment No. 28 to Purchase Agreement COM0028-13 COM0132-18	Page 1 of 7

AMENDMENT No. 28 TO PURCHASE AGREEMENT COM0028-13

3.	ATTACHMENTS “A13” AND “A17”

Attachment “A13” to the Purchase Agreement in effect immediately prior to the date hereof is hereby deleted and replaced in its entirety with Attachment “A13” attached to this Amendment No.28 (“Attachment “A13”) which shall be applicable as provided for in Section 1.2 hereof. Attachment “A17” attached to this Amendment No.28 is hereby incorporated into the Purchase Agreement (“Attachment “A17”) which shall be applicable as provided for in Section 1 hereof.

4.	PRICE

As a result of the changes referred to in Article 1 above, the entire Article 3 of the Purchase Agreement is hereby deleted and replaced as follows:

“3.1The Aircraft Basic Price for the E175 Aircraft and the E170+ Aircraft, as the case may be, in United States dollars, for each applicable Aircraft are [***]:

[***]

3.2The Services and Technical Publications and other services specified in Attachment “B” are to be provided [***]. Additional technical publications, as well as, other services shall be billed to Buyer in accordance with Embraer’s rates, prevailing at the time Buyer places a purchase order for such additional technical publications or other services, [***].

3.3	The Aircraft Basic Price for the E175 Aircraft shall be escalated as follows:

3.3.1For the E175 Aircraft [***] through and including aircraft [***] and E175 Aircraft [***] in Attachment “G” to this Agreement: according to the Escalation Formula and cap conditions as per Attachment “D” to the Purchase Agreement and cap conditions per the Letter Agreement COM0029-13 (as amended from time to time). Such price as escalated shall be the Aircraft Purchase Price with respect to the E175 Aircraft and it will be provided by Embraer to Buyer [***] prior to each Aircraft Contractual Delivery Date.

3.3.2For the E175 Aircraft [***] through and including aircraft [***], for the E175 Aircraft [***] through and including aircraft [***], for the E175 Aircraft [***] through and including aircraft [***], for the E175 Aircraft [***] through and including aircraft [***] and for the E175 Aircraft [***] through and including [***] in Attachment “G” to this Agreement: according to the Escalation Formula and cap conditions as per Attachment “D1” to the Purchase Agreement (as amended from time to time). Such price as escalated shall be the Aircraft Purchase Price with respect to the E175 SkyWest/Horizon Air Aircraft [***] to [***] and to the SkyWest/Alaska Airlines Aircraft [***] to [***] and it will be provided by Embraer to Buyer [***] prior to each Aircraft Contractual Delivery Date.

3.4The Aircraft Basic Price for the E170+ Aircraft shall be escalated according to the Escalation Formula and cap conditions as per Attachment “D1” to the Purchase

Amendment No. 28 to Purchase Agreement COM0028-13 COM0132-18	Page 2 of 7

AMENDMENT No. 28 TO PURCHASE AGREEMENT COM0028-13

Agreement (as amended from time to time). Such price as escalated shall be the Aircraft Purchase Price or the Option Aircraft Purchase Price, as the case may be, with respect to the E170+ Aircraft, including each of the SkyWest/Delta E170+ Aircraft, and Embraer will provide it to Buyer [***] prior to each Aircraft Contractual Delivery Date.

3.5

The Aircraft Basic Price offered to Buyer for the E170+ Aircraft is based on the assumption that if, at Buyer’s sole discretion, Buyer acquires a service bulletin to convert the [***] configuration as provided in Attachment “A13” or Attachment “A17” to another configuration and it increases the number of seats, Buyer would acquire such service bulletin from Embraer or would reimburse Embraer as detailed in Article 3 of Amendment No. 9 to the Letter Agreement COM0029-13.”

5.	OPTION AIRCRAFT

Article 21 of the Purchase Agreement shall be deleted and replaced by the following:

“Subject to the [***], Buyer shall have the option to purchase [***] Option Aircraft, to be delivered in accordance with Option Aircraft contractual delivery dates (each an “Option Aircraft Contractual Delivery Date”) contained in Section 2 of Attachment “G” to this Agreement. The Option Aircraft will be E170+ Aircraft in the configuration described in Attachment “A13” and the Aircraft Basic Price shall be as provided in Article 3.1 unless, in each case, as otherwise agreed following the Amendment No. 28 Effective Date.

The Option Aircraft will be supplied in accordance with the following terms and conditions: 21.1

[***]

21.2    The unit basic price of the Option Aircraft shall be equal to the unit Aircraft Basic Price (the “Option Aircraft Basic Price”).

21.3    The Option Aircraft Basic Price shall be escalated according to the escalation formula subject of Attachment “D1” hereto, determining the Option Aircraft purchase price (the “Option Aircraft Purchase Price”).

21.4    The payment of the Option Aircraft Purchase Price shall be made for each Option Aircraft for which Buyer has exercised its option rights hereunder according to the following:

[***]

21.5    The option to purchase the Option Aircraft shall be exercised in [***] groups of [***] Option Aircraft each (the “Option Group” for purposes of this Article 21.5) no later than [***] prior to [***] the first Option Aircraft Contractual Delivery Date in such Option Group.

[***]. Any Option Aircraft not exercised by Buyer as per the terms and conditions of this paragraph will automatically be converted to be a Purchase Right Aircraft and be subject to the terms and conditions of Article 22, [***], and Embraer shall return to Buyer any payments made by Buyer towards the purchase of such converted Option Aircraft within [***] Days following such deemed conversion. The Parties shall promptly thereafter execute an amendment to the Purchase Agreement documenting the Option Aircraft becoming Purchase Right Aircraft under Article 22.

21.6    If the options are confirmed by Buyer as specified above, an amendment to the Purchase Agreement shall be executed by and between the Parties within [***] following the Option

Amendment No. 28 to Purchase Agreement COM0028-13 COM0132-18	Page 3 of 7

AMENDMENT No. 28 TO PURCHASE AGREEMENT COM0028-13

Aircraft exercise date, confirming the Option Aircraft as an Aircraft under this Agreement and setting forth any other mutually agreed upon the terms and conditions applicable to, if any, exclusively to the Option Aircraft.

21.7    Article 2.3.4 of Attachment “B” hereto sets forth the agreement regarding the product support package to be applied to the Option Aircraft.”

6.	PURCHASE RIGHT AIRCRAFT

Article 22 of the Purchase Agreement shall be deleted and replaced by the following:

“22.1    Embraer hereby grants Buyer the right to purchase up to [***] E170+ Aircraft (the “Purchase Right Aircraft”) configured as per Attachment “A13” and available to Buyer at the Aircraft Basic Price (as provided in Article 3.1 unless otherwise agreed following the Amendment No. 28 Effective Date) and on the same economic conditions that are applicable to the initial five Delta aircraft (referenced [***] to [***]) in Attachment “A13” to this Purchase Agreement (the “Purchase Right Basic Price”), which price is subject to the escalation conditions contained in Attachment “D1”.”

22.2    Subject to no material default on the part of the Buyer having occurred and be continuing under this Agreement, the right to purchase each of the Purchase Right Aircraft shall be exercised in at least [***] groups of [***] Purchase Right Aircraft (the “Purchase Right Group” for the purposes of this Article 22.2), by means of a written notice (the “Exercise Notice”) from Buyer to Embraer no later than [***]. The Exercise Notice shall furthermore contain Buyer’s desired delivery months for the Purchase Right Aircraft to be exercised, which shall not be later than [***] (“Purchase Right Aircraft Contractual Delivery Date”), and such right is subject to the existence of sufficient production capacity at Embraer to comply with Buyer’s desirable delivery schedule as determined by Embraer in its sole discretion and subject to a required minimum Embraer production level of at least [***] EMBRAER 175 aircraft annually, such production level driven by Buyer or any other customer, for years [***] through [***].

22.3    If Embraer has not received an Exercise Notice for any unexercised Purchase Right Group on or before [***], Buyer shall be deemed to have relinquished its right to acquire any unexercised Purchase Right Aircraft.

22.4    Following receipt by Embraer of the Exercise Notice, Embraer shall inform Buyer if the desired Purchase Right Aircraft’s Contractual Delivery Date requested by Buyer is acceptable; otherwise, Embraer shall inform Buyer the closest non-committed delivery position available for sale. If the desired Purchase Right Aircraft Contractual Delivery Date requested by Buyer is available as determined by Embraer in its sole discretion, then Embraer shall be obligated to provide Buyer with such delivery position.

22.5    In the event Buyer and Embraer agree to the new Purchase Right Aircraft Contractual Delivery Date and in order to secure the Purchase Right Aircraft delivery positions, [***].

22.6    If the purchase rights are exercised by Buyer as specified above, and the Purchase Right Initial Deposit is paid by Buyer, an amendment to the Purchase Agreement shall be executed by and between the Parties within [***] of the date of the Exercise Notice, setting forth the specific terms and conditions applicable to such Purchase Right Aircraft. The Parties agree that the terms and conditions relating specifically to the Purchase Right Aircraft shall be

Amendment No. 28 to Purchase Agreement COM0028-13 COM0132-18	Page 4 of 7

AMENDMENT No. 28 TO PURCHASE AGREEMENT COM0028-13

substantially similar to and no less favorable to Buyer than those terms and conditions set forth in this Agreement and its Attachments.

22.7    The provisions contained on Schedule “[***]” to Letter Agreement COM0029-13 and its related amendments (the “[***]” for the purpose of this Article 22) shall not apply to any Purchase Right Aircraft.

22.8    If the Parties for any reason fail to execute the amendment referred to above, then the purchase right with respect to such aircraft shall be deemed relinquished, [***], except that Embraer shall return each Purchase Right Aircraft Initial Deposit.”

7.	COMPLIANCE WITH LAWS

Each Party represents to the other Party that in connection with the negotiation, execution and performance under this Agreement it: (i) has acted in good faith and with business integrity towards the other Party and any third parties, (ii) complies with anti-corruption and anti-money laundering laws applicable to such Party to the extent that they apply to such Party’s obligations and activities stated in this Agreement, (iii) such Party has a code of ethics (or equivalent document) and an anti-corruption policy (or equivalent document) (collectively, “Code”) consistent with U.S business practice or internationally accepted ethical and anti- corruption standards, which guides the conduct of its officers and employees, and (iv) such Party maintains internal procedures reasonably designed and conceived to enforce and promote the compliance with the anti-corruption provisions of its Code. The foregoing representations are made on a continuing basis and shall hold true until termination or expiration of this Agreement.

Each Party represents to the other Party that (i) such Party has not and will not offer, promise or give to any employee, officer, official, agent or representative of the other Party any amount of money, personal services, credit or other thing of value, save where not in violation of any of the following: (a) United States or Brazilian laws which apply or may apply to this Agreement or to such Party generally, or (b) reasonably accepted standards of conduct and practices; and (ii) such Party has not and will not offer, promise or give to, or request or demand from, any employee, officer, official, agent or representative of the other Party any payment or thing of value which can potentially impact a business decision of the other Party in the context of this Agreement or the subject matter hereof.

8.	REINSTATEMENT OF PURCHASE AGREEMENT

All other provisions and conditions of the referenced Purchase Agreement, as well as its related Attachments and Letter Agreement, which are not specifically modified by this Amendment No. 28 shall remain in full force and effect without any change.

9.	COUNTERPARTS

This Amendment No. 28 may be signed by the Parties hereto in any number of separate counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument and all of which when taken together shall constitute one and the same instrument.

Amendment No. 28 to Purchase Agreement COM0028-13 COM0132-18	Page 5 of 7

AMENDMENT No. 28 TO PURCHASE AGREEMENT COM0028-13

This Amendment No. 28 may be signed by facsimile with originals duly signed to follow by an internationally recognized courier.

[Signature Page Follows]

Amendment No. 28 to Purchase Agreement COM0028-13 COM0132-18	Page 6 of 7

AMENDMENT No. 28 TO PURCHASE AGREEMENT COM0028-13

IN WITNESS WHEREOF, Embraer and Buyer, by their duly authorized officers, have entered into and executed this Amendment No. 28 to be effective as of the date first written above.

EMBRAER S.A.		SKYWEST, INC.

By:	/s/ Mauro Kern	By:	/s/ Wade Steel

Name:	Mauro Kern	Name:	Wade Steel

Title:	Executive Vice President Engineering and Technology	Title:	Chief Commercial Officer

By:	/s/ Simon Newit

Name:	Simon Newit
Title:	Vice President, Contracts Commercial Aviation

Place:	São José dos Campos, SP, Brazil	Place:	St. George, Utah, USA

Amendment No. 28 to Purchase Agreement COM0028-13 COM0132-18	Page 7 of 7

ATTACHMENT A13 E170+ AIRCRAFT CONFIGURATION

1.	STANDARD AIRCRAFT

The EMBRAER E170+ Aircraft (certification designation ERJ 170-200 LL) shall be manufactured according to [***] although not attached hereto, is incorporated herein by reference, and (ii) the characteristics described in the items below.

2.	OPTIONAL EQUIPMENT:

[***]

3.	FINISHING

The E170+ Aircraft will be delivered to Buyer as follows:

3.1	EXTERIOR FINISHING:

The fuselage of the E170+ Aircraft shall be painted according to Buyer’s color and paint scheme, which shall be supplied to Embraer by Buyer on or before [***] prior to the first E170+ Aircraft Contractual Delivery Date. The wings and the horizontal stabilizer shall be supplied in the standard colours, i.e., grey BAC707.

The choices of colour and paint scheme made by Buyer shall apply to all E170+ Aircraft, unless Buyer provides written notice of a new colour and paint scheme not less than [***] prior to the relevant E170+ Aircraft Contractual Delivery Date.

3.2	INTERIOR FINISHING:

Buyer shall inform Embraer during the customer check list definition (“CCL”), to be held no later than [***] prior to the applicable E170+ Aircraft Contractual Delivery Date, of its choice of materials and colours of all and any item of interior finishing such as seat covers, carpet, floor lining on galley areas, side walls and overhead lining, galley lining and curtain, from the choices offered by and available at Embraer. In case Buyer opts to use different materials and/or patterns, Embraer will submit to Buyer a Proposal of Major Change (“PMC”) describing the impacts of such option, if any. Should Buyer not approve such PMC, the interior shall be built according to the choices offered by and available at Embraer.

Once defined, for the applicable CCL the choices of interior finishing made by Buyer shall apply to all applicable E170+ Aircraft. If Buyer requires an interior finishing for any Aircraft that is different from the original one informed to Embraer, Buyer shall present a written request to Embraer not less than [***] prior to the relevant E170+ Aircraft Contractual Delivery Date and Embraer will submit the relevant quotation to the approval of Buyer within [***] from the date such request is received by Embraer. Should Buyer not approve the quotation, the interior of relevant Aircraft shall be built according to the original choice of Buyer.

Attachment “A13” to Amendment #28 to Purchase Agreement COM0028-13	Page 1 of 3

ATTACHMENT A13 E170+ AIRCRAFT CONFIGURATION

3.3	BUYER FURNISHED EQUIPMENT (BFE) AND BUYER INSTALLED EQUIPMENT (BIE):

Buyer may choose to have carpets, tapestries, seat covers and curtain fabrics supplied to Embraer for installation in the Aircraft as BFE. Materials shall conform to the required standards and comply with all applicable regulations and airworthiness requirements. Delays in the delivery of BFE equipment or quality restrictions that prevent the installation thereof in the time frame required by the E170+ Aircraft manufacturing process shall entitle Embraer to either delay the delivery of the E170+ Aircraft for a period related to the delay of the BFE or present the E170+ Aircraft to Buyer without such BFE, in which case Buyer shall not be entitled to refuse acceptance of the E170+ Aircraft.

All BFE equipment shall be delivered in DDP conditions (INCOTERMS 2010) to C&D Zodiac – 14 Centerpointe Drive, La Palma, CA 90623, USA, or to another place to be timely informed by Embraer.

Galley inserts (such as coffee makers, water boilers, ovens), trolleys and standard units and medical kits, defibrillators and wheelchairs, as well as any other equipment classified as medical or pharmaceutical product, shall be acquired by Buyer and installed on the E170+ Aircraft by Buyer after delivery thereof as BIE.

Notwithstanding the above, Buyer shall [***] in [***].

3.4	EMBRAER RIGHT TO PERFORM FOR BUYER:

If, after written notice from Embraer to Buyer, Buyer fails to make any choice or definition which Buyer is required to make within [***] after such notice regarding the exterior and interior finishing of any E170+ Aircraft or to inform Embraer thereof, Embraer shall have the right, but not the obligation, to tender the E170+ Aircraft for delivery (a) painted white and (b) fitted with an interior finishing selected by Embraer at its reasonable discretion.

The taking of any such action by Embraer pursuant to this Article shall not constitute a waiver or release of any obligation of Buyer under the Purchase Agreement, nor a waiver of any event of default which may arise out of Buyer’s non-performance of such obligation, nor an election or waiver by Embraer of any remedy or right available to Embraer under the Purchase Agreement.

No compensation to Buyer or reduction of the E170+ Aircraft Basic Price shall be due by virtue of the taking of any such actions by Embraer and Embraer shall be entitled to charge Buyer for the amount of the reasonable expenses incurred by Embraer in connection with the performance of or compliance with such agreement, as the case may be, payable by Buyer within [***] from the presentation of the respective invoice by Embraer to Buyer.

Attachment “A13” to Amendment #28 to Purchase Agreement COM0028-13	Page 2 of 3

ATTACHMENT A13 E170+ AIRCRAFT CONFIGURATION

4.	REGISTRATION MARKS, TRANSPONDER AND ELT CODES:

The E170+ Aircraft shall be delivered to Buyer with the registration marks painted on them. The registration marks, the transponder code and ELT protocol coding shall be supplied to Embraer by Buyer no later than [***] before each relevant E170+ Aircraft Contractual Delivery. Embraer shall be entitled to tender the E170+ Aircraft for delivery to Buyer without registration marks, with an inoperative transponder and without setting the ELT protocol coding in case Buyer fails to supply such information to Embraer in due time.

5.	EXPORT CONTROL ITEMS

The E170+ Aircraft contains (i) an IESI (Integrated Electronic Standby Instrument System) manufactured by Thales Avionics with an embedded QRS-11 gyroscopic microchip used for emergency backup and flight safety information, and (ii) IRU (Inertial Reference Unit) manufactured by Honeywell International. The IESI and the IRU that are incorporated into this E170+ Aircraft are subject to export control under United States of America law. Transfer or re-export of such items (whether or not incorporated into the Aircraft), as well as their related technology and software may require prior authorization from the US Government.

IT IS HEREBY AGREED AND UNDERSTOOD BY THE PARTIES THAT IF THERE IS ANY CONFLICT BETWEEN THE TERMS OF THIS ATTACHMENT “A13” AND THE TERMS OF THE TECHNICAL DESCRIPTION ABOVE REFERRED, THE TERMS OF THIS ATTACHMENT “A13” SHALL PREVAIL.

Attachment “A13” to Amendment #28 to Purchase Agreement COM0028-13	Page 3 of 3

ATTACHMENT A17 E170+ AIRCRAFT CONFIGURATION

1.	STANDARD AIRCRAFT

The E170+ Aircraft (certification designation ERJ 170-200 LR), shall be manufactured according to [***] although not attached hereto, is incorporated herein by reference, and (ii) the characteristics described in the items below.

2.	OPTIONAL EQUIPMENT:

[***]

3.	FINISHING

The E170+ Aircraft will be delivered to Buyer as follows:

3.1	EXTERIOR FINISHING:

The fuselage of the E170+ Aircraft shall be painted according to Buyer’s colour and paint scheme, which shall be supplied to Embraer by Buyer on or before [***] prior to the first E170+ Aircraft Contractual Delivery Date. The wings and the horizontal stabilizer shall be supplied in the standard colours, i.e., grey BAC707.

The choices of colour and paint scheme made by Buyer shall apply to all E170+ Aircraft, unless Buyer provides written notice of a new colour and paint scheme not less than [***] prior to the relevant E170+ Aircraft Contractual Delivery Date.

3.2	INTERIOR FINISHING:

Buyer shall inform Embraer during the customer check list definition (“CCL”), to be held no later than [***] prior to the applicable E170+ Aircraft Contractual Delivery Date, of its choice of materials and colours of all and any item of interior finishing such as seat covers, carpet, floor lining on galley areas, side walls and overhead lining, galley lining and curtain, from the choices offered by and available at Embraer. In case Buyer opts to use different materials and/or patterns, Embraer will submit to Buyer a Proposal of Major Change (“PMC”) describing the impacts of such option, if any. Should Buyer not approve such PMC, the interior shall be built according to the choices offered by and available at Embraer.

Once defined, for the applicable CCL the choices of interior finishing made by Buyer shall apply to all applicable E170+ Aircraft. If Buyer requires an interior finishing for any Aircraft that is different from the original one informed to Embraer, Buyer shall present a written request to Embraer not less than [***] prior to the relevant E170+ Aircraft Contractual Delivery Date and Embraer will submit the relevant quotation to the approval of Buyer within [***] from the date such request is received by Embraer. Should Buyer not approve the quotation, the interior of relevant Aircraft shall be built according to the original choice of Buyer.

Attachment “A17” to Amendment #28 to Purchase Agreement COM0028-13	Page 1 of 3

ATTACHMENT A17 E170+ AIRCRAFT CONFIGURATION

3.3	BUYER FURNISHED EQUIPMENT (BFE) AND BUYER INSTALLED EQUIPMENT (BIE):

Buyer may choose to have carpets, tapestries, seat covers and curtain fabrics supplied to Embraer for installation in the Aircraft as BFE. Materials shall conform to the required standards and comply with all applicable regulations and airworthiness requirements. Delays in the delivery of BFE equipment or quality restrictions that prevent the installation thereof in the time frame required by the E170+ Aircraft manufacturing process shall entitle Embraer to either delay the delivery of the E170+ Aircraft for a period related to the delay of the BFE or present the E170+ Aircraft to Buyer without such BFE, in which case Buyer shall not be entitled to refuse acceptance of the E170+ Aircraft.

All BFE equipment shall be delivered in DDP conditions (INCOTERMS 2010) to C&D Zodiac – 14 Centerpointe Drive, La Palma, CA 90623, USA, or to another place to be timely informed by Embraer.

Galley inserts (such as coffee makers, water boilers, ovens), trolleys and standard units and medical kits, defibrillators and wheelchairs, as well as any other equipment classified as medical or pharmaceutical product, shall be acquired by Buyer and installed on the E170+ Aircraft by Buyer after delivery thereof as BIE.

Notwithstanding the above, Buyer shall [***] in [***].

3.4	EMBRAER RIGHT TO PERFORM FOR BUYER:

If, after written notice from Embraer to Buyer, Buyer fails to make any choice or definition which Buyer is required to make within [***] after such notice regarding the exterior and interior finishing of any E170+ Aircraft or to inform Embraer thereof, Embraer shall have the right, but not the obligation, to tender the E170+ Aircraft for delivery (a) painted white and (b) fitted with an interior finishing selected by Embraer at its reasonable discretion.

The taking of any such action by Embraer pursuant to this Article shall not constitute a waiver or release of any obligation of Buyer under the Purchase Agreement, nor a waiver of any event of default which may arise out of Buyer’s non-performance of such obligation, nor an election or waiver by Embraer of any remedy or right available to Embraer under the Purchase Agreement.

No compensation to Buyer or reduction of the E170+ Aircraft Basic Price shall be due by virtue of the taking of any such actions by Embraer and Embraer shall be entitled to charge Buyer for the amount of the reasonable expenses incurred by Embraer in connection with the performance of or compliance with such agreement, as the case may be, payable by Buyer within [***] from the presentation of the respective invoice by Embraer to Buyer.

Attachment “A17” to Amendment #28 to Purchase Agreement COM0028-13	Page 2 of 3

ATTACHMENT A17 E170+ AIRCRAFT CONFIGURATION

4.	REGISTRATION MARKS, TRANSPONDER AND ELT CODES:

The E170+ Aircraft shall be delivered to Buyer with the registration marks painted on them. The registration marks, the transponder code and ELT protocol coding shall be supplied to Embraer by Buyer no later than [***] before each relevant E170+ Aircraft Contractual Delivery. Embraer shall be entitled to tender the E170+ Aircraft for delivery to Buyer without registration marks, with an inoperative transponder and without setting the ELT protocol coding in case Buyer fails to supply such information to Embraer in due time.

5.	EXPORT CONTROL ITEMS

The E170+ Aircraft contains (i) an IESI (Integrated Electronic Standby Instrument System) manufactured by Thales Avionics with an embedded QRS-11 gyroscopic microchip used for emergency backup and flight safety information, and (ii) IRU (Inertial Reference Unit) manufactured by Honeywell International. The IESI and the IRU that are incorporated into this E170+ Aircraft are subject to export control under United States of America law. Transfer or re-export of such items (whether or not incorporated into the Aircraft), as well as their related technology and software may require prior authorization from the US Government.

IT IS HEREBY AGREED AND UNDERSTOOD BY THE PARTIES THAT IF THERE IS ANY CONFLICT BETWEEN THE TERMS OF THIS ATTACHMENT “A17” AND THE TERMS OF THE TECHNICAL DESCRIPTION ABOVE REFERRED, THE TERMS OF THIS ATTACHMENT “A17” SHALL PREVAIL.

Attachment “A17” to Amendment #28 to Purchase Agreement COM0028-13	Page 3 of 3

ATTACHMENT “G” AIRCRAFT DELIVERY SCHEDULE

1.	Aircraft Delivery Schedule (ref. Purchase Agreement Article 5)

[***]

Attachment “G” to Amendment No.28 to Purchase Agreement COM0028-13	Page 1 of 2

ATTACHMENT “G” AIRCRAFT DELIVERY SCHEDULE

2.	Option Aircraft Delivery Schedule (ref. Purchase Agreement Article 21)

[***]

Attachment “G” to Amendment No.28 to Purchase Agreement COM0028-13	Page 2 of 2

AMENDMENT No. 29 TO PURCHASE AGREEMENT COM0028-13

This Amendment No.29 COM0401-18 (the “Amendment No.29”) dated as of November 7, 2018 is between Embraer S.A. (“Embraer”) and SkyWest, Inc. (“Buyer”), collectively  referred to herein as the “Parties”, and constitutes an amendment and modification to Purchase Agreement COM0028-13 dated February 15, 2013 as amended from time to time (the “Purchase Agreement”).

All capitalized terms not otherwise defined herein shall have the same meaning when used herein as provided in the Purchase Agreement, and in case of any conflict between this Amendment No. 29 and the Purchase Agreement, this Amendment No.29 shall control.

WHEREAS, Buyer has entered into an agreement with Delta Air Lines, Inc. to acquire [***] E175 Aircraft;

WHEREAS, Buyer has requested and Embraer has agreed to include these additional [***] E175 Aircraft under the Purchase Agreement, configured per Attachment A18 (“SkyWest/ Delta Air Lines Aircraft” or “E175 SkyWest/Delta Air Lines Aircraft”);

WHEREAS, as a consequence of these agreements, Embraer shall sell and deliver and Buyer shall purchase and take delivery of (i) [***] E175 Aircraft (as defined below), and (ii) [***] E170+ Aircraft (as defined below). Buyer shall have the option to purchase up to [***] Option Aircraft in accordance with Article 21 of the Purchase Agreement. In addition, Buyer shall have the right to purchase up to [***] Purchase Right Aircraft in accordance with Article 22 of the Purchase Agreement.

WHEREAS, Embraer shall deliver and Buyer shall take delivery of these additional [***] E175 SkyWest/Delta Air Lines Aircraft in accordance with the new delivery schedule contained in this Amendment No. 29.

WHEREAS, the Parties have agreed to revise certain of the Option Aircraft Contractual Delivery Dates in accordance with Attachment G of this Amendment No. 29.

NOW, THEREFORE, for good and valuable consideration, which is hereby acknowledged, Embraer and Buyer hereby agree as follows:

1.	CERTIFICATION

Article 1 of the Purchase Agreement is amended by amending and restating the following definitions, or otherwise inserting new definitions, as the case may be:

“1.1.4. “Aircraft”: shall mean, (i) with respect to referenced aircraft [***] through and including aircraft [***], aircraft referenced [***] through and including [***], aircraft referenced [***] through and including [***], aircraft referenced [***] through and including [***] in Attachment “G” to this Agreement, the EMBRAER 175 LR ([***]) aircraft manufactured by Embraer according to Attachments “A” through “A12”, “A14”, “A15”, “A16” and “A18”, as may be amended or supplemented from time to time, as the case may be, for sale to Buyer pursuant to this Agreement, equipped with two

Amendment No. 29 to Purchase Agreement COM0028-13 COM0401-18	Page 1 of 9

AMENDMENT No. 29 TO PURCHASE AGREEMENT COM0028-13

engines identified therein (or, where there is more than one of such aircraft, each of such aircraft) (sometimes hereinafter, the “E175 Aircraft”); and (ii) with respect to referenced aircraft [***] through and including aircraft [***], referenced aircraft [***] through and including aircraft [***], referenced aircraft [***] through and including aircraft [***] in Attachment “G” to this Purchase Agreement, together with the Option Aircraft and the Purchase Right Aircraft, the EMBRAER 170+ ([***]) aircraft manufactured by Embraer according to Attachments “A13” and “A17”, as may be amended or supplemented from time to time, for sale to Buyer pursuant to this Agreement, equipped with two engines identified therein (or, where there is more than one of such aircraft, each of such aircraft) (all such aircraft described in this clause (ii) sometimes hereinafter, the “E170+ Aircraft”).

[***]

For the avoidance of doubt if, at Buyer’s sole discretion, Buyer desires to acquire a service bulletin to convert the [***] configuration as provided in Attachment “A13” or Attachment “A17” to another configuration and it increases the number of seats, Buyer would acquire such service bulletin from Embraer or would reimburse Embraer as detailed in Article 3 of Amendment No. 16 to the Letter Agreement COM0029-13.

2.	SUBJECT

Article 2 of the Purchase Agreement is hereby amended and restated as follows:

“Subject to the terms and conditions of this Agreement:

2.1Embraer shall sell and deliver and Buyer shall purchase and take delivery of [***] E175 Aircraft and [***] E170+ Aircraft;

2.2Embraer shall provide to Buyer the Services and the Technical Publications as described in Attachment “B” to this Agreement; and

2.3Buyer shall have the option to purchase up to [***] Option Aircraft in accordance with Article 21 of the Purchase Agreement. In addition, Buyer shall have the right to purchase up to [***] Purchase Right Aircraft in accordance with Article 22 of the Purchase Agreement.”

3.	DELIVERY

Notwithstanding the last sentence of Section 5 of the Purchase Agreement, with respect to the [***] SkyWest/Delta Air Lines Aircraft [***] through [***], the date referenced in Section 1 of Attachment “G” to this Agreement shall be deemed to be the [***] set forth therein.

4.	DELAYS IN DELIVERY

[***]

Amendment No. 29 to Purchase Agreement COM0028-13 COM0401-18	Page 2 of 9

AMENDMENT No. 29 TO PURCHASE AGREEMENT COM0028-13

4.2A new Article 9.1.9 shall be added to the Purchase Agreement, which shall provide as follows:

[***]

5.	PRICE

As a result of the changes referred to in Article 1 above, the entire Article 3 of the Purchase Agreement is hereby deleted and replaced as follows:

“3.1The Aircraft Basic Price for the E175 Aircraft and the E170+ Aircraft, as the case may be, in United States dollars, for each applicable Aircraft are [***]:

[***]

3.2The Services and Technical Publications and other services specified in Attachment “B” are to be provided [***]. Additional technical publications, as well as, other services shall be billed to Buyer in accordance with Embraer’s rates, prevailing at the time Buyer places a purchase order for such additional technical publications or other services, [***].

3.3	The Aircraft Basic Price for the E175 Aircraft shall be escalated as follows:

3.3.1For the E175 Aircraft [***] through and including aircraft [***] and aircraft referenced [***] in Attachment “G” to this Agreement: according to the Escalation Formula and cap conditions as per Attachment “D” to the Purchase Agreement and cap conditions per the Letter Agreement COM0029-13 (as amended from time to time). Such price as escalated shall be the Aircraft Purchase Price with respect to the E175 Aircraft and it will be provided by Embraer to Buyer [***] prior to each Aircraft Contractual Delivery Date.

3.3.2For the E175 Aircraft [***] through and including aircraft [***], for the E175 Aircraft [***] through and including aircraft [***], for the E175 Aircraft [***] through and including aircraft [***], for the E175 Aircraft [***] through and including aircraft [***] and for the E175 Aircraft [***] through and including Aircraft [***] in Attachment “G” to this Agreement: according to the Escalation Formula and cap conditions as per Attachment “D1” to the Purchase Agreement (as amended from time to time). Such price as escalated shall be the Aircraft Purchase Price with respect to the E175 SkyWest/Horizon Air Aircraft [***] to [***] and to the SkyWest/Alaska Airlines Aircraft [***] to [***] and it will be provided by Embraer to Buyer [***] prior to each Aircraft Contractual Delivery Date.

3.3.3For the E175 SkyWest/Delta Air Lines Aircraft [***] through and including aircraft [***], in Attachment “G” to this Agreement: according to the Escalation Formula and cap conditions as per Attachment “D2” to the Purchase Agreement

Amendment No. 29 to Purchase Agreement COM0028-13 COM0401-18	Page 3 of 9

AMENDMENT No. 29 TO PURCHASE AGREEMENT COM0028-13

(as amended from time to time). Such price as escalated shall be the Aircraft Purchase Price with respect to the E175 SkyWest/Delta Air Lines Aircraft [***] to [***] and it will be provided by Embraer to Buyer [***] prior to each Aircraft Contractual Delivery Date.

3.4The Aircraft Basic Price for the E170+ Aircraft shall be escalated according to the Escalation Formula and cap conditions as per Attachment “D1” to the Purchase Agreement (as amended from time to time). Such price as escalated shall be the Aircraft Purchase Price or the Option Aircraft Purchase Price, as the case may be, with respect to the E170+ Aircraft, including each of the SkyWest/Delta E170+ Aircraft, and Embraer will provide it to Buyer [***] prior to each Aircraft Contractual Delivery Date.

3.5The Aircraft Basic Price offered to Buyer for the E170+ Aircraft is based on the assumption that if, at Buyer’s sole discretion, Buyer acquires a service bulletin to convert the [***] configuration as provided in Attachment “A13” to another configuration and it increases the number of seats, Buyer would acquire such service bulletin from Embraer or would reimburse Embraer as detailed in Article 3 of Amendment No. 9 to the Letter Agreement COM0029-13.”

6.	PAYMENT

Solely with respect to the E175 SkyWest/Delta Air Lines Aircraft [***] through [***], Articles [***] of the of this Amendment No. 29 shall be applicable in substitution of the Articles [***]  of the Purchase Agreement, as follows:

“The Aircraft Purchase Price for each E175 SkyWest/Delta Air Lines Aircraft [***] to [***] shall be paid by Buyer, as follows:

[***]

7.	ATTACHMENTS CHANGE

For purposes of clarity, as to each of the E175 Aircraft and E170+ Aircraft, the applicable Attachment “[***]” is as provided below, as such Attachment “[***]” may be amended from time to time:

[***]

8.	DELIVERY

Attachment “G” to the Purchase Agreement is hereby deleted and replaced in its entirety by Attachment “G” attached to this Amendment No. 29. The Contractual Delivery Date of the

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AMENDMENT No. 29 TO PURCHASE AGREEMENT COM0028-13

Aircraft and the Option Aircraft Contractual Delivery Date of the Option Aircraft is, in each case, as provided in Attachment “G” attached hereto.

9.	ATTACHMENT “D2”

Attachment “D2” attached to this Amendment No. 29 is hereby incorporated into the Purchase Agreement (“Attachment D2”) which shall be applicable as provided for in Section 5 hereof.

10.	OPTION AIRCRAFT

From the date hereof, Article 21 of the Purchase Agreement shall be deleted and replaced by the following:

“Subject to the [***], Buyer shall have the option to purchase [***] Option Aircraft, to be delivered in accordance with Option Aircraft contractual delivery dates (each an “Option Aircraft Contractual Delivery Date”) contained in Section 2 of Attachment “G” to this Agreement, subject to the existence of sufficient production capacity at Embraer to comply with Buyer’s desirable delivery schedule as determined by Embraer in its sole discretion and subject to a required minimum Embraer production level of at least [***] EMBRAER 175 aircraft annually, such production level driven by Buyer or any other customer, for years 2021 through 2023. The Option Aircraft will be E170+ Aircraft in the configuration described in Attachment “A13” and the Aircraft Basic Price shall be as provided in Article 3.1 unless, in each case, as otherwise agreed following the Amendment No. 29 Effective Date.

The Option Aircraft will be supplied in accordance with the following terms and conditions: 21.1 [***]

21.2    The unit basic price of the Option Aircraft shall be equal to the unit Aircraft Basic Price (the “Option Aircraft Basic Price”).

21.3    The Option Aircraft Basic Price shall be escalated according to the escalation formula subject of Attachment “D1” hereto, determining the Option Aircraft purchase price (the “Option Aircraft Purchase Price”).

21.4    The payment of the Option Aircraft Purchase Price shall be made for each Option Aircraft for which Buyer has exercised its option rights hereunder according to the following:

[***]

21.5    The option to purchase the Option Aircraft shall be exercised in [***] groups of [***] Option Aircraft each (the “Option Group” for purposes of this Article 21.5) no later than [***] prior to [***] the first Option Aircraft Contractual Delivery Date in such Option Group.

[***]. Any Option Aircraft not exercised by Buyer as per the terms and conditions of this paragraph will automatically be converted to be a Purchase Right Aircraft and be subject to the terms and conditions of Article 22, [***], and Embraer shall return to Buyer any payments made by Buyer towards the purchase of such converted Option Aircraft

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AMENDMENT No. 29 TO PURCHASE AGREEMENT COM0028-13

within [***] following such deemed conversion. The Parties shall promptly thereafter execute an amendment to the Purchase Agreement documenting the Option Aircraft becoming Purchase Right Aircraft under Article 22.

21.6    If the options are confirmed by Buyer as specified above, an amendment to the Purchase Agreement shall be executed by and between the Parties within [***] following the Option Aircraft exercise date, confirming the Option Aircraft as an Aircraft under this Agreement and setting forth any other mutually agreed upon the terms and conditions applicable to, if any, exclusively to the Option Aircraft.

21.7    Article 2.3.4 of Attachment “B” hereto sets forth the agreement regarding the product support package to be applied to the Option Aircraft.”

11.	A new “Article 27. COMPLIANCE WITH LAWS” shall be included in the Purchase Agreement as follows:

Each Party represents and warrants to the other Party hereto that, in connection with this Agreement (including the negotiation, execution, or performance thereof), it has not violated and will not violate the ABC Legislation (defined below). For the avoidance of doubt, neither Party, in respect to this Agreement, has offered, made, promised, or authorized, nor shall offer, make, authorize, or promise, directly or indirectly, any improper or corrupt payment (or otherwise corruptly or improperly provide anything of value) to anyone, including any third party. This includes offering, making, promising, or authorizing any benefit or advantage, directly or indirectly, to any employee, officer, official, agent or representative of the other Party, to any actual or potential customer of either Party, or to any “Government Official” under any circumstances where one could reasonably anticipate such action may potentially impact a business decision of either Party in the context of this Agreement or the subject matter hereof. For the purpose of this Agreement, “Government Official” means (a) an officer or employee of any national, regional, local, or other government of any country, (b) an officer or employee of any department, agency or instrumentality of said government, including any elected or appointed official in any branch (executive, legislative, or judiciary), (c)     an officer or employee of a company or enterprise owned or controlled by or performing a function of a government, (d) an officer or employee of a public or state-sponsored university or research organization, (e) an officer or employee of a public international organization, (f) a  candidate  for political office, (g) a  political party or political party official, (h) a member of a royal family or member of the military, (i) an individual otherwise categorized as a Government Official under applicable local laws, and (j) to any other person, individual or entity at the suggestion, request or direction or for the benefit of, or any other person acting in an official capacity for or on behalf of, any of the persons described  in (a) through (i) above.

Each Party hereto confirms that it has in place reasonably designed and implemented policies and procedures for compliance with ABC Legislation (including, but not limited to, a code of ethics (or equivalent document) and an anti-corruption policy (or equivalent document)). Each Party hereto confirms that it will comply strictly to such policies and procedures with regard to the other Party.

Each Party agrees to make, keep, and maintain accurate and reasonably detailed books

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AMENDMENT No. 29 TO PURCHASE AGREEMENT COM0028-13

and financial records regarding its performance under, and payments made relating to this Agreement. Each Party shall devise and maintain a system of internal accounting controls sufficient to meet the accounting requirements and satisfy the laws of the country where it is incorporated. Each Party shall inform the other Party, if not prohibited by applicable laws, of any situation of which it becomes aware that may result in a breach of this Clause. If either Party has reason to believe based on credible evidence that any of the representations or warranties regarding compliance with laws in this Agreement are or become inaccurate or misleading, such Party may suspend all performance under this Agreement until it has received confirmation to its satisfaction that no breach has occurred or is likely to occur and may request additional representations and warranties reasonably necessary to satisfy full compliance with this Clause.

The foregoing representations are made on a continuing basis and shall hold true until termination or expiration of this Agreement.

Where:

“ABC Legislation” means (a) with respect to a Party, any legislation enacted in the country in which that Party is incorporated or where it will conduct activities related to this Agreement addressing anti-corruption or to enforce or implement either the United Nations Convention against Corruption (being the subject of General Resolution 58/4 of 31 October 2003 of the General Assembly of the United Nations) or the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions adopted on 21 November 1997; (b) the U.S. Foreign Corrupt Practices Act, the UK Bribery Act, and the Clean Company Act, as amended; and (c) any applicable anti-money laundering laws and regulations

12.	RENUMBERING ARTICLES

Articles 27 (Severability), 28 (Non-Waiver), 29 (Integrated Agreement), 30 (Negotiated Agreement), 31 (Counterparts) and 32 (Entire Agreement) shall be renumbered accordingly, as a consequence of the addition of a new Article 27 (Compliance with Laws).

13.	REINSTATEMENT OF PURCHASE AGREEMENT

All other provisions and conditions of the referenced Purchase Agreement, as well as its related Attachments and Letter Agreement, which are not specifically modified by this Amendment No. 29 shall remain in full force and effect without any change.

14.	COUNTERPARTS

This Amendment No. 29 may be signed by the Parties hereto in any number of separate counterparts with the same effect as if the signatures thereto and hereto were upon the

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AMENDMENT No. 29 TO PURCHASE AGREEMENT COM0028-13

same instrument and all of which when taken together shall constitute one and the same instrument.

This Amendment No. 29 may be signed by facsimile with originals duly signed to follow by an internationally recognized courier.

INTENTIONALLY LEFT BLANK

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AMENDMENT No. 29 TO PURCHASE AGREEMENT COM0028-13

IN WITNESS WHEREOF, Embraer and Buyer, by their duly authorized officers, have entered into and executed this Amendment No. 29 to be effective as of the date first written above.

EMBRAER S.A.		SKYWEST, INC.

By:	/s/ John Slattery	By:	/s/ Wade Steel

Name:	John Slattery	Name:	Wade Steel

Title:	President & CEO Officer Commercial Aviation	Title:	Chief Commercial

By:	/s/ Simon Newit

Name:	Simon Newit
Title:	Vice President of Contracts Commercial Aviation

Place:	São José dos Campos, SP, Brazil	Place:	St. George, Utah, USA

Amendment No. 29 to Purchase Agreement COM0028-13 COM0401-18	Page 9 of 9

ATTACHMENT A18 EMBRAER 175 AIRCRAFT CONFIGURATION (SkyWest/Delta Air Lines)

1.	STANDARD AIRCRAFT

The Aircraft EMBRAER 175 (certification designation ERJ 170-200 LR) shall be manufactured according to [***] although not attached hereto, is incorporated herein by reference, and (ii) the characteristics described in the items below.

2.	OPTIONAL EQUIPMENT:

[***]

3.	FINISHING

The Aircraft will be delivered to Buyer as follows:

3.1	EXTERIOR FINISHING:

The fuselage of the Aircraft shall be painted according to Buyer’s colour and paint scheme, which shall be supplied to Embraer by Buyer on or before [***] prior to the first Aircraft Contractual Delivery Date. The wings and the horizontal stabilizer shall be supplied in the standard colours, i.e., grey BAC707.

The choices of colour and paint scheme made by Buyer shall apply to all Aircraft, unless Buyer provides written notice of a new colour and paint scheme not less than [***] prior to the relevant Aircraft Contractual Delivery Date.

3.2	INTERIOR FINISHING:

Buyer shall inform Embraer during the customer check list definition (“CCL”), to be held no later than [***] prior to the applicable Aircraft Contractual Delivery Date, of its choice of materials and colours of all and any item of interior finishing such as seat covers, carpet, floor lining on galley areas, side walls and overhead lining, galley lining and curtain, from the choices offered by and available at Embraer. In case Buyer opts to use different materials and/or patterns, Embraer will submit to Buyer a Proposal of Major Change (“PMC”) describing the impacts of such option, if any. Should Buyer not approve such PMC, the interior shall be built according to the choices offered by and  available at Embraer.

Once defined, for the applicable CCL the choices of interior finishing made by Buyer shall apply to all applicable Aircraft. If Buyer requires an interior finishing for any Aircraft that is different from the original one informed to Embraer, Buyer shall present a written request to Embraer not less than [***] prior to the relevant Aircraft Contractual Delivery Date and Embraer will submit the relevant quotation to the approval of Buyer within [***] from the date such request is received by Embraer. Should Buyer not approve the quotation, the interior of relevant Aircraft shall be built according to the original choice of Buyer.

Attachment “A18” to Amendment No. 29 to Purchase Agreement COM0028-13	Page 1 of 3

ATTACHMENT A18 EMBRAER 175 AIRCRAFT CONFIGURATION (SkyWest/Delta Air Lines)

3.3	BUYER FURNISHED EQUIPMENT (BFE) AND BUYER INSTALLED EQUIPMENT (BIE):

Buyer may choose to have carpets, tapestries, seat covers and curtain fabrics supplied to Embraer for installation in the Aircraft as BFE. Materials shall conform to the required standards and comply with all applicable regulations and airworthiness requirements. Delays in the delivery of BFE equipment or quality restrictions that prevent the installation thereof in the time frame required by the Aircraft manufacturing process shall entitle Embraer to either delay the delivery of the Aircraft for a period related to the delay of the BFE or present the Aircraft to Buyer without such BFE, in which case Buyer shall not be entitled to refuse acceptance of the Aircraft.

All BFE equipment shall be delivered in DDP conditions (INCOTERMS 2010) to C&D Zodiac – 14 Centerpointe Drive, La Palma, CA 90623, USA, or to another place to be timely informed by Embraer.

Galley inserts (such as coffee makers, water boilers, ovens), trolleys and standard units and medical kits, defibrillators and wheelchairs, as well as any other equipment classified as medical or pharmaceutical product, shall be acquired by Buyer and installed on the Aircraft by Buyer after delivery thereof as BIE.

Notwithstanding the above, Buyer shall [***] in [***].

3.4	EMBRAER RIGHT TO PERFORM FOR BUYER:

If, after written notice from Embraer to Buyer, Buyer fails to make any choice or definition which Buyer is required to make within [***] after such notice regarding the exterior and interior finishing of any Aircraft or to inform Embraer thereof, Embraer shall have the right, but not the obligation, to tender the Aircraft for delivery (a) painted white and (b) fitted with an interior finishing selected by Embraer at its reasonable discretion.

The taking of any such action by Embraer pursuant to this Article shall not constitute a waiver or release of any obligation of Buyer under the Purchase Agreement, nor a waiver of any event of default which may arise out of Buyer’s non-performance of such obligation, nor an election or waiver by Embraer of any remedy or right available to Embraer under the Purchase Agreement.

No compensation to Buyer or reduction of the Aircraft Basic Price shall be due by virtue of the taking of any such actions by Embraer and Embraer shall be entitled to charge Buyer for the amount of the reasonable expenses incurred by Embraer in connection with the performance of or compliance with such agreement, as the case may be, payable by Buyer within [***] from the presentation of the respective invoice by Embraer to Buyer.

4.	REGISTRATION MARKS, TRANSPONDER AND ELT CODES:

The Aircraft shall be delivered to Buyer with the registration marks painted on them. The registration marks, the transponder code and ELT protocol coding shall be supplied to Embraer by Buyer no later than [***] before each relevant Aircraft Contractual Delivery. Embraer shall be entitled to tender the Aircraft for delivery to Buyer without registration marks, with an inoperative transponder

Attachment “A18” to Amendment No. 29 to Purchase Agreement COM0028-13	Page 2 of 3

ATTACHMENT A18 EMBRAER 175 AIRCRAFT CONFIGURATION (SkyWest/Delta Air Lines)

and without setting the ELT protocol coding in case Buyer fails to supply such information to Embraer in due time.

5.	EXPORT CONTROL ITEMS

The Aircraft contains (i) an IESI (Integrated Electronic Standby Instrument System) manufactured by Thales Avionics with an embedded QRS-11 gyroscopic microchip used for emergency backup and flight safety information, and (ii) IRU (Inertial Reference Unit) manufactured by Honeywell International. The IESI and the IRU that are incorporated into this Aircraft are subject to export control under United States of America law. Transfer or re-export of such items (whether or not incorporated into the Aircraft), as well as their related technology and software may require prior authorization from the US Government.

IT IS HEREBY AGREED AND UNDERSTOOD BY THE PARTIES THAT IF THERE IS ANY CONFLICT BETWEEN THE TERMS OF THIS ATTACHMENT “A18” AND THE TERMS OF THE TECHNICAL DESCRIPTION ABOVE REFERRED, THE TERMS OF THIS ATTACHMENT “A18” SHALL PREVAIL.

Attachment “A18” to Amendment No. 29 to Purchase Agreement COM0028-13	Page 3 of 3

ATTACHMENT “D2” AIRCRAFT ESCALATION FORMULA ([***])

[***]

Attachment “D2” to Amendment #29 to Purchase Agreement COM0028-13	Page 1 of 1

ATTACHMENT “G” AIRCRAFT DELIVERY SCHEDULE

1.	Aircraft Delivery Schedule (ref. Purchase Agreement Article 5)

[***]

2.	Option Aircraft Delivery Schedule (ref. Purchase Agreement Article 21)

[***]

Attachment “G” to Amendment No.29 to Purchase Agreement COM0028-13	Page 1 of 1

AMENDMENT No. 30 TO PURCHASE AGREEMENT COM0028-13

This Amendment No.30 COM0055-19 (the “Amendment No.30”) dated as of June 14, 2019 is between Embraer S.A. (“Embraer”) and SkyWest, Inc. (“Buyer”), collectively referred to herein as the “Parties”, and constitutes an amendment and modification to Purchase Agreement COM0028-13 dated February 15, 2013 as amended from time to time (the “Purchase Agreement”).

All capitalized terms not otherwise defined herein shall have the same meaning when used herein as provided in the Purchase Agreement, and in case of any conflict between this Amendment No. 30 and the Purchase Agreement, this Amendment No.30 shall control.

WHEREAS, Buyer has entered into an agreement with Delta Air Lines, Inc. (“Delta”) to acquire and operate [***] E170+ Aircraft (as defined below);

WHEREAS, Buyer has requested and Embraer has agreed to include these additional [***] E170+ Aircraft under the Purchase Agreement, configured per Attachment A13 (each an “E170+ SkyWest/Delta Air Lines Aircraft”);

WHEREAS, Buyer and Embraer have agreed to [***] SkyWest/Alaska Airlines Aircraft;

WHEREAS, as a consequence of these agreements, Embraer shall sell and deliver and Buyer shall purchase and take delivery of (i) [***] E175 Aircraft (as defined below), and (ii) [***] E170+ Aircraft (as defined below). Buyer shall have the option to purchase up to [***] Option Aircraft in accordance with Article 21 of the Purchase Agreement. In addition, Buyer shall have the right to purchase up to [***] Purchase Right Aircraft in accordance with Article 22 of the Purchase Agreement.

WHEREAS, Embraer shall deliver and Buyer shall take delivery of these additional [***] E170+ SkyWest/Delta Air Lines Aircraft in accordance with the new delivery schedule contained in this Amendment No. 30.

WHEREAS, the Parties have agreed to change the [***] Aircraft inspection advance notice, to a [***] Aircraft inspection advance notice;

WHEREAS, the Parties have further agreed that the Escalation Formula applied to each E170+ SkyWest/Delta Air Lines Aircraft [***] to [***], shall be [***].

NOW, THEREFORE, for good and valuable consideration, which is hereby acknowledged, Embraer and Buyer hereby agree as follows:

1.	TERMINATION OF [***] SKYWEST/ALASKA AIRLINES AIRCRAFT

Buyer and Embraer hereby agree to [***] firm Aircraft referenced in Attachment “G” to the Purchase Agreement [***] (contractually scheduled for delivery in [***]), [***] (contractually scheduled for delivery in [***]) and [***] (contractually scheduled for delivery in [***]) in

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AMENDMENT No. 30 TO PURCHASE AGREEMENT COM0028-13

SkyWest/Alaska Airlines configuration (A14), and such [***] from Exhibit G (as revised and attached hereto).

[***] Embraer shall apply the Initial Deposits and progress payments already paid for each terminated Aircraft herein, towards progress payments already due for remaining Aircraft under the Purchase Agreement.

2.	INTERPRETATION

Article 1 of the Purchase Agreement is amended by amending and restating the following definitions, or otherwise inserting new definitions, as the case may be:

“1.1.4.  “Aircraft”: shall mean, (i) with respect to referenced aircraft [***] through and including aircraft [***], aircraft referenced [***] through and including [***], aircraft referenced [***] through and including [***], aircraft referenced [***] through and including #151, aircraft referenced [***] through and including [***] in Attachment “G” to this Agreement, the EMBRAER 175 LR ([***]) aircraft manufactured by Embraer according to Attachments “A” through “A12”, “A14”, “A15”, “A16” and “A18”, as may be amended or supplemented from time to time, as the case may be, for sale to Buyer pursuant to this Agreement, equipped with two engines identified therein (or, where there is more than one of such aircraft, each of such aircraft) (sometimes hereinafter, the “E175 Aircraft”); and (ii) with respect to referenced aircraft [***] through and including aircraft [***], referenced aircraft [***] through and including aircraft [***], referenced aircraft #130 through and including aircraft [***], referenced aircraft #152 through and including aircraft [***] in Attachment “G” to this Purchase Agreement, together with the Option Aircraft and the Purchase Right Aircraft, the EMBRAER 170+ ([***]) aircraft manufactured by Embraer according to Attachments “A13” and “A17”, as may be amended or supplemented from time to time, for sale to Buyer pursuant to this Agreement, equipped with two engines identified therein (or, where there is more than one of such aircraft, each of such aircraft) (all such aircraft described in this clause (ii) sometimes hereinafter, the “E170+ Aircraft”).

Notwithstanding the foregoing, the E170+ Aircraft which are referenced aircraft [***] through and including aircraft [***] (“E170+ Group 1 Aircraft”) shall have at delivery a [***].

The E170+ Aircraft which are referenced aircraft [***] through and including aircraft [***] and referenced aircraft [***] through and including aircraft [***] (“E170+ Group 2 Aircraft”) had at delivery [***].

The E170+ Aircraft which are referenced aircraft [***] through and including aircraft [***] and referenced aircraft [***] through and including aircraft [***] (“E170+ Group 3 Aircraft”) shall at delivery [***], and these E170+ Group 3 Aircraft shall be manufactured and delivered by Embraer according to Attachment “A13”.

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AMENDMENT No. 30 TO PURCHASE AGREEMENT COM0028-13

For the avoidance of doubt if, at Buyer’s sole discretion, Buyer desires to acquire a service bulletin to convert the [***] configuration as provided in Attachment “A13” or Attachment “A17” to another configuration and it increases the number of seats, Buyer would acquire such service bulletin from Embraer or would reimburse Embraer as detailed in Article 3 of Amendment No. 16 to the Letter Agreement COM0029-13.

3.	SUBJECT

Article 2 of the Purchase Agreement is hereby amended and restated as follows:

“Subject to the terms and conditions of this Agreement:

2.1    Embraer shall sell and deliver and Buyer shall purchase and take delivery of [***] E175 Aircraft and [***] E170+ Aircraft;

2.2    Embraer shall provide to Buyer the Services and the Technical Publications as described in Attachment “B” to this Agreement; and

2.3    Buyer shall have the option to purchase up to [***] Option Aircraft in accordance with Article 21 of the Purchase Agreement. In addition, Buyer shall have the right to purchase up to [***] Purchase Right Aircraft in accordance with Article 22 of the Purchase Agreement.”

4.	DELAYS IN DELIVERY

4.1    A new Article 9.1.10 shall be added to the Purchase Agreement, which shall provide as follows:

[***]

5.	PRICE

As a result of the changes referred to in Article 1 above, the entire Article 3 of the Purchase Agreement is hereby deleted and replaced as follows:

“3.1 The Aircraft Basic Price for the E175 Aircraft and the E170+ Aircraft, as  the  case may be, in United States dollars, for each applicable Aircraft are [***]:

[***]

3.2    The Services and Technical Publications and other services specified in Attachment “B” are to be provided [***]. Additional technical publications, as well as, other services shall be billed to Buyer in accordance with Embraer’s rates, prevailing at the time Buyer places a purchase order for such additional technical publications or other services, [***].

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AMENDMENT No. 30 TO PURCHASE AGREEMENT COM0028-13

3.3    The Aircraft Basic Price for the E175 Aircraft shall be escalated as follows:

3.3.1    For the E175 Aircraft [***] through and including aircraft [***] and aircraft referenced [***] in Attachment “G” to this Agreement: according to the Escalation Formula and cap conditions as per Attachment “D” to the Purchase Agreement and cap conditions per the Letter Agreement COM0029-13 (as amended from time to time). Such price as escalated shall be the Aircraft Purchase Price with respect to the E175 Aircraft and it will be provided by Embraer to Buyer [***] prior to each Aircraft Contractual Delivery Date.

3.3.2    For the E175 Aircraft [***] through and including aircraft [***], for the E175 Aircraft [***] through and including aircraft [***], for the E175 Aircraft [***] through and including aircraft [***], for the E175 Aircraft [***] through and including aircraft [***] in Attachment “G” to this Agreement: according to the Escalation Formula and cap conditions as per Attachment “D1” to the Purchase Agreement (as amended from time to time). Such price as escalated shall be the Aircraft Purchase Price with respect to the E175 SkyWest/Horizon Air Aircraft [***] to [***] and to the SkyWest/Alaska Airlines Aircraft [***] to [***] and it will be provided by Embraer to Buyer [***] prior to each Aircraft Contractual Delivery Date.

3.3.3    For the E175 SkyWest/Delta Air Lines Aircraft [***] through and including aircraft [***], for the E175 SkyWest/Delta Air Lines Aircraft [***] through and including aircraft [***] in Attachment “G” to this Agreement: according to the Escalation Formula and cap conditions as per Attachment “D2” to the Purchase Agreement (as amended from time to time). Such price as escalated shall be the Aircraft Purchase Price with respect to the E175 SkyWest/Delta Air Lines Aircraft [***] to [***] and for the aircraft [***], through and including aircraft #162 it will be provided by Embraer to Buyer [***] prior to each Aircraft Contractual Delivery Date.

3.4	The Aircraft Basic Price for the E170+ Aircraft, shall be escalated as follows:

3.4.1    For the E170+ Aircraft [***] through and including aircraft [***], for the E170+ Aircraft [***] through and including aircraft [***], for the Aircraft [***], through and including aircraft [***] in Attachment “G” to this Agreement: according to the Escalation Formula and cap conditions as per Attachment “D1” to the Purchase Agreement (as amended from time to time). Such price as escalated shall be the Aircraft Purchase Price with respect to the E170+ SkyWest/Delta Air Lines [***] through [***] or the Option Aircraft Purchase Price, as the case may be, and Embraer will provide it to Buyer [***] prior to each Aircraft Contractual Delivery Date.

3.4.2    For the E170+ Aircraft [***] through and including aircraft [***] in Attachment “G” to this Agreement: according to the Escalation Formula and cap conditions as per Attachment “D2” to the Purchase Agreement (as amended from time to time). Such price, as escalated, shall be the Aircraft Purchase Price with respect to the

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AMENDMENT No. 30 TO PURCHASE AGREEMENT COM0028-13

E170+ SkyWest/Delta Air Lines [***] through [***] Aircraft, and Embraer will provide it to Buyer [***] prior to each Aircraft Contractual Delivery Date.

3.5The Aircraft Basic Price offered to Buyer for the E170+ Aircraft is based on the assumption that if, at Buyer’s sole discretion, Buyer acquires a service bulletin to convert the [***] configuration as provided in Attachment “A13” to another configuration and it increases the number of seats, Buyer would acquire such service bulletin from Embraer or would reimburse Embraer as detailed in Article 4 of Amendment No. 16 to the Letter Agreement COM0029-13.”

6.	PAYMENT

Solely with respect to the E170+ SkyWest/Delta Air Lines Aircraft [***] through [***], Articles [***] of the of this Amendment No. 30 shall be applicable in substitution of the Articles [***]  of the Purchase Agreement, as follows:

“The Aircraft Purchase Price for each E170+ SkyWest/Delta Air Lines Aircraft [***] to [***] shall be paid by Buyer, as follows:

[***]

7.	ATTACHMENTS CHANGE

For purposes of clarity, as to each of the E175 Aircraft and E170+ Aircraft, the applicable Attachment “[***]” is as provided below, as such Attachment “[***]” may be amended from time to time:

[***]

8.	DELIVERY

Attachment “G” to the Purchase Agreement is hereby deleted and replaced in its entirety by Attachment “G” attached to this Amendment No. 30. The Contractual Delivery Date of the Aircraft and the Option Aircraft Contractual Delivery Date of the Option Aircraft is, in each case, as provided in Attachment “G” attached hereto.

9.	ATTACHMENT “D2”

From the date hereof, Attachment “D2” Aircraft Escalation Formula (E175 SkyWest/Delta Air Lines Aircraft [***] to [***]) to Purchase Agreement, as amended from time to time, is hereby deleted and replaced in its entirety by Attachment “D2” Aircraft Escalation Formula (E175 SkyWest/Delta Air Lines Aircraft [***] to [***] and E170+ SkyWest/Delta Air Lines Aircraft [***] through [***]) attached to this Amendment No. 30.

Amendment No. 30 to Purchase Agreement COM0028-13 COM0055-19	Page 5 of 9

AMENDMENT No. 30 TO PURCHASE AGREEMENT COM0028-13

10.	ATTACHMENT “A13”

From the date hereof, Attachment “A13” is hereby deleted and replaced in its entirety by Attachment “A13” attached to this Amendment No. 30.

11.	OPTION AIRCRAFT

From the date hereof, Article 21 of the Purchase Agreement shall be deleted and replaced by the following:

“Subject to the [***], Buyer shall have the option to purchase [***] Option Aircraft, to be delivered in accordance with Option Aircraft contractual delivery dates (each an “Option Aircraft Contractual Delivery Date”) contained in Section 2 of Attachment “G” to this Agreement, subject to the existence of sufficient production capacity at Embraer to comply with Buyer’s desirable delivery schedule as determined by Embraer in its sole discretion and subject to a required minimum Embraer production level of at least [***] EMBRAER 175 aircraft annually, [***] for years [***] through [***]. The Option Aircraft will be E170+ Aircraft in the configuration described in Attachment “A13” and the Aircraft Basic Price shall be as provided in Article 3.1 unless, in each case, as otherwise agreed following the Amendment No. 30 Effective Date.

The Option Aircraft will be supplied in accordance with the following terms and conditions: 21.1 [***]

21.2    The unit basic price of the Option Aircraft shall be equal to the unit Aircraft Basic Price (the “Option Aircraft Basic Price”).

21.3    The Option Aircraft Basic Price shall be escalated according to the escalation formula subject of Attachment “D1” hereto, determining the Option Aircraft purchase price (the “Option Aircraft Purchase Price”).

21.4    The payment of the Option Aircraft Purchase Price shall be made for each Option Aircraft for which Buyer has exercised its option rights hereunder according to the following:

[***]

21.5    The option to purchase the Option Aircraft shall be exercised in [***] groups of [***] Option Aircraft each (the “Option Group” for purposes of this Article 21.5) no later than [***] prior to [***] the first Option Aircraft Contractual Delivery Date in such Option Group.

[***] Any Option Aircraft not exercised by Buyer as per the terms and conditions of this paragraph will automatically be converted to be a Purchase Right Aircraft and be subject to the terms and conditions of Article 22, [***] following such deemed conversion. The Parties shall promptly thereafter execute an amendment to the Purchase Agreement documenting the Option Aircraft becoming Purchase Right Aircraft under Article 22.

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AMENDMENT No. 30 TO PURCHASE AGREEMENT COM0028-13

21.6    If the options are confirmed by Buyer as specified above, an amendment to the Purchase Agreement shall be executed by and between the Parties within [***] following the Option Aircraft exercise date, confirming the Option Aircraft as an Aircraft under this Agreement and setting forth any other mutually agreed upon the terms and conditions applicable to, if any, exclusively to the Option Aircraft.

21.7    Article 2.3.4 of Attachment “B” hereto sets forth the agreement regarding the product support package to be applied to the Option Aircraft.”

12.	PURCHASE RIGHT AIRCRAFT

Article 22 of the Purchase Agreement shall be deleted and replaced by the following:

“22.1 Embraer hereby grants Buyer the right to purchase up to [***] E170+ Aircraft (the “Purchase Right Aircraft”) configured as per Attachment “A13” and available to Buyer at the Aircraft Basic Price (as provided in Article 3.1 unless otherwise agreed following the Amendment No. 30 Effective Date) and on the same economic conditions that are applicable to the initial [***] Delta aircraft (referenced [***] to [***]) in Attachment “A13” to this Purchase Agreement (the “Purchase Right Basic Price”), which price is subject to the escalation conditions contained in Attachment “D1”.”

22.2    Subject to no material default on the part of the Buyer having occurred and be continuing under this Agreement, the right to purchase each of the Purchase Right Aircraft shall be exercised in at least [***] groups of [***] Purchase Right Aircraft and [***] group of [***] Purchase Right Aircraft (the “Purchase Right Group” for the purposes of this Article 22.2), by means of a written notice (the “Exercise Notice”) from Buyer to Embraer no later than [***]. The Exercise Notice shall furthermore contain Buyer’s desired delivery months for the Purchase Right Aircraft to be exercised, which shall not be later than [***] (“Purchase Right Aircraft Contractual Delivery Date”), and such right is subject to the existence of sufficient production capacity at Embraer to comply with Buyer’s desirable delivery schedule as determined by Embraer in its sole discretion and subject to a required minimum Embraer production level of at least [***] EMBRAER 175 aircraft annually, such production level driven by Buyer or any other customer, for years [***] through [***].

22.3    If Embraer has not received an Exercise Notice for any unexercised Purchase Right Group on or before [***], Buyer shall be deemed to have relinquished its right to acquire any unexercised Purchase Right Aircraft.

22.4    Following receipt by Embraer of the Exercise Notice, Embraer shall inform Buyer if the desired Purchase Right Aircraft’s Contractual Delivery Date requested by Buyer is acceptable; otherwise, Embraer shall inform Buyer the closest non-committed delivery position available for sale. If the desired Purchase Right Aircraft Contractual Delivery Date requested by Buyer is available as determined by Embraer in its sole discretion, then Embraer shall be obligated to provide Buyer with such delivery position.

22.5    In the event Buyer and Embraer agree to the new Purchase Right Aircraft Contractual Delivery Date and in order to secure the Purchase Right Aircraft delivery positions, [***].

Amendment No. 30 to Purchase Agreement COM0028-13 COM0055-19	Page 7 of 9

AMENDMENT No. 30 TO PURCHASE AGREEMENT COM0028-13

22.6    If the purchase rights are exercised by Buyer as specified above, and the Purchase Right Initial Deposit is paid by Buyer, an amendment to the Purchase Agreement shall be executed by and between the Parties within [***] of the date of the Exercise Notice, setting forth the specific terms and conditions applicable to such Purchase Right Aircraft. The Parties agree that the terms and conditions relating specifically to the Purchase Right Aircraft shall be substantially similar to and no less favorable to Buyer than those terms and conditions set forth in this Agreement and its Attachments.

22.7    The provisions contained on Schedule “[***]” to Letter Agreement COM0029-13 and its related amendments (the “[***]” for the purpose of this Article 22) shall not apply to any Purchase Right Aircraft.

22.8    If the Parties for any reason fail to execute the amendment referred to above, then the purchase right with respect to such aircraft shall be deemed relinquished, [***].”

13.	ACCEPTANCE AND TRANSFER OF OWNERSHIP

From the date hereof, Article 7.1 to Purchase Agreement, as amended from time to time, is hereby deleted in its entirety and replaced as follows:

“7.1 The Aircraft shall be delivered in accordance with the schedule specified in attachment “G” hereto. Embraer shall give Buyer [***] advance notice by e-mail or facsimile of the date on which Embraer considers that each Aircraft will be ready for inspection, acceptance and subsequent delivery. The final notification shall be issued by Embraer to Buyer with no less than [***] prior to the date that the Aircraft will be made available for Buyer’s inspection, which date shall be defined as the “Scheduled Inspection Date”, on which date Buyer shall promptly start inspecting such Aircraft.”

14.	REINSTATEMENT OF PURCHASE AGREEMENT

All other provisions and conditions of the referenced Purchase Agreement, as well as its related Attachments and Letter Agreement, which are not specifically modified by this Amendment No. 30 shall remain in full force and effect without any change.

15.	COUNTERPARTS

This Amendment No. 30 may be signed by the Parties hereto in any number of separate counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument and all of which when taken together shall constitute one and the same instrument.

This Amendment No. 30 may be signed by facsimile with originals duly signed to follow by an internationally recognized courier.

Amendment No. 30 to Purchase Agreement COM0028-13 COM0055-19	Page 8 of 9

AMENDMENT No. 30 TO PURCHASE AGREEMENT COM0028-13

16.	EFFECTIVITY

This Amendment No. 30 shall become effective on June 21st, 2019 if Buyer finalizes its agreements with Delta for the operation of the seven (7) E170+ SkyWest/Delta Air Lines Aircraft and provides written notice to Embraer thereof. If such written notice is not provided by 11:59 pm (Eastern Time) on June 21st, 2019, then this Amendment No. 30 shall not be effective [***].

IN WITNESS WHEREOF, Embraer and Buyer, by their duly authorized officers, have executed this Amendment No. 30 on the date first written above, but to be effective in accordance with Article 16.

EMBRAER S.A.		SKYWEST, INC.

By:	/s/ John Slattery	By:	/s/ Wade Steel

Name:	John Slattery	Name:	Wade Steel

Title:	President & CEO Commercial Aviation	Title:	Chief Commercial Officer

By:	/s/ Simon Newit

Name:	Simon Newit
Title:	Vice President of Contracts Commercial Aviation

Place:	São José dos Campos, SP, Brazil	Place:	St. George, Utah, USA

Amendment No. 30 to Purchase Agreement COM0028-13 COM0055-19	Page 9 of 9

ATTACHMENT A13 E170+ AIRCRAFT CONFIGURATION

1.	STANDARD AIRCRAFT

The EMBRAER E170+ Aircraft (certification designation ERJ 170-200 LL) shall be manufactured according to [***] although not attached hereto, is incorporated herein by reference, and (ii) the characteristics described in the items below.

2.	OPTIONAL EQUIPMENT:

[***]

3.	FINISHING

The E170+ Aircraft will be delivered to Buyer as follows:

3.1	EXTERIOR FINISHING:

The fuselage of the E170+ Aircraft shall be painted according to Buyer’s color and paint scheme, which shall be supplied to Embraer by Buyer on or before [***] prior to the first E170+ Aircraft Contractual Delivery Date. The wings and the horizontal stabilizer shall be supplied in the standard colours, i.e., grey BAC707.

The choices of colour and paint scheme made by Buyer shall apply to all E170+ Aircraft, unless Buyer provides written notice of a new colour and paint scheme not less than [***] prior to the relevant E170+ Aircraft Contractual Delivery Date.

3.2	INTERIOR FINISHING:

Buyer shall inform Embraer during the customer check list definition (“CCL”), to be held no later than [***] prior to the applicable E170+ Aircraft Contractual Delivery Date, of its choice of materials and colours of all and any item of interior finishing such as seat covers, carpet, floor lining on galley areas, side walls and overhead lining, galley lining and curtain, from the choices offered by and available at Embraer. In case Buyer opts to use different materials and/or patterns, Embraer will submit to Buyer a Proposal of Major Change (“PMC”) describing the impacts of such option, if any. Should Buyer not approve such PMC, the interior shall be built according to the choices offered by and available at Embraer.

Once defined, for the applicable CCL the choices of interior finishing made by Buyer shall apply to all applicable E170+ Aircraft. If Buyer requires an interior finishing for any Aircraft that is different from the original one informed to Embraer, Buyer shall present a written request to Embraer not less than [***] prior to the relevant E170+ Aircraft Contractual Delivery Date and Embraer will submit the relevant quotation to the approval of Buyer within [***] from the date such request is received by Embraer. Should Buyer not approve the quotation, the interior of relevant Aircraft shall be built according to the original choice of Buyer.

Attachment “A13” to Amendment #30 to Purchase Agreement COM0028-13	Page 1 of 3

ATTACHMENT A13 E170+ AIRCRAFT CONFIGURATION

3.3	BUYER FURNISHED EQUIPMENT (BFE) AND BUYER INSTALLED EQUIPMENT (BIE):

Buyer may choose to have carpets, tapestries, seat covers and curtain fabrics supplied to Embraer for installation in the Aircraft as BFE. Materials shall conform to the required standards and comply with all applicable regulations and airworthiness requirements. Delays in the delivery of BFE equipment or quality restrictions that prevent the installation thereof in the time frame required by the E170+ Aircraft manufacturing process shall entitle Embraer to either delay the delivery of the E170+ Aircraft for a period related to the delay of the BFE or present the E170+ Aircraft to Buyer without such BFE, in which case Buyer shall not be entitled to refuse acceptance of the E170+ Aircraft.

All BFE equipment shall be delivered in DDP conditions (INCOTERMS 2010) to C&D Zodiac – 14 Centerpointe Drive, La Palma, CA 90623, USA, or to another place to be timely informed by Embraer.

Galley inserts (such as coffee makers, water boilers, ovens), trolleys and standard units and medical kits, defibrillators and wheelchairs, as well as any other equipment classified as medical or pharmaceutical product, shall be acquired by Buyer and installed on the E170+ Aircraft by Buyer after delivery thereof as BIE.

Notwithstanding the above, Buyer shall [***] in [***].

3.4	EMBRAER RIGHT TO PERFORM FOR BUYER:

If, after written notice from Embraer to Buyer, Buyer fails to make any choice or definition which Buyer is required to make within [***] after such notice regarding the exterior and interior finishing of any E170+ Aircraft or to inform Embraer thereof, Embraer shall have the right, but not the obligation, to tender the E170+ Aircraft for delivery (a) painted white and (b) fitted with an interior finishing selected by Embraer at its reasonable discretion.

The taking of any such action by Embraer pursuant to this Article shall not constitute a waiver or release of any obligation of Buyer under the Purchase Agreement, nor a waiver of any event of default which may arise out of Buyer’s non-performance of such obligation, nor an election or waiver by Embraer of any remedy or right available to Embraer under the Purchase Agreement.

No compensation to Buyer or reduction of the E170+ Aircraft Basic Price shall be due by virtue of the taking of any such actions by Embraer and Embraer shall be entitled to charge Buyer for the amount of the reasonable expenses incurred by Embraer in connection with the performance of or compliance with such agreement, as the case may be, payable by Buyer within [***] from the presentation of the respective invoice by Embraer to Buyer.

Attachment “A13” to Amendment #30 to Purchase Agreement COM0028-13	Page 2 of 3

ATTACHMENT A13 E170+ AIRCRAFT CONFIGURATION

4.	REGISTRATION MARKS, TRANSPONDER AND ELT CODES:

The E170+ Aircraft shall be delivered to Buyer with the registration marks painted on them. The registration marks, the transponder code and ELT protocol coding shall be supplied to Embraer by Buyer no later than [***] before each relevant E170+ Aircraft Contractual Delivery. Embraer shall be entitled to tender the E170+ Aircraft for delivery to Buyer without registration marks, with an inoperative transponder and without setting the ELT protocol coding in case Buyer fails to supply such information to Embraer in due time.

5.	EXPORT CONTROL ITEMS

The E170+ Aircraft contains (i) an IESI (Integrated Electronic Standby Instrument System) manufactured by Thales Avionics with an embedded QRS-11 gyroscopic microchip used for emergency backup and flight safety information, and (ii) IRU (Inertial Reference Unit) manufactured by Honeywell International. The IESI and the IRU that are incorporated into this E170+ Aircraft are subject to export control under United States of America law. Transfer or re-export of such items (whether or not incorporated into the Aircraft), as well as their related technology and software may require prior authorization from the US Government.

IT IS HEREBY AGREED AND UNDERSTOOD BY THE PARTIES THAT IF THERE IS ANY CONFLICT BETWEEN THE TERMS OF THIS ATTACHMENT “A13” AND THE TERMS OF THE TECHNICAL DESCRIPTION ABOVE REFERRED, THE TERMS OF THIS ATTACHMENT “A13” SHALL PREVAIL.

Attachment “A13” to Amendment #30 to Purchase Agreement COM0028-13	Page 3 of 3

ATTACHMENT “D2” AIRCRAFT ESCALATION FORMULA [***]

[***]

Attachment “D2” to Amendment #30 to Purchase Agreement COM0028-13	Page 1 of 1

ATTACHMENT “G” AIRCRAFT DELIVERY SCHEDULE

1.	Aircraft Delivery Schedule (ref. Purchase Agreement Article 5)

[***]

2.	Option Aircraft Delivery Schedule (ref. Purchase Agreement Article 21)

[***]

Attachment “G” to Amendment No.30 to Purchase Agreement COM0028-13	Page 1 of 1

AMENDMENT No. 31 TO PURCHASE AGREEMENT COM0028-13

This Amendment No.31 COM0838-19 (the “Amendment No.31”) dated as of October 15, 2019 is between Embraer S.A. (“Embraer”) and SkyWest, Inc. (“Buyer”), collectively referred to herein as the “Parties”, and constitutes an amendment and modification to Purchase Agreement COM0028-13 dated February 15, 2013 as amended from time to time (the “Purchase Agreement”).

All capitalized terms not otherwise defined herein shall have the same meaning when used herein as provided in the Purchase Agreement and in case of any conflict between this Amendment No. 31 and the Purchase Agreement, this Amendment No. 31 shall control.

WHEREAS, the Parties have agreed to anticipate the Contractual Delivery Date of Aircraft SD35, as described and set forth in Attachment G to the Purchase Agreement COM0028-13, from January 2020 to December 2019.

NOW, THEREFORE, for good and valuable consideration, which is hereby acknowledged by the Parties, Embraer and Buyer agree as follows:

1.DELIVERY

The Attachment G to the Purchase Agreement is hereby deleted and replaced in its entirety by the Attachment G to this Amendment Nº.31.

2.REINSTATEMENT OF PURCHASE AGREEMENT

All other provisions and conditions of the referenced Purchase Agreement, as well as its related Attachments and Letter Agreement, which are not specifically modified by Amendment No. 31 shall remain in full force and effect without any change.

3.COUNTERPARTS

This Amendment No. 31 may be signed by the Parties hereto in any number of separate counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument and all of which when taken together shall constitute one and the same instrument.

This Amendment No. 31 may be signed by facsimile with originals duly signed to follow by an internationally recognized courier.

[INTENTIONALLY LEFT BLANK – SIGNATURE PAGE FOLLOWS]

COM0838-19 Amendment No.31 to PA COM0028-13	Page 1 of 2

AMENDMENT No. 31 TO PURCHASE AGREEMENT COM0028-13

IN WITNESS WHEREOF, Embraer and Buyer, by their duly authorized officers, have entered into and executed this Amendment No. 31 to be effective as of the date first written above.

EMBRAER S.A.		SKYWEST, INC.

By:	/s/ Daniel Moczydlower	By:	/s/ Wade Steel

Name:	Daniel Moczydlower	Name:	Wade Steel

Title:	Executive Vice President, Engineering and Technology	Title:	Chief Commercial Officer

By:	/s/ Simon Newit

Name:	Simon Newit
Title:	Vice President of Contracts Commercial Aviation

Place:	São José dos Campos, SP, Brazil	Place:	St. George, Utah, USA

COM0838-19 Amendment No.31 to PA COM0028-13	Page 2 of 2

ATTACHMENT “G” AIRCRAFT DELIVERY SCHEDULE

1.	Aircraft Delivery Schedule (ref. Purchase Agreement Article 5)

[***]

2.	Option Aircraft Delivery Schedule (ref. Purchase Agreement Article 21)

[***]

Attachment “G” to Amendment No.31 to Purchase Agreement COM0028-13	Page 1 of 1

AMENDMENT No. 32 TO PURCHASE AGREEMENT COM0028-13

This Amendment No.32 COM00964-19 (the “Amendment No.32”) dated as of December 12th, 2019 is between Embraer S.A. (“Embraer”) and SkyWest, Inc. (“Buyer”), collectively referred to herein as the “Parties”, and constitutes an amendment and modification to Purchase Agreement COM0028-13 dated February 15, 2013, as amended from time to time (the “Purchase Agreement”).

All capitalized terms not otherwise defined herein shall have the same meaning when used herein as provided in the Purchase Agreement, and in case of any conflict between this Amendment No.32 and the Purchase Agreement, this Amendment No.32 shall control.

WHEREAS, Buyer has the option to purchase up to [***] Aircraft (“E170+ Option Aircraft”) to be exercised according to Article 21 of the Purchase Agreement and also, Buyer has the right to purchase up to [***] Purchase Right Aircraft to be exercised in accordance with Article 22 of the Purchase Agreement, as amended from time to time;

WHEREAS, Buyer informed Embraer that Buyer wishes to exercise a batch of [***] Purchase Right Aircraft and to convert such [***] Purchase Right Aircraft into [***] Firm Aircraft, configured per Attachment A19 (each, an “E175 SkyWest/American Airlines Aircraft”);

WHEREAS, Buyer informed Embraer that Buyer also wishes to exercise a batch of [***] Purchase Right Aircraft and to convert such [***] Purchase Right Aircraft into [***] Option Aircraft, configured per Attachment A19 (each, an “E175 Option Aircraft”);

WHEREAS, as a consequence of these agreements, Embraer shall sell and deliver and Buyer shall purchase and take delivery of (i) [***] E175 Aircraft (as defined below), and (ii) [***] E170+ Aircraft (as defined below). Buyer shall have the option to purchase up to [***] E170+ Option Aircraft and [***] E175 Option Aircraft in accordance with Article 21 of the Purchase Agreement. In addition, Buyer shall have the right to purchase up to [***] Purchase Right Aircraft in accordance with Article 22 of the Purchase Agreement.

WHEREAS, as a result of the exercise and conversion of the Purchase Right Aircraft into E175 Aircraft, described above, the purpose of this Amendment 32 is to amend and restate the related attachments and provisions.

NOW, THEREFORE, for good and valuable consideration, which is hereby acknowledged, Embraer and Buyer hereby agree as follows:

1.	INTERPRETATION

Article 1 of the Purchase Agreement is hereby amended and restated to reflect the related changes, as follows:

Amendment No. 32 to Purchase Agreement COM0028-13 COM0964-19	Page 1 of 10

AMENDMENT No. 32 TO PURCHASE AGREEMENT COM0028-13

“1.1.4.  “Aircraft”: shall mean, (i) with respect to referenced aircraft [***] through and including aircraft [***], aircraft referenced [***] through and including [***], aircraft referenced [***] through and including [***], aircraft referenced [***] through and including [***], aircraft referenced [***] through and including [***] in Attachment “G” to this Agreement, together with the E175 Option Aircraft, the EMBRAER 175 LR ([***]) aircraft manufactured by Embraer according to Attachments “A” through “A12”, “A14”, “A15”, “A16”, “A18” and “A19”, as may be amended or supplemented from time to time, as the case may be, for sale to Buyer pursuant to this Agreement, equipped with two engines identified therein (or, where there is more than one of such aircraft, each of such aircraft) (sometimes hereinafter, the “E175 Aircraft”); and (ii) with respect to referenced aircraft [***] through and including aircraft [***], referenced aircraft [***] through and including aircraft [***], referenced aircraft [***] through and including aircraft #146, and referenced aircraft [***] through and including aircraft [***], in Attachment “G” to this Purchase Agreement, together with the E170+ Option Aircraft and the Purchase Right Aircraft, the EMBRAER 170+ ([***]) aircraft manufactured by Embraer according to Attachments “A13” and “A17”, as may be amended or supplemented from time to time, for sale to Buyer pursuant to this Agreement, equipped with two engines identified therein (or, where there is more than one of such aircraft, each of such aircraft) (all such aircraft described in this clause (ii) sometimes hereinafter, the “E170+ Aircraft”).

Notwithstanding the foregoing, the E170+ Aircraft which are referenced aircraft [***] through and including aircraft [***] (“E170+ Group 1 Aircraft”) shall have at delivery [***].

The E170+ Aircraft which are referenced aircraft [***] through and including aircraft [***] and referenced aircraft [***] through and including aircraft [***] (“E170+ Group 2 Aircraft”) had at delivery [***].

The E170+ Aircraft which are referenced aircraft [***] through and including aircraft [***], and referenced aircraft [***] through and including aircraft [***] (“E170+ Group 3 Aircraft”) shall at delivery [***].

For the avoidance of doubt if, at Buyer’s sole discretion, Buyer desires to acquire a service bulletin to convert the [***] configuration as provided in Attachment “A13” or Attachment “A17” to another configuration and it increases the number of seats, Buyer would acquire such service bulletin from Embraer or would reimburse Embraer as detailed in Article 4 of Amendment No. 16 to the Letter Agreement COM0029-13.

2.	SUBJECT

Article 2 of the Purchase Agreement is hereby amended and restated as follows:

“Subject to the terms and conditions of this Agreement:

Amendment No. 32 to Purchase Agreement COM0028-13 COM0964-19	Page 2 of 10

AMENDMENT No. 32 TO PURCHASE AGREEMENT COM0028-13

2.1    Embraer shall sell and deliver and Buyer shall purchase and take delivery of [***] E175 Aircraft and [***] E170+ Aircraft;

2.2    Embraer shall provide to Buyer the Services and the Technical Publications as described in Attachment “B” to this Agreement; and

2.3    Buyer shall have the option to purchase up to [***] E170+ Option Aircraft and [***] E175 Option Aircraft in accordance with Article 21 of the Purchase Agreement. In addition, Buyer shall have the right to purchase up to [***] Purchase Right Aircraft in accordance with Article 22 of the Purchase Agreement.”

3.	PRICE

As a result of the changes referred to in Article above, the entire Article 3 of the Purchase Agreement is hereby deleted and replaced as follows:

“3.1    The Aircraft Basic Price for the E175 Aircraft and the E170+ Aircraft, as the case may be, in United States dollars, for each applicable Aircraft are [***]:

[***]

3.2    The Services and Technical Publications and other services specified in Attachment “B” are to be provided [***]. Additional technical publications, as well as, other services shall be billed to Buyer in accordance with Embraer’s rates, prevailing at the time Buyer places a purchase order for such additional technical publications or other services, [***].

3.3    The Aircraft Basic Price for the E175 Aircraft shall be escalated as follows:

3.3.1   For the E175 Aircraft #1 through and including aircraft [***] and aircraft referenced [***] in Attachment “G” to this Agreement: according to the Escalation Formula and cap conditions as per Attachment “D” to the Purchase Agreement and cap conditions per the Letter Agreement COM0029-13 (as amended from time to time). Such price as escalated shall be the Aircraft Purchase Price with respect to the E175 Aircraft and it will be provided by Embraer to Buyer [***] prior to each Aircraft Contractual Delivery Date.

3.3.2    For the E175 Aircraft [***] through and including aircraft [***], for the E175 Aircraft [***] through and including aircraft [***], for the E175 Aircraft #115 through and including aircraft [***], for the E175 Aircraft [***] through and including aircraft [***] in Attachment “G” to this Agreement: according to the Escalation Formula and cap conditions as per Attachment “D1” to the Purchase Agreement (as amended from time to time). Such price as escalated shall be the Aircraft Purchase Price with respect to the E175 SkyWest/Horizon Air Aircraft [***] to [***] and to the SkyWest/Alaska Airlines Aircraft [***] to [***] and it will be provided by Embraer to Buyer [***] prior to each Aircraft Contractual Delivery Date.

Amendment No. 32 to Purchase Agreement COM0028-13 COM0964-19	Page 3 of 10

AMENDMENT No. 32 TO PURCHASE AGREEMENT COM0028-13

3.3.3   For the E175 SkyWest/Delta Air Lines Aircraft [***] through and including aircraft [***], for the E175 SkyWest/Delta Air Lines Aircraft [***] through and including aircraft [***], and for the E175 SkyWest/American Airlines Aircraft [***], through and including aircraft [***] in Attachment “G” to this Agreement: according to the Escalation Formula and cap conditions as per Attachment “D2” to the Purchase Agreement (as amended from time to time). Such price as escalated shall be the Aircraft Purchase Price with respect to the E175 SkyWest/Delta Air Lines Aircraft [***] through and including aircraft [***], for the E175 SkyWest/Delta Air Lines Aircraft [***] through and including aircraft [***], and for the E175 SkyWest/American Airlines Aircraft [***], through and including aircraft [***], or the E175 Option Aircraft, as the case may be, and it will be provided by Embraer to Buyer [***] prior to each Aircraft Contractual Delivery Date.

3.4	The Aircraft Basic Price for the E170+ Aircraft, shall be escalated as follows:

3.4.1    For the E170+ Aircraft [***] through and including aircraft [***], for the E170+ Aircraft [***] through and including aircraft [***], for the Aircraft [***], through and including aircraft [***] in Attachment “G” to this Agreement: according to the Escalation Formula and cap conditions as per Attachment “D1” to the Purchase Agreement (as amended from time to time). Such price as escalated shall be the Aircraft Purchase Price with respect to the E170+ SkyWest/Delta Air Lines [***] through [***] Aircraft, and Embraer will provide it to Buyer [***] prior to each Aircraft Contractual Delivery Date.

3.4.2    For the E170+ Aircraft [***] through and including aircraft [***] in Attachment “G” to this Agreement: according to the Escalation Formula and cap conditions as per Attachment “D2” to the Purchase Agreement (as amended from time to time). Such price, as escalated, shall be the Aircraft Purchase Price with respect to the E170+ SkyWest/Delta Air Lines [***] through [***] Aircraft or the E170+ Option Aircraft, as the case may be, and Embraer will provide it to Buyer [***] prior to each Aircraft Contractual Delivery Date.

3.5    The Aircraft Basic Price offered to Buyer for the E170+ Aircraft is based on the assumption that if, at Buyer’s sole discretion, Buyer acquires a service bulletin to convert the [***] configuration as provided in Attachment “A13” to another configuration and it increases the number of seats, Buyer would acquire such service bulletin from Embraer or would reimburse Embraer as detailed in Article 4 of Amendment No. 16 to the Letter Agreement COM0029-13.”

Amendment No. 32 to Purchase Agreement COM0028-13 COM0964-19	Page 4 of 10

AMENDMENT No. 32 TO PURCHASE AGREEMENT COM0028-13

4.	PAYMENT

Solely with respect to the E175 SkyWest/American Airlines Aircraft [***] through [***], Articles [***] of this Amendment No. 32 shall be applicable in substitution of  the Articles  [***] of the Purchase Agreement, as follows:

“The Aircraft Purchase Price for each E175 SkyWest/American Airlines Aircraft [***] through [***] shall be paid by Buyer, as follows:

[***]

5.	ATTACHMENTS CHANGE

For purposes of clarity, as to each of the E175 Aircraft and E170+ Aircraft, the applicable Attachment “[***]” is as provided below, as such Attachment “[***]” may be amended from time to time:

[***]

6.	DELIVERY

Attachment “G” to the Purchase Agreement is hereby deleted and replaced in its entirety by Attachment “G” attached to this Amendment No. 32. The Contractual Delivery Date of the Aircraft, the E170+ Option Aircraft Contractual Delivery Date of the E170+ Option Aircraft and the E175 Option Aircraft Contractual Delivery Date of the E175 Option Aircraft is, in each case, as provided in Attachment “G” attached hereto.

7.	ATTACHMENT “D2”

From the date hereof, Attachment “D2” Aircraft Escalation Formula (E175 SkyWest/Delta Air Lines Aircraft [***] to [***] and E170+ SkyWest/Delta Air Lines Aircraft [***] through [***]) to Purchase Agreement, as amended from time to time, is hereby deleted and replaced in its entirety by Attachment “D2” Aircraft Escalation Formula (E175 SkyWest/Delta Air Lines Aircraft [***] to [***], E170+ SkyWest/Delta Air Lines Aircraft [***] through [***] and SkyWest/American Airlines Aircraft #01 to #20) attached to this Amendment No. 32.

8.	PURCHASE RIGHT AIRCRAFT

As the result of the conversion of [***] Purchase Right Aircraft into Firm Aircraft, and [***] Purchase Right Aircraft into E175 Option Aircraft, Article 22 of the Purchase Agreement shall be deleted and replaced by the following:

“22.1 Embraer hereby grants Buyer the right to purchase up to [***] E170+ Aircraft (the “Purchase Right Aircraft”) configured as per Attachment “A13” and available to Buyer at the

Amendment No. 32 to Purchase Agreement COM0028-13 COM0964-19	Page 5 of 10

AMENDMENT No. 32 TO PURCHASE AGREEMENT COM0028-13

Aircraft Basic Price (as provided in Article 3.1 unless otherwise agreed following the Amendment No. 32 Effective Date) and on the same economic conditions that are applicable to the initial [***] Delta aircraft (referenced [***] to [***]) in Attachment “A13” to this Purchase Agreement (the “Purchase Right Basic Price”), which price is subject to the escalation conditions contained in Attachment “D1”.

22.2Subject to no material default on the part of the Buyer having occurred and be continuing under this Agreement, the right to purchase each of the Purchase Right Aircraft shall be exercised in [***] groups of [***] Purchase Right Aircraft (the “Purchase Right Group” for the purposes of this Article 22.2), by means of a written notice (the “Exercise Notice”) from Buyer to Embraer no later than [***]. The Exercise Notice shall furthermore contain Buyer’s desired delivery months for the Purchase Right Aircraft to be exercised, which shall not be later than [***] (“Purchase Right Aircraft Contractual Delivery Date”), and such right is subject to the existence of sufficient production capacity at Embraer to comply with Buyer’s desirable delivery schedule as determined by Embraer in its sole discretion and subject to a required minimum Embraer production level of at least [***] EMBRAER 175 aircraft annually, such production level driven by Buyer or any other customer, for years [***] through [***].

22.3If Embraer has not received an Exercise Notice for any unexercised Purchase Right Group on or before [***], Buyer shall be deemed to have relinquished its right to acquire any unexercised Purchase Right Aircraft.

22.4Following receipt by Embraer of the Exercise Notice, Embraer shall inform Buyer if the desired Purchase Right Aircraft’s Contractual Delivery Date requested by Buyer is acceptable; otherwise, Embraer shall inform Buyer the closest non-committed delivery position available for sale. If the desired Purchase Right Aircraft Contractual Delivery Date requested by Buyer is available as determined by Embraer in its sole discretion, then Embraer shall be obligated to provide Buyer with such delivery position.

22.5In the event Buyer and Embraer agree to the new Purchase Right Aircraft Contractual Delivery Date and in order to secure the Purchase Right Aircraft delivery positions, [***].

22.6If the purchase rights are exercised by Buyer as specified above, and the Purchase Right Initial Deposit is paid by Buyer, an amendment to the Purchase Agreement shall be executed by and between the Parties within [***] of the date of the Exercise Notice, setting forth the specific terms and conditions applicable to such Purchase Right Aircraft. The Parties agree that the terms and conditions relating specifically to the Purchase Right Aircraft shall be substantially similar to and no less favorable to Buyer than those terms and conditions set forth in this Agreement and its Attachments.

22.7The provisions contained on Schedule “[***]” to Letter Agreement COM0029-13 and its related amendments (the “[***]” for the purpose of this Article 22) shall not apply to any Purchase Right Aircraft.

22.8If the Parties for any reason fail to execute the amendment referred to above, then the purchase right with respect to such aircraft shall be deemed relinquished, [***], except that Embraer shall return each Purchase Right Aircraft Initial Deposit.”

Amendment No. 32 to Purchase Agreement COM0028-13 COM0964-19	Page 6 of 10

AMENDMENT No. 32 TO PURCHASE AGREEMENT COM0028-13

9.	OPTION AIRCRAFT

From the date hereof, Article 21 of the Purchase Agreement shall be deleted and replaced by the following:

“21.1 E170+ Option Aircraft:

“[***], Buyer shall have the option to purchase [***] E170+ Option Aircraft, to be delivered in accordance with E170+ Option Aircraft contractual delivery dates (each an “E170+ Option Aircraft Contractual Delivery Date”) contained in Section 2 of Attachment “G” to this Agreement, subject to the existence of sufficient production capacity at Embraer to comply with Buyer’s desirable delivery schedule as determined by Embraer in its sole discretion and subject to a required minimum Embraer production level of at least [***] EMBRAER 175 aircraft annually, such production level driven by Buyer or any other customer, for years [***] through [***]. The E170+ Option Aircraft will be E170+ Aircraft in the configuration  described in Attachment “A13” and the Aircraft Basic Price shall be as provided in Article 3.1 unless, in each case, as otherwise agreed following the Amendment No. 32 Effective Date.

The E170+ Option Aircraft will be supplied in accordance with the following terms and conditions:

[***]

21.1.5    The option to purchase the E170+ Option Aircraft shall be exercised in [***] groups of [***] E170+ Option Aircraft each (the “Option Group” for purposes of this Article 21.1.5) no later than [***] prior to [***] the first E170+ Option Aircraft Contractual Delivery Date in such Option Group.

[***]. Any E170+ Option Aircraft not exercised by Buyer as per the terms and conditions of this paragraph will automatically be converted to be a Purchase Right Aircraft and be subject to the terms and conditions of Article 22, [***], and Embraer shall return to Buyer any payments made by Buyer towards the purchase of such converted E170+ Option Aircraft within [***] following such deemed conversion. The Parties shall promptly thereafter execute an amendment to the Purchase Agreement documenting the E170+ Option Aircraft becoming Purchase Right Aircraft under Article 22.

21.1.6    If the options are confirmed by Buyer as specified above, an amendment to the Purchase Agreement shall be executed by and between the Parties within [***] following the E170+ Option Aircraft exercise date, confirming the E170+ Option Aircraft as an Aircraft under this Agreement and setting forth any other mutually agreed upon the terms and conditions applicable to, if any, exclusively to the E170+ Option Aircraft.

21.1.7    Article 2.3.4 of Attachment “B” hereto sets forth the agreement regarding the product support package to be applied to the E170+ Option Aircraft.”

21.2 E175 Option Aircraft:

“[***], Buyer shall have the option to purchase [***] E175 Option Aircraft, to be delivered in accordance with E175 Option Aircraft contractual delivery dates (each an “E175 Option

Amendment No. 32 to Purchase Agreement COM0028-13 COM0964-19	Page 7 of 10

AMENDMENT No. 32 TO PURCHASE AGREEMENT COM0028-13

Aircraft Contractual Delivery Date”) contained in Section 3 of Attachment “G” to this Agreement, subject to the existence of sufficient production capacity at Embraer to comply with Buyer’s desirable delivery schedule as determined by Embraer in its sole discretion and subject to a required minimum Embraer production level of at least [***] EMBRAER 175 aircraft annually, such production level driven by Buyer or any other customer, for years [***] through [***]. The E175 Option Aircraft will be E175 Aircraft in the configuration described in Attachment “A19” and the Aircraft Basic Price shall be as provided in Article 3.1 unless, in each case, as otherwise agreed following the Amendment No. 32 Effective Date.

The E175 Option Aircraft will be supplied in accordance with the following terms and conditions:

[***]

21.2.5    The option to purchase the E175 Option Aircraft shall be exercised in [***] groups of [***] E175 Option Aircraft each (the “Option Group” for purposes of this Article 21.2.5) no later than [***] prior to [***] the first E175 Option Aircraft Contractual Delivery Date in such Option Group.

[***]. Any E175 Option Aircraft not exercised by Buyer as per the terms and conditions of this paragraph will automatically be converted to be a Purchase Right Aircraft and be subject to the terms and conditions of Article 22, [***], and Embraer shall return to Buyer any payments made by Buyer towards the purchase of such converted E175 Option Aircraft within [***] following such deemed conversion. The Parties shall promptly thereafter execute an amendment to the Purchase Agreement documenting the E175 Option Aircraft becoming Purchase Right Aircraft under Article 22.

21.2.6    If the options are confirmed by Buyer as specified above, an amendment to the Purchase Agreement shall be executed by and between the Parties within [***] following the E175 Option Aircraft exercise date, confirming the E175 Option Aircraft as an Aircraft under this Agreement and setting forth any other mutually agreed upon the terms and conditions applicable to, if any, exclusively to the E175 Option Aircraft.

21.2.7    Article 2.3.4 of Attachment “B” hereto sets forth the agreement regarding the product support package to be applied to the E175 Option Aircraft.”

10.	TAXES

A new paragraph shall be added to Article 17 of the Purchase Agreement (Taxes) as below:

“The Parties also agree to reasonably cooperate in order to mitigate additional taxes not foreseen in this contract and imposed on the sale and purchase of the Aircraft, provided however that the delivery of the Aircraft shall always occur at [***], and provided that the Party cooperating in reducing the other Party’s exposure shall not be required to bear any additional cost or risk as a result of such cooperation.”

Amendment No. 32 to Purchase Agreement COM0028-13 COM0964-19	Page 8 of 10

AMENDMENT No. 32 TO PURCHASE AGREEMENT COM0028-13

11.	REINSTATEMENT OF PURCHASE AGREEMENT

All other provisions and conditions of the referenced Purchase Agreement, as well as its related Attachments and Letter Agreement, which are not specifically modified by this Amendment No. 32 shall remain in full force and effect without any change.

12.	COUNTERPARTS

This Amendment No. 32 may be signed by the Parties hereto in any number of separate counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument and all of which when taken together shall constitute one and the same instrument.

This Amendment No. 32 may be signed by facsimile with originals duly signed to follow by an internationally recognized courier.

[INTENTIONALLY LEFT BLANK – SIGNATURE PAGE FOLLOWS]

Amendment No. 32 to Purchase Agreement COM0028-13 COM0964-19	Page 9 of 10

AMENDMENT No. 32 TO PURCHASE AGREEMENT COM0028-13

IN WITNESS WHEREOF, Embraer and Buyer, by their duly authorized officers, have executed this Amendment No. 32 to be effective as of the date first written above.

EMBRAER S.A.		SKYWEST, INC.

By:	/s/ Daniel Moczydlower	By:	/s/ Wade Steel

Name:	Daniel Moczydlower	Name:	Wade Steel

Title:	Executive Vice President, Engineering and Technology	Title:	Chief Commercial Officer

By:	/s/ Simon Newit

Name:	Simon Newit
Title:	Vice President of Contracts Commercial Aviation

Place:	São José dos Campos, SP, Brazil	Place:	St. George, Utah, USA

Amendment No. 32 to Purchase Agreement COM0028-13 COM0964-19	Page 10 of 10

ATTACHMENT A19 EMBRAER 175 AIRCRAFT CONFIGURATION (SkyWest/ American Airlines)

1.	STANDARD AIRCRAFT

The Aircraft EMBRAER 175 (certification designation ERJ 170-200 LR) shall be manufactured according to [***] although not attached hereto, is incorporated herein by reference, and (ii) the characteristics described in the items below.

2.	OPTIONAL EQUIPMENT:

[***]

3.	FINISHING

The Aircraft will be delivered to Buyer as follows:

3.1	EXTERIOR FINISHING:

The fuselage of the Aircraft shall be painted according to Buyer’s colour and paint scheme, which shall be supplied to Embraer by Buyer on or before [***] prior to the first Aircraft Contractual Delivery Date. The wings and the horizontal stabilizer shall be supplied in the standard colours, i.e., grey BAC707.

The choices of colour and paint scheme made by Buyer shall apply to all Aircraft, unless Buyer provides written notice of a new colour and paint scheme not less than [***] prior to the relevant Aircraft Contractual Delivery Date.

3.2	INTERIOR FINISHING:

Buyer shall inform Embraer during the customer check list definition (“CCL”), to be held no later than [***] prior to the applicable Aircraft Contractual Delivery Date, of its choice of materials and colours of all and any item of interior finishing such as seat covers, carpet, floor lining on galley areas, side walls and overhead lining, galley lining and curtain, from the choices offered by and available at Embraer. In case Buyer opts to use different materials and/or patterns, Embraer will submit to Buyer a Proposal of Major Change (“PMC”) describing the impacts of such option, if any. Should Buyer not approve such PMC, the interior shall be built according to the choices offered by and  available at Embraer.

Once defined, for the applicable CCL the choices of interior finishing made by Buyer shall apply to all applicable Aircraft. If Buyer requires an interior finishing for any Aircraft that is different from the original one informed to Embraer, Buyer shall present a written request to Embraer not less than [***] prior to the relevant Aircraft Contractual Delivery Date and Embraer will submit the relevant quotation to the approval of Buyer within [***] from the date such request is received by Embraer. Should Buyer not approve the quotation, the interior of relevant Aircraft shall be built according to the original choice of Buyer.

3.3BUYER FURNISHED EQUIPMENT (BFE) ANDBUYERINSTALLED EQUIPMENT (BIE):

Attachment “A19” to Amendment No. 32 to Purchase Agreement COM0028-13	Page 1 of 3

ATTACHMENT A19 EMBRAER 175 AIRCRAFT CONFIGURATION (SkyWest/ American Airlines)

Buyer may choose to have carpets, tapestries, seat covers and curtain fabrics supplied to Embraer for installation in the Aircraft as BFE. Materials shall conform to the required standards and comply with all applicable regulations and airworthiness requirements. Delays in the delivery of BFE equipment or quality restrictions that prevent the installation thereof in the time frame required by the Aircraft manufacturing process shall entitle Embraer to either delay the delivery of the Aircraft for a period related to the delay of the BFE or present the Aircraft to Buyer without such BFE, in which case Buyer shall not be entitled to refuse acceptance of the Aircraft.

All BFE equipment shall be delivered in DDP conditions (INCOTERMS 2010) to C&D Zodiac – 14 Centerpointe Drive, La Palma, CA 90623, USA, or to another place to be timely informed by Embraer.

Galley inserts (such as coffee makers, water boilers, ovens), trolleys and standard units and medical kits, defibrillators and wheelchairs, as well as any other equipment classified as medical or pharmaceutical product, shall be acquired by Buyer and installed on the Aircraft by Buyer after delivery thereof as BIE.

Notwithstanding the above, Buyer shall [***] in [***].

3.4	EMBRAER RIGHT TO PERFORM FOR BUYER:

If, after written notice from Embraer to Buyer, Buyer fails to make any choice or definition which Buyer is required to make within [***] after such notice regarding the exterior and interior finishing of any Aircraft or to inform Embraer thereof, Embraer shall have the right, but not the obligation, to tender the Aircraft for delivery (a) painted white and (b) fitted with an interior finishing selected by Embraer at its reasonable discretion.

The taking of any such action by Embraer pursuant to this Article shall not constitute a waiver or release of any obligation of Buyer under the Purchase Agreement, nor a waiver of any event of default which may arise out of Buyer’s non-performance of such obligation, nor an election or waiver by Embraer of any remedy or right available to Embraer under the Purchase Agreement.

No compensation to Buyer or reduction of the Aircraft Basic Price shall be due by virtue of the taking of any such actions by Embraer and Embraer shall be entitled to charge Buyer for the amount of the reasonable expenses incurred by Embraer in connection with the performance of or compliance with such agreement, as the case may be, payable by Buyer within [***] from the presentation of the respective invoice by Embraer to Buyer.

4.	REGISTRATION MARKS, TRANSPONDER AND ELT CODES:

The Aircraft shall be delivered to Buyer with the registration marks painted on them. The registration marks, the transponder code and ELT protocol coding shall be supplied to Embraer by Buyer no later than [***] before each relevant Aircraft Contractual Delivery. Embraer shall be entitled to tender the Aircraft for delivery to Buyer without registration marks, with an inoperative transponder

Attachment “A19” to Amendment No. 32 to Purchase Agreement COM0028-13	Page 2 of 3

ATTACHMENT A19 EMBRAER 175 AIRCRAFT CONFIGURATION (SkyWest/ American Airlines)

and without setting the ELT protocol coding in case Buyer fails to supply such information to Embraer in due time.

5.	EXPORT CONTROL ITEMS

The Aircraft contains (i) an IESI (Integrated Electronic Standby Instrument System) manufactured by Thales Avionics with an embedded QRS-11 gyroscopic microchip used for emergency backup and flight safety information, and (ii) IRU (Inertial Reference Unit) manufactured by Honeywell International. The IESI and the IRU that are incorporated into this Aircraft are subject to export control under United States of America law. Transfer or re-export of such items (whether or not incorporated into the Aircraft), as well as their related technology and software may require prior authorization from the US Government.

IT IS HEREBY AGREED AND UNDERSTOOD BY THE PARTIES THAT IF THERE IS ANY CONFLICT BETWEEN THE TERMS OF THIS ATTACHMENT “A19” AND THE TERMS OF THE TECHNICAL DESCRIPTION ABOVE REFERRED, THE TERMS OF THIS ATTACHMENT “A19” SHALL PREVAIL.

Attachment “A19” to Amendment No. 32 to Purchase Agreement COM0028-13	Page 3 of 3

ATTACHMENT “D2” AIRCRAFT ESCALATION FORMULA ([***])

[***]

Attachment “D2” to Amendment #32 to Purchase Agreement COM0028-13	Page 1 of 1

[***]

[***]

Attachment “F16” – Amendment N. 32 to Purchase Agreement COM0028-13	Page 1 of 1

ATTACHMENT “G” AIRCRAFT DELIVERY SCHEDULE

1.	Aircraft Delivery Schedule (ref. Purchase Agreement Article 5)

[***]

2.	Option Aircraft Delivery Schedule for the E170+ Aircraft (ref. Purchase Agreement Article 21.1)

[***]

3.	Option Aircraft Delivery Schedule for the E175 Aircraft (ref. Purchase Agreement Article 21.2)

[***]

Attachment “G” to Amendment No.32 to Purchase Agreement COM0028-13	Page 1 of 1

AMENDMENT No. 33 TO PURCHASE AGREEMENT COM0028-13

This Amendment No. 33 COM0182-20 to the Purchase Agreement (the “Amendment No. 33”) dated as of May 28, 2020 is between YABORÃ INDÚSTRIA AERONÁUTICA S.A. (“Seller”) and SkyWest, Inc. (“Buyer”), collectively referred to herein as the “Parties”, and constitutes an amendment and modification to Purchase Agreement COM0028-13 dated February 15, 2013 as amended from time to time (the “Purchase Agreement”).

All capitalized terms not otherwise defined herein shall have the same meaning when used herein as provided in the Purchase Agreement and in case of any  conflict between this Amendment No. 33 and the Purchase Agreement, this Amendment No. 33 shall control.

WHEREAS, Embraer S.A. has restructured its activities and assigned, conveyed or transferred to Seller, all assets and rights related to its commercial aviation business (“Commercial Aviation Business”). Such assignment was effective on January 1st, 2020 (the “Contribution”). In view of the foregoing, the Purchase Agreement was assigned from Embraer S.A. to Seller, pursuant to the ASSIGNMENT AND ASSUMPTION AGREEMENT COM0532-19, as per notice sent to Buyer.

WHEREAS, the Parties have agreed to postpone the Delivery Schedule with respect to Aircraft [***] through and including Aircraft [***], the E175 SkyWest/American Airlines Aircraft [***] through [***].

WHEREAS, the Parties have agreed to amend the E170+ Option Aircraft Contractual Delivery Dates for the E170+ Option Aircraft.

WHEREAS, the Parties have agreed to amend the E175 Option Aircraft Contractual Delivery Dates for the E175 Option Aircraft.

NOW, THEREFORE, for good and valuable consideration, which is hereby acknowledged by the Parties, Embraer and Buyer agree as follows:

1.DELIVERY

Attachment “G” to the Purchase Agreement is hereby deleted and replaced in its entirety by Attachment “G” attached to this Amendment No. 33.

2.PAYMENT

As the result of the postponement of the Delivery Schedule with respect to Aircraft [***] through and including Aircraft [***] (the E175 SkyWest/American Airlines Aircraft [***] through [***]), Article 4 of Amendment No. 32 to the Purchase Agreement shall be deleted and replaced by the following:

Solely with respect to the E175 SkyWest/American Airlines Aircraft [***] through [***], Articles [***] of this Amendment No. 33 shall be applicable in substitution of the Articles [***] of the Purchase Agreement, as follows:

Amendment No. 33 to Purchase Agreement COM0028-13 COM0182-20	Page 1 of 6

“The Aircraft Purchase Price for each E175 SkyWest/American Airlines Aircraft [***] through [***] shall be paid by Buyer, as follows:

[***]

3.PURCHASE RIGHT AIRCRAFT

As the result of the amendment of the Contractual Delivery Date for the E170+ Option Aircraft and E175 Option Aircraft, Article 22 of the Purchase Agreement shall be deleted and replaced by the following:

“22.1    Embraer hereby grants Buyer the right to purchase up to [***] E170+ Aircraft (the “Purchase Right Aircraft”) configured as per Attachment “A13” and available to Buyer at the Aircraft Basic Price (as provided in Article 3.1 unless otherwise agreed following the Amendment No. 33 Effective Date) and on the same economic conditions that are applicable to the initial [***] Delta aircraft (referenced [***] to [***]) in Attachment “A13” to this Purchase Agreement (the “Purchase Right Basic Price”), which price is subject to the escalation conditions contained in Attachment “D1”.

22.2    Subject to no material default on the part of the Buyer having occurred and be continuing under this Agreement, the right to purchase each of the Purchase Right Aircraft shall be exercised in [***] groups of [***] Purchase Right Aircraft (the “Purchase Right Group” for the purposes of this Article 22.2), by means of a written notice (the “Exercise Notice”) from Buyer to Embraer no later than [***]. The Exercise Notice shall furthermore contain Buyer’s desired delivery months for the Purchase Right Aircraft to be exercised, which shall not be later than [***] (“Purchase Right Aircraft Contractual Delivery Date”), and such right is subject to the existence of sufficient production capacity at Embraer to comply with Buyer’s desirable delivery schedule as determined by Embraer in its sole discretion and subject to a required minimum Embraer production level of at least [***] EMBRAER 175 aircraft annually, such production level driven by Buyer or any other customer, for years [***] through [***].

22.3    If Embraer has not received an Exercise Notice for any unexercised Purchase Right Group on or before [***], Buyer shall be deemed to have relinquished its right to acquire any unexercised Purchase Right Aircraft.

22.4    Following receipt by Embraer of the Exercise Notice, Embraer shall inform Buyer if the desired Purchase Right Aircraft’s Contractual Delivery Date requested by Buyer is acceptable; otherwise, Embraer shall inform Buyer the closest non-committed delivery position available for sale. If the desired Purchase Right Aircraft Contractual Delivery Date requested by Buyer is available as determined by Embraer in its sole discretion, then Embraer shall be obligated to provide Buyer with such delivery position.

22.5    In the event Buyer and Embraer agree to the new Purchase Right Aircraft Contractual Delivery Date and in order to secure the Purchase Right Aircraft delivery positions, [***].

22.6   If the purchase rights are exercised by Buyer as specified above, and the Purchase Right Initial Deposit is paid by Buyer, an amendment to the Purchase Agreement shall be executed by and between the Parties within [***] of the date of the Exercise Notice, setting forth the specific terms and conditions applicable to such

Amendment No. 33 to Purchase Agreement COM0028-13 COM0182-20	Page 2 of 6

Purchase Right Aircraft. The Parties agree that the terms and conditions relating specifically to the Purchase Right Aircraft shall be substantially similar to and no less favorable to Buyer than those terms and conditions set forth in this Agreement and its Attachments.

22.7    The provisions contained on Schedule “[***]” to Letter Agreement COM0029-13 and its related amendments (the “[***]” for the purpose of this Article 22) shall not apply to any Purchase Right Aircraft.

22.8    If the Parties for any reason fail to execute the amendment referred to above, then the purchase right with respect to such aircraft shall be deemed relinquished, [***], except that Embraer shall return each Purchase Right Aircraft Initial Deposit.”

4.OPTION AIRCRAFT

From the date hereof, Article 21 of the Purchase Agreement shall be deleted and replaced by the following:

“21.1 E170+ Option Aircraft:

“[***], Buyer shall have the option to purchase [***] E170+ Option Aircraft, to be delivered in accordance with E170+ Option Aircraft contractual delivery dates (each an “E170+ Option Aircraft Contractual Delivery Date”) contained in Section 2 of Attachment “G” to this Agreement, subject to the existence of sufficient production capacity at Embraer to comply with Buyer’s desirable delivery schedule as determined by Embraer in its sole discretion and subject to a required minimum Embraer production level of at least [***] EMBRAER 175 aircraft annually, such production level driven by Buyer or any other customer, for years [***] through [***]. The E170+ Option Aircraft will be E170+ Aircraft in the configuration described in Attachment “A13” and the Aircraft Basic Price shall be as provided in Article 3.1 unless, in each case, as otherwise agreed following the Amendment No. 33 Effective Date.

The E170+ Option Aircraft will be supplied in accordance with the following terms and conditions:

21.1.1 [***]

21.1.2The unit basic price of the E170+ Option Aircraft shall be equal to the unit Aircraft Basic Price (the “E170+ Option Aircraft Basic Price”).

21.1.3The E170+ Option Aircraft Basic Price shall be escalated according to the escalation formula subject of Attachment “D2” hereto, determining the E170+ Option Aircraft purchase price (the “E170+ Option Aircraft Purchase Price”).

21.1.4The payment of the E170+ Option Aircraft Purchase Price shall be made for each E170+ Option Aircraft for which Buyer has exercised its option rights hereunder according to the following:

[***]

21.1.5The option to purchase the E170+ Option Aircraft shall be exercised in [***] groups of [***] E170+ Option Aircraft each (the “Option Group” for purposes of this

Amendment No. 33 to Purchase Agreement COM0028-13 COM0182-20	Page 3 of 6

Article 21.1.5) no later than [***] prior to [***] the first E170+ Option Aircraft Contractual Delivery Date in such Option Group.

[***]. Any E170+ Option Aircraft not exercised by Buyer as per the terms and conditions of this paragraph will automatically be converted to be a Purchase Right Aircraft and be subject to the terms and conditions of Article 22, [***], and Embraer shall return to Buyer any payments made by Buyer towards the purchase of such converted E170+ Option Aircraft within [***] following such deemed conversion. The Parties shall promptly thereafter execute an amendment to the Purchase Agreement documenting the E170+ Option Aircraft becoming Purchase Right Aircraft under Article 22.

21.1.6If the options are confirmed by Buyer as specified above, an amendment to the Purchase Agreement shall be executed by and between the Parties within [***] following the E170+ Option Aircraft exercise date, confirming the E170+ Option Aircraft as an Aircraft under this Agreement and setting forth any other mutually agreed upon the terms and conditions applicable to, if any, exclusively to the E170+ Option Aircraft.

21.1.7Article 2.3.4 of Attachment “B” hereto sets forth the agreement regarding the product support package to be applied to the E170+ Option Aircraft.

21.2 E175 Option Aircraft:

[***], Buyer shall have the option to purchase [***] E175 Option Aircraft, to be delivered in accordance with E175 Option Aircraft contractual delivery dates (each an “E175 Option Aircraft Contractual Delivery Date”) contained in Section 3 of Attachment “G” to this Agreement, subject to the existence of sufficient production capacity at Embraer to comply with Buyer’s desirable delivery schedule as determined by Embraer in its sole discretion and subject to a required minimum Embraer production level of at least [***] EMBRAER 175 aircraft annually, such production level driven by Buyer or any other customer, for years 2021 through 2025. The E175 Option Aircraft will be E175 Aircraft in the configuration described in Attachment “A19” and the Aircraft Basic Price shall be as provided in Article 3.1 unless, in each case, as otherwise agreed following the Amendment No. 33 Effective Date.

The E175 Option Aircraft will be supplied in accordance with the following terms and conditions:

21.2.1 [***]

21.2.2The unit basic price of the E175 Option Aircraft shall be equal to the unit Aircraft Basic Price (the “E175 Option Aircraft Basic Price”).

21.2.3The E175 Option Aircraft Basic Price shall be escalated according to the escalation formula subject of Attachment “D2” hereto, determining the E175 Option Aircraft purchase price (the “E175 Option Aircraft Purchase Price”).

21.2.4The payment of the E175 Option Aircraft Purchase Price shall be made for each E175 Option Aircraft for which Buyer has exercised its option rights hereunder according to the following:

Amendment No. 33 to Purchase Agreement COM0028-13 COM0182-20	Page 4 of 6

21.2.4.1The E175 Option Aircraft Initial Deposit shall apply toward the purchase price of the relevant E175 Option Aircraft.

[***]

21.2.5The option to purchase the E175 Option Aircraft shall be exercised in [***] groups of [***] E175 Option Aircraft each (the “Option Group” for purposes of this Article 21.2.5) no later than [***] prior to [***] the first E175 Option Aircraft Contractual Delivery Date in such Option Group.

[***] Any E175 Option Aircraft not exercised by Buyer as per the terms and conditions of this paragraph will automatically be converted to be a Purchase Right Aircraft and be subject to the terms and conditions of Article 22, [***], and Embraer shall return to Buyer any payments made by Buyer towards the purchase of such converted E175 Option Aircraft within [***] Days following such deemed conversion. The Parties shall promptly thereafter execute an amendment to the Purchase Agreement documenting the E175 Option Aircraft becoming Purchase Right  Aircraft under Article 22.

21.2.6If the options are confirmed by Buyer as specified above, an amendment to the Purchase Agreement shall be executed by and between the Parties within [***] following the E175 Option Aircraft exercise date, confirming the E175 Option Aircraft as an Aircraft under this Agreement and setting forth any other mutually agreed upon the terms and conditions applicable to, if any, exclusively to the E175 Option Aircraft.

21.2.7Article 2.3.4 of Attachment “B” hereto sets forth the agreement regarding the product support package to be applied to the E175 Option Aircraft.”

5.REINSTATEMENT OF PURCHASE AGREEMENT

All other provisions and conditions of the referenced Purchase Agreement, as well as  its related Attachments and Letter Agreement, which are not specifically modified by this Amendment No. 33 shall remain in full force and effect without any change.

6.COUNTERPARTS

This Amendment No. 33 may be signed by the parties hereto in any number of separate counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument and all of which when taken together shall constitute one and the same instrument.

This Amendment No. 33 may be signed by facsimile with originals duly signed to follow by an internationally recognized courier.

[INTENTIONALLY LEFT BLANK – SIGNATURE PAGE FOLLOWS]

Amendment No. 33 to Purchase Agreement COM0028-13 COM0182-20	Page 5 of 6

IN WITNESS WHEREOF, Seller and Buyer, by their duly authorized officers, have entered into and executed this Amendment No. 33 to Purchase Agreement to be effective as of the date first written above.

YABORÃ INDÚSTRIA

AERONÁUTICA S.A.		SKYWEST, INC.

By:	/s/ Simon Henry Newitt	By:	/s/ Wade J. Steel
Name:	Simon Henry Newitt	Name:	Wade J. Steel
Title:	VP Contracts	Title:	Chief Commercial Officer

By:	/s/ Mauro Kern Junior
Name:	Mauro Ken Junior
Title:	VP Engineering

Place:		Place:	St. George, Utah, USA

Amendment No. 33 to Purchase Agreement COM0028-13 COM0182-20	Page 6 of 6

ATTACHMENT “G” AIRCRAFT DELIVERY SCHEDULE

1.	Aircraft Delivery Schedule (ref. Purchase Agreement Article 5)

[***]

2.	Option Aircraft Delivery Schedule for the E170+ Aircraft (ref. Purchase Agreement Article 21.1)

[***]

3.	Option Aircraft Delivery Schedule for the E175 Aircraft (ref. Purchase Agreement Article 21.2)

[***]

Attachment “G” to Amendment No.33 to Purchase Agreement COM0028-13 COM0182-20	Page 1 of 1

AMENDMENT No. 34 TO PURCHASE AGREEMENT COM0028-13

This Amendment No. 34 COM0197-20 to the Purchase Agreement (the “Amendment No. 34”) dated as of May 28, 2020 is between YABORÃ INDÚSTRIA AERONÁUTICA S.A. (“Seller”) and SkyWest, Inc. (“Buyer”), collectively referred to herein as the “Parties”, and constitutes an amendment and modification to Purchase Agreement COM0028-13 dated February 15, 2013 as amended from time to time (the “Purchase Agreement”).

All capitalized terms not otherwise defined herein shall have the same meaning when used herein as provided in the Purchase Agreement and in case of any  conflict between this Amendment No. 34 and the Purchase Agreement, this Amendment No. 34 shall control.

WHEREAS, Embraer S.A. has restructured its activities and assigned, conveyed or transferred to Seller, all assets and rights related to its commercial aviation business (“Commercial Aviation Business”). Such assignment was effective on January 1st, 2020 (the “Contribution”). In view of the foregoing, the Purchase Agreement was assigned from Embraer S.A. to Seller, pursuant to the ASSIGNMENT AND ASSUMPTION AGREEMENT COM0532-19, as per notice sent to Buyer.

WHEREAS, the Parties have agreed to postpone the Delivery Schedule with respect to Aircraft [***] through and including Aircraft [***].

NOW, THEREFORE, for good and valuable consideration, which is hereby acknowledged by the Parties, Embraer and Buyer agree as follows:

1.DELIVERY

Attachment “G” to the Purchase Agreement is hereby deleted and replaced in its entirety by Attachment “G” attached to this Amendment No. 34.

The Parties hereby agree, that for purposes of applying the Escalation Formula to Aircraft [***] through and including Aircraft [***] in accordance with Article 3.3 and Attachment “D2” of the Purchase Agreement, the following Contractual Delivery Date shall be used: (i) [***] for Aircraft [***], (ii) [***] for Aircraft [***], (iii) [***] for Aircraft [***] and [***], and (iv) [***] for Aircraft [***] and [***].

2.REINSTATEMENT OF PURCHASE AGREEMENT

All other provisions and conditions of the referenced Purchase Agreement, as well as  its related Attachments and Letter Agreement, which are not specifically modified by this Amendment No. 34 shall remain in full force and effect without any change.

Amendment No.34 to Purchase Agreement COM0028-13 COM0197-20	Page 1 of 3

3.COUNTERPARTS

This Amendment No. 34 may be signed by the parties hereto in any number of separate counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument and all of which when taken together shall constitute one and the same instrument.

This Amendment No. 34 may be signed by facsimile with originals duly signed to follow by an internationally recognized courier.

4.EFFECTIVITY

This Amendment No. 34 shall become effective on June 5th, 2020 if Buyer finalizes its agreements with Delta for the revised delivery dates of the two (2) E170+ SkyWest/Delta Air Lines Aircraft and the four (4) E175 SkyWest/Delta Air Lines Aircraft and provides written notice to Embraer thereof. If such written notice is not provided by 11:59 pm (Eastern Time) on June 5th, 2020, then this Amendment No. 34 shall not be effective.

[INTENTIONALLY LEFT BLANK – SIGNATURE PAGE FOLLOWS]

Amendment No.34 to Purchase Agreement COM0028-13 COM0197-20	Page 2 of 3

IN WITNESS WHEREOF, Seller and Buyer, by their duly authorized officers, have entered into and executed this Amendment No. 34 to Purchase Agreement to be effective as of the date first written above.

YABORÃ INDÚSTRIA

AERONÁUTICA S.A.		SKYWEST, INC.

By:	/s/ Simon Henry Newitt	By:	/s/ Wade J. Steel
Name:	Simon Henry Newitt	Name:	Wade J. Steel
Title:	VP Contracts	Title:	Chief Commercial Officer

By:	/s/ Mauro Kern Junior
Name:	Mauro Ken Junior
Title:	VP Engineering

Place:		Place:	St. George, Utah, USA

Amendment No.34 to Purchase Agreement COM0028-13 COM0197-20	Page 3 of 3

ATTACHMENT “G” AIRCRAFT DELIVERY SCHEDULE

1.	Aircraft Delivery Schedule (ref. Purchase Agreement Article 5)

[***]

2.	Option Aircraft Delivery Schedule for the E170+ Aircraft (ref. Purchase Agreement Article 21.1)

[***]

3.	Option Aircraft Delivery Schedule for the E175 Aircraft (ref. Purchase Agreement Article 21.2)

[***]

Attachment “G” to Amendment No.34 to Purchase Agreement COM0028-13 COM0197-20	Page 1 of 1

AMENDMENT No. 35 TO PURCHASE AGREEMENT COM0028-13

This Amendment No. 35 COM0300-20 to the Purchase Agreement (the “Amendment No. 35”) dated as of September 28, 2020 is between YABORÃ INDÚSTRIA AERONÁUTICA S.A. (“Seller”) and SkyWest, Inc. (“Buyer”), collectively referred to herein as the “Parties”, and constitutes an amendment and modification to Purchase Agreement COM0028-13 dated February 15, 2013 as amended from time to time (the “Purchase Agreement”).

All capitalized terms not otherwise defined herein shall have the same meaning when used herein as provided in the Purchase Agreement and in case of any  conflict between this Amendment No. 35 and the Purchase Agreement, this Amendment No. 35 shall control.

WHEREAS, the Parties have agreed to postpone the Delivery Schedule with respect to Aircraft [***] and Aircraft [***].

NOW, THEREFORE, for good and valuable consideration, which is hereby acknowledged by the Parties, Embraer and Buyer agree as follows:

1.DELIVERY

Attachment “G” to the Purchase Agreement is hereby deleted and replaced in its entirety by Attachment “G” attached to this Amendment No. 35.

2.REINSTATEMENT OF PURCHASE AGREEMENT

All other provisions and conditions of the referenced Purchase Agreement, as well as  its related Attachments and Letter Agreement, which are not specifically modified by this Amendment No. 35 shall remain in full force and effect without any change.

3.COUNTERPARTS

This Amendment No. 35 may be signed by the parties hereto in any number of separate counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument and all of which when taken together shall constitute one and the same instrument.

This Amendment No. 35 may be signed by facsimile with originals duly signed to follow by an internationally recognized courier.

[INTENTIONALLY LEFT BLANK – SIGNATURE PAGE FOLLOWS]

Amendment No.35 to Purchase Agreement COM0028-13 COM0300-20	Page 1 of 2

IN WITNESS WHEREOF, Seller and Buyer, by their duly authorized officers, have entered into and executed this Amendment No. 35 to Purchase Agreement to be effective as of the date first written above.

YABORÃ INDÚSTRIA

AERONÁUTICA S.A.	SKYWEST, INC.

By:	By:	/s/ Wade J. Steel
Name:	Name:	Wade J. Steel
Title:	Title:	Chief Commercial Officer

By:
Name:
Title:

Place:	Place:	St. George, Utah, USA

Amendment No.35 to Purchase Agreement COM0028-13 COM0300-20	Page 2 of 2

ATTACHMENT “G” AIRCRAFT DELIVERY SCHEDULE

1.	Aircraft Delivery Schedule (ref. Purchase Agreement Article 5)

[***]

2.	Option Aircraft Delivery Schedule for the E170+ Aircraft (ref. Purchase Agreement Article 21.1)

[***]

3.	Option Aircraft Delivery Schedule for the E175 Aircraft (ref. Purchase Agreement Article 21.2)

[***]

Attachment “G” to Amendment No.35 to Purchase Agreement COM0028-13 COM0300-20	Page 1 of 1

AMENDMENT No. 36 TO PURCHASE AGREEMENT COM0028-13

This Amendment No. 36 COM0311-20 to the Purchase Agreement (the “Amendment No. 36”) dated as of December 29, 2020 is between YABORÃ INDÚSTRIA AERONÁUTICA S.A. (“Seller”) and SkyWest, Inc. (“Buyer”), collectively referred to herein as the “Parties”, and constitutes an amendment and modification to Purchase Agreement COM0028-13 dated February 15, 2013 as amended from time to time (the “Purchase Agreement”).

All capitalized terms not otherwise defined herein shall have the same meaning when used herein as provided in the Purchase Agreement and in case of any conflict between this Amendment No. 36 and the Purchase Agreement, this Amendment No. 36 shall control.

WHEREAS, the Parties have agreed to anticipate the Delivery Schedule with respect to Aircraft [***] through Aircraft [***].

NOW, THEREFORE, for good and valuableconsideration, which is hereby acknowledged by the Parties, Embraer and Buyer agree as follows:

1.DELIVERY

Attachment “G” to the Purchase Agreement is hereby deleted and replaced in its entirety by Attachment “G” attached to this Amendment No. 36.

2.PAYMENT

As the result of the anticipation of the Delivery Schedule with respect to Aircraft [***] through and including Aircraft [***] (the E175 SkyWest/American Airlines Aircraft [***] through [***]), Article 2 of Amendment No. 33 to the Purchase Agreement shall be deleted and replaced by the following:

Solely with respect to the E175 SkyWest/American Airlines Aircraft [***] through [***], Articles [***] of this Amendment No. 36 shall be applicable in substitution of the Articles [***] of the Purchase Agreement, as follows:

“The Aircraft Purchase Price for each E175 SkyWest/American Airlines Aircraft [***] through [***] shall be paid by Buyer, as follows:

[***]

3.WARRANTY - ATTACHMENT “C1”

In consideration of Buyer taking delivery of the E175 SkyWest/American Airlines Aircraft [***] through [***], prior to the CPA with American Airlines in service date for such Aircraft being effective, [***] for such Aircraft. Therefore, solely for the E175 SkyWest/American Airlines Aircraft [***] through [***], the warranty to be applied to such Aircraft shall be as per Attachment “C1” to the Purchase Agreement, attached to this Amendment No. 36 and which is hereby incorporated into the Purchase Agreement (“Attachment C1”).

Amendment No.36 to Purchase Agreement COM0028-13 COM0311-20	Page 1 of 3

4.REINSTATEMENT OF PURCHASE AGREEMENT

All other provisions and conditions of the referenced Purchase Agreement, as well as its related Attachments and Letter Agreement, which are not specifically modified by this Amendment No. 36 shall remain in full force and effect without any change.

5.COUNTERPARTS

This Amendment No. 36 may be signed by the parties hereto in any number of separate counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument and all of which when taken together shall constitute one and the same instrument.

This Amendment No. 36 may be signed by facsimile with originals duly signed to follow by an internationally recognized courier.

[INTENTIONALLY LEFT BLANK – SIGNATURE PAGE FOLLOWS]

Amendment No.36 to Purchase Agreement COM0028-13 COM0311-20	Page 2 of 3

IN WITNESS WHEREOF, Seller and Buyer, by their duly authorized officers, have entered into and executed this Amendment No. 36 to Purchase Agreement to be effective as of the date first written above.

YABORÃ INDÚSTRIA

AERONÁUTICA S.A.		SKYWEST, INC.

By:	/s/ Marcelo Santiago	By:	/s/ Wade Steel
Name:	Marcelo Santiago	Name:	Wade J. Steel
Title:	Vice President	Title:	Chief Commercial Officer
Contracts & Asset

By:	/s/ Marc Thomas Ahlgrimm
Name:	Marc Thomas Ahlgrimm
Title:	Senior Manager, Contracts Administration

Place:	São José dos Campos, SP, BR	Place:	St. George, Utah, USA

Amendment No.36 to Purchase Agreement COM0028-13 COM0311-20	Page 3 of 3

ATTACHMENT “C1” E175 SkyWest/American Airlines Aircraft #01 - #20 WARRANTY - MATERIAL AND WORKMANSHIP

1)	Embraer, subject to the conditions and limitations hereby expressed, warrants the E175 SkyWest/American Airlines Aircraft #01 through #20 subject of the Purchase Agreement, as follows:
a.	For a period of [***] from the date of delivery to Buyer, the aircraft will be free from:
●Defects in materials, workmanship and manufacturing processes in relation to parts manufactured by Embraer or by its subcontractors holding an Embraer part number;
●Defects inherent to the design of the Aircraft and its parts designed or manufactured by Embraer or by its subcontractors holding an Embraer part number.
b.	For a period of [***] from the date of delivery to Buyer, the Aircraft will be free from:
●	Defects in operation of parts manufactured by Vendors, excluding the Engines, Auxiliary Power Unit (APU) and their accessories (“Vendor Parts”), as well as failures of Vendor Parts due to incorrect installation or installation not complying with the instructions issued or approved by their respective Vendors. For the purpose of this warranty, Engine shall mean the complete power plant system which comprises the engine, the nacelle including thrust reverser, the engine mounting structure, all systems inside the nacelle and their integration with the Aircraft, and the Full Authority Digital Engine Control (FADEC) unit.
●	Notwithstanding the above, [***] shall [***] the [***] by [***] for the [***].
●	Defects due to non-conformity of Vendor Parts to the technical specification referred to in the Purchase Agreement.

Once the above mentioned periods have expired, Embraer will transfer to Buyer the original Warranty issued by the Vendors, if it still exists.

2)

The obligations of Embraer as expressed in this Warranty are limited to replacing or repairing defective parts and related systems if damaged by such defects as determined by Embraer in its reasonable judgment. To make a warranty claim Buyer shall send a written warranty claim notice (the “Warranty Notice”) by facsimile or e-mail to the warranty department of Embraer or its subsidiary in the United States, whose address is available in the FlyEmbraer web portal. The defective parts shall be returned, adequately packed, either to Embraer or its Representatives (for the purpose of this warranty “Representatives” shall [***] of Embraer [***]) within a period of [***] after the occurrence of the defect, provided that such components are actually defective and that the defect has occurred within the periods stipulated in this certificate. Should the defective part not be

Attachment “C1” to COM0028-13	Page 1 of 3

ATTACHMENT “C1” E175 SkyWest/American Airlines Aircraft #01 - #20 WARRANTY - MATERIAL AND WORKMANSHIP

returned to Embraer within such [***] period, Embraer may have the right, at its sole discretion, to deny the warranty claim.

[***]

NOTE: Notification of any defect claimed under this item 2 must be given to Embraer within [***] after such defect is found.

Parts supplied to Buyer as replacement for defective parts are warranted for the balance of the warranty period still available from the original warranty of the exchanged parts.

3)	Embraer will accept no warranty claims under any of the circumstances listed below:
a.

When the Aircraft has been used in an attempt to break records, or subjected to experimental flights, or in any other way not in conformity with the flight manual or the airworthiness certificate, or subjected to any manner of use in contravention of the applicable aerial navigation or other regulations and rules, issued or recommended by government authorities of whatever country in which the aircraft is operated, when accepted and recommended by I.C.A.O.;

b.	When the Aircraft or any of its parts have been altered or modified by Buyer, without prior approval from Embraer or from the manufacturer of the parts through a service bulletin;
c.	Whenever the Aircraft or any of its parts have been involved in an accident, or when parts either defective or not complying to manufacturer’s design or specification have been used;
d.	Whenever parts have had their identification marks, designation, seal or serial number altered or removed;
e.	In the event of negligence, misuse or maintenance services done on the Aircraft, or any of its parts not in accordance with the respective maintenance manual;
f.	In cases of deterioration, wear, breakage, damage or any other defect resulting from the use of inadequate packing methods when returning items to Embraer or its representatives.
4)	This Warranty does not apply to [***].
5)

The Warranty hereby expressed is established between Embraer and Buyer, and it cannot be transferred, assigned or novated to any third party, except as provided otherwise pursuant to Article 14 (Assignment) of the Purchase Agreement.

Attachment “C1” to COM0028-13	Page 2 of 3

ATTACHMENT “C1” E175 SkyWest/American Airlines Aircraft #01 - #20 WARRANTY - MATERIAL AND WORKMANSHIP

6)

TO THE EXTENT PERMITTED BY LAW, THE WARRANTIES, OBLIGATIONS AND LIABILITIES OF EMBRAER AND REMEDIES OF BUYER SET FORTH IN THIS WARRANTY CERTIFICATE ARE EXCLUSIVE AND IN SUBSTITUTION FOR, AND BUYER HEREBY WAIVES, RELEASES AND RENOUNCES, ALL OTHER WARRANTIES, OBLIGATIONS AND LIABILITIES OF EMBRAER AND ANY ASSIGNEE OF EMBRAER AND ALL OTHER RIGHTS, CLAIMS AND REMEDIES OF BUYER AGAINST EMBRAER OR ANY ASSIGNEE OF EMBRAER, EXPRESS OR IMPLIED, ARISING BY LAW OR OTHERWISE, WITH RESPECT TO ANY NON-CONFORMANCE OR DEFECT OR FAILURE OR ANY OTHER REASON IN ANY AIRCRAFT OR OTHER THING DELIVERED UNDER THE PURCHASE AGREEMENT OF WHICH THIS IS AN ATTACHMENT, INCLUDING DATA, DOCUMENT, INFORMATION OR SERVICE, INCLUDING BUT NOT LIMITED TO:

a.	ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS;
b.	ANY IMPLIED WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE;
c.

ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY IN TORT, WHETHER OR NOT ARISING FROM THE NEGLIGENCE OR OTHER RELATED CAUSES OF EMBRAER OR ANY ASSIGNEE OF EMBRAER, WHETHER ACTIVE, PASSIVE OR IMPUTED; AND

d.

ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY FOR LOSS OF OR DAMAGE TO ANY AIRCRAFT, FOR LOSS OF USE, REVENUE OR PROFIT WITH RESPECT TO ANY AIRCRAFT OR FOR ANY OTHER DIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES.

7)

No representative or employee of Embraer is authorized to establish any other warranty than the one hereby expressed, nor to assume any additional obligation, relative to the matter, in the name of Embraer and therefore any such statements eventually made by, or in the name of Embraer, shall be void and without effect.

Attachment “C1” to COM0028-13	Page 3 of 3

ATTACHMENT “G” AIRCRAFT DELIVERY SCHEDULE

1. Aircraft Delivery Schedule (ref. Purchase Agreement Article 5)

[***]

2.	Option Aircraft Delivery Schedule for the E170+ Aircraft (ref. Purchase Agreement Article 21.1)

[***]

3.	Option Aircraft Delivery Schedule for the E175 Aircraft (ref. Purchase Agreement Article 21.2)

[***]

Attachment “G” to Amendment No.36 to Purchase Agreement COM0028-13 COM0311-20	Page 1 of 1

AMENDMENT No. 37 TO PURCHASE AGREEMENT COM0028-13

This Amendment No.37 (COM0177-21) (the “Amendment No. 37”) dated as of May 11, 2021 is between YABORÃ INDÚSTRIA AERONÁUTICA S.A., a corporation existing under the laws of Brazil, with office at Avenida Brigadeiro Faria Lima, 2170, in the City of São José dos Campos, State of São Paulo, Brazil (“Seller”) and SKYWEST, INC. (“Buyer”), collectively referred to herein as the “Parties”, and constitutes an amendment and modification to Purchase Agreement COM0028-13 dated February 15, 2013 as amended and assigned from time to time (the “Purchase Agreement”).

All capitalized terms not otherwise defined herein shall have the same meaning when used herein as provided in the Purchase Agreement, and in case of any conflict between this Amendment No.37 and the Purchase Agreement, this Amendment No.37 shall control.

WHEREAS, as per Article 21.1.5, the first Option Group of [***] E170+ Option Aircraft has been automatically converted into [***] E170+ Purchase Right Aircraft and Buyer informed Seller that Buyer wishes to exercise [***] E170+ Purchase Right Aircraft and to convert them into Firm Aircraft, configured per Attachment A14 (each an “SkyWest/Alaska Airlines Aircraft” or “E175 SkyWest/Alaska Airlines Aircraft”).

WHEREAS, as a consequence of these agreements, Seller shall sell and deliver and Buyer shall purchase and take delivery of (i) [***] E175 Aircraft (as defined below), and (ii) [***] E170+ Aircraft (as defined below). Buyer shall have the option to purchase up to [***] E170+ Option Aircraft and [***] E175 Option Aircraft in accordance with Article 21 of the Purchase Agreement. In addition, Buyer shall have the right to purchase up to [***] Purchase Right Aircraft in accordance with Article 22 of the Purchase Agreement.

WHEREAS, as a result of the exercise and conversion of the [***] E170+ Purchase Right Aircraft into E175 Aircraft, described above, the purpose of this Amendment 37 is to amend and restate the related attachments and provisions.

NOW, THEREFORE, for good and valuable consideration, which is hereby acknowledged, Seller and Buyer hereby agree as follows:

1.	INTERPRETATION

As a result of the exercise and conversion of the [***] E170+ Purchase Right Aircraft into Firm Aircraft, Article 1.1.4 of the Purchase Agreement is hereby amended and restated to reflect the related changes, as follows:

“1.1.4. “Aircraft”: shall mean, (i) with respect to referenced aircraft [***] through and including aircraft [***], aircraft referenced [***] through and including [***], aircraft referenced [***] through and including [***], aircraft referenced [***] through and including [***], aircraft referenced [***] through and including [***] in Attachment “G” to this Agreement, together with the E175 Option Aircraft, the EMBRAER 175 LR ([***]) aircraft manufactured by Seller according to Attachments “A” through “A12”, “A14”, “A15”, “A16”, “A18” and “A19”, as may be amended or supplemented from time to time,

Amendment No. 37 to Purchase Agreement COM0028-13 COM0177-21	Page 1 of 10

AMENDMENT No. 37 TO PURCHASE AGREEMENT COM0028-13

as the case may be, for sale to Buyer pursuant to this Agreement, equipped with two engines identified therein (or, where there is more than one of such aircraft, each of such aircraft) (sometimes hereinafter, the “E175 Aircraft”); and (ii) with respect to referenced aircraft [***] through and including aircraft [***], referenced aircraft [***] through and including aircraft [***], referenced aircraft [***] through and including aircraft [***], and referenced aircraft [***] through and including aircraft [***], in Attachment “G” to this Purchase Agreement, together with the E170+ Option Aircraft and the Purchase Right Aircraft, the EMBRAER 170+ ([***]) aircraft manufactured by Seller according to Attachments “A13” and “A17”, as may be amended or supplemented from time to time, for sale to Buyer pursuant to this Agreement, equipped with two engines identified therein (or, where there is more than one of such aircraft, each of such aircraft) (all such aircraft described in this clause (ii) sometimes hereinafter, the “E170+ Aircraft”).

Notwithstanding the foregoing, the E170+ Aircraft which are referenced aircraft [***] through and including aircraft [***] (“E170+ Group 1 Aircraft”) shall have at delivery [***].

The E170+ Aircraft which are referenced aircraft [***] through and including aircraft [***] and referenced aircraft [***] through and including aircraft [***] (“E170+ Group 2 Aircraft”) had at delivery [***].

The E170+ Aircraft which are referenced aircraft [***] through and including aircraft [***], and referenced aircraft [***] through and including aircraft [***], (“E170+ Group 3 Aircraft”) shall at delivery [***].

For the avoidance of doubt if, at Buyer’s sole discretion, Buyer desires to acquire a service bulletin to convert the [***] configuration as provided in Attachment “A13” or Attachment “A17” to another configuration and it increases the number of seats, Buyer would acquire such service bulletin from Seller or would reimburse Seller as detailed in Article 4 of Amendment No. 16 to the Letter Agreement COM0029-13.”

2.	SUBJECT

Article 2 of the Purchase Agreement is hereby amended and restated as follows:

“Subject to the terms and conditions of this Agreement:

2.1Seller shall sell and deliver and Buyer shall purchase and take delivery of [***] E175 Aircraft and [***] E170+ Aircraft;

2.2Seller shall provide to Buyer the Services and the Technical Publications as described in Attachment “B” to this Agreement; and

2.3Buyer shall have the option to purchase up to [***] E170+ Option Aircraft and [***] E175 Option Aircraft in accordance with Article 21 of the Purchase Agreement. In

Amendment No. 37 to Purchase Agreement COM0028-13 COM0177-21	Page 2 of 10

AMENDMENT No. 37 TO PURCHASE AGREEMENT COM0028-13

addition, Buyer shall have the right to purchase up to [***] Purchase Right Aircraft in accordance with Article 22 of the Purchase Agreement.”

3.	PRICE

As a result of the changes referred to in Article above, the entire Article 3 of the Purchase Agreement is hereby deleted and replaced as follows:

“3.1The Aircraft Basic Price for the E175 Aircraft and the E170+ Aircraft, as the case may be, in United States dollars, for each applicable Aircraft are [***]

[***]

3.2The Services and Technical Publications and other services specified in Attachment “B” are to be provided [***]. Additional technical publications, as well as, other services shall be billed to Buyer in accordance with Seller’s rates, prevailing at the time Buyer places a purchase order for such additional technical publications or other services, [***].

3.3	The Aircraft Basic Price for the E175 Aircraft shall be escalated as follows:

3.3.1For the E175 Aircraft [***] through and including aircraft [***] and aircraft referenced [***] in Attachment “G” to this Agreement: according to the Escalation Formula and cap conditions as per Attachment “D” to the Purchase Agreement and cap conditions per the Letter Agreement COM0029-13 (as amended from time to time). Such price as escalated shall be the Aircraft Purchase Price with respect to the E175 Aircraft and it will be provided by Seller to Buyer [***] prior to each Aircraft Contractual Delivery Date.

3.3.2For the E175 Aircraft [***] through and including aircraft [***], for the E175 Aircraft [***] through and including aircraft [***], for the E175 Aircraft [***] through and including aircraft [***], for the E175 Aircraft [***] through and including aircraft [***] in Attachment “G” to this Agreement: according to the Escalation Formula and cap conditions as per Attachment “D1” to the Purchase Agreement (as amended from time to time). Such price as escalated shall be the Aircraft Purchase Price with respect to the E175 SkyWest/Horizon Air Aircraft [***] to [***], and to the SkyWest/Alaska Airlines Aircraft [***] to [***] and it will be provided by Seller to Buyer [***] prior to each Aircraft Contractual Delivery Date.

3.3.3For the E175 SkyWest/Delta Air Lines Aircraft [***] through and including aircraft [***], for the E175 SkyWest/Delta Air Lines Aircraft [***] through and including aircraft [***], and for the E175 SkyWest/American Airlines Aircraft [***], through and including aircraft [***] and for the E175 SkyWest/Alaska Airlines Aircraft [***] through and including aircraft [***] in Attachment “G” to this Agreement: according to the Escalation Formula and cap conditions as per Attachment “D2” to the Purchase Agreement (as amended from time to time). Such price as escalated

Amendment No. 37 to Purchase Agreement COM0028-13 COM0177-21	Page 3 of 10

AMENDMENT No. 37 TO PURCHASE AGREEMENT COM0028-13

shall be the Aircraft Purchase Price with respect to the E175 SkyWest/Delta Air Lines Aircraft [***] through and including aircraft [***], for the E175 SkyWest/Delta Air Lines Aircraft [***] through and including aircraft [***], and for the E175 SkyWest/American Airlines Aircraft [***], through and including aircraft [***], and for the E175 SkyWest/Alaska Airlines Aircraft [***] through and including aircraft [***] or the E175 Option Aircraft, as the case may be, and it will be provided by Seller to Buyer [***] prior to each Aircraft Contractual Delivery Date.

3.4	The Aircraft Basic Price for the E170+ Aircraft, shall be escalated as follows:

3.4.1For the E170+ Aircraft [***] through and including aircraft [***], for the E170+ Aircraft [***] through and including aircraft [***], for the Aircraft [***], through and including aircraft [***] in Attachment “G” to this Agreement: according to the Escalation Formula and cap conditions as per Attachment “D1” to the Purchase Agreement (as amended from time to time). Such price as escalated shall be the Aircraft Purchase Price with respect to the E170+ SkyWest/Delta Air Lines [***] through [***] Aircraft, and Seller will provide it to Buyer [***] prior to each Aircraft Contractual Delivery Date.

3.4.2For the E170+ Aircraft [***] through and including aircraft [***] in Attachment “G” to this Agreement: according to the Escalation Formula and cap conditions as per Attachment “D2” to the Purchase Agreement (as amended from time to time). Such price, as escalated, shall be the Aircraft Purchase Price with respect to the E170+ SkyWest/Delta Air Lines [***] through [***] Aircraft or the E170+ Option Aircraft, as the case may be, and Seller will provide it to Buyer [***] prior to each Aircraft Contractual Delivery Date.

3.5The Aircraft Basic Price offered to Buyer for the E170+ Aircraft is based on the assumption that if, at Buyer’s sole discretion, Buyer acquires a service bulletin to convert the [***] configuration as provided in Attachment “A13” to another configuration and it increases the number of seats, Buyer would acquire such service bulletin from Seller or would reimburse Seller as detailed in Article 4 of Amendment No. 16 to the Letter Agreement COM0029-13.”

4.	PAYMENT

Solely with respect to the E175 SkyWest/Alaska Airlines Aircraft [***] through [***], Article [***] of this Amendment No. 37 shall be applicable in substitution of the Articles [***] of the Purchase Agreement, as follows:

“The Aircraft Purchase Price for each E175 SkyWest/Alaska Airlines Aircraft [***] through [***] shall be paid by Buyer, as follows:

[***]

Amendment No. 37 to Purchase Agreement COM0028-13 COM0177-21	Page 4 of 10

AMENDMENT No. 37 TO PURCHASE AGREEMENT COM0028-13

5.	ATTACHMENTS CHANGE

For purposes of clarity, as to each of the E175 Aircraft and E170+ Aircraft, the applicable Attachment “[***]” is as provided below, as such Attachment “[***]” may be amended from time to time:

[***]

6.	DELIVERY

Attachment “G” to the Purchase Agreement is hereby deleted and replaced in its entirety by Attachment “G” attached to this Amendment No. 37. The Contractual Delivery Date of the Aircraft, the E170+ Option Aircraft Contractual Delivery Date of the E170+ Option Aircraft and the E175 Option Aircraft Contractual Delivery Date of the E175 Option Aircraft is, in each case, as provided in Attachment “G” attached hereto.

7.	ATTACHMENT “D2”

From the date hereof, Attachment “D2” (Aircraft Escalation Formula) to Purchase Agreement, as amended from time to time, is hereby deleted and replaced in its entirety by Attachment “D2” (Aircraft Escalation Formula) attached to this Amendment No. 37.

8.PURCHASE RIGHT AIRCRAFT

From the date hereof, Article 22 of the Purchase Agreement shall be deleted and replaced by the following:

“22.1 Seller hereby grants Buyer the right to purchase up to [***] E170+ Aircraft (the “Purchase Right Aircraft”) configured as per Attachment “A13” and available to Buyer at the Aircraft Basic Price (as provided in Article 3.1 unless otherwise agreed following the Amendment No. 37 Effective Date) and on the same economic conditions that are applicable to the initial five Delta aircraft (referenced [***] to [***]) in Attachment “A13” to this Purchase Agreement (the “Purchase Right Basic Price”), which price is subject to the escalation conditions contained in Attachment “D1”.

22.2Subject to no material default on the part of the Buyer having occurred and be continuing under this Agreement, the right to purchase each of the Purchase Right Aircraft shall be exercised in [***] group of [***] Purchase Right Aircraft (the “Purchase Right Group” for the purposes of this Article 22.2), by means of a written notice (the “Exercise Notice”) from Buyer to Seller no later than [***]. The Exercise Notice shall furthermore contain Buyer’s desired delivery months for the Purchase Right Aircraft to be exercised, which shall not be later than [***] (“Purchase Right Aircraft Contractual Delivery Date”), and such right is subject to the existence of sufficient production capacity at Seller to comply with Buyer’s desirable delivery schedule as determined by Seller in its sole discretion and subject to a required minimum Seller production level of at least [***] EMBRAER 175 aircraft annually, such production level driven by Buyer or any other customer, for years [***] through [***].

Amendment No. 37 to Purchase Agreement COM0028-13 COM0177-21	Page 5 of 10

AMENDMENT No. 37 TO PURCHASE AGREEMENT COM0028-13

22.3If Seller has not received an Exercise Notice for any unexercised Purchase Right Group on or before [***], Buyer shall be deemed to have relinquished its right to acquire any unexercised Purchase Right Aircraft.

22.4Following receipt by Seller of the Exercise Notice, Seller shall inform Buyer if the desired Purchase Right Aircraft’s Contractual Delivery Date requested by Buyer is acceptable; otherwise, Seller shall inform Buyer the closest non-committed delivery position available for sale. If the desired Purchase Right Aircraft Contractual Delivery Date requested by Buyer is available as determined by Seller in its sole discretion, then Seller shall be obligated to provide Buyer with such delivery position.

22.5In the event Buyer and Seller agree to the new Purchase Right Aircraft Contractual Delivery Date and in order to secure the Purchase Right Aircraft delivery positions, [***].

22.6If the purchase rights are exercised by Buyer as specified above, and the Purchase Right Initial Deposit is paid by Buyer, an amendment to the Purchase Agreement shall be executed by and between the Parties within [***] of the date of the Exercise Notice, setting forth the specific terms and conditions applicable to such Purchase Right Aircraft. The Parties agree that the terms and conditions relating specifically to the Purchase Right Aircraft shall be substantially similar to and no less favorable to Buyer than those terms and conditions set forth in this Agreement and its Attachments.

22.7The provisions contained on Schedule “[***]” to Letter Agreement COM0029-13 and its related amendments (the “[***]” for the purpose of this Article 22) shall not apply to any Purchase Right Aircraft.

22.8If the Parties for any reason fail to execute the amendment referred to above, then the purchase right with respect to such aircraft shall be deemed relinquished, [***], except that Seller shall return each Purchase Right Aircraft Initial Deposit.”

9.	OPTION AIRCRAFT

From the date hereof, Article 21 of the Purchase Agreement shall be deleted and replaced by the following:

“21.1 E170+ Option Aircraft:

“[***], Buyer shall have the option to purchase [***] E170+ Option Aircraft, to be delivered in accordance with E170+ Option Aircraft contractual delivery dates (each an “E170+ Option Aircraft Contractual Delivery Date”) contained in Section 2 of Attachment “G” to this Agreement, subject to the existence of sufficient production capacity at Seller to comply with Buyer’s desirable delivery schedule as determined by Seller in its sole discretion and subject to a required minimum Seller production level of at least [***] EMBRAER 175 aircraft annually, such production level driven by Buyer or any other customer, for years [***] through [***]. The E170+ Option Aircraft will be E170+ Aircraft in the configuration described in Attachment “A13” and the Aircraft Basic Price shall be as provided in Article 3.1 unless, in each case, as otherwise agreed following the Amendment No. 37 Effective Date.

Amendment No. 37 to Purchase Agreement COM0028-13 COM0177-21	Page 6 of 10

AMENDMENT No. 37 TO PURCHASE AGREEMENT COM0028-13

The E170+ Option Aircraft will be supplied in accordance with the following terms and conditions:

21.1.1 [***]

21.1.2The unit basic price of the E170+ Option Aircraft shall be equal to the unit Aircraft Basic Price (the “E170+ Option Aircraft Basic Price”).

21.1.3The E170+ Option Aircraft Basic Price shall be escalated according to the escalation formula subject of Attachment “D2” hereto, determining the E170+ Option Aircraft purchase price (the “E170+ Option Aircraft Purchase Price”).

21.1.4The payment of the E170+ Option Aircraft Purchase Price shall be made for each E170+ Option Aircraft for which Buyer has exercised its option rights hereunder according to the following:

[***]

21.1.5The option to purchase the E170+ Option Aircraft shall be exercised in [***] group of [***] E170+ Option Aircraft each (the “Option Group” for purposes of this Article 21.1.5) no later than [***] prior to [***] the first E170+ Option Aircraft Contractual Delivery Date in such Option Group.

[***] Any E170+ Option Aircraft not exercised by Buyer as per the terms and conditions of this paragraph will automatically be converted to be a Purchase Right Aircraft and be subject to the terms and conditions of Article 22, [***], and Seller shall return to Buyer any payments made by Buyer towards the purchase of such converted E170+ Option Aircraft within [***] Days following such deemed conversion. The Parties shall promptly thereafter execute an amendment to the Purchase Agreement documenting the E170+ Option Aircraft becoming Purchase Right Aircraft under Article 22.

21.1.6If the options are confirmed by Buyer as specified above, an amendment to the Purchase Agreement shall be executed by and between the Parties within [***] following the E170+ Option Aircraft exercise date, confirming the E170+ Option Aircraft as an Aircraft under this Agreement and setting forth any other mutually agreed upon the terms and conditions applicable to, if any, exclusively to the E170+ Option Aircraft.

21.1.7Article 2.3.4 of Attachment “B” hereto sets forth the agreement regarding the product support package to be applied to the E170+ Option Aircraft.”

21.2 E175 Option Aircraft:

“[***], Buyer shall have the option to purchase [***] E175 Option Aircraft, to be delivered in accordance with E175 Option Aircraft contractual delivery dates (each an “E175 Option Aircraft Contractual Delivery Date”) contained in Section 3 of Attachment “G” to this Agreement, subject to the existence of sufficient production capacity at Seller to comply with Buyer’s desirable delivery schedule as determined by Seller in its sole discretion and subject to a required minimum Seller production level of at least [***] EMBRAER 175 aircraft annually, such production level driven by Buyer or any other customer, for years [***] through [***]. The E175 Option Aircraft will be E175 Aircraft in the configuration described in Attachment “A19”

Amendment No. 37 to Purchase Agreement COM0028-13 COM0177-21	Page 7 of 10

AMENDMENT No. 37 TO PURCHASE AGREEMENT COM0028-13

and the Aircraft Basic Price shall be as provided in Article 3.1 unless, in each case, as otherwise agreed following the Amendment No. 37 Effective Date.

The E175 Option Aircraft will be supplied in accordance with the following terms and conditions:

21.2.1 [***]

21.2.2The unit basic price of the E175 Option Aircraft shall be equal to the unit Aircraft Basic Price (the “E175 Option Aircraft Basic Price”).

21.2.3The E175 Option Aircraft Basic Price shall be escalated according to the escalation formula subject of Attachment “D2” hereto, determining the E175 Option Aircraft purchase price (the “E175 Option Aircraft Purchase Price”).

21.2.4The payment of the E175 Option Aircraft Purchase Price shall be made for each E175 Option Aircraft for which Buyer has exercised its option rights hereunder according to the following:

[***]

21.2.5The option to purchase the E175 Option Aircraft shall be exercised in [***] groups of [***] E175 Option Aircraft each (the “Option Group” for purposes of this Article 21.2.5) no later than [***] prior to [***] the first E175 Option Aircraft Contractual Delivery Date in such Option Group.

[***] Any E175 Option Aircraft not exercised by Buyer as per the terms and conditions of this paragraph will automatically be converted to be a Purchase Right Aircraft and be subject to the terms and conditions of Article 22, [***] and Seller shall return to Buyer any payments made by Buyer towards the purchase of such converted E175 Option Aircraft within [***] following such deemed conversion. The Parties shall promptly thereafter execute an amendment to the Purchase Agreement documenting the E175 Option Aircraft becoming Purchase Right Aircraft under Article 22.

21.2.6If the options are confirmed by Buyer as specified above, an amendment to the Purchase Agreement shall be executed by and between the Parties within [***] following the E175 Option Aircraft exercise date, confirming the E175 Option Aircraft as an Aircraft under this Agreement and setting forth any other mutually agreed upon the terms and conditions applicable to, if any, exclusively to the E175 Option Aircraft.

21.2.7Article 2.3.4 of Attachment “B” hereto sets forth the agreement regarding the product support package to be applied to the E175 Option Aircraft.”

10.	REINSTATEMENT OF PURCHASE AGREEMENT

All other provisions and conditions of the referenced Purchase Agreement, as well as its related Attachments and Letter Agreement, which are not specifically modified by this Amendment No. 37 shall remain in full force and effect without any change.

Amendment No. 37 to Purchase Agreement COM0028-13 COM0177-21	Page 8 of 10

AMENDMENT No. 37 TO PURCHASE AGREEMENT COM0028-13

11.	COUNTERPARTS

This Amendment No. 37 may be signed by the Parties hereto in any number of separate counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument and all of which when taken together shall constitute one and the same instrument.

This Amendment No. 37 may be signed by facsimile with originals duly signed to follow by an internationally recognized courier.

[INTENTIONALLY LEFT BLANK – SIGNATURE PAGE FOLLOWS]

Amendment No. 37 to Purchase Agreement COM0028-13 COM0177-21	Page 9 of 10

AMENDMENT No. 37 TO PURCHASE AGREEMENT COM0028-13

IN WITNESS WHEREOF, Seller and Buyer, by their duly authorized officers, have executed this Amendment No. 37 to be effective as of the date first written above.

YABORÃ INDÚSTRIA		SKYWEST, INC.
AERONÁUTICA S.A.

By:	/s/ Marcelo Pereira Santiago	By:	/s/ Wade Steel
Name:	Marcelo Pereira Santiago	Name:	Wade Steel
Title:	Vice President Contracts & Asset	Title:	Chief Commercial Officer

By:	/s/ Marc Thomas Ahlgrimm
Name:	Marc Thomas Ahlgrimm
Title:	Director, Contracts Administration

Place:	São José dos Campos, SP, Brazil	Place:	St. George, Utah, USA

Amendment No. 37 to Purchase Agreement COM0028-13 COM0177-21	Page 10 of 10

ATTACHMENT “D2” AIRCRAFT ESCALATION FORMULA ([***])

[***]

Attachment “D2” to Amendment #37 to Purchase Agreement COM0028-13 COM0177-21	Page 1 of 1

AMENDMENT No. 38 TO PURCHASE AGREEMENT COM0028-13

This Amendment No.38 (COM0274-21) (the “Amendment No. 38”) dated as of June 25, 2021 is between YABORÃ INDÚSTRIA AERONÁUTICA S.A., a corporation existing under the laws of Brazil, with office at Avenida Brigadeiro Faria Lima, 2170, in the City of São José dos Campos, State of São Paulo, Brazil (“Seller”) and SKYWEST, INC. (“Buyer”), collectively referred to herein as the “Parties”, and constitutes an amendment and modification to Purchase Agreement COM0028-13 dated February 15, 2013 as amended and assigned from time to time (the “Purchase Agreement”).

All capitalized terms not otherwise defined herein shall have the same meaning when used herein as provided in the Purchase Agreement, and in case of any conflict between this Amendment No.38 and the Purchase Agreement, this Amendment No.38 shall control.

WHEREAS, the Parties have agreed to change the Delivery Schedule with respect to certain Aircraft.

WHEREAS, Buyer informed Seller that Buyer wishes to exercise [***] E175 Option Aircraft and to convert it into Firm Aircraft, configured per Attachment A14 (an “SkyWest/Alaska Airlines Aircraft” or “E175 SkyWest/Alaska Airlines Aircraft”).

WHEREAS, as a consequence of these agreements, Seller shall sell and deliver and Buyer shall purchase and take delivery of (i) [***] E175 Aircraft (as defined below), and (ii) [***] E170+ Aircraft (as defined below). Buyer shall have the option to purchase up to [***] E170+ Option Aircraft and [***] E175 Option Aircraft in accordance with Article 21 of the Purchase Agreement. In addition, Buyer shall have the right to purchase up to [***] Purchase Right Aircraft in accordance with Article 22 of the Purchase Agreement.

WHEREAS, as a result of the exercise and conversion of such E175 Option Aircraft into firm E175 Aircraft, described above, the purpose of this Amendment 38 is to amend and restate the related attachments and provisions.

NOW, THEREFORE, for good and valuable consideration, which is hereby acknowledged, Seller and Buyer hereby agree as follows:

1.	INTERPRETATION

As a result of the exercise and conversion of [***] E175 Option Aircraft into Firm Aircraft, Article 1.1.4 of the Purchase Agreement is hereby amended and restated to reflect the related changes, as follows:

“1.1.4. “Aircraft”: shall mean, (i) with respect to referenced aircraft [***] through and

Amendment No. 38 to Purchase Agreement COM0028-13 COM0274-21	Page 1 of 9

AMENDMENT No. 38 TO PURCHASE AGREEMENT COM0028-13

including aircraft [***], aircraft referenced [***] through and including [***], aircraft referenced [***] through and including [***], aircraft referenced [***] through and including [***], aircraft referenced [***] through and including [***] in Attachment “G” to this Agreement, together with the E175 Option Aircraft, the EMBRAER 175 LR ([***]) aircraft manufactured by Seller according to Attachments “A” through “A12”, “A14”, “A15”, “A16”, “A18” and “A19”, as may be amended or supplemented from time to time, as the case may be, for sale to Buyer pursuant to this Agreement, equipped with two engines identified therein (or, where there is more than one of such aircraft, each of such aircraft) (sometimes hereinafter, the “E175 Aircraft”); and (ii) with respect to referenced aircraft [***] through and including aircraft [***], referenced aircraft [***] through and including aircraft [***], referenced aircraft [***] through and including aircraft [***], and referenced aircraft [***] through and including aircraft [***], in Attachment “G” to this Purchase Agreement, together with the E170+ Option Aircraft and the Purchase Right Aircraft, the EMBRAER 170+ ([***]) aircraft manufactured by Seller according to Attachments “A13” and “A17”, as may be amended or supplemented from time to time, for sale to Buyer pursuant to this Agreement, equipped with two engines identified therein (or, where there is more than one of such aircraft, each of such aircraft) (all such aircraft described in this clause (ii) sometimes hereinafter, the “E170+ Aircraft”).

Notwithstanding the foregoing, the E170+ Aircraft which are referenced aircraft [***] through and including aircraft [***] (“E170+ Group 1 Aircraft”) shall have at delivery [***].

The E170+ Aircraft which are referenced aircraft [***] through and including aircraft [***] and referenced aircraft [***] through and including aircraft [***] (“E170+ Group 2 Aircraft”) had at delivery [***].

The E170+ Aircraft which are referenced aircraft [***] through and including aircraft [***], and referenced aircraft [***] through and including aircraft [***], (“E170+ Group 3 Aircraft”) shall at delivery [***].

For the avoidance of doubt if, at Buyer’s sole discretion, Buyer desires to acquire a service bulletin to convert the [***] configuration as provided in Attachment “A13” or Attachment “A17” to another configuration and it increases the number of seats, Buyer would acquire such service bulletin from Seller or would reimburse Seller as detailed in Article 4 of Amendment No. 16 to the Letter Agreement COM0029-13.”

2.	SUBJECT

Article 2 of the Purchase Agreement is hereby amended and restated as follows:

“Subject to the terms and conditions of this Agreement:

Amendment No. 38 to Purchase Agreement COM0028-13 COM0274-21	Page 2 of 9

AMENDMENT No. 38 TO PURCHASE AGREEMENT COM0028-13

2.1Seller shall sell and deliver and Buyer shall purchase and take delivery of [***] E175 Aircraft and [***] E170+ Aircraft;

2.2Seller shall provide to Buyer the Services and the Technical Publications as described in Attachment “B” to this Agreement; and

2.3Buyer shall have the option to purchase up to [***] E170+ Option Aircraft and [***] E175 Option Aircraft in accordance with Article 21 of the Purchase Agreement. In addition, Buyer shall have the right to purchase up to [***] Purchase Right Aircraft in accordance with Article 22 of the Purchase Agreement.”

3.	PRICE

As a result of the changes referred to in Article above, the entire Article 3 of the Purchase Agreement is hereby deleted and replaced as follows:

“3.1The Aircraft Basic Price for the E175 Aircraft and the E170+ Aircraft, as the case may be, in United States dollars, for each applicable Aircraft are [***]:

[***]

3.2The Services and Technical Publications and other services specified in Attachment “B” are to be provided [***]. Additional technical publications, as well as, other services shall be billed to Buyer in accordance with Seller’s rates, prevailing at the time Buyer places a purchase order for such additional technical publications or other services, [***].

3.3	The Aircraft Basic Price for the E175 Aircraft shall be escalated as follows:

3.3.1For the E175 Aircraft [***] through and including aircraft [***] and aircraft referenced [***] in Attachment “G” to this Agreement: according to the Escalation Formula and cap conditions as per Attachment “D” to the Purchase Agreement and cap conditions per the Letter Agreement COM0029-13 (as amended from time to time). Such price as escalated shall be the Aircraft Purchase Price with respect to the E175 Aircraft and it will be provided by Seller to Buyer [***] prior to each Aircraft Contractual Delivery Date.

3.3.2For the E175 Aircraft [***] through and including aircraft [***], for the E175 Aircraft [***] through and including aircraft [***], for the E175 Aircraft [***] through and including aircraft [***], for the E175 Aircraft [***] through and including aircraft [***] in Attachment “G” to this Agreement: according to the Escalation Formula and cap conditions as per Attachment “D1” to the Purchase Agreement (as amended from time to time). Such price as escalated shall be the Aircraft Purchase Price with respect to the E175 SkyWest/Horizon Air Aircraft [***] to [***], and to the SkyWest/Alaska Airlines Aircraft [***] to [***] and it will be provided by Seller to Buyer [***] prior to each Aircraft Contractual Delivery Date.

Amendment No. 38 to Purchase Agreement COM0028-13 COM0274-21	Page 3 of 9

AMENDMENT No. 38 TO PURCHASE AGREEMENT COM0028-13

3.3.3For the E175 SkyWest/Delta Air Lines Aircraft [***] through and including aircraft [***], for the E175 SkyWest/Delta Air Lines Aircraft [***] through and including aircraft [***], and for the E175 SkyWest/American Airlines Aircraft [***], through and including aircraft [***] and for the E175 SkyWest/Alaska Airlines Aircraft [***] through and including aircraft [***] in Attachment “G” to this Agreement: according to the Escalation Formula and cap conditions as per Attachment “D2” to the Purchase Agreement (as amended from time to time). Such price as escalated shall be the Aircraft Purchase Price with respect to the E175 SkyWest/Delta Air Lines Aircraft [***] through and including aircraft [***], for the E175 SkyWest/Delta Air Lines Aircraft [***] through and including aircraft [***], and for the E175 SkyWest/American Airlines Aircraft [***], through and including aircraft [***], and for the E175 SkyWest/Alaska Airlines Aircraft [***] through and including aircraft [***] or the E175 Option Aircraft, as the case may be, and it will be provided by Seller to Buyer [***] prior to each Aircraft Contractual Delivery Date.

3.4	The Aircraft Basic Price for the E170+ Aircraft, shall be escalated as follows:

3.4.1For the E170+ Aircraft [***] through and including aircraft [***], for the E170+ Aircraft [***] through and including aircraft [***], for the Aircraft [***], through and including aircraft [***] in Attachment “G” to this Agreement: according to the Escalation Formula and cap conditions as per Attachment “D1” to the Purchase Agreement (as amended from time to time). Such price as escalated shall be the Aircraft Purchase Price with respect to the E170+ SkyWest/Delta Air Lines [***] through [***] Aircraft, and Seller will provide it to Buyer [***] prior to each Aircraft Contractual Delivery Date.

3.4.2For the E170+ Aircraft [***] through and including aircraft [***] in Attachment “G” to this Agreement: according to the Escalation Formula and cap conditions as per Attachment “D2” to the Purchase Agreement (as amended from time to time). Such price, as escalated, shall be the Aircraft Purchase Price with respect to the E170+ SkyWest/Delta Air Lines [***] through [***] Aircraft or the E170+ Option Aircraft, as the case may be, and Seller will provide it to Buyer [***] prior to each Aircraft Contractual Delivery Date.

3.5The Aircraft Basic Price offered to Buyer for the E170+ Aircraft is based on the assumption that if, at Buyer’s sole discretion, Buyer acquires a service bulletin to convert the [***] configuration as provided in Attachment “A13” to another configuration and it increases the number of seats, Buyer would acquire such service bulletin from Seller or would reimburse Seller as detailed in Article 4 of Amendment No. 16 to the Letter Agreement COM0029-13.”

4.	PAYMENT

Solely with respect to the E175 SkyWest/Alaska Airlines Aircraft [***], Article [***] of this

Amendment No. 38 to Purchase Agreement COM0028-13 COM0274-21	Page 4 of 9

AMENDMENT No. 38 TO PURCHASE AGREEMENT COM0028-13

Amendment No. 38 shall be applicable in substitution of the Articles [***] of the Purchase Agreement, as follows:

“The Aircraft Purchase Price for the E175 SkyWest/Alaska Airlines Aircraft [***] shall be paid by Buyer, as follows:

[***]

5.	ATTACHMENTS CHANGE

For purposes of clarity, as to each of the E175 Aircraft and E170+ Aircraft, the applicable Attachment “[***]” is as provided below, as such Attachment “[***]” may be amended from time to time:

[***]

6.	DELIVERY

Attachment “G” to the Purchase Agreement is hereby deleted and replaced in its entirety by Attachment “G” attached to this Amendment No. 38. The Contractual Delivery Date of the Aircraft, the E170+ Option Aircraft Contractual Delivery Date of the E170+ Option Aircraft and the E175 Option Aircraft Contractual Delivery Date of the E175 Option Aircraft is, in each case, as provided in Attachment “G” attached hereto.

7.	ATTACHMENT “D2”

From the date hereof, Attachment “D2” (Aircraft Escalation Formula) to Purchase Agreement, as amended from time to time, is hereby deleted and replaced in its entirety by Attachment “D2” (Aircraft Escalation Formula) attached to this Amendment No. 38.

8.	OPTION AIRCRAFT

From the date hereof, Article 21 of the Purchase Agreement shall be deleted and replaced by the following:

“21.1 E170+ Option Aircraft:

“[***], Buyer shall have the option to purchase[***] E170+ Option Aircraft, to be delivered in accordance with E170+ Option Aircraft contractual delivery dates (each an “E170+ Option Aircraft Contractual Delivery Date”) contained in Section 2 of Attachment “G” to this Agreement, subject to the existence of sufficient production capacity at Seller to comply with Buyer’s desirable delivery schedule as determined by Seller in its sole discretion and subject

Amendment No. 38 to Purchase Agreement COM0028-13 COM0274-21	Page 5 of 9

AMENDMENT No. 38 TO PURCHASE AGREEMENT COM0028-13

to a required minimum Seller production level of at least [***] EMBRAER 175 aircraft annually, [***] for years [***] through [***]. The E170+ Option Aircraft will be E170+ Aircraft in the configuration described in Attachment “A13” and the Aircraft Basic Price shall be as provided in Article 3.1 unless, in each case, as otherwise agreed following the Amendment No. 38 Effective Date.

The E170+ Option Aircraft will be supplied in accordance with the following terms and conditions:

21.1.1 [***]

21.1.2The unit basic price of the E170+ Option Aircraft shall be equal to the unit Aircraft Basic Price (the “E170+ Option Aircraft Basic Price”).

21.1.3The E170+ Option Aircraft Basic Price shall be escalated according to the escalation formula subject of Attachment “D2” hereto, determining the E170+ Option Aircraft purchase price (the “E170+ Option Aircraft Purchase Price”).

21.1.4The payment of the E170+ Option Aircraft Purchase Price shall be made for each E170+ Option Aircraft for which Buyer has exercised its option rights hereunder according to the following:

[***]

21.1.5The option to purchase the E170+ Option Aircraft shall be exercised in [***] group of [***] E170+ Option Aircraft each (the “Option Group” for purposes of this Article 21.1.5) no later than [***] prior to [***] the first E170+ Option Aircraft Contractual Delivery Date in such Option Group.

[***] Any E170+ Option Aircraft not exercised by Buyer as per the terms and conditions of this paragraph will automatically be converted to be a Purchase Right Aircraft and be subject to the terms and conditions of Article 22, [***] following such deemed conversion. The Parties shall promptly thereafter execute an amendment to the Purchase Agreement documenting the E170+ Option Aircraft becoming Purchase Right Aircraft under Article 22.

21.1.6If the options are confirmed by Buyer as specified above, an amendment to the Purchase Agreement shall be executed by and between the Parties within [***] following the E170+ Option Aircraft exercise date, confirming the E170+ Option Aircraft as an Aircraft under this Agreement and setting forth any other mutually agreed upon the terms and conditions applicable to, if any, exclusively to the E170+ Option Aircraft.

21.1.7Article 2.3.4 of Attachment “B” hereto sets forth the agreement regarding the product support package to be applied to the E170+ Option Aircraft.”

21.2 E175 Option Aircraft:

“[***], Buyer shall have the option to purchase [***] E175 Option Aircraft, to be delivered in accordance with E175 Option Aircraft contractual delivery dates (each an “E175 Option Aircraft Contractual Delivery Date”) contained in Section 3 of Attachment “G” to this Agreement, subject to the existence of sufficient production capacity at Seller to comply with Buyer’s desirable delivery schedule as determined by Seller in its sole discretion and subject

Amendment No. 38 to Purchase Agreement COM0028-13 COM0274-21	Page 6 of 9

AMENDMENT No. 38 TO PURCHASE AGREEMENT COM0028-13

to a required minimum Seller production level of at least [***] EMBRAER 175 aircraft annually, [***] for years [***] through [***]. The E175 Option Aircraft will be E175 Aircraft in the configuration described in Attachment “A19” and the Aircraft Basic Price shall be as provided in Article 3.1 unless, in each case, as otherwise agreed following the Amendment No. 38 Effective Date.

The E175 Option Aircraft will be supplied in accordance with the following terms and conditions:

21.2.1 [***]

21.2.2The unit basic price of the E175 Option Aircraft shall be equal to the unit Aircraft Basic Price (the “E175 Option Aircraft Basic Price”).

21.2.3The E175 Option Aircraft Basic Price shall be escalated according to the escalation formula subject of Attachment “D2” hereto, determining the E175 Option Aircraft purchase price (the “E175 Option Aircraft Purchase Price”).

21.2.4The payment of the E175 Option Aircraft Purchase Price shall be made for each E175 Option Aircraft for which Buyer has exercised its option rights hereunder according to the following:

[***]

21.2.5The option to purchase the E175 Option Aircraft shall be exercised in [***] groups of [***] E175 Option Aircraft each and [***] group of [***] E175 Option Aircraft (the “Option Group” for purposes of this Article 21.2.5) no later than [***] prior to [***] the first E175 Option Aircraft Contractual Delivery Date in such Option Group.

[***] Any E175 Option Aircraft not exercised by Buyer as per the terms and conditions of this paragraph will automatically be converted to be a Purchase Right Aircraft and be subject to the terms and conditions of Article 22, [***] following such deemed conversion. The Parties shall promptly thereafter execute an amendment to the Purchase Agreement documenting the E175 Option Aircraft becoming Purchase Right Aircraft under Article 22.

21.2.6If the options are confirmed by Buyer as specified above, an amendment to the Purchase Agreement shall be executed by and between the Parties within [***] following the E175 Option Aircraft exercise date, confirming the E175 Option Aircraft as an Aircraft under this Agreement and setting forth any other mutually agreed upon the terms and conditions applicable to, if any, exclusively to the E175 Option Aircraft.

21.2.7Article 2.3.4 of Attachment “B” hereto sets forth the agreement regarding the product support package to be applied to the E175 Option Aircraft.”

9.	REINSTATEMENT OF PURCHASE AGREEMENT

All other provisions and conditions of the referenced Purchase Agreement, as well as its related Attachments and Letter Agreement, which are not specifically modified by this Amendment No. 38 shall remain in full force and effect without any change.

Amendment No. 38 to Purchase Agreement COM0028-13 COM0274-21	Page 7 of 9

AMENDMENT No. 38 TO PURCHASE AGREEMENT COM0028-13

10.	COUNTERPARTS

This Amendment No. 38 may be signed by the Parties hereto in any number of separate counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument and all of which when taken together shall constitute one and the same instrument.

This Amendment No. 38 may be signed by facsimile with originals duly signed to follow by an internationally recognized courier.

[INTENTIONALLY LEFT BLANK – SIGNATURE PAGE FOLLOWS]

Amendment No. 38 to Purchase Agreement COM0028-13 COM0274-21	Page 8 of 9

AMENDMENT No. 38 TO PURCHASE AGREEMENT COM0028-13

IN WITNESS WHEREOF, Seller and Buyer, by their duly authorized officers, have executed this Amendment No. 38 to be effective as of the date first written above.

YABORÃ INDÚSTRIA		SKYWEST, INC.
AERONÁUTICA S.A.

By:	/s/ Marcelo Pereira Santiago	By:	/s/ Wade Steel
Name:	Marcelo Pereira Santiago	Name:	Wade Steel
Title:	Vice President Contracts & Asset	Title:	Chief Commercial Officer

By:	/s/ Marc Thomas Ahlgrimm
Name:	Marc Thomas Ahlgrimm
Title:	Director, Contracts Administration

Place:	São José dos Campos, SP, Brazil	Place:	St. George, Utah, USA

Amendment No. 38 to Purchase Agreement COM0028-13 COM0274-21	Page 9 of 9

ATTACHMENT “D2” AIRCRAFT ESCALATION FORMULA ([***])

[***]

Attachment “D2” to Amendment #38 to Purchase Agreement COM0028-13 COM0274-21	Page 1 of 1

ATTACHMENT “G” AIRCRAFT DELIVERY SCHEDULE

1.	Aircraft Delivery Schedule (ref. Purchase Agreement Article 5)

[***]

2.	Option Aircraft Delivery Schedule for the E170+ Aircraft (ref. Purchase Agreement Article 21.1)

[***]

3.	Option Aircraft Delivery Schedule for the E175 Aircraft (ref. Purchase Agreement Article 21.2)

[***]

Attachment “G” to Amendment No.38 to Purchase Agreement COM0028-13 COM0274-21	Page 1 of 1

AMENDMENT No. 39 TO PURCHASE AGREEMENT COM0028-13

This Amendment No.39 (COM0227-21) (the “Amendment No. 39”) dated as of July 29, 2021 is between YABORÃ INDÚSTRIA AERONÁUTICA S.A., a corporation existing under the laws of Brazil, with office at Avenida Brigadeiro Faria Lima, 2170, in the City of São José dos Campos, State of São Paulo, Brazil (“Seller”) and SKYWEST, INC. (“Buyer”), collectively referred to herein as the “Parties”, and constitutes an amendment and modification to Purchase Agreement COM0028-13 dated February 15, 2013 as amended and assigned from time to time (the “Purchase Agreement”).

All capitalized terms not otherwise defined herein shall have the same meaning when used herein as provided in the Purchase Agreement, and in case of any conflict between this Amendment No.39 and the Purchase Agreement, this Amendment No.39 shall control.

WHEREAS, Buyer informed Seller that Buyer wishes to exercise [***] E170+ Option Aircraft and convert them into Firm Aircraft configured per Attachment A18 and [***] E175 Option Aircraft configured per Attachment A18 (each an “SkyWest/Delta Air Lines Aircraft” or “E175 SkyWest/Delta Air Lines Aircraft”).

WHEREAS, as per Article 1 of Amendment No. 21 to the Letter Agreement, Seller shall grant Buyer the right to an additional batch of [***] additional Purchase Right Aircraft.

WHEREAS, as a consequence of these agreements, Seller shall sell and deliver and Buyer shall purchase and take delivery of (i) [***] E175 Aircraft (as defined below), and (ii) [***] E170+ Aircraft (as defined below). Buyer shall have the option to purchase up to [***] E175 Option Aircraft in accordance with Article 21 of the Purchase Agreement. In addition, Buyer shall have the right to purchase up to [***] Purchase Right Aircraft in accordance with Article 22 of the Purchase Agreement.

WHEREAS, as a result of the exercise of the [***] E170+ Option Aircraft and [***] E175 Option Aircraft, as described above, the purpose of this Amendment 39 is to amend and restate the related attachments and provisions.

NOW, THEREFORE, for good and valuable consideration, which is hereby acknowledged, Seller and Buyer hereby agree as follows:

1.	INTERPRETATION

As a result of the exercise of [***] E170+ Option Aircraft and [***] E175 Option Aircraft into Firm Aircraft, Article 1.1.4 of the Purchase Agreement is hereby amended and restated to reflect the related changes, as follows:

“1.1.4. “Aircraft”: shall mean, (i) with respect to referenced aircraft [***] through and including aircraft [***], aircraft referenced [***] through and including [***], aircraft referenced [***] through and including [***], aircraft referenced [***] through and

Amendment No. 39 to Purchase Agreement COM0028-13 COM0227-21	Page 1 of 9

AMENDMENT No. 39 TO PURCHASE AGREEMENT COM0028-13

including [***], aircraft referenced [***] through and including [***] in Attachment “G” to this Agreement, together with the E175 Option Aircraft, the EMBRAER 175 LR ([***]) aircraft manufactured by Seller according to Attachments “A” through “A12”, “A14”, “A15”, “A16”, “A18” and “A19”, as may be amended or supplemented from time to time, as the case may be, for sale to Buyer pursuant to this Agreement, equipped with two engines identified therein (or, where there is more than one of such aircraft, each of such aircraft) (sometimes hereinafter, the “E175 Aircraft”); and (ii) with respect to referenced aircraft [***] through and including aircraft [***], referenced aircraft [***] through and including aircraft [***], referenced aircraft [***] through and including aircraft [***], and referenced aircraft [***] through and including aircraft [***] in Attachment “G” to this Purchase Agreement, together with the Purchase Right Aircraft, the EMBRAER 170+ ([***]) aircraft manufactured by Seller according to Attachments “A13” and “A17”, as may be amended or supplemented from time to time, for sale to Buyer pursuant to this Agreement, equipped with two engines identified therein (or, where there is more than one of such aircraft, each of such aircraft) (all such aircraft described in this clause (ii) sometimes hereinafter, the “E170+ Aircraft”).

Notwithstanding the foregoing, the E170+ Aircraft which are referenced aircraft [***] through and including aircraft [***] (“E170+ Group 1 Aircraft”) shall have at delivery [***].

The E170+ Aircraft which are referenced aircraft [***] through and including aircraft [***] and referenced aircraft [***] through and including aircraft [***] (“E170+ Group 2 Aircraft”) had at delivery [***].

The E170+ Aircraft which are referenced aircraft [***] through and including aircraft [***], and referenced aircraft [***] through and including aircraft [***], (“E170+ Group 3 Aircraft”) shall at delivery [***].

For the avoidance of doubt if, at Buyer’s sole discretion, Buyer desires to acquire a service bulletin to convert the [***] configuration as provided in Attachment “A13” or Attachment “A17” to another configuration and it increases the number of seats, Buyer would acquire such service bulletin from Seller or would reimburse Seller as detailed in Article 4 of Amendment No. 16 to the Letter Agreement COM0029-13.”

2.	SUBJECT

Article 2 of the Purchase Agreement is hereby amended and restated as follows:

“Subject to the terms and conditions of this Agreement:

Amendment No. 39 to Purchase Agreement COM0028-13 COM0227-21	Page 2 of 9

AMENDMENT No. 39 TO PURCHASE AGREEMENT COM0028-13

2.1Seller shall sell and deliver and Buyer shall purchase and take delivery of [***] E175 Aircraft and [***] E170+ Aircraft;

2.2Seller shall provide to Buyer the Services and the Technical Publications as described in Attachment “B” to this Agreement; and

2.3Buyer shall have the option to purchase up to and [***] E175 Option Aircraft in accordance with Article 21 of the Purchase Agreement. In addition, Buyer shall have the right to purchase up to [***] Purchase Right Aircraft in accordance with Article 22 of the Purchase Agreement.”

3.	PRICE

As a result of the changes referred to in Article above, the entire Article 3 of the Purchase Agreement is hereby deleted and replaced as follows:

“3.1The Aircraft Basic Price for the E175 Aircraft and the E170+ Aircraft, as the case may be, in United States dollars, for each applicable Aircraft are [***]:

[***]

3.2The Services and Technical Publications and other services specified in Attachment “B” are to be provided [***]. Additional technical publications, as well as, other services shall be billed to Buyer in accordance with Seller’s rates, prevailing at the time Buyer places a purchase order for such additional technical publications or other services, [***].

3.3	The Aircraft Basic Price for the E175 Aircraft shall be escalated as follows:

3.3.1For the E175 Aircraft #1 through and including aircraft [***] and for E175 Aircraft [***] referenced in Attachment “G” to this Agreement: according to the Escalation Formula and cap conditions as per Attachment “D” to the Purchase Agreement and cap conditions per the Letter Agreement COM0029-13 (as amended from time to time). Such price as escalated shall be the Aircraft Purchase Price with respect to such E175 Aircraft and it will be provided by Seller to Buyer [***] prior to each Aircraft Contractual Delivery Date.

3.3.2For the E175 Aircraft [***] through and including aircraft [***], for the E175 Aircraft [***] through and including aircraft [***], for the E175 Aircraft [***] through and including aircraft [***] and for the E175 Aircraft [***] through and including aircraft [***] referenced in Attachment “G” to this Agreement: according to the Escalation Formula and cap conditions as per Attachment “D1” to the Purchase Agreement (as amended from time to time). Such price as escalated shall be the Aircraft Purchase Price with respect to such E175 Aircraft and it will be provided by Seller to Buyer [***] prior to each Aircraft Contractual Delivery Date.

Amendment No. 39 to Purchase Agreement COM0028-13 COM0227-21	Page 3 of 9

AMENDMENT No. 39 TO PURCHASE AGREEMENT COM0028-13

3.3.3For the E175 Aircraft [***] through and including aircraft [***], for the E175 Aircraft [***] through and including aircraft [***], for the E175 Aircraft [***] through and including aircraft [***] and for the E175 Aircraft [***] referenced in Attachment “G” to this Agreement: according to the Escalation Formula and cap conditions as per Attachment “D2” to the Purchase Agreement (as amended from time to time). Such price as escalated shall be the Aircraft Purchase Price with respect to such E175 Aircraft and it will be provided by Seller to Buyer [***] prior to each Aircraft Contractual Delivery Date.

3.3.4For the E175 Aircraft [***] through and including aircraft [***] and for the E175 Aircraft [***] through and including aircraft [***] referenced in Attachment “G” to this Agreement: according to the Escalation Formula and cap conditions as per Attachment “D3” to the Purchase Agreement (as amended from time to time). Such price as escalated shall be the Aircraft Purchase Price with respect to such E175 Aircraft and it will be provided by Seller to Buyer [***] prior to each Aircraft Contractual Delivery Date.

3.4	The Aircraft Basic Price for the E170+ Aircraft, shall be escalated as follows:

3.4.1For the E170+ Aircraft [***] through and including aircraft [***], for the E170+ Aircraft [***] through and including aircraft [***] and for the E170+ Aircraft [***] through and including aircraft [***] referenced in Attachment “G” to this Agreement: according to the Escalation Formula and cap conditions as per Attachment “D1” to the Purchase Agreement (as amended from time to time). Such price as escalated shall be the Aircraft Purchase Price with respect to such E170+ Aircraft and Seller will provide it to Buyer [***] prior to each Aircraft Contractual Delivery Date.

3.4.2For the E170+ Aircraft [***] through and including aircraft [***] referenced in Attachment “G” to this Agreement: according to the Escalation Formula and cap conditions as per Attachment “D2” to the Purchase Agreement (as amended from time to time). Such price, as escalated, shall be the Aircraft Purchase Price with respect to such E170+ Aircraft and Seller will provide it to Buyer [***] prior to each Aircraft Contractual Delivery Date.

3.5The Aircraft Basic Price offered to Buyer for the E170+ Aircraft is based on the assumption that if, at Buyer’s sole discretion, Buyer acquires a service bulletin to convert the [***] configuration as provided in Attachment “A13” to another configuration and it increases the number of seats, Buyer would acquire such service bulletin from Seller or would reimburse Seller as detailed in Article 4 of Amendment No. 16 to the Letter Agreement COM0029-13.”

4.	PAYMENT

Solely with respect to the E175 SkyWest/Delta Air Lines Aircraft [***] through [***], Article [***]

Amendment No. 39 to Purchase Agreement COM0028-13 COM0227-21	Page 4 of 9

AMENDMENT No. 39 TO PURCHASE AGREEMENT COM0028-13

of this Amendment No. 39 shall be applicable in substitution of the Articles [***] of the Purchase Agreement, as follows:

“The Aircraft Purchase Price for each E175 SkyWest/Delta Air Lines Aircraft [***] through [***] shall be paid by Buyer, as follows:

[***]

5.	ATTACHMENTS CHANGE

For purposes of clarity, as to each of the E175 Aircraft and E170+ Aircraft, the applicable Attachment “[***]” is as provided below, as such Attachment “[***]” may be amended from time to time:

[***]

6.	DELIVERY

Attachment “G” to the Purchase Agreement is hereby deleted and replaced in its entirety by Attachment “G” attached to this Amendment No. 39. The Contractual Delivery Date of the Aircraft and the E175 Option Aircraft Contractual Delivery Date of the E175 Option Aircraft is, in each case, as provided in Attachment “G” attached hereto.

7.	ATTACHMENT “D3”

From the date hereof, Attachment “D3” (Aircraft Escalation Formula) to Purchase Agreement, as amended from time to time, is hereby incorporated in its entirety by Attachment “D3” (Aircraft Escalation Formula) attached to this Amendment No. 39.

8.	PURCHASE RIGHT AIRCRAFT

From the date hereof, Article 22 of the Purchase Agreement shall be deleted and replaced by the following:

“22. Purchase Right Aircraft

22.1Seller hereby grants Buyer the right to purchase up to [***] E170+ Aircraft (the “Original Purchase Right Aircraft”) and [***] additional E170+ Aircraft (the “Additional Purchase Right Aircraft”) (each Original Purchase Right Aircraft and each Additional Purchase Right Aircraft a “Purchase Right Aircraft”) configured as per Attachment “A13” and available to Buyer at the Aircraft Basic Price (as provided in Article 3.1 unless otherwise agreed following the Amendment No. 39 Effective Date) and on the same economic conditions that are applicable

Amendment No. 39 to Purchase Agreement COM0028-13 COM0227-21	Page 5 of 9

AMENDMENT No. 39 TO PURCHASE AGREEMENT COM0028-13

to the initial [***] Delta aircraft (referenced [***] to [***]) in Attachment “A13” to this Purchase Agreement (the “Purchase Right Basic Price”), which price for the Purchase Right Aircraft is subject to the escalation conditions contained in Attachment “D3”.

22.2Subject to no material default on the part of the Buyer having occurred and be continuing under this Agreement, the right to purchase each of the Original Purchase Right Aircraft shall be exercised in [***] group of [***] Purchase Right Aircraft (the “Original Purchase Right Group” for the purposes of this Article 22), by means of a written notice (the “Exercise Notice”) from Buyer to Seller no later than [***] and each of the Additional Purchase Right Aircraft shall be exercised in [***] groups of [***] Purchase Right Aircraft (the “Additional Purchase Right Group” for the purposes of this Article 22) by means of an Exercise Notice from Buyer to Seller no later than [***]. The Exercise Notice shall furthermore contain Buyer’s desired delivery months for the Purchase Right Aircraft to be exercised, which shall not be later than [***] (“Purchase Right Aircraft Contractual Delivery Date”), and such right is subject to the existence of sufficient production capacity at Seller to comply with Buyer’s desirable delivery schedule as determined by Seller in its sole discretion and subject to a required minimum Seller production level of at least [***] EMBRAER 175 aircraft annually, [***] for years [***] through [***].

22.3If Seller has not received an Exercise Notice for any unexercised Original Purchase Right Group on or before [***], Buyer shall be deemed to have relinquished its right to acquire any unexercised Original Purchase Right Aircraft.

22.4If Seller has not received an Exercise Notice for any unexercised Additional Purchase Right Group on or before [***], Buyer shall be deemed to have relinquished its right to acquire any unexercised Additional Purchase Right Aircraft.

22.5Following receipt by Seller of the Exercise Notice, Seller shall inform Buyer if the desired Purchase Right Aircraft’s Contractual Delivery Date requested by Buyer is acceptable; otherwise, Seller shall inform Buyer the closest non-committed delivery position available for sale. If the desired Purchase Right Aircraft Contractual Delivery Date requested by Buyer is available as determined by Seller in its sole discretion, then Seller shall be obligated to provide Buyer with such delivery position.

22.6In the event Buyer and Seller agree to the new Purchase Right Aircraft Contractual Delivery Date and in order to secure the Purchase Right Aircraft delivery positions, [***].

22.7If the purchase rights are exercised by Buyer as specified above, and the Purchase Right Initial Deposit is paid by Buyer, an amendment to the Purchase Agreement shall be executed by and between the Parties within [***] of the date of the Exercise Notice, setting forth the specific terms and conditions applicable to such Purchase Right Aircraft. The Parties agree that the terms and conditions relating specifically to the Purchase Right Aircraft shall be substantially similar to and no less favorable to Buyer than those terms and conditions set forth in this Agreement and its Attachments.

22.8The provisions contained on Schedule “[***]” to Letter Agreement COM0029-13 and its related amendments (the “[***]” for the purpose of this Article 22) shall not apply to any Purchase Right Aircraft.

22.9If the Parties for any reason fail to execute the amendment referred to above, then the purchase right with respect to such aircraft shall be deemed relinquished, [***].

Amendment No. 39 to Purchase Agreement COM0028-13 COM0227-21	Page 6 of 9

AMENDMENT No. 39 TO PURCHASE AGREEMENT COM0028-13

9.OPTION AIRCRAFT

From the date hereof, Article 21 of the Purchase Agreement shall be deleted and replaced by the following:

“21. E175 Option Aircraft:

“[***], Buyer shall have the option to purchase [***] E175 Option Aircraft, to be delivered in accordance with E175 Option Aircraft contractual delivery dates (each an “E175 Option Aircraft Contractual Delivery Date”) contained in Section 2 of Attachment “G” to this Agreement, subject to the existence of sufficient production capacity at Seller to comply with Buyer’s desirable delivery schedule as determined by Seller in its sole discretion and subject to a required minimum Seller production level of at least [***] EMBRAER 175 aircraft annually, [***] for years [***] through [***]. The E175 Option Aircraft will be E175 Aircraft in the configuration described in Attachment “A19” and the Aircraft Basic Price shall be as provided in Article 3.1 unless, in each case, as otherwise agreed following the Amendment No. 39 Effective Date.

The E175 Option Aircraft will be supplied in accordance with the following terms and conditions:

21.1 [***]

21.2	The unit basic price of the E175 Option Aircraft shall be equal to the unit Aircraft Basic Price (the “E175 Option Aircraft Basic Price”).
21.3

The E175 Option Aircraft Basic Price shall be escalated according to the escalation formula subject of Attachment “D3” hereto, determining the E175 Option Aircraft purchase price (the “E175 Option Aircraft Purchase Price”).

21.4	The payment of the E175 Option Aircraft Purchase Price shall be made for each E175 Option Aircraft for which Buyer has exercised its option rights hereunder according to the following:

[***]

21.5

The option to purchase the E175 Option Aircraft shall be exercised in [***] groups of [***] E175 Option Aircraft each and [***] group of [***] E175 Option Aircraft each and (the “Option Group” for purposes of this Article 21.5) no later than [***] prior to the first Business Day of the first E175 Option Aircraft Contractual Delivery Date in such Option Group.

[***] Any E175 Option Aircraft not exercised by Buyer as per the terms and conditions of this paragraph will automatically be converted to be an Original Purchase Right Aircraft and be subject to the terms and conditions of Article 22, [***] following such deemed conversion. The Parties shall promptly thereafter execute an amendment to the Purchase

Amendment No. 39 to Purchase Agreement COM0028-13 COM0227-21	Page 7 of 9

AMENDMENT No. 39 TO PURCHASE AGREEMENT COM0028-13

Agreement documenting the E175 Option Aircraft becoming Original Purchase Right Aircraft under Article 22.

21.1.6If the options are confirmed by Buyer as specified above, an amendment to the Purchase Agreement shall be executed by and between the Parties within [***] following the E175 Option Aircraft exercise date, confirming the E175 Option Aircraft as an Aircraft under this Agreement and setting forth any other mutually agreed upon the terms and conditions applicable to, if any, exclusively to the E175 Option Aircraft.

21.1.7Article 2.3.4 of Attachment “B” hereto sets forth the agreement regarding the product support package to be applied to the E175 Option Aircraft.”

10.	REINSTATEMENT OF PURCHASE AGREEMENT

All other provisions and conditions of the referenced Purchase Agreement, as well as its related Attachments and Letter Agreement, which are not specifically modified by this Amendment No. 39 shall remain in full force and effect without any change.

11.	COUNTERPARTS

This Amendment No. 39 may be signed by the Parties hereto in any number of separate counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument and all of which when taken together shall constitute one and the same instrument.

This Amendment No. 39 may be signed by facsimile with originals duly signed to follow by an internationally recognized courier.

12.	EFFECTIVITY

This Amendment No. 39 shall become effective on [***] if (i) Buyer finalizes its agreements with Delta for the [***] E175 SkyWest/Delta Air Lines Aircraft and provides written notice to Embraer thereof and (ii) Buyer receives board approval for such transaction for the acquisition of the E175 SkyWest/Delta Air Lines Aircraft contemplated herein. If such written notice is not provided by 11:59 pm (Eastern Time) on [***], then this Amendment No. 39 shall not be effective.

[INTENTIONALLY LEFT BLANK – SIGNATURE PAGE FOLLOWS]

Amendment No. 39 to Purchase Agreement COM0028-13 COM0227-21	Page 8 of 9

AMENDMENT No. 39 TO PURCHASE AGREEMENT COM0028-13

IN WITNESS WHEREOF, Seller and Buyer, by their duly authorized officers, have executed this Amendment No. 39 to be effective as of the date first written above.

YABORÃ INDÚSTRIA		SKYWEST, INC.
AERONÁUTICA S.A.

By:	/s/ Marcelo Pereira Santiago	By:	/s/ Wade Steel
Name:	Marcelo Pereira Santiago	Name:	Wade Steel
Title:	Vice President Contracts & Asset	Title:	Chief Commercial Officer

By:	/s/ Marc Thomas Ahlgrimm
Name:	Marc Thomas Ahlgrimm
Title:	Director, Contracts Administration

Place:	São José dos Campos, SP, Brazil	Place:	St. George, Utah, USA

Amendment No. 39 to Purchase Agreement COM0028-13 COM0227-21	Page 9 of 9

ATTACHMENT “D3” AIRCRAFT ESCALATION FORMULA

[***]

Attachment “D3” to Amendment No. 39 to Purchase Agreement COM0028-13 COM0227-21	Page 1 of 1

ATTACHMENT “G” AIRCRAFT DELIVERY SCHEDULE

1.	Aircraft Delivery Schedule (ref. Purchase Agreement Article 5)

[***]

2.	Option Aircraft Delivery Schedule for the E175 Aircraft (ref. Purchase Agreement Article 21)

[***]

Attachment “G” to Amendment No.39 to Purchase Agreement COM0028-13 COM0227-21	Page 1 of 1

AMENDMENT No. 40 TO PURCHASE AGREEMENT COM0028-13

This Amendment No.40 (COM0485-21) (the “Amendment No. 40”) dated as of November 17, 2021 is between YABORÃ INDÚSTRIA AERONÁUTICA S.A., a corporation existing under the laws of Brazil, with office at Avenida Brigadeiro Faria Lima, 2170, in the City of São José dos Campos, State of São Paulo, Brazil (“Seller”) and SKYWEST, INC. (“Buyer”), collectively referred to herein as the “Parties”, and constitutes an amendment and modification to Purchase Agreement COM0028-13 dated February 15, 2013 as amended and assigned from time to time (the “Purchase Agreement”).

All capitalized terms not otherwise defined herein shall have the same meaning when used herein as provided in the Purchase Agreement, and in case of any conflict between this Amendment No.40 and the Purchase Agreement, this Amendment No.40 shall control.

WHEREAS, Buyer informed Seller that Buyer wishes to exercise [***] E175 Option Aircraft and convert them to firm Aircraft subject to purchase under the Agreement, each configured per Attachment A14.

WHEREAS, Seller has agreed with Horizon Air Industries, Inc. (“Horizon”) to provide to Buyer [***] delivery positions previously held by Horizon under the purchase agreement signed between Seller and Horizon Air Industries, Inc. (the “Horizon Purchase Agreement”), to be acquired by Buyer as Firm Aircraft pursuant to the Purchase Agreement, each configured per Attachment A14 (such [***] E175 Option Aircraft and the [***] Alaska aircraft referenced herein, the “SkyWest/Alaska Airlines Aircraft”).

WHEREAS, as a consequence of this Amendment No. 40 and subject to the provisions of Article 8 provided below, Seller shall sell and deliver and Buyer shall purchase and take delivery of (i) [***] E175 Aircraft (as defined below), and (ii) [***] E170+ Aircraft (as defined below). Buyer shall have the option to purchase up to [***] E175 Option Aircraft in accordance with Article 21 of the Purchase Agreement. In addition, Buyer shall have the right to purchase up to [***] Purchase Right Aircraft in accordance with Article 22 of the Purchase Agreement.

WHEREAS, as a result of the assumption of [***] Horizon aircraft delivery positions and exercise of the [***] E175 Option Aircraft, as described above, the purpose of this Amendment No. 40 is to amend and restate the related attachments and provisions.

NOW, THEREFORE, for good and valuable consideration, which is hereby acknowledged, Seller and Buyer hereby agree as follows:

Amendment No. 40 to Purchase Agreement COM0028-13 COM0485-21	Page 1 of 8

AMENDMENT No. 40 TO PURCHASE AGREEMENT COM0028-13

1.	INTERPRETATION

As a result of the addition of [***] E175 Aircraft, Article 1.1.4 of the Purchase Agreement is hereby amended and restated to reflect the related changes, as follows:

“1.1.4. “Aircraft”: shall mean, (i) with respect to referenced aircraft [***] through and including aircraft [***], aircraft referenced [***] through and including [***], aircraft referenced [***] through and including [***], aircraft referenced [***] through and including [***], aircraft referenced [***] through and including [***] in Attachment “G” to this Agreement, together with the E175 Option Aircraft, the EMBRAER 175 LR ([***]) aircraft manufactured by Seller according to Attachments “A” through “A12”, “A14”, “A15”, “A16”, “A18” and “A19”, as may be amended or supplemented from time to time, as the case may be, for sale to Buyer pursuant to this Agreement, equipped with two engines identified therein (or, where there is more than one of such aircraft, each of such aircraft) (sometimes hereinafter, the “E175 Aircraft”); and (ii) with respect to referenced aircraft [***] through and including aircraft [***], referenced aircraft [***] through and including aircraft [***], referenced aircraft [***] through and including aircraft [***], and referenced aircraft [***] through and including aircraft [***] in Attachment “G” to this Purchase Agreement, together with the Purchase Right Aircraft, the EMBRAER 170+ ([***]) aircraft manufactured by Seller according to Attachments “A13” and “A17”, as may be amended or supplemented from time to time, for sale to Buyer pursuant to this Agreement, equipped with two engines identified therein (or, where there is more than one of such aircraft, each of such aircraft) (all such aircraft described in this clause (ii) sometimes hereinafter, the “E170+ Aircraft”).

Notwithstanding the foregoing, the E170+ Aircraft which are referenced aircraft [***] through and including aircraft [***] (“E170+ Group 1 Aircraft”) shall have at delivery [***].

The E170+ Aircraft which are referenced aircraft [***] through and including aircraft [***] and referenced aircraft [***] through and including aircraft [***] (“E170+ Group 2 Aircraft”) had at delivery [***].

The E170+ Aircraft which are referenced aircraft [***] through and including aircraft [***], and referenced aircraft [***] through and including aircraft [***], (“E170+ Group 3 Aircraft”) shall at delivery [***].

For the avoidance of doubt if, at Buyer’s sole discretion, Buyer desires to acquire a service bulletin to convert the [***] configuration as provided in Attachment “A13” or Attachment “A17” to another configuration and it increases the number of seats, Buyer would acquire such service bulletin from Seller or would reimburse Seller as detailed in Article 4 of Amendment No. 16 to the Letter Agreement COM0029-13.”

2.	SUBJECT

Article 2 of the Purchase Agreement is hereby amended and restated as follows:

“Subject to the terms and conditions of this Agreement:

Amendment No. 40 to Purchase Agreement COM0028-13 COM0485-21	Page 2 of 8

AMENDMENT No. 40 TO PURCHASE AGREEMENT COM0028-13

2.1Seller shall sell and deliver and Buyer shall purchase and take delivery of [***] E175 Aircraft and [***] E170+ Aircraft;

2.2Seller shall provide to Buyer the Services and the Technical Publications as described in Attachment “B” to this Agreement; and

2.3Buyer shall have the option to purchase up to [***] E175 Option Aircraft in accordance with Article 21 of the Purchase Agreement. In addition, Buyer shall have the right to purchase up to [***] Purchase Right Aircraft in accordance with Article 22 of the Purchase Agreement.”

3.	PRICE

As a result of the changes referred to in Article above, the entire Article 3 of the Purchase Agreement is hereby deleted and replaced as follows:

“3.1The Aircraft Basic Price for the E175 Aircraft and the E170+ Aircraft, as the case may be, in United States dollars, for each applicable Aircraft are [***]:

[***]

3.2The Services and Technical Publications and other services specified in Attachment “B” are to be provided [***]. Additional technical publications, as well as, other services shall be billed to Buyer in accordance with Seller’s rates, prevailing at the time Buyer places a purchase order for such additional technical publications or other services, [***].

3.3	The Aircraft Basic Price for the E175 Aircraft shall be escalated as follows:

3.3.1For the E175 Aircraft [***] through and including aircraft [***] and for E175 Aircraft [***] referenced in Attachment “G” to this Agreement: according to the Escalation Formula and cap conditions as per Attachment “D” to the Purchase Agreement and cap conditions per the Letter Agreement COM0029-13 (as amended from time to time). Such price as escalated shall be the Aircraft Purchase Price with respect to such E175 Aircraft and it will be provided by Seller to Buyer [***] prior to each Aircraft Contractual Delivery Date.

3.3.2For the E175 Aircraft [***] through and including aircraft [***], for the E175 Aircraft [***] through and including aircraft [***], for the E175 Aircraft #115 through and including aircraft [***] and for the E175 Aircraft #127 through and including aircraft [***] referenced in Attachment “G” to this Agreement: according to the Escalation Formula and cap conditions as per Attachment “D1” to the Purchase Agreement (as amended from time to time). Such price as escalated shall be the

Amendment No. 40 to Purchase Agreement COM0028-13 COM0485-21	Page 3 of 8

AMENDMENT No. 40 TO PURCHASE AGREEMENT COM0028-13

Aircraft Purchase Price with respect to such E175 Aircraft and it will be provided by Seller to Buyer [***] prior to each Aircraft Contractual Delivery Date.

3.3.3For the E175 Aircraft [***] through and including aircraft [***], for the E175 Aircraft [***] through and including aircraft [***], for the E175 Aircraft [***] through and including aircraft [***] and for the E175 Aircraft [***] referenced in Attachment “G” to this Agreement: according to the Escalation Formula and cap conditions as per Attachment “D2” to the Purchase Agreement (as amended from time to time). Such price as escalated shall be the Aircraft Purchase Price with respect to such E175 Aircraft and it will be provided by Seller to Buyer [***] prior to each Aircraft Contractual Delivery Date.

3.3.4For the E175 Aircraft [***] through and including aircraft [***] and for the E175 Aircraft [***] through and including aircraft [***] referenced in Attachment “G” to this Agreement: according to the Escalation Formula and cap conditions as per Attachment “D3” to the Purchase Agreement (as amended from time to time). Such price as escalated shall be the Aircraft Purchase Price with respect to such E175 Aircraft and it will be provided by Seller to Buyer [***] prior to each Aircraft Contractual Delivery Date.

3.4	The Aircraft Basic Price for the E170+ Aircraft, shall be escalated as follows:

3.4.1For the E170+ Aircraft [***] through and including aircraft [***], for the E170+ Aircraft [***] through and including aircraft [***] and for the E170+ Aircraft [***] through and including aircraft [***] referenced in Attachment “G” to this Agreement: according to the Escalation Formula and cap conditions as per Attachment “D1” to the Purchase Agreement (as amended from time to time). Such price as escalated shall be the Aircraft Purchase Price with respect to such E170+ Aircraft and Seller will provide it to Buyer [***] prior to each Aircraft Contractual Delivery Date.

3.4.2For the E170+ Aircraft [***] through and including aircraft [***] referenced in Attachment “G” to this Agreement: according to the Escalation Formula and cap conditions as per Attachment “D2” to the Purchase Agreement (as amended from time to time). Such price, as escalated, shall be the Aircraft Purchase Price with respect to such E170+ Aircraft and Seller will provide it to Buyer [***] prior to each Aircraft Contractual Delivery Date.

3.5The Aircraft Basic Price offered to Buyer for the E170+ Aircraft is based on the assumption that if, at Buyer’s sole discretion, Buyer acquires a service bulletin to convert the [***] configuration as provided in Attachment “A13” to another configuration and it increases the number of seats, Buyer would acquire such service bulletin from Seller or would reimburse Seller as detailed in Article 4 of Amendment No. 16 to the Letter Agreement COM0029-13.”

Amendment No. 40 to Purchase Agreement COM0028-13 COM0485-21	Page 4 of 8

AMENDMENT No. 40 TO PURCHASE AGREEMENT COM0028-13

4.	PAYMENT

4.1Article 4 of Amendment No. 37 to the Purchase Agreement COM0028-13 shall be amended and restated as follows:

“Solely with respect to the E175 SkyWest/Alaska Airlines Aircraft [***] through [***] and E175 SkyWest/Alaska Airlines Aircraft [***] through [***], Article [***] of this Article 4.1 of Amendment No. 40 shall be applicable in substitution of the Articles [***] of the Purchase Agreement, as follows:

The Aircraft Purchase Price for the E175 SkyWest/Alaska Airlines Aircraft [***] through [***] and E175 SkyWest/Alaska Airlines Aircraft [***] through [***] shall be paid by Buyer, as follows:

[***]

4.2Article 4 of Amendment No. 38 to Purchase Agreement COM0028-13 shall be amended and restated as follows:

“Solely with respect to the E175 SkyWest/Alaska Airlines Aircraft [***], Article [***] of this Article 4.2 of Amendment No. 40 shall be applicable in substitution of the Articles [***] of the Purchase Agreement, as follows:

The Aircraft Purchase Price for the E175 SkyWest/Alaska Airlines Aircraft [***] shall be paid by Buyer, as follows:

[***]

4.3Solely with respect to the E175 SkyWest/Alaska Airlines Aircraft [***] through [***], Article [***] of this Article 4.3 of Amendment No. 40 shall be applicable in substitution of the Articles [***] of the Purchase Agreement, as follows:

“The Aircraft Purchase Price for each E175 SkyWest/Alaska Airlines Aircraft [***] through [***] shall be paid by Buyer, as follows:

[***]

4.4Solely with respect to the E175 SkyWest/Alaska Airlines Aircraft [***] through [***], Article [***] of this Article 4.4 of Amendment No. 40 shall be applicable in substitution of the Articles [***] of the Purchase Agreement, as follows:

“The Aircraft Purchase Price for each E175 SkyWest/Alaska Airlines Aircraft [***] through [***] shall be paid by Buyer, as follows:

[***]

5.	ATTACHMENTS CHANGE

For purposes of clarity, as to each of the E175 Aircraft and E170+ Aircraft, the applicable

Amendment No. 40 to Purchase Agreement COM0028-13 COM0485-21	Page 5 of 8

AMENDMENT No. 40 TO PURCHASE AGREEMENT COM0028-13

Attachment “[***]” is as provided below, as such Attachment “[***]” may be amended from time to time:

[***]

6.	OPTION AIRCRAFT

From the date hereof, Article 21 of the Purchase Agreement shall be deleted and replaced by the following:

“21. E175 Option Aircraft:

“[***], Buyer shall have the option to purchase [***] E175 Option Aircraft, to be delivered in accordance with E175 Option Aircraft contractual delivery dates (each an “E175 Option Aircraft Contractual Delivery Date”) contained in Section 2 of Attachment “G” to this Agreement, subject to the existence of sufficient production capacity at Seller to comply with Buyer’s desirable delivery schedule as determined by Seller in its sole discretion and subject to a required minimum Seller production level of at least [***] EMBRAER 175 aircraft annually, such production level driven by Buyer or any other customer, for years 2022 through 2025. The E175 Option Aircraft will be E175 Aircraft in the configuration described in Attachment “A19” and the Aircraft Basic Price shall be as provided in Article 3.1 unless, in each case, as otherwise agreed by amendment to the Purchase Agreement.

The E175 Option Aircraft will be supplied in accordance with the following terms and conditions:

21.1[***]

21.2	The unit basic price of the E175 Option Aircraft shall be equal to the unit Aircraft Basic Price (the “E175 Option Aircraft Basic Price”).
21.3

The E175 Option Aircraft Basic Price shall be escalated according to the escalation formula subject of Attachment “D3” hereto, determining the E175 Option Aircraft purchase price (the “E175 Option Aircraft Purchase Price”).

21.4	The payment of the E175 Option Aircraft Purchase Price shall be made for each E175 Option Aircraft for which Buyer has exercised its option rights hereunder according to the following:

[***]

21.5

The option to purchase the E175 Option Aircraft shall be exercised in [***] groups of [***] E175 Option Aircraft each and [***] group of [***] E175 Option Aircraft (the “Option Group” for purposes of this Article 21.5) no later than [***] prior to [***] the first E175 Option Aircraft Contractual Delivery Date in such Option Group.

[***] Any E175 Option Aircraft not exercised by Buyer as per the terms and conditions of this paragraph will automatically be converted to be an Original Purchase Right Aircraft and be subject to the terms and conditions of Article 22, [***], and Seller shall return to Buyer any payments made by Buyer towards the purchase of such converted E175

Amendment No. 40 to Purchase Agreement COM0028-13 COM0485-21	Page 6 of 8

AMENDMENT No. 40 TO PURCHASE AGREEMENT COM0028-13

Option Aircraft within [***] following such deemed conversion. The Parties shall promptly thereafter execute an amendment to the Purchase Agreement documenting the E175 Option Aircraft becoming Original Purchase Right Aircraft under Article 22.

21.1.6If the options are confirmed by Buyer as specified above, an amendment to the Purchase Agreement shall be executed by and between the Parties within [***] following the E175 Option Aircraft exercise date, confirming the E175 Option Aircraft as an Aircraft under this Agreement and setting forth any other mutually agreed upon the terms and conditions applicable to, if any, exclusively to the E175 Option Aircraft.

21.1.7Article 2.3.4 of Attachment “B” hereto sets forth the agreement regarding the product support package to be applied to the E175 Option Aircraft.”

7.	DELIVERY

Attachment “G” to the Purchase Agreement is hereby deleted and replaced in its entirety by Attachment “G” attached to this Amendment No. 40. The Contractual Delivery Date of the Aircraft and the E175 Option Aircraft Contractual Delivery Date of the E175 Option Aircraft is, in each case, as provided in Attachment “G” attached hereto.

8.	REINSTATEMENT OF PURCHASE AGREEMENT

All other provisions and conditions of the referenced Purchase Agreement, as well as its related Attachments and Letter Agreement, which are not specifically modified by this Amendment No. 40 shall remain in full force and effect without any change.

9.	COUNTERPARTS

This Amendment No. 40 may be signed by the Parties hereto in any number of separate counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument and all of which when taken together shall constitute one and the same instrument.

This Amendment No. 40 may be signed by facsimile with originals duly signed to follow by an internationally recognized courier.

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Amendment No. 40 to Purchase Agreement COM0028-13 COM0485-21	Page 7 of 8

AMENDMENT No. 40 TO PURCHASE AGREEMENT COM0028-13

IN WITNESS WHEREOF, Seller and Buyer, by their duly authorized officers, have executed this Amendment No. 40 to be effective as of the date first written above.

YABORÃ INDÚSTRIA		SKYWEST, INC.
AERONÁUTICA S.A.

By:	/s/ Marcelo Pereira Santiago	By:	/s/ Wade Steel
Name:	Marcelo Pereira Santiago	Name:	Wade Steel
Title:	Vice President Contracts & Asset	Title:	Chief Commercial Officer

By:	/s/ Marc Thomas Ahlgrimm
Name:	Marc Thomas Ahlgrimm
Title:	Director, Contracts Administration

Place:	São José dos Campos, SP, Brazil	Place:	St. George, Utah, USA

Amendment No. 40 to Purchase Agreement COM0028-13 COM0485-21	Page 8 of 8

ATTACHMENT “G” AIRCRAFT DELIVERY SCHEDULE

1.	Aircraft Delivery Schedule (ref. Purchase Agreement Article 5)

[***]

2.	Option Aircraft Delivery Schedule for the E175 Aircraft (ref. Purchase Agreement Article 21)

[***]

Attachment “G” to Amendment No.40 to Purchase Agreement COM0028-13 COM0485-21	Page 1 of 1

AMENDMENT No. 41 TO PURCHASE AGREEMENT COM0028-13

This Amendment No.41 (COM0514-21) (the “Amendment No. 41”) dated as of November 17, 2021 is between YABORÃ INDÚSTRIA AERONÁUTICA S.A., a corporation existing under the laws of Brazil, with office at Avenida Brigadeiro Faria Lima, 2170, in the City of São José dos Campos, State of São Paulo, Brazil (“Seller”) and SKYWEST, INC. (“Buyer”), collectively referred to herein as the “Parties”, and constitutes an amendment and modification to Purchase Agreement COM0028-13 dated February 15, 2013 as amended and assigned from time to time (the “Purchase Agreement”).

All capitalized terms not otherwise defined herein shall have the same meaning when used herein as provided in the Purchase Agreement, and in case of any conflict between this Amendment No.41 and the Purchase Agreement, this Amendment No.41 shall control.

WHEREAS,  on November  , 2021, Buyer and Seller executed the Amendment No. 40 to the Purchase Agreement COM0028-13 to reflect the agreement by Seller with [***] delivery positions to be SkyWest/Alaska Airlines Aircraft to be acquired by Buyer pursuant to the Purchase Agreement each configured per Attachment A14.

WHEREAS, in accordance with Article 9 of this Amendment No. 1, the effectiveness of this Amendment No. 41 is subject to the conditions set forth therein.

WHEREAS, subject to the provision of the notice contemplated in Article 9 of this Amendment No. 41, SkyWest/Alaska Airlines Aircraft [***], each scheduled to be delivered in [***] as aircraft subject to delivery pursuant to the terms of this Agreement [***], subject to the terms and conditions set forth in Article 9 of this Amendment No. 41 provided for herein.

WHEREAS, as a consequence of this Amendment No. 41 and subject to the provisions of Article 9 provided below, Seller shall sell and deliver and Buyer shall purchase and take delivery of (i) [***] E175 Aircraft (as defined below), and (ii) [***] E170+ Aircraft (as defined below). Buyer shall have the option to purchase up to [***] E175 Option Aircraft in accordance with Article 21 of the Purchase Agreement. In addition, Buyer shall have the right to purchase up to [***] Purchase Right Aircraft in accordance with Article 22 of the Purchase Agreement.

WHEREAS, as a result of the [***] SkyWest/Alaska Airlines Aircraft and reinstatement of the [***] Horizon aircraft delivery positions to the Horizon Purchase Agreement, as described above, the purpose of this Amendment No. 41 is to amend and restate the related attachments and provisions.

NOW, THEREFORE, for good and valuable consideration, which is hereby acknowledged, Seller and Buyer hereby agree as follows:

1.	INTERPRETATION

Amendment No. 41 to Purchase Agreement COM0028-13 COM0514-21	Page 1 of 9

AMENDMENT No. 41 TO PURCHASE AGREEMENT COM0028-13

As a result of the [***] E175 Aircraft as contemplated in Article 9 of this Amendment No. 41, Article 1.1.4 of the Purchase Agreement is hereby amended and restated to reflect the related changes, as follows:

“1.1.4. “Aircraft”: shall mean, (i) with respect to referenced aircraft [***] aircraft manufactured by Seller according to Attachments “A” through “A12”, “A14”, “A15”, “A16”, “A18” and “A19”, as may be amended or supplemented from time to time, as the case may be, for sale to Buyer pursuant to this Agreement, equipped with two engines identified therein (or, where there is more than one of such aircraft, each of such aircraft) (sometimes hereinafter, the “E175 Aircraft”); and (ii) with respect to referenced aircraft [***] in Attachment “G” to this Purchase Agreement, together with the Purchase Right Aircraft, the EMBRAER 170+ ([***]) aircraft manufactured by Seller according to Attachments “A13” and “A17”, as may be amended or supplemented from time to time, for sale to Buyer pursuant to this Agreement, equipped with two engines identified therein (or, where there is more than one of such aircraft, each of such aircraft) (all such aircraft described in this clause (ii) sometimes hereinafter, the “E170+ Aircraft”).

Notwithstanding the foregoing, the E170+ Aircraft which are referenced aircraft [***] (“E170+ Group 1 Aircraft”) shall have at delivery a [***], and these E170+ Group 1 Aircraft shall be manufactured and delivered by Seller according to Attachment “A13”. In [***] Seller, [***] issued to Buyer a service bulletin, which did not include any items for an increase in the number of seats (“LR Conversion Service Bulletin”) applicable to such E170+ Group 1 Aircraft, to effect a conversion of the certification designation for such E170+ Group 1 Aircraft from [***] to [***]. Buyer incorporated such LR Conversion Service Bulletin into the E170+ Group 1 Aircraft. In [***] Seller issued to Buyer a service bulletin (“LL Conversion Service Bulletin”) applicable to such E170+ Group 1 Aircraft, to effect a conversion of the certification designation for such E170+ Group 1 Aircraft from [***] to [***]. At such time as Buyer has received approval, using commercial reasonable efforts, from the applicable Airworthiness Authority for the continuous operation of E170+ Aircraft with [***], Buyer [***] shall promptly and as soon as reasonably practical incorporate such LL Conversion Service Bulletin into all the E170+ Group 1 Aircraft.

The E170+ Aircraft which are referenced aircraft [***] and referenced aircraft [***] (“E170+ Group 2 Aircraft”) had at delivery the [***], and these E170+ Group 2 Aircraft shall be manufactured and delivered by Seller according to Attachment “A17”. In [***] Seller issued to Buyer a LL Conversion Service Bulletin (which again did not included any items for an increase in the number of seats) applicable to such E170+ Group 2 Aircraft to effect a conversion of the certification designation for such E170+ Group 2 Aircraft from [***] to [***].

At such time as Buyer has received approval, using commercial reasonable efforts, from the applicable Airworthiness Authority for the continuous operation of E170+ Aircraft with [***], Buyer [***] shall promptly and as soon as reasonably practical incorporate such LL Conversion Service Bulletin into the E170+ Group 2 Aircraft.

Amendment No. 41 to Purchase Agreement COM0028-13 COM0514-21	Page 2 of 9

AMENDMENT No. 41 TO PURCHASE AGREEMENT COM0028-13

The E170+ Aircraft which are referenced aircraft [***], and referenced aircraft [***], (“E170+ Group 3 Aircraft”) shall at delivery have the [***], and these E170+ Group 3 Aircraft shall be manufactured and delivered by Seller according to Attachment “A13”.

For the avoidance of doubt if, at Buyer’s sole discretion, Buyer desires to acquire a service bulletin to convert the [***] configuration as provided in Attachment “A13” or Attachment “A17” to another configuration and it increases the number of seats, Buyer would acquire such service bulletin from Seller or would reimburse Seller as detailed in Article 4 of Amendment No. 16 to the Letter Agreement COM0029-13.”

2.	SUBJECT

Article 2 of the Purchase Agreement is hereby amended and restated as follows:

“Subject to the terms and conditions of this Agreement:

2.1Seller shall sell and deliver and Buyer shall purchase and take delivery of [***] E175 Aircraft and [***] E170+ Aircraft;

2.2Seller shall provide to Buyer the Services and the Technical Publications as described in Attachment “B” to this Agreement; and

2.3Buyer shall have the option to purchase up to [***] E175 Option Aircraft in accordance with Article 21 of the Purchase Agreement. In addition, Buyer shall have the right to purchase up to [***] Purchase Right Aircraft in accordance with Article 22 of the Purchase Agreement.”

3.	PRICE

As a result of the changes referred to in Article above, the entire Article 3 of the Purchase Agreement is hereby deleted and replaced as follows:

“3.1 The Aircraft Basic Price for the [***] Aircraft, as the case may be, in United States dollars, for each applicable Aircraft are [***]:

[***]

3.2The Services and Technical Publications and other services specified in Attachment “B” are to be provided [***]. Additional technical publications, as well as, other services shall be billed to Buyer in accordance with Seller’s rates, prevailing at the time Buyer places a purchase order for such additional technical publications or other services [***].

3.3	The Aircraft Basic Price for the E175 Aircraft shall be escalated as follows:

Amendment No. 41 to Purchase Agreement COM0028-13 COM0514-21	Page 3 of 9

AMENDMENT No. 41 TO PURCHASE AGREEMENT COM0028-13

3.3.1[***] according to the Escalation Formula and cap conditions as per Attachment “D” to the Purchase Agreement and cap conditions per the Letter Agreement COM0029-13 (as amended from time to time). Such price as escalated shall be the Aircraft Purchase Price with respect to such E175 Aircraft and it will be provided by Seller to Buyer [***] prior to each Aircraft Contractual Delivery Date.

3.3.2[***] according to the Escalation Formula and cap conditions as per Attachment “D1” to the Purchase Agreement (as amended from time to time). Such price as escalated shall be the Aircraft Purchase Price with respect to such E175 Aircraft and it will be provided by Seller to Buyer [***] prior to each Aircraft Contractual Delivery Date.

3.3.3[***] according to the Escalation Formula and cap conditions as per Attachment “D2” to the Purchase Agreement (as amended from time to time). Such price as escalated shall be the Aircraft Purchase Price with respect to such E175 Aircraft and it will be provided by Seller to Buyer [***] prior to each Aircraft Contractual Delivery Date.

3.3.4[***] according to the Escalation Formula and cap conditions as per Attachment “D3” to the Purchase Agreement (as amended from time to time). Such price as escalated shall be the Aircraft Purchase Price with respect to such E175 Aircraft and it will be provided by Seller to Buyer [***] prior to each Aircraft Contractual Delivery Date.

3.4	The Aircraft Basic Price for the E170+ Aircraft, shall be escalated as follows:

3.4.1[***] according to the Escalation Formula and cap conditions as per Attachment “D1” to the Purchase Agreement (as amended from time to time). Such price as escalated shall be the Aircraft Purchase Price with respect to such E170+ Aircraft and Seller will provide it to Buyer [***] prior to each Aircraft Contractual Delivery Date.

3.4.2[***] according to the Escalation Formula and cap conditions as per Attachment “D2” to the Purchase Agreement (as amended from time to time). Such price, as escalated, shall be the Aircraft Purchase Price with respect to such E170+ Aircraft and Seller will provide it to Buyer [***] prior to each Aircraft Contractual Delivery Date.

3.5The Aircraft Basic Price offered to Buyer for the E170+ Aircraft is based on the assumption that if, at Buyer’s sole discretion, Buyer acquires a service bulletin to convert the [***] configuration as provided in Attachment “A13” to another configuration and it increases the number of seats, Buyer would acquire such service bulletin from Seller or would reimburse Seller as detailed in Article 4 of Amendment No. 16 to the Letter Agreement COM0029-13.”

Amendment No. 41 to Purchase Agreement COM0028-13 COM0514-21	Page 4 of 9

AMENDMENT No. 41 TO PURCHASE AGREEMENT COM0028-13

4.	PAYMENT

4.1Article 4.1 of Amendment No. 40 to the Purchase Agreement COM0028-13 shall be amended and restated as follows:

“Solely with respect to the E175 SkyWest/Alaska Airlines Aircraft [***], Article [***] of this Article 4.1 of Amendment No. 41 shall be applicable in substitution of the Articles [***] of the Purchase Agreement, as follows:

The Aircraft Purchase Price for the E175 SkyWest/Alaska Airlines Aircraft [***] shall be paid by Buyer, as follows:

[***]

4.2Article 4.2 of Amendment No. 40 to the Purchase Agreement COM0028-13 shall be amended and restated as follows:

“Solely with respect to the E175 SkyWest/Alaska Airlines Aircraft [***], Article [***] of this Article 4.2 of Amendment No. 41 shall be applicable in substitution of the Articles [***] of the Purchase Agreement, as follows:

The Aircraft Purchase Price for the E175 SkyWest/Alaska Airlines Aircraft [***] shall be paid by Buyer, as follows:

[***]

4.3Article 4.3 of Amendment No. 40 to the Purchase Agreement COM0028-13 shall be amended and restated as follows:

“Solely with respect to the E175 SkyWest/Alaska Airlines Aircraft [***], Article [***] of this Article 4.3 of Amendment No. 41 shall be applicable in substitution of the Articles [***] of the Purchase Agreement, as follows:

“The Aircraft Purchase Price for each E175 SkyWest/Alaska Airlines Aircraft [***] shall be paid by Buyer, as follows:

[***]

4.4Article 4.4 of Amendment No. 40 to the Purchase Agreement COM0028-13 shall be removed and deleted.

5. [***]

Amendment No. 41 to Purchase Agreement COM0028-13 COM0514-21	Page 5 of 9

AMENDMENT No. 41 TO PURCHASE AGREEMENT COM0028-13

6.	ATTACHMENTS CHANGE

For purposes of clarity, as to each of the E175 Aircraft and E170+ Aircraft, the applicable Attachment “[***]” is as provided below, as such Attachment “[***]” may be amended from time to time:

[***]

7.	OPTION AIRCRAFT

From the date hereof, Article 21 of the Purchase Agreement shall be deleted and replaced by the following:

“21. E175 Option Aircraft:

“Subject to the [***], Buyer shall have the option to purchase [***] E175 Option Aircraft, to be delivered in accordance with E175 Option Aircraft contractual delivery dates (each an “E175 Option Aircraft Contractual Delivery Date”) contained in Section 2 of Attachment “G” to this Agreement, subject to the existence of sufficient production capacity at Seller to comply with Buyer’s desirable delivery schedule as determined by Seller in its sole discretion and subject to a required minimum Seller production level of at least [***] EMBRAER 175 aircraft annually, [***] for [***]. The E175 Option Aircraft will be E175 Aircraft in the configuration described in Attachment “A19” and the Aircraft Basic Price shall be as provided in Article 3.1 unless, in each case, as otherwise agreed by amendment to the Purchase Agreement.

The E175 Option Aircraft will be supplied in accordance with the following terms and conditions:

21.1 [***]

21.2	The unit basic price of the E175 Option Aircraft shall be equal to the unit Aircraft Basic Price (the “E175 Option Aircraft Basic Price”).
21.3

The E175 Option Aircraft Basic Price shall be escalated according to the escalation formula subject of Attachment “D3” hereto, determining the E175 Option Aircraft purchase price (the “E175 Option Aircraft Purchase Price”).

21.4	The payment of the E175 Option Aircraft Purchase Price shall be made for each E175 Option Aircraft for which Buyer has exercised its option rights hereunder according to the following:

[***]

21.5

The option to purchase the E175 Option Aircraft shall be exercised in [***] groups of [***] E175 Option Aircraft each and [***] group of [***] E175 Option Aircraft (the “Option Group” for purposes of this Article 21.5) no later than [***] prior to [***] the first E175 Option Aircraft Contractual Delivery Date in such Option Group.

Amendment No. 41 to Purchase Agreement COM0028-13 COM0514-21	Page 6 of 9

AMENDMENT No. 41 TO PURCHASE AGREEMENT COM0028-13

[***] Any E175 Option Aircraft not exercised by Buyer as per the terms and conditions of this paragraph will automatically be converted to be an Original Purchase Right Aircraft and be subject to the terms and conditions of Article 22, [***] following such deemed conversion. The Parties shall promptly thereafter execute an amendment to the Purchase Agreement documenting the E175 Option Aircraft becoming Original Purchase Right Aircraft under Article 22.

21.1.6If the options are confirmed by Buyer as specified above, an amendment to the Purchase Agreement shall be executed by and between the Parties within [***] following the E175 Option Aircraft exercise date, confirming the E175 Option Aircraft as an Aircraft under this Agreement and setting forth any other mutually agreed upon the terms and conditions applicable to, if any, exclusively to the E175 Option Aircraft.

21.1.7Article 2.3.4 of Attachment “B” hereto sets forth the agreement regarding the product support package to be applied to the E175 Option Aircraft.”

8.	DELIVERY

Attachment “G” to the Purchase Agreement is hereby deleted and replaced in its entirety by Attachment “G” attached to this Amendment No. 41 . The Contractual Delivery Date of the Aircraft and the E175 Option Aircraft Contractual Delivery Date of the E175 Option Aircraft is, in each case, as provided in Attachment “G” attached hereto.

9.	EFFECTIVITY OF AMENDMENT No. 41

This Amendment No. 41 shall become effective if Buyer receives a written notice [***] in accordance with this Amendment No. 41. Buyer shall promptly provide Seller with a copy of such written notice from [***].

If such written notice is not provided by 11:59 pm (Eastern Time) on [***], then this Amendment No. 41 shall not be effective and be considered null and void, and of no force and effect.

For avoidance of doubt, Seller’s and Buyer’s rights and obligations under the current Purchase Agreement shall continue to be in full force and effect, with no changes until the effectiveness of this Amendment No.41, if it is the case.

Notwithstanding the foregoing, if the foregoing notice provided by [***], then, Buyer and Seller will amend the Agreement accordingly to reflect such [***].

10.	REINSTATEMENT OF PURCHASE AGREEMENT

All other provisions and conditions of the referenced Purchase Agreement, as well as its related Attachments and Letter Agreement, which are not specifically modified by this Amendment No. 41 shall remain in full force and effect without any change.

Amendment No. 41 to Purchase Agreement COM0028-13 COM0514-21	Page 7 of 9

AMENDMENT No. 41 TO PURCHASE AGREEMENT COM0028-13

11.	COUNTERPARTS

This Amendment No. 41 may be signed by the Parties hereto in any number of separate counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument and all of which when taken together shall constitute one and the same instrument.

This Amendment No. 41 may be signed by facsimile with originals duly signed to follow by an internationally recognized courier.

[INTENTIONALLY LEFT BLANK – SIGNATURE PAGE FOLLOWS]

Amendment No. 41 to Purchase Agreement COM0028-13 COM0514-21	Page 8 of 9

AMENDMENT No. 41 TO PURCHASE AGREEMENT COM0028-13

IN WITNESS WHEREOF, Seller and Buyer, by their duly authorized officers, have executed this Amendment No. 41 to be effective according to the terms and conditions stated in Article 9 of this Amendment No.41.

YABORÃ INDÚSTRIA		SKYWEST, INC.
AERONÁUTICA S.A.

By:	/s/ Marcelo Pereira Santiago	By:	/s/ Wade Steel
Name: Marcelo Pereira Santiago		Name: Wade Steel
Title: Vice President Contracts & Asset		Title: Chief Commercial Officer

By:	/s/ Marc Thomas Ahlgrimm
Name: Marc Thomas Ahlgrimm
Title: Director, Contracts Administration

Place: São José dos Campos, SP, Brazil		Place: St. George, Utah, USA

Amendment No. 41 to Purchase Agreement COM0028-13 COM0514-21	Page 9 of 9

ATTACHMENT “G” AIRCRAFT DELIVERY SCHEDULE

1.	Aircraft Delivery Schedule (ref. Purchase Agreement Article 5)

[***]

2.	Option Aircraft Delivery Schedule for the E175 Aircraft (ref. Purchase Agreement Article 21)

[***]

Attachment “G” to Amendment No.41 to Purchase Agreement COM0028-13 COM0514-21	Page 1 of 1

AMENDMENT No. 42 TO PURCHASE AGREEMENT COM0028-13

This Amendment No.42 (COM0133-22) (the “Amendment No. 42”) dated as of July 5th, 2022 is between EMBRAER S.A., a corporation existing under the laws of Brazil, with office at Avenida Brigadeiro Faria Lima, 2170, in the City of São José dos Campos, State of São Paulo, Brazil (“Seller”) and SKYWEST, INC. (“Buyer”), collectively referred to herein as the “Parties”, and constitutes an amendment and modification to Purchase Agreement COM0028-13 dated February 15, 2013 as amended and assigned from time to time (the “Purchase Agreement”).

All capitalized terms not otherwise defined herein shall have the same meaning when used herein as provided in the Purchase Agreement, and in case of any conflict between this Amendment No.42 and the Purchase Agreement, this Amendment No.42 shall control.

WHEREAS, as per Article 21.5 of the Purchase Agreement, the first and second Option Group of [***] E175 Option Aircraft each have been automatically converted into [***] E170+ Purchase Right Aircraft, therefore the purpose of this Amendment No. 42 is to amend and restate the related attachments.

WHEREAS, as per Article 11 of the Purchase Agreement, Seller has proposed and Buyer agreed to incorporate the options “5G filter” starting on Aircraft [***] and on, which as per Attachment G is the SkyWest/Delta Air Lines Aircraft [***] through [***] and SkyWest/Alaska Airlines Aircraft [***].

WHEREAS, as a consequence of this Amendment No. 42, Seller shall sell and deliver and Buyer shall purchase and take delivery of (i) [***] E175 Aircraft and (ii) [***] E170+ Aircraft. Buyer shall have the option to purchase up to [***] E175 Option Aircraft in accordance with Article 21 of the Purchase Agreement. In addition, Buyer shall have the right to purchase up to [***] Purchase Right Aircraft in accordance with Article 22 of the Purchase Agreement.

WHEREAS, the Parties have agreed to modify certain items of the Aircraft specific configuration.

NOW, THEREFORE, for good and valuable consideration, which is hereby acknowledged, Seller and Buyer hereby agree as follows:

1.	SUBJECT

Article 2 of the Purchase Agreement is hereby amended and restated as follows:

“Subject to the terms and conditions of this Agreement:

Amendment No. 42 to Purchase Agreement COM0028-13 COM0133-22	Page 1 of 8

AMENDMENT No. 42 TO PURCHASE AGREEMENT COM0028-13

2.1Seller shall sell and deliver and Buyer shall purchase and take delivery of [***] E175 Aircraft and [***] E170+ Aircraft;

2.2Seller shall provide to Buyer the Services and the Technical Publications as described in Attachment “B” to this Agreement; and

2.3Buyer shall have the option to purchase up to [***] E175 Option Aircraft in accordance with Article 21 of the Purchase Agreement. In addition, Buyer shall have the right to purchase up to [***] Purchase Right Aircraft in accordance with Article 22 of the Purchase Agreement.”

2.	DELIVERY

Attachment “G” to the Purchase Agreement is hereby deleted and replaced in its entirety by Attachment “G” attached to this Amendment No. 42. The Contractual Delivery Date of the Aircraft and the E175 Option Aircraft Contractual Delivery Date of the E175 Option Aircraft is, in each case, as provided in Attachment “G” attached hereto.

3.	OPTION AIRCRAFT

From the date hereof, Article 21 of the Purchase Agreement shall be deleted and replaced by the following:

“21. E175 Option Aircraft

“[***], Buyer shall have the option to purchase [***] E175 Option Aircraft, to be delivered in accordance with E175 Option Aircraft contractual delivery dates (each an “E175 Option Aircraft Contractual Delivery Date”) contained in Section 2 of Attachment “G” to this Agreement, subject to the existence of sufficient production capacity at Seller to comply with Buyer’s desirable delivery schedule as determined by Seller in its sole discretion and subject to a required minimum Seller production level of at least [***] EMBRAER 175 aircraft annually, [***] for years [***] through [***]. The E175 Option Aircraft will be E175 Aircraft in the configuration described in Attachment “A19” and the Aircraft Basic Price shall be as provided in Article 3.1 unless, in each case, as otherwise agreed by amendment to the Purchase Agreement.

The E175 Option Aircraft will be supplied in accordance with the following terms and conditions:

21.1 [***]

21.2The unit basic price of the E175 Option Aircraft shall be equal to the unit Aircraft Basic Price (the “E175 Option Aircraft Basic Price”).

Amendment No. 42 to Purchase Agreement COM0028-13 COM0133-22	Page 2 of 8

AMENDMENT No. 42 TO PURCHASE AGREEMENT COM0028-13

21.3The E175 Option Aircraft Basic Price shall be escalated according to the escalation formula subject of Attachment “D3” hereto, determining the E175 Option Aircraft purchase price (the “E175 Option Aircraft Purchase Price”).

21.4The payment of the E175 Option Aircraft Purchase Price shall be made for each E175 Option Aircraft for which Buyer has exercised its option rights hereunder according to the following:

[***]

21.5The option to purchase the E175 Option Aircraft shall be exercised in [***] groups of [***] E175 Option Aircraft each and [***] group of [***] E175 Option Aircraft (the “Option Group” for purposes of this Article 21.5) no later than [***] prior to [***] the first E175 Option Aircraft Contractual Delivery Date in such Option Group.

[***] Any E175 Option Aircraft not exercised by Buyer as per the terms and conditions of this paragraph will automatically be converted to be an Original Purchase Right Aircraft (as defined in Article 22 of this Amendment No. 42) and be subject to the terms and conditions of Article 22, [***] following such deemed conversion. The Parties shall promptly thereafter execute an amendment to the Purchase Agreement documenting the E175 Option Aircraft becoming Original Purchase Right Aircraft under Article 22.

21.6If the options are confirmed by Buyer as specified above, an amendment to the Purchase Agreement shall be executed by and between the Parties within [***] following the E175 Option Aircraft exercise date, confirming the E175 Option Aircraft as an Aircraft under this Agreement and setting forth any other mutually agreed upon the terms and conditions applicable to, if any, exclusively to the E175 Option Aircraft.

21.7Article 2.3.4 of Attachment “B” hereto sets forth the agreement regarding the product support package to be applied to the E175 Option Aircraft.”

4.	PURCHASE RIGHT AIRCRAFT

From the date hereof, Article 22 of the Purchase Agreement shall be deleted and replaced by the following:

“22. Purchase Right Aircraft

22.1Seller hereby grants Buyer the right to purchase up to [***] E170+ Aircraft (the “Original Purchase Right Aircraft”) and [***] additional E170+ Aircraft (the “Additional Purchase Right Aircraft”) (each Original Purchase Right Aircraft and each Additional Purchase Right Aircraft a “Purchase Right Aircraft”) configured as per Attachment “A13” and available to Buyer at the Aircraft Basic Price (as provided in Article 3.1 unless otherwise agreed following the effective date of Amendment No. 42) and on the same economic conditions that are applicable to the initial [***] Delta aircraft (referenced [***] to [***]) in Attachment “A13” to this Purchase Agreement (the “Purchase Right Basic Price”), which price for the Purchase Right Aircraft is subject to the escalation conditions contained in Attachment “D3”.

22.2Subject to no material default on the part of the Buyer having occurred and be continuing under this Agreement, the right to purchase each of the Original Purchase Right Aircraft shall

Amendment No. 42 to Purchase Agreement COM0028-13 COM0133-22	Page 3 of 8

AMENDMENT No. 42 TO PURCHASE AGREEMENT COM0028-13

be exercised in [***] groups of [***] Purchase Right Aircraft and [***] group of [***] Purchase Right Aircraft (the “Original Purchase Right Group” for the purposes of this Article 22), by means of a written notice (the “Exercise Notice”) from Buyer to Seller no later than [***] and each of the Additional Purchase Right Aircraft shall be exercised in [***] groups of [***] Purchase Right Aircraft (the “Additional Purchase Right Group” for the purposes of this Article 22) by means of an Exercise Notice from Buyer to Seller no later than [***]. The Exercise Notice shall furthermore contain Buyer’s desired delivery months for the Purchase Right Aircraft to be exercised, which shall not be later than [***] (“Purchase Right Aircraft Contractual Delivery Date”), and such right is subject to the existence of sufficient production capacity at Seller to comply with Buyer’s desirable delivery schedule as determined by Seller in its sole discretion and subject to a required minimum Seller production level of at least [***] EMBRAER 175 aircraft annually, [***] for years [***] through [***].

22.3If Seller has not received an Exercise Notice for any unexercised Original Purchase Right Group on or before [***], Buyer shall be deemed to have relinquished its right to acquire any unexercised Original Purchase Right Aircraft.

22.4If Seller has not received an Exercise Notice for any unexercised Additional Purchase Right Group on or before [***], Buyer shall be deemed to have relinquished its right to acquire any unexercised Additional Purchase Right Aircraft.

22.5Following receipt by Seller of the Exercise Notice, Seller shall inform Buyer if the desired Purchase Right Aircraft’s Contractual Delivery Date requested by Buyer is acceptable; otherwise, Seller shall inform Buyer the closest non-committed delivery position available for sale. If the desired Purchase Right Aircraft Contractual Delivery Date requested by Buyer is available as determined by Seller in its sole discretion, then Seller shall be obligated to provide Buyer with such delivery position.

22.6In the event Buyer and Seller agree to the new Purchase Right Aircraft Contractual Delivery Date and in order to secure the Purchase Right Aircraft delivery positions, [***].

22.7If the purchase rights are exercised by Buyer as specified above, and the Purchase Right Initial Deposit is paid by Buyer, an amendment to the Purchase Agreement shall be executed by and between the Parties within [***] of the date of the Exercise Notice, setting forth the specific terms and conditions applicable to such Purchase Right Aircraft. The Parties agree that the terms and conditions relating specifically to the Purchase Right Aircraft shall be substantially similar to and no less favorable to Buyer than those terms and conditions set forth in this Agreement and its Attachments.

22.8The provisions contained on Schedule “[***]” to Letter Agreement COM0029-13 and its related amendments (the “[***]” for the purpose of this Article 22) shall not apply to any Purchase Right Aircraft.

22.9If the Parties for any reason fail to execute the amendment referred to above, then the purchase right with respect to such aircraft shall be deemed relinquished, [***].

Amendment No. 42 to Purchase Agreement COM0028-13 COM0133-22	Page 4 of 8

AMENDMENT No. 42 TO PURCHASE AGREEMENT COM0028-13

5.	CONFIGURATION CHANGES TO THE AIRCRAFT

5.1. 5G Filter Addition

In accordance with Article 11 of the Purchase Agreement, Seller has proposed the change described on the SkyWest 175 -PMC/0010, duly accepted and signed by Buyer, related to the application of the optional “5G filter” to avoid the signal noise caused by 5G frequency on the radio altimeter system. Such change shall be incorporated starting on Aircraft [***] and on, which per Attachment G is the SkyWest/Delta Air Lines Aircraft [***] through [***] and SkyWest/Alaska Airlines Aircraft [***].

There shall be no change in the weight of the Aircraft as a consequence of the modifications described above.

As a result of the change described in this Article 1.1, the Aircraft Basic Price of the Aircraft [***].

6.	PRICE

As a result of the changes referred to in Article 5 above, Article 3 of the Purchase Agreement is hereby deleted and replaced as follows:

“3.1The Aircraft Basic Price for the E175 Aircraft and the E170+ Aircraft, as the case may be, in United States dollars, for each applicable Aircraft are [***]:

[***]

3.2The Services and Technical Publications and other services specified in Attachment “B” are to be provided [***]. Additional technical publications, as well as, other services shall be billed to Buyer in accordance with Seller’s rates, prevailing at the time Buyer places a purchase order for such additional technical publications or other services, [***].

3.3The Aircraft Basic Price for the E175 Aircraft shall be escalated as follows:

3.3.1For the E175 Aircraft [***] through and including aircraft [***] and for E175 Aircraft [***] referenced in Attachment “G” to this Agreement: according to the Escalation Formula and cap conditions as per Attachment “D” to the Purchase Agreement and cap conditions per the Letter Agreement COM0029-13 (as amended from time to time). Such price as escalated shall be the Aircraft Purchase Price with respect to such E175 Aircraft and it will be provided by Seller to Buyer [***] prior to each Aircraft Contractual Delivery Date.

3.3.2For the E175 Aircraft [***] through and including aircraft [***], for the E175 Aircraft [***] through and including aircraft [***], for the E175 Aircraft [***] through and including aircraft [***] and for the E175 Aircraft [***] through and including aircraft [***] referenced in Attachment “G” to this Agreement: according to the Escalation Formula and cap conditions as per Attachment “D1” to the Purchase Agreement (as amended from time to time). Such price as escalated shall be the

Amendment No. 42 to Purchase Agreement COM0028-13 COM0133-22	Page 5 of 8

AMENDMENT No. 42 TO PURCHASE AGREEMENT COM0028-13

Aircraft Purchase Price with respect to such E175 Aircraft and it will be provided by Seller to Buyer [***] prior to each Aircraft Contractual Delivery Date.

3.3.3For the E175 Aircraft [***] through and including aircraft [***], for the E175 Aircraft [***] through and including aircraft [***] and for the E175 Aircraft [***] referenced in Attachment “G” to this Agreement: according to the Escalation Formula and cap conditions as per Attachment “D2” to the Purchase Agreement (as amended from time to time). Such price as escalated shall be the Aircraft Purchase Price with respect to such E175 Aircraft and it will be provided by Seller to Buyer [***] prior to each Aircraft Contractual Delivery Date.

3.3.4For the E175 Aircraft [***] through and including aircraft [***] referenced in Attachment “G” to this Agreement: according to the Escalation Formula and cap conditions as per Attachment “D3” to the Purchase Agreement (as amended from time to time). Such price as escalated shall be the Aircraft Purchase Price with respect to such E175 Aircraft and it will be provided by Seller to Buyer [***] prior to each Aircraft Contractual Delivery Date.

3.4The Aircraft Basic Price for the E170+ Aircraft, shall be escalated as follows:

3.4.1For the E170+ Aircraft [***] through and including aircraft [***], for the E170+ Aircraft [***] through and including aircraft [***] and for the E170+ Aircraft [***] through and including aircraft [***] referenced in Attachment “G” to this Agreement: according to the Escalation Formula and cap conditions as per Attachment “D1” to the Purchase Agreement (as amended from time to time). Such price as escalated shall be the Aircraft Purchase Price with respect to such E170+ Aircraft and Seller will provide it to Buyer [***] prior to each Aircraft Contractual Delivery Date.

3.4.2For the E170+ Aircraft [***] through and including aircraft [***] referenced in Attachment “G” to this Agreement: according to the Escalation Formula and cap conditions as per Attachment “D2” to the Purchase Agreement (as amended from time to time). Such price, as escalated, shall be the Aircraft Purchase Price with respect to such E170+ Aircraft and Seller will provide it to Buyer [***] prior to each Aircraft Contractual Delivery Date.

3.5The Aircraft Basic Price offered to Buyer for the E170+ Aircraft is based on the assumption that if, at Buyer’s sole discretion, Buyer acquires a service bulletin to convert the [***] configuration as provided in Attachment “A13” to another configuration and it increases the number of seats, Buyer would acquire such service bulletin from Seller or would reimburse Seller as detailed in Article 4 of Amendment No. 16 to the Letter Agreement COM0029-13.”

Amendment No. 42 to Purchase Agreement COM0028-13 COM0133-22	Page 6 of 8

AMENDMENT No. 42 TO PURCHASE AGREEMENT COM0028-13

7.	REINSTATEMENT OF PURCHASE AGREEMENT

All other provisions and conditions of the referenced Purchase Agreement, as well as its related Attachments and Letter Agreement, which are not specifically modified by this Amendment No. 42 shall remain in full force and effect without any change.

8.	COUNTERPARTS

This Amendment No. 42 may be executed by the Parties hereto in any number of separate counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument and all of which when taken together shall constitute one and the same instrument.

This Amendment No. 42 may be signed and exchanged by e-mail attaching a copy of the signed Agreement in portable document format with originals to follow by an internationally recognized courier.

[SIGNATURE PAGE FOLLOWS]

Amendment No. 42 to Purchase Agreement COM0028-13 COM0133-22	Page 7 of 8

AMENDMENT No. 42 TO PURCHASE AGREEMENT COM0028-13

IN WITNESS WHEREOF, Seller and Buyer, by their duly authorized officers, have executed this Amendment No. 42 to be effective as of the date first written above.

EMBRAER S.A.		SKYWEST, INC.

By:	/s/ Marcelo Pereira Santiago	By:	/s/ Wade Steel

Name:	Marcelo Pereira Santiago	Name:	Wade Steel
Title:	Vice President Contracts & Asset Management	Title:	Chief Commercial Officer

By:	/s/ Marc Thomas Ahlgrimm

Name:	Marc Thomas Ahlgrimm
Title:	Director, Contracts Administration

Place:	São José dos Campos, SP, Brazil	Place:	St. George, Utah, USA

Amendment No. 42 to Purchase Agreement COM0028-13 COM0133-22	Page 8 of 8

ATTACHMENT “G” AIRCRAFT DELIVERY SCHEDULE

1.	Aircraft Delivery Schedule (ref. Purchase Agreement Article 5)

[***]

2.	Option Aircraft Delivery Schedule for the E175 Aircraft (ref. Purchase Agreement Article 21)

[***]

Attachment “G” to Amendment No.42 to Purchase Agreement COM0028-13 COM0133-22	Page 1 of 1

AMENDMENT No. 43 TO PURCHASE AGREEMENT COM0028-13

This Amendment No.43 (COM0244-22) (the “Amendment No. 43”) dated as of August 30, 2022 is between EMBRAER S.A., a corporation existing under the laws of Brazil, with office at Avenida Brigadeiro Faria Lima, 2170, in the City of São José dos Campos, State of São Paulo, Brazil (“Embraer”) and SKYWEST, INC. (“Buyer”), collectively referred to herein as the “Parties”, and constitutes an amendment and modification to Purchase Agreement COM0028-13 dated February 15, 2013 as amended and assigned from time to time (the “Purchase Agreement”).

All capitalized terms not otherwise defined herein shall have the same meaning when used herein as provided in the Purchase Agreement, and in case of any conflict between this Amendment No.43 and the Purchase Agreement, this Amendment No.43 shall control.

WHEREAS, Buyer has requested and Embraer has agreed to postpone the Contractual Delivery Date of certain SkyWest/Alaska Airlines Aircraft;

WHEREAS, in [***] as provided herein.

NOW, THEREFORE, for good and valuable consideration, which is hereby acknowledged, Embraer and Buyer hereby agree as follows:

1.	DELIVERY

The Attachment “G” to the Purchase Agreement is hereby deleted and replaced in its entirety by Attachment “G” attached to this Amendment No. 43. The Contractual Delivery Date of the Aircraft and the E175 Option Aircraft Contractual Delivery Date of the E175 Option Aircraft is, in each case, as provided in Attachment “G” attached hereto.

2.	[***]
3.	REINSTATEMENT OF PURCHASE AGREEMENT

All other provisions and conditions of the referenced Purchase Agreement, as well as its related Attachments and Letter Agreement, which are not specifically modified by this Amendment No. 43 shall remain in full force and effect without any change.

4.	COUNTERPARTS

This Amendment No. 43 may be executed by the Parties hereto in any number of separate counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument and all of which when taken together shall constitute one and the same instrument.

Amendment No. 43 to Purchase Agreement COM0028-13 COM0244-22	Page 1 of 3

AMENDMENT No. 43 TO PURCHASE AGREEMENT COM0028-13

This Amendment No. 43 may be signed and exchanged by e-mail attaching a copy of the signed Agreement in portable document format with originals to follow by an internationally recognized courier.

[SIGNATURE PAGE FOLLOWS]

Amendment No. 43 to Purchase Agreement COM0028-13 COM0244-22	Page 2 of 3

AMENDMENT No. 43 TO PURCHASE AGREEMENT COM0028-13

IN WITNESS WHEREOF, Embraer and Buyer, by their duly authorized officers, have executed this Amendment No. 43 to be effective as of the date first written above.

EMBRAER S.A.		SKYWEST, INC.

By:	/s/ Marcelo Pereira Santiago	By:	/s/ Wade Steel

Name:	Marcelo Pereira Santiago	Name:	Wade Steel
Title:	VP Contracts & Asset Mgmt	Title:	Chief Commercial Officer

By:	/s/ Marc Thomas Ahlgrimm

Name:	Marc Thomas Ahlgrimm
Title:	Director, Contracts Administration

Place:	São José dos Campos, SP, Brazil	Place:	St. George, Utah, USA

Amendment No. 43 to Purchase Agreement COM0028-13 COM0244-22	Page 3 of 3

ATTACHMENT “G” AIRCRAFT DELIVERY SCHEDULE

1.	Aircraft Delivery Schedule (ref. Purchase Agreement Article 5)

[***]

2.	Option Aircraft Delivery Schedule for the E175 Aircraft (ref. Purchase Agreement Article 21)

[***]

Attachment “G” to Amendment No.43 to Purchase Agreement COM0028-13 COM0244-22	Page 1 of 1

AMENDMENT No. 44 TO PURCHASE AGREEMENT COM0028-13

This Amendment No.44 (COM0255-22) (the “Amendment No. 44”) dated as of September 30th, 2022 is between EMBRAER S.A., a corporation existing under the laws of Brazil, with office at Avenida Brigadeiro Faria Lima, 2170, in the City of São José dos Campos, State of São Paulo, Brazil (“Embraer”) and SKYWEST, INC. (“Buyer”), collectively referred to herein as the “Parties”, and constitutes an amendment and modification to Purchase Agreement COM0028-13 dated February 15, 2013 as amended and assigned from time to time (the “Purchase Agreement”).

All capitalized terms not otherwise defined herein shall have the same meaning when used herein as provided in the Purchase Agreement, and in case of any conflict between this Amendment No.44 and the Purchase Agreement, this Amendment No.44 shall control.

WHEREAS, Buyer has requested and Embraer has agreed to [***] of certain SkyWest/Delta Air Lines Aircraft;

WHEREAS, in [***] as provided herein.

WHEREAS, as per Article 21.5 of the Purchase Agreement, the first Option Group of [***] E175 Option Aircraft has been automatically converted into [***] E170+ Purchase Right Aircraft and the second Option Group of [***] E175 Option Aircraft will be automatically converted into [***] E170+ Purchase Right Aircraft on [***] and the Parties have agreed to reflect such conversion in this Amendment No. 44, therefore the purpose of this Amendment No. 44 is to amend and restate the related attachments.

NOW, THEREFORE, for good and valuable consideration, which is hereby acknowledged, Embraer and Buyer hereby agree as follows:

1.	SUBJECT

Article 2 of the Purchase Agreement is hereby amended and restated as follows: “Subject to the terms and conditions of this Agreement:

2.1Seller shall sell and deliver and Buyer shall purchase and take delivery of [***] E175 Aircraft and [***] E170+ Aircraft;

2.2Seller shall provide to Buyer the Services and the Technical Publications as described in Attachment “B” to this Agreement; and

2.3Buyer shall have the option to purchase up to [***] E175 Option Aircraft in accordance with Article 21 of the Purchase Agreement. In addition, Buyer shall have the

Amendment No. 44 to Purchase Agreement COM0028-13 COM0255-22	Page 1 of 6

AMENDMENT No. 44 TO PURCHASE AGREEMENT COM0028-13

right to purchase up to [***] Purchase Right Aircraft in accordance with Article 22 of the Purchase Agreement.”

2.	DELIVERY

The Attachment “G” to the Purchase Agreement is hereby deleted and replaced in its entirety by Attachment “G” attached to this Amendment No. 44. The Contractual Delivery Date of the Aircraft and the E175 Option Aircraft Contractual Delivery Date of the E175 Option Aircraft is, in each case, as provided in Attachment “G” attached hereto. For the avoidance of doubt, the postponed Contractual Delivery Dates of the [***] SkyWest/Delta Air Lines Aircraft referenced in Article 3 of this Amendment No. 44 below is reflected in the Attachment “G” as amended herein.

3.	[***]
4.	OPTION AIRCRAFT

From the date hereof, Article 21 of the Purchase Agreement shall be deleted and replaced by the following:

“21. E175 Option Aircraft

“[***], Buyer shall have the option to purchase [***] E175 Option Aircraft, to be delivered in accordance with E175 Option Aircraft contractual delivery dates (each an “E175 Option Aircraft Contractual Delivery Date”) contained in Section 2 of Attachment “G” to this Agreement, subject to the existence of sufficient production capacity at Seller to comply with Buyer’s desirable delivery schedule as determined by Seller in its sole discretion and subject to a required minimum Seller production level of at least [***] EMBRAER 175 aircraft annually, [***] for years [***] through[***]. The E175 Option Aircraft will be E175 Aircraft in the configuration described in Attachment “A19” and the Aircraft Basic Price shall be as provided in Article 3.1 unless, in each case, as otherwise agreed by amendment to the Purchase Agreement.

The E175 Option Aircraft will be supplied in accordance with the following terms and conditions:

21.1 [***]

21.2The unit basic price of the E175 Option Aircraft shall be equal to the unit Aircraft Basic Price (the “E175 Option Aircraft Basic Price”).

21.3The E175 Option Aircraft Basic Price shall be escalated according to the escalation formula subject of Attachment “D3” hereto, determining the E175 Option Aircraft purchase price (the “E175 Option Aircraft Purchase Price”).

Amendment No. 44 to Purchase Agreement COM0028-13 COM0255-22	Page 2 of 6

AMENDMENT No. 44 TO PURCHASE AGREEMENT COM0028-13

21.4The payment of the E175 Option Aircraft Purchase Price shall be made for each E175 Option Aircraft for which Buyer has exercised its option rights hereunder according to the following:

[***]

21.5The option to purchase the E175 Option Aircraft shall be exercised in [***] groups of [***] E175 Option Aircraft each and [***] group of [***] E175 Option Aircraft (the “Option Group” for purposes of this Article 21.5) no later than [***] prior to [***] the first E175 Option Aircraft Contractual Delivery Date in such Option Group.

[***] Any E175 Option Aircraft not exercised by Buyer as per the terms and conditions of this paragraph will automatically be converted to be an Original Purchase Right Aircraft (as defined in Article 22 of this Amendment No. 44) and be subject to the terms and conditions of Article 22, [***] following such deemed conversion. The Parties shall promptly thereafter execute an amendment to the Purchase Agreement documenting the E175 Option Aircraft becoming Original Purchase Right Aircraft under Article 22.

21.6If the options are confirmed by Buyer as specified above, an amendment to the Purchase Agreement shall be executed by and between the Parties within [***] following the E175 Option Aircraft exercise date, confirming the E175 Option Aircraft as an Aircraft under this Agreement and setting forth any other mutually agreed upon the terms and conditions applicable to, if any, exclusively to the E175 Option Aircraft.

21.7Article 2.3.4 of Attachment “B” hereto sets forth the agreement regarding the product support package to be applied to the E175 Option Aircraft.”

5.	PURCHASE RIGHT AIRCRAFT

From the date hereof, Article 22 of the Purchase Agreement shall be deleted and replaced by the following:

“22. Purchase Right Aircraft

22.1Seller hereby grants Buyer the right to purchase up to [***] E170+ Aircraft (the “Original Purchase Right Aircraft”) and [***] additional E170+ Aircraft (the “Additional Purchase Right Aircraft”) (each Original Purchase Right Aircraft and each Additional Purchase Right Aircraft a “Purchase Right Aircraft”) configured as per Attachment “A13” and available to Buyer at the Aircraft Basic Price (as provided in Article 3.1 unless otherwise agreed following the effective date of Amendment No. 44) and on the same economic conditions that are applicable to the initial [***] Delta aircraft (referenced [***] to [***]) in Attachment “A13” to this Purchase Agreement (the “Purchase Right Basic Price”), which price for the Purchase Right Aircraft is subject to the escalation conditions contained in Attachment “D3”.

22.2Subject to no material default on the part of the Buyer having occurred and be continuing under this Agreement, the right to purchase each of the Original Purchase Right Aircraft shall be exercised in [***] groups of [***] Purchase Right Aircraft and [***] group of [***] Purchase Right Aircraft (the “Original Purchase Right Group” for the purposes of this Article 22), by means of a written notice (the “Exercise Notice”) from Buyer to Seller no later than [***] and

Amendment No. 44 to Purchase Agreement COM0028-13 COM0255-22	Page 3 of 6

AMENDMENT No. 44 TO PURCHASE AGREEMENT COM0028-13

each of the Additional Purchase Right Aircraft shall be exercised in [***] groups of [***] Purchase Right Aircraft (the “Additional Purchase Right Group” for the purposes of this Article 22) by means of an Exercise Notice from Buyer to Seller no later than [***]. The Exercise Notice shall furthermore contain Buyer’s desired delivery months for the Purchase Right Aircraft to be exercised, which shall not be later than [***] (“Purchase Right Aircraft Contractual Delivery Date”), and such right is subject to the existence of sufficient production capacity at Seller to comply with Buyer’s desirable delivery schedule as determined by Seller in its sole discretion and subject to a required minimum Seller production level of at least [***] EMBRAER 175 aircraft annually, [***] for years [***] through [***].

22.3If Seller has not received an Exercise Notice for any unexercised Original Purchase Right Group on or before [***], Buyer shall be deemed to have relinquished its right to acquire any unexercised Original Purchase Right Aircraft.

22.4If Seller has not received an Exercise Notice for any unexercised Additional Purchase Right Group on or before [***], Buyer shall be deemed to have relinquished its right to acquire any unexercised Additional Purchase Right Aircraft.

22.5Following receipt by Seller of the Exercise Notice, Seller shall inform Buyer if the desired Purchase Right Aircraft’s Contractual Delivery Date requested by Buyer is acceptable; otherwise, Seller shall inform Buyer the closest non-committed delivery position available for sale. If the desired Purchase Right Aircraft Contractual Delivery Date requested by Buyer is available as determined by Seller in its sole discretion, then Seller shall be obligated to provide Buyer with such delivery position.

22.6In the event Buyer and Seller agree to the new Purchase Right Aircraft Contractual Delivery Date and in order to secure the Purchase Right Aircraft delivery positions, [***].

22.7If the purchase rights are exercised by Buyer as specified above, and the Purchase Right Initial Deposit is paid by Buyer, an amendment to the Purchase Agreement shall be executed by and between the Parties within [***] of the date of the Exercise Notice, setting forth the specific terms and conditions applicable to such Purchase Right Aircraft. The Parties agree that the terms and conditions relating specifically to the Purchase Right Aircraft shall be substantially similar to and no less favorable to Buyer than those terms and conditions set forth in this Agreement and its Attachments.

22.8The provisions contained on Schedule “[***]” to Letter Agreement COM0029-13 and its related amendments (the “[***]” for the purpose of this Article 22) shall not apply to any Purchase Right Aircraft.

22.9If the Parties for any reason fail to execute the amendment referred to above, then the purchase right with respect to such aircraft shall be deemed relinquished, [***].

6.	REINSTATEMENT OF PURCHASE AGREEMENT

All other provisions and conditions of the referenced Purchase Agreement, as well as its related Attachments and Letter Agreement, which are not specifically modified by this Amendment No. 44 shall remain in full force and effect without any change.

Amendment No. 44 to Purchase Agreement COM0028-13 COM0255-22	Page 4 of 6

AMENDMENT No. 44 TO PURCHASE AGREEMENT COM0028-13

7.	COUNTERPARTS

This Amendment No. 44 may be executed by the Parties hereto in any number of separate counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument and all of which when taken together shall constitute one and the same instrument.

This Amendment No. 44 may be signed and exchanged by e-mail attaching a copy of the signed Agreement in portable document format with originals to follow by an internationally recognized courier.

[SIGNATURE PAGE FOLLOWS]

Amendment No. 44 to Purchase Agreement COM0028-13 COM0255-22	Page 5 of 6

AMENDMENT No. 44 TO PURCHASE AGREEMENT COM0028-13

IN WITNESS WHEREOF, Embraer and Buyer, by their duly authorized officers, have executed this Amendment No. 44 to be effective as of the date first written above.

EMBRAER S.A.		SKYWEST, INC.

By:	/s/ Marcelo Pereira Santiago	By:	/s/ Wade Steel

Name:	Marcelo Pereira Santiago	Name:	Wade Steel
Title:	VP Contracts & Asset Mgmt	Title:	Chief Commercial Officer

By:	/s/ Marc Thomas Ahlgrimm

Name:	Marc Thomas Ahlgrimm
Title:	Director, Contracts Administration

Place:	São José dos Campos, SP, Brazil	Place:	St. George, Utah, USA

Amendment No. 44 to Purchase Agreement COM0028-13 COM0255-22	Page 6 of 6

ATTACHMENT “G” AIRCRAFT DELIVERY SCHEDULE

1.	Aircraft Delivery Schedule (ref. Purchase Agreement Article 5)

[***]

2.	Option Aircraft Delivery Schedule for the E175 Aircraft (ref. Purchase Agreement Article 21)

[***]

Attachment “G” to Amendment No.44 to Purchase Agreement COM0028-13 COM0255-22	Page 1 of 1

AMENDMENT No. 45 TO PURCHASE AGREEMENT COM0028-13

This Amendment No.45 (COM0058-23) (the “Amendment No. 45”) dated as of August 09, 2023 is between EMBRAER S.A., a corporation existing under the laws of Brazil, with office at Avenida Brigadeiro Faria Lima, 2170, in the City of São José dos Campos, State of São Paulo, Brazil (“Embraer”) and SKYWEST, INC. (“Buyer”), collectively referred to herein as the “Parties”, and constitutes an amendment and modification to Purchase Agreement COM0028-13 dated February 15, 2013 as amended and assigned from time to time (the “Purchase Agreement”).

All capitalized terms not otherwise defined herein shall have the same meaning when used herein as provided in the Purchase Agreement, and in case of any conflict between this Amendment No.45 and the Purchase Agreement, this Amendment No.45 shall control.

WHEREAS, as per Article 21.5 of the Purchase Agreement, the [***] E175 Option Aircraft have been automatically converted into [***] Original Purchase Right Aircraft.

WHEREAS, Buyer informed Embraer that Buyer wishes to exercise [***] Additional Purchase Right Aircraft, configured as per Attachment A20 (each an “SkyWest/United-Aspen Aircraft” or “E170+ SkyWest/United-Aspen Aircraft”).

WHEREAS, Buyer and Embraer agree to convert the remaining Original Purchase Right Aircraft and Additional Purchase Right Aircraft to Purchase Right Aircraft.

WHEREAS, as a consequence of this Amendment No. 45, Embraer shall sell and deliver and Buyer shall purchase and take delivery of (i) [***] E175 Aircraft (as defined below), and (ii) [***] E170+ Aircraft (as defined below). Buyer shall have the right to purchase up to [***] Purchase Right Aircraft in accordance with Article 22 of the Purchase Agreement.

NOW, THEREFORE, for good and valuable consideration, which is hereby acknowledged, Embraer and Buyer hereby agree as follows:

1.	INTERPRETATION

As a result of the exercise above, Article 1.1.4 of the Purchase Agreement is hereby amended and restated to reflect the related changes, as follows:

“1.1.4. “Aircraft”: shall mean, (i) with respect to referenced aircraft [***] through and including aircraft [***], aircraft referenced [***] through and including [***], aircraft referenced [***] through and including [***], aircraft referenced [***] through and including [***], aircraft referenced [***] through and including [***] in Attachment “G” to this Agreement, together with the E175 Option Aircraft, the EMBRAER 175 LR ([***]) aircraft manufactured by Embraer according to Attachments “A” through “A12”, “A14”, “A15”, “A16”, “A18”and “A19” as may be amended or supplemented from time to time, as the case may be, for sale to Buyer pursuant to this Agreement, equipped with two

Amendment No. 45 to Purchase Agreement COM0028-13 COM0058-23	Page 1 of 8

AMENDMENT No. 45 TO PURCHASE AGREEMENT COM0028-13

engines identified therein (or, where there is more than one of such aircraft, each of such aircraft) (sometimes hereinafter, the “E175 Aircraft”); and (ii) with respect to referenced aircraft [***] through and including aircraft [***], referenced aircraft [***] through and including aircraft [***], referenced aircraft [***] through and including aircraft [***], referenced aircraft [***] through and including aircraft [***], and referenced aircraft [***] through and including aircraft [***] in Attachment “G” to this Purchase Agreement, together with the Purchase Right Aircraft, the EMBRAER 170+ ([***]) aircraft manufactured by Embraer according to Attachments “A13”, “A17” and “A20”, as may be amended or supplemented from time to time, for sale to Buyer pursuant to this Agreement, equipped with two engines identified therein (or, where there is more than one of such aircraft, each of such aircraft) (all such aircraft described in this clause (i)  sometimes hereinafter, the “E170+ Aircraft”).

Notwithstanding the foregoing, the E170+ Aircraft which are referenced aircraft [***] through and including aircraft [***] (“E170+ Group 1 Aircraft”) shall have at delivery [***]

The E170+ Aircraft which are referenced aircraft [***] through and including aircraft [***] and referenced aircraft [***] through and including aircraft [***] (“E170+ Group 2 Aircraft”) had at delivery [***].

The E170+ Aircraft which are referenced aircraft [***] through and including aircraft [***], and referenced aircraft [***] through and including aircraft [***], (“E170+ Group 3 Aircraft”) shall at delivery [***].

The E170+ Aircraft which are referenced aircraft [***] through and including aircraft [***], (“E170+ Group 4 Aircraft”) shall at delivery [***].

For the avoidance of doubt if, at Buyer’s sole discretion, Buyer desires to acquire a service bulletin to convert the [***] configuration as provided in Attachment “A13” or Attachment “A17” or Attachment A20 to another configuration and it increases the number of seats, Buyer would acquire such service bulletin from Embraer or would reimburse Embraer as detailed in Article 4 of Amendment No. 16 to the Letter Agreement COM0029-13.”

2.SUBJECT

Article 2 of the Purchase Agreement is hereby amended and restated as follows:

“Subject to the terms and conditions of this Agreement:

Amendment No. 45 to Purchase Agreement COM0028-13 COM0058-23	Page 2 of 8

AMENDMENT No. 45 TO PURCHASE AGREEMENT COM0028-13

2.1Embraer shall sell and deliver, and Buyer shall purchase and take delivery of [***] E175 Aircraft and [***] E170+ Aircraft;

2.2Embraer shall provide to Buyer the Services and the Technical Publications as described in Attachment “B” to this Agreement; and

2.3Buyer shall have the right to purchase up to [***] Purchase Right Aircraft in accordance with Article 22 of the Purchase Agreement.”

3.PRICE

As a result of the changes referred to in Article above, the entire Article 3 of the Purchase Agreement is hereby deleted and replaced as follows:

“3.1The Aircraft Basic Price for the E175 Aircraft and the E170+ Aircraft, as the case may be, in United States dollars, for each applicable Aircraft are [***]:

[***]

3.2The Services and Technical Publications and other services specified in Attachment “B” are to be provided [***]. Additional technical publications, as well as other services shall be billed to Buyer in accordance with Embraer’s rates, prevailing at the time Buyer places a purchase order for such additional technical publications or other services, [***].

3.3	The Aircraft Basic Price for the E175 Aircraft shall be escalated as follows:

3.3.1For the E175 Aircraft [***] through and including aircraft [***] and for E175 Aircraft [***] referenced in Attachment “G” to this Agreement: according to the Escalation Formula and cap conditions as per Attachment “D” to the Purchase Agreement and cap conditions per the Letter Agreement COM0029-13 (as amended from time to time). Such price as escalated shall be the Aircraft Purchase Price with respect to such E175 Aircraft and it will be provided by Embraer to Buyer [***] prior to each Aircraft Contractual Delivery Date.

3.3.2For the E175 Aircraft [***] through and including aircraft [***], for the E175 Aircraft [***] through and including aircraft [***], for the E175 Aircraft [***] through and including aircraft [***] and for the E175 Aircraft [***] through and including aircraft [***] referenced in Attachment “G” to this Agreement: according to the Escalation Formula and cap conditions as per Attachment “D1” to the Purchase Agreement (as amended from time to time). Such price as escalated shall be the Aircraft Purchase Price with respect to such E175 Aircraft and it will be provided by Embraer to Buyer [***] prior to each Aircraft Contractual Delivery Date.

3.3.3For the E175 Aircraft [***] through and including aircraft [***], for the E175 Aircraft [***] through and including aircraft [***] and for the E175 Aircraft [***]

Amendment No. 45 to Purchase Agreement COM0028-13 COM0058-23	Page 3 of 8

AMENDMENT No. 45 TO PURCHASE AGREEMENT COM0028-13

referenced in Attachment “G” to this Agreement: according to the Escalation Formula and cap conditions as per Attachment “D2” to the Purchase Agreement (as amended from time to time). Such price as escalated shall be the Aircraft Purchase Price with respect to such E175 Aircraft and it will be provided by Embraer to Buyer [***] prior to each Aircraft Contractual Delivery Date.

3.3.4For the E175 Aircraft [***] through and including aircraft [***] referenced in Attachment “G” to this Agreement: according to the Escalation Formula and cap conditions as per Attachment “D3” to the Purchase Agreement (as amended from time to time). Such price as escalated shall be the Aircraft Purchase Price with respect to such E175 Aircraft and it will be provided by Embraer to Buyer [***] prior to each Aircraft Contractual Delivery Date.

3.4	The Aircraft Basic Price for the E170+ Aircraft, shall be escalated as follows:

3.4.1For the E170+ Aircraft [***] through and including aircraft [***], for the E170+ Aircraft [***] through and including aircraft [***] and for the E170+ Aircraft [***] through and including aircraft [***] referenced in Attachment “G” to this Agreement: according to the Escalation Formula and cap conditions as per Attachment “D1” to the Purchase Agreement (as amended from time to time). Such price as escalated shall be the Aircraft Purchase Price with respect to such E170+ Aircraft and Embraer will provide it to Buyer [***] prior to each Aircraft Contractual Delivery Date.

3.4.2For the E170+ Aircraft [***] through and including aircraft [***] referenced in Attachment “G” to this Agreement: according to the Escalation Formula and cap conditions as per Attachment “D2” to the Purchase Agreement (as amended from time to time). Such price, as escalated, shall be the Aircraft Purchase Price with respect to such E170+ Aircraft and Embraer will provide it to Buyer [***] prior to each Aircraft Contractual Delivery Date.

3.4.3For the E170+ Aircraft [***] through and including aircraft [***] referenced in Attachment “G” to this Agreement: according to the Escalation Formula and cap conditions as per Attachment “D3” to the Purchase Agreement (as amended from time to time). Such price, as escalated, shall be the Aircraft Purchase Price with respect to such E170+ Aircraft and Embraer will provide it to Buyer [***] prior to each Aircraft Contractual Delivery Date.

3.5The Aircraft Basic Price offered to Buyer for the E170+ Aircraft is based on the assumption that if, at Buyer’s sole discretion, Buyer acquires a service bulletin to convert the [***] configuration as provided in Attachment “A13” to another configuration and it increases the number of seats, Buyer would acquire such service bulletin from Embraer or would reimburse Embraer as detailed in Article 4 of Amendment No. 16 to the Letter Agreement COM0029-13.”

4.PAYMENT

Amendment No. 45 to Purchase Agreement COM0028-13 COM0058-23	Page 4 of 8

AMENDMENT No. 45 TO PURCHASE AGREEMENT COM0028-13

4.1Article 4.1 of Amendment No. 41 to the Purchase Agreement COM0028-13 shall be amended and restated as follows:

“Solely with respect to the [***] through [***], Article [***] of Amendment No. 45 shall be applicable in substitution of the Articles [***] of the Purchase Agreement, as follows:

The Aircraft Purchase Price for the Aircraft [***] through [***] shall be paid by Buyer, as follows:

[***]

5.	ATTACHMENTS CHANGE

For purposes of clarity, as to each of the E175 Aircraft and E170+ Aircraft, the applicable Attachment “[***]” is as provided below, as such Attachment “[***]” may be amended from time to time:

[***]

6.	OPTION AIRCRAFT

From the date hereof, Article 21 of the Purchase Agreement shall be deleted and replaced by the following:

“21. RESERVED”

7.	PURCHASE RIGHT AIRCRAFT

From the date hereof, Article 22 of the Purchase Agreement shall be deleted and replaced by the following:

“22. Purchase Right Aircraft

22.1Embraer hereby grants Buyer the right to purchase up to [***] E170+ Aircraft (the “Purchase Right Aircraft”) configured as per Attachment “A13” and available to Buyer at the Aircraft Basic Price (as provided in Article 3.1 unless otherwise agreed following the effective date of Amendment No. 45) and on the same economic conditions that are applicable to the initial [***] Delta aircraft (referenced [***] to [***]) in Attachment “A13” to this Purchase Agreement (the “Purchase Right Basic Price”), which price for the Purchase Right Aircraft is subject to the escalation conditions contained in Attachment “D4”.

Amendment No. 45 to Purchase Agreement COM0028-13 COM0058-23	Page 5 of 8

AMENDMENT No. 45 TO PURCHASE AGREEMENT COM0028-13

22.2Subject to no material default on the part of the Buyer having occurred and be continuing under this Agreement, the right to purchase each of the Purchase Right Aircraft shall be exercised in groups of [***] Purchase Right Aircraft and [***] group of [***] Purchase Right Aircraft (the “Purchase Right Group” for the purposes of this Article 22), by means of a written notice from Buyer to Embraer no later than [***] (the “Exercise Notice”). The Exercise Notice shall furthermore contain Buyer’s desired delivery months for the Purchase Right Aircraft to be exercised, which shall not be later than [***] (“Purchase Right Aircraft Contractual Delivery Date”), and such right is subject to the existence of sufficient production capacity at Embraer to comply with Buyer’s desirable delivery schedule as determined by Embraer in its sole discretion and subject to a required minimum Embraer production level of at least [***] EMBRAER 175 aircraft annually, [***] for years [***] through [***].

22.3If Embraer has not received an Exercise Notice for any unexercised Purchase Right Group on or before [***], Buyer shall be deemed to have relinquished its right to acquire any unexercised Purchase Right Aircraft.

22.4Following receipt by Embraer of the Exercise Notice, Embraer shall inform Buyer if the desired Purchase Right Aircraft’s Contractual Delivery Date requested by Buyer is acceptable; otherwise, Embraer shall inform Buyer the closest non-committed delivery position available for sale. If the desired Purchase Right Aircraft Contractual Delivery Date requested by Buyer is available as determined by Embraer in its sole discretion, then Embraer shall be obligated to provide Buyer with such delivery position.

22.5In the event Buyer and Embraer agree to the new Purchase Right Aircraft Contractual Delivery Date and in order to secure the Purchase Right Aircraft delivery positions, [***].

22.6If the purchase rights are exercised by Buyer as specified above, and the Purchase Right Initial Deposit is paid by Buyer, an amendment to the Purchase Agreement shall be executed by and between the Parties within [***] of the date of the Exercise Notice, setting forth the specific terms and conditions applicable to such Purchase Right Aircraft. The Parties agree that the terms and conditions relating specifically to the Purchase Right Aircraft shall be substantially similar to and no less favorable to Buyer than those terms and conditions set forth in this Agreement and its Attachments.

22.7The provisions contained on Schedule “[***]” to Letter Agreement COM0029-13 and its related amendments (the “[***]” for the purpose of this Article 22) shall not apply to any Purchase Right Aircraft.

22.8If the Parties for any reason fail to execute the amendment referred to above, then the purchase right with respect to such aircraft shall be deemed relinquished, [***].”

8.	DELIVERY

Attachment “G” to the Purchase Agreement is hereby deleted and replaced in its entirety by Attachment “G” attached to this Amendment No. 45. The Contractual Delivery Date of the Aircraft is as provided in Attachment “G” attached hereto.

9.	REINSTATEMENT OF PURCHASE AGREEMENT

Amendment No. 45 to Purchase Agreement COM0028-13 COM0058-23	Page 6 of 8

AMENDMENT No. 45 TO PURCHASE AGREEMENT COM0028-13

All other provisions and conditions of the referenced Purchase Agreement, as well as its related Attachments and Letter Agreement, which are not specifically modified by this Amendment No. 45 shall remain in full force and effect without any change.

10.	COUNTERPARTS

This Amendment No. 45 may be executed by the Parties hereto in any number of separate counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument and all of which when taken together shall constitute one and the same instrument.

This Amendment No. 45 may be signed and exchanged by e-mail attaching a copy of the signed Agreement in portable document format with originals to follow by an internationally recognized courier.

[SIGNATURE PAGE FOLLOWS]

Amendment No. 45 to Purchase Agreement COM0028-13 COM0058-23	Page 7 of 8

AMENDMENT No. 45 TO PURCHASE AGREEMENT COM0028-13

IN WITNESS WHEREOF, Embraer and Buyer, by their duly authorized officers, have executed this Amendment No. 45 to be effective on the date first written above.

EMBRAER S.A.		SKYWEST, INC.

By:	/s/ Marcelo Pereira Santiago	By:	/s/ Wade Steel

Name:	Marcelo Pereira Santiago	Name:	Wade Steel
Title:	VP Contracts & Asset Mgmt	Title:	Chief Commercial Officer

By:	/s/ Marc Thomas Ahlgrimm

Name:	Marc Thomas Ahlgrimm
Title:	Director, Contracts Administration

Place:	São José dos Campos, SP, Brazil	Place:	St. George, Utah, USA

Amendment No. 45 to Purchase Agreement COM0028-13 COM0058-23	Page 8 of 8

ATTACHMENT A20 – ASE EMBRAER 175 AIRCRAFT CONFIGURATION (E170+ SkyWest/United- Aspen Aircraft)

1.	STANDARD AIRCRAFT

The Aircraft EMBRAER 170+ (certification designation ERJ 170-200 LL) shall be manufactured according to [***] although not attached hereto, is incorporated herein by reference, and (ii) the characteristics described in the items below.

2.	OPTIONAL EQUIPMENT:

[***]

3.	FINISHING

The Aircraft will be delivered to Buyer as follows:

3.1	EXTERIOR FINISHING:

The fuselage of the Aircraft shall be painted according to Buyer’s colour and paint scheme, which shall be supplied to Embraer by Buyer on or before [***] prior to the first Aircraft Contractual Delivery Date. The wings and the horizontal stabilizer shall be supplied in the standard colours, i.e., grey BAC707.

The choices of colour and paint scheme made by Buyer shall apply to all Aircraft, unless Buyer provides written notice of a new colour and paint scheme not less than [***] prior to the relevant Aircraft Contractual Delivery Date.

3.2	INTERIOR FINISHING:

Buyer shall inform Embraer during the customer check list definition (“CCL”), to be held no later than [***] prior to the applicable Aircraft Contractual Delivery Date, of its choice of materials and colours of all and any item of interior finishing such as seat covers, carpet, floor lining on galley areas, side walls and overhead lining, galley lining and curtain, from the choices offered by and available at Embraer. In case Buyer opts to use different materials and/or patterns, Embraer will submit to Buyer a Proposal of Major Change (“PMC”) describing the impacts of such option, if any. Should Buyer not approve such PMC, the interior shall be built according to the choices offered by and  available at Embraer.

Once defined, for the applicable CCL the choices of interior finishing made by Buyer shall apply to all applicable Aircraft. If Buyer requires an interior finishing for any Aircraft that is different from the original one informed to Embraer, Buyer shall present a written request to Embraer not less than [***] prior to the relevant Aircraft Contractual Delivery Date and Embraer will submit the relevant quotation to the approval of Buyer within [***] from the date such request is received by Embraer. Should Buyer not approve the quotation, the interior of relevant Aircraft shall be built according to the original choice of Buyer.

Attachment “A20” to Amendment No. 45 to Purchase Agreement COM0028-13	Page 1 of 3

ATTACHMENT A20 – ASE EMBRAER 175 AIRCRAFT CONFIGURATION (E170+ SkyWest/United- Aspen Aircraft)

3.3BUYER FURNISHED EQUIPMENT (BFE) AND BUYER INSTALLED EQUIPMENT (BIE):

Buyer may choose to have carpets, tapestries, seat covers, and curtain fabrics supplied to Embraer for installation in the Aircraft as BFE. Materials shall conform to the required standards and comply with all applicable regulations and airworthiness requirements. Delays in the delivery of BFE equipment or quality restrictions that prevent the installation thereof in the time frame required by the Aircraft manufacturing process shall entitle Embraer to either delay the delivery of the Aircraft for a period related to the delay of the BFE or present the Aircraft to Buyer without such BFE, in which case Buyer shall not be entitled to refuse acceptance of the Aircraft.

All BFE equipment shall be delivered in DDP conditions (INCOTERMS 2010) to C&D Zodiac – 14 Centerpointe Drive, La Palma, CA 90623, USA, or to another place to be timely informed by Embraer.

Galley inserts (such as coffee makers, water boilers, ovens), trolleys and standard units and medical kits, defibrillators, and wheelchairs, as well as any other equipment classified as medical or pharmaceutical product, shall be acquired by Buyer and installed on the Aircraft by Buyer after delivery thereof as BIE.

Notwithstanding the above, Buyer shall [***] in [***].

3.4	EMBRAER RIGHT TO PERFORM FOR BUYER:

If, after written notice from Embraer to Buyer, Buyer fails to make any choice or definition which Buyer is required to make within [***] after such notice regarding the exterior and interior finishing of any Aircraft or to inform Embraer thereof, Embraer shall have the right, but not the obligation, to tender the Aircraft for delivery (a) painted white and (b) fitted with an interior finishing selected by Embraer at its reasonable discretion.

The taking of any such action by Embraer pursuant to this Article shall not constitute a waiver or release of any obligation of Buyer under the Purchase Agreement, nor a waiver of any event of default which may arise out of Buyer’s non-performance of such obligation, nor an election or waiver by Embraer of any remedy or right available to Embraer under the Purchase Agreement.

No compensation to Buyer or reduction of the Aircraft Basic Price shall be due by virtue of the taking of any such actions by Embraer and Embraer shall be entitled to charge Buyer for the amount of the reasonable expenses incurred by Embraer in connection with the performance of or compliance with such agreement, as the case may be, payable by Buyer within [***] from the presentation of the respective invoice by Embraer to Buyer.

4.	REGISTRATION MARKS, TRANSPONDER AND ELT CODES:

Attachment “A20” to Amendment No. 45 to Purchase Agreement COM0028-13	Page 2 of 3

ATTACHMENT A20 – ASE EMBRAER 175 AIRCRAFT CONFIGURATION (E170+ SkyWest/United- Aspen Aircraft)

The Aircraft shall be delivered to Buyer with the registration marks painted on them. The registration marks, the transponder code and ELT protocol coding shall be supplied to Embraer by Buyer no later than [***] before each relevant Aircraft Contractual Delivery. Embraer shall be entitled to tender the Aircraft for delivery to Buyer without registration marks, with an inoperative transponder and without setting the ELT protocol coding in case Buyer fails to supply such information to Embraer in due time.

5.	EXPORT CONTROL ITEMS

The Aircraft contains (i) an IESI (Integrated Electronic Standby Instrument System) manufactured by Thales Avionics with an embedded QRS-11 gyroscopic microchip used for emergency backup and flight safety information, and (ii) IRU (Inertial Reference Unit) manufactured by Honeywell International. The IESI and the IRU that are incorporated into this Aircraft are subject to export control under United States of America law. Transfer or re-export of such items (whether or not incorporated into the Aircraft), as well as their related technology and software may require prior authorization from the US Government.

IT IS HEREBY AGREED AND UNDERSTOOD BY THE PARTIES THAT IF THERE IS ANY CONFLICT BETWEEN THE TERMS OF THIS ATTACHMENT “A20” AND THE TERMS OF THE TECHNICAL DESCRIPTION ABOVE REFERRED, THE TERMS OF THIS ATTACHMENT “A20” SHALL PREVAIL.

Attachment “A20” to Amendment No. 45 to Purchase Agreement COM0028-13	Page 3 of 3

ATTACHMENT “D4” AIRCRAFT ESCALATION FORMULA

[***]

Attachment “D4” to Amendment No. 45 to Purchase Agreement COM0028-13 COM0058-23	Page 1 of 1

[***]

[***]

Attachment “F17” – Amendment No. 45 to Purchase Agreement COM0028-13	Page 1 of 1

[***]

[***]

Attachment “F17” – Amendment No. 45 to Purchase Agreement COM0028-13	Page 1 of 1

ATTACHMENT “G” AIRCRAFT DELIVERY SCHEDULE

1.	Aircraft Delivery Schedule (ref. Purchase Agreement Article 5)

[***]

Attachment “G” to Amendment No.45 to Purchase Agreement COM0028-13 COM0058-23	Page 1 of 1

AMENDMENT No. 46 TO PURCHASE AGREEMENT COM0028-13

This Amendment No.46 (COM0121-25) (the “Amendment No. 46”) dated as of June 17, 2025 is between EMBRAER S.A., a corporation existing under the laws of Brazil, with office at Avenida Brigadeiro Faria Lima, 2170, in the City of São José dos Campos, State of São Paulo, Brazil (“Embraer”) and SKYWEST, INC. (“Buyer”), collectively referred to herein as the “Parties”, and constitutes an amendment and modification to Purchase Agreement COM0028-13 dated February 15, 2013 as amended and assigned from time to time (the “Purchase Agreement”).

All capitalized terms not otherwise defined herein shall have the same meaning when used herein as provided in the Purchase Agreement, and in case of any conflict between this Amendment No.46 and the Purchase Agreement, this Amendment No.46 shall control.

WHEREAS, after receiving the Exercise Notice from Buyer, as per Article 22 of the Purchase Agreement, [***].

WHEREAS, Buyer informed Embraer that Buyer wishes to exercise[***] Purchase Right Aircraft, [***] configured as per Attachment A21 (each an “SkyWest/Delta Aircraft [***] through [***]” or “E170+ SkyWest/Delta Aircraft [***] through [***]”) and [***] configured as per Attachment A22 (each an “SkyWest/Delta Aircraft [***] through [***]” or “E175 SkyWest/Delta Aircraft [***] through [***]”).

WHEREAS, as per Article 11 of the Purchase Agreement, Buyer requested and Embraer agreed to include the optional equipment Installed Physical Secondary Barrier (“IPSB”) on Aircraft [***] and on Aircraft [***] and all subsequent Aircraft (in each case as identified on Attachment “G”).

WHEREAS, as a consequence of this Amendment No. 46, Embraer shall sell and deliver and Buyer shall purchase and take delivery of (i) one hundred and [***] E175 Aircraft (as defined below), and (ii) [***] E170+ Aircraft (as defined below).

NOW, THEREFORE, for good and valuable consideration, which is hereby acknowledged, Embraer and Buyer hereby agree as follows:

1.	INTERPRETATION

As a result of the exercise above, Article 1.1.4 of the Purchase Agreement is hereby amended and restated to reflect the related changes, as follows:

“1.1.4. “Aircraft”: shall mean, (i) with respect to referenced aircraft [***] through and including aircraft [***], aircraft referenced [***] through and including [***], aircraft referenced [***] through and including [***], aircraft referenced [***] through and including [***], aircraft referenced [***] through and including [***], and aircraft

Amendment No. 46 to Purchase Agreement COM0028-13 COM0121 -25	Page 1 of 8

AMENDMENT No. 46 TO PURCHASE AGREEMENT COM0028-13

referenced [***] through and including [***] in Attachment “G” to this Agreement, together with the E175 Option Aircraft, the EMBRAER 175 LR ([***]) aircraft manufactured by Embraer according to Attachments “A” through “A12”, “A14”, “A15”, “A16”, “A18”, “A19”and “A22” as may be amended or supplemented from time to time, as the case may be, for sale to Buyer pursuant to this Agreement, equipped with two engines identified therein (or, where there is more than one of such aircraft, each of such aircraft) (sometimes hereinafter, the “E175 Aircraft”); and (ii) with respect to referenced aircraft [***] through and including aircraft [***], referenced aircraft [***] through and including aircraft [***], referenced aircraft [***] through and including aircraft [***], referenced aircraft [***] through and including aircraft [***], referenced aircraft [***] through and including aircraft [***], and referenced aircraft [***] through and including aircraft [***] in Attachment “G” to this Purchase Agreement, together with the Purchase Right Aircraft, the EMBRAER 170+ ([***]) aircraft manufactured by Embraer according to Attachments “A13”, “A17” “A20”, and “A21”, as may be amended or supplemented from time to time, for sale to Buyer pursuant to this Agreement, equipped with two engines identified therein (or, where there is more than one of such aircraft, each of such aircraft) (all such aircraft described in this clause (ii) sometimes hereinafter, the “E170+ Aircraft”).

Notwithstanding the foregoing, the E170+ Aircraft which are referenced aircraft [***] through and including aircraft [***] (“E170+ Group 1 Aircraft”) shall have at delivery [***].

The E170+ Aircraft which are referenced aircraft [***] through and including aircraft [***] and referenced aircraft [***] through and including aircraft [***] (“E170+ Group 2 Aircraft”) had at delivery [***].

The E170+ Aircraft which are referenced aircraft [***] through and including aircraft [***], and referenced aircraft [***] through and including aircraft [***], (“E170+ Group 3 Aircraft”) shall at delivery [***].

The E170+ Aircraft which are referenced aircraft [***] through and including aircraft [***], (“E170+ Group 4 Aircraft”) shall at delivery [***].

The E170+ Aircraft which are referenced aircraft [***] through and including aircraft [***], (“E170+ Group 5 Aircraft”) shall at delivery [***].

For the avoidance of doubt if, at Buyer’s sole discretion, Buyer desires to acquire a service bulletin to convert the [***] configuration as provided in Attachment “A13” or Attachment “A17” or Attachment “A20” or Attachment “A21” to another configuration and it increases the number of seats, Buyer would acquire such service bulletin from Embraer or would reimburse Embraer as detailed in Article 4 of Amendment No. 16 (COM0402-18) to the Letter Agreement COM0029-13.”

2.	SUBJECT

Article 2 of the Purchase Agreement is hereby amended and restated as follows:

Amendment No. 46 to Purchase Agreement COM0028-13 COM0121 -25	Page 2 of 8

AMENDMENT No. 46 TO PURCHASE AGREEMENT COM0028-13

“Subject to the terms and conditions of this Agreement:

2.1  Embraer shall sell and deliver, and Buyer shall purchase and take delivery of [***] E175 Aircraft and [***] E170+ Aircraft;

2.2  Embraer shall provide to Buyer the Services and the Technical Publications as described in Attachment “B” to this Agreement; and

2.3  “Reserved”

3.	CONFIGURATION CHANGES TO THE AIRCRAFT

3.1. Secondary Barrier Optional Inclusion - IPSB

Embraer has proposed the change described on the SkyWest 175 -PMC/0013, duly accepted and signed by Buyer, related to the inclusion of the optional IPSB, considering the new mandatory operational requirement published by FAA in the Federal Registry applicable for all newly manufactured aircraft in the United Sates, operating under the provisions of Part 121. Such a change shall be incorporated on Aircraft [***] and on Aircraft [***] and all subsequent Aircraft (in each case, as identified on Attachment “G”).

[***]

As a result of the change described in this Article 3.1, the Aircraft Basic Price of the Aircraft [***], as reflected in Article 3.1 of the Purchase Agreement.

4.	PRICE

As a result of the changes referred to in Article above, the entire Article 3 of the Purchase Agreement is hereby deleted and replaced as follows:

“3.1  The Aircraft Basic Price for the E175 Aircraft and the E170+ Aircraft, as the case may be, in United States dollars, for each applicable Aircraft are [***]:

[***]

3.2  The Services and Technical Publications and other services specified in Attachment “B” are to be provided [***]. Additional technical publications, as well as other services shall be billed to Buyer in accordance with Embraer’s rates, prevailing at the time Buyer places a purchase order for such additional technical publications or other services, [***].

3.3	The Aircraft Basic Price for the E175 Aircraft shall be escalated as follows:

3.3.1  For the E175 Aircraft [***] through and including Aircraft [***] and for E175 Aircraft [***] referenced in Attachment “G” to this Agreement: according to the

Amendment No. 46 to Purchase Agreement COM0028-13 COM0121 -25	Page 3 of 8

AMENDMENT No. 46 TO PURCHASE AGREEMENT COM0028-13

Escalation Formula and cap conditions as per Attachment “D” to the Purchase Agreement and cap conditions per the Letter Agreement COM0029-13 (as amended from time to time). Such price as escalated shall be the Aircraft Purchase Price with respect to such E175 Aircraft and it will be provided by Embraer to Buyer [***] prior to each Aircraft Contractual Delivery Date.

3.3.2  For the E175 Aircraft [***] through and including Aircraft [***], for the E175 Aircraft [***] through and including aircraft [***], for the E175 Aircraft [***] through and including Aircraft [***] and for the E175 Aircraft [***] through and including aircraft [***] referenced in Attachment “G” to this Agreement: according to the Escalation Formula and cap conditions as per Attachment “D1” to the Purchase Agreement (as amended from time to time). Such price as escalated shall be the Aircraft Purchase Price with respect to such E175 Aircraft and it will be provided by Embraer to Buyer [***] prior to each Aircraft Contractual Delivery Date.

3.3.3  For the E175 Aircraft [***] through and including Aircraft [***], for the E175 Aircraft [***] through and including aircraft [***] and for the E175 Aircraft [***] referenced in Attachment “G” to this Agreement: according to the Escalation Formula and cap conditions as per Attachment “D2” to the Purchase Agreement (as amended from time to time). Such price as escalated shall be the Aircraft Purchase Price with respect to such E175 Aircraft and it will be provided by Embraer to Buyer [***] prior to each Aircraft Contractual Delivery Date.

3.3.4  For the E175 Aircraft [***] through and including Aircraft [***] referenced in Attachment “G” to this Agreement: according to the Escalation Formula and cap conditions as per Attachment “D3” to the Purchase Agreement (as amended from time to time). Such price as escalated shall be the Aircraft Purchase Price with respect to such E175 Aircraft and it will be provided by Embraer to Buyer [***] prior to each Aircraft Contractual Delivery Date.

3.3.5  For the E175 Aircraft [***] through and including Aircraft [***] referenced in Attachment “G” to this Agreement: according to the Escalation Formula and cap conditions as per Attachment “D4” to the Purchase Agreement (as amended from time to time). Such price, as escalated, shall be the Aircraft Purchase Price with respect to such E175 Aircraft and Embraer will provide it to Buyer [***] prior to each Aircraft Contractual Delivery Date.

3.4	The Aircraft Basic Price for the E170+ Aircraft, shall be escalated as follows:

3.4.1  For the E170+ Aircraft [***] through and including Aircraft [***], for the E170+ Aircraft [***] through and including Aircraft [***] and for the E170+ Aircraft [***] through and including Aircraft [***] referenced in Attachment “G” to this Agreement: according to the Escalation Formula and cap conditions as per Attachment “D1” to the Purchase Agreement (as amended from time to time). Such price as escalated shall be the Aircraft Purchase Price with respect to such E170+ Aircraft and Embraer will provide it to Buyer [***] prior to each Aircraft Contractual Delivery Date.

Amendment No. 46 to Purchase Agreement COM0028-13 COM0121 -25	Page 4 of 8

AMENDMENT No. 46 TO PURCHASE AGREEMENT COM0028-13

3.4.2  For the E170+ Aircraft [***] through and including Aircraft [***] referenced in Attachment “G” to this Agreement: according to the Escalation Formula and cap conditions as per Attachment “D2” to the Purchase Agreement (as amended from time to time). Such price, as escalated, shall be the Aircraft Purchase Price with respect to such E170+ Aircraft and Embraer will provide it to Buyer [***] prior to each Aircraft Contractual Delivery Date.

3.4.3  For the E170+ Aircraft [***] through and including Aircraft [***] referenced in Attachment “G” to this Agreement: according to the Escalation Formula and cap conditions as per Attachment “D3” to the Purchase Agreement (as amended from time to time). Such price, as escalated, shall be the Aircraft Purchase Price with respect to such E170+ Aircraft and Embraer will provide it to Buyer [***] prior to each Aircraft Contractual Delivery Date.

3.4.4  For the E170+ Aircraft [***] through and including Aircraft [***]referenced in Attachment “G” to this Agreement: according to the Escalation Formula and cap conditions as per Attachment “D4” to the Purchase Agreement (as amended from time to time). Such price, as escalated, shall be the Aircraft Purchase Price with respect to such E170+ Aircraft and Embraer will provide it to Buyer [***] prior to each Aircraft Contractual Delivery Date.

3.5  The Aircraft Basic Price offered to Buyer for the E170+ Aircraft is based on the assumption that if, at Buyer’s sole discretion, Buyer acquires a service bulletin to convert the [***] configuration as provided in Attachment “A13” to another configuration and it increases the number of seats, Buyer would acquire such service bulletin from Embraer or would reimburse Embraer as detailed in Article 4 of Amendment No. 16 (COM0402-18) to the Letter Agreement COM0029-13.”

5.	PAYMENT

Solely with respect to the Aircraft [***] through and including Aircraft [***] referenced in Attachment “G”, Article [***] of the Purchase Agreement COM0028-13 shall be amended and restated as follows:

“4.1 Solely with respect to the [***] through [***], Article [***] of Amendment No. 46 shall be applicable in substitution of the Articles [***] of the Purchase Agreement, as follows:

The Aircraft Purchase Price for the Aircraft [***] through [***] shall be paid by Buyer, as follows:

[***]

6.	ATTACHMENTS CHANGE

Amendment No. 46 to Purchase Agreement COM0028-13 COM0121 -25	Page 5 of 8

AMENDMENT No. 46 TO PURCHASE AGREEMENT COM0028-13

For purposes of clarity, as to each of the E175 Aircraft and E170+ Aircraft, the applicable Attachment “[***]” is as provided below, as such Attachment “[***]” may be amended from time to time:

[***]

7.	PURCHASE RIGHT AIRCRAFT

From the date hereof, considering the exercise of [***] Purchase Right Aircraft, Article 22 of the Purchase Agreement shall be deleted and replaced by the following:

“22. RESERVED”

8.	DELIVERY

Attachment “G” to the Purchase Agreement is hereby deleted and replaced in its entirety by Attachment “G” attached to this Amendment No. 46. The Contractual Delivery Date of the Aircraft is as provided in Attachment “G” attached hereto.

9.	[***]
9.1	A new Article 9.1.8 shall be added to the Purchase Agreement which shall provide as follows:

[***]

9.2	The provisions of Article 9.2.1.1 shall not apply with respect to the E170+ SkyWest/Delta Aircraft [***] to [***] and the E175 SkyWest/Delta Aircraft [***] through [***]
10.	REINSTATEMENT OF PURCHASE AGREEMENT

All other provisions and conditions of the referenced Purchase Agreement, as well as its related Attachments and Letter Agreement, which are not specifically modified by this Amendment No. 46 shall remain in full force and effect without any change.

11.	COUNTERPARTS

This Amendment No. 46 may be executed by the Parties hereto in any number of separate counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument and all of which when taken together shall constitute one and the same instrument.

This Amendment No. 46 may be signed and exchanged by e-mail attaching a copy of the

Amendment No. 46 to Purchase Agreement COM0028-13 COM0121 -25	Page 6 of 8

AMENDMENT No. 46 TO PURCHASE AGREEMENT COM0028-13

signed Agreement in portable document format with originals to follow by an internationally recognized courier.

[SIGNATURE PAGE FOLLOWS]

Amendment No. 46 to Purchase Agreement COM0028-13 COM0121 -25	Page 7 of 8

AMENDMENT No. 46 TO PURCHASE AGREEMENT COM0028-13

IN WITNESS WHEREOF, Embraer and Buyer, by their duly authorized officers, have executed this Amendment No. 46 to be effective on the date first written above.

EMBRAER S.A.		SKYWEST, INC.

By:	/s/ Arjan Meijer	By:	/s/ Wade Steel

Name: Arjan Meijer		Name: Wade Steel
Title: VP Commercial Aviation		Title: Chief Commercial Officer

By:	/s/ Marcelo Pereira Santiago

Name: Marcelo Pereira Santiago
Title: VP Contracts & Asset Mgmt

Place:	São José dos Campos, SP, Brazil	Place:	St. George, Utah, USA

Amendment No. 46 to Purchase Agreement COM0028-13 COM0121 -25	Page 8 of 8

ATTACHMENT A21 EMBRAER 175 AIRCRAFT CONFIGURATION (E170+ Skywest/Delta)

1.	STANDARD AIRCRAFT

The EMBRAER E170+ Aircraft (certification designation ERJ 170-200 LL) shall be manufactured according to [***] although not attached hereto, is incorporated herein by reference, and (ii) the characteristics described in the items below.

2.	OPTIONAL EQUIPMENT:

[***]

3.	FINISHING

The E170+ Aircraft will be delivered to Buyer as follows:

3.1	EXTERIOR FINISHING:

The fuselage of the E170+ Aircraft shall be painted according to Buyer’s color and paint scheme, which shall be supplied to Embraer by Buyer on or before [***] prior to the first E170+ Aircraft Contractual Delivery Date. The wings and the horizontal stabilizer shall be supplied in the standard colours, i.e., grey BAC707.

The choices of colour and paint scheme made by Buyer shall apply to all E170+ Aircraft, unless Buyer provides written notice of a new colour and paint scheme not less than [***] prior to the relevant E170+ Aircraft Contractual Delivery Date.

3.2	INTERIOR FINISHING:

Buyer shall inform Embraer during the customer check list definition (“CCL”), to be held no later than [***] prior to the applicable E170+ Aircraft Contractual Delivery Date, of its choice of materials and colours of all and any item of interior finishing such as seat covers, carpet, floor lining on galley areas, side walls and overhead lining, galley lining and curtain, from the choices offered by and available at Embraer. In case Buyer opts to use different materials and/or patterns, Embraer will submit to Buyer a Proposal of Major Change (“PMC”) describing the impacts of such option, if any. Should Buyer not approve such PMC, the interior shall be built according to the choices offered by and available at Embraer.

Once defined, for the applicable CCL the choices of interior finishing made by Buyer shall apply to all applicable E170+ Aircraft. If Buyer requires an interior finishing for any Aircraft that is different from the original one informed to Embraer, Buyer shall present a written request to Embraer not less than [***] prior to the relevant E170+ Aircraft Contractual Delivery Date and Embraer will submit the relevant quotation to the approval of Buyer within [***] from the date such request is received by Embraer. Should Buyer not approve the quotation, the interior of relevant Aircraft shall be built according to the original choice of Buyer.

Attachment “A21” to Amendment 46 to Purchase Agreement COM0028-13 COM0121-25	Page 1 of 3

ATTACHMENT A21 EMBRAER 175 AIRCRAFT CONFIGURATION (E170+ Skywest/Delta)

3.3	BUYER FURNISHED EQUIPMENT (BFE) AND BUYER INSTALLED EQUIPMENT (BIE):

Buyer may choose to have carpets, tapestries, seat covers and curtain fabrics supplied to Embraer for installation in the Aircraft as BFE. Materials shall conform to the required standards and comply with all applicable regulations and airworthiness requirements. Delays in the delivery of BFE equipment or quality restrictions that prevent the installation thereof in the time frame required by the E170+ Aircraft manufacturing process shall entitle Embraer to either delay the delivery of the E170+ Aircraft for a period related to the delay of the BFE or present the E170+ Aircraft to Buyer without such BFE, in which case Buyer shall not be entitled to refuse acceptance of the E170+ Aircraft.

All BFE equipment shall be delivered in DDP conditions (INCOTERMS 2020) to C&D Zodiac – 14 Centerpointe Drive, La Palma, CA 90623, USA, or to another place to be timely informed by Embraer.

Galley inserts (such as coffee makers, water boilers, ovens), trolleys and standard units and medical kits, defibrillators and wheelchairs, as well as any other equipment classified as medical or pharmaceutical product, shall be acquired by Buyer and installed on the E170+ Aircraft by Buyer after delivery thereof as BIE.

Notwithstanding the above, Buyer shall [***] in [***].

3.4	EMBRAER RIGHT TO PERFORM FOR BUYER:

If, after written notice from Embraer to Buyer, Buyer fails to make any choice or definition which Buyer is required to make within [***] after such notice regarding the exterior and interior finishing of any E170+ Aircraft or to inform Embraer thereof, Embraer shall have the right, but not the obligation, to tender the E170+ Aircraft for delivery (a) painted white and (b) fitted with an interior finishing selected by Embraer at its reasonable discretion.

The taking of any such action by Embraer pursuant to this Article shall not constitute a waiver or release of any obligation of Buyer under the Purchase Agreement, nor a waiver of any event of default which may arise out of Buyer’s non-performance of such obligation, nor an election or waiver by Embraer of any remedy or right available to Embraer under the Purchase Agreement.

No compensation to Buyer or reduction of the E170+ Aircraft Basic Price shall be due by virtue of the taking of any such actions by Embraer and Embraer shall be entitled to charge Buyer for the amount of the reasonable expenses incurred by Embraer in connection with the performance of or compliance with such agreement, as the case may be, payable by Buyer within [***] from the presentation of the respective invoice by Embraer to Buyer.

4.	REGISTRATION MARKS, TRANSPONDER AND ELT CODES:

Attachment “A21” to Amendment 46 to Purchase Agreement COM0028-13 COM0121-25	Page 2 of 3

ATTACHMENT A21 EMBRAER 175 AIRCRAFT CONFIGURATION (E170+ Skywest/Delta)

The E170+ Aircraft shall be delivered to Buyer with the registration marks painted on them. The registration marks, the transponder code and ELT protocol coding shall be supplied to Embraer by Buyer no later than [***] before each relevant E170+ Aircraft Contractual Delivery. Embraer shall be entitled to tender the E170+ Aircraft for delivery to Buyer without registration marks, with an inoperative transponder and without setting the ELT protocol coding in case Buyer fails to supply such information to Embraer in due time.

5.	EXPORT CONTROL ITEMS

The E170+ Aircraft contains (i) an IESI (Integrated Electronic Standby Instrument System) manufactured by Thales Avionics with an embedded QRS-11 gyroscopic microchip used for emergency backup and flight safety information, and (ii) IRU (Inertial Reference Unit) manufactured by Honeywell International. The IESI and the IRU that are incorporated into this E170+ Aircraft are subject to export control under United States of America law. Transfer or re-export of such items (whether or not incorporated into the Aircraft), as well as their related technology and software may require prior authorization from the US Government.

IT IS HEREBY AGREED AND UNDERSTOOD BY THE PARTIES THAT IF THERE IS ANY CONFLICT BETWEEN THE TERMS OF THIS ATTACHMENT “A21” AND THE TERMS OF THE TECHNICAL DESCRIPTION ABOVE REFERRED, THE TERMS OF THIS ATTACHMENT “A21” SHALL PREVAIL.

Attachment “A21” to Amendment 46 to Purchase Agreement COM0028-13 COM0121-25	Page 3 of 3

ATTACHMENT A22 EMBRAER 175 AIRCRAFT CONFIGURATION (Skywest/Delta Air Lines)

1.	STANDARD AIRCRAFT

The EMBRAER E175 Aircraft (certification designation ERJ 170-200 LR) shall be manufactured according to [***] although not attached hereto, is incorporated herein by reference, and (ii) the characteristics described in the items below.

2.	OPTIONAL EQUIPMENT:

[***]

3.	FINISHING

The Aircraft will be delivered to Buyer as follows:

3.1	EXTERIOR FINISHING:

The fuselage of the Aircraft shall be painted according to Buyer’s color and paint scheme, which shall be supplied to Embraer by Buyer on or before [***] prior to the first Aircraft Contractual Delivery Date. The wings and the horizontal stabilizer shall be supplied in the standard colours, i.e., grey BAC707.

The choices of colour and paint scheme made by Buyer shall apply to all Aircraft, unless Buyer provides written notice of a new colour and paint scheme not less than [***] prior to the relevant Aircraft Contractual Delivery Date.

3.2	INTERIOR FINISHING:

Buyer shall inform Embraer during the customer check list definition (“CCL”), to be held no later than [***] prior to the applicable Aircraft Contractual Delivery Date, of its choice of materials and colours of all and any item of interior finishing such as seat covers, carpet, floor lining on galley areas, side walls and overhead lining, galley lining and curtain, from the choices offered by and available at Embraer. In case Buyer opts to use different materials and/or patterns, Embraer will submit to Buyer a Proposal of Major Change (“PMC”) describing the impacts of such option, if any. Should Buyer not approve such PMC, the interior shall be built according to the choices offered by and available at Embraer.

Once defined, for the applicable CCL the choices of interior finishing made by Buyer shall apply to all applicable Aircraft. If Buyer requires an interior finishing for any Aircraft that is different from the original one informed to Embraer, Buyer shall present a written request to Embraer not less than [***] prior to the relevant Aircraft Contractual Delivery Date and Embraer will submit the relevant quotation to the approval of Buyer within [***] from the date such request is received by Embraer.

Attachment “A22” to Amendment 46 to Purchase Agreement COM0028-13 COM0121-25	Page 1 of 3

ATTACHMENT A22 EMBRAER 175 AIRCRAFT CONFIGURATION (Skywest/Delta Air Lines)

Should Buyer not approve the quotation, the interior of relevant Aircraft shall be built according to the original choice of Buyer.

3.3	BUYER FURNISHED EQUIPMENT (BFE) AND BUYER INSTALLED EQUIPMENT (BIE):

Buyer may choose to have carpets, tapestries, seat covers and curtain fabrics supplied to Embraer for installation in the Aircraft as BFE. Materials shall conform to the required standards and comply with all applicable regulations and airworthiness requirements. Delays in the delivery of BFE equipment or quality restrictions that prevent the installation thereof in the time frame required by the Aircraft manufacturing process shall entitle Embraer to either delay the delivery of the Aircraft for a period related to the delay of the BFE or present the Aircraft to Buyer without such BFE, in which case Buyer shall not be entitled to refuse acceptance of the Aircraft.

All BFE equipment shall be delivered in DDP conditions (INCOTERMS 2020) to C&D Zodiac – 14 Centerpointe Drive, La Palma, CA 90623, USA, or to another place to be timely informed by Embraer.

Galley inserts (such as coffee makers, water boilers, ovens), trolleys and standard units and medical kits, defibrillators and wheelchairs, as well as any other equipment classified as medical or pharmaceutical product, shall be acquired by Buyer and installed on the Aircraft by Buyer after delivery thereof as BIE.

Notwithstanding the above, Buyer shall [***] in [***].

3.4	EMBRAER RIGHT TO PERFORM FOR BUYER:

If, after written notice from Embraer to Buyer, Buyer fails to make any choice or definition which Buyer is required to make within [***] after such notice regarding the exterior and interior finishing of any Aircraft or to inform Embraer thereof, Embraer shall have the right, but not the obligation, to tender the Aircraft for delivery (a) painted white and (b) fitted with an interior finishing selected by Embraer at its reasonable discretion.

The taking of any such action by Embraer pursuant to this Article shall not constitute a waiver or release of any obligation of Buyer under the Purchase Agreement, nor a waiver of any event of default which may arise out of Buyer’s non-performance of such obligation, nor an election or waiver by Embraer of any remedy or right available to Embraer under the Purchase Agreement.

No compensation to Buyer or reduction of the Aircraft Basic Price shall be due by virtue of the taking of any such actions by Embraer and Embraer shall be entitled to charge Buyer for the amount of the reasonable expenses incurred by Embraer in connection with the performance of or compliance with such agreement, as the case

Attachment “A22” to Amendment 46 to Purchase Agreement COM0028-13 COM0121-25	Page 2 of 3

ATTACHMENT A22 EMBRAER 175 AIRCRAFT CONFIGURATION (Skywest/Delta Air Lines)

may be, payable by Buyer within [***] from the presentation of the respective invoice by Embraer to Buyer.

4.	REGISTRATION MARKS, TRANSPONDER AND ELT CODES:

The Aircraft shall be delivered to Buyer with the registration marks painted on them. The registration marks, the transponder code and ELT protocol coding shall be supplied to Embraer by Buyer no later than [***] before each relevant Aircraft Contractual Delivery. Embraer shall be entitled to tender the Aircraft for delivery to Buyer without registration marks, with an inoperative transponder and without setting the ELT protocol coding in case Buyer fails to supply such information to Embraer in due time.

5.	EXPORT CONTROL ITEMS

The Aircraft contains (i) an IESI (Integrated Electronic Standby Instrument System) manufactured by Thales Avionics with an embedded QRS-11 gyroscopic microchip used for emergency backup and flight safety information, and (ii) IRU (Inertial Reference Unit) manufactured by Honeywell International. The IESI and the IRU that are incorporated into this Aircraft are subject to export control under United States of America law. Transfer or re-export of such items (whether or not incorporated into the Aircraft), as well as their related technology and software may require prior authorization from the US Government.

IT IS HEREBY AGREED AND UNDERSTOOD BY THE PARTIES THAT IF THERE IS ANY CONFLICT BETWEEN THE TERMS OF THIS ATTACHMENT “A22” AND THE TERMS OF THE TECHNICAL DESCRIPTION ABOVE REFERRED, THE TERMS OF THIS ATTACHMENT “A22” SHALL PREVAIL.

Attachment “A22” to Amendment 46 to Purchase Agreement COM0028-13 COM0121-25	Page 3 of 3

ATTACHMENT “G” AIRCRAFT DELIVERY SCHEDULE

1.	Aircraft Delivery Schedule (ref. Purchase Agreement Article 5)

[***]

Attachment “G” to Amendment No.46 to Purchase Agreement COM0028-13 COM0121-25	Page 1 of 1

LETTER AGREEMENT COM0029-13

INDEX

	ARTICLE	PAGE

1.	[***]	2
2.	ENGINE VERSION, AIRCRAFT VERSION AND OPTIONAL EQUIPMENT	2
3.	[***]	4
4.	[***]	3
5.	[***]	8
6.	SPARE PARTS [***]	3
7.	[***]	3
8.	PASSENGER INFORMATION [***]	3
9.	ENGINEERING TECHNICAL SUPPORT	3
10.	SPARE PARTS [***]	4
11.	[***]	4
12.	FULL FORCE AND EFFECT OF THE PURCHASE AGREEMENT	4
13.	COUNTERPARTS	4

SCHEDULES:

SCHEDULE “A” - [***] AIRCRAFT CONFIGURATION

[***]

Letter Agreement COM0029-13 – Execution Version	Page 1 of 5

LETTER AGREEMENT COM0029-13

This Letter Agreement COM0454-12 (this “Letter Agreement”) dated February 15, 2013 is an agreement by and between Embraer S.A. (“Embraer”) with its principal place of business at São José dos Campos, SP, Brazil and SkyWest Inc. (“Buyer”) with its principal place of business at Saint George, Utah, 84790, USA, collectively known as the “Parties”, and relates to Purchase Agreement COM0028-13 entered into by Embraer and Buyer on even date herewith (the “Purchase Agreement”).

This Letter Agreement supplements and constitutes an amendment and modification to the Purchase Agreement as it sets forth additional agreements of the Parties with respect to the matters set forth therein. All capitalized terms not otherwise defined herein shall have the same meaning when used herein as provided in the Purchase Agreement and in case of any conflict between this Letter Agreement and the Purchase Agreement, the provisions of this Letter Agreement shall prevail.

WHEREAS:

a)

Pursuant and subject to the terms and conditions of the Purchase Agreement, Buyer may buy from Embraer and Embraer shall sell to Buyer up to one hundred (100) Aircraft, and Buyer shall have the option to purchase up to one hundred (100) Option Aircraft.

b)	Embraer and Buyer wish to set forth the additional agreements of the Parties with respect to certain matters related to the purchase of the above referenced Aircraft.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

1.	[***]
2.	ENGINE VERSION, AIRCRAFT VERSION AND OPTIONAL EQUIPMENT
2.1	EMBRAER 175 [***] Engine Version

2.1.1  Buyer may, by means of a Proposal of Major Change (“PMC”) issued by Embraer, change the engine to be installed on a model [***] E175 model aircraft to the [***] version. In case Buyer decides to change the engine version of the relevant Aircraft to be delivered, Buyer shall send to Embraer a written notice no later than [***] prior to the Contractual Delivery Date of the affected Aircraft.

2.1.2  For such engine version upgrade, the Basic Price of each relevant Aircraft shall be increased by [***] in [***].

2.2	EMBRAER 175 [***] Aircraft Version

Buyer shall have the option to convert any Aircraft from the [***] into the [***]. Buyer shall request such change to be [***]. In case the change is requested by Buyer for [***] Aircraft

Letter Agreement COM0029-13 – Execution Version	Page 2 of 5

LETTER AGREEMENT COM0029-13

[***] written notice is required [***] relevant Aircraft Contractual Delivery Date. For post delivery the lead time for Embraer to provide to Buyer the applicable service bulletin shall be [***].

2.3	Optional Equipment [***]

2.3.1  Buyer may add or remove optional equipment in the Aircraft to be delivered to Buyer by means of a PMC issued by Embraer. In case Buyer decides to change any optional equipment in the Aircraft to be delivered, Buyer shall send to Embraer a written notice no later than [***] prior to the Contractual Delivery Date of the affected Aircraft.

[***]

3.	[***]
4.	[***]
5.	[***]
6.	SPARE PARTS [***]
6.1	Embraer agrees that Buyer will [***]
7.	[***]

7.1 The conditions specified in Articles 7.2 and 7.3 below [***]

8.	PASSENGER INFORMATION [***]

Embraer will provide to Buyer [***] passenger information [***].

9.	ENGINEERING TECHNICAL SUPPORT

9.1  Embraer shall provide remote technical and engineering support services, twenty-four (24) hours a day and seven (7) days a week, for airframe and systems. This service may be accessed by phone, fax and e-mail at the main facilities of Embraer and is designed to support daily operations of the Aircraft by Buyer by assisting Buyer with the identification and investigation of the causes of in-service issues and during AOG situations, as required. This service is offered at no charge to Buyer within such scope and is available for as long as Buyer continues to operate the Aircraft type in regular passenger revenue service.

9.2  Technical and engineering support is also available to assist Buyer in performing structural repairs on the Aircraft. Such assistance consists of the analysis of damage reports submitted by Buyer, preparation of instructions for repair in accordance with structural repair standard of Embraer. This support shall be provided on an individual event basis [***], up to [***] and Embraer may charge Buyer for the rendering of such

Letter Agreement COM0029-13 – Execution Version	Page 3 of 5

LETTER AGREEMENT COM0029-13

assistance [***]

10.	SPARE PARTS [***]

In case Buyer requests, Embraer, through one of its subsidiaries in the USA, will offer to Buyer [***]. Embraer’s obligation to provide [***] shall expire in [***].

11. [***]

12.	FULL FORCE AND EFFECT OF THE PURCHASE AGREEMENT

All other terms and conditions of the Purchase Agreement which have not been specifically amended or modified by this Letter Agreement shall remain valid and in full force and effect as and to the extent provided therein without any change as the result of this Letter Agreement.

13.	COUNTERPARTS

This Letter Agreement may be signed by the Parties hereto in any number of separate counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument and all of which when taken together shall constitute one and the same instrument. This Letter Agreement may be signed by facsimile with originals to follow by an internationally recognized courier.

INTENTIONALLY LEFT BLANK - SIGNATURE PAGE FOLLOWS

Letter Agreement COM0029-13 – Execution Version	Page 4 of 5

LETTER AGREEMENT COM0029-13

IN WITNESS WHEREOF, Embraer and Buyer, by their duly authorized officers, have entered into and executed this Letter Agreement to be effective as of the date first written above.

EMBRAER S.A.		SKYWEST INC.

By:	/s/ Artur Coutinho	By:	/s/ Bradford R. Rich
Name:	Artur Coutinho	Name:	Bradford R. Rich
Title:	COO-Chief Operating Officer	Title:	President

By:	/s/ Jose Luis D’ Avila Molina	By:	/s/ Michael J. Kraupp
Name:	Jose Luis D’ Avila Molina	Name:	Michael J. Kraupp
Title:	Vice President Contracts Commercial Aviation	Title:	Chief Financial Officer and Treasurer

Date:	February 15, 2013	Date:
Place:	S. José dos Compos, Brazil	Place:

Witnesses

By:	/s/ Adriana Sarlo	By:
Name:	Adriana Sarlo	Name:

Letter Agreement COM0029-13 – Execution Version	Page 5 of 5

SCHEDULE “A” [***] AIRCRAFT CONFIGURATION [***]

1.	STANDARD AIRCRAFT

The Aircraft [***] shall be manufactured according to [***] although not attached hereto, is incorporated herein by reference, and (ii) the characteristics described in the items below.

2.	OPTIONAL EQUIPMENT:

[***]

3.	FINISHING

The Aircraft will be delivered to Buyer as follows:

3.1	EXTERIOR FINISHING:

The fuselage of the Aircraft shall be painted according to Buyer’s colour and paint scheme, which shall be supplied to Embraer by Buyer on or before [***] prior to the first [***] Aircraft Contractual Delivery Date. The wings and the horizontal stabilizer shall be supplied in the standard colours, i.e., grey  BAC707.

The choices of colour and paint scheme made by Buyer shall apply to all [***] Aircraft, unless Buyer provides written notice of a new colour and paint scheme not less than [***] prior to the relevant Aircraft Contractual Delivery Date.

3.2	INTERIOR FINISHING:

Buyer shall inform Embraer during the customer check list definition (“CCL”), to be held no later than [***] prior to the applicable [***] Aircraft Contractual Delivery Date, of its choice of materials and colours of all and any item of interior finishing such as seat covers, carpet, floor lining on galley areas, side walls and overhead lining, galley lining and curtain, from the choices offered by and available at Embraer. In case Buyer opts to use different materials and/or patterns, Embraer will submit to Buyer a Proposal of Major Change (“PMC”) describing the impacts of such option, if any. Should Buyer not approve such PMC, the interior shall be built according to the choices offered by and  available at Embraer.

Once defined, for the applicable CCL the choices of interior finishing made by Buyer shall apply to all applicable Aircraft. If Buyer requires an interior finishing for any Aircraft that is different from the original one informed to Embraer, Buyer shall present a written request to Embraer not less than [***] prior to the relevant Aircraft Contractual Delivery Date and Embraer will submit the relevant quotation to the approval of Buyer within [***] from the date such request is received by Embraer. Should Buyer not approve the quotation, the interior of relevant Aircraft shall be built according to the original choice of Buyer.

Schedule “A” to Letter Agreement COM0029-13 – Execution Version	Page 1 of 3

SCHEDULE “A” [***] AIRCRAFT CONFIGURATION [***]

3.3	BUYER FURNISHED EQUIPMENT (BFE) AND BUYER INSTALLED EQUIPMENT (BIE):

Buyer may choose to have carpets, tapestries, seat covers and curtain fabrics supplied to Embraer for installation in the Aircraft as BFE. Materials shall conform to the required standards and comply with all applicable regulations and airworthiness requirements. Delays in the delivery of BFE equipment or quality restrictions that prevent the installation thereof in the time frame required by the Aircraft manufacturing process shall entitle Embraer to either delay the delivery of the Aircraft for a period related to the delay of the BFE or present the Aircraft to Buyer without such BFE, in which case Buyer shall not be entitled to refuse acceptance of the Aircraft.

All BFE equipment shall be delivered in DDP conditions (INCOTERMS 2010) to C&D Zodiac – 14 Centerpointe Drive, La Palma, CA 90623, USA, or to another place to be timely informed by Embraer.

Galley inserts (such as coffee makers, water boilers, ovens), trolleys and standard units and medical kits, defibrillators and wheelchairs, as well as any other equipment classified as medical or pharmaceutical product, shall be acquired by Buyer and installed on the Aircraft by Buyer after delivery thereof as BIE.

Notwithstanding the above, Buyer shall [***] in [***].

3.4	EMBRAER RIGHT TO PERFORM FOR BUYER:

If, after written notice from Embraer to Buyer, Buyer fails to make any choice or definition which Buyer is required to make within [***] after such notice regarding the exterior and interior finishing of any Aircraft or to inform Embraer thereof, Embraer shall have the right, but not the obligation, to tender the Aircraft for delivery (a) painted white and (b) fitted with an interior finishing selected by Embraer at its reasonable discretion.

The taking of any such action by Embraer pursuant to this Article shall not constitute a waiver or release of any obligation of Buyer under the Purchase Agreement, nor a waiver of any event of default which may arise out of Buyer’s non-performance of such obligation, nor an election or waiver by Embraer of any remedy or right available to Embraer under the Purchase Agreement.

No compensation to Buyer or reduction of the Aircraft Basic Price shall be due by virtue of the taking of any such actions by Embraer and Embraer shall be entitled to charge Buyer for the amount of the reasonable expenses incurred by Embraer in connection with the performance of or compliance with such agreement, as the case may be, payable by Buyer within [***] from the presentation of the respective invoice by Embraer to Buyer.

4.	REGISTRATION MARKS, TRANSPONDER AND ELT CODES:

The Aircraft shall be delivered to Buyer with the registration marks painted on them. The registration marks, the transponder code and ELT protocol coding

Schedule “A” to Letter Agreement COM0029-13 – Execution Version	Page 2 of 3

SCHEDULE “A” [***] AIRCRAFT CONFIGURATION [***]

shall be supplied to Embraer by Buyer no later than [***] before each relevant Aircraft Contractual Delivery Date. Embraer shall be entitled to tender the Aircraft for delivery to Buyer without registration marks, with an inoperative transponder and without setting the ELT protocol coding in case Buyer fails to supply such information to Embraer in due time.

5.	EXPORT CONTROL ITEMS

The Aircraft contains (i) an IESI (Integrated Electronic Standby Instrument System) manufactured by Thales Avionics with an embedded QRS-11 gyroscopic microchip used for emergency backup and flight safety information, and (ii) IRU (Inertial Reference Unit) manufactured by Honeywell International. The IESI and the IRU that are incorporated into this Aircraft are subject to export control under United States of America law. Transfer or re-export of such items (whether or not incorporated into the Aircraft), as well as their related technology and software may require prior authorization from the US Government.

IT IS HEREBY AGREED AND UNDERSTOOD BY THE PARTIES THAT IF THERE IS ANY CONFLICT BETWEEN THE TERMS OF THIS SCHEDULE “A” AND THE TERMS OF THE TECHNICAL DESCRIPTION ABOVE REFERRED, THE TERMS OF THIS SCHEDULE “A” SHALL PREVAIL.

Schedule “A” to Letter Agreement COM0029-13 – Execution Version	Page 3 of 3

[***]

[***]

Schedule “B” to Letter Agreement COM0029-13 – Execution Version	Page 1 of 1

[***]

[***]

Schedule “C” to Letter Agreement COM0029-13 – Execution Version	Page 1 of 1

[***]

[***]

Annex 1 to Schedule “C” of Letter Agreement COM0029-13	Page 1 of 1

AMENDMENT No. 1 TO LETTER AGREEMENT COM0029-13

This Amendment No. 1 to the Letter Agreement COM0029-13, dated as of March 24, 2014 (“Amendment No. 1”) relates to the Letter Agreement COM0029-13 as amended from time to time prior to the date hereof (the “Letter Agreement”) between Embraer S.A. (“Embraer”) and SkyWest Inc. (“Buyer”) dated February 15, 2013 (the “Agreement”). This Amendment No. 1 is between Embraer and Buyer, collectively referred to herein as the “Parties”.

This Amendment No. 1 sets forth additional agreements between Embraer and Buyer with respects to the matters set forth herein.

Except as otherwise provided for herein, all terms of the Letter Agreement shall remain in full force and effect. All capitalized terms used in this Amendment No. 1 which are not defined herein shall have the meaning given in the Letter Agreement. In the event of any conflict between this Amendment No. 1 and the Letter Agreement, the terms, conditions and provisions of this Amendment No. 1 shall control.

NOW, THEREFORE, for good and valuable consideration which is hereby acknowledged, Embraer and Buyer hereby agree as follows:

1. [***]

Section 11 of the Letter Agreement and Schedule C shall be deleted and shall be replaced as follows:

[***]

2.	Counterparts

This Agreement may be signed by the parties hereto in any number of separate counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument and all of which when taken together shall constitute one and the same instrument.

3.	Miscellaneous

All other terms and conditions of the Letter Agreement, which are not specifically amended by this Amendment No. 1 shall remain in full force and effect without any change.

Amendment No. 1 to Letter Agreement COM0029-13 COM0134-14	Page 1 of 2

AMENDMENT No. 1 TO LETTER AGREEMENT COM0029-13

IN WITNESS WHEREOF, EMBRAER and BUYER, by their duly authorized officers, have entered into and executed this Amendment No. 1 to Letter Agreement to be effective as of the date first written above.

EMBRAER S.A.		SKYWEST INC.

By:	/s/ Mauro Kern Junior	By:	/s/ Bradford R. Rich
Name:	Mauro Kern Junior	Name:	Bradford R. Rich
Title:	Executive Vice President Engineering and Technology	Title:	President

By:	/s/ Jose Luis D’ Avila Molina	By:	/s/ Michael J. Kraupp
Name:	Jose Luis D’ Avila Molina	Name:	Michael J. Kraupp
Title:	Vice President Contracts Commercial Aviation	Title:	Chief Financial Officer and Treasurer

Date:	April 3, 2014	Date:	March 24, 2014
Place:	São José dos Campos, SP, Brazil	Place:	St. George, Utah, USA

Witness:	/s/ Carlos Wesley Martins Silva	Witness:	/s/ Darin T. Hafen
Name:	Carlos Wesley Martins Silva	Name:	Darin T. Hafen

Amendment No. 1 to Letter Agreement COM0029-13 COM0134-14	Page 2 of 2

[***]

[***]

Schedule “C-1” to Amendment No. 1 to Letter Agreement COM0029-13 COM0134-14	Page 1 of 1

AMENDMENT No. 2 TO LETTER AGREEMENT COM0029-13

This Amendment No. 2 to the Letter Agreement COM0029-13, dated as of May 12, 2015 (“Amendment No. 2” and the “Amendment Effective Date”) relates to the Letter Agreement COM0029-13 between Embraer S.A. (“Embraer”) and SkyWest Inc. (“Buyer”) dated February 15, 2013, as it may be amended from time to time (collectively referred to herein as “Letter Agreement”) and Purchase Agreement COM0028-13 also between Embraer and  Buyer dated February 15, 2013 as it may be amended from time to time (collectively the “Purchase Agreement”). This Amendment No.2 is between Embraer and Buyer (collectively referred to herein as the “Parties”).

This Agreement No. 2 sets forth additional agreements between Embraer and Buyer with respect to the matters set forth herein.

Except as otherwise provided for herein, all terms of the Letter Agreement and Purchase Agreement shall remain in full force and effect. All capitalized terms used in this Amendment No. 2 which are not defined herein shall have the meaning given in the Purchase Agreement and Letter Agreement. In the event of any conflict between this Amendment No. 2 and the Purchase Agreement and Letter Agreement, the terms, conditions and provisions of this Amendment No. 2 shall control.

WHEREAS, Buyer has as of the Amendment Effective Date confirmed an additional [***] Aircraft pursuant to Amendment No. 8 to the Purchase Agreement dated as of the Amendment Effective Date.

WHEREAS, the Parties hereby desire to set forth their additional agreement herein in relation to certain terms and conditions of the Purchase Agreement.

NOW, THEREFORE, for good and valuable consideration which is hereby acknowledged, Embraer and Buyer hereby agree as follows:

1. [***]

INTENTIONALLY LEFT BLANK

Amendment No. 2 to Letter Agreement COM0029-13 COM244-15	Page 1 of 2

AMENDMENT No. 2 TO LETTER AGREEMENT COM0029-13

IN WITNESS WHEREOF, Embraer and Buyer, by their duly authorized officers, have entered into and executed this Amendment No. 2 to Letter Agreement to be effective as of the date first written above.

Embraer S.A.		SkyWest Inc.

By	/s/ Mauro Kern Junior	By	/s/ Robert Simmons
Name:	Mauro Kern Junior	Name:	Robert Simmons
Title:	Executive Vice President Engineering and Technology	Title:	Chief Financial Officer

By	/s/ Adrian Sarlo
Name:	Adrian Sarlo
Title:	Vice President Contracts Commercial Aviation

Place:	São José dos Campos, SP, Brazil	Place:	St. George, Utah, USA

Witness:	/s/ Rinaldo P Prado	Witness:	/s/ Darin T. Hafen
Name:	Rinaldo P Prado	Name:	Darin T. Hafen

Amendment No. 2 to Letter Agreement COM0029-13 COM244-15	Page 2 of 2

AMENDMENT No. 3 TO LETTER AGREEMENT COM0029-13

This Amendment No. 3 to the Letter Agreement COM0029-13 (this “Amendment No. 3”), dated as of September 9, 2015 (the “Amendment Effective Date”) relates to the Letter Agreement COM0029-13 between Embraer S.A. (“Embraer”) and SkyWest Inc. (“Buyer”) dated February 15, 2013, as it may be amended from time to time (collectively referred to herein as “Letter Agreement”) and Purchase Agreement COM0028-13 also between Embraer and Buyer dated February 15, 2013 as it may be amended from time to time (collectively the “Purchase Agreement”). This Amendment No. 3 is between Embraer and Buyer (collectively referred to herein as the “Parties”).

This Amendment No. 3 sets forth additional agreements between Embraer and Buyer with respect to the matters set forth herein.

Except as otherwise provided for herein, all terms of the Letter Agreement and Purchase Agreement shall remain in full force and effect. All capitalized terms used in this Amendment No. 3 which are not defined herein shall have the meaning given in the Purchase Agreement and Letter Agreement. In the event of any conflict between this Amendment No. 3 and the Purchase Agreement and Letter Agreement, the terms, conditions and provisions of this Amendment No. 3 shall control.

WHEREAS, Buyer has notified Embraer that on September 9, 2015, SkyWest Airlines, Inc., a Utah corporation and wholly owned subsidiary of Buyer (“SkyWest”), entered into a CPA with United Airlines, Inc. (“United”) with respect to the [***] Aircraft (the “SkyWest/United Airlines Aircraft”).

WHEREAS, to accommodate the Buyer’s purchase of the SkyWest/United Airlines Aircraft, Buyer has requested and Embraer has agreed to amend and replace Schedule C- 1;

NOW, THEREFORE, for good and valuable consideration which is hereby acknowledged, Embraer and Buyer hereby agree as follows:

1.	[***]

The parties hereto agreed to replace and amend Schedule “C-1” of the Letter Agreement as set forth in Schedule 1 hereto.

2.	COUNTERPARTS

This Agreement may be signed by the parties hereto in any number of separate counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument and all of which when taken together shall constitute one and the same instrument.

3.	MISCELLANEOUS

All other terms and conditions of the Purchase Agreement, which are not specifically amended by this Amendment No. 3, shall remain in full force and effect without any change.

Amendment No. 3 to Letter Agreement COM0029-13 COM0488-15	Page 1 of 2

AMENDMENT No. 3 TO LETTER AGREEMENT COM0029-13

IN WITNESS WHEREOF, Embraer and Buyer, by their duly authorized officers, have entered into and executed this Amendment No. 3 to Letter Agreement to be effective as of the date first written above.

Embraer S.A.		SkyWest Inc.

By	/s/ Luis Carlos Affonso	By	/s/ Wade Steel
Name:	Luis Carlos Affonso	Name:	Wade Steel
Title:	Senior Vice President Operations & COO Commercial Aviation	Title:	Chief Commercial Officer

By	/s/ Adrian Sarlo
Name:	Adrian Sarlo
Title:	Vice President Contracts Commercial Aviation

Place:	São José dos Campos, SP, Brazil	Place:	St. George, Utah, USA

Witness:		Witness:	/s/ Darin T. Hafen
Name:		Name:	Darin T. Hafen

Amendment No. 3 to Letter Agreement COM0029-13 COM0488-15	Page 2 of 2

SCHEDULE 1

AMENDMENT TO SCHEDULE “C-1” OF THE LETTER AGREEMENT

[***]

[***]

Schedule “C-1” to Amendment No. 3 to Letter Agreement COM0029-13 COM0134-14	Page 1 of 1

AMENDMENT No. 4 TO LETTER AGREEMENT COM0029-13

This Amendment No. 4 to the Letter Agreement COM0029-13 (this “Amendment No. 4”), dated as of October 2, 2015 (the “Amendment Effective Date”) relates to the Letter Agreement COM0029-13 between Embraer S.A. (“Embraer”) and SkyWest Inc.  (“Buyer”) dated February 15, 2013, as it may be amended from time to time (collectively referred to herein as “Letter Agreement”) and Purchase Agreement COM0028-13 also between Embraer and Buyer dated February 15, 2013 as it may be amended from time to time (collectively the “Purchase Agreement”). This Amendment No. 4 is between Embraer and Buyer (collectively referred to herein as the “Parties”).

This Amendment No. 4 sets forth additional agreements between Embraer and Buyer with respect to the matters set forth herein.

Except as otherwise provided for herein, all terms of the Letter Agreement and Purchase Agreement shall remain in full force and effect. All capitalized terms used in this Amendment No. 4 which are not defined herein shall have the meaning given in the Purchase Agreement and Letter Agreement. In the event of any conflict between this Amendment No. 4 and the Purchase Agreement and Letter Agreement, the terms, conditions and provisions of this Amendment No. 4 shall control.

WHEREAS, Buyer has requested and Embraer has agreed to exercise a batch of an additional [***] of the Option Aircraft under the Purchase Agreement, configured per Attachment A5 (SkyWest/Alaska Airlines Aircraft), pursuant to Amendment No. 10 to the Purchase Agreement dated as of the Amendment Effective Date;

WHEREAS, [***];

NOW, THEREFORE, for good and valuable consideration which is hereby acknowledged, Embraer and Buyer hereby agree as follows:

1.	LETTER AGREEMENT AMENDMENT

1.1 Amendment No. 2 to Letter Agreement COM0029-13 (“Letter Agreement Amendment No. 2”) executed by Embraer and Buyer dated May 12, 2015 is hereby amended as follows:

Article 1 of Letter Agreement Amendment No. 2 is hereby deleted and replaced with the following text:

[***]

3.	COUNTERPARTS

This Agreement may be signed by the parties hereto in any number of separate counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument and all of which when taken together shall constitute one and the same instrument.

4.	MISCELLANEOUS

Amendment No. 4 to Letter Agreement COM0029-13 COM0517-15	Page 1 of 3

AMENDMENT No. 4 TO LETTER AGREEMENT COM0029-13

All other terms and conditions of the Purchase Agreement, which are not specifically amended by this Amendment No. 4, shall remain in full force and effect without any change.

[Signature Page Follows]

Amendment No. 4 to Letter Agreement COM0029-13 COM0517-15	Page 2 of 3

AMENDMENT No. 4 TO LETTER AGREEMENT COM0029-13

IN WITNESS WHEREOF, Embraer and Buyer, by their duly authorized officers, have entered into and executed this Amendment No. 4 to Letter Agreement to be effective as of the date first written above.

Embraer S.A.		SkyWest Inc.

By	/s/ Luis Carlos Affonso	By	/s/ Wade Steel
Name:	Luis Carlos Affonso	Name:	Wade Steel
Title:	Senior Vice President Operations & COO Commercial Aviation	Title:	CCO

By	/s/ Adrian Sarlo
Name:	Adrian Sarlo
Title:	Vice President Contracts Commercial Aviation

Place:	São José dos Campos, SP, Brazil	Place:	St. George, Utah, USA

Amendment No. 4 to Letter Agreement COM0029-13 COM0517-15	Page 3 of 3

AMENDMENT No. 5 TO LETTER AGREEMENT COM0029-13

This Amendment No. 5 to the Letter Agreement COM0029-13 (this “Amendment No. 5”), dated as of October 19, 2015 (the “Amendment Effective Date”) relates to the Letter Agreement COM0029-13 between Embraer S.A. (“Embraer”) and SkyWest Inc. (“Buyer”) dated February 15, 2013, as it may be amended from time to time (collectively referred to herein as “Letter Agreement”) and Purchase Agreement COM0028-13 also between Embraer and Buyer dated February 15, 2013 as it may be amended from time to time (collectively the “Purchase Agreement”). This Amendment No. 5 is between Embraer and Buyer (collectively referred to herein as the “Parties”).

This Amendment No. 5 sets forth additional agreements between Embraer and Buyer with respect to the matters set forth herein.

Except as otherwise provided for herein, all terms of the Letter Agreement and Purchase Agreement shall remain in full force and effect. All capitalized terms used in this Amendment No. 5 which are not defined herein shall have the meaning given in the Purchase Agreement and Letter Agreement. In the event of any conflict between this Amendment No. 5 and the Purchase Agreement and Letter Agreement, the terms, conditions and provisions of this Amendment No. 5 shall control.

WHEREAS, Buyer has elected to purchase [***] Purchase Right Aircraft, with such [***] aircraft (“Delta Purchase Right Aircraft”) to be configured per Attachment A6 (SkyWest/Delta Air Lines Aircraft) pursuant to Amendment No. 11 to the Purchase Agreement dated as of the Amendment Effective Date;

WHEREAS, to accommodate the purchase of the Delta Purchase Right Aircraft, [***] for these additional [***] Delta Purchase Right Aircraft;

NOW, THEREFORE, for good and valuable consideration which is hereby acknowledged, Embraer and Buyer hereby agree as follows:

1. [***]

2. [***]

3.	COUNTERPARTS

This Agreement may be signed by the parties hereto in any number of separate counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument and all of which when taken together shall constitute one and the same instrument.

4.	MISCELLANEOUS

All other terms and conditions of the Purchase Agreement, which are not specifically amended by this Amendment No. 5, shall remain in full force and effect without any change.

[INTENTIONALLY LEFT BLANK]

Amendment No. 5 to Letter Agreement COM0029-13 COM0563-15	Page 1 of 2

IN WITNESS WHEREOF, Embraer and Buyer, by their duly authorized officers, have entered into and executed this Amendment No. 5 to Letter Agreement to be effective as of the date first written above.

Embraer S.A.		SkyWest Inc.

By	/s/ Jose Antonio A. Filippo	By	/s/ Wade Steel
Name:	Jose Antonio A. Filippo	Name:	Wade Steel
Title:	Executive Vice President & CFO	Title:	Chief Commercial Officer

By	/s/ Adrian Sarlo
Name:	Adrian Sarlo
Title:	Vice President Contracts Commercial Aviation

Place:	São José dos Campos, SP, Brazil	Place:	St. George, Utah, USA

Amendment No. 5 to Letter Agreement COM0029-13 COM0563-15	Page 2 of 2

AMENDMENT No. 6 TO LETTER AGREEMENT COM0029-13

This Amendment No. 6 to the Letter Agreement COM0029-13 (this “Amendment No. 6”), dated as of December 10, 2015 (the “Amendment Effective Date”) relates to the Letter Agreement COM0029-13 between Embraer S.A. (“Embraer”) and SkyWest Inc. (“Buyer”) dated February 15, 2013, as it may be amended from time to time (collectively referred to herein as “Letter Agreement”) and Purchase Agreement COM0028-13 also between Embraer and Buyer dated February 15, 2013 as it may be amended from time to time (collectively the “Purchase Agreement”). This Amendment No. 6 is between Embraer and Buyer (collectively referred to herein as the “Parties”).

This Amendment No. 6 sets forth additional agreements between Embraer and Buyer with respect to the matters set forth herein.

Except as otherwise provided for herein, all terms of the Letter Agreement and Purchase Agreement shall remain in full force and effect. All capitalized terms used in this Amendment No. 6 which are not defined herein shall have the meaning given in the Purchase Agreement and Letter Agreement. In the event of any conflict between this Amendment No. 6 and the Purchase Agreement and Letter Agreement, the terms, conditions and provisions of this Amendment No. 6 shall control.

WHEREAS, Buyer has elected to purchase [***] Purchase Right Aircraft, with such [***] aircraft (“United Purchase Right Aircraft”) to be configured per Attachment A4 (SkyWest/United Airlines Aircraft) pursuant to Amendment No. 12 to the Purchase Agreement dated as of the Amendment Effective Date;

WHEREAS, to accommodate the Buyer’s purchase of the United Purchase Right Aircraft, [***];

NOW, THEREFORE, for good and valuable consideration which is hereby acknowledged, Embraer and Buyer hereby agree as follows:

1. [***]

2.	COUNTERPARTS

This Agreement may be signed by the parties hereto in any number of separate counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument and all of which when taken together shall constitute one and the same instrument.

3.	MISCELLANEOUS

All other terms and conditions of the Purchase Agreement, which are not specifically amended by this Amendment No. 6, shall remain in full force and effect without any change.

[INTENTIONALLY LEFT BLANK]

Amendment No. 6 to Letter Agreement COM0029-13 COM0585-15	Page 1 of 2

IN WITNESS WHEREOF, Embraer and Buyer, by their duly authorized officers, have entered into and executed this Amendment No. 6 to Letter Agreement to be effective as of the date first written above.

Embraer S.A.		SkyWest Inc.

By	/s/ Luis Carlos Affonso	By	/s/ Wade Steel
Name:	Luis Carlos Affonso	Name:	Wade Steel
Title:	Senior Vice President Operations & COO Commercial Aviation	Title:	Chief Commercial Officer

By	/s/ Adrian Sarlo
Name:	Adrian Sarlo
Title:	Vice President Contracts Commercial Aviation

Place:	São José dos Campos, SP, Brazil	Place:	St. George, Utah, USA

Amendment No. 6 to Letter Agreement COM0029-13 COM0585-15	Page 2 of 2

AMENDMENT No. 7 TO LETTER AGREEMENT COM0029-13

This Amendment No. 7 to the Letter Agreement COM0029-13 (this “Amendment No. 7”)1 dated as of April 15, 2016 relates to the Letter Agreement COM0029-13 between Embraer S.A. (“Embraer”) and SkyWest Inc. (“Buyer”) dated February 15, 2013 as amended and supplemented from time to time (collectively, referred to herein as “Letter Agreement”) and Purchase Agreement No. COM0028-13 also between Embraer and Buyer dated February 15, 2013 as amended and supplemented from time to time (collectively, the “Purchase Agreement”). This Amendment No. 7 is between Embraer and Buyer (collectively referred to herein as the “Parties”).

This Amendment No. 7 sets forth additional agreements between Embraer and Buyer with respect to the matters set forth herein.

Except as otherwise provided herein, all terms of the Letter Agreement and Purchase Agreement shall remain in full force and effect. All capitalized terms used in this Amendment No. 7 which are not defined herein shall have the meaning given in the Purchase Agreement and Letter Agreement. In the event of any conflict between this Amendment No. 7 and the Letter Agreement and the Purchase Agreement, the terms, conditions and provisions of this Amendment No. 7 shall control.

WHEREAS, pursuant to the Letter Agreement, [***]

WHEREAS, Embraer and Buyer have agreed to [***] as described herein;

NOW, THEREFORE, for good and valuable consideration which is hereby acknowledged, Embraer and Buyer hereby agree as follows:

1.[***]

2.[***]

3.	MISCELLANEOUS

The provisions of Articles 18, 19, 23, and 25 - 30 of the Purchase Agreement apply mutatis mutandis. All other provisions of the Purchase Agreement and Letter Agreement that have not been specifically amended or modified by this Amendment No. 7 shall remain valid in full force and effect without any change.

4.	COUNTERPARTS

1 Amendment No. 7 is being executed later in time than Amendment No. 8.

Amendment No. 7 to Letter Agreement COM0029-13 COM0044-16	Page 1 of 3

This Amendment No. 7 may be signed by the parties hereto in any number of separate counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument and all of which when taken together shall constitute one and the same instrument.

Amendment No. 7 to Letter Agreement COM0029-13 COM0044-16	Page 2 of 3

IN WITNESS WHEREOF, Embraer and Buyer, by their duly authorized officers, have entered into and executed this Amendment No. 7 to Letter Agreement to be effective as of the date first written above.

Embraer S.A.		SkyWest Inc.

By	/s/ Luis Carlos Affonso	By	/s/ Wade Steel
Name:	Luis Carlos Affonso	Name:	Wade Steel
Title:	Chief Operating Officer Commercial Aviation	Title:	Chief Commercial Officer

By	/s/ Adrian Sarlo
Name:	Adrian Sarlo
Title:	Vice President Contracts Commercial Aviation

Place:	São José dos Campos, SP, Brazil	Place:	St. George, Utah, USA

Amendment No. 7 to Letter Agreement COM0029-13 COM0044-16	Page 3 of 3

AMENDMENT No. 8 TO LETTER AGREEMENT COM0029-13

This Amendment No. 8 to the Letter Agreement COM0029-13 (this “Amendment No. 8”) dated as of February 29, 2016 relates to the Letter Agreement COM0029-13 between Embraer S.A. (“Embraer”) and SkyWest Inc. (“Buyer”) dated February 15, 2013 as amended and supplemented from time to time (collectively, referred to herein as “Letter Agreement”) and Purchase Agreement No. COM0028-13 also between Embraer and Buyer dated February 15, 2013 as amended and supplemented from time to time (collectively, the “Purchase Agreement”). This Amendment No. 8 is between Embraer and Buyer (collectively referred to herein as the “Parties”).

This Amendment No. 8 sets forth additional agreements between Embraer and Buyer with respect to the matters set forth herein.

Except as otherwise provided herein, all terms of the Letter Agreement and Purchase Agreement shall remain in full force and effect. All capitalized terms used in this Amendment No. 8 which are not defined herein shall have the meaning given in the Purchase Agreement and Letter Agreement. In the event of any conflict between this Amendment No. 8 and the Letter Agreement and the Purchase Agreement, the terms, conditions and provisions of this Amendment No. 8 shall control.

WHEREAS:

a)	Embraer and Buyer have agreed to change the contractual delivery schedule in regards to certain Aircraft, in accordance with Amendment No. 14 to the Purchase Agreement;
b)	[***]

NOW, THEREFORE, for good and valuable consideration, which is hereby acknowledged, Embraer and Buyer hereby agree as follows:

1. [***]

2.	MISCELLANEOUS

The provisions of Articles 18, 19, 23, and 25 - 30 of the Purchase Agreement apply mutatis mutandis. All other provisions of the Purchase Agreement and Letter  Agreement that have not been specifically amended or modified by this Amendment No. 8 shall remain valid in full force and effect without any change.

3.	COUNTERPARTS

This Amendment No. 8 may be signed by the parties hereto in any number of separate counterparts with the same effect as if the signatures thereto and hereto were upon the

Amendment No. 8 to Letter Agreement COM0029-13 COM0098-16	Page 1 of 3

same instrument and all of which when taken together shall constitute one and the same instrument.

[INTENTIONALLY LEFT BLANK]

Amendment No. 8 to Letter Agreement COM0029-13 COM0098-16	Page 2 of 3

IN WITNESS WHEREOF, Embraer and Buyer, by their duly authorized officers, have entered into and executed this Amendment No. 8 to Letter Agreement to be effective as of the date first written above.

EMBRAER S.A.		SKYWEST INC.

By	/s/ Luis Carlos Affonso	By	/s/ Wade Steel
Name:	Luis Carlos Affonso	Name:	Wade Steel
Title:	Senior Vice President Operations & COO Commercial Aviation	Title:	Chief Commercial Officer

By	/s/ Adrian Sarlo
Name:	Adrian Sarlo
Title:	Vice President Contracts Commercial Aviation

Place:	São José dos Campos, SP, Brazil	Place:	St. George, Utah, USA

Amendment No. 8 to Letter Agreement COM0029-13 COM0098-16	Page 3 of 3

AMENDMENT No. 9 TO LETTER AGREEMENT COM0029-13

This Amendment No. 9 COM0244-17 (the “Amendment No. 9”), dated as of May 12, 2017 (the “Amendment Effective Date”) relates to the Letter Agreement COM0029-13 between Embraer S.A. (“Embraer”) and SkyWest, Inc. (“Buyer”) dated February 15, 2013, as it may be amended from time to time (collectively referred to herein as “Letter Agreement”) and Purchase Agreement COM0028-13, also between Embraer and Buyer dated February 15, 2013, as it may be amended from time to time (collectively the “Purchase Agreement”). This Amendment No. 9 is between Embraer and Buyer (collectively referred to herein as the “Parties”).

This Amendment No. 9 sets forth additional agreements between Embraer and Buyer with respect to the matters set forth herein.

Except as otherwise provided for herein, all terms of the Letter Agreement and Purchase Agreement shall remain in full force and effect. All capitalized terms used in this Amendment No. 9, which are not defined herein, shall have the meaning given in the Purchase Agreement and Letter Agreement. In the event of any conflict between this Amendment No. 9 and the Purchase Agreement and Letter Agreement, the terms, conditions and provisions of this Amendment No. 9 shall control.

WHEREAS, in accordance with the terms and conditions of Amendment No. 20 COM243-17 to the Purchase Agreement (the “Amendment No. 20”), Buyer is acquiring [***] E170+ Aircraft, hereinafter referred to as the “SkyWest/Delta E170+ Aircraft”;

WHEREAS, in accordance with the terms and conditions of Amendment No. 20, Buyer shall have (i) the option to purchase up to [***] Option Aircraft in accordance with Article 21 of the Purchase Agreement (the “E170+ Option Aircraft”) and (ii) the right to purchase up to [***] Purchase Right Aircraft in accordance with Article 22 of the Purchase Agreement (the “E170+PRA”);

WHEREAS, the SkyWest/Delta E170+ Aircraft, the E170+ Option Aircraft and the E170+ PRA are hereinafter referred to collectively as the E170+ Aircraft;

WHEREAS, [***] as described herein; and

WHEREAS, Embraer has agreed to [***], as described herein; and

WHEREAS, the Parties hereby desire to set forth their additional agreement herein, in relation to certain terms and conditions of the Purchase Agreement;

NOW, THEREFORE, for good and valuable consideration, which is hereby acknowledged, Embraer and Buyer hereby agree as follows:

1. [***]

Amendment No. 9 to Letter Agreement COM0029-13 COM0244-17	Page 1 of 3

2.	[***] MAINTENANCE COSTS
2.1	Embraer agrees to [***] with respect to the maintenance of the E170+ Aircraft. Buyer agrees to [***] of the aircraft.
3.	[***]
4.	[***]
5.	[***]
6.	[***]
7.	[***]
8.	[***]

With respect to the Aircraft, [***] to the Letter Agreement shall apply.

9.	OTHER LOA PROVISIONS

The following sections of the Letter Agreement shall not apply to the E170+ Aircraft: Article 1 ([***]) and Article 7 ([***]).

10.	MISCELLANEOUS

All other terms and conditions of the Purchase Agreement, which are not specifically amended by this Amendment No. 9, shall remain in full force and effect without any change.

[INTENTIONALLY LEFT BLANK]

Amendment No. 9 to Letter Agreement COM0029-13 COM0244-17	Page 2 of 3

IN WITNESS WHEREOF, Embraer and Buyer, by their duly authorized officers, have entered into and executed this Amendment No. 9 to Letter Agreement to be effective as of the date first written above.

Embraer S.A.		SkyWest, Inc.

By	/s/ Mauro Kern	By	/s/ Wade Steel
Name:	Mauro Kern	Name:	Wade Steel
Title:	COO - Chief Operating Officer	Title:	Chief Commercial Officer

By	/s/ Simon Newitt
Name:	Simon Newitt
Title:	Vice President Contracts

Place:	São José dos Campos, SP, Brazil	Place:	St. George, Utah, USA

Amendment No. 9 to Letter Agreement COM0029-13 COM0244-17	Page 3 of 3

[***]

[***]

Schedule “C-2” to Amendment. No. 9 to Letter Agreement COM0029-13 COM0134-14	Page 1 of 1

AMENDMENT No. 10 TO LETTER AGREEMENT COM0029-13

This Amendment No. 10 to the Letter Agreement COM0029-13 (this “Amendment No. 10”), dated as of July 14, 2017 (the “Amendment Effective Date”) relates to the Letter Agreement COM0029-13 between Embraer S.A. (“Embraer”) and SkyWest Inc. (“Buyer”) dated February 15, 2013, as it may be amended from time to time (collectively referred to herein as “Letter Agreement”) and Purchase Agreement COM0028-13 also between Embraer and Buyer dated February 15, 2013 as it may be amended from time to time (collectively the “Purchase Agreement”). This Amendment No. 10 is between Embraer and Buyer (collectively referred to herein as the “Parties”).

This Amendment No. 10 sets forth additional agreements between Embraer and Buyer with respect to the matters set forth herein.

Except as otherwise provided for herein, all terms of the Letter Agreement and Purchase Agreement shall remain in full force and effect. All capitalized terms used in this Amendment No. 10 which are not defined herein shall have the meaning given in the Purchase Agreement and Letter Agreement. In the event of any conflict between this Amendment No. 10 and the Purchase Agreement and Letter Agreement, the terms, conditions and provisions of this Amendment No. 10 shall control.

WHEREAS, as a consequence of an agreement between Buyer [***] E175 Aircraft under the Purchase Agreement, configured per Attachment A12 (SkyWest/Alaska Airlines Aircraft [***]) pursuant to Amendment No. 21 to the Purchase Agreement dated as of the Amendment Effective Date; and

WHEREAS, the Parties have agreed to [***] for these additional [***] SkyWest/Alaska       Airlines       Aircraft       [***].

NOW, THEREFORE, for good and valuable consideration which is hereby acknowledged, Embraer and Buyer hereby agree as follows:

1.	LETTER AGREEMENT AMENDMENT
1.1	Article 1 of Amendment No. 9 to Letter Agreement COM0029-13 executed by Embraer and Buyer dated May 12, 2017 is hereby amended as follows:

1.[***]

2.	COMPLIANCE WITH LAWS

Each Party represents to the other Party that in connection with the negotiation, execution and performance under this Agreement it: (i) has acted in good faith  and with business integrity towards the other Party and any third parties, (ii) complies with anti-corruption and anti-money laundering laws applicable to such Party to the extent that they apply to such Party’s obligations and activities stated in this Agreement, (iii) such Party has a code of ethics (or equivalent document) and an anti-corruption policy (or equivalent document) (collectively, “Code”)

Amendment No. 10 to Letter Agreement COM0029-13 COM0318-17	Page 1 of 3

AMENDMENT No. 10 TO LETTER AGREEMENT COM0029-13

consistent with U.S business practice or internationally accepted ethical and anti- corruption standards, which guides the conduct of its officers and employees, and (iv) such Party maintains internal procedures reasonably designed and conceived to enforce and promote the compliance with the anti-corruption provisions of its Code. The foregoing representations are made on a continuing basis and shall hold true until termination or expiration of this Agreement.

Each Party represents to the other Party that (i) such Party has not and will not offer, promise or give to any employee, officer, official, agent or representative of the other Party any amount of money, personal services, credit or other thing of value, save where not in violation of any of the following: (a) United States or Brazilian laws which apply or may apply to this Agreement or to such Party generally, or (b) reasonably accepted standards of conduct and practices; and (ii) such Party has not and will not offer, promise or give to, or request or demand from, any employee, officer, official, agent or representative of the other Party any payment or thing of value which can potentially impact a business decision of the other Party in the context of this Agreement or the subject matter hereof.

3.	COUNTERPARTS

This Agreement may be signed by the parties hereto in any number of separate counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument and all of which when taken  together shall constitute one and the same instrument.

4.	MISCELLANEOUS

All other terms and conditions of the Purchase Agreement, which are not specifically amended by this Amendment No. 10, shall remain in full force and effect without any change.

[Signature Page Follows]

Amendment No. 10 to Letter Agreement COM0029-13 COM0318-17	Page 2 of 3

AMENDMENT No. 10 TO LETTER AGREEMENT COM0029-13

IN WITNESS WHEREOF, Embraer and Buyer, by their duly authorized officers, have entered into and executed this Amendment No. 10 to Letter Agreement to be effective as of the date first written above.

Embraer S.A.		SkyWest Inc.

By	/s/ Johann Bordais	By	/s/ Wade Steel
Name:	Johann Bordais	Name:	Wade Steel
Title:	Vice President Services & Support	Title:	Chief Commercial Officer

By	/s/ Luis Carlos Affonso
Name:	Luis Carlos Affonso
Title:	Chief Operating Officer Commercial Aviation

Place:	São José dos Campos, SP, Brazil	Place:	St. George, Utah, USA

Amendment No. 10 to Letter Agreement COM0029-13 COM0318-17	Page 3 of 3

AMENDMENT No. 11 TO LETTER AGREEMENT COM0029-13

This Amendment No. 11 to the Letter Agreement COM0029-13 (this “Amendment No. 11”), dated as of August 15, 2017 (the “Amendment Effective Date”) relates to the Letter Agreement COM0029-13 between Embraer S.A. (“Embraer”) and SkyWest Inc. (“Buyer”) dated February 15, 2013, as it may be amended from time to time (collectively referred to herein as “Letter Agreement”) and Purchase Agreement COM0028-13 also between Embraer and Buyer dated February 15, 2013 as it may be amended from time to time (collectively the “Purchase Agreement”). This Amendment No. 11 is between Embraer and Buyer (collectively referred to herein as the “Parties”).

This Amendment No. 11 sets forth additional agreements between Embraer and Buyer with respect to the matters set forth herein.

Except as otherwise provided for herein, all terms of the Letter Agreement and Purchase Agreement shall remain in full force and effect. All capitalized terms used in this Amendment No. 11 which are not defined herein shall have the meaning given in the Purchase Agreement and Letter Agreement. In the event of any conflict between this Amendment No. 11 and the Purchase Agreement and Letter Agreement, the terms, conditions and provisions of this Amendment No. 11 shall control.

WHEREAS, as a consequence of an agreement between Buyer [***] E175 Aircraft under the Purchase Agreement, configured per Attachment A14 (SkyWest/Alaska Airlines Aircraft [***]) pursuant to Amendment No. 23 to the Purchase Agreement dated as of the Amendment Effective Date; and

WHEREAS, the Parties have agreed to [***] for these additional [***] SkyWest/Alaska     Airlines     Aircraft     [***].

NOW, THEREFORE, for good and valuable consideration which is hereby acknowledged, Embraer and Buyer hereby agree as follows:

1.	LETTER AGREEMENT AMENDMENT
1.1	Article 1 of Amendment No. 9 to Letter Agreement COM0029-13 executed by Embraer and Buyer dated May 12, 2017 is hereby amended as follows:

1.[***]

2.	COMPLIANCE WITH LAWS

Each Party represents to the other Party that in connection with the negotiation, execution and performance under this Agreement it: (i) has acted in good faith  and with business integrity towards the other Party and any third parties, (ii) complies with anti-corruption and anti-money laundering laws applicable to such

Amendment No. 11 to Letter Agreement COM0029-13 COM0476-17	Page 1 of 3

AMENDMENT No. 11 TO LETTER AGREEMENT COM0029-13

Party to the extent that they apply to such Party’s obligations and activities stated in this Agreement, (iii) such Party has a code of ethics (or equivalent document) and an anti-corruption policy (or equivalent document) (collectively, “Code”) consistent with U.S business practice or internationally accepted ethical and anti- corruption standards, which guides the conduct of its officers and employees, and (iv) such Party maintains internal procedures reasonably designed and conceived to enforce and promote the compliance with the anti-corruption provisions of its Code. The foregoing representations are made on a continuing basis and shall hold true until termination or expiration of this Agreement.

Each Party represents to the other Party that (i) such Party has not and will not offer, promise or give to any employee, officer, official, agent or representative of the other Party any amount of money, personal services, credit or other thing of value, save where not in violation of any of the following: (a) United States or Brazilian laws which apply or may apply to this Agreement or to such Party generally, or (b) reasonably accepted standards of conduct and practices; and (ii) such Party has not and will not offer, promise or give to, or request or demand from, any employee, officer, official, agent or representative of the other Party any payment or thing of value which can potentially impact a business decision of the other Party in the context of this Agreement or the subject matter hereof.

3.	COUNTERPARTS

This Agreement may be signed by the parties hereto in any number of separate counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument and all of which when taken  together shall constitute one and the same instrument.

4.	MISCELLANEOUS

All other terms and conditions of the Purchase Agreement, which are not specifically amended by this Amendment No. 11, shall remain in full force and effect without any change.

[Signature Page Follows]

Amendment No. 11 to Letter Agreement COM0029-13 COM0476-17	Page 2 of 3

AMENDMENT No. 11 TO LETTER AGREEMENT COM0029-13

IN WITNESS WHEREOF, Embraer and Buyer, by their duly authorized officers, have entered into and executed this Amendment No. 11 to Letter Agreement to be effective as of the date first written above.

Embraer S.A.		SkyWest Inc.

By	/s/ John Slattery	By	/s/ Wade Steel
Name:	John Slattery	Name:	Wade Steel
Title:	President & CEO Commercial Aviation	Title:	Chief Commercial Officer

By	/s/ Simon Newitt
Name:	Simon Newitt
Title:	Vice President, Contracts Commercial Aviation

Place:	São José dos Campos, SP, Brazil	Place:	St. George, Utah, USA

Amendment No. 11 to Letter Agreement COM0029-13 COM0476-17	Page 3 of 3

AMENDMENT No. 12 TO LETTER AGREEMENT COM0029-13

This Amendment No. 12 to the Letter Agreement COM0029-13 (this “Amendment No. 12”), dated as of September 22, 2017 (the “Amendment Effective Date”) relates to the Letter Agreement COM0029-13 between Embraer S.A. (“Embraer”) and SkyWest Inc. (“Buyer”) dated February 15, 2013, as it may be amended from time to time (collectively referred to herein as “Letter Agreement”) and Purchase Agreement COM0028-13 also between Embraer and Buyer dated February 15, 2013 as it may be amended from time to time (collectively the “Purchase Agreement”). This Amendment No. 12 is between Embraer and Buyer (collectively referred to herein as the “Parties”).

This Amendment No. 12 sets forth additional agreements between Embraer and Buyer with respect to the matters set forth herein.

Except as otherwise provided for herein, all terms of the Letter Agreement and Purchase Agreement shall remain in full force and effect. All capitalized terms used in this Amendment No. 12 which are not defined herein shall have the meaning given in the Purchase Agreement and Letter Agreement. In the event of any conflict between this Amendment No. 12 and the Purchase Agreement and Letter Agreement, the terms, conditions and provisions of this Amendment No. 12 shall control.

WHEREAS, as a consequence of an agreement between Buyer [***] E175 Aircraft under the Purchase Agreement, configured per Attachment “A15” (E175 SkyWest/Horizon Air Aircraft [***]) and per Attachment “A16” (E175 SkyWest/Horizon Air Aircraft [***]) pursuant to Amendment No. 25 to the Purchase Agreement dated as of the Amendment Effective Date; and

WHEREAS, the Parties have agreed to [***] E175 Aircraft referenced above (the E175 SkyWest/Horizon Air Aircraft [***]).

NOW, THEREFORE, for good and valuable consideration which is hereby acknowledged, Embraer and Buyer hereby agree as follows:

1.	LETTER AGREEMENT AMENDMENT
1.1	Article 1 of Amendment No. 9 to Letter Agreement COM0029-13 executed by Embraer and Buyer dated May 12, 2017 is hereby amended as follows:

[***]

2.	HORIZON AIR AIRCRAFT [***] THROUGH [***] SPECIAL CONFIGURATION

In connection with the agreement between Buyer and Alaska, by which Buyer has agreed to acquire and operate [***] E175 Aircraft delivered in a configuration selected by Horizon Air Industries, Inc, the following optional items are to be incorporated in E175 SkyWest/Horizon Air Aircraft [***] through [***] (and as reflected on Attachment “A15” and Attachment “A16”, [***] of such E175 SkyWest/Horizon Air Aircraft [***] through [***].

Amendment No. 12 to Letter Agreement COM0029-13 COM0484-17	Page 1 of 3

AMENDMENT No. 12 TO LETTER AGREEMENT COM0029-13

[***]

In the event SkyWest decides to acquire additional model E175 aircraft in the configuration provided for in Attachment “A15” or Attachment “A16”, [***].

3.	COMPLIANCE WITH LAWS

Each Party represents to the other Party that in connection with the negotiation, execution and performance under this Agreement it: (i) has acted in good faith and with business integrity towards the other Party and any third parties, (ii) complies with anti-corruption and anti-money laundering laws applicable to such Party to the extent that they apply to such Party’s obligations and activities stated in this Agreement, (iii) such Party has a code of ethics (or equivalent document) and an anti-corruption policy (or equivalent document) (collectively, “Code”) consistent with U.S business practice or internationally accepted ethical and anti-corruption standards, which guides the conduct of its officers and employees, and (iv) such Party maintains internal procedures reasonably designed and conceived to enforce and promote the compliance with the anti-corruption provisions of its Code. The foregoing representations are made on a continuing basis and shall hold true until termination or expiration of this Agreement.

Each Party represents to the other Party that (i) such Party has not and will not offer, promise or give to any employee, officer, official, agent or representative of the other Party any amount of money, personal services, credit or other thing of value, save where not in violation of any of the following: (a) United States or Brazilian laws which apply or may apply to this Agreement or to such Party generally, or (b) reasonably accepted standards of conduct and practices; and (ii) such Party has not and will not offer, promise or give to, or request or demand from, any employee, officer, official, agent or representative of the other Party any payment or thing of value which can potentially impact a business decision of the other Party in the context of this Agreement or the subject matter hereof.

4.	COUNTERPARTS

This Agreement may be signed by the parties hereto in any number of separate counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument and all of which when taken together shall constitute one and the same instrument.

5.	MISCELLANEOUS

All other terms and conditions of the Purchase Agreement, which are not specifically amended by this Amendment No. 12, shall remain in full force and effect without any change.

[Signature Page Follows]

Amendment No. 12 to Letter Agreement COM0029-13 COM0484-17	Page 2 of 3

AMENDMENT No. 12 TO LETTER AGREEMENT COM0029-13

IN WITNESS WHEREOF, Embraer and Buyer, by their duly authorized officers, have entered into and executed this Amendment No. 12 to Letter Agreement to be effective as of the date first written above.

Embraer S.A.		SkyWest Inc.

By	/s/ Johann Bordais	By	/s/ Wade Steel
Name:	Johann Bordais	Name:	Wade Steel
Title:	Vice President Services & Support	Title:	Chief Commercial Officer

By	/s/ Simon Newitt
Name:	Simon Newitt
Title:	Vice President, Contracts Commercial Aviation

Place:	São José dos Campos, SP, Brazil	Place:	St. George, Utah, USA

Amendment No. 12 to Letter Agreement COM0029-13 COM0484-17	Page 3 of 3

AMENDMENT No. 13 TO LETTER AGREEMENT COM0029-13

This Amendment No. 13 to the Letter Agreement COM0029-13 (this “Amendment No. 13”), dated as of December 22, 2017 (the “Amendment Effective  Date”) relates to the Letter Agreement COM0029-13 between Embraer S.A. (“Embraer”) and SkyWest Inc. (“Buyer”) dated February 15, 2013, as it may be amended from time to time (collectively referred to herein as “Letter Agreement”) and Purchase Agreement COM0028-13 also between Embraer and Buyer dated February 15, 2013 as it may be amended from time to time (collectively the “Purchase Agreement”). This Amendment No. 13 is between Embraer and Buyer (collectively referred to herein as the “Parties”).

This Amendment No. 13 sets forth additional agreements between Embraer and Buyer with respect to the matters set forth herein.

Except as otherwise provided for herein, all terms of the Letter Agreement and Purchase Agreement shall remain in full force and effect. All capitalized terms used in this Amendment No. 13 which are not defined herein shall have the meaning given in the Purchase Agreement and Letter Agreement. In the event of any conflict between this Amendment No. 13 and the Purchase Agreement and Letter Agreement, the terms, conditions and provisions of this Amendment No. 13 shall control.

WHEREAS, as agreed in Article 5 of Amendment No.9 to Letter Agreement COM0029-13 and conditioned on the purchase of the [***] SkyWest/Delta E170+ Aircraft, as provided in Amendment No. 20 to Purchase Agreement (“Amendment No. 20”), Embraer shall provide [***] the NGFMS basic package to retrofit the Buyer’s current E-175 fleet that does not have this option (the “Retrofit Support”);

WHEREAS, Parties have agreed that instead of Embraer to provide the Retrofit Support to Buyer, Buyer shall purchase the Retrofit Support directly from its manufacturer, at a [***] and [***] to apply as described herein; and

WHEREAS, the Parties have agreed to schedule certain inspection dates for certain Aircraft.

NOW, THEREFORE, for good and valuable consideration which is hereby acknowledged, Embraer and Buyer hereby agree as follows:

1.	[***]
2.	INSPECTION DATES

Notwithstanding the provisions of Section 5 and Section 7.1 of the Purchase Agreement, Embraer agrees to make the following Aircraft ready for inspection, acceptance and subsequent delivery by the following dates:

[***]

Amendment No. 13 to Letter Agreement COM0029-13 COM0674-17	Page 1 of 4

AMENDMENT No. 13 TO LETTER AGREEMENT COM0029-13

In addition to the foregoing, Embraer has provided Buyer estimated commencement inspection dates for Aircraft with reference numbers [***]. Embraer agrees to use [***] to make these Aircraft ready for inspection, acceptance and subsequent delivery by the following dates:

[***]

3.	COMPLIANCE WITH LAWS

Each Party represents to the other Party that in connection with the negotiation, execution and performance under this Agreement it: (i) has  acted in good faith and with business integrity towards the other Party and any third parties, (ii) complies with anti-corruption and anti-money laundering laws applicable to such Party to the extent that they apply to such Party’s obligations and activities stated in this Agreement, (iii) such Party has a code of ethics (or equivalent document) and an anti-corruption policy  (or equivalent document) (collectively, “Code”) consistent with U.S business practice or internationally accepted ethical and anti-corruption standards, which guides the conduct of its officers and employees, and (iv) such Party maintains internal procedures reasonably designed and conceived to enforce and promote the compliance with the anti-corruption provisions of its Code. The foregoing representations are made on a continuing basis and shall hold true until termination or expiration of this Agreement.

Each Party represents to the other Party that (i) such Party has not and will not offer, promise or give to any employee, officer, official, agent or representative of the other Party any amount of money, personal services, credit or other thing of value, save where not in violation of any of the following: (a) United States or Brazilian laws which apply or may apply to this Agreement or to such Party generally, or (b) reasonably accepted standards of conduct and practices; and (ii) such Party has not and will not offer, promise or give to, or request or demand from, any employee, officer, official, agent or representative of the other Party any payment or thing of value which can potentially impact a business decision of the other Party in the context of this Agreement or the subject matter hereof.

4.	COUNTERPARTS

This Agreement may be signed by the parties hereto in any number of separate counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument and all of which when taken together shall constitute one and the same instrument.

Amendment No. 13 to Letter Agreement COM0029-13 COM0674-17	Page 2 of 4

AMENDMENT No. 13 TO LETTER AGREEMENT COM0029-13

5.	MISCELLANEOUS

All other terms and conditions of the Purchase Agreement, which are not specifically amended by this Amendment No. 13, shall remain in full force and effect without any change.

[Signature Page Follows]

Amendment No. 13 to Letter Agreement COM0029-13 COM0674-17	Page 3 of 4

AMENDMENT No. 13 TO LETTER AGREEMENT COM0029-13

IN WITNESS WHEREOF, Embraer and Buyer, by their duly authorized officers, have entered into and executed this Amendment No. 13 to Letter Agreement to be effective as of the date first written above.

Embraer S.A.		SkyWest Inc.

By	/s/ Mauro Kern	By	/s/ Wade Steel
Name:	Mauro Kern	Name:	Wade Steel
Title:	Executive Vice President Engineering and Technology	Title:	Chief Commercial Officer

By	/s/ Simon Newitt
Name:	Simon Newitt
Title:	Vice President, Contracts Commercial Aviation

Place:	São José dos Campos, SP, Brazil	Place:	St. George, Utah, USA

Amendment No. 13 to Letter Agreement COM0029-13 COM0674-17	Page 4 of 4

AMENDMENT No. 14 TO LETTER AGREEMENT COM0029-13

This Amendment No. 14 to the Letter Agreement COM0029-13 (this “Amendment No. 14”), dated as of April 30, 2018 (the “Amendment Effective Date”) relates to the Letter Agreement COM0029-13 between Embraer S.A. (“Embraer”) and SkyWest Inc. (“Buyer”) dated February 15, 2013, as it may be amended from time to time (collectively referred to herein as “Letter Agreement”) and Purchase Agreement COM0028-13 also between Embraer and Buyer dated February 15, 2013 as it may be amended from time to time (collectively the “Purchase Agreement”). This Amendment No. 14 is between Embraer and Buyer (collectively referred to herein as the “Parties”).

This Amendment No. 14 sets forth additional agreements between Embraer and Buyer with respect to the matters set forth herein.

Except as otherwise provided for herein, all terms of the Letter Agreement and Purchase Agreement shall remain in full force and effect. All capitalized terms used in this Amendment No. 14 which are not defined herein shall have the meaning given in the Purchase Agreement and Letter Agreement. In the event of any conflict between this Amendment No. 14 and the Purchase Agreement and Letter Agreement, the terms, conditions and provisions of this Amendment No. 14 shall control.

WHEREAS, Buyer and [***]; and

WHEREAS, Parties have agreed to change some terms subject of Schedule “[***]” [***] and to incorporate some additional [***].

NOW, THEREFORE, for good and valuable consideration which is hereby acknowledged, Embraer and Buyer hereby agree as follows:

1.	[***]
2.	COMPLIANCE WITH LAWS

Each Party represents to the other Party that in connection with the negotiation, execution and performance under this Agreement it: (i) has acted in good faith and with business integrity towards the other Party and any third parties, (ii) complies with anti-corruption and anti-money laundering laws applicable to such Party to the extent that they apply to such Party’s obligations and activities stated in this Agreement, (iii) such Party has a code of ethics (or equivalent document) and an anti-corruption policy (or equivalent document) (collectively, “Code”) consistent with U.S business practice or internationally accepted ethical and anti-corruption standards, which guides the conduct of its officers and employees, and (iv) such Party maintains internal procedures reasonably designed and conceived to enforce and promote the compliance with the anti-corruption provisions of its Code. The foregoing representations

Amendment No. 14 to Letter Agreement COM0029-13 COM0135-18	Page 1 of 3

AMENDMENT No. 14 TO LETTER AGREEMENT COM0029-13

are made on a continuing basis and shall hold true until termination or expiration of this Agreement.

Each Party represents to the other Party that (i) such Party has not and will not offer, promise or give to any employee, officer, official, agent or representative of the other Party any amount of money, personal services, credit or other thing of value, save where not in violation of any of the following: (a) United States or Brazilian laws which apply or may apply to this Agreement or to such Party generally, or (b) reasonably accepted standards of conduct and practices; and (ii) such Party has not and will not offer, promise or give to, or request or demand from, any employee, officer, official, agent or representative of the other Party any payment or thing of value which can potentially impact a business decision of the other Party in the context of this Agreement or the subject matter hereof.

3.	COUNTERPARTS

This Agreement may be signed by the parties hereto in any number of separate counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument and all of which when taken together shall constitute one and the same instrument.

4.	MISCELLANEOUS

All other terms and conditions of the Purchase Agreement, which are not specifically amended by this Amendment No. 14, shall remain in full force and effect without any change.

[Signature Page Follows]

Amendment No. 14 to Letter Agreement COM0029-13 COM0135-18	Page 2 of 3

AMENDMENT No. 14 TO LETTER AGREEMENT COM0029-13

IN WITNESS WHEREOF, Embraer and Buyer, by their duly authorized officers, have entered into and executed this Amendment No. 14 to Letter Agreement to be effective as of the date first written above.

Embraer S.A.		SkyWest Inc.

By	/s/ Mauro Kern	By	/s/ Wade Steel
Name:	Mauro Kern	Name:	Wade Steel
Title:	Executive Vice President Engineering and Technology	Title:	Chief Commercial Officer

By	/s/ John Slattery
Name:	John Slattery
Title:	President & CEO Commercial Aviation

Place:	São José dos Campos, SP, Brazil	Place:	St. George, Utah, USA

Amendment No. 14 to Letter Agreement COM0029-13 COM0135-18	Page 3 of 3

[***]

[***]

Schedule “C-2” to Amendment. 14 to Letter Agreement COM0029-13 COM0135-18	Page 1 of 1

AMENDMENT No. 15 TO LETTER AGREEMENT COM0029-13

This Amendment No. 15 COM0181-18 (the “Amendment No. 15”), dated as of April 30, 2018 (the “Amendment Effective Date”) relates to the Letter Agreement COM0029-13 between Embraer S.A. (“Embraer”) and SkyWest, Inc. (“Buyer”) dated February 15, 2013, as it may be amended from time to time (collectively referred to herein as “Letter Agreement”) and Purchase Agreement COM0028-13, also between Embraer and Buyer dated February 15, 2013, as it may be amended from time to time (collectively the “Purchase Agreement”). This Amendment No. 15 is between Embraer and Buyer (collectively referred to herein as the “Parties”).

This Amendment No. 15 sets forth additional agreements between Embraer and Buyer with respect to the matters set forth herein.

Except as otherwise provided for herein, all terms of the Letter Agreement and Purchase Agreement shall remain in full force and effect. All capitalized terms used in this Amendment No. 15, which are not defined herein, shall have the meaning given in the Purchase Agreement and Letter Agreement. In the event of any conflict between this Amendment No. 15 and the Purchase Agreement and Letter Agreement, the terms, conditions and provisions of this Amendment No. 15 shall control.

WHEREAS, in accordance with the terms and conditions of Amendment No. 28 COM132-18 to the Purchase Agreement (the “Amendment No. 28”), Embraer and Buyer agreed to change the certification definition of the E170+ Aircraft and to issue [***] Conversion Service Bulletins and [***] Conversion Service Bulletins in regard to specified E170+ Aircraft;

NOW, THEREFORE, for good and valuable consideration, which is hereby acknowledged, Embraer and Buyer hereby agree as follows:

1.	[***]
2.	MAINTENANCE TRAINING BY EMBRAER

[***]

3.	INSPECTION DATES

[***]

4.	COUNTERPARTS

This Agreement may be signed by the parties hereto in any number of separate counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument and all of which when taken together shall constitute one and the same instrument.

Amendment No. 15 to Letter Agreement COM0029-13 COM0181-18	Page 1 of 3

AMENDMENT No. 15 TO LETTER AGREEMENT COM0029-13

5.	COMPLIANCE WITH LAWS

Each Party represents to the other Party that in connection with the negotiation, execution and performance under this Agreement it: (i) has acted in good faith and with business integrity towards the other Party and any third parties, (ii) complies with anti-corruption and anti-money laundering laws applicable to such Party to the extent that they apply to such Party’s obligations and activities stated in this Agreement, (iii) such Party has a code of ethics (or equivalent document) and an anti-corruption policy (or equivalent document) (collectively, “Code”) consistent with U.S business practice or internationally accepted ethical and anti-corruption standards, which guides the conduct of its officers and employees, and (iv) such Party maintains internal procedures reasonably designed and conceived to enforce and promote the compliance with the anti-corruption provisions of its Code. The foregoing representations are made on a continuing basis and shall hold true until termination or expiration of this Agreement.

Each Party represents to the other Party that (i) such Party has not and will not offer, promise or give to any employee, officer, official, agent or representative of the other Party any amount of money, personal services, credit or other thing of value, save where not in violation of any of the following: (a) United States or Brazilian laws which apply or may apply to this Agreement or to such Party generally, or (b) reasonably accepted standards of conduct and practices; and (ii) such Party has not and will not offer, promise or give to, or request or demand from, any employee, officer, official, agent or representative of the other Party any payment or thing of value which can potentially impact a business decision of the other Party in the context of this Agreement or the subject matter hereof.

6.	MISCELLANEOUS

All other terms and conditions of the Purchase Agreement, which are not specifically amended by this Amendment No. 15, shall remain in full force and effect without any change.

[INTENTIONALLY LEFT BLANK]

Amendment No. 15 to Letter Agreement COM0029-13 COM0181-18	Page 2 of 3

AMENDMENT No. 15 TO LETTER AGREEMENT COM0029-13

IN WITNESS WHEREOF, Embraer and Buyer, by their duly authorized officers, have entered into and executed this Amendment No. 15 to Letter Agreement to be effective as of the date first written above.

Embraer S.A.		SkyWest, Inc.

By	/s/ Mauro Kern	By	/s/ Wade Steel
Name:	Mauro Kern	Name:	Wade Steel
Title:	Executive Vice President Engineering and Technology	Title:	Chief Commercial Officer

By	/s/ John Slattery
Name:	John Slattery
Title:	President & CEO Commercial Aviation

Place:		Place:	St. George, Utah, USA

Amendment No. 15 to Letter Agreement COM0029-13 COM0181-18	Page 3 of 3

AMENDMENT No. 16 TO LETTER AGREEMENT COM0029-13

This Amendment No. 16 to the Letter Agreement COM0029-13 (this “Amendment No. 16”), dated as of November 7, 2018 (the “Amendment Effective Date”) relates to the Letter Agreement COM0029-13 between Embraer S.A. (“Embraer”) and SkyWest Inc. (“Buyer”) dated February 15, 2013, as it may be amended from time to time (collectively referred to herein as “Letter Agreement”) and Purchase Agreement COM0028-13 also between Embraer and Buyer dated February 15, 2013 as it may be amended from time to time (collectively the “Purchase Agreement”). This Amendment No. 16 is between Embraer and Buyer (collectively referred to herein as the “Parties”).

This Amendment No. 16 sets forth additional agreements between Embraer and Buyer with respect to the matters set forth herein.

Except as otherwise provided for herein, all terms of the Letter Agreement and Purchase Agreement shall remain in full force and effect. All capitalized terms used in this Amendment No. 16 which are not defined herein shall have the meaning given in the Purchase Agreement and Letter Agreement. In the event of any conflict between this Amendment No. 16 and the Purchase Agreement and Letter Agreement, the terms, conditions and provisions of this Amendment No. 16 shall control.

WHEREAS, as a consequence of an agreement between Buyer and Delta Air Lines, Inc. (“Delta”) to acquire and operate an additional [***] E175 Aircraft, Buyer [***] E175 Aircraft under the Purchase Agreement, configured per Attachment “A18” (E175 SkyWest/Delta Air Lines Aircraft [***]) pursuant to Amendment No. 29 to the Purchase Agreement dated as of the Amendment Effective Date; and

WHEREAS, the Parties have agreed to [***] E175 Aircraft referenced above (the E175 SkyWest/Delta Air Lines Aircraft [***]).

NOW, THEREFORE, for good and valuable consideration which is hereby acknowledged, Embraer and Buyer hereby agree as follows:

1.	[***]
2.	[***]
3.	[***]
4.	A new Article 7. SERVICE BULLETIN TO CONVERT THE INTERIOR CONFIGURATION TO [***] PASSENGERS (THE “[***] PAX SB”) shall be included in the Letter Agreement, as follows:

7.1Buyer may convert any of the E170+ Aircraft into any other configuration allowing an additional number of passengers (limited to [***] passenger seats and provided that the

Amendment No. 16 to Letter Agreement COM0029-13 COM0402-18	Page 1 of 5

AMENDMENT No. 16 TO LETTER AGREEMENT COM0029-13

additional seats have the same specification as those seats already installed in the E170+ Aircraft delivered), provided such request is made by Buyer after the delivery of the relevant E170+ Aircraft (“E170+ Delivered Aircraft”) and provided such conversion is done by means of a service bulletin supplied by Embraer.

7.2If such requested conversion is for any E170+ Delivered Aircraft, the price of the such service bulletin (the “[***] Pax SB”), including paperwork, additional PSU’s, the [***] seats (provided that these additional seats have the same specification and trim and finishing of those seats installed in the E170+ Delivered Aircraft), the [***] and any other material necessary for such conversion is [***] in [***] economic conditions to be escalated in accordance with the Escalation Formula [***] contained in Attachment “D1” to the Purchase Agreement.

7.3The Parties hereby agree that in the event Buyer decides to apply the [***] Pax SB on any E170+ Delivered Aircraft, the request for the [***] Pax SB shall be received by Embraer [***] in advance of the Buyer’s desired implementation date. Embraer shall make [***] to expedite the development process as well as the provisioning of the parts and materials of this [***] Pax SB.

7.4The Parties hereby also agree that in the event Buyer commits to obtain or develop a service bulletin or any solution itself or from a third party to convert the E170+ Delivered Aircraft to a [***] seats aircraft or any higher number of passenger seats, as described above, Buyer shall notify Embraer reasonably in advance of such development or entering into such agreement with such third party and Buyer shall promptly pay Embraer the price of the [***] Pax SB ([***]) described above applicable to the relevant E170+ Delivered Aircraft that is converted by Buyer using such third party solution.”

5.	SERVICE BULLETIN TO CONVERT THE INTERIOR CONFIGURATION TO [***] PASSENGERS (THE “[***] PAX SB”)

Article 3. of Amendment No. 9 to Letter Agreement COM0029-13 is hereby deleted in its entirety and is of no further force or effect.

6.	THE [***] PASSENGER SEATS SERVICE BULLETIN [***]

Article 4. of Amendment No. 9 to Letter Agreement COM0029-13 is hereby deleted in its entirety and is of no further force or effect.

7.	A NEW ARTICLE 13. COMPLIANCE WITH LAWS SHALL BE INCLUDED IN THE LETTER AGREEMENT, AS FOLLOWS:

Amendment No. 16 to Letter Agreement COM0029-13 COM0402-18	Page 2 of 5

AMENDMENT No. 16 TO LETTER AGREEMENT COM0029-13

“13. COMPLIANCE WITH LAWS

Each Party represents and warrants to the other Party hereto that, in connection with this Agreement (including the negotiation, execution, or performance thereof), it has not violated and will not violate the ABC Legislation (defined below). For the avoidance of doubt, neither Party, in respect to this Agreement, has offered, made, promised, or authorized, nor shall offer, make, authorize, or promise, directly or indirectly, any improper or corrupt payment (or otherwise corruptly or improperly provide anything of value) to anyone, including any third party. This includes offering, making, promising, or authorizing any benefit or advantage, directly or indirectly, to any employee, officer, official, agent or representative of the other Party, to any actual or potential customer of either Party, or to any “Government Official” under any circumstances where one could reasonably anticipate such action may potentially impact a business decision of either Party in the context of this Agreement or the subject matter hereof. For the purpose of this Agreement, “Government Official” means (a) an officer or employee of any national, regional, local, or other government of any country, (b) an officer or employee of any department, agency or instrumentality of said government, including any elected or appointed official in any branch (executive, legislative, or judiciary), (c) an officer or employee of a company or enterprise owned or controlled by or performing a function of a government, (d) an officer or employee of a public or state-sponsored university or research organization, (e) an officer or employee of a public international organization, (f) a candidate for political office, (g) a political party or political party official, (h) a member of a royal family or member of the military, (i) an individual otherwise categorized as a Government Official under applicable local laws, and (j) to any other person, individual or entity at the suggestion, request or direction or for the benefit of, or any other person acting in an official capacity for or on behalf of, any of the persons described in (a) through (i) above.

Each Party hereto confirms that it has in place reasonably designed and implemented policies and procedures for compliance with ABC Legislation (including, but not limited to, a code of ethics (or equivalent document) and an anti-corruption policy (or equivalent document)). Each Party hereto confirms that it will comply strictly to such policies and procedures with regard to the other Party.

Each Party agrees to make, keep, and maintain accurate and reasonably detailed books and financial records regarding its performance under, and payments made relating to this Agreement. Each Party shall devise and maintain a system of internal accounting controls sufficient to meet the accounting requirements and satisfy the laws of the country where it is incorporated. Each Party shall inform the other Party, if not prohibited by applicable laws, of any situation of which it becomes aware that may result in a breach of this Clause. If either Party has reason to believe based on credible evidence that any of the representations or warranties regarding compliance with laws in this Agreement are or become inaccurate or misleading, such Party may suspend all performance under this Agreement until it has received confirmation to its satisfaction that no breach has occurred or is likely to occur and may request additional representations and warranties reasonably

Amendment No. 16 to Letter Agreement COM0029-13 COM0402-18	Page 3 of 5

AMENDMENT No. 16 TO LETTER AGREEMENT COM0029-13

necessary to satisfy full compliance with this Clause.

The foregoing representations are made on a continuing basis and shall hold true until termination or expiration of this Agreement.

Where:

“ABC Legislation” means (a) with respect to a Party, any legislation enacted in the country in which that Party is incorporated or where it will conduct activities related to this Agreement addressing anti-corruption or to enforce or implement either the United Nations Convention against Corruption (being the subject of General Resolution 58/4 of 31 October 2003 of the General Assembly of the United Nations) or the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions adopted on 21 November 1997; (b) the U.S. Foreign Corrupt Practices Act, the UK Bribery Act, and the Clean Company Act, as amended; and (c) any applicable anti-money laundering laws and regulations

8.	RENUMBERING OF ARTICLES

Articles 6. (Spare Parts [***]), 7. ([***]), 8 (Passenger Information [***]), 9. (Engineering Technical Support), 10. (Spare Parts [***]), 11. ([***]), 12. (Full Force and Effect of the Purchase Agreement) and 13. (Counterparts) shall be renumbered accordingly, as a consequence of the addition of the new Articles 6. ([***]), 7. SERVICE BULLETIN TO CONVERT THE INTERIOR CONFIGURATION TO [***] PASSENGERS (THE “[***] PAX SB”) and 13. (Compliance with Laws).

9.	COUNTERPARTS

This Agreement may be signed by the parties hereto in any number of separate counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument and all of which when taken together shall constitute one and the same instrument.

10.	MISCELLANEOUS

All other terms and conditions of the Purchase Agreement, which are not specifically amended by this Amendment No. 16, shall remain in full force and effect without any change.

[Signature Page Follows]

Amendment No. 16 to Letter Agreement COM0029-13 COM0402-18	Page 4 of 5

AMENDMENT No. 16 TO LETTER AGREEMENT COM0029-13

IN WITNESS WHEREOF, Embraer and Buyer, by their duly authorized officers, have entered into and executed this Amendment No. 16 to Letter Agreement to be effective as of the date first written above.

Embraer S.A.		SkyWest Inc.

By	/s/ John Slattery	By	/s/ Wade Steel
Name:	John Slattery	Name:	Wade Steel
Title:	President & CEO Commercial Aviation	Title:	Chief Commercial Officer

By	/s/ Simon Newitt
Name:	Simon Newitt
Title:	Vice President, Contracts Commercial Aviation

Place:	São José dos Campos, SP, Brazil	Place:	St. George, Utah, USA

Amendment No. 16 to Letter Agreement COM0029-13 COM0402-18	Page 5 of 5

AMENDMENT No. 17 TO LETTER AGREEMENT COM0029-13

This Amendment No. 17 to the Letter Agreement COM0029-13 (this “Amendment No. 17”), dated as of June 14, 2019 (the “Amendment Effective Date”) relates to the Letter Agreement COM0029-13 between Embraer S.A. (“Embraer”) and SkyWest Inc. (“Buyer”) dated February 15, 2013, as it may be amended from time to time (collectively referred to herein as “Letter Agreement”) and Purchase Agreement COM0028-13 also between Embraer and Buyer dated February 15, 2013 as it may be amended from time to time (collectively the “Purchase Agreement”). This Amendment No. 17 is between Embraer and Buyer (collectively referred to herein as the “Parties”).

This Amendment No. 17 sets forth additional agreements between Embraer and Buyer with respect to the matters set forth herein.

Except as otherwise provided for herein, all terms of the Letter Agreement and Purchase Agreement shall remain in full force and effect. All capitalized terms used in this Amendment No. 17 which are not defined herein shall have the meaning given in the Purchase Agreement and Letter Agreement. In the event of any conflict between this Amendment No. 17 and the Purchase Agreement and Letter Agreement, the terms, conditions and provisions of this Amendment No. 17 shall control.

WHEREAS, as a consequence of an agreement between Buyer and Delta Air Lines, Inc. (“Delta”) to acquire and operate an additional [***] E170+ Aircraft, Buyer [***] E170+ Aircraft under the Purchase Agreement, configured per Attachment “A13” (E170+ SkyWest/Delta  Air Lines Aircraft [***]) pursuant to Amendment No. 30 to the Purchase Agreement dated as of the Amendment Effective Date; and

WHEREAS, the Parties have agreed to [***] in respect of the inclusion of the additional [***] E170+ Aircraft under the Purchase Agreement, according to the terms and conditions described herein.

NOW, THEREFORE, for good and valuable consideration which is hereby acknowledged, Embraer and Buyer hereby agree as follows:

1. [***]

2. [***]

Amendment No. 17 to Letter Agreement COM0029-13 COM0138-19	Page 1 of 3

AMENDMENT No. 17 TO LETTER AGREEMENT COM0029-13

3.	A NEW ARTICLE 8. [***] SHALL BE INCLUDED IN THE LETTER AGREEMENT, AS FOLLOWS:

[***]

4.	A NEW ARTICLE 9. [***] SHALL BE INCLUDED IN THE LETTER AGREEMENT, AS FOLLOWS:

[***]

5.	[***]
6.	[***]
7.	[***]
8.	[***]
9.	RENUMBERING OF ARTICLES

Articles 8 (Spare Parts [***]), 9 ([***]), 10 (Passenger Information [***]), 11 (Engineering Technical Support), 12 (Spare Parts [***]), 13 (Compliance with Laws), 14 ([***]), 15 (Full Force and Effect of the Purchase Agreement) and 16 (Counterparts) shall be renumbered accordingly, as a consequence of the addition of the new Articles 8 ([***]) and 9 ([***]).

10.	COUNTERPARTS

This Agreement may be signed by the parties hereto in any number of separate counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument and all of which when taken together shall constitute one and the same instrument.

11.	MISCELLANEOUS

All other terms and conditions of the Purchase Agreement, which are not specifically amended by this Amendment No. 17, shall remain in full force and effect without any change.

Amendment No. 17 to Letter Agreement COM0029-13 COM0138-19	Page 2 of 3

AMENDMENT No. 17 TO LETTER AGREEMENT COM0029-13

12.	EFFECTIVITY

This Amendment No. 17 shall become effective on June 21st, 2019 if Buyer finalizes its agreements with Delta for the operation of the [***] E170+ SkyWest/Delta Air Lines Aircraft and provides written notice to Embraer thereof. If such written notice is not provided by 11:59 pm (Eastern Time) on June 21st, 2019, then this Amendment No. 17 shall not be effective.

IN WITNESS WHEREOF, Embraer and Buyer, by their duly authorized officers, have entered into and executed this Amendment No. 17 to Letter Agreement on the date first written above, but to be effective in accordance with Article 12.

Embraer S.A.		SkyWest Inc.

By	/s/ John Slattery	By	/s/ Wade Steel
Name:	John Slattery	Name:	Wade Steel
Title:	President & CEO Commercial Aviation	Title:	Chief Commercial Officer

By	/s/ Simon Newitt
Name:	Simon Newitt
Title:	Vice President, Contracts Commercial Aviation

Place:	São José dos Campos, SP, Brazil	Place:	St. George, Utah, USA

Amendment No. 17 to Letter Agreement COM0029-13 COM0138-19	Page 3 of 3

AMENDMENT No. 18 TO LETTER AGREEMENT COM0029-13

This Amendment No. 18 to the Letter Agreement COM0029-13 (this “Amendment No. 18”), dated as of October 15, 2019 (the “Amendment Effective Date”) relates to the Letter Agreement COM0029-13 between Embraer S.A. (“Embraer”) and SkyWest Inc. (“Buyer”) dated February 15, 2013, as it may be amended from time to time (collectively referred to herein as “Letter Agreement”) and Purchase Agreement COM0028-13 also between Embraer and Buyer dated February 15, 2013 as it may be amended from time to time (collectively the “Purchase Agreement”). This Amendment No. 18 is between Embraer and Buyer (collectively referred to herein as the “Parties”).

This Amendment No. 18 sets forth additional agreements between Embraer and Buyer with respect to the matters set forth herein.

Except as otherwise provided for herein, all terms of the Letter Agreement and Purchase Agreement shall remain in full force and effect. All capitalized terms used in this Amendment No. 18 which are not defined herein shall have the meaning given in the Purchase Agreement and Letter Agreement. In the event of any conflict between this Amendment No. 18 and the Purchase Agreement and Letter Agreement, the terms, conditions and provisions of this Amendment No. 18 shall control.

WHEREAS, the Parties have agreed to [***], as described and set forth in Attachment G to the Purchase Agreement COM0028-13, from [***] to [***] (the “Anticipated Aircraft”);

WHEREAS, Embraer [***] according to the terms and conditions described herein;

WHEREAS, Embraer [***] of the Anticipated Aircraft.

NOW, THEREFORE, for good and valuable consideration which is hereby acknowledged, Embraer and Buyer hereby agree as follows:

Amendment No. 18 to Letter Agreement COM0029-13 COM0839-19	Page 1 of 3

AMENDMENT No. 18 TO LETTER AGREEMENT COM0029-13

1.	A NEW ARTICLE 10. [***] SHALL BE INCLUDED IN THE LETTER AGREEMENT, AS FOLLOWS:

[***]

2.	[***]

[***]

3.	RENUMBERING OF ARTICLES

Articles 10 (Spare Parts [***]), 11 ([***]), 12 (Passenger Information [***]), 13 (Engineering Technical Support), 14 (Spare Parts [***]), 15 (Compliance with Laws), 16 ([***]), 17 (Full Force and Effect of the Purchase Agreement) and 18 (Counterparts) shall be renumbered accordingly, as a consequence of the addition of the new Articles 10 ([***]).

4.	COUNTERPARTS

This Agreement may be signed by the parties hereto in any number of separate counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument and all of which when taken together shall constitute one and the same instrument.

5.	MISCELLANEOUS

All other terms and conditions of the Purchase Agreement, which are not specifically amended by this Amendment No. 18, shall remain in full force and effect without any change.

[INTENTIONALLY LEFT BLANK]

Amendment No. 18 to Letter Agreement COM0029-13 COM0839-19	Page 2 of 3

AMENDMENT No. 18 TO LETTER AGREEMENT COM0029-13

IN WITNESS WHEREOF, Embraer and Buyer, by their duly authorized officers, have entered into and executed this Amendment No. 18 to Letter Agreement on the date first written above,.

Embraer S.A.		SkyWest Inc.

By	/s/ Daniel Moczydlower	By	/s/ Wade Steel
Name:	Daniel Moczydlower	Name:	Wade Steel
Title:	Executive Vice President Engineering and Technology	Title:	Chief Commercial Officer

By	/s/ Simon Newitt
Name:	Simon Newitt
Title:	Vice President, Contracts Commercial Aviation

Place:	São José dos Campos, SP, Brazil	Place:	St. George, Utah, USA

Amendment No. 18 to Letter Agreement COM0029-13 COM0839-19	Page 3 of 3

AMENDMENT No. 19 TO LETTER AGREEMENT COM0029-13

This Amendment No. 19 to the Letter Agreement COM0029-13 (this “Amendment No. 19”), dated as of December 12, 2019 (the “Amendment Effective Date”) relates to the Letter Agreement COM0029-13 between Embraer S.A. (“Embraer”) and SkyWest Inc. (“Buyer”) dated February 15, 2013, as it may be amended from time to time (collectively referred to herein as “Letter Agreement”) and Purchase Agreement COM0028-13 also between Embraer and Buyer dated February 15, 2013 as it may be amended from time to time (collectively the “Purchase Agreement”). This Amendment No. 19 is between Embraer and Buyer (collectively referred to herein as the “Parties”).

This Amendment No. 19 sets forth additional agreements between Embraer and Buyer with respect to the matters set forth herein.

Except as otherwise provided for herein, all terms of the Letter Agreement and Purchase Agreement shall remain in full force and effect. All capitalized terms used in this Amendment No. 19 which are not defined herein shall have the meaning given in the Purchase Agreement and Letter Agreement. In the event of any conflict between this Amendment No. 19 and the Purchase Agreement and Letter Agreement, the terms, conditions and provisions of this Amendment No. 19 shall control.

WHEREAS, as a consequence of an agreement between Buyer and American Airlines (“American”) to acquire and operate an additional [***] E175 Aircraft, Buyer [***] E175 Aircraft under the Purchase Agreement, configured per Attachment “A19” (E175 SkyWest/American Airlines Aircraft [***]) pursuant to Amendment No. 32 to the Purchase Agreement, dated as of the Amendment Effective Date; and

WHEREAS, the Parties have agreed to [***] in respect of the inclusion of the additional [***] E175 Aircraft under the Purchase Agreement, according to the terms and conditions described herein.

NOW, THEREFORE, for good and valuable consideration which is hereby acknowledged, Embraer and Buyer hereby agree as follows:

Amendment No. 19 to Letter Agreement COM0029-13 COM0965-19	Page 1 of 3

AMENDMENT No. 19 TO LETTER AGREEMENT COM0029-13

1.	[***]

The Parties hereby agree to amend and restate the terms and conditions related to the [***]

2.	A NEW ARTICLE 11. [***] SHALL BE INCLUDED IN THE LETTER AGREEMENT, AS FOLLOWS:

[***]

3.	[***]
4.	RENUMBERING OF ARTICLES

Articles 11 (Spare Parts [***]), 12 ([***]), 13 (Passenger Information [***]), 14 (Engineering Technical Support), 15 (Spare Parts [***]), 16 (Compliance with Laws), 17 ([***]), 18 (Full Force and Effect of the Purchase Agreement) and 19 (Counterparts) shall be renumbered accordingly, as a consequence of the addition of the new Article 11 ([***]).

5.	COUNTERPARTS

This Agreement may be signed by the parties hereto in any number of separate counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument and all of which when taken together shall constitute one and the same instrument.

6.	MISCELLANEOUS

All other terms and conditions of the Purchase Agreement, which are not specifically amended by this Amendment No. 19, shall remain in full force and effect without any change.

[INTENTIONALLY LEFT BLANK- SIGNATURE PAGE FOLLOWS]

Amendment No. 19 to Letter Agreement COM0029-13 COM0965-19	Page 2 of 3

AMENDMENT No. 19 TO LETTER AGREEMENT COM0029-13

IN WITNESS WHEREOF, Embraer and Buyer, by their duly authorized officers, have entered into and executed this Amendment No. 19 to Letter Agreement to be effective as of the date first written above.

Embraer S.A.		SkyWest Inc.

By	/s/ Daniel Moczydlower	By	/s/ Wade Steel
Name:	Daniel Moczydlower	Name:	Wade Steel
Title:	Executive Vice President Engineering and Technology	Title:	Chief Commercial Officer

By	/s/ Simon Newitt
Name:	Simon Newitt
Title:	Vice President, Contracts Commercial Aviation

Place:	São José dos Campos, SP, Brazil	Place:	St. George, Utah, USA

Amendment No. 19 to Letter Agreement COM0029-13 COM0965-19	Page 3 of 3

AMENDMENT No. 20 TO LETTER AGREEMENT COM0029-13

This Amendment No. 20 COM0215-20 (the “Amendment No. 20”), dated as of May 28, 2020, is between Yaborã Indústria Aeronáutica S.A (the assignee of Embraer S.A.) (“Seller”) and SkyWest Inc. (“Buyer”), collectively referred to herein as the “Parties”, and individually a “Party”, and relates to Letter Agreement COM0029-13 dated February 15, 2013, as amended from time to time (the “Letter Agreement”) and the Purchase Agreement COM0028-13, dated February 15, 2013 (the “Purchase Agreement”).

This Amendment No. 20 constitutes an amendment and modification to the Letter Agreement. All capitalized terms not otherwise defined herein shall have the same meaning when used herein as provided in the Purchase Agreement, and in case of any conflict between this Amendment No. 20 and the Letter Agreement, this Amendment No. 20 shall control.

WHEREAS, as part of the delivery schedule review in Amendment 33 to Purchase Agreement COM0028-13 the Parties have agreed to [***].

NOW, THEREFORE, for good and valuable consideration, which is hereby acknowledged by the Parties, Buyer and Seller agree as follows:

1.	SKYWEST / AMERICAN AIRLINES AIRCRAFT [***]
1.1	[***]
2.	REINSTATEMENT OF THE LETTER AGREEMENT

All other provisions and conditions of the referenced Letter Agreement, as well as its related Attachments, which are not specifically modified by this Amendment No. 20 shall remain in full force and effect without any change.

3.	COUNTERPARTS

This Amendment No. 20 may be signed by the Parties hereto in any number of separate counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument and all of which when taken together shall constitute one and the same instrument.

This Amendment No. 20 may be signed by facsimile with originals duly signed to follow by an internationally recognized courier.

[INTENTIONALLY LEFT BLANK – SIGNATURE PAGE FOLLOWS]

Amendment No. 20 to Letter Agreement COM0029-13 COM0215-20	Page 1 of 2

AMENDMENT No. 20 TO LETTER AGREEMENT COM0029-13

IN WITNESS WHEREOF, Seller and Buyer by their duly authorized officers, have entered into and executed this Amendment No. 20 to be effective as of the date first written above.

YABORÃ INDÚSTRIA AERONÁUTICA S.A.		SKYWEST, INC.

By	/s/ Simon Henry Newitt	By	/s/ Wade Steel
Name:	Simon Henry Newitt	Name:	Wade Steel
Title:	VP Contracts	Title:	Chief Commercial Officer

By	/s/ Mauro Kern Junior
Name:	Mauro Kern Junior
Title:	VP Engineering

Place:	São José dos Campos, SP, Brazil	Place:	St. George, Utah, USA

Amendment No. 20 to Letter Agreement COM0029-13 COM0215-20	Page 2 of 2

AMENDMENT No. 21 TO LETTER AGREEMENT COM0029-13

This Amendment No. 21 to the Letter Agreement COM0029-13 (this “Amendment No. 21”), dated as of December 29, 2020 (the “Amendment Effective Date”) relates to the Letter Agreement COM0029-13 between YABORÃ INDÚSTRIA AERONÁUTICA S.A. (“Seller”) and SkyWest Inc. (“Buyer”) dated February 15, 2013, as it may be amended from time to time (collectively referred to herein as “Letter Agreement”) and Purchase Agreement COM0028- 13 also between Seller and Buyer dated February 15, 2013 as it may be amended from time to time (collectively the “Purchase Agreement”). This Amendment No. 21 is between Seller and Buyer (collectively referred to herein as the “Parties”).

This Amendment No. 21 sets forth additional agreements between Seller and Buyer with respect to the matters set forth herein.

Except as otherwise provided for herein, all terms of the Letter Agreement and Purchase Agreement shall remain in full force and effect. All capitalized terms used in this Amendment No. 21 which are not defined herein shall have the meaning given in the Purchase Agreement and Letter Agreement. In the event of any conflict between this Amendment No. 21 and the Purchase Agreement and Letter Agreement, the terms, conditions and provisions of this Amendment No. 21 shall control.

WHEREAS, as a consequence of the anticipation of Aircraft [***] (the E175 SkyWest/American Airlines Aircraft [***]), the Parties have agreed on certain concessions as detailed below.

WHEREAS, [***].

WHEREAS, [***].

WHEREAS, it is expected that [***].

NOW, THEREFORE, for good and valuable consideration which is hereby acknowledged, Seller and Buyer hereby agree as follows:

1. ADDITIONAL PURCHASE RIGHT AIRCRAFT

Subject to Buyer exercising its rights to firm Option Aircraft and/or Purchase Right Aircraft, according to Articles 21 and/or 22 of the Purchase Agreement, and therefore increasing its firm order of Aircraft by [***] Aircraft, Seller shall grant Buyer the right to an additional batch of [***] purchase right aircraft (the “Additional Purchase Right Aircraft”), and the below new article shall be included by means of an amendment to the Purchase Agreement to be signed between the Parties [***] after Buyer has increased its firm order of Aircraft by [***] Aircraft.

“XX. Additional Purchase Right Aircraft

XX.1Seller hereby grants Buyer the right to purchase up to [***] E170+ Aircraft (the “Additional Purchase Right Aircraft”) configured as per Attachment “A13” and available to Buyer at the Aircraft Basic Price (as provided in Article 3.1 unless otherwise agreed following

Amendment No. 21 to Letter Agreement COM0029-13 COM0315-20	Page 1 of 4

AMENDMENT No. 21 TO LETTER AGREEMENT COM0029-13

the Amendment No. 33 Effective Date) and on the same economic conditions that are applicable to the initial [***] Delta aircraft (referenced [***]) in Attachment “A13” to this Purchase Agreement (the “Purchase Right Basic Price”), which price is subject to the escalation conditions contained in Attachment “D1”.

XX.2  Subject to no material default on the part of the Buyer having occurred and be continuing under this Agreement, the right to purchase each of the Additional Purchase Right Aircraft shall be exercised in [***] groups of [***] Additional Purchase Right Aircraft (the “Purchase Right Group” for the purposes of this Article XX.2), by means of a written notice (the “Exercise Notice”) from Buyer to Seller no later than [***]. The Exercise Notice shall furthermore contain Buyer’s desired delivery months for the Additional Purchase Right Aircraft to be exercised, which shall not be later than [***] (“Additional Purchase Right Aircraft Contractual Delivery Date”), and such right is subject to the existence of sufficient production capacity at Seller to comply with Buyer’s desirable delivery schedule as determined by Seller in its sole discretion and subject to a required minimum Seller production level of at least [***] EMBRAER 175 aircraft annually, [***] for years [***] through [***].

XX.3  If Seller has not received an Exercise Notice for any unexercised Additional Purchase Right Group on or before [***], Buyer shall be deemed to have relinquished its right to acquire any unexercised Additional Purchase Right Aircraft.

XX.4  Following receipt by Seller of the Exercise Notice, Seller shall inform Buyer if the desired Additional Purchase Right Aircraft’s Contractual Delivery Date requested by Buyer is acceptable; otherwise, Seller shall inform Buyer the closest non-committed delivery position available for sale. If the desired Additional Purchase Right Aircraft Contractual Delivery Date requested by Buyer is available as determined by Seller in its sole discretion, then Seller shall be obligated to provide Buyer with such delivery position.

XX.5  In the event Buyer and Seller agree to the new Additional Purchase Right Aircraft Contractual Delivery Date and in order to secure the Additional Purchase Right Aircraft delivery positions, Buyer shall immediately remit to Seller a non-refundable deposit in the amount of [***] for each exercised Purchase Right Aircraft (the “Purchase Right Initial Deposit”). The Additional Purchase Right Aircraft payment terms and conditions shall be in accordance with all terms and conditions contained in Article 4 of this Agreement, mutatis mutandis with the Purchase Right Initial Deposit being treated as the Initial Deposit for purposes of the foregoing.

XX.6  If the Additional Purchase Right Aircraft are exercised by Buyer as specified above, and the Purchase Right Initial Deposit is paid by Buyer, an amendment to the Purchase Agreement shall be executed by and between the Parties within [***] of the date of the Exercise Notice, setting forth the specific terms and conditions applicable to such Additional Purchase Right Aircraft. The Parties agree that the terms and conditions relating specifically to the Additional Purchase Right Aircraft shall be substantially similar to and no less favorable to Buyer than those terms and conditions set forth in this Agreement and its Attachments.

XX.7  The provisions contained on Schedule “[***]” to Letter Agreement COM0029-13 and its related amendments (the “[***]” for the purpose of this Article XX) shall not apply to any Additional Purchase Right Aircraft.

Amendment No. 21 to Letter Agreement COM0029-13 COM0315-20	Page 2 of 4

AMENDMENT No. 21 TO LETTER AGREEMENT COM0029-13

XX.8  If the Parties for any reason fail to execute the amendment referred to above, then the purchase right with respect to the Additional Purchase Right Aircraft shall be deemed relinquished [***]”

2. [***]

3. [***]

3.1 As to each of the Aircraft [***] through Aircraft [***] (each, an “E175 SkyWest/American Airlines Aircraft”), [***] as follows:

[***]

4. [***]

5. [***]

6.	REINSTATEMENT OF LETTER AGREEMENT

All other provisions and conditions of the referenced Letter Agreement, as well as its related Attachments and Letter Agreement, which are not specifically modified by this Amendment No. 21 shall remain in full force and effect without any change.

7.	COUNTERPARTS

This Agreement may be signed by the parties hereto in any number of separate counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument and all of which when taken together shall constitute one and the same instrument.

[INTENTIONALLY LEFT BLANK – SIGNATURE PAGE FOLLOWS]

Amendment No. 21 to Letter Agreement COM0029-13 COM0315-20	Page 3 of 4

AMENDMENT No. 21 TO LETTER AGREEMENT COM0029-13

IN WITNESS WHEREOF, Seller and Buyer, by their duly authorized officers, have entered into and executed this Amendment No. 21 to Letter Agreement to be effective on the date first written above.

YABORÃ INDÚSTRIA AERONÁUTICA S.A.		SKYWEST INC.

By	/s/ Marcelo Santiago	By	/s/ Wade Steel
Name:	Marcelo Santiago	Name:	Wade Steel
Title:	Vice President Contracts & Asset Management	Title:	Chief Commercial Officer

By	/s/ Marc Thomas Ahlgrimm
Name:	Marc Thomas Ahlgrimm
Title:	Senior Manager, Contract Administration

Place:	São José dos Campos, SP, Brazil	Place:	St. George, Utah, USA

Amendment No. 21 to Letter Agreement COM0029-13 COM0315-20	Page 4 of 4

AMENDMENT No. 22 TO LETTER AGREEMENT COM0029-13

This Amendment No.22 COM0178-21 (the “Amendment No.22”) dated as of May 11, 2021 relates to the Letter Agreement COM0029-13 between YABORÃ INDÚSTRIA AERONÁUTICA S.A. (“Seller”) and SkyWest Inc. (“Buyer”) dated February 15, 2013, as it may be amended from time to time (collectively referred to herein as “Letter Agreement”) and Purchase Agreement COM0028-13 also between Seller and Buyer dated February 15, 2013 as it may be amended from time to time (collectively the “Purchase Agreement”).

This Amendment No. 22 sets forth additional agreements between Seller and Buyer with respect to the matters set forth herein.

Except as otherwise provided for herein, all terms of the Letter Agreement and Purchase Agreement shall remain in full force and effect. All capitalized terms used in this Amendment No. 22 which are not defined herein shall have the meaning given in the Purchase Agreement and Letter Agreement. In the event of any conflict between this Amendment No. 22 and the Purchase Agreement and Letter Agreement, the terms, conditions and provisions of this Amendment No. 22 shall control.

WHEREAS, Buyer informed Seller that Buyer wishes to exercise [***] E170+ Purchase Right Aircraft and to convert such [***] E170+ Purchase Right Aircraft into Firm Aircraft, configured per Attachment A14 (each an “SkyWest/Alaska Airlines Aircraft” or “E175 SkyWest/Alaska Airlines Aircraft”);

WHEREAS, the Parties have agreed to [***], according to the terms and conditions described herein.

NOW, THEREFORE, for good and valuable consideration which is hereby acknowledged, Embraer and Buyer hereby agree as follows:

1. [***]

The Parties hereby agree to amend and restate the terms and conditions related to the [***] as provided below:

[***]

2.  [***]

3.  [***]

4.	COUNTERPARTS

This Agreement may be signed by the parties hereto in any number of separate counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument and all of which when taken together shall constitute one and the same instrument.

5.	MISCELLANEOUS

Amendment No. 22 to Letter Agreement COM0029-13 COM0178-21	Page 1 of 3

AMENDMENT No. 22 TO LETTER AGREEMENT COM0029-13

All other terms and conditions of the Purchase Agreement, which are not specifically amended by this Amendment No. 22, shall remain in full force and effect without any change.

[INTENTIONALLY LEFT BLANK- SIGNATURE PAGE FOLLOWS]

Amendment No. 22 to Letter Agreement COM0029-13 COM0178-21	Page 2 of 3

AMENDMENT No. 22 TO LETTER AGREEMENT COM0029-13

IN WITNESS WHEREOF, Seller and Buyer, by their duly authorized officers, have entered into and executed this Amendment No. 22 to Letter Agreement on the date first written above.

YABORÃ INDÚSTRIA AERONÁUTICA S.A.		SKYWEST INC.

By	/s/ Marcelo Pereira Santiago	By	/s/ Wade Steel
Name:	Marcelo Pereira Santiago	Name:	Wade Steel
Title:	Vice President Contracts & Asset Management	Title:	Chief Commercial Officer

By	/s/ Marc Thomas Ahlgrimm
Name:	Marc Thomas Ahlgrimm
Title:	Director, Contract Administration

Place:	São José dos Campos, SP, Brazil	Place:	St. George, Utah, USA

Amendment No. 22 to Letter Agreement COM0029-13 COM0178-21	Page 3 of 3

AMENDMENT No. 23 TO LETTER AGREEMENT COM0029-13

This Amendment No.23 COM0275-21 (the “Amendment No.23”) dated as of June 25, 2021 relates to the Letter Agreement COM0029-13 between YABORÃ INDÚSTRIA AERONÁUTICA S.A. (“Seller”) and SkyWest Inc. (“Buyer”) dated February 15, 2013, as it may be amended from time to time (collectively referred to herein as “Letter Agreement”) and Purchase Agreement COM0028-13 also between Seller and Buyer dated February 15, 2013 as it may be amended from time to time (collectively the “Purchase Agreement”).

This Amendment No. 23 sets forth additional agreements between Seller and Buyer with respect to the matters set forth herein.

Except as otherwise provided for herein, all terms of the Letter Agreement and Purchase Agreement shall remain in full force and effect. All capitalized terms used in this Amendment No. 23 which are not defined herein shall have the meaning given in the Purchase Agreement and Letter Agreement. In the event of any conflict between this Amendment No. 23 and the Purchase Agreement and Letter Agreement, the terms, conditions and provisions of this Amendment No. 23 shall control.

WHEREAS, Buyer informed Seller that Buyer wishes to exercise [***] E175 Option Aircraft and to convert such [***] E175 Option Aircraft into Firm Aircraft, configured per Attachment A14 (an “SkyWest/Alaska Airlines Aircraft” or “E175 SkyWest/Alaska Airlines Aircraft”);

WHEREAS, the Parties have agreed to [***], according to the terms and conditions described herein.

WHEREAS, Buyer wishes to anticipate the delivery of certain Aircraft;

WHEREAS, the Parties agree [***] shall apply to each of SkyWest/Alaska Airlines Aircraft [***];

NOW, THEREFORE, for good and valuable consideration which is hereby acknowledged, Embraer and Buyer hereby agree as follows:

1.	[***]

The Parties hereby agree to amend and restate the terms and conditions related to the [***], as provided below:

[***]

2.	[***]
3.	[***]

4.COUNTERPARTS

This Agreement may be signed by the parties hereto in any number of separate counterparts with the same effect as if the signatures thereto and hereto were upon the

Amendment No. 23 to Letter Agreement COM0029-13 COM0275-21	Page 1 of 3

AMENDMENT No. 23 TO LETTER AGREEMENT COM0029-13

same instrument and all of which when taken together shall constitute one and the same instrument.

5.	MISCELLANEOUS

All other terms and conditions of the Purchase Agreement, which are not specifically amended by this Amendment No. 23, shall remain in full force and effect without any change.

[INTENTIONALLY LEFT BLANK – SIGNATURE PAGE FOLLOWS]

Amendment No. 23 to Letter Agreement COM0029-13 COM0275-21	Page 2 of 3

AMENDMENT No. 23 TO LETTER AGREEMENT COM0029-13

IN WITNESS WHEREOF, Seller and Buyer, by their duly authorized officers, have entered into and executed this Amendment No. 23 to Letter Agreement on the date first written above.

YABORÃ INDÚSTRIA AERONÁUTICA S.A.		SKYWEST INC.

By	/s/ Marcelo Pereira Santiago	By	/s/ Wade Steel
Name:	Marcelo Pereira Santiago	Name:	Wade Steel
Title:	Vice President Contracts & Asset Management	Title:	Chief Commercial Officer

By	/s/ Marc Thomas Ahlgrimm
Name:	Marc Thomas Ahlgrimm
Title:	Director, Contract Administration

Place:	São José dos Campos, SP, Brazil	Place:	St. George, Utah, USA

Amendment No. 23 to Letter Agreement COM0029-13 COM0275-21	Page 3 of 3

AMENDMENT No. 24 TO LETTER AGREEMENT COM0029-13

This Amendment No.24 COM0229-21 (the “Amendment No.24”) dated as of July 29, 2021 relates to the Letter Agreement COM0029-13 between YABORÃ INDÚSTRIA AERONÁUTICA S.A. (“Seller”) and SkyWest Inc. (“Buyer”) dated February 15, 2013, as it may be amended from time to time (collectively referred to herein as “Letter Agreement”) and Purchase Agreement COM0028-13 also between Seller and Buyer dated February 15, 2013 as it may be amended from time to time (collectively the “Purchase Agreement”).

This Amendment No. 24 sets forth additional agreements between Seller and Buyer with respect to the matters set forth herein.

Except as otherwise provided for herein, all terms of the Letter Agreement and Purchase Agreement shall remain in full force and effect. All capitalized terms used in this Amendment No. 24 which are not defined herein shall have the meaning given in the Purchase Agreement and Letter Agreement. In the event of any conflict between this Amendment No. 22 and the Purchase Agreement and Letter Agreement, the terms, conditions and provisions of this Amendment No. 24 shall control.

WHEREAS, Buyer informed Seller that Buyer wishes to exercise [***] E170+ Option Aircraft and convert them into Firm Aircraft configured per Attachment A18 and [***] E175 Option Aircraft configured per Attachment A18 (each an “SkyWest/Delta Air Lines Aircraft” or “E175 SkyWest/Delta Air Lines Aircraft”).

WHEREAS, the Parties have agreed to [***], according to the terms and conditions described herein.

NOW, THEREFORE, for good and valuable consideration which is hereby acknowledged, Seller and Buyer hereby agree as follows:

1. [***]

The Parties hereby agree to amend and restate the terms and conditions related to [***], as provided below:

[***]

2. [***]

3. [***]

4. [***]

Amendment No. 24 to Letter Agreement COM0029-13 COM0229-21	Page 1 of 3

AMENDMENT No. 24 TO LETTER AGREEMENT COM0029-13

5. [***]

6.	COUNTERPARTS

This Agreement may be signed by the parties hereto in any number of separate counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument and all of which when taken together shall constitute one and the same instrument.

7.	MISCELLANEOUS

All other terms and conditions of the Purchase Agreement, which are not specifically amended by this Amendment No. 24, shall remain in full force and effect without any change.

8.	EFFECTIVITY

This Amendment No. 24 shall become effective on August 4th, 2020 if (i) Buyer finalizes its agreements with Delta for the [***] E175 SkyWest/Delta Air Lines Aircraft and provides written notice to Embraer thereof and (ii) Buyer received board approval for such transaction for the acquisition of the E175 SkyWest/Delta Air Lines Aircraft contemplated herein. If such written notice is not provided by 11:59 pm (Eastern Time) on August 4th, 2020, then this Amendment No. 24 shall not be effective.

[INTENTIONALLY LEFT BLANK- SIGNATURE PAGE FOLLOWS]

Amendment No. 24 to Letter Agreement COM0029-13 COM0229-21	Page 2 of 3

AMENDMENT No. 24 TO LETTER AGREEMENT COM0029-13

IN WITNESS WHEREOF, Seller and Buyer, by their duly authorized officers, have entered into and executed this Amendment No. 24 to Letter Agreement on the date first written above.

YABORÃ INDÚSTRIA AERONÁUTICA S.A.		SKYWEST INC.

By	/s/ Marcelo Pereira Santiago	By	/s/ Wade Steel
Name:	Marcelo Pereira Santiago	Name:	Wade Steel
Title:	Vice President Contracts & Asset Management	Title:	Chief Commercial Officer

By	/s/ Marc Thomas Ahlgrimm
Name:	Marc Thomas Ahlgrimm
Title:	Director, Contract Administration

Place:	São José dos Campos, SP, Brazil	Place:	St. George, Utah, USA

Amendment No. 24 to Letter Agreement COM0029-13 COM0229-21	Page 3 of 3

AMENDMENT No. 25 TO LETTER AGREEMENT COM0029-13

This Amendment No.25 COM0480-21 (the “Amendment No. 25”) dated as of November 17, 2021 relates to the Letter Agreement COM0029-13 between YABORÃ INDÚSTRIA AERONÁUTICA S.A. (“Seller”) and SkyWest Inc. (“Buyer”) dated February 15, 2013, as it may be amended from time to time (collectively referred to herein as “Letter Agreement”) and Purchase Agreement COM0028-13 also between Seller and Buyer dated February 15, 2013 as it may be amended from time to time (collectively the “Purchase Agreement”).

This Amendment No. 25 sets forth additional agreements between Seller and Buyer with respect to the matters set forth herein.

Except as otherwise provided for herein, all terms of the Letter Agreement and Purchase Agreement shall remain in full force and effect. All capitalized terms used in this Amendment No. 25 which are not defined herein shall have the meaning given in the Purchase Agreement and Letter Agreement. In the event of any conflict between this Amendment No. 25 and the Purchase Agreement and Letter Agreement, the terms, conditions and provisions of this Amendment No. 25 shall control.

WHEREAS, concurrent with the execution of this Amendment No. 25, Buyer and Seller have agree to add an additional [***] Aircraft as firm Aircraft subject to the terms of the Agreement, all configured per Attachment A14 (“SkyWest/Alaska Airlines Aircraft”).

WHEREAS, the Parties have agreed to [***] in accordance with the terms and conditions described herein.

NOW, THEREFORE, for good and valuable consideration which is hereby acknowledged, Seller and Buyer hereby agree as follows:

1. [***]

The Parties hereby agree to [***]

2. [***]

3. [***]

4. [***]

5.	COUNTERPARTS

This Agreement may be signed by the parties hereto in any number of separate counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument

Amendment No. 25 to Letter Agreement COM0029-13 COM0480-21	Page 1 of 3

AMENDMENT No. 25 TO LETTER AGREEMENT COM0029-13

and all of which when taken together shall constitute one and the same instrument.

6.	MISCELLANEOUS

All other terms and conditions of the Purchase Agreement, which are not specifically amended by this Amendment No. 25, shall remain in full force and effect without any change.

[INTENTIONALLY LEFT BLANK- SIGNATURE PAGE FOLLOWS]

Amendment No. 25 to Letter Agreement COM0029-13 COM0480-21	Page 2 of 3

AMENDMENT No. 25 TO LETTER AGREEMENT COM0029-13

IN WITNESS WHEREOF, Seller and Buyer, by their duly authorized officers, have entered into and executed this Amendment No. 25 to Letter Agreement on the date first written above.

YABORÃ INDÚSTRIA AERONÁUTICA S.A.		SKYWEST INC.

By	/s/ Marcelo Pereira Santiago	By	/s/ Wade Steel
Name:	Marcelo Pereira Santiago	Name:	Wade Steel
Title:	Vice President Contracts & Asset Management	Title:	Chief Commercial Officer

By	/s/ Marc Thomas Ahlgrimm
Name:	Marc Thomas Ahlgrimm
Title:	Director, Contract Administration

Place:	São José dos Campos, SP, Brazil	Place:	St. George, Utah, USA

Amendment No. 25 to Letter Agreement COM0029-13 COM0480-21	Page 3 of 3

AMENDMENT No. 26 TO LETTER AGREEMENT COM0029-13

This Amendment No.26 COM0526-21 (the “Amendment No. 26”) dated as of November 17, 2021 relates to the Letter Agreement COM0029-13 between YABORÃ INDÚSTRIA AERONÁUTICA S.A. (“Seller”) and SkyWest Inc. (“Buyer”) dated February 15, 2013, as it may be amended from time to time (collectively referred to herein as “Letter Agreement”) and Purchase Agreement COM0028-13 also between Seller and Buyer dated February 15, 2013 as it may be amended from time to time (collectively the “Purchase Agreement”).

This Amendment No. 26 sets forth additional agreements between Seller and Buyer with respect to the matters set forth herein.

Except as otherwise provided for herein, all terms of the Letter Agreement and Purchase Agreement shall remain in full force and effect. All capitalized terms used in this Amendment No. 26 which are not defined herein shall have the meaning given in the Purchase Agreement and Letter Agreement. In the event of any conflict between this Amendment No. 26 and the Purchase Agreement and Letter Agreement, the terms, conditions and provisions of this Amendment No. 26 shall control.

WHEREAS, if Amendment No. 41 to the Purchase Agreement becomes effective, SkyWest/Alaska Airlines Aircraft [***], each scheduled to be delivered in [***] subject to the terms and conditions set forth in Article 4 of this Amendment No. 26 provided for herein.

WHEREAS, as a result of [***], as described above, the purpose of this Amendment No. 26 is to amend and restate the related provisions.

NOW, THEREFORE, for good and valuable consideration which is hereby acknowledged, Seller and Buyer hereby agree as follows:

1.  [***]

2.  [***]

3.  [***]

4.	EFFECTIVITY OF AMENDMENT No. 26

This Amendment No. 26 shall only become effective if Amendment No. 41 to the Purchase Agreement becomes effective, all as provided in Article 9 of such Amendment No. 41.

Notwithstanding the foregoing, if less than [***] as contemplated in Article 9 of Amendment 41 to the Purchase Agreement, then, Buyer and Seller will amend the Letter Agreement accordingly to reflect such lesser number of terminated delivery positions.

Amendment No. 26 to Letter Agreement COM0029-13 COM0526-21	Page 1 of 3

AMENDMENT No. 26 TO LETTER AGREEMENT COM0029-13

5.	COUNTERPARTS

This Agreement may be signed by the parties hereto in any number of separate counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument and all of which when taken together shall constitute one and the same instrument.

6.	MISCELLANEOUS

All other terms and conditions of the Purchase Agreement, which are not specifically amended by this Amendment No. 26, shall remain in full force and effect without any change.

[INTENTIONALLY LEFT BLANK- SIGNATURE PAGE FOLLOWS]

Amendment No. 26 to Letter Agreement COM0029-13 COM0526-21	Page 2 of 3

AMENDMENT No. 26 TO LETTER AGREEMENT COM0029-13

IN WITNESS WHEREOF, Seller and Buyer, by their duly authorized officers, have entered into and executed this Amendment No. 26 to Letter Agreement on the date first written above.

YABORÃ INDÚSTRIA AERONÁUTICA S.A.		SKYWEST INC.

By	/s/ Marcelo Pereira Santiago	By	/s/ Wade Steel
Name:	Marcelo Pereira Santiago	Name:	Wade Steel
Title:	Vice President Contracts & Asset Management	Title:	Chief Commercial Officer

By	/s/ Marc Thomas Ahlgrimm
Name:	Marc Thomas Ahlgrimm
Title:	Director, Contract Administration

Place:	São José dos Campos, SP, Brazil	Place:	St. George, Utah, USA

Amendment No. 26 to Letter Agreement COM0029-13 COM0526-21	Page 3 of 3

AMENDMENT No. 27 TO LETTER AGREEMENT COM0029-13

This Amendment No.27 COM0059-22 (the “Amendment No. 27”) dated as of March 30, 2022 relates to the Letter Agreement COM0029-13 between EMBRAER S.A. (“Seller”) and SkyWest Inc. (“Buyer”) dated February 15, 2013, as it may be amended from time to time (collectively referred to herein as “Letter Agreement”) and Purchase Agreement COM0028- 13 also between Seller and Buyer dated February 15, 2013 as it may be amended from time to time (collectively the “Purchase Agreement”).

This Amendment No. 27 sets forth additional agreements between Seller and Buyer with respect to the matters set forth herein.

Except as otherwise provided for herein, all terms of the Letter Agreement and Purchase Agreement shall remain in full force and effect. All capitalized terms used in this Amendment No. 27 which are not defined herein shall have the meaning given in the Purchase Agreement and Letter Agreement. In the event of any conflict between this Amendment No. 27 and the Purchase Agreement and Letter Agreement, the terms, conditions and provisions of this Amendment No. 27 shall control.

WHEREAS, as per the Article 4 of Amendment No. 21 to the Letter Agreement, Seller shall provide, or cause to be provided by one of its controlled subsidiaries in the United States, [***] for each of the E175 SkyWest/American Airlines Aircraft [***];

WHEREAS, Buyer informed Seller that Buyer has [***] of the E175 Skywest/American Aircraft [***] and, as a result of such [***], of the total of [***] E175 SkyWest/American Airlines Aircraft, only up to [***] SkyWest/American Airlines Aircraft will go into [***] Embraer facility in [***]; and

WHEREAS, Seller has agreed to maintain the [***].

NOW, THEREFORE, for good and valuable consideration which is hereby acknowledged, Seller and Buyer hereby agree as follows:

1. [***]

2. [***]

5.	COUNTERPARTS

This Agreement may be signed by the parties hereto in any number of separate counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument and all of which when taken together shall constitute one and the same instrument.

Amendment No. 27 to Letter Agreement COM0029-13 COM076-22	Page 1 of 3

AMENDMENT No. 27 TO LETTER AGREEMENT COM0029-13

6.	MISCELLANEOUS

All other terms and conditions of the Purchase Agreement, which are not specifically amended by this Amendment No. 27, shall remain in full force and effect without any change.

[INTENTIONALLY LEFT BLANK- SIGNATURE PAGE FOLLOWS]

Amendment No. 27 to Letter Agreement COM0029-13 COM076-22	Page 2 of 3

AMENDMENT No. 27 TO LETTER AGREEMENT COM0029-13

IN WITNESS WHEREOF, Seller and Buyer, by their duly authorized officers, have entered into and executed this Amendment No. 27 to Letter Agreement on the date first written above.

EMBRAER S.A.		SKYWEST INC.

By	/s/ Marcelo Pereira Santiago	By	/s/ Wade Steel
Name:	Marcelo Pereira Santiago	Name:	Wade Steel
Title:	Vice President Contracts & Asset Management	Title:	Chief Commercial Officer

By	/s/ Marc Thomas Ahlgrimm
Name:	Marc Thomas Ahlgrimm
Title:	Director, Contract Administration

Place:	São José dos Campos, SP, Brazil	Place:	St. George, Utah, USA

Amendment No. 27 to Letter Agreement COM0029-13 COM076-22	Page 3 of 3

AMENDMENT No. 28 TO LETTER AGREEMENT COM0029-13

This Amendment No.28 COM0059-22 (the “Amendment No. 28”) dated as of May 3, 2022 relates to the Letter Agreement COM0029-13 between EMBRAER S.A. (“Seller”) and SkyWest Inc. (“Buyer”) dated February 15, 2013, as it may be amended from time to time (collectively referred to herein as “Letter Agreement”) and Purchase Agreement COM0028- 13 also between Seller and Buyer dated February 15, 2013 as it may be amended from time to time (collectively the “Purchase Agreement”).

This Amendment No. 28 sets forth additional agreements between Seller and Buyer with respect to the matters set forth herein.

Except as otherwise provided for herein, all terms of the Letter Agreement and Purchase Agreement shall remain in full force and effect. All capitalized terms used in this Amendment No. 28 which are not defined herein shall have the meaning given in the Purchase Agreement and Letter Agreement. In the event of any conflict between this Amendment No. 28 and the Purchase Agreement and Letter Agreement, the terms, conditions and provisions of this Amendment No. 28 shall control.

WHEREAS, the Parties have agreed to [***] described under Amendment No. 21 of the Letter Agreement according to the terms and conditions described herein.

NOW, THEREFORE, for good and valuable consideration which is hereby acknowledged, Seller and Buyer hereby agree as follows:

1.	[***]
2.	COUNTERPARTS

This Amendment No. 28 may be executed by the Parties hereto in any number of separate counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument and all of which when taken together shall constitute one and the same instrument. This Amendment No. 28 may be signed and exchanged by e-mail attaching a copy of the signed Agreement in portable document format with originals to follow by an internationally recognized courier.

3.	MISCELLANEOUS

All other terms and conditions of the Purchase Agreement, which are not specifically amended by this Amendment No. 28, shall remain in full force and effect without any change.

[INTENTIONALLY LEFT BLANK - SIGNATURE PAGE FOLLOWS]

Amendment No. 28 to Letter Agreement COM0029-13 COM059-22	Page 1 of 2

AMENDMENT No. 28 TO LETTER AGREEMENT COM0029-13

IN WITNESS WHEREOF, Seller and Buyer, by their duly authorized officers, have entered into and executed this Amendment No. 28 to Letter Agreement on the date first written above.

EMBRAER S.A.		SKYWEST INC.

By	/s/ Marcelo Pereira Santiago	By	/s/ Wade Steel
Name:	Marcelo Pereira Santiago	Name:	Wade Steel
Title:	Vice President Contracts & Asset Management	Title:	Chief Commercial Officer

By	/s/ Marc Thomas Ahlgrimm
Name:	Marc Thomas Ahlgrimm
Title:	Director, Contract Administration

Place:	São José dos Campos, SP, Brazil	Place:	St. George, Utah, USA

Amendment No. 28 to Letter Agreement COM0029-13 COM059-22	Page 2 of 2

AMENDMENT No. 29 TO LETTER AGREEMENT COM0029-13

This Amendment No.29 COM0256-22 (the “Amendment No. 29”) dated as of August 30, 2022 relates to the Letter Agreement COM0029-13 between EMBRAER S.A. (“Embraer”) and SkyWest Inc. (“Buyer”) dated February 15, 2013, as it may be amended from time to time (collectively referred to herein as “Letter Agreement”) and Purchase Agreement COM0028- 13 also between Seller and Buyer dated February 15, 2013 as it may be amended from time to time (collectively the “Purchase Agreement”).

This Amendment No. 29 sets forth additional agreements between Embraer and Buyer with respect to the matters set forth herein.

Except as otherwise provided for herein, all terms of the Letter Agreement and Purchase Agreement shall remain in full force and effect. All capitalized terms used in this Amendment No. 29 which are not defined herein shall have the meaning given in the Purchase Agreement and Letter Agreement. In the event of any conflict between this Amendment No. 29 and the Purchase Agreement and Letter Agreement, the terms, conditions and provisions of this Amendment No. 29 shall control.

WHEREAS, Buyer has requested, and Embraer has agreed to [***] and this Amendment No. 29 sets forth additional terms and conditions in connection to such [***]; and

WHEREAS, the Parties have agreed to [***] provided for under Amendment No. 21 of the Letter Agreement dated as of December 29, 2020 according to the terms and conditions described herein.

NOW, THEREFORE, for good and valuable consideration which is hereby acknowledged, Seller and Buyer hereby agree as follows:

1. [***]

2. [***]

3. [***]

As provided in Amendment No. 43 to the Purchase Agreement dated as of the date first set forth above (“Amendment No. 43”), the Parties have agreed to [***] of SkyWest/Alaska Airlines Aircraft [***]. Accordingly, Section 1 of Amendment No. 28 of the Letter Agreement is hereby amended and restated as follows:

4.	COUNTERPARTS

This Amendment No. 29 may be executed by the Parties hereto in any number of separate counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument and all of which when taken together shall constitute one and the same instrument. This Amendment No. 29 may be signed and exchanged by e-mail attaching a copy of the

Amendment No. 29 to Letter Agreement COM0029-13 COM256-22	Page 1 of 3

AMENDMENT No. 29 TO LETTER AGREEMENT COM0029-13

signed Agreement in portable document format with originals to follow by an internationally recognized courier.

5.	MISCELLANEOUS

All other terms and conditions of the Purchase Agreement, which are not specifically amended by this Amendment No. 29, shall remain in full force and effect without any change.

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Amendment No. 29 to Letter Agreement COM0029-13 COM256-22	Page 2 of 3

AMENDMENT No. 29 TO LETTER AGREEMENT COM0029-13

IN WITNESS WHEREOF, Seller and Buyer, by their duly authorized officers, have entered into and executed this Amendment No. 29 to Letter Agreement on the date first written above.

EMBRAER S.A.		SKYWEST INC.

By	/s/ Marcelo Pereira Santiago	By	/s/ Wade Steel
Name:	Marcelo Pereira Santiago	Name:	Wade Steel
Title:	Vice President Contracts & Asset Management	Title:	Chief Commercial Officer

By	/s/ Marc Thomas Ahlgrimm
Name:	Marc Thomas Ahlgrimm
Title:	Director, Contract Administration

Place:	São José dos Campos, SP, Brazil	Place:	St. George, Utah, USA

Amendment No. 29 to Letter Agreement COM0029-13 COM256-22	Page 3 of 3

AMENDMENT No. 30 TO LETTER AGREEMENT COM0029-13

This Amendment No.30 COM0312-22 (the “Amendment No. 30”) dated as of September 30, 2022 relates to the Letter Agreement COM0029-13 between Embraer S.A. (“Embraer”) and SkyWest Inc. (“Buyer”) dated February 15, 2013, as it may be amended from time to time (collectively referred to herein as “Letter Agreement”) and Purchase Agreement COM0028- 13 also between Embraer and Buyer dated February 15, 2013 as it may be amended from time to time (collectively the “Purchase Agreement”).

This Amendment No. 30 sets forth additional agreements between Embraer and Buyer with respect to the matters set forth herein.

Except as otherwise provided for herein, all terms of the Letter Agreement and Purchase Agreement shall remain in full force and effect. All capitalized terms used in this Amendment No. 30 which are not defined herein shall have the meaning given in the Purchase Agreement and Letter Agreement. In the event of any conflict between this Amendment No. 30 and the Purchase Agreement and Letter Agreement, the terms, conditions and provisions of this Amendment No. 30 shall control.

WHEREAS, [***].

NOW, THEREFORE, for good and valuable consideration, which is hereby acknowledged, Embraer and Buyer hereby agree as follows:

1.	[***]
2.	COUNTERPARTS

This Amendment No. 30 may be executed by the Parties hereto in any number of separate counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument and all of which when taken together shall constitute one and the same instrument. This Amendment No. 30 may be signed and exchanged by e-mail attaching a copy of the signed Agreement in portable document format with originals to follow by an internationally recognized courier.

3.	MISCELLANEOUS

All other terms and conditions of the Purchase Agreement, which are not specifically amended by this Amendment No. 30, shall remain in full force and effect without any change.

[INTENTIONALLY LEFT BLANK - SIGNATURE PAGE FOLLOWS]

Amendment No. 30 to Letter Agreement COM0029-13 COM312-22	Page 1 of 2

AMENDMENT No. 30 TO LETTER AGREEMENT COM0029-13

IN WITNESS WHEREOF, Embraer and Buyer, by their duly authorized officers, have entered into and executed this Amendment No. 30 to Letter Agreement on the date first written above.

EMBRAER S.A.		SKYWEST INC.

By	/s/ Marcelo Pereira Santiago	By	/s/ Wade Steel
Name:	Marcelo Pereira Santiago	Name:	Wade Steel
Title:	Vice President Contracts & Asset Management	Title:	Chief Commercial Officer

By	/s/ Marc Thomas Ahlgrimm
Name:	Marc Thomas Ahlgrimm
Title:	Director, Contract Administration

Place:	São José dos Campos, SP, Brazil	Place:	St. George, Utah, USA

Amendment No. 30 to Letter Agreement COM0029-13 COM312-22	Page 2 of 2

AMENDMENT No. 31 TO LETTER AGREEMENT COM0029-13

This Amendment No.31 COM0059-23 (the “Amendment No. 31”) dated as of June 30, 2023 relates to the Letter Agreement COM0029-13 between EMBRAER S.A. (“Embraer”) and SkyWest Inc. (“Buyer”) dated February 15, 2013, as it may be amended from time to time (collectively referred to herein as “Letter Agreement”) and Purchase Agreement COM0028- 13 also between Embraer and Buyer dated February 15, 2013 as it may be amended from time to time (collectively the “Purchase Agreement”).

This Amendment No. 31 sets forth additional agreements between Embraer and Buyer with respect to the matters set forth herein.

Except as otherwise provided for herein, all terms of the Letter Agreement and Purchase Agreement shall remain in full force and effect. All capitalized terms used in this Amendment No. 31 which are not defined herein shall have the meaning given in the Purchase Agreement and Letter Agreement. In the event of any conflict between this Amendment No. 31 and the Purchase Agreement and Letter Agreement, the terms, conditions and provisions of this Amendment No. 31 shall control.

WHEREAS, [***].

NOW, THEREFORE, for good and valuable consideration which is hereby acknowledged, Embraer and Buyer hereby agree as follows:

1.	[***]
2.	COUNTERPARTS

This Amendment No. 31 may be signed by the parties hereto in any number of separate counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument and all of which when taken together shall constitute one and the same instrument. This Amendment No. 31 may be signed and exchanged by e-mail attaching a copy of the signed Amendment No. 31 in portable document format with originals to follow by an internationally recognized courier.

3.	REINSTATEMENT OF PURCHASE AGREEMENT

All other terms and conditions of the Purchase Agreement, which are not specifically amended by this Amendment No. 31, shall remain in full force and effect without any change.

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Amendment No. 31 to Letter Agreement COM0029-13 COM0059-23	Page 1 of 2

AMENDMENT No. 31 TO LETTER AGREEMENT COM0029-13

IN WITNESS WHEREOF, Embraer and Buyer, by their duly authorized officers, have entered into and executed this Amendment No. 31 to Letter Agreement on the date first written above.

EMBRAER S.A.		SKYWEST INC.

By	/s/ Marcelo Pereira Santiago	By	/s/ Wade Steel
Name:	Marcelo Pereira Santiago	Name:	Wade Steel
Title:	VP Contracts & Asset Management	Title:	Chief Commercial Officer

By	/s/ Marc Thomas Ahlgrimm
Name:	Marc Thomas Ahlgrimm
Title:	Director, Contract Administration

Place:	São José dos Campos, SP, Brazil	Place:	St. George, Utah, USA

Amendment No. 31 to Letter Agreement COM0029-13 COM0059-23	Page 2 of 2

AMENDMENT No. 32 TO LETTER AGREEMENT COM0029-13

This Amendment No.32 COM0059-23 (the “Amendment No. 32”) dated as of August 9, 2023 relates to the Letter Agreement COM0029-13 between EMBRAER S.A. (“Embraer”) and SkyWest Inc. (“Buyer”) dated February 15, 2013, as it may be amended from time to time (collectively referred to herein as “Letter Agreement”) and Purchase Agreement COM0028- 13 also between Embraer and Buyer dated February 15, 2013 as it may be amended from time to time (collectively the “Purchase Agreement”).

This Amendment No. 32 sets forth additional agreements between Embraer and Buyer with respect to the matters set forth herein.

Except as otherwise provided for herein, all terms of the Letter Agreement and Purchase Agreement shall remain in full force and effect. All capitalized terms used in this Amendment No. 32 which are not defined herein shall have the meaning given in the Purchase Agreement and Letter Agreement. In the event of any conflict between this Amendment No. 32 and the Purchase Agreement and Letter Agreement, the terms, conditions and provisions of this Amendment No. 32 shall control.

WHEREAS, concurrent with the execution of this Amendment No. 32, Buyer and Embraer have agreed to exercise [***] Additional Purchase Right Aircraft configured as per Attachment A20. (each an “SkyWest/United-Aspen Aircraft” or “E170+ SkyWest/United-Aspen Aircraft”);

WHEREAS, the Parties have agreed to [***] in accordance with the terms and conditions described herein;

WHEREAS, the Parties have agreed to set some other terms and conditions in regards to the [***] SkyWest/United-Aspen Aircraft.

NOW, THEREFORE, for good and valuable consideration which is hereby acknowledged, Embraer and Buyer hereby agree as follows:

1. [***]

The Parties hereby agree to amend and restate the terms and conditions [***] (as provided in Article 1 of Amendment No. 9 to Letter Agreement COM0029-13, as amended), to include the [***] SkyWest/United-Aspen Aircraft [***], as provided below:

[***]

2.  [***]

3.  [***]

4.   [***]

Amendment No. 32 to Letter Agreement COM0029-13 COM0146-23	Page 1 of 3

AMENDMENT No. 32 TO LETTER AGREEMENT COM0029-13

5.	COUNTERPARTS

This Amendment No. 32 may be signed by the parties hereto in any number of separate counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument and all of which when taken together shall constitute one and the same instrument. This Amendment No. 32 may be signed and exchanged by e-mail attaching a copy of the signed Amendment No. 32 in portable document format with originals to follow by an internationally recognized courier.

6.	MISCELLANEOUS

All other terms and conditions of the Purchase Agreement, which are not specifically amended by this Amendment No. 32, shall remain in full force and effect without any change.

[INTENTIONALLY LEFT BLANK- SIGNATURE PAGE FOLLOWS]

Amendment No. 32 to Letter Agreement COM0029-13 COM0146-23	Page 2 of 3

AMENDMENT No. 32 TO LETTER AGREEMENT COM0029-13

IN WITNESS WHEREOF, Embraer and Buyer, by their duly authorized officers, have entered into and executed this Amendment No. 32 to Letter Agreement on the date first written above.

EMBRAER S.A.		SKYWEST INC.

By	/s/ Marcelo Pereira Santiago	By	/s/ Wade Steel
Name:	Marcelo Pereira Santiago	Name:	Wade Steel
Title:	VP Contracts & Asset Management	Title:	Chief Commercial Officer

By	/s/ Marc Thomas Ahlgrimm
Name:	Marc Thomas Ahlgrimm
Title:	Director, Contract Administration

Place:	São José dos Campos, SP, Brazil	Place:	St. George, Utah, USA

Amendment No. 32 to Letter Agreement COM0029-13 COM0146-23	Page 3 of 3

AMENDMENT No. 33 TO LETTER AGREEMENT COM0029-13

This Amendment No.33 COM162-25 (the “Amendment No. 33”) dated as of June 17, 2025 relates to the Letter Agreement COM0029-13 between EMBRAER S.A. (“Embraer”) and SkyWest Inc. (“Buyer”) dated February 15, 2013, as it may be amended from time to time (collectively referred to herein as “Letter Agreement”) and Purchase Agreement COM0028- 13 also between Embraer and Buyer dated February 15, 2013 as it may be amended from time to time (collectively the “Purchase Agreement”).

This Amendment No. 33 sets forth additional agreements between Embraer and Buyer with respect to the matters set forth herein.

Except as otherwise provided for herein, all terms of the Letter Agreement and Purchase Agreement shall remain in full force and effect. All capitalized terms used in this Amendment No. 33 which are not defined herein shall have the meaning given in the Purchase Agreement and Letter Agreement. In the event of any conflict between this Amendment No. 33 and the Purchase Agreement and Letter Agreement, the terms, conditions and provisions of this Amendment No. 33 shall control.

WHEREAS, concurrent with the execution of this Amendment No. 33, Buyer and Embraer have agreed to exercise [***] Additional Purchase Right Aircraft, being [***] E170+ SkyWest/Delta Aircraft configured as per Attachment A21 and [***] E175 SkyWest/Delta Aircraft configured as per Attachment A22;

WHEREAS, the Parties have agreed to [***] in accordance with the terms and conditions described herein;

WHEREAS, the Parties have agreed to set some other terms and conditions in regards to the [***] E170+ SkyWest/Delta Aircraft and [***] E175 SkyWest/Delta Aircraft.

NOW, THEREFORE, for good and valuable consideration which is hereby acknowledged, Embraer and Buyer hereby agree as follows:

1. [***]

2. [***]

3. [***]

4. [***]

5.	COUNTERPARTS

This Amendment No. 33 may be signed by the parties hereto in any number of separate counterparts with the same effect as if the signatures thereto and hereto were upon the same

Amendment No. 33 to Letter Agreement COM0029-13 COM0162-25	Page 1 of 3

AMENDMENT No. 33 TO LETTER AGREEMENT COM0029-13

instrument and all of which when taken together shall constitute one and the same instrument. This Amendment No. 33 may be signed and exchanged by e-mail attaching a copy of the signed Amendment No. 33 in portable document format with originals to follow by an internationally recognized courier.

6.	MISCELLANEOUS

All other terms and conditions of the Purchase Agreement, which are not specifically amended by this Amendment No. 33, shall remain in full force and effect without any change.

[INTENTIONALLY LEFT BLANK- SIGNATURE PAGE FOLLOWS]

Amendment No. 33 to Letter Agreement COM0029-13 COM0162-25	Page 2 of 3

AMENDMENT No. 33 TO LETTER AGREEMENT COM0029-13

IN WITNESS WHEREOF, Embraer and Buyer, by their duly authorized officers, have entered into and executed this Amendment No. 33 to Letter Agreement on the date first written above.

EMBRAER S.A.		SKYWEST INC.

By	/s/ Arjan Meijer	By	/s/ Wade Steel
Name:	Arjan Meijer	Name:	Wade Steel
Title:	VP Commercial Aviation	Title:	Chief Commercial Officer

By	/s/ Marcelo Pereira Santiago
Name:	Marcelo Pereira Santiago
Title:	VP Contracts & Asset Management

Place:	São José dos Campos, SP, Brazil	Place:	St. George, Utah, USA

Amendment No. 33 to Letter Agreement COM0029-13 COM0162-25	Page 3 of 3

LETTER AGREEMENT COM0313-16

This Letter Agreement COM0313-16 (the “Letter Agreement”) dated as of June 13, 2016 is between Embraer S.A. (“Embraer”) and SkyWest Inc. (“Buyer”). Embraer and Buyer may be collectively referred to herein as the “Parties”.

WHEREAS, Embraer and Buyer are parties to that certain Purchase Agreement No. COM0028-13 dated as of February 15, 2013 (as supplemented and amended from time to time, the “Purchase Agreement”), pursuant to which Buyer has agreed to purchase from Embraer certain Aircraft;

All capitalized terms not otherwise defined herein shall have the same meaning when used herein as provided in the Purchase Agreement and in case of any conflict between this Letter Agreement and the Purchase Agreement, this Letter Agreement shall control.

WHEREAS, the Parties have agreed to [***] of Aircraft [***], Aircraft [***], Aircraft [***] and Aircraft [***] (the “Anticipated Aircraft”);

NOW, THEREFORE, for good and valuable consideration which is hereby acknowledged, Embraer and Buyer hereby agree as follows:

1. [***]

2. [***]

3. [***]

4.	MISCELLANEOUS

The provisions of Articles 18, 19, 23, and 25 through 30 of the Purchase Agreement apply mutatis mutandis. All other provisions of the Purchase Agreement that have not been expressly amended or modified by this Letter Agreement shall remain valid in full force and effect without any change.

5.	Counterparts

This Agreement may be signed by the parties hereto in any number of separate counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument and all of which when taken together shall constitute one and the same instrument.

[INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, Embraer and Buyer, by their duly authorized officers, have entered into and executed this Letter Agreement to be effective as of the date first written above.

Embraer S.A.		SkyWest Inc.

By	/s/ Luis Carlos Affonso	By	/s/ Wade Steel
Name:	Luis Carlos Affonso	Name:	Wade Steel
Title:	Chief Operating Officer Commercial Aviation	Title:	Chief Commercial Officer

By	/s/ Adrian Sarlo
Name:	Adrian Sarlo
Title:	Vice President Contracts Commercial Aviation

Place:	São José dos Campos, SP, Brazil	Place:	St. George, Utah, USA

LETTER AGREEMENT COM0613-15

This Letter Agreement COM0613-15 (the “Letter Agreement”) dated as of October 19, 2015 is between Embraer S.A. (“Embraer”) and SkyWest Inc. (“Buyer”). Embraer and Buyer may be collectively referred to herein as the “Parties”.

WHEREAS, Embraer and Buyer are parties to that certain Purchase Agreement No. COM0028-13 dated as of February 15, 2013 (as supplemented and amended from time to time, the “Purchase Agreement”), pursuant to which Buyer has agreed to purchase from Embraer certain aircraft;

All capitalized terms not otherwise defined herein shall have the same meaning when used herein as provided in the Purchase Agreement and in case of any conflict between this Letter Agreement and the Purchase Agreement, this Letter Agreement shall control.

WHEREAS, Buyer has entered into a capacity purchase agreement or similar agreement (collectively “CPAs”) for the operation of [***] Aircraft and is considering amending a CPA so as to require the purchase of an additional [***] Aircraft;

WHEREAS, as a consequence of the CPAs’ execution, Buyer has agreed to purchase [***] Aircraft and may purchase an additional [***] Aircraft;

WHEREAS, as [***] as described herein;

NOW, THEREFORE, for good and valuable consideration which is hereby acknowledged, Embraer and Buyer hereby agree as follows:

1.	[***]
2.	MISCELLANEOUS

The provisions of Articles 18, 19, 23, and 25 - 30 of the Purchase Agreement apply mutatis mutandis. All other provisions of the Purchase Agreement that have not  been specifically amended or modified by this Letter Agreement shall remain valid in full force and effect without any change.

3.	COUNTERPARTS

This Agreement may be signed by the parties hereto in any number of separate counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument and all of which when taken together shall constitute one and the same instrument.

[INTENTIONALLY LEFT BLANK]

Letter Agreement COM0613-15	Page 1 of 2

LETTER AGREEMENT COM0613-15

IN WITNESS WHEREOF, Embraer and Buyer, by their duly authorized officers, have entered into and executed this Letter Agreement to be effective as of the date first written above.

Embraer S.A.		SkyWest Inc.

By	/s/ José Antonio A. Filippo	By	/s/ Wade Steel
Name:	Jose Antonio A. Filippo	Name:	Wade Steel
Title:	Executive Vice President & CFO	Title:	Chief Commercial Officer

By	/s/ Adrian Sarlo
Name:	Adrian Sarlo
Title:	Vice President Contracts Commercial Aviation

Place:	São José dos Campos, SP, Brazil	Place:	St. George, Utah, USA

Letter Agreement COM0613-15	Page 2 of 2

AMENDMENT No. 1 TO LETTER AGREEMENT COM0613-15

This Amendment No. 1 to the Letter Agreement COM0613-15 (this “Amendment No. 1”), dated as of December 14, 2015 relates to the Letter Agreement COM0613-15 between Embraer S.A. (“Embraer”) and SkyWest Inc. (“Buyer”) dated October 11, 2015 (the “Letter Agreement”) and Purchase Agreement COM0028-13 also between Embraer and Buyer dated February 15, 2013 as it may be amended from time to time (collectively the “Purchase Agreement”). This Amendment No. 1 is between Embraer and Buyer (collectively referred to herein as the “Parties”).

This Amendment No. 1 sets forth additional agreements between Embraer and Buyer with respect to the matters set forth herein.

Except as otherwise provided for herein, all terms of the Letter Agreement and Purchase Agreement shall remain in full force and effect. All capitalized terms used in this Amendment No. 1 which are not defined herein shall have the meaning given in the Purchase Agreement and Letter Agreement. In the event of any conflict between this Amendment No. 1 and the Purchase Agreement and Letter Agreement, the terms, conditions and provisions of this Amendment No. 1 shall control.

WHEREAS, [***];

NOW, THEREFORE, for good and valuable consideration which is hereby acknowledged, Embraer and Buyer hereby agree as follows:

1.	LETTER AGREEMENT AMENDMENT

In the first paragraph of Clause 1 of the Letter Agreement, the phrase “[***]” shall be deleted and is hereby replaced with the phrase “[***]”.

2.	COUNTERPARTS

This Agreement may be signed by the parties hereto in any number of separate counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument and all of which when taken together shall constitute one and the same instrument.

3.	MISCELLANEOUS

All other terms and conditions of the Purchase Agreement, which are not specifically amended by this Amendment No. 1, shall remain in full force and effect without any change.

[Signature Page Follows]

Amendment No. 1 to Letter Agreement COM0613-15 COM0757-15	Page 1 of 2

AMENDMENT No. 1 TO LETTER AGREEMENT COM0613-15

IN WITNESS WHEREOF, Embraer and Buyer, by their duly authorized officers, have entered into and executed this Amendment No. 1 to Letter Agreement to be effective as of the date first written above.

Embraer S.A.		SkyWest Inc.

By	/s/ Mauro Kern	By	/s/ Wade Steel
Name:	Mauro Kern	Name:	Wade Steel
Title:	COO - Chief Operating Officer	Title:	Chief Commercial Officer

By	/s/ Adrian Sarlo
Name:	Adrian Sarlo
Title:	Vice President Contracts Commercial Aviation

Place:	São José dos Campos, SP, Brazil	Place:	St. George, Utah, USA

Amendment No. 1 to Letter Agreement COM0613-15 COM0757-15	Page 2 of 2

AMENDMENT No. 2 TO LETTER AGREEMENT COM0613-15

This Amendment No. 2 to the Letter Agreement COM0613-15 (this “Amendment No. 2”) dated as of May 31, 2016 relates to the Letter Agreement COM0613-15 between Embraer S.A. (“Embraer”) and SkyWest Inc. (“Buyer”) dated October 11, 2015, as amended and supplemented from time to time (collectively, referred to herein as “Letter Agreement”) and Purchase Agreement COM0028-13 also between Embraer and Buyer dated February 15, 2013, as amended and supplemented from time to time (collectively, the “Purchase Agreement”). This Amendment No. 2 is between Embraer and Buyer (collectively referred to herein as the “Parties”).

This Amendment No. 2 sets forth additional agreements between Embraer and Buyer with respect to the matters set forth herein.

Except as otherwise provided herein, all terms of the Letter Agreement and Purchase Agreement shall remain in full force and effect. All capitalized terms used in this Amendment No. 2 which are not defined herein shall have the meaning given in the Purchase Agreement and Letter Agreement. In the event of any conflict between this Amendment No. 2 and the Letter Agreement and the Purchase Agreement, the terms, conditions and provisions of this Amendment No. 2 shall control.

WHEREAS, pursuant to the Letter Agreement, [***];

WHEREAS, Embraer and Buyer have agreed to [***] as described herein;

NOW, THEREFORE, for good and valuable consideration which is hereby acknowledged, Embraer and Buyer hereby agree as follows:

1. [***]

2.	MISCELLANEOUS

The provisions of Articles 18, 19, 23, and 25 - 30 of the Purchase Agreement apply mutatis mutandis. All other provisions of the Purchase Agreement and Letter Agreement that have not been specifically amended or modified by this Amendment No. 2 shall remain valid in full force and effect without any change.

3.	COUNTERPARTS

This Amendment No. 2 may be signed by the parties hereto in any number of separate counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument and all of which when taken together shall constitute one and the same instrument.

[INTENTIONALLY LEFT BLANK]

Amendment No. 2 to Letter Agreement COM0613-15 – (COM0257-16)	Page 1 of 2

AMENDMENT No. 2 TO LETTER AGREEMENT COM0613-15

IN WITNESS WHEREOF, Embraer and Buyer, by their duly authorized officers, have entered into and executed this Amendment No. 2 to Letter Agreement to be effective as of the date first written above.

Embraer S.A.		SkyWest Inc.

By	/s/ Mauro Kern	By	/s/ Wade Steel
Name:	Mauro Kern	Name:	Wade Steel
Title:	COO - Chief Operating Officer	Title:	Chief Commercial Officer

By	/s/ Adrian Sarlo
Name:	Adrian Sarlo
Title:	Vice President Contracts Commercial Aviation

Place:	São José dos Campos, SP, Brazil	Place:	St. George, Utah, USA

Amendment No. 2 to Letter Agreement COM0613-15 – (COM0257-16)	Page 2 of 2